UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2019

Item 1.  Reports to Stockholders.

(a)         Copy of the report transmitted to shareholders:

PACE® Select Advisors Trust

Annual Report | July 31, 2019

This page intentionally left blank.

Introduction

September 18, 2019

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2019 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

Headwinds for global growth

As the reporting period began, the US economy reached a new record for the longest expansion on record, exceeding the previous mark of 120 months.1 However, trade conflicts, less robust manufacturing activity and several other factors have led to moderating global growth. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at 3.4% and 2.2% seasonally adjusted annualized rates during the third and fourth quarters of 2018, respectively. GDP growth then bounced back to 3.1% during the first quarter of 2019. Finally, the US Commerce Department's initial estimate for second quarter GDP growth in the US was 2.1%.

Headwinds facing the economy were acknowledged by the US Federal Reserve Board (the "Fed"). After raising interest rates four times in 2018, in July 2019 the Fed started to reverse course, saying it would pause from additional rate hikes as it monitored incoming economic data. At its meeting that concluded on March 20, 2019, most Federal Open Market Committee ("FOMC")2 members indicated that they did not feel additional rate hikes would be needed in 2019. After its June 2019 meeting, Fed Chair Jerome Powell said, "The case for somewhat more accommodative policy has strengthened" and the market anticipated one or two rate cuts by the end of the year. Finally, at its meeting in July 2019, the Fed lowered its target rate from a range between 2.25% and 2.50% to a range between 2.00% and 2.25%. This marked the first rate cut since 2008.

From a global perspective, in its July 2019 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "Global growth remains subdued. Since the April World Economic Outlook (WEO) report, the United States further increased tariffs on certain Chinese imports and China retaliated by raising tariffs on a subset of US imports. Additional escalation was averted following the June G20 summit. Global technology supply chains were threatened by the prospect of US sanctions, Brexit-related uncertainty continued, and rising geopolitical tensions roiled energy prices...Risks to the forecast are mainly to the downside. They include further trade and technology tensions that dent sentiment and slow investment; a protracted increase in risk aversion that exposes the financial vulnerabilities continuing to accumulate after years of low interest rates; and mounting disinflationary pressures that increase debt service difficulties, constrain the monetary policy space to counter downturns, and make adverse shocks more persistent than normal." From a regional perspective, the IMF projects 2019 growth in the eurozone will be 1.3%, versus 1.9% in 2018. Japan's economy is expected to expand 0.9% in 2019, compared to 0.8% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.1% in 2019, versus 4.5% in 2018.

Global equities generate mixed results

The global equity market generated mixed results during the reporting period. US equities experienced several setbacks, but they proved to be only temporary in nature, as the market reached several new all-time record highs. Supporting the market were corporate profits that often exceeded expectations, hopes for a resolution between the US and China trade war, and the Fed lowering interest rates to support the economy. All told, the S&P 500 Index3 gained 7.99% during the 12 months ended July 31, 2019. Returns were weaker outside the US, as slower growth,

1  Source: The National Bureau of Economic Research, 7/19

2  The Federal Open Market Committee ("FOMC") is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

political issues and concerns over trade disputes negatively impacted investor sentiment. International developed equities, as measured by the MSCI EAFE Index (net),4 returned -2.60% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),5 fell 2.18%.

The fixed income market produces solid results

The global fixed income market posted solid results during the reporting period. In the US, both short- and long-term Treasury yields declined (bond yields and prices move in the opposite direction). Periods of investor risk aversion, the Fed's monetary policy reversal and modest inflation helped to push yields lower. For the 12 month reporting period as a whole, the yield on the US 10-year Treasury fell from 2.96% to 2.02%. Government bond yields outside the US also generally moved lower, as the European Central Bank, the Bank of Japan and the Bank of

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

England largely maintained their highly accommodative monetary policies. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,6 returned 8.08% for the 12 months ended July 31, 2019. Returns of riskier fixed income securities were also positive. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,7 returned 6.95% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 gained 10.33%.

Sincerely,

Igor Lasun
President, PACE Select Advisors Trust
Executive Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2019. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 18, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

6  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Government Money Market Investments

Performance

The seven-day current yield for the Fund as of July 31, 2019 was 1.74% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 7. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 3.

Advisor's comments

The Federal Reserve Board (Fed) initially continued to normalize monetary policy during the reporting period. For example, the Fed raised rates at its meetings in September and December 2018, for a total of four rate hikes in 2018. With its December 2018 increase, the federal funds rate moved to a range between 2.25% and 2.50%. In addition, the Fed continued reducing its balance sheet. However, at its meeting in January 2019, the Fed announced that it would take a less aggressive stance on future rate hikes. Then, as expected, the Fed lowered rates at its meeting in July 2019—the first cut since 2008. While the yields on a wide range of short-term investments moved higher over the period, yields still remain low by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 22 days. This was increased to 34 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period. We modestly reduced the Portfolio's exposure to US government and agency obligations and slightly pared its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust – PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PACE Government Money Market Investments

Yields and characteristics at a glance—July 31, 2019 (unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	1.74%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	1.75
Seven-day current yield before fee waivers and/or expense reimbursements[1]	1.19
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	1.19
Weighted average maturity[2]	34 days
Portfolio composition[3]
US government and agency obligations	79.2%
Repurchase agreements	21.5
Other assets less liabilities	(0.7)
Total	100.0%

You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoated represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

PACE Government Money Market Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
US government and agency obligations—79.2%
Federal Farm Credit Bank 2.070%, due 12/12/19[1]	$1,250,000	$1,240,441
2.400%, due 11/25/19[1]	1,300,000	1,289,947
Federal Home Loan Bank 2.025%, due 01/06/20[1]	2,000,000	1,982,225
2.080%, due 11/13/19[1]	1,000,000	993,991
2.085%, due 11/04/19[1]	1,500,000	1,491,747
2.090%, due 10/01/19[1]	2,000,000	1,992,917
2.090%, due 10/25/19[1]	4,000,000	3,980,261
2.140%, due 08/20/19[1]	5,000,000	4,994,353
2.145%, due 08/23/19[1]	5,000,000	4,993,446
2.150%, due 08/14/19[1]	7,000,000	6,994,565
2.150%, due 09/06/19[1]	2,000,000	1,995,700
2.150%, due 09/16/19[1]	5,000,000	4,986,264
2.180%, due 08/08/19[1]	3,000,000	2,998,728
2.200%, due 08/09/19[1]	5,000,000	4,997,556
2.215%, due 08/21/19[1]	2,500,000	2,496,924
2.215%, due 09/04/19[1]	5,000,000	4,989,540
2.215%, due 09/13/19[1]	6,000,000	5,984,126
2.240%, due 08/20/19[1]	5,000,000	4,994,089
2.245%, due 08/21/19[1]	2,000,000	1,997,506
2.330%, due 09/04/19[1]	3,000,000	2,993,398
2.330%, due 09/06/19[1]	3,500,000	3,491,845
2.335%, due 09/03/19[1]	1,000,000	997,860
2.340%, due 09/16/19[1]	5,000,000	4,985,050
2.345%, due 08/28/19[1]	3,000,000	2,994,724
2.348%, due 08/23/19[1]	2,000,000	1,997,130
2.349%, due 08/30/19[1]	2,000,000	1,996,215
2.367%, due 08/21/19[1]	4,000,000	3,994,740
2.372%, due 08/16/19[1]	2,000,000	1,998,023
2.378%, due 08/14/19[1]	2,000,000	1,998,283
2.400%, due 08/01/19[1]	1,000,000	1,000,000
2.400%, due 09/11/19[1]	1,000,000	997,267
2.400%, due 10/21/19[1]	1,500,000	1,491,900
2.400%, due 06/17/20	2,000,000	2,000,000
2.410%, due 10/25/19[1]	1,000,000	994,310
2.415%, due 08/15/19[1]	1,000,000	999,061
2.430%, due 09/25/19[1]	3,000,000	2,988,862
2.435%, due 10/01/19[1]	2,000,000	1,991,748
2.437%, due 09/20/19[1]	1,000,000	996,615
2.440%, due 10/02/19[1]	2,000,000	1,991,596
2.440%, due 10/17/19[1]	400,000	397,912
2.440%, due 10/21/19[1]	1,500,000	1,491,765
2.510%, due 05/28/20	1,000,000	1,000,000
1 mo. USD LIBOR - 0.025%, 2.342%, due 10/09/19[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.015%, 2.257%, due 05/20/20[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.020%, 2.340%, due 05/08/20[2]	2,500,000	2,500,000
1 mo. USD LIBOR - 0.030%, 2.330%, due 11/07/19[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.055%, 2.270%, due 01/14/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.065%, 2.235%, due 10/18/19[2]	2,000,000	2,000,000
	Face amount	Value
US government and agency obligations—(concluded)
1 mo. USD LIBOR - 0.070%, 2.297%, due 10/09/19[2]	$2,000,000	$2,000,000
1 mo. USD LIBOR - 0.080%, 2.161%, due 09/27/19[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.090%, 2.289%, due 09/10/19[2]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.100%, 2.172%, due 08/21/19[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.105%, 2.167%, due 08/20/19[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.110%, 2.215%, due 08/13/19[2]	2,000,000	2,000,000
3 mo. USD LIBOR - 0.265%, 2.311%, due 08/02/19[2]	2,000,000	1,999,997
SOFR + 0.010%, 2.400%, due 01/24/20[2]	2,000,000	2,000,000
SOFR + 0.025%, 2.415%, due 04/22/20[2]	2,000,000	2,000,000
SOFR + 0.065%, 2.455%, due 11/15/19[2]	1,000,000	1,000,000
Federal Home Loan Mortgage Corp. 2.340%, due 10/17/19[1]	2,500,000	2,487,487
US Treasury Bill 1.673%, due 12/26/19[1]	3,000,000	2,975,181
Total US government and agency obligations (cost—$146,145,295)		146,145,295
Repurchase agreement—21.5%
Repurchase agreement dated 07/31/19 with Goldman Sachs & Co., 2.510% due 08/01/19, collateralized by $14,566,000 Federal Farm Credit Bank obligation, 2.080% to 3.000% due 10/01/25 to 05/16/36, $3,000 Federal Home Loan Mortgage Corp. obligation, 2.750% due 06/19/23, $24,670,000 Federal Home Loan Banks obligations, 1.875 to 3.300% due 11/29/21 to 09/08/28 and $101 US Treasury Inflation Index Notes, Zero Coupon due 08/15/22 to 11/15/29; (value—$40,494,000); proceeds: $39,702,768 (cost—$39,700,000)	39,700,000	39,700,000
Total investments (cost—$185,845,295 which approximates cost for federal income tax purposes)—100.7%		185,845,295
Liabilities in excess of other assets—(0.7)%		(1,243,367)
Net assets—100.0%		$184,601,928

PACE Government Money Market Investments

Portfolio of investments—July 31, 2019

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$146,145,295	$—	$146,145,295
Repurchase agreement	—	39,700,000	—	39,700,000
Total	$—	$185,845,295	$—	$185,845,295

At July 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned 6.53% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Mortgage-Backed Securities Index (the "benchmark") returned 6.76%, and the Lipper US Mortgage Funds category posted a median return of 6.40%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 12. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio generated a positive return and outperformed its benchmark during the reporting period. Overall, US interest rate strategies were modestly positive for performance. Near-benchmark US duration exposure was neutral for performance. (Duration measures a portfolio's sensitivity to interest rate changes.) Yield curve positioning, including a focus on the intermediate portion of the yield curve, modestly contributed to results, as intermediate yields outperformed short- and long-end yields during the period.

Agency mortgage-backed security (MBS) strategies contributed to performance. An average overweight to agency MBS detracted from performance as the sector lagged like-duration Treasuries. However, this was more than offset by relative value positioning within the sector, which added to performance. Exposure to select non-agency mortgages contributed to results, as these securities remained well-supported by the improving US housing market. Non-mortgage securitized debt exposure, including holdings of collateralized loan obligations, was positive for returns.

Overall, derivative usage was neutral to modestly positive for performance during the period. The use of interest rate swaps to short- and long-end US swap rates detracted from returns, as swap rates outperformed Treasury rates. The Fund used interest rate swaps and constant maturity swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, options on swaps were primarily used to manage interest rate exposure and volatility. The purchase of options on swaps detracted from performance due to premium payments made. Total return swaps, used to replicate broad exposure to interest only agency mortgages, while limiting idiosyncratic risk of owning individual bonds, was neutral for performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or

selling specific bonds based on an analysis of their values

relative to other similar bonds.

PACE Mortgage-Backed Securities Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.27%	2.38%	3.10%
Class Y2	6.44	2.64	3.35
Class P3	6.53	2.64	3.36
After deducting maximum sales charge
Class A1	2.29	1.60	2.70
Bloomberg Barclays US Mortgage-Backed Securities Index[4]	6.76	2.76	3.19
Lipper US Mortgage Funds median	6.40	2.55	3.23

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.82%	2.22%	3.19%
Class Y3	6.08	2.48	3.45
Class P4	6.16	2.48	3.46
After deducting maximum sales charge
Class A1	1.87	1.45	2.79

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.09% and 0.97%; Class Y—1.01% and 0.72%; and Class P—0.93% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Mortgage-Backed Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Mortgage-Backed Securities Fixed Income Investments Class P shares versus the Bloomberg Barclays US Mortgage-Backed Securities Index over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Mortgage-Backed Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics—July 31, 2019 (unaudited)

Characteristics
Weighted average duration	2.40 yrs.
Weighted average maturity	2.70 yrs.
Average coupon	3.28%
Top ten holdings (long holdings)[1]	Percentage of net assets
FNMA TBA, 3.000%	19.4%
GNMA TBA, 4.000%	10.4
GNMA TBA, 3.500%	9.8
FNMA TBA, 3.500%	5.2
FNMA TBA, 4.500%	5.0
GNMA TBA, 3.000%	5.0
FNMA TBA, 4.000%	3.5
FNMA TBA, 2.500%	2.9
US Treasury Note, 3.000%, due 09/30/25	2.7
GNMA TBA, 5.000%	2.2
Total	66.1%
Asset allocation[1]	Percentage of net assets
US government agency mortgage pass-through certificates	131.8%
Collateralized mortgage obligations	26.6
Asset-backed securities	17.2
US government obligations	4.7
Commercial mortgage-backed securities	0.9
Short-term investment	0.8
Repurchase agreement	0.2
Stripped mortgage-backed securities	0.2
Options, swaptions, futures, swaps	0.0 †
Investments sold short	(9.0)
Cash equivalents and other assets less liabilities	(73.4)
Total	100.0%

†  Amount is less than 0.05%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
US government obligations—4.7%
US Treasury Notes 2.250%, due 03/31/26	$1,100,000	$1,123,504
2.500%, due 02/28/26	2,200,000	2,280,610
2.625%, due 12/31/25	2,100,000	2,191,301
2.750%, due 08/31/25	1,500,000	1,573,945
3.000%, due 09/30/25[1]	9,200,000	9,791,531
Total US government obligations (cost—$16,059,587)		16,960,891
Government national mortgage association certificates—49.6%
GNMA 3.000%, due 11/15/42[1]	90,040	92,172
3.000%, due 02/15/43[1]	573,129	587,639
3.000%, due 05/15/43[1]	1,245,939	1,275,876
3.000%, due 06/15/43[1]	410,945	420,313
3.000%, due 07/15/43[1]	114,640	117,394
3.000%, due 01/15/45[1]	421,520	432,088
3.000%, due 02/15/45[1]	44,066	45,106
3.000%, due 07/15/45[1]	613,176	627,680
3.000%, due 10/15/45[1]	948,418	970,795
3.500%, due 11/15/42	694,496	721,554
3.500%, due 03/15/45	288,005	299,614
3.500%, due 04/15/45	636,811	663,894
4.000%, due 12/15/41	1,345,108	1,426,596
4.000%, due 01/15/47	142,600	149,902
4.000%, due 02/15/47	858,577	910,855
4.000%, due 04/15/47	1,166,133	1,236,893
4.000%, due 05/15/47	138,220	146,638
4.000%, due 06/15/47	126,732	134,448
4.000%, due 07/15/47	152,663	161,976
4.000%, due 08/15/47	218,687	231,051
4.000%, due 12/15/47	58,149	60,836
4.500%, due 09/15/39[1]	575,586	621,505
4.500%, due 06/15/40[1]	287,343	310,275
4.500%, due 12/15/45[1]	31,164	33,544
4.500%, due 07/15/46[1]	8,226	8,874
4.500%, due 08/15/46[1]	12,659	13,653
4.500%, due 09/15/46[1]	232,935	246,922
4.500%, due 10/15/46[1]	560,647	605,048
4.500%, due 01/15/47[1]	792,273	854,908
5.000%, due 12/15/34	148,654	157,788
5.000%, due 04/15/38	89,380	94,988
5.000%, due 08/15/39	78,825	82,991
5.000%, due 12/15/39	6,229	6,607
5.000%, due 05/15/40	262,292	289,736
5.000%, due 09/15/40	3,428	3,609
5.000%, due 05/15/41	36,091	37,998
5.500%, due 08/15/35	22,222	25,127
5.500%, due 02/15/38	2,254	2,546
5.500%, due 04/15/38	209,436	232,334
5.500%, due 05/15/38	226,012	250,807
5.500%, due 06/15/38	106,545	116,194
5.500%, due 10/15/38	564,601	625,967
5.500%, due 11/15/38	34,584	38,346
5.500%, due 12/15/38	6,496	7,204
5.500%, due 03/15/39	31,852	34,083
	Face amount	Value
Government national mortgage association certificates—(continued)
5.500%, due 05/15/39	$50,928	$56,468
5.500%, due 09/15/39	265,597	294,544
5.500%, due 01/15/40	4,753	5,201
5.500%, due 03/15/40	308,784	341,167
6.500%, due 02/15/29	532	585
6.500%, due 01/15/36	10,520	11,580
6.500%, due 09/15/36	186,716	213,456
6.500%, due 02/15/37	10,632	11,997
6.500%, due 04/15/37	6,987	7,880
6.500%, due 01/15/38	6,235	6,863
6.500%, due 06/15/38	26,968	30,576
6.500%, due 07/15/38	20,681	23,959
6.500%, due 11/15/38	6,034	7,159
7.500%, due 08/15/21	253	253
8.000%, due 02/15/23	159	167
10.500%, due 07/15/20	28	28
10.500%, due 08/15/20	2,976	2,984
GNMA II 2.500%, due 04/20/47	871,764	872,542
3.000%, due 09/20/47	2,012,197	2,057,067
3.500%, due 04/20/45	10,947	11,405
3.500%, due 11/20/45	669,650	698,357
3.500%, due 04/20/46	811,886	844,465
3.500%, due 05/20/46	1,661,288	1,723,909
3.500%, due 04/20/47	577,231	600,863
3.500%, due 07/20/47	4,996,937	5,196,264
3.500%, due 08/20/47	485,789	508,712
3.500%, due 09/20/47	198,345	207,247
3.500%, due 11/20/47	678,830	708,612
3.500%, due 12/20/47	131,960	138,151
3.500%, due 01/20/48	3,020,867	3,154,844
3.500%, due 02/20/48	2,489,839	2,590,220
3.500%, due 03/20/48	4,188,063	4,329,330
3.500%, due 09/20/48	3,144,016	3,251,759
3.750%, due 05/20/30	545,479	566,850
4.000%, due 12/20/40	608,363	631,359
4.000%, due 07/20/41	49,417	51,339
4.000%, due 03/20/47	1,469,470	1,539,318
4.000%, due 12/20/47	68,333	73,155
4.000%, due 01/20/48	188,024	199,893
4.000%, due 03/20/48	486,728	513,703
4.000%, due 04/20/48	1,109,595	1,164,794
4.000%, due 05/20/48	274,466	290,583
4.000%, due 06/20/48	358,347	378,556
4.000%, due 07/20/48	116,977	123,900
4.000%, due 06/20/49	1,989,290	2,067,773
4.000%, due 07/20/49	2,810,906	2,924,422
4.500%, due 10/20/44	497,032	517,274
4.500%, due 02/20/45	396,922	408,485
4.500%, due 08/20/45	255,797	270,398
4.500%, due 02/20/46	196,150	204,255
4.500%, due 04/20/48	158,530	165,374
4.500%, due 05/20/48	473,730	493,681
4.500%, due 06/20/48	1,235,990	1,288,426
4.500%, due 10/20/48	495,891	519,563
4.500%, due 03/20/49	179,803	187,375

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Government national mortgage association certificates—(continued)
4.500%, due 04/20/49	$5,958,936	$6,209,893
4.500%, due 05/20/49	814,346	852,375
4.500%, due 07/20/49	500,000	524,645
5.000%, due 12/20/33	210,355	226,493
5.000%, due 01/20/34	104,917	113,030
5.000%, due 02/20/38	129,974	141,710
5.000%, due 04/20/38	157,716	173,620
5.000%, due 08/20/41	19,098	20,971
5.000%, due 12/20/42	29,082	32,015
5.000%, due 08/20/43	2,457,941	2,699,331
5.000%, due 09/20/48	483,178	523,496
5.000%, due 10/20/48	507,414	534,210
5.000%, due 11/20/48	804,516	835,145
5.000%, due 02/20/49	1,096,748	1,151,367
5.000%, due 03/20/49	1,413,857	1,485,589
5.000%, due 04/20/49	165,475	173,906
5.500%, due 09/20/48	587,646	620,822
6.000%, due 10/20/38	4,689	5,219
6.500%, due 09/20/32	2,730	2,982
6.500%, due 11/20/38	10,829	11,234
6.500%, due 12/20/38	5,216	5,455
7.000%, due 03/20/28	39,704	40,021
9.000%, due 04/20/25	4,871	5,311
9.000%, due 12/20/26	2,570	2,661
9.000%, due 01/20/27	8,272	8,369
9.000%, due 09/20/30	1,005	1,007
9.000%, due 10/20/30	3,260	3,357
9.000%, due 11/20/30	4,184	4,210
GNMA II ARM 1 year CMT + 1.500%, 3.625%, due 06/20/22[2]	17,445	17,534
1 year CMT + 1.500%, 3.625%, due 04/20/24[2]	41,434	41,473
1 year CMT + 1.500%, 3.625%, due 05/20/25[2]	3,697	3,788
1 year CMT + 1.500%, 3.625%, due 04/20/26[2]	67,496	67,699
1 year CMT + 1.500%, 3.625%, due 06/20/26[2]	28,866	29,466
1 year CMT + 1.500%, 3.625%, due 04/20/27[2]	17,007	17,150
1 year CMT + 1.500%, 3.625%, due 04/20/30[2]	11,083	11,471
1 year CMT + 1.500%, 3.625%, due 05/20/30[2]	282,420	292,392
1 year CMT + 1.500%, 3.750%, due 09/20/21[2]	21,046	21,093
1 year CMT + 1.500%, 3.750%, due 05/20/25[2]	20,798	21,112
1 year CMT + 1.500%, 3.750%, due 06/20/25[2]	10,703	10,828
1 year CMT + 1.500%, 3.750%, due 08/20/25[2]	9,951	10,145
1 year CMT + 1.500%, 3.750%, due 09/20/25[2]	13,331	13,720
	Face amount	Value
Government national mortgage association certificates—(concluded)
1 year CMT + 1.500%, 3.750%, due 08/20/26[2]	$14,289	$14,745
1 year CMT + 1.500%, 3.750%, due 09/20/26[2]	2,449	2,510
1 year CMT + 1.500%, 3.750%, due 07/20/27[2]	5,753	5,949
1 year CMT + 1.500%, 3.750%, due 08/20/27[2]	17,060	17,254
1 year CMT + 1.500%, 3.750%, due 07/20/30[2]	65,874	68,095
1 year CMT + 1.500%, 3.750%, due 08/20/30[2]	64,356	66,852
1 year CMT + 1.500%, 4.000%, due 01/20/23[2]	15,717	15,996
1 year CMT + 1.500%, 4.000%, due 03/20/23[2]	6,657	6,698
1 year CMT + 1.500%, 4.000%, due 01/20/24[2]	21,821	21,927
1 year CMT + 1.500%, 4.000%, due 01/20/25[2]	2,939	3,012
1 year CMT + 1.500%, 4.000%, due 02/20/25[2]	4,730	4,731
1 year CMT + 1.500%, 4.000%, due 03/20/25[2]	15,755	15,759
1 year CMT + 1.500%, 4.000%, due 03/20/26[2]	7,317	7,365
1 year CMT + 1.500%, 4.000%, due 01/20/27[2]	60,824	60,972
1 year CMT + 1.500%, 4.000%, due 02/20/27[2]	5,122	5,177
1 year CMT + 1.500%, 4.000%, due 01/20/28[2]	7,455	7,697
1 year CMT + 1.500%, 4.000%, due 02/20/28[2]	4,948	4,973
1 year CMT + 1.500%, 4.125%, due 11/20/21[2]	3,194	3,199
1 year CMT + 1.500%, 4.125%, due 10/20/30[2]	11,457	11,514
GNMA II TBA 3.000%	17,750,000	18,108,120
3.500%[1]	34,300,000	35,443,213
4.000%	36,250,000	37,607,808
4.500%[1]	750,000	780,459
5.000%	7,500,000	7,854,492
GNMA TBA 4.000%	2,500,000	2,605,078
4.500%[1]	2,000,000	2,111,223
Total government national mortgage association certificates (cost—$178,525,638)		179,724,597
Federal home loan mortgage corporation certificates—10.7%
FHLMC 2.500%, due 01/01/31	278,773	280,819
2.500%, due 11/01/31	60,606	61,025
2.500%, due 07/01/32	171,279	172,428

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Federal home loan mortgage corporation certificates—(continued)
2.500%, due 08/01/32	$821,190	$826,700
2.500%, due 09/01/32	1,032,657	1,039,591
2.500%, due 11/01/32	906,121	912,212
2.500%, due 12/01/32	922,820	929,027
2.500%, due 01/01/33	229,065	230,604
3.000%, due 01/01/33	2,920,069	2,982,258
3.000%, due 04/01/43	281,536	287,846
3.000%, due 05/01/43	207,831	211,958
3.000%, due 12/01/44	217,719	220,629
3.000%, due 04/01/45	1,368,081	1,392,046
3.000%, due 08/01/46	480,688	481,947
3.000%, due 12/01/46	1,727,644	1,754,682
3.000%, due 10/01/47	292,742	296,936
3.500%, due 09/01/32	478,143	497,784
4.000%, due 01/01/37	261,213	274,394
4.000%, due 07/01/43	225,715	238,521
4.000%, due 04/01/44	209,775	225,316
4.000%, due 08/01/44	2,978,543	3,191,986
4.000%, due 08/01/47	802,199	859,601
4.000%, due 11/01/47	734,021	766,833
4.000%, due 01/01/48	1,835,011	1,912,482
4.000%, due 02/01/48	66,935	69,720
4.000%, due 03/01/48	48,716	50,731
4.000%, due 04/01/48	170,599	177,646
4.000%, due 06/01/48	857,825	896,469
4.000%, due 12/01/48	927,720	975,638
4.500%, due 10/01/33	47,519	49,125
4.500%, due 09/01/34	896,077	934,273
4.500%, due 01/01/36	21,624	22,669
4.500%, due 05/01/37	5,935	6,286
4.500%, due 05/01/38	34,168	34,746
4.500%, due 11/01/48	942,664	991,097
5.000%, due 10/01/25	39,959	42,429
5.000%, due 11/01/27	6,954	7,384
5.000%, due 07/01/33	9,650	10,126
5.000%, due 09/01/33	185,638	203,319
5.000%, due 06/01/34	8,767	9,615
5.000%, due 04/01/35	33,071	35,120
5.000%, due 05/01/35	86,215	94,706
5.000%, due 07/01/35	215,296	234,617
5.000%, due 08/01/35	25,607	28,119
5.000%, due 10/01/35	21,339	23,432
5.000%, due 12/01/35	724	794
5.000%, due 07/01/38	248,841	271,062
5.000%, due 11/01/38	196,162	213,852
5.000%, due 06/01/39	49,916	54,483
5.000%, due 03/01/40	6,110	6,672
5.000%, due 07/01/40	295,725	322,056
5.000%, due 09/01/40	148,664	160,691
5.000%, due 11/01/40	243,818	262,919
5.000%, due 02/01/41	394,267	430,552
5.000%, due 03/01/41	22,253	24,209
5.000%, due 04/01/41	84,138	91,240
5.000%, due 05/01/41	151,265	165,105
5.000%, due 07/01/41	40,717	44,465
5.000%, due 08/01/44	67,602	73,747
5.000%, due 03/01/49	2,453,711	2,686,301
	Face amount	Value
Federal home loan mortgage corporation certificates—(continued)
5.500%, due 06/01/28[3]	$1,327	$1,422
5.500%, due 02/01/32	1,651	1,797
5.500%, due 12/01/32	3,074	3,388
5.500%, due 02/01/33	42,009	45,078
5.500%, due 05/01/33	688	762
5.500%, due 06/01/33	164,004	183,042
5.500%, due 12/01/33	41,513	45,391
5.500%, due 12/01/34	39,310	44,032
5.500%, due 06/01/35	636,036	712,151
5.500%, due 07/01/35	4,701	5,060
5.500%, due 10/01/35	133,724	144,678
5.500%, due 12/01/35	100,459	112,480
5.500%, due 06/01/36	366,564	410,260
5.500%, due 07/01/36	21,700	22,127
5.500%, due 12/01/36	558,248	623,894
5.500%, due 03/01/37	73,311	81,724
5.500%, due 07/01/37	61,446	64,342
5.500%, due 10/01/37	3,163	3,540
5.500%, due 04/01/38	111,821	124,992
5.500%, due 05/01/38	11,899	13,130
5.500%, due 12/01/38	2,110	2,339
5.500%, due 01/01/39	50,655	56,536
5.500%, due 09/01/39	149,836	167,496
5.500%, due 02/01/40	7,177	7,930
5.500%, due 03/01/40	6,724	7,421
5.500%, due 05/01/40	94,637	104,912
5.500%, due 03/01/41	100,946	111,920
6.000%, due 11/01/37	898,608	1,023,451
7.000%, due 08/01/25	140	150
11.000%, due 09/01/20	1	1
FHLMC ARM 1 year CMT + 2.250%, 4.543%, due 09/01/34[2]	758,040	798,166
12 mo. USD LIBOR + 1.765%, 4.549%, due 11/01/36[2]	317,084	333,123
1 year CMT + 2.182%, 4.593%, due 04/01/29[2]	38,681	39,450
1 year CMT + 2.131%, 4.631%, due 11/01/27[2]	51,953	52,921
12 mo. USD LIBOR + 1.863%, 4.664%, due 11/01/41[2]	1,466,329	1,529,452
1 year CMT + 2.299%, 4.669%, due 10/01/23[2]	9,070	9,244
1 year CMT + 2.137%, 4.677%, due 01/01/28[2]	11,135	11,410
12 mo. USD LIBOR + 1.781%, 4.713%, due 10/01/39[2]	1,379,670	1,450,776
1 year CMT + 2.282%, 4.716%, due 06/01/28[2]	125,803	131,402
1 year CMT + 2.259%, 4.760%, due 11/01/29[2]	128,891	133,901
1 year CMT + 2.224%, 4.786%, due 07/01/24[2]	48,287	49,310
1 year CMT + 2.439%, 4.830%, due 10/01/27[2]	104,181	109,048
1 year CMT + 2.282%, 4.872%, due 07/01/28[2]	58,040	60,399

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
1 year CMT + 2.463%, 4.893%, due 10/01/27[2]	$89,867	$94,015
1 year CMT + 2.359%, 4.895%, due 12/01/29[2]	17,453	18,142
1 year CMT + 2.415%, 4.968%, due 01/01/29[2]	94,042	98,677
1 year CMT + 2.415%, 5.071%, due 11/01/25[2]	64,781	67,763
1 year CMT + 2.625%, 5.125%, due 01/01/30[2]	22,716	22,876
Total federal home loan mortgage corporation certificates (cost—$38,486,113)		38,888,561
Federal housing administration certificates—0.0%†
FHA GMAC 7.400%, due 02/01/21	1,838	1,836
FHA Reilly 6.896%, due 07/01/20	26,451	26,418
Total federal housing administration certificates (cost—$28,299)		28,254
Federal national mortgage association certificates—71.5%
FNMA 2.000%, due 05/01/28	175,775	174,966
2.000%, due 09/01/31	209,198	206,427
2.000%, due 11/01/31	535,243	528,190
2.000%, due 01/01/32	123,046	121,417
2.500%, due 06/01/28	209,171	210,831
2.500%, due 07/01/28	1,567,588	1,580,088
2.500%, due 08/01/28	534,034	538,216
2.500%, due 09/01/30	33,826	34,065
2.500%, due 11/01/30	54,184	54,567
2.500%, due 01/01/33	495,841	493,382
2.500%, due 04/01/47	232,259	229,378
3.000%, due 05/01/28	202,237	206,487
3.000%, due 02/01/30	352,111	359,485
3.000%, due 04/01/30	106,083	108,308
3.000%, due 05/01/30	113,891	116,284
3.000%, due 10/01/30	34,477	35,199
3.000%, due 04/01/31	2,226,439	2,279,206
3.000%, due 01/01/38	938,798	956,277
3.000%, due 04/01/38	1,075,390	1,095,408
3.000%, due 10/01/42	551,312	561,951
3.000%, due 01/01/43	2,062,856	2,102,585
3.000%, due 04/01/43	841,279	857,505
3.000%, due 05/01/43	871,538	888,348
3.000%, due 06/01/43	119,893	122,207
3.000%, due 09/01/43	1,100,618	1,121,619
3.000%, due 11/01/46	90,477	91,838
3.000%, due 12/01/46	6,840,866	6,947,220
3.500%, due 11/01/25	336,365	347,410
3.500%, due 08/01/29	62,281	64,379
3.500%, due 12/01/41	1,060,310	1,111,874
3.500%, due 03/01/42	454,024	473,003
3.500%, due 04/01/42	51,927	53,616
3.500%, due 12/01/42	1,642,085	1,715,873
	Face amount	Value
Federal national mortgage association certificates—(continued)
3.500%, due 03/01/43	$932,814	$974,735
3.500%, due 05/01/43	3,961,259	4,153,725
3.500%, due 07/01/43	336,644	350,714
3.500%, due 06/01/45	4,377,055	4,524,712
3.500%, due 08/01/45	92,006	95,057
3.500%, due 09/01/46	1,525,935	1,586,783
3.500%, due 08/01/47	536,037	554,958
3.500%, due 09/01/47	675,812	700,973
3.500%, due 11/01/47	1,008,598	1,043,133
3.500%, due 12/01/47	904,683	936,618
3.500%, due 02/01/48	2,298,899	2,386,106
3.500%, due 03/01/48	1,992,262	2,067,810
3.575%, due 02/01/26	500,000	533,179
3.600%, due 08/01/23	780,084	820,667
3.820%, due 01/01/29	500,000	550,728
4.000%, due 07/01/25	11,815	12,285
4.000%, due 09/01/25	4,535	4,715
4.000%, due 10/01/25	7,032	7,303
4.000%, due 11/01/25	95,314	99,189
4.000%, due 01/01/26	264,387	274,750
4.000%, due 02/01/26	653,114	680,249
4.000%, due 03/01/26	52,245	54,335
4.000%, due 04/01/26	1,293,002	1,348,751
4.000%, due 08/01/32	7,932	8,335
4.000%, due 06/01/33	161,448	169,694
4.000%, due 07/01/33	342,654	360,201
4.000%, due 08/01/33	2,807,454	2,972,105
4.000%, due 07/01/34	931,052	978,367
4.000%, due 07/01/35	1,841,481	1,947,559
4.000%, due 04/01/37	1,362,368	1,435,549
4.000%, due 03/01/38	935,954	992,673
4.000%, due 07/01/38	3,104,333	3,241,058
4.000%, due 08/01/38	934,055	982,381
4.000%, due 09/01/38	1,795,171	1,871,386
4.000%, due 05/01/39	142,198	150,662
4.000%, due 09/01/39	313,618	333,461
4.000%, due 09/01/40	3,013,413	3,193,967
4.000%, due 12/01/40	3,964,103	4,214,087
4.000%, due 04/01/41	949,596	1,008,436
4.000%, due 11/01/41	614,295	657,973
4.000%, due 12/01/41	886,784	949,828
4.000%, due 07/01/42	3,740,947	3,995,660
4.000%, due 09/01/42	5,449,123	5,836,556
4.000%, due 10/01/42	4,134,166	4,428,119
4.000%, due 07/01/43	426,484	449,310
4.000%, due 08/01/44	222,981	239,109
4.000%, due 12/01/44	49,643	52,284
4.000%, due 06/01/45	33,034	34,782
4.000%, due 08/01/45	2,561,873	2,695,869
4.000%, due 02/01/47	278,866	292,182
4.000%, due 03/01/47	146,960	153,371
4.000%, due 04/01/47	627,741	661,399
4.000%, due 05/01/47	741,675	775,250
4.000%, due 06/01/47	31,755	33,339
4.000%, due 09/01/47	329,907	343,228
4.000%, due 10/01/47	832,720	873,141
4.000%, due 11/01/47	70,071	73,076

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Federal national mortgage association certificates—(continued)
4.000%, due 12/01/47	$187,592	$194,954
4.000%, due 01/01/48	2,114,617	2,204,895
4.000%, due 02/01/48	740,035	775,698
4.000%, due 03/01/48	728,697	762,278
4.000%, due 04/01/48	434,350	451,716
4.000%, due 12/01/48	1,511,207	1,587,656
4.500%, due 05/01/21	4,177	4,280
4.500%, due 03/01/23	3,864	3,989
4.500%, due 06/01/29	28,172	29,551
4.500%, due 06/01/35	16,016	16,661
4.500%, due 12/01/38	469,258	506,349
4.500%, due 01/01/39	1,171	1,227
4.500%, due 03/01/39	10,025	10,800
4.500%, due 06/01/39	63,936	68,908
4.500%, due 07/01/39	2,819	2,970
4.500%, due 08/01/39	113,149	121,833
4.500%, due 10/01/39	4,960	5,345
4.500%, due 12/01/39[3]	372,938	403,098
4.500%, due 01/01/40	3,748	4,077
4.500%, due 02/01/40	4,114	4,457
4.500%, due 03/01/40	73,041	78,772
4.500%, due 08/01/40	65,975	71,167
4.500%, due 11/01/40	397,649	431,424
4.500%, due 07/01/41	448,163	483,431
4.500%, due 08/01/41	773,339	840,266
4.500%, due 09/01/41	11,452	12,000
4.500%, due 01/01/42	2,082,945	2,245,950
4.500%, due 08/01/42	3,032	3,229
4.500%, due 09/01/43	305,891	332,380
4.500%, due 11/01/43	62,469	67,186
4.500%, due 07/01/44	299,620	323,970
4.500%, due 12/01/44	1,843	1,965
4.500%, due 07/01/48	1,872,196	1,969,958
4.500%, due 09/01/48	947,283	1,011,566
4.500%, due 11/01/48	936,187	982,862
4.500%, due 01/01/49	972,477	1,033,432
12 mo. USD LIBOR + 1.731%, 4.613%, due 05/01/38[2]	1,282,066	1,343,699
1 year CMT + 2.221%, 4.632%, due 10/01/37[2]	2,037,075	2,141,881
1 year CMT + 2.034%, 4.644%, due 09/01/41[2]	532,637	559,027
1 year CMT + 2.237%, 4.713%, due 01/01/36[2]	425,525	448,304
12 mo. USD LIBOR + 1.790%, 4.915%, due 02/01/42[2]	255,800	265,865
1 year CMT + 2.282%, 4.936%, due 05/01/35[2]	177,715	187,382
5.000%, due 03/01/23	1,376	1,416
5.000%, due 05/01/23	48,920	50,670
5.000%, due 03/01/25	14,137	15,003
5.000%, due 03/01/33	16,405	17,161
5.000%, due 05/01/37	7,273	7,638
5.000%, due 09/01/37	27,556	28,990
5.000%, due 06/01/38	47,405	49,906
5.000%, due 06/01/48	470,808	509,107
5.000%, due 07/01/48	1,141,728	1,224,187
	Face amount	Value
Federal national mortgage association certificates—(continued)
5.000%, due 10/01/48	$865,342	$926,895
5.000%, due 12/01/48	14,547	15,438
5.000%, due 01/01/49	150,155	159,920
5.000%, due 03/01/49	196,691	209,482
5.500%, due 11/01/32[1]	47,884	51,260
5.500%, due 12/01/33[1]	1,200	1,319
5.500%, due 04/01/34[1]	25,133	27,453
5.500%, due 01/01/35[1]	118,220	126,555
5.500%, due 04/01/36[1]	82,745	88,580
5.500%, due 05/01/37[1]	175,884	196,773
5.500%, due 07/01/37[1]	99,864	111,594
5.500%, due 06/01/38[1]	129,419	143,260
5.500%, due 11/01/39[1]	327,576	362,587
5.500%, due 07/01/40[1]	438,579	484,102
5.500%, due 02/01/42[1]	242,603	271,234
6.000%, due 11/01/21	21,438	21,802
6.000%, due 01/01/23	49,869	50,393
6.000%, due 03/01/23	76,184	78,695
6.000%, due 11/01/26	18,287	20,099
6.000%, due 12/01/32	10,904	12,403
6.000%, due 02/01/33	27,476	30,673
6.000%, due 09/01/34	115,991	131,340
6.000%, due 05/01/35	37,286	41,067
6.000%, due 06/01/35	13,797	15,662
6.000%, due 07/01/35	35,363	39,033
6.000%, due 09/01/35	1,398	1,589
6.000%, due 01/01/36	25,858	29,387
6.000%, due 06/01/36	226	248
6.000%, due 09/01/36	30,548	34,712
6.000%, due 10/01/36	16,093	18,207
6.000%, due 12/01/36	112,178	127,429
6.000%, due 03/01/37	14,244	16,183
6.000%, due 10/01/37	40,121	43,332
6.000%, due 11/01/38	337,799	384,353
6.000%, due 05/01/39	44,000	50,081
6.000%, due 11/01/40	467,221	531,722
6.500%, due 10/01/36	332,933	369,245
6.500%, due 02/01/37	3,353	3,790
6.500%, due 07/01/37	31,483	34,917
6.500%, due 08/01/37	27,900	30,943
6.500%, due 09/01/37	43,447	49,476
6.500%, due 12/01/37	79,634	90,778
6.500%, due 08/01/38	1,129	1,252
6.500%, due 05/01/40	1,016,221	1,201,902
7.500%, due 11/01/26	12,244	12,305
8.000%, due 11/01/26	4,190	4,208
9.000%, due 02/01/26	8,000	8,101
FNMA ARM
12 mo. MTA + 1.200%, 3.704%, due 03/01/44[2]	162,212	163,245
1 year CMT + 2.095%, 4.345%, due 09/01/26[2]	743	746
1 year CMT + 2.082%, 4.657%, due 02/01/26[2]	23,404	23,541
1 year CMT + 2.102%, 4.659%, due 05/01/30[2]	27,495	28,425

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Federal national mortgage association certificates—(concluded)
1 year CMT + 2.250%, 4.750%, due 02/01/30[2]	$3,331	$3,356
1 year CMT + 2.325%, 4.825%, due 03/01/25[2]	22,556	22,876
1 year CMT + 2.507%, 5.108%, due 12/01/27[2]	15,790	16,302
FNMA TBA 2.500%	10,500,000	10,503,623
3.000%	69,700,000	70,391,404
3.500%	18,500,000	18,937,207
4.000%	12,200,000	12,628,156
4.500%[1]	6,300,000	6,600,641
4.500%	11,000,000	11,528,367
5.000%	200,000	212,344
6.000%	1,000,000	1,098,867
Total federal national mortgage association certificates (cost—$257,053,285)		258,674,896
Collateralized mortgage obligations—26.6%
AREIT Trust, Series 2018-CRE2, Class A, 1 mo. USD LIBOR + 0.980%, 3.312%, due 11/14/35[2,4]	1,985,244	1,985,275
ARM Trust, Series 2005-8, Class 3A21, 4.145%, due 11/25/35[6]	560,901	506,452
BCAP LLC, Series 2013-RR1, Class 3A4, 6.000%, due 10/26/37[4,6]	338,214	291,867
BCAP LLC Trust, Series 2010-RR1, Class 1A4, 4.170%, due 03/26/37[4,6]	121,567	107,471
Series 2011-R11, Class 8A5, 2.583%, due 07/26/36[4,6]	96,645	93,851
Series 2011-RR10, Class 3A5, 5.003%, due 06/26/35[4,6]	48,156	48,021
Series 2013-RR5, Class 5A1, 12 mo. MTA + 0.840%, 0.505%, due 11/26/46[2,4]	166,819	167,754
Bear Stearns ARM Trust, Series 2002-011, Class 1A2, 4.434%, due 02/25/33[6]	4,069	3,840
Series 2004-002, Class 12A2, 3.958%, due 05/25/34[6]	39,771	39,248
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, 5.750%, due 10/25/33[7]	524,256	553,249
Series 2004-AC3, Class A2, 6.000%, due 06/25/34[7]	734,828	763,512
BX Commercial Mortgage Trust, Series 2018-IND, Class A,
1 mo. USD LIBOR + 0.750%, 3.075%, due 11/15/35[2,4]	5,522,441	5,522,432
Series 2018-IND, Class D, 1 mo. USD LIBOR + 1.300%, 3.625%, due 11/15/35[2,4]	6,496,989	6,501,064
	Face amount	Value
Collateralized mortgage obligations—(continued)
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1, 1 mo. USD LIBOR + 0.280%, 2.546%, due 01/25/35[2,4]	$62,526	$61,837
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1, 4.597%, due 05/19/33[6]	3,569	3,706
Series 2007-15, Class 2A2, 6.500%, due 09/25/37	32,821	23,862
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, due 01/10/24[4]	3,200,000	3,421,908
Civic Mortgage LLC, Series 2018-1, Class A1, 3.892%, due 06/25/22[4,7]	195,408	194,955
CSMC Trust, Series 2013-MH1, Class A, 4.789%, due 05/27/53[4,6]	1,024,168	1,066,861
FHLMC REMIC, Series 0023, Class KZ, 6.500%, due 11/25/23	9,329	9,856
Series 0159, Class H, 4.500%, due 09/15/21	514	515
Series 1003, Class H, 1 mo. USD LIBOR + 0.750%, 3.075%, due 10/15/20[2]	1,673	1,679
Series 1349, Class PS, 7.500%, due 08/15/22	337	353
Series 1502, Class PX, 7.000%, due 04/15/23	64,873	68,424
Series 1534, Class Z, 5.000%, due 06/15/23	29,343	30,079
Series 1573, Class PZ, 7.000%, due 09/15/23	8,143	8,658
Series 1658, Class GZ, 7.000%, due 01/15/24	4,444	4,748
Series 1694, Class Z, 6.500%, due 03/15/24	52,549	56,279
Series 1775, Class Z, 8.500%, due 03/15/25	1,716	1,929
Series 2018-28, Class CA, 3.000%, due 05/25/48	1,880,208	1,891,688
Series 2400, Class FQ, 1 mo. USD LIBOR + 0.500%, 2.825%, due 01/15/32[2]	111,511	112,035
Series 2411, Class FJ, 1 mo. USD LIBOR + 0.350%, 2.675%, due 12/15/29[2]	14,249	14,265
Series 2614, Class WO, PO, 0.000%, due 05/15/33	851,706	785,273
Series 3096, Class FL, 1 mo. USD LIBOR + 0.400%, 2.725%, due 01/15/36[2]	133,427	133,576
Series 3114, Class PF,
1 mo. USD LIBOR + 0.400%, 2.725%, due 02/15/36[2]	665,830	666,550

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 3153, Class UF, 1 mo. USD LIBOR + 0.430%, 2.914%, due 05/15/36[2]	$155,855	$156,243
Series 3339, Class LI, IO,
1 mo. USD LIBOR + 6.480%, 4.155%, due 07/15/37[2]	738,829	100,273
Series 3442, Class MT,
1 mo. USD LIBOR, 2.484%, due 07/15/34[2]	72,210	70,982
Series 3598, Class JI, IO, 1.628%, due 10/15/37[6]	38,743	1,595
Series 3621, Class WI, IO, 1.788%, due 05/15/37[6]	81,327	4,347
Series 3635, Class IB, IO, 1.436%, due 10/15/37[6]	133,444	5,024
Series 3667, Class FW,
1 mo. USD LIBOR + 0.550%, 3.034%, due 02/15/38[2]	56,888	57,045
Series 3671, Class FQ,
1 mo. USD LIBOR + 0.850%, 3.175%, due 12/15/36[2]	1,068,043	1,092,189
Series 3684, Class JI, IO, 1.983%, due 11/15/36[6]	364,157	26,211
Series 3864, Class NT,
1 mo. USD LIBOR + 60.500%, 5.500%, due 03/15/39[2]	546,286	592,238
Series 4037, Class PI, IO, 3.000%, due 04/15/27	2,319,474	138,130
Series 4131, Class AI, IO, 2.500%, due 10/15/22	859,611	24,004
Series 4136, Class EZ, 3.000%, due 11/15/42	1,186,365	1,149,112
Series 4141, Class IM, IO, 3.500%, due 12/15/42	4,523,845	686,964
Series 4156, Class SA, IO,
1 mo. USD LIBOR + 6.200%, 3.875%, due 01/15/33[2]	1,818,968	264,185
Series 4165, Class TI, IO, 3.000%, due 12/15/42	1,707,874	136,755
Series 4182, Class YI, IO, 2.500%, due 03/15/28	3,846,391	273,986
Series 4255, Class SN,
1 mo. USD LIBOR + 12.267%, 5.860%, due 05/15/35[2]	342,985	403,080
Series 4263, Class SD,
1 mo. USD LIBOR + 12.267%, 6.067%, due 11/15/43[2]	381,272	452,017
Series 4265, Class ES,
1 mo. USD LIBOR + 13.760%, 6.072%, due 11/15/43[2]	828,981	982,515
Series 4324, Class IO, IO, 1.791%, due 08/15/36	200,105	13,039
Series 4338, Class SB, IO, 1.886%, due 10/15/41[6]	194,027	11,178
Series 4367, Class GS, IO, 1.919%, due 03/15/37[6]	121,690	7,834
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 4394, Class WI, IO, 1.663%, due 08/15/41	$111,551	$5,996
Series 4438, Class WI, IO, 1.647%, due 11/15/38	351,658	21,300
Series 4457, Class DI, IO, 4.000%, due 08/15/24	770,720	51,536
Series 4463, Class IO, IO, 2.061%, due 02/15/38[6]	272,003	16,655
Series 4544, Class IP, IO, 4.000%, due 01/15/46	3,430,517	585,569
Trust 2513, Class AS, IO, 1 mo. USD LIBOR + 8.000%, 5.675%, due 02/15/32[2]	300,913	57,135
Trust 3609, Class LI, IO, 4.500%, due 12/15/24	27,257	528
Trust 3838, Class LI, IO, 4.500%, due 04/15/22	77,678	1,892
Trust 3962, Class KS, IO, 2.016%, due 06/15/38[6]	253,155	18,444
Trust 4068, Class UF, 1 mo. USD LIBOR + 0.500%, 2.825%, due 06/15/42[2]	1,308,250	1,314,421
Trust 4076, Class SW, IO, 1 mo. USD LIBOR + 6.050%, 3.725%, due 07/15/42[2]	2,208,802	427,394
Trust 4100, Class HI, IO, 3.000%, due 08/15/27	441,993	34,166
Trust 4182, Class QI, IO, 3.000%, due 02/15/33	207,632	16,716
Trust 4832, Class FW, 1 mo. USD LIBOR + 0.350%, 2.790%, due 04/15/38[2]	2,390,438	2,377,846
Trust 4836, Class PO, PO, 0.351%, due 10/15/58	1,485,686	1,305,884
FHLMC STRIPs, Series 303, Class C19, IO, 3.500%, due 01/15/43	1,127,230	187,793
Series 330, Class F4, 1 mo. USD LIBOR + 0.350%, 2.790%, due 10/15/37[2]	528,028	525,017
Series 345, Class C13, IO, 3.500%, due 08/15/45	2,048,628	289,946
FNMA REMIC, Series 386, Class 14, IO, 6.500%, due 04/25/38	70,333	16,765
Series 413, Class 111, IO, 4.000%, due 07/25/42[6]	1,221,237	202,755
Series 419, Class C3, IO, 3.000%, due 11/25/43	224,228	30,885
Trust 1992-129, Class L, 6.000%, due 07/25/22	920	956
Trust 1992-158, Class ZZ, 7.750%, due 08/25/22	2,400	2,539
Trust 1993-037, Class PX, 7.000%, due 03/25/23	52,165	54,616
Trust 1997-022, Class F, 3.090%, due 03/25/27[6]	33,020	33,076

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2002-060, Class F1, 1 mo. USD LIBOR + 0.400%, 2.666%, due 06/25/32[2]	$56,378	$55,089
Trust 2003-070, Class SH,
1 mo. USD LIBOR + 14.000%, 9.468%, due 07/25/23[2]	68,428	80,344
Trust 2007-067, Class FB,
1 mo. USD LIBOR + 0.320%, 2.586%, due 07/25/37[2]	264,535	263,531
Trust 2009-033, Class FB,
1 mo. USD LIBOR + 0.820%, 3.086%, due 03/25/37[2]	701,429	717,480
Trust 2010-141, Class FA,
1 mo. USD LIBOR + 0.500%, 2.766%, due 12/25/40[2]	443,001	444,836
Trust 2010-76, Class SA, IO,
1 mo. USD LIBOR + 6.500%, 4.234%, due 07/25/40[2]	1,284,535	216,231
Trust 2011-86, Class DI, IO, 3.500%, due 09/25/21	70,012	1,958
Trust 2012-090, Class FB,
1 mo. USD LIBOR + 0.440%, 2.706%, due 08/25/42[2]	168,046	168,243
Trust 2012-111, Class HS,
1 mo. USD LIBOR + 3.667%, 1.592%, due 10/25/42[2]	219,441	206,627
Trust 2012-122, Class LI, IO, 4.500%, due 07/25/41	913,110	117,270
Trust 2012-128, Class FK,
1 mo. USD LIBOR + 0.350%, 2.616%, due 11/25/42[2]	342,812	341,671
Trust 2012-32, Class AI, IO, 3.000%, due 04/25/22	127,582	3,621
Trust 2012-77, Class IO, IO, 1.712%, due 07/25/52[6]	328,854	16,457
Trust 2013-028, Class YS, IO,
1 mo. USD LIBOR + 6.150%, 3.884%, due 07/25/42[2]	1,318,780	189,544
Trust 2013-030, Class GI, IO, 3.000%, due 01/25/43	1,999,796	265,555
Trust 2013-030, Class JI, IO, 3.000%, due 04/25/43	777,964	79,180
Trust 2013-034, Class PS, IO,
1 mo. USD LIBOR + 6.150%, 3.884%, due 08/25/42[2]	792,252	106,656
Trust 2013-044, Class ZG, 3.500%, due 03/25/42	705,405	744,001
Trust 2013-045, Class IK, IO, 3.000%, due 02/25/43	1,461,621	187,435
Trust 2013-116, Class IY, IO, 3.000%, due 09/25/43	484,424	42,172
Trust 2013-74, Class YS,
1 mo. USD LIBOR + 6.000%, 2.601%, due 07/25/43[2]	872,166	804,662
Trust 2014-42, Class SA, IO, 1.687%, due 07/25/44[6]	354,500	19,427
	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2014-43, Class BS, IO, 1.745%, due 07/25/44[6]	$557,735	$30,889
Trust 2014-45, Class SA, IO, 1.978%, due 08/25/44[6]	319,887	17,212
Trust 2014-47, Class BI, IO, 1.664%, due 08/25/54	532,351	31,811
Trust 2014-92, Class SB, IO, 1.808%, due 01/25/45[6]	371,097	15,884
Trust 2015-073, Class ES,
1 mo. USD LIBOR + 9.333%, 3.728%, due 10/25/45[2]	488,006	546,531
Trust 2015-10, Class SA, IO, 1.817%, due 03/25/45[6]	301,542	14,764
Trust 2015-19, Class AI, IO, 1.581%, due 04/25/55	537,830	33,778
Trust 2015-47, Class GI, IO, 4.000%, due 06/25/44	225,127	32,897
Trust 2015-50, Class SB, IO, 1.906%, due 07/25/45[6]	1,774,523	117,692
Trust 2015-58, Class AI, IO, 1.660%, due 08/25/55	337,907	18,933
Trust 2015-64, Class KS, IO, 1.955%, due 09/25/45[6]	440,812	27,242
Trust 2016-14, Class IO, IO, 3.000%, due 03/25/46	1,237,684	159,217
Trust 2016-17, Class CS, IO, 1.612%, due 04/25/46[6]	254,709	12,354
Trust 2016-52, Class PI, IO, 3.000%, due 04/25/46	1,969,435	227,354
Trust 2016-63, Class YI, IO, 3.500%, due 04/25/46	943,782	70,846
Trust 2016-64, Class IA, IO, 3.000%, due 05/25/46	960,811	124,860
Trust 2016-76, Class CS, IO, 1.599%, due 10/25/46[6]	116,046	6,238
Trust 2016-M11, Class AL, 2.944%, due 07/25/39	3,072,365	3,171,918
Trust 2018-64, Class ET, 3.000%, due 09/25/48	1,745,052	1,762,691
Trust 2018-85, Class FE,
1 mo. USD LIBOR + 0.300%, 2.566%, due 12/25/48[2]	3,553,975	3,537,338
Trust 2019-1, Class HF,
1 mo. USD LIBOR + 0.450%, 2.940%, due 02/25/49[2]	1,078,867	1,077,904
Trust 4839, Class UO, PO, 0.000%, due 08/15/56	930,233	784,936
Trust G92-040, Class ZC, 7.000%, due 07/25/22	3,974	4,121
Trust G94-006, Class PJ, 8.000%, due 05/17/24	6,330	6,771
FREMF Multifamily Aggregation Risk Transfer Trust
1 mo. USD LIBOR + 0.320%, 2.589%, due 02/25/20[2]	4,800,000	4,799,900

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Collateralized mortgage obligations—(continued)
GNMA REMIC, Trust 2000-035, Class F,
1 mo. USD LIBOR + 0.550%, 2.882%, due 12/16/25[2]	$57,304	$57,542
Trust 2007-018, Class CO, PO, 0.000%, due 03/20/35	29,832	26,932
Trust 2010-H01, Class FA, 1 mo. USD LIBOR + 0.820%, 3.224%, due 01/20/60[2]	2,440,771	2,456,354
Trust 2013-23, Class IP, IO, 3.500%, due 08/20/42	1,341,040	185,000
Trust 2013-77, Class GI, IO, 3.000%, due 02/20/43	3,061,178	276,887
Trust 2013-H19, Class DF, 1 mo. USD LIBOR + 0.650%, 3.081%, due 05/20/63[2]	1,172,304	1,174,783
Trust 2013-H20, Class FB, 1 mo. USD LIBOR + 1.000%, 3.507%, due 08/20/63[2]	2,193,008	2,213,832
Trust 2013-H23, Class TA, 1 mo. USD LIBOR + 0.720%, 3.151%, due 09/20/63[2]	875,519	880,057
Trust 2014-158, Class IA, IO, 3.500%, due 10/20/29	963,021	97,192
Trust 2015-126, Class GS, 1 mo. USD LIBOR + 9.333%, 3.479%, due 09/20/45[2]	323,052	365,462
Trust 2015-127, Class AS, IO, 1.170%, due 06/20/43[6]	501,970	16,241
Trust 2015-165, Class IB, IO, 3.500%, due 11/20/42	526,935	65,318
Trust 2015-166, Class SA, IO, 0.885%, due 06/20/42[6]	614,266	23,396
Trust 2015-180, Class SA, IO, 0.766%, due 06/20/42	670,485	23,437
Trust 2015-42, Class AI, IO, 3.000%, due 05/20/39	489,410	21,186
Trust 2015-H27, Class FA, 1 mo. USD LIBOR + 0.750%, 3.181%, due 09/20/65[2]	2,508,987	2,520,295
Trust 2015-H29, Class FA, 1 mo. USD LIBOR + 0.700%, 3.209%, due 10/20/65[2]	137,560	137,777
Trust 2015-H29, Class FJ, 1 mo. USD LIBOR + 0.680%, 3.189%, due 11/20/65[2]	2,128,778	2,136,021
Trust 2015-H30, Class FA, 1 mo. USD LIBOR + 0.680%, 3.111%, due 08/20/61[2]	79,074	79,180
Trust 2015-H30, Class FB, 1 mo. USD LIBOR + 0.680%, 3.111%, due 03/20/62[2]	3,968	3,971
Trust 2016-118, Class IE, IO, 3.500%, due 09/20/46	78,354	12,956
Trust 2016-138, Class WI, IO, 0.992%, due 08/20/45[6]	446,048	13,854
	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2016-180, Class WI, IO, 0.876%, due 09/20/45[6]	$892,926	$30,110
Trust 2016-84, Class KS, IO, 1 mo. USD LIBOR + 6.080%, 3.809%, due 11/20/45[2]	2,488,285	463,899
Trust 2016-H14, Class FA, 1 mo. USD LIBOR + 0.800%, 3.231%, due 06/20/66[2]	615,474	619,618
Trust 2017-15, Class WI, IO, 0.893%, due 11/20/45[6]	446,519	14,994
Trust 2017-57, Class WI, IO, 0.673%, due 12/20/45[6]	254,381	6,612
GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.119%, due 05/10/50	5,000,000	5,167,652
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1, 1 mo. USD LIBOR + 0.330%, 2.596%, due 12/25/34[2]	4,702	4,481
IndyMac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + 0.640%, 2.906%, due 02/25/35[2]	423,303	415,583
JP Morgan Alternative Loan Trust, Series 2008-R4, Class 2A1, 1 mo. USD LIBOR + 0.500%, 2.904%, due 06/27/37[2,4]	1,072,703	931,660
JP Morgan Mortgage Trust, Series 2019-1, Class A11, 1 mo. USD LIBOR + 0.950%, 3.216%, due 05/25/49[2,4]	3,145,777	3,148,710
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 4.330%, due 12/25/34[6]	176,314	178,735
Series 2004-A, Class A1, 1 mo. USD LIBOR + 0.460%, 2.726%, due 04/25/29[2]	39,581	39,384
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1, 1 mo. USD LIBOR + 0.320%, 2.586%, due 01/25/35[2]	37,106	36,849
Series 2005-6AR, Class 1A1, 1 mo. USD LIBOR + 0.280%, 2.546%, due 11/25/35[2]	13,824	13,816
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B, 1 mo. USD LIBOR + 0.230%, 3.188%, due 02/26/37[2,4]	203,481	181,086
Series 2013-R10, Class 3A, 1 mo. USD LIBOR + 0.310%, 3.024%, due 01/26/51[2,4]	219,216	219,121
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A,
1 year CMT + 0.500%, 2.470%, due 05/25/42[2,4]	3,459,696	3,124,614

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Collateralized mortgage obligations—(concluded)
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A, 1 mo. USD LIBOR + 0.450%, 2.810%, due 10/07/20[2]	$946,148	$947,449
Series 2010-R2, Class 2A, 1 mo. USD LIBOR + 0.470%, 2.830%, due 11/05/20[2]	529,283	529,648
Series 2011-R2, Class 1A, 1 mo. USD LIBOR + 0.400%, 2.760%, due 02/06/20[2]	194,773	194,925
Pepper Residential Securities Trust, Series 22-A, Class A1U,
1 mo. USD LIBOR + 1.000%, 3.638%, due 06/20/60[2,4]	4,331,626	4,334,849
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1,
1 mo. USD LIBOR + 0.500%, 2.766%, due 07/25/36[2]	324,664	272,373
Sequoia Mortgage Trust, Series 11, Class A,
1 mo. USD LIBOR + 0.900%, 3.172%, due 12/20/32[2]	301,577	299,276
Series 5, Class A, 1 mo. USD LIBOR + 0.700%, 2.998%, due 10/19/26[2]	67,316	66,632
Structured ARM Loan, Series 2007-4, Class 1A2,
1 mo. USD LIBOR + 0.220%, 2.486%, due 05/25/37[2]	172,901	165,793
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1,
1 mo. USD LIBOR + 0.210%, 2.476%, due 04/25/36[2]	657,026	642,743
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 4.610%, due 04/25/45[6]	62,004	62,211
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A, 4.382%, due 09/25/33[6]	149,458	153,275
Total collateralized mortgage obligations (cost—$95,564,314)		96,131,690
Asset-backed securities—17.2%
Allegro CLO I Ltd, Series 2013-1A, Class A1R, 3 mo. USD LIBOR + 1.220%, 3.486%, due 01/30/26[2,4]	383,829	383,830
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2, 1 mo. USD LIBOR + 0.975%, 3.241%, due 10/25/34[2]	253,837	254,771
Series 2005-R1, Class M4, 1 mo. USD LIBOR + 1.110%, 3.376%, due 03/25/35[2]	200,000	202,166
	Face amount	Value
Asset-backed securities—(continued)
Series 2005-R11, Class M1, 1 mo. USD LIBOR + 0.450%, 2.716%, due 01/25/36[2]	$291,065	$291,437
Amortizing Residential Collateral Trust, Series 2004-1, Class A5, 1 mo. USD LIBOR + 1.000%, 3.266%, due 10/25/34[2]	181,717	182,810
Apex Credit CLO Ltd., Series 2016-1A, Class ASR, 3 mo. USD LIBOR + 1.050%, 3.306%, due 10/27/28[2,4]	900,000	901,740
Bayview Opportunity Master Fund IIIa Trust, Series 2018-RN8, Class A1, 4.066%, due 09/28/33[4,7]	32,071	32,155
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, 1 mo. USD LIBOR + 1.200%, 3.466%, due 08/25/34[2]	6,103,870	5,972,151
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, 3 mo. USD LIBOR + 1.250%, 3.528%, due 01/20/29[2,4]	2,000,000	2,000,418
Cent CLO 19 Ltd., Series 2013-19A, Class A1A, 3 mo. USD LIBOR + 1.330%, 3.586%, due 10/29/25[2,4]	293,399	294,295
Chase Funding Trust, Series 2002-3, Class 2A1, 1 mo. USD LIBOR + 0.640%, 2.906%, due 08/25/32[2]	160,300	157,610
Series 2002-4, Class 2A1, 1 mo. USD LIBOR + 0.740%, 3.006%, due 10/25/32[2]	10,654	10,669
CIFC Funding 2015-V Ltd., Series 2015-5A, Class A1R,
3 mo. USD LIBOR + 0.860%, 3.136%, due 10/25/27[2,4]	900,000	895,770
CIT Mortgage Loan Trust, Series 2007-1, Class 1A,
1 mo. USD LIBOR + 1.350%, 3.616%, due 10/25/37[2,4]	1,104,104	1,117,237
Colombia Cent CLO Ltd., Series 2018-27A, Class A1,
3 mo. USD LIBOR + 1.150%, 3.426%, due 10/25/28[2,4]	1,700,000	1,700,354
Conseco Finance Corp., Series 1998-2, Class A5, 6.240%, due 12/01/28	2,359	2,379
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4,
1 mo. USD LIBOR + 0.500%, 2.766%, due 07/25/34[2]	80,086	77,505
Series 2004-4, Class M1, 1 mo. USD LIBOR + 0.720%, 2.986%, due 07/25/34[2]	127,801	128,333

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Asset-backed securities—(continued)
Series 2004-6, Class M1, 1 mo. USD LIBOR + 0.900%, 3.166%, due 10/25/34[2]	$116,194	$114,802
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, 3 mo. USD LIBOR + 0.900%, 3.203%, due 10/15/27[2,4]	3,200,000	3,195,523
EMC Mortgage Loan Trust, Series 2003-A, Class A2, 1 mo. USD LIBOR + 1.500%, 3.766%, due 08/25/40[2,4]	89,504	89,384
Equifirst Loan Securitization Trust, Series 2007-1, Class A1, 1 mo. USD LIBOR + 0.170%, 2.436%, due 04/25/37[2,4]	2,179,411	2,074,101
Figueroa CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 0.900%, 3.203%, due 01/15/27[2,4]	404,777	403,734
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1, 1 mo. USD LIBOR + 0.450%, 2.716%, due 06/25/36[2]	80,912	81,302
Flagship VII Ltd., Series 2013-7A, Class A1R, 3 mo. USD LIBOR + 1.120%, 3.398%, due 01/20/26[2,4]	55,830	55,845
Fremont Home Loan Trust, Series 2004-A, Class M1, 1 mo. USD LIBOR + 0.825%, 3.315%, due 01/25/34[2]	480,528	481,074
Gallatin CLO VIII Ltd., Series 2017-1A, Class A, 3 mo. USD LIBOR + 1.050%, 3.353%, due 07/15/27[2,4]	2,075,000	2,075,762
Halcyon Loan Advisors Funding Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 0.920%, 3.198%, due 04/20/27[2,4]	4,334,482	4,322,588
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3, 3.370%, due 10/25/35[7]	71,519	71,472
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class M1, 1 mo. USD LIBOR + 0.270%, 2.536%, due 05/25/36[2]	281,833	279,476
Series 2006-CH1, Class A5, 1 mo. USD LIBOR + 0.230%, 2.496%, due 07/25/36[2]	22,553	22,548
Series 2007-CH2, Class AV1, 1 mo. USD LIBOR + 0.160%, 2.426%, due 01/25/37[2]	8,553	8,552
KVK CLO Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 0.900%, 3.697%, due 01/14/28[2,4]	2,900,000	2,886,753
	Face amount	Value
Asset-backed securities—(continued)
LCM XX LP, Series 20A, Class AR, 3 mo. USD LIBOR + 1.040%, 3.318%, due 10/20/27[2,4]	$250,000	$250,010
Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.438%, due 05/25/59[4,7]	393,919	395,723
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, 3 mo. USD LIBOR + 1.260%, 3.538%, due 07/20/26[2,4]	2,367,401	2,368,400
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3, 1 mo. USD LIBOR + 0.310%, 2.576%, due 08/25/36[2]	196,776	196,779
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3, 1 mo. USD LIBOR + 0.765%, 3.031%, due 07/25/35[2]	194,710	195,702
Morgan Stanley Home Equity Loan Trust, Series 2005-1, Class M4, 1 mo. USD LIBOR + 1.050%, 3.316%, due 12/25/34[2]	400,000	401,119
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A1R, 3 mo. USD LIBOR + 0.850%, 3.153%, due 07/15/27[2,4]	400,000	398,846
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2, 1 mo. USD LIBOR + 0.180%, 2.446%, due 04/25/37[2]	63,921	45,072
OZLM XIII Ltd., Series 2015-13A, Class A1R, 3 mo. USD LIBOR + 1.080%, 3.346%, due 07/30/27[2,4]	500,000	499,038
Palmer Square Loan Funding Ltd., Series 2018-4A, Class A1, 3 mo. USD LIBOR + 0.900%, 3.418%, due 11/15/26[2,4]	459,077	459,276
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WHQ3, Class M4, 1 mo. USD LIBOR + 0.945%, 3.211%, due 06/25/35[2]	200,000	200,539
RAAC Trust, Series 2005-SP3, Class M1, 1 mo. USD LIBOR + 0.530%, 2.796%, due 12/25/35[2]	512,416	512,561
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD LIBOR + 0.420%, 2.686%, due 12/25/35[2]	400,000	400,498
Recette Clo Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 0.920%, 3.198%, due 10/20/27[2,4]	2,600,000	2,597,361

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Asset-backed securities—(continued)
Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 1 mo. USD LIBOR + 0.880%, 3.146%, due 08/25/33[2]	$149,827	$150,105
Saxon Asset Securities Trust, Series 2005-3, Class M3, 1 mo. USD LIBOR + 0.750%, 2.345%, due 11/25/35[2]	2,100,000	1,987,867
SLM Student Loan Trust, Series 2010-A, Class 2A, 1 mo. USD LIBOR + 3.250%, 5.575%, due 05/16/44[2,4]	92,454	92,913
Soundview Home Loan Trust, Series 2007-OPT1, Class 1A1, 1 mo. USD LIBOR + 0.200%, 2.466%, due 06/25/37[2]	376,974	283,508
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200%, due 05/27/36[4]	1,706,041	1,717,645
Staniford Street CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.180%, 3.590%, due 06/15/25[2,4]	178,347	178,407
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1, 1 mo. USD LIBOR + 0.135%, 2.401%, due 07/25/36[2,4]	230,557	225,646
Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M2, 1 mo. USD LIBOR + 0.460%, 2.726%, due 09/25/35[2]	1,700,000	1,643,575
Symphony CLO XIV Ltd., Series 2014-14A, Class A1R, 3 mo. USD LIBOR + 1.280%, 3.583%, due 07/14/26[2,4]	832,030	832,894
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3 mo. USD LIBOR + 0.880%, 3.183%, due 04/15/28[2,4]	500,000	498,460
Telos CLO Ltd., Series 2014-5A, Class A1R, 3 mo. USD LIBOR + 0.950%, 3.253%, due 04/17/28[2,4]	3,750,000	3,737,246
Tralee CLO III Ltd., Series 2014-3A, Class AR, 3 mo. USD LIBOR + 1.030%, 3.308%, due 10/20/27[2,4]	6,800,000	6,790,446
Tralee CLO V Ltd., Series 2018-5A, Class A1, 3 mo. USD LIBOR + 1.110%, 3.388%, due 10/20/28[2,4]	1,100,000	1,098,455
Venture CLO Ltd., Series 2018-35A, Class AS, 3 mo. USD LIBOR + 1.150%, 3.428%, due 10/22/31[2,4]	1,000,000	999,024
	Face amount	Value
Asset-backed securities—(concluded)
Venture XX CLO Ltd., Series 2015-21A, Class AR, 3 mo. USD LIBOR + 0.880%, 3.183%, due 07/15/27[2,4]	$1,100,000	$1,099,989
Zais CLO Ltd., Series 2014-1A, Class A1AR, 3 mo. USD LIBOR + 1.150%, 3.453%, due 04/15/28[2,4]	1,100,000	1,098,821
Total asset-backed securities (cost—$60,863,822)		62,124,471
Commercial mortgage-backed securities—0.9%
FHLMC Multifamily Structured Pass-Through Certificates, Series KF05, Class A, 1 mo. USD LIBOR + 0.350%, 2.748%, due 09/25/21[2]	76,541	76,492
Series KF06, Class A, 1 mo. USD LIBOR + 0.330%, 2.728%, due 11/25/21[2]	215,573	215,371
Series KP05, Class AH, 3.254%, due 04/25/23	2,896,355	2,950,633
Total commercial mortgage-backed securities (cost—$3,183,150)		3,242,496
Stripped mortgage-backed securities—0.2%
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class AX, IO, 1.345%, due 11/25/19[6]	17,341,479	5,789
Series K006, Class AX1, IO, 0.905%, due 01/25/20[6]	9,960,340	18,816
Series K014, Class X1, IO, 1.149%, due 04/25/21[6]	6,941,136	116,385
Series K027, Class X1, IO, 0.768%, due 01/25/23[6]	6,420,583	143,322
Series K712, Class X1, IO, 1.285%, due 11/25/19[6]	2,087,717	4,079
Series KAIV, Class X1, IO, 1.254%, due 06/25/21[6]	4,290,004	72,528
FHLMC REMIC, Series 0013, Class B, IO, 7.000%, due 06/25/23	19,954	2,028
Series 2136, Class GD, IO, 7.000%, due 03/15/29	2,443	430
Series 2178, Class PI, IO, 7.500%, due 08/15/29	13,473	2,801
FNMA Aces, Trust 2013-M5, Class X2, IO, 2.138%, due 01/25/22[6]	901,066	22,390
FNMA REMIC, Series 2014-84, Class AI, IO, 1 mo. USD LIBOR + 6.150%, 0.200%, due 02/25/43[2]	565,750	4,802

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Stripped mortgage-backed securities—(concluded)
KGS Alpha SBA, Series 2012-5, Class A, IO, 1.114%, due 04/25/38[4,5,6,8]	$20,124,630	$476,481
Total stripped mortgage-backed securities (cost—$1,337,351)		869,851
	Number of shares
Short-term investment—0.8%
Investment company—0.8%
State Street Institutional U.S. Government Money Market Fund (cost—$2,769,227)	2,769,227	2,769,227
	Face amount
Repurchase agreement—0.2%
Repurchase agreement dated 07/31/19 with Bank of America Securities, 2.550% due 08/01/19, collateralized by $800,000 US Treasury Note, 2.375% due 04/30/26; (value—$ 828,117); proceeds: $828,059 (cost—$828,000)	$828,000	828,000

		Notional amount
Swaptions purchased—0.0%†
Call swaption—0.0%†
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250%, expires 08/05/19 (Counterparty GS; receive fixed rate); underlying swap terminates 08/07/21	7,000,000	USD	7,000,000	45,913
Put swaptions—0.0%†
3 Month USD LIBOR Interest Rate Swap, strike @ 2.790%, expires 08/22/19 Counterparty DB; receive fixed rate); underlying swap terminates 08/27/21	57,000,000	USD	57,000,000	6
3 Month USD LIBOR Interest Rate Swap, strike @ 2.790%, expires 08/27/19 (Counterparty BOA; receive fixed rate); underlying swap terminates 08/29/21	19,000,000	USD	19,000,000	2
		Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.790%, expires 09/20/19 (Counterparty CITI; receive fixed rate); underlying swap terminates 09/24/21	19,000,000	USD	19,000,000	$4
3 Month USD LIBOR Interest Rate Swap, strike @ 2.550%, expires 09/30/19 (Counterparty DB; receive fixed rate); underlying swap terminates 10/02/21	10,500,000	USD	10,500,000	50
3 Month USD LIBOR Interest Rate Swap, strike @ 2.313%, expires 10/03/19 (Counterparty BOA; receive fixed rate); underlying swap terminates 10/07/29	2,900,000	USD	2,900,000	2,009
3 Month USD LIBOR Interest Rate Swap, strike @ 2.319%, expires 10/03/19 (Counterparty BOA; receive fixed rate); underlying swap terminates 10/07/29	1,300,000	USD	1,300,000	856
Total swaptions purchased (cost—$98,863)				48,840
Total investments before investments sold short (cost—$654,797,649)—182.4%				660,291,774
		Face amount
Investments sold short—(9.0)%
FNMA TBA 4.500%			$(700,000)	(733,623)
5.500%			(2,000,000)	(2,143,075)
GNMA TBA 3.000%			(4,400,000)	(4,493,661)
3.500%			(18,750,000)	(19,383,353)
4.500%			(5,000,000)	(5,203,057)
US Treasury Notes 2.375%, due 04/30/26			(800,000)	(823,438)
Total investments sold short (proceeds—$32,770,229)				(32,780,207)
Liabilities in excess of other assets—(73.4)%				(265,543,869)
Net assets—100.0%				$361,967,698

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

	Face amount	Value
Reverse repurchase agreements—(15.1)%
Reverse repurchase agreement dated 07/15/19 with Bank of America Securities, 2.550%, to be repurchased 08/13/19 for $(54,542,178), collateralized by Federal Home Loan Mortgage Corp. obligation, 4.000% due 08/01/44, Federal National Mortgage Association obligations, 3.000% - 4.000% due 08/01/33 - 12/01/46 and Government National Mortgage Association obligations, 3.500% - 5.500% due 08/20/43 - 04/20/49; (value—$(54,603,846)) 2.550%, due 08/13/19 (proceeds—$54,492,000)	$(54,492,000)	$(54,492,000)

Options written

Notional amount	Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$509,900	500,000	FNMA TBA, 3.500%, strike @ 101.98	JPMCB	08/06/19	$547	$(2,137)	$(1,590)
1,021,600	1,000,000	FNMA TBA, 3.500%, strike @ 102.16	JPMCB	08/06/19	1,094	(2,708)	(1,614)
511,150	500,000	FNMA TBA, 3.500%, strike @ 102.23	JPMCB	08/06/19	547	(1,037)	(490)
1,535,700	1,500,000	FNMA TBA, 3.500%, strike @ 102.38	JPMCB	08/06/19	1,406	(1,704)	(298)
1,019,900	1,000,000	FNMA TBA, 3.500%, strike @ 101.99	JPMCB	08/06/19	2,031	(4,235)	(2,204)
1,512,600	1,500,000	FNMA TBA, 3.000%, strike @ 100.84	CITI	08/06/19	5,391	(3,394)	1,997
1,512,450	1,500,000	FNMA TBA, 3.000%, strike @ 100.83	JPMCB	08/06/19	5,274	(3,512)	1,762
1,515,000	1,500,000	FNMA TBA, 3.000%, strike @ 101.00	CITI	08/06/19	2,109	(2,037)	72
1,016,100	1,000,000	FNMA TBA, 3.000%, strike @ 101.61	JPMCB	09/05/19	1,406	(1,021)	385
2,026,800	2,000,000	FNMA TBA, 3.000%, strike @ 101.34	CITI	08/06/19	3,281	(619)	2,662
4,043,600	4,000,000	FNMA TBA, 3.000%, strike @ 101.09	CITI	09/05/19	10,938	(10,506)	432
2,534,000	2,500,000	FNMA TBA, 3.000%, strike @ 101.36	CITI	10/03/19	5,957	(6,280)	(323)
1,523,700	1,500,000	FNMA TBA, 3.000%, strike @ 101.58	CITI	10/03/19	2,226	(2,765)	(539)
Total					$42,207	$(41,955)	$252
		Put options
$499,900	500,000	FNMA TBA, 3.500%, strike @ 99.98	JPMCB	08/06/19	$781	$—	$781
1,001,600	1,000,000	FNMA TBA, 3.500%, strike @ 100.16	JPMCB	08/06/19	1,406	—	1,406
3,019,800	3,000,000	FNMA TBA, 3.500%, strike @ 100.66	CITI	08/06/19	7,148	—	7,148
501,150	500,000	FNMA TBA, 3.500%, strike @ 100.23	JPMCB	08/06/19	664	—	664
2,019,400	2,000,000	FNMA TBA, 3.500%, strike @ 100.97	JPMCB	08/06/19	8,672	—	8,672
1,505,700	1,500,000	FNMA TBA, 3.500%, strike @ 100.38	JPMCB	08/06/19	1,641	—	1,641
2,020,800	2,000,000	FNMA TBA, 3.500%, strike @ 101.04	JPMCB	08/06/19	4,844	—	4,844
1,497,000	1,500,000	FNMA TBA, 3.000%, strike @ 99.80	JPMCB	08/06/19	5,332	(1)	5,331
3,996,400	4,000,000	FNMA TBA, 3.000%, strike @ 99.91	JPMCB	08/06/19	15,000	(10)	14,990
1,995,800	2,000,000	FNMA TBA, 3.000%, strike @ 99.79	JPMCB	08/06/19	5,938	(2)	5,936
1,485,000	1,500,000	FNMA TBA, 3.000%, strike @ 99.00	CITI	08/06/19	2,578	—	2,578
986,100	1,000,000	FNMA TBA, 3.000%, strike @ 98.61	JPMCB	09/05/19	2,031	(34)	1,997
995,500	1,000,000	FNMA TBA, 3.000%, strike @ 99.55	JPMCB	09/05/19	2,578	(294)	2,284
1,002,400	1,000,000	FNMA TBA, 3.000%, strike @ 100.24	GS	09/05/19	4,258	(1,109)	3,149
2,019,200	2,000,000	FNMA TBA, 3.000%, strike @ 100.96	JPMCB	08/06/19	7,421	(2,543)	4,878
2,480,000	2,500,000	FNMA TBA, 3.000%, strike @ 99.20	GS	10/03/19	7,813	(1,661)	6,152
5,456,550	5,500,000	FNMA TBA, 3.000%, strike @ 99.21	JPMCB	10/03/19	16,543	(3,691)	12,852
1,982,600	2,000,000	FNMA TBA, 3.000%, strike @ 99.13	JPMCB	10/03/19	6,250	(1,199)	5,051
1,512,900	1,500,000	FNMA TBA, 3.000%, strike @ 100.86	GS	08/06/19	4,395	(1,288)	3,107
1,493,700	1,500,000	FNMA TBA, 3.000%, strike @ 99.58	CITI	10/03/19	2,989	(1,603)	1,386
Total					$108,282	$(13,435)	$94,847
Total options written					$150,489	$(55,390)	$95,099

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	7,000	7,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.50%, terminating 08/07/21	GS	Receive	08/05/19	$14,350	$(80,241)	$(65,891)
			Put swaptions
USD	57,000	57,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 08/27/21	DB	Pay	08/22/19	$7,552	$(5)	$7,547
USD	19,000	19,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 08/29/21	BOA	Pay	08/27/19	2,185	(2)	2,183
USD	19,000	19,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 09/24/21	CITI	Pay	09/20/19	1,900	(2)	1,898
USD	10,500	10,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.80%, terminating 10/02/21	DB	Pay	09/30/19	1,575	(3)	1,572
Total							$13,212	$(12)	$13,200
Total swaptions written							$27,562	$(80,253)	$(52,691)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US Treasury futures sell contracts:
206	USD	US Treasury Note 10 Year Futures	September 2019	$(25,701,071)	$(26,248,906)	$(547,835)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
USD	1,700	12/20/47	Quarterly	2.750%	3 Month USD LIBOR	$(211,052)	$(151,223)
USD	5,100	12/19/23	Quarterly	2.750	3 Month USD LIBOR	(199,652)	(260,803)
USD	17,300	10/16/28	Semi-Annual	3 Month USD LIBOR	3.183%	1,955,796	1,955,796
USD	600	11/21/28	Semi-Annual	3 Month USD LIBOR	3.113	60,235	60,235
USD	8,000	06/20/48	Quarterly	2.500	3 Month USD LIBOR	(558,246)	(1,417,336)
USD	22,000	06/19/26	Quarterly	3.000	3 Month USD LIBOR	(1,637,546)	(766,083)
USD	800	06/19/29	Quarterly	3.000	3 Month USD LIBOR	(76,387)	(26,217)
USD	7,000	12/18/29	Quarterly	2.750	3 Month USD LIBOR	(506,015)	(29,490)
USD	3,100	12/18/26	Quarterly	2.750	3 Month USD LIBOR	(182,500)	(5,212)
USD	200	12/10/29	Quarterly	2.000	3 Month USD LIBOR	(771)	(431)
USD	200	03/10/30	Quarterly	2.000	3 Month USD LIBOR	(737)	(547)
USD	2,300	12/19/25	Semi-Annual	3 Month USD LIBOR	2.750	125,576	153,114
Total						$(1,231,299)	$(488,197)

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

OTC interest rate swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CITI	USD	10,000	10/28/19	Annual	10 Year USD Constant Maturity Swap Rate plus 0.750%	CMM30_FNMA	$—	$(13,231)	$(13,231)
JPMCB	USD	35,000	12/18/19	Annual	10 Year USD Constant Maturity Swap rate plus 0.750%	CMM30_FNMA	—	—	—
JPMCB	USD	10,000	12/18/19	Annual	10 Year USD Constant Maturity Swap rate plus 0.740%	CMM30_FNMA	—	—	—
JPMCB	USD	5,000	12/19/19	Annual	10 Year USD Constant Maturity Swap rate plus 0.710%	CMM30_FNMA	—	—	—
Total							$—	$(13,231)	$(13,231)

OTC total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
DB	USD	1,130	01/12/38	Monthly	1 Month USD LIBOR	6.500%	$3,611	$(3,640)	$(29)
DB	USD	441	01/12/39	Monthly	1 Month USD LIBOR	5.500	118	(1,240)	(1,122)
JPMCB	USD	493	01/12/39	Monthly	1 Month USD LIBOR	6.000	(2,315)	(4,173)	(6,488)
Total							$1,414	$(9,053)	$(7,639)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$16,960,891	$—	$16,960,891
Government national mortgage association certificates	—	179,724,597	—	179,724,597
Federal home loan mortgage corporation certificates	—	38,888,561	—	38,888,561
Federal housing administration certificates	—	28,254	—	28,254
Federal national mortgage association certificates	—	258,674,896	—	258,674,896
Collateralized mortgage obligations	—	96,131,690	—	96,131,690
Asset-backed securities	—	62,124,471	—	62,124,471
Commercial mortgage-backed securities	—	3,242,496	—	3,242,496
Stripped mortgage-backed securities	—	393,370	476,481	869,851
Short-term investment	—	2,769,227	—	2,769,227

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2019

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Repurchase agreement	$—	$828,000	$—	$828,000
Swaptions purchased	—	48,840	—	48,840
Swap agreements	—	2,141,607	—	2,141,607
Total	$—	$661,956,900	$476,481	$662,433,381
Liabilities
Investments sold short	$—	$(32,780,207)	$—	$(32,780,207)
Reverse repurchase agreements	—	(54,492,000)	—	(54,492,000)
Options written	—	(55,390)	—	(55,390)
Swaptions written	—	(80,253)	—	(80,253)
Futures contracts	(547,835)	—	—	(547,835)
Swap agreements	—	(3,395,190)	—	(3,395,190)
Total	$(547,835)	$(90,803,040)	$—	$(91,350,875)

At July 31, 2019, there were no transfers between Level 1 and Level 2.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Illiquid investment at period end. Illiquid assets, in the amount of $404,520, represented 0.1% of the Fund's net assets at period end.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $79,647,906, represented 22.2% of the Fund's net assets at period end.

5  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

6  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

9  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned 7.60% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Aggregate Bond Index (the "benchmark") returned 8.08%. Over the same period, the Lipper Core Bond Funds category posted a median return of 7.72%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 34. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Our positioning and security selection within investment-grade corporate bonds and an allocation to high-yield corporate bonds were the primary contributors to performance. Overweight positioning in credit was additive for returns, notably in the first quarter of 2019, as a more dovish Federal Reserve Board (Fed) supported risk assets. The Portfolio's security selection of agency mortgages also contributed to performance.

On the downside, the Portfolio's duration and yield curve positioning detracted from returns. In particular, having a duration that was shorter than the benchmark for the majority of 2019 hurt performance, as rates declined due to a more dovish Fed, weaker global data and geopolitical tensions. Allocations to Treasury Inflation-Protected Securities (TIPS) and cash, as well as ultra-short-term securities were also headwinds for returns. TIPS detracted from returns, most notably in the second quarter of 2019, as geopolitical tensions and weaker energy prices weighed on inflation expectations. As of the end of the reporting period, the Portfolio had allocations to TIPS and high-yield corporate bonds, as well as overweight positions in securitized products. The Portfolio held a short duration bias and underweights to agency mortgages and investment-grade corporate bonds.

Derivatives were primarily used to adjust the Portfolio's duration and curve exposure, as well as to hedge risk. We believe derivatives are generally beneficial to performance, as they help us manage the portfolio more efficiently. Over the period the following kinds of derivatives were the most commonly used. Interest rate swaps are the most common type of swaps and were useful in adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide protection against a particular issuer or basket of issuers defaulting, or as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on interest

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

BlackRock: Akiva Dickstein and Harrison Segall

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

PACE Intermediate Fixed Income Investments

Subadvisor's comments – concluded

rate swaps (swaptions) were used to hedge convexity, as well as to take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy or sell a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions. Futures are useful in managing exposure to interest rates by adding duration or subtracting it from a portfolio at particular points on the yield curve. Derivatives are used in conjunction with other existing positions to create our desired positioning, so performance attribution cannot be isolated. Derivative positions benefited the portfolio by allowing it to more precisely manage duration and yield curve risk and to hedge currency risk from non-dollar bonds.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.33%	2.20%	2.68%
Class Y2	7.60	2.46	2.94
Class P3	7.60	2.46	2.94
After deducting maximum sales charge
Class A1	3.33	1.43	2.29
Bloomberg Barclays US Aggregate Bond Index[4]	8.08	3.05	3.75
Lipper Core Bond Funds median	7.72	2.77	4.03

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.26%	2.06%	2.85%
Class Y2	7.45	2.32	3.11
Class P3	7.52	2.34	3.11
After deducting maximum sales charge
Class A1	3.27	1.29	2.46

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, supplemented from time to time, were as follows: Class A—1.00% and 0.91%; Class Y—0.95% and 0.66%; and Class P—0.81% and 0.66%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A— 0.91%; Class Y—0.66%; and Class P—0.66%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Bloomberg Barclays US Aggregate Bond Index over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Intermediate Fixed Income Investments

PACE Intermediate Fixed Income Investments

Portfolio statistics—July 31, 2019 (unaudited)

Characteristics
Weighted average duration	5.12	yrs
Weighted average maturity	7.76	yrs
Average coupon	3.46%
Top ten holdings[1]	Percentage of net assets
FNMA, 3.500% due 12/01/43	4.1%
FNMA TBA, 3.500%	3.6
US Treasury Note, 1.750% due 07/31/21	2.5
FNMA TBA, 3.000%	2.5
GNMA, 3.500% due 03/20/46	2.2
US Treasury Bond, 3.000% due 02/15/47	2.0
FNMA, 3.000% due 03/01/47	1.8
US Treasury Note, 2.125% due 05/31/21	1.5
FNMA, 2.500% due 04/01/32	1.5
GNMA, 4.500%, due 09/20/48	1.4
Total	23.1%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	85.8%
United Kingdom	2.1
Japan	1.3
Netherlands	0.9
Canada	0.8
Total	90.9%
Asset allocation[1]	Percentage of net assets
US government agency mortgage pass-through certificates	40.9%
Corporate bonds	35.8
US government obligations	19.9
Collateralized mortgage obligations	6.4
Asset-backed securities	4.6
Non-US government obligations	1.5
Commercial paper	0.6
Options, swaptions, futures, swaps and forward foreign currency contracts	0.5
Short-term investments	0.3
Federal home loan bank certificates	0.2
Municipal bonds	0.1
Investments sold short	(16.3)
Cash equivalents and other assets less liabilities	5.5
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
US government obligations—19.9%
US Treasury Bonds 2.875%, due 05/15/49	$1,850,000	$1,981,740
3.000%, due 02/15/47	6,234,000	6,829,639
3.000%, due 02/15/48	1,030,000	1,127,166
3.000%, due 08/15/48	1,015,000	1,112,178
3.000%, due 02/15/49	1,015,000	1,113,051
3.125%, due 11/15/41	3,015,000	3,372,325
3.125%, due 05/15/48	580,000	650,144
3.625%, due 08/15/43	1,655,000	1,997,184
3.625%, due 02/15/44	3,535,000	4,268,927
4.750%, due 02/15/37	2,175,000	2,976,267
US Treasury Inflation Index Bonds (TIPS) 1.000%, due 02/15/48	1,422,663	1,512,310
1.000%, due 02/15/49	5,088	5,444
US Treasury Inflation Index Notes (TIPS) 0.500%, due 04/15/24	720,884	728,171
0.625%, due 04/15/23	3,638,152	3,671,618
0.875%, due 01/15/29	2,733,134	2,879,751
US Treasury Notes 1.750%, due 07/31/21	8,875,000	8,852,466
1.750%, due 06/30/24	1,905,000	1,897,484
1.750%, due 07/31/24	1,395,000	1,389,605
1.875%, due 06/30/26	2,750,000	2,743,018
2.000%, due 05/31/24	1,400,000	1,411,211
2.125%, due 05/31/21	5,200,000	5,219,703
2.125%, due 12/31/21	105,000	105,664
2.125%, due 05/31/26	2,165,000	2,193,923
2.250%, due 04/30/24	4,170,000	4,248,187
2.500%, due 02/28/21	90,000	90,766
2.500%, due 02/28/26	3,090,000	3,203,220
2.625%, due 12/31/23	1,964,000	2,029,134
2.625%, due 12/31/25	1,580,000	1,648,693
Total US government obligations (cost—$66,550,406)		69,258,989
Federal home loan bank certificate—0.2%
FHLB 4.000%, due 09/01/28 (cost—$679,218)	680,000	778,671
Federal home loan mortgage corporation certificates—5.1%
FHLMC 3.000%, due 09/01/27	51,972	53,013
3.000%, due 07/01/28	26,622	27,155
3.000%, due 10/01/43	470,638	480,010
3.000%, due 06/01/46	243,881	247,719
3.000%, due 10/01/46	2,194,710	2,229,580
3.000%, due 11/01/47	224,031	227,424
3.000%, due 01/01/48	1,297,075	1,315,899
3.000%, due 02/01/48	1,398,043	1,417,918
3.000%, due 11/01/48	922,834	935,804
3.500%, due 04/01/42	19,075	19,886
3.500%, due 08/01/42	27,485	28,653
3.500%, due 11/01/42	10,750	11,207
3.500%, due 12/01/43	575,054	599,493
3.500%, due 01/01/44	2,541,137	2,654,255
3.500%, due 04/01/44	68,199	71,365
	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
3.500%, due 06/01/44	$9,226	$9,618
3.500%, due 07/01/46	323,301	337,124
3.500%, due 07/01/47	15,693	16,421
3.500%, due 10/01/47	85,003	88,999
3.500%, due 12/01/47	1,164,323	1,204,927
3.500%, due 01/01/48	371,782	386,103
4.000%, due 09/01/40	39,210	41,573
4.000%, due 07/01/44	35,646	37,810
4.000%, due 07/01/46	43,512	45,976
4.000%, due 08/01/46	24,153	25,521
4.000%, due 09/01/46	3,353	3,537
4.000%, due 10/01/46	6,971	7,353
4.000%, due 01/01/47	948,265	1,008,208
4.000%, due 02/01/47	104,177	110,206
4.000%, due 08/01/47	289,127	309,816
4.000%, due 06/01/48	1,259,379	1,343,917
4.500%, due 07/01/47	486,121	524,220
4.500%, due 08/01/48	247,740	267,042
5.000%, due 02/01/42	651,128	710,452
5.000%, due 09/01/43	250,081	272,679
6.250%, due 07/15/32	302,000	432,001
6.750%, due 03/15/31	82,000	118,437
Total federal home loan mortgage corporation certificates (cost—$17,073,958)		17,621,321
Federal national mortgage association certificates—24.4%
FNMA 2.000%, due 10/01/31	22,792	22,490
2.000%, due 11/01/31	289,047	285,217
2.000%, due 12/01/31	30,334	29,932
2.000%, due 03/01/32	185,687	183,227
2.500%, due 04/01/32	5,047,040	5,079,652
3.000%, due 07/01/29[1]	507,013	518,753
3.000%, due 10/01/29[1]	46,642	47,747
3.000%, due 01/01/30[1]	260,183	265,616
3.000%, due 01/01/31[1]	1,407,142	1,440,572
3.000%, due 09/01/31[1]	44,324	45,308
3.000%, due 04/01/32[1]	32,284	33,012
3.000%, due 09/01/32[1]	540,352	553,276
3.000%, due 03/01/33[1]	530,037	541,995
3.000%, due 11/01/46[1]	542,282	552,207
3.000%, due 03/01/47[1]	6,125,519	6,221,960
3.000%, due 04/01/47[1]	2,746,124	2,784,986
3.500%, due 12/01/29[1]	49,967	52,130
3.500%, due 08/01/30[1]	213,621	222,496
3.500%, due 02/01/32[1]	454,216	473,032
3.500%, due 04/01/32[1]	1,024,323	1,071,573
3.500%, due 05/01/32[1]	728,161	759,195
3.500%, due 04/01/42[1]	3,483	3,628
3.500%, due 12/01/42[1]	6,421	6,689
3.500%, due 05/01/43[1]	8,947	9,319
3.500%, due 07/01/43[1]	58,003	60,591
3.500%, due 11/01/43[1]	12,981	13,520
3.500%, due 12/01/43[1]	13,770,608	14,338,754

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Federal national mortgage association certificates—(continued)
3.500%, due 05/01/44[1]	$24,093	$25,270
3.500%, due 02/01/45[1]	7,026	7,319
3.500%, due 07/01/45[1]	34,289	35,957
3.500%, due 08/01/45[1]	7,170	7,444
3.500%, due 10/01/45[1]	61,958	64,335
3.500%, due 11/01/45[1]	80,893	84,592
3.500%, due 12/01/45[1]	34,727	36,342
3.500%, due 04/01/46[1]	75,311	77,916
3.500%, due 06/01/46[1]	45,629	47,336
3.500%, due 11/01/46[1]	452,175	469,424
3.500%, due 12/01/46[1]	19,411	20,191
3.500%, due 01/01/47[1]	34,311	35,879
3.500%, due 02/01/47[1]	119,126	123,426
3.500%, due 05/01/47[1]	20,621	21,578
3.500%, due 06/01/47[1]	53,008	55,235
3.500%, due 07/01/47[1]	37,300	38,903
3.500%, due 11/01/47[1]	52,120	54,537
3.500%, due 12/01/47[1]	444,718	463,417
3.500%, due 01/01/48[1]	293,893	306,896
4.000%, due 09/01/33[1]	28,499	29,943
4.000%, due 10/01/33[1]	410,884	433,498
4.000%, due 11/01/33	575,929	608,004
4.000%, due 01/01/42	689,710	731,299
4.000%, due 02/01/42	3,046,303	3,229,400
4.000%, due 03/01/43	45,952	48,821
4.000%, due 10/01/43	159,978	169,478
4.000%, due 08/01/44	96,524	103,844
4.000%, due 01/01/45	238,456	255,382
4.000%, due 05/01/45	74,545	80,198
4.000%, due 07/01/46	2,062,950	2,174,849
4.000%, due 11/01/46	33,493	36,032
4.000%, due 01/01/47	49,212	52,938
4.000%, due 03/01/47	712,079	755,241
4.000%, due 05/01/47	63,552	66,498
4.000%, due 07/01/47	211,455	222,301
4.000%, due 08/01/47	130,918	137,942
4.000%, due 12/01/47	96,158	103,003
4.000%, due 02/01/48	526,187	552,444
4.000%, due 03/01/48	298,334	319,432
4.000%, due 04/01/48	1,765,489	1,862,858
4.000%, due 08/01/49[2]	1,214,431	1,279,035
4.500%, due 04/01/41	3,609,397	3,892,098
4.500%, due 11/01/45	14,216	15,469
4.500%, due 12/01/45	74,433	79,801
4.500%, due 07/01/46	156,725	171,187
4.500%, due 10/01/47	52,729	57,393
4.500%, due 12/01/47	106,895	114,416
4.500%, due 05/01/48	792,743	854,030
5.000%, due 09/01/31	393,926	424,104
5.000%, due 01/01/44	73,368	79,087
5.000%, due 03/01/44	157,558	171,746
FNMA TBA 2.500%	37,000	37,224
3.000%[1]	8,795,000	8,873,720
3.500%[1]	14,194,452	14,552,636
4.000%	297,000	307,418
	Face amount	Value
Federal national mortgage association certificates—(concluded)
4.500%	$4,037,000	$4,229,786
5.000%	110,000	116,823
Total federal national mortgage association certificates (cost—$84,281,276)		84,822,252
Government national mortgage association certificates—11.4%
GNMA 3.000%, due 02/15/45	124,702	127,410
3.000%, due 04/20/45	314,002	322,246
3.000%, due 07/20/45	46,632	47,858
3.000%, due 10/20/45	83,597	85,794
3.000%, due 04/20/46	1,688,509	1,732,793
3.000%, due 05/20/46	20,591	21,138
3.000%, due 06/20/46	266,313	273,220
3.000%, due 07/20/46	534,870	548,902
3.000%, due 08/20/46	2,423,529	2,487,083
3.000%, due 09/20/46	1,073,230	1,102,007
3.000%, due 11/20/46	22,111	22,690
3.000%, due 12/20/46	63,630	65,297
3.500%, due 04/20/43	79,941	83,593
3.500%, due 05/20/43	79,988	83,642
3.500%, due 05/20/45	444,396	462,194
3.500%, due 03/20/46[1]	7,269,534	7,546,135
3.500%, due 04/20/46[1]	2,836,206	2,944,047
3.500%, due 05/20/46	536,167	556,546
3.500%, due 06/20/46	1,043,262	1,082,918
3.500%, due 07/20/46	204,280	212,049
3.500%, due 09/20/46	3,974,740	4,125,630
4.000%, due 04/20/39	4,555	4,831
4.000%, due 04/20/42	93,940	99,414
4.000%, due 08/20/44	772,798	813,028
4.000%, due 06/15/47	26,522	28,138
4.000%, due 09/15/47	40,611	43,088
4.000%, due 10/15/47	170,795	178,471
4.000%, due 11/15/47	31,065	32,729
4.000%, due 12/15/47	92,827	97,007
4.000%, due 01/15/48	202,845	211,958
4.500%, due 07/20/40	9,531	10,208
4.500%, due 08/20/40	9,331	9,993
4.500%, due 09/20/40	14,221	15,177
4.500%, due 10/20/40	16,322	17,482
4.500%, due 06/20/44	471,266	502,102
4.500%, due 03/15/47	32,784	35,417
4.500%, due 04/15/47	84,581	91,385
4.500%, due 05/15/47	30,920	33,410
4.500%, due 07/20/48	1,529,165	1,593,565
4.500%, due 09/20/48[1]	4,713,430	4,916,575
GNMA TBA 3.000%	958,500	979,037
4.000%	4,538,500	4,710,980
5.000%	1,200,000	1,262,344
Total government national mortgage association certificates (cost—$38,600,583)		39,619,531

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Collateralized mortgage obligations—6.4%
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class AL, 1 mo. USD LIBOR + 0.900%, 3.225%, due 11/15/32[3,4]	$1,150,000	$1,143,541
BENCHMARK Mortgage Trust, Series 2018-B7, Class A4, 4.510%, due 05/15/53	103,000	117,783
CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, due 02/10/50	545,000	582,253
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 1 mo. USD LIBOR + 0.900%, 3.134%, due 07/25/49[3,4]	300,369	298,432
Commercial Mortgage Pass-Through Certificates, Series 2013-GAM, Class A2, 3.367%, due 02/10/28[3]	1,090,000	1,096,108
Series 2014-CR16, Class A4, 4.051%, due 04/10/47	145,000	154,869
Series 2018-COR3, Class A3, 4.228%, due 05/10/51	179,000	199,052
Series 2006-GG7, Class AM, 5.641%, due 07/10/38[5]	46,123	46,379
Core Industrial Trust, Series 2015-TEXW, Class A, 3.077%, due 02/10/34[3]	1,721,982	1,758,587
CSMC Trust, Series 2017-CALI, Class A, 3.431%, due 11/10/32[3]	260,000	271,895
DBGS BIOD Mortgage Trust, Series 2018-C1, Class A4, 4.466%, due 10/15/51	480,000	545,163
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, IO, 1.154%, due 03/25/24[5]	2,539,382	113,341
Series KC02, Class A2, 3.370%, due 07/25/25	670,000	700,581
Series K075, Class A2, 3.650%, due 02/25/28[5]	230,000	250,576
FHLMC REMIC Trust, Series 4248, Class FL, 1 mo. USD LIBOR + 0.450%, 2.775%, due 05/15/41[4]	223,076	223,384
Series 4606, Class FB, 1 mo. USD LIBOR + 0.500%, 2.825%, due 08/15/46[4]	327,947	328,921
Series 4447, Class PA, 3.000%, due 12/15/44	81,196	83,261
Series 3990, Class VA, 3.500%, due 01/15/25	201,131	203,517
Series 4213, Class VE, 3.500%, due 06/15/26	202,749	208,979
Series 4443, Class BA, 3.500%, due 04/15/41	81,436	83,957
Series 2626, Class A, 4.000%, due 06/15/33	104,642	109,516
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 4328, Class DA, 4.000%, due 01/15/36	$550,867	$564,248
Series 4325, Class MA, 4.000%, due 09/15/39	530,953	543,258
Series 4336, Class MA, 4.000%, due 01/15/40	472,863	483,324
Series 4323, Class CA, 4.000%, due 03/15/40	175,265	179,760
Series 4316, Class XZ, 4.500%, due 03/15/44	387,557	446,624
FNMA Connecticut Avenue Securities, Series 2016-C06, Class 1M1, 1 mo. USD LIBOR + 1.300%, 3.566%, due 04/25/29[4]	77,319	77,609
Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450%, 3.716%, due 01/25/29[4]	76,546	76,728
FNMA REMIC Trust, Series 2015-58, Class JP, 2.500%, due 03/25/37	115,228	115,168
Series 2016-48, Class UF, 1 mo. USD LIBOR + 0.400%, 2.666%, due 08/25/46[4]	542,648	542,684
Series 2016-62, Class FC, 1 mo. USD LIBOR + 0.500%, 2.766%, due 09/25/46[4]	264,668	265,551
Series 2016-74, Class GF, 1 mo. USD LIBOR + 0.500%, 2.766%, due 10/25/46[4]	331,177	332,159
Series 2015-20, Class EV, 3.500%, due 07/25/26	230,493	239,041
Series 2014-12, Class GV, 3.500%, due 03/25/27	127,179	131,414
Series 2015-62, Class VA, 4.000%, due 10/25/26	68,996	73,063
Series 2014-48, Class AB, 4.000%, due 10/25/40	128,089	130,619
Series 2011-8, Class ZA, 4.000%, due 02/25/41	1,982,992	2,085,561
Series 2013-112, Class HQ, 4.000%, due 11/25/43	60,849	64,459
FREMF Mortgage Trust, Series 2013-K712, Class B, 3.314%, due 05/25/45[3,5]	110,000	109,954
FRESB Mortgage Trust, Series 2019, 1 mo. USD LIBOR + 3.500%, 3.500%, due 01/25/39[4]	253,539	265,023
GNMA Trust, Series 2014-131, Class BW, 3.894%, due 05/20/41[5]	58,833	61,155
Series 2015-3, Class ZD, 4.000%, due 01/20/45	688,194	789,747
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, 1 mo. USD LIBOR + 0.700%, 3.025%, due 01/15/33[3,4]	320,000	319,891

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Collateralized mortgage obligations—(concluded)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class A5, 3.914%, due 01/15/49	$800,000	$862,861
JP Morgan Mortgage Trust, Series 2017-2, Class A6, 3.000%, due 05/25/47[3,5]	529,706	530,690
Series 2017-1, Class A4, 3.500%, due 01/25/47[3,5]	708,959	716,355
KNDL KNSQ Mortgage Trust, Series 2019-KNSQ, Class A, 1 mo. USD LIBOR + 0.800%, 3.125%, due 05/15/36[3,4]	476,000	476,296
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class D, 5.446%, due 09/12/42[5]	523,662	527,917
Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.417%, due 06/15/52	142,888	150,217
Series 2015-MS1, Class A4, 3.779%, due 05/15/48[5]	520,000	554,643
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750%, due 11/25/56[3,5]	121,380	124,625
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B, 4.144%, due 01/05/43[3,5]	515,000	538,655
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, 3.000%, due 10/25/31[3,5]	258,611	260,985
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 1 mo. USD LIBOR + 0.750%, 3.114%, due 11/11/34[3,4]	81,008	81,007
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, 2.997%, due 10/25/46[5]	59,764	60,000
Wells Fargo Commercial Mortgage Trust, Series 2018-C46, Class A4, 4.152%, due 08/15/51	170,000	188,264
Series 2018-C44, Class A5, 4.212%, due 05/15/51	445,000	494,310
WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3FL, 1 mo. USD LIBOR + 0.950%, 3.264%, due 03/15/44[3,4]	138,099	138,407
Total collateralized mortgage obligations (cost—$22,022,695)		22,122,367
Asset-backed securities—4.6%
American Homes 4 Rent, Series 2014-SFR3, Class A, 3.678%, due 12/17/36[3]	463,775	481,840
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A2A, 2.710%, due 07/19/21	217,987	218,093
	Face amount	Value
Asset-backed securities—(continued)
B2R Mortgage Trust, Series 2015-2, Class A, 3.336%, due 11/15/48[3]	$282,308	$282,154
Chesapeake Funding II LLC, Series 2018-1A, Class A1, 3.040%, due 04/15/30[3]	947,233	954,403
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 1 mo. USD LIBOR + 0.620%, 2.892%, due 04/22/26[4]	650,000	655,186
Series 2017-A6, Class A6, 1 mo. USD LIBOR + 0.770%, 3.095%, due 05/14/29[4]	540,000	540,322
Cloud Pass-Through Trust, Series 2019-1A, 3.554%, due 12/05/22[3,5]	2,421,776	2,443,143
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.500%, due 01/25/30[3]	39,030	37,828
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + 0.240%, 2.506%, due 10/25/34[3,4]	68,025	67,998
DCP Rights LLC, Series 2014-1A, Class A, 5.463%, due 10/25/44[3]	1,671,750	1,704,805
Drive Auto Receivables Trust, Series 2018-4, Class A3, 3.040%, due 11/15/21	149,283	149,413
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A, 2.730%, due 04/25/28[3]	90,837	90,455
FCI Funding LLC, Series 2019-1A, Class A, 3.630%, due 02/18/31[3]	300,171	301,710
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M5, 1 mo. USD LIBOR + 1.575%, 3.841%, due 01/25/35[4]	87,807	88,495
Ford Credit Floorplan Master Owner Trust A, Series 2019-2, Class A, 3.060%, due 04/15/26	870,000	896,531
Fremont Home Loan Trust, Series 2005-2, Class M2, 1 mo. USD LIBOR + 0.720%, 2.986%, due 06/25/35[4]	14,865	14,884
Greystone Commercial Real Estate Notes, Series 2017-FL1A, Class A, 1 mo. USD LIBOR + 1.550%, 3.875%, due 03/15/27[3,4]	330,000	330,019
Lehman XS Trust, Series 2005-6, Class 1A1, 1 mo. USD LIBOR + 0.520%, 2.786%, due 11/25/35[4]	136,752	112,438
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2B, 1 mo. USD LIBOR + 1.050%, 3.417%, due 12/15/59[3,4]	420,000	416,566

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Asset-backed securities—(concluded)
Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, due 12/15/59[3]	$100,000	$105,202
Nissan Master Owner Trust Receivables, Series 2019-A, Class A, 1 mo. USD LIBOR + 0.560%, 2.885%, due 02/15/24[4]	680,000	682,377
PFS Financing Corp., Series 2016-BA, Class A, 1.870%, due 10/15/21[3]	160,000	159,665
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3, 1 mo. USD LIBOR + 0.280%, 2.546%, due 05/25/36[4]	45,278	45,265
Progress Residential Trust, Series 2015-SFR2, Class A, 2.740%, due 06/12/32[3]	1,033,917	1,031,686
SMB Private Education Loan Trust, Series 2016-C, Class A2A, 2.340%, due 09/15/34[3]	444,713	442,998
Series 2016-A, Class A2A, 2.700%, due 05/15/31[3]	73,909	74,265
Series 2017-B, Class A2A, 2.820%, due 10/15/35[3]	380,000	382,616
Series 2017-B, Class A2B, 1 mo. USD LIBOR + 0.750%, 3.075%, due 10/15/35[3,4]	220,000	219,931
Series 2018-C, Class A2B, 1 mo. USD LIBOR + 0.750%, 3.075%, due 11/15/35[3,4]	755,000	753,160
Series 2018-A, Class A2B, 1 mo. USD LIBOR + 0.800%, 3.125%, due 02/15/36[3,4]	575,000	574,390
Series 2018-B, Class A2A, 3.600%, due 01/15/37[3]	690,000	720,970
SoFi Professional Loan Program LLC, Series 2018-A, Class A2A, 2.390%, due 02/25/42[3]	274,194	274,039
Series 2015-C, Class A2, 2.510%, due 08/25/33[3]	254,820	254,807
Series 2018-A, Class A2B, 2.950%, due 02/25/42[3]	270,000	273,376
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, 3.466%, due 06/25/33[3,4]	53,117	53,589
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, 4.016%, due 08/25/36[3,4]	58,411	59,251
Total asset-backed securities (cost—$15,744,973)		15,893,870
Corporate bonds—35.8%
Advertising—0.0%†
Interpublic Group of Cos., Inc./The 3.500%, due 10/01/20	50,000	50,578
3.750%, due 10/01/21	30,000	30,745
		81,323
	Face amount	Value
Corporate bonds—(continued)
Aerospace & defense—1.5%
BAE Systems Holdings, Inc. 2.850%, due 12/15/20[3]	$240,000	$240,517
3.800%, due 10/07/24[3]	80,000	83,251
3.850%, due 12/15/25[3]	156,000	163,274
Boeing Co./The 2.800%, due 03/01/27	21,000	21,040
3.375%, due 06/15/46	30,000	28,496
3.500%, due 03/01/39	15,000	14,977
3.550%, due 03/01/38	35,000	35,328
3.625%, due 03/01/48	8,000	7,924
3.825%, due 03/01/59	20,000	19,644
General Dynamics Corp. 3.750%, due 05/15/28	80,000	87,325
L3Harris Technologies, Inc. 2.700%, due 04/27/20	45,000	45,065
3.832%, due 04/27/25	34,000	35,802
4.400%, due 06/15/28	467,000	513,072
4.854%, due 04/27/35	5,000	5,653
5.054%, due 04/27/45	50,000	59,111
Lockheed Martin Corp. 2.900%, due 03/01/25	385,000	396,369
3.350%, due 09/15/21	41,000	41,957
3.600%, due 03/01/35	46,000	48,399
4.070%, due 12/15/42	135,000	149,366
6.150%, due 09/01/36	11,000	14,910
Northrop Grumman Corp. 2.080%, due 10/15/20	130,000	129,599
2.930%, due 01/15/25[6]	810,000	824,502
3.250%, due 01/15/28	268,000	275,767
4.030%, due 10/15/47	59,000	62,813
Raytheon Co. 4.200%, due 12/15/44	45,000	50,131
4.700%, due 12/15/41	61,000	72,793
7.000%, due 11/01/28	24,000	31,452
7.200%, due 08/15/27	54,000	70,733
Rockwell Collins, Inc. 2.800%, due 03/15/22	120,000	121,258
3.100%, due 11/15/21	80,000	80,958
Spirit AeroSystems, Inc. 3.950%, due 06/15/23	550,000	564,486
United Technologies Corp. 1.950%, due 11/01/21	185,000	183,472
3.350%, due 08/16/21	693,000	707,018
3.750%, due 11/01/46	36,000	37,430
4.150%, due 05/15/45	58,000	63,309
4.450%, due 11/16/38	13,000	14,908
5.400%, due 05/01/35	40,000	49,127
		5,351,236
Airlines—0.7%
Air Canada Pass-Through Trust, Series 2017-1, Class AA, 3.300%, due 01/15/30[3]	53,133	53,768
Series 2017-1, Class B, 3.700%, due 01/15/26[3]	902	898

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Airlines—(continued)
Series 2015-1, Class B, 3.875%, due 03/15/23[3]	$561,986	$567,774
American Airlines Pass-Through Trust, Series 2016-3, Class AA, 3.000%, due 10/15/28	115,710	116,583
Series 2016-2, Class AA, 3.200%, due 06/15/28	48,235	48,862
Series 2017-2, Class AA, 3.350%, due 10/15/29	45,402	46,124
Series 2015-2, Class AA, 3.600%, due 09/22/27	48,044	49,773
Series 2017-1, Class AA, 3.650%, due 02/15/29	36,900	38,473
Series 2015-1, Class B, 3.700%, due 05/01/23	31,962	32,094
Series 2017-2, Class B, 3.700%, due 10/15/25	31,461	31,519
Series 2016-3, Class B, 3.750%, due 10/15/25	867	871
Series 2014-1, Class B, 4.375%, due 10/01/22	13,358	13,618
Series 2016-2, Class B, 4.375%, due 06/15/24[3]	100,750	103,289
Series 2015-2, Class B, 4.400%, due 09/22/23	180,737	185,581
Series 2017-1, Class B, 4.950%, due 02/15/25	21,639	22,554
Series 2016-1, Class B, 5.250%, due 01/15/24	37,502	39,449
British Airways Pass Through Trust, Series 2019-1, Class AA, 3.300%, due 12/15/32[3]	180,000	181,782
Series 2019-1, Class A, 3.350%, due 06/15/29[3]	260,000	261,586
Continental Airlines Pass-Through Trust, Series 2012-1, Class B, 6.250%, due 04/11/20	1,959	1,993
Delta Airlines Pass-Through Trust, Series 2019-1, Class AA, 3.204%, due 04/25/24	120,000	123,873
Southwest Airlines Co. 2.750%, due 11/16/22	80,000	80,334
United Airlines Pass-Through Trust, Series 2016-2, Class AA, 2.875%, due 10/07/28	69,053	68,749
Series 2016-1, Class AA, 3.100%, due 07/07/28	5,367	5,459
Series 2015-1, Class AA, 3.450%, due 12/01/27	40,182	41,412
Series 2018-1, Class AA, 3.500%, due 03/01/30	19,652	20,065
Series 2016-2, Class B, 3.650%, due 10/07/25	9,587	9,631
Series 2016-1, Class B, 3.650%, due 01/07/26	8,715	8,762
	Face amount	Value
Corporate bonds—(continued)
Airlines—(concluded)
Series 2019-1, Class AA, 4.150%, due 08/25/31	$75,000	$80,589
Series 2018-1, Class B, 4.600%, due 03/01/26	67,656	69,950
Series 2014-2, Class B, 4.625%, due 09/03/22	16,813	17,272
Series 2014-1, Class B, 4.750%, due 04/11/22	3,173	3,262
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.375%, due 11/15/21	12,673	13,164
Series 2012-2, Class B, 6.750%, due 06/03/21	3,492	3,685
		2,342,798
Auto & truck—0.2%
American Honda Finance Corp. GMTN 2.300%, due 09/09/26	3,000	2,933
American Honda Finance Corp. MTN 2.400%, due 06/27/24	35,000	34,937
2.900%, due 02/16/24	75,000	76,535
Aptiv PLC 4.400%, due 10/01/46	6,000	5,616
5.400%, due 03/15/49	15,000	15,949
Lear Corp. 5.250%, due 05/15/49	15,000	14,918
ZF North America Capital, Inc. 4.500%, due 04/29/22[3]	483,000	497,231
		648,119
Banking-non-US—3.4%
ABN AMRO Bank N.V. 2.650%, due 01/19/21[3]	641,000	643,001
3.400%, due 08/27/21[3]	250,000	254,940
Banco Santander SA 2.706%, due 06/27/24	200,000	199,368
3.306%, due 06/27/29	200,000	202,174
Bancolombia SA 5.950%, due 06/03/21	220,000	231,825
Bank of Nova Scotia/The 2.700%, due 03/07/22	4,000	4,044
2.800%, due 07/21/21	29,000	29,288
Bank of Nova Scotia/The BKNT 2.450%, due 03/22/21	49,000	49,145
Barclays Bank PLC 2.650%, due 01/11/21	200,000	200,437
5.140%, due 10/14/20	240,000	246,110
Barclays PLC 2.750%, due 11/08/19	200,000	199,811
3.250%, due 01/12/21	405,000	407,388
(fixed, converts to FRN on 05/16/23), 4.338%, due 05/16/24	285,000	292,942
BNP Paribas SA (fixed, converts to FRN on 01/10/24), 4.705%, due 01/10/25[3]	500,000	535,885

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Banking-non-US—(continued)
Commonwealth Bank of Australia 3.450%, due 03/16/23[3]	$80,000	$82,897
Cooperatieve Rabobank UA GMTN 2.500%, due 01/19/21	510,000	510,912
Credit Suisse Group AG (fixed, converts to FRN on 01/12/28), 3.869%, due 01/12/29[3]	295,000	305,504
Credit Suisse Group Funding Guernsey Ltd. 3.800%, due 09/15/22	250,000	258,384
Danske Bank A/S 5.000%, due 01/12/22[3]	250,000	261,939
5.375%, due 01/12/24[3]	360,000	392,066
Deutsche Bank AG 2.700%, due 07/13/20	177,000	176,156
4.100%, due 01/13/26	45,000	44,895
4.250%, due 10/14/21	80,000	80,874
ING Bank N.V. 5.000%, due 06/09/21[3]	200,000	209,031
Lloyds Banking Group PLC (fixed, converts to FRN on 11/07/22), 2.907%, due 11/07/23	200,000	199,026
3.750%, due 01/11/27	200,000	202,965
Mitsubishi UFJ Financial Group, Inc. 3.195%, due 07/18/29	400,000	405,854
3.535%, due 07/26/21	64,000	65,284
Mitsubishi UFJ Trust & Banking Corp. 2.650%, due 10/19/20[3]	920,000	922,593
Mizuho Financial Group, Inc. (fixed, converts to FRN on 07/16/24), 2.839%, due 07/16/25	280,000	281,636
(fixed, converts to FRN on 09/11/23), 3.922%, due 09/11/24	200,000	209,604
National Australia Bank Ltd. MTN 2.125%, due 05/22/20	250,000	249,624
Royal Bank of Canada GMTN 2.500%, due 01/19/21	201,000	201,891
Santander UK Group Holdings PLC 2.875%, due 10/16/20	21,000	21,027
3.125%, due 01/08/21	178,000	178,722
Santander UK PLC 5.000%, due 11/07/23[3]	490,000	515,952
Societe Generale SA 2.500%, due 04/08/21[3]	330,000	329,974
Standard Chartered PLC 2.250%, due 04/17/20[3]	430,000	428,692
(fixed, converts to FRN on 05/21/24), 3.785%, due 05/21/25[3]	285,000	290,414
Sumitomo Mitsui Banking Corp. 3 mo. USD LIBOR + 0.310%, 2.610%, due 10/18/19[4]	335,000	335,200
Sumitomo Mitsui Financial Group, Inc. 2.058%, due 07/14/21	279,000	277,260
2.632%, due 07/14/26	66,000	65,575
3.010%, due 10/19/26	8,000	8,114
3.102%, due 01/17/23	4,000	4,086
	Face amount	Value
Corporate bonds—(continued)
Banking-non-US—(concluded)
3.364%, due 07/12/27	$59,000	$61,294
3.446%, due 01/11/27	44,000	45,871
4.306%, due 10/16/28	2,000	2,233
Sumitomo Mitsui Trust Bank Ltd. 1.950%, due 09/19/19[3]	355,000	354,794
Svenska Handelsbanken AB BKNT 1.875%, due 09/07/21	250,000	247,523
Westpac Banking Corp. 3.650%, due 05/15/23	220,000	230,364
		11,954,588
Banking-US—6.2%
Bank of America Corp. (fixed, converts to FRN on 04/24/22), 2.881%, due 04/24/23	195,000	196,697
(fixed, converts to FRN on 01/23/25), 3.366%, due 01/23/26	121,000	124,614
(fixed, converts to FRN on 12/20/27), 3.419%, due 12/20/28	187,000	192,404
(fixed, converts to FRN on 03/05/23), 3.550%, due 03/05/24	262,000	270,503
(fixed, converts to FRN on 04/24/27), 3.705%, due 04/24/28	446,000	468,439
(fixed, converts to FRN on 04/24/37), 4.244%, due 04/24/38	15,000	16,646
4.750%, due 04/21/45	2,000	2,304
(fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[6,7]	90,000	95,800
Bank of America Corp. GMTN (fixed, converts to FRN on 07/21/20), 2.369%, due 07/21/21	1,359,000	1,357,227
2.625%, due 04/19/21	5,000	5,024
3.500%, due 04/19/26	40,000	41,793
(fixed, converts to FRN on 07/21/27), 3.593%, due 07/21/28	17,000	17,736
Bank of America Corp. MTN (fixed, converts to FRN on 01/20/22), 3.124%, due 01/20/23	5,000	5,072
(fixed, converts to FRN on 07/23/29), 3.194%, due 07/23/30	115,000	115,941
(fixed, converts to FRN on 03/15/24), 3.458%, due 03/15/25	788,000	815,313
(fixed, converts to FRN on 05/17/21), 3.499%, due 05/17/22	26,000	26,456
(fixed, converts to FRN on 04/23/26), 3.559%, due 04/23/27	141,000	146,971
(fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28	438,000	464,235
(fixed, converts to FRN on 07/23/23), 3.864%, due 07/23/24	80,000	83,862
(fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29	228,000	243,722
4.000%, due 04/01/24	42,000	44,672
4.125%, due 01/22/24	65,000	69,341
4.200%, due 08/26/24	147,000	156,134

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Banking-US—(continued)
4.250%, due 10/22/26	$55,000	$58,760
4.450%, due 03/03/26	208,000	223,609
Bank of New York Mellon Corp./The (fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[7]	115,000	115,575
Bank of New York Mellon Corp./The MTN 2.800%, due 05/04/26	5,000	5,076
3.300%, due 08/23/29	16,000	16,576
(fixed, converts to FRN on 02/07/27), 3.442%, due 02/07/28	180,000	187,791
Barclays PLC (fixed, converts to FRN on 05/07/24), 3.932%, due 05/07/25	200,000	201,977
Capital One N.A. BKNT 2.350%, due 01/31/20	335,000	334,743
Citibank N.A. 1.850%, due 09/18/19	380,000	379,784
Citibank N.A. BKNT (fixed, converts to FRN on 02/19/21), 3.165%, due 02/19/22	250,000	252,732
Citigroup, Inc. 2.400%, due 02/18/20	170,000	170,297
2.650%, due 10/26/20	75,000	75,215
2.700%, due 03/30/21	76,000	76,387
2.750%, due 04/25/22	70,000	70,554
(fixed, converts to FRN on 01/24/22), 3.142%, due 01/24/23	22,000	22,297
(fixed, converts to FRN on 07/24/27), 3.668%, due 07/24/28	41,000	42,907
(fixed, converts to FRN on 03/20/29), 3.980%, due 03/20/30	20,000	21,354
4.400%, due 06/10/25	84,000	89,496
4.450%, due 09/29/27	38,000	41,002
4.500%, due 01/14/22	10,000	10,489
4.600%, due 03/09/26	65,000	70,182
Citizens Bank N.A./Providence RI BKNT 2.200%, due 05/26/20	250,000	249,455
Citizens Financial Group, Inc. 2.375%, due 07/28/21	15,000	14,942
Discover Bank BKNT 3.100%, due 06/04/20	250,000	251,043
Goldman Sachs Group, Inc./The 2.550%, due 10/23/19	231,000	231,060
2.750%, due 09/15/20	305,000	305,904
2.875%, due 02/25/21	100,000	100,605
3.000%, due 04/26/22	245,000	247,025
3 mo. USD LIBOR + 0.780%, 3.036%, due 10/31/22[4]	65,000	65,188
3.500%, due 01/23/25	120,000	124,018
3.500%, due 11/16/26	75,000	76,956
3.625%, due 02/20/24	20,000	20,773
3 mo. USD LIBOR + 1.170%, 3.688%, due 05/15/26[4]	155,000	155,359
(fixed, converts to FRN on 06/05/27), 3.691%, due 06/05/28	264,000	274,364
3.750%, due 05/22/25	75,000	78,383
	Face amount	Value
Corporate bonds—(continued)
Banking-US—(continued)
3.850%, due 01/26/27	$178,000	$186,797
4.250%, due 10/21/25	10,000	10,641
5.750%, due 01/24/22	175,000	188,498
HSBC USA, Inc. 5.000%, due 09/27/20	100,000	102,760
JPMorgan Chase & Co. 2.200%, due 10/22/19	410,000	409,871
2.550%, due 03/01/21	18,000	18,053
2.700%, due 05/18/23	25,000	25,240
(fixed, converts to FRN on 04/25/22), 2.776%, due 04/25/23	50,000	50,342
2.972%, due 01/15/23	153,000	155,016
3.125%, due 01/23/25	37,000	37,868
3.200%, due 01/25/23	805,000	825,877
(fixed, converts to FRN on 04/01/22), 3.207%, due 04/01/23	325,000	330,654
(fixed, converts to FRN on 03/01/24), 3.220%, due 03/01/25	200,000	205,384
3.250%, due 09/23/22	2,000	2,055
(fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29	170,000	176,423
3 mo. USD LIBOR + 1.230%, 3.513%, due 10/24/23[4]	135,000	137,230
(fixed, converts to FRN on 06/18/21), 3.514%, due 06/18/22	9,000	9,173
(fixed, converts to FRN on 05/01/27), 3.540%, due 05/01/28	260,000	271,703
(fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28	1,095,000	1,163,441
(fixed, converts to FRN on 07/23/28), 4.203%, due 07/23/29	410,000	448,228
4.250%, due 10/15/20	4,000	4,089
4.250%, due 10/01/27	2,000	2,180
(fixed, converts to FRN on 12/05/28), 4.452%, due 12/05/29	225,000	250,656
JPMorgan Chase & Co. MTN 2.295%, due 08/15/21	190,000	189,665
KeyBank NA/Cleveland OH BKNT 3.375%, due 03/07/23	250,000	258,345
KeyCorp MTN 2.900%, due 09/15/20	100,000	100,673
4.150%, due 10/29/25	52,000	56,139
Morgan Stanley 2.750%, due 05/19/22	35,000	35,263
2.800%, due 06/16/20	1,004,000	1,007,215
(fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28	329,000	341,093
3.625%, due 01/20/27	111,000	115,960
Morgan Stanley GMTN 3.700%, due 10/23/24	195,000	204,599
3.750%, due 02/25/23	347,000	361,270
(fixed, converts to FRN on 01/24/28), 3.772%, due 01/24/29	134,000	140,698
Morgan Stanley MTN 2.625%, due 11/17/21	175,000	176,005
3.125%, due 07/27/26	480,000	487,318

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Banking-US—(concluded)
Northern Trust Corp. 3.150%, due 05/03/29	$23,000	$23,827
State Street Corp. (fixed, converts to FRN on 09/15/20), 5.250%, due 09/15/20[7]	132,000	134,909
(fixed, converts to FRN on 12/15/23), 5.625%, due 12/15/23[7]	165,000	168,211
SunTrust Bank/Atlanta GA 3.200%, due 04/01/24	2,000	2,063
SunTrust Bank/Atlanta GA BKNT (fixed, converts to FRN on 10/26/20), 3.525%, due 10/26/21	182,000	184,365
Synovus Financial Corp. 3.125%, due 11/01/22	78,000	78,097
US Bancorp 2.400%, due 07/30/24	200,000	199,655
US Bancorp MTN 3.100%, due 04/27/26	40,000	40,825
Visa, Inc. 3.150%, due 12/14/25	90,000	93,986
Wells Fargo & Co. 3.000%, due 04/22/26	491,000	495,582
3.000%, due 10/23/26	68,000	68,742
3.069%, due 01/24/23	70,000	71,031
5.375%, due 11/02/43	5,000	6,130
Wells Fargo & Co. MTN 2.625%, due 07/22/22	93,000	93,516
3.000%, due 02/19/25	115,000	117,186
(fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	33,000	33,644
3.300%, due 09/09/24	3,000	3,096
3.550%, due 09/29/25	13,000	13,568
(fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28	97,000	101,114
3.750%, due 01/24/24	462,000	484,315
4.100%, due 06/03/26	65,000	68,753
4.150%, due 01/24/29	17,000	18,576
Wells Fargo Bank N.A. BKNT 2.600%, due 01/15/21	845,000	848,116
		21,458,513
Beverages—0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	665,000	743,970
4.900%, due 02/01/46	10,000	11,372
Anheuser-Busch InBev Finance, Inc. 4.900%, due 02/01/46	2,000	2,254
Anheuser-Busch InBev Worldwide, Inc. 3.750%, due 07/15/42	135,000	131,630
Coca-Cola Co./The 2.200%, due 05/25/22	4,000	4,007
2.875%, due 10/27/25	25,000	25,820
Keurig Dr Pepper, Inc. 3.551%, due 05/25/21	5,000	5,094
	Face amount	Value
Corporate bonds—(continued)
Beverages—(concluded)
Molson Coors Brewing Co. 2.250%, due 03/15/20	$100,000	$99,820
PepsiCo, Inc. 2.375%, due 10/06/26	245,000	244,331
2.850%, due 02/24/26	75,000	77,219
3.500%, due 07/17/25	37,000	39,298
4.450%, due 04/14/46	35,000	41,354
		1,426,169
Biotechnology—0.3%
Amgen, Inc. 2.200%, due 05/11/20	100,000	99,825
2.600%, due 08/19/26	40,000	39,498
4.400%, due 05/01/45	105,000	111,415
4.563%, due 06/15/48	21,000	22,843
4.663%, due 06/15/51	9,000	9,874
4.950%, due 10/01/41	35,000	39,727
Baxalta, Inc. 2.875%, due 06/23/20	131,000	131,393
Celgene Corp. 3.250%, due 08/15/22	70,000	71,784
3.550%, due 08/15/22	30,000	30,987
3.875%, due 08/15/25	101,000	107,482
3.900%, due 02/20/28	45,000	48,338
3.950%, due 10/15/20	11,000	11,188
Gilead Sciences, Inc. 2.950%, due 03/01/27	3,000	3,035
3.250%, due 09/01/22	6,000	6,164
3.500%, due 02/01/25	154,000	161,442
3.650%, due 03/01/26	55,000	58,061
4.500%, due 02/01/45	20,000	21,881
4.800%, due 04/01/44	124,000	140,082
		1,115,019
Chemicals—0.5%
Dow Chemical Co./The 3.000%, due 11/15/22	15,000	15,182
3.150%, due 05/15/24[3]	144,000	147,094
3.625%, due 05/15/26[3]	120,000	124,079
4.375%, due 11/15/42	105,000	106,005
4.550%, due 11/30/25[3]	88,000	95,590
5.550%, due 11/30/48[3]	20,000	23,414
DuPont de Nemours, Inc. 4.493%, due 11/15/25	295,000	322,357
5.419%, due 11/15/48	190,000	230,018
Eastman Chemical Co. 3.500%, due 12/01/21	33,000	33,650
3.800%, due 03/15/25	82,000	85,433
Ecolab, Inc. 2.375%, due 08/10/22	30,000	30,049
3.250%, due 01/14/23	20,000	20,551
RPM International, Inc. 3.750%, due 03/15/27	25,000	25,425
6.125%, due 10/15/19	259,000	260,729
Sherwin-Williams Co./The 4.000%, due 12/15/42	45,000	44,468
		1,564,044

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Commercial services—0.8%
Duke University 4.077%, due 10/01/48	$91,000	$102,638
Equifax, Inc. 2.300%, due 06/01/21	20,000	19,903
Huntington Ingalls Industries, Inc. 3.483%, due 12/01/27	225,000	230,616
5.000%, due 11/15/25[3]	357,000	373,779
IHS Markit Ltd. 4.000%, due 03/01/26[3]	20,000	20,798
Moody's Corp. 4.250%, due 02/01/29[6]	55,000	60,398
Refinitiv US Holdings, Inc. 6.250%, due 05/15/26[3]	360,000	387,000
RELX Capital, Inc. 3.125%, due 10/15/22	15,000	15,276
3.500%, due 03/16/23	505,000	521,492
4.000%, due 03/18/29	20,000	21,340
Republic Services, Inc. 2.900%, due 07/01/26	35,000	35,399
3.375%, due 11/15/27	80,000	83,655
3.550%, due 06/01/22	14,000	14,385
3.950%, due 05/15/28	152,000	165,253
5.500%, due 09/15/19	320,000	321,120
Total System Services, Inc. 3.750%, due 06/01/23	50,000	51,649
3.800%, due 04/01/21	25,000	25,447
Waste Management, Inc. 3.125%, due 03/01/25	60,000	62,212
3.200%, due 06/15/26	26,000	27,054
3.450%, due 06/15/29	33,000	34,729
4.000%, due 07/15/39	84,000	91,580
4.100%, due 03/01/45	5,000	5,482
4.150%, due 07/15/49[6]	135,000	149,097
		2,820,302
Communications equipment—0.2%
Apple, Inc. 3.450%, due 02/09/45	2,000	2,011
3.850%, due 05/04/43	470,000	500,482
QUALCOMM, Inc. 4.800%, due 05/20/45	100,000	113,847
		616,340
Computers—0.2%
HP, Inc. 6.000%, due 09/15/41	25,000	27,771
International Business Machines Corp. 2.500%, due 01/27/22	160,000	160,555
2.900%, due 11/01/21	130,000	131,569
3.300%, due 05/15/26	447,000	464,367
Seagate HDD Cayman 4.750%, due 01/01/25	61,000	61,608
4.875%, due 03/01/24	5,000	5,126
		850,996
	Face amount	Value
Corporate bonds—(continued)
Diversified financial services—1.1%
Air Lease Corp. 3.875%, due 07/03/23	$15,000	$15,567
American Express Co. 2.500%, due 07/30/24	285,000	284,280
3.000%, due 10/30/24	10,000	10,201
3.400%, due 02/22/24	90,000	93,334
3.700%, due 08/03/23	205,000	214,274
American Express Credit Corp. 2.600%, due 09/14/20	75,000	75,254
American Express Credit Corp. MTN 2.250%, due 05/05/21	34,000	33,994
2.375%, due 05/26/20	95,000	95,014
Capital One Financial Corp. 2.500%, due 05/12/20	270,000	269,993
Charles Schwab Corp./The 3.200%, due 01/25/28	25,000	25,823
3.250%, due 05/22/29	33,000	34,266
(fixed, converts to FRN on 03/01/22), 4.625%, due 03/01/22[6,7]	190,000	190,475
CME Group, Inc. 3.750%, due 06/15/28	20,000	21,931
Fidelity National Information Services, Inc. 3.000%, due 08/15/26	95,000	96,376
3.750%, due 05/21/29[6]	64,000	67,648
Fiserv, Inc. 2.750%, due 07/01/24	83,000	83,427
3.200%, due 07/01/26	120,000	122,673
3.500%, due 07/01/29	10,000	10,256
3.850%, due 06/01/25	51,000	54,115
4.200%, due 10/01/28	195,000	212,984
GE Capital International Funding Co. 4.418%, due 11/15/35	328,000	331,090
Intercontinental Exchange, Inc. 3.750%, due 09/21/28	25,000	26,971
4.250%, due 09/21/48	110,000	125,231
Mastercard, Inc. 2.950%, due 11/21/26	25,000	25,929
2.950%, due 06/01/29	200,000	205,803
3.650%, due 06/01/49	45,000	47,913
Nuveen LLC 4.000%, due 11/01/28[3]	30,000	32,983
ORIX Corp. 2.900%, due 07/18/22	482,000	488,499
Synchrony Financial 2.700%, due 02/03/20	405,000	404,974
Visa, Inc. 4.150%, due 12/14/35	114,000	132,869
		3,834,147
Electric utilities—1.2%
AEP Texas, Inc. 2.400%, due 10/01/22	90,000	89,883
4.150%, due 05/01/49	100,000	110,776
AEP Transmission Co. LLC 3.750%, due 12/01/47	112,000	116,861
4.250%, due 09/15/48	140,000	158,754

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Electric utilities—(continued)
Alabama Power Co. 3.750%, due 03/01/45	$3,000	$3,132
3.850%, due 12/01/42	60,000	62,611
4.150%, due 08/15/44	124,000	136,124
4.300%, due 07/15/48	65,000	73,400
5.200%, due 06/01/41	35,000	41,391
Alliant Energy Finance LLC 3.750%, due 06/15/23[3]	40,000	41,488
Ameren Illinois Co. 3.800%, due 05/15/28	50,000	54,099
Baltimore Gas & Electric Co. 3.500%, due 08/15/46	10,000	9,904
3.750%, due 08/15/47	236,000	245,962
Berkshire Hathaway Energy Co. 3.250%, due 04/15/28	30,000	31,155
Black Hills Corp. 3.150%, due 01/15/27	27,000	26,963
4.350%, due 05/01/33	83,000	91,851
CenterPoint Energy Houston Electric LLC 3.550%, due 08/01/42	60,000	60,745
Consumers Energy Co. 3.750%, due 02/15/50	98,000	104,893
3.800%, due 11/15/28	47,000	51,571
3.950%, due 05/15/43	35,000	38,187
Dayton Power & Light Co./The 3.950%, due 06/15/49[3]	112,000	117,406
Dominion Energy, Inc. 2.579%, due 07/01/20[8]	60,000	60,025
DPL, Inc. 4.350%, due 04/15/29[3]	263,000	256,942
DTE Electric Co. 3.700%, due 03/15/45	25,000	26,186
3.750%, due 08/15/47	120,000	128,068
4.300%, due 07/01/44	20,000	22,777
DTE Energy Co. 3.300%, due 06/15/22	150,000	152,902
Duke Energy Carolinas LLC 2.950%, due 12/01/26	5,000	5,122
3.700%, due 12/01/47	105,000	108,864
3.875%, due 03/15/46	40,000	42,577
3.950%, due 11/15/28	20,000	22,060
3.950%, due 03/15/48	60,000	64,977
Duke Energy Florida LLC 2.100%, due 12/15/19	11,250	11,239
3.400%, due 10/01/46	77,000	75,881
3.800%, due 07/15/28	320,000	347,557
4.200%, due 07/15/48	5,000	5,612
Duke Energy Ohio, Inc. 3.650%, due 02/01/29	130,000	139,875
3.700%, due 06/15/46	75,000	77,390
Duke Energy Progress LLC 3.000%, due 09/15/21	50,000	50,717
3.700%, due 09/01/28	95,000	102,825
4.100%, due 05/15/42	166,000	182,148
4.100%, due 03/15/43	50,000	54,558
4.200%, due 08/15/45	55,000	61,747
	Face amount	Value
Corporate bonds—(continued)
Electric utilities—(concluded)
Indiana Michigan Power Co. 4.250%, due 08/15/48	$24,000	$26,767
4.550%, due 03/15/46	5,000	5,767
PECO Energy Co. 3.900%, due 03/01/48	30,000	32,546
Public Service Electric & Gas Co. MTN 3.200%, due 05/15/29	2,000	2,098
3.650%, due 09/01/28	100,000	108,013
3.850%, due 05/01/49	30,000	32,424
Southwestern Electric Power Co. 4.100%, due 09/15/28	90,000	98,402
Southwestern Public Service Co. 3.750%, due 06/15/49	23,000	23,879
		3,997,101
Electric-integrated—1.6%
3M Co. MTN 3.375%, due 03/01/29	120,000	126,830
Agilent Technologies, Inc. 3.050%, due 09/22/26	2,000	2,025
3.200%, due 10/01/22	150,000	152,391
CMS Energy Corp. 3.000%, due 05/15/26	22,000	22,196
Commonwealth Edison Co. 4.600%, due 08/15/43	15,000	17,702
Eaton Corp. 2.750%, due 11/02/22	16,000	16,142
Entergy Corp. 4.000%, due 07/15/22	169,000	176,016
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	9,000	10,292
Entergy Texas, Inc. 2.550%, due 06/01/21	45,000	44,784
Eversource Energy 2.900%, due 10/01/24	93,000	94,582
Exelon Corp. 2.450%, due 04/15/21	5,000	4,991
2.850%, due 06/15/20	70,000	70,195
5.625%, due 06/15/35	60,000	73,296
FirstEnergy Transmission LLC 4.350%, due 01/15/25[3]	59,000	63,392
4.550%, due 04/01/49[3]	125,000	139,882
5.450%, due 07/15/44[3]	60,000	72,200
Florida Power & Light Co. 3 mo. USD LIBOR + 0.400%, 2.965%, due 05/06/22[4]	790,000	790,298
3.125%, due 12/01/25	85,000	88,958
3.250%, due 06/01/24	6,000	6,246
3.700%, due 12/01/47	78,000	82,689
3.800%, due 12/15/42	30,000	32,072
3.950%, due 03/01/48	68,000	75,141
4.050%, due 06/01/42	91,000	100,948
5.690%, due 03/01/40	20,000	26,590
General Electric Co. MTN 5.875%, due 01/14/38	35,000	40,965
ITC Holdings Corp. 2.700%, due 11/15/22	80,000	80,267

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Electric-integrated—(concluded)
Kansas City Power & Light Co., Series 2019, 4.125%, due 04/01/49	$25,000	$27,910
MidAmerican Energy Co. 3.100%, due 05/01/27	95,000	98,289
3.650%, due 04/15/29	29,000	31,555
Northern States Power Co. 3.400%, due 08/15/42	170,000	171,597
3.600%, due 09/15/47	20,000	20,801
NRG Energy, Inc. 3.750%, due 06/15/24[3,6]	15,000	15,357
4.450%, due 06/15/29[3]	45,000	46,416
NSTAR Electric Co. 3.200%, due 05/15/27	55,000	56,797
Ohio Power Co. 4.000%, due 06/01/49	35,000	38,449
4.150%, due 04/01/48	40,000	44,690
6.600%, due 02/15/33	60,000	81,217
Oncor Electric Delivery Co. LLC 3.700%, due 11/15/28[3]	135,000	145,758
3.700%, due 11/15/28	125,000	134,961
3.800%, due 09/30/47	48,000	51,316
3.800%, due 06/01/49[3]	17,000	18,297
4.100%, due 11/15/48	15,000	16,975
PacifiCorp 4.125%, due 01/15/49	65,000	72,948
4.150%, due 02/15/50	7,000	7,884
5.750%, due 04/01/37	59,000	76,090
6.000%, due 01/15/39	49,000	66,159
6.350%, due 07/15/38	30,000	41,326
Southern Power Co. 2.375%, due 06/01/20	190,000	189,868
Tampa Electric Co. 2.600%, due 09/15/22	40,000	40,083
4.300%, due 06/15/48	75,000	83,814
4.450%, due 06/15/49	48,000	55,043
Trimble, Inc. 4.150%, due 06/15/23	76,000	79,157
Tyco Electronics Group SA 3.450%, due 08/01/24	30,000	31,031
Union Electric Co. 3.500%, due 03/15/29	90,000	96,022
Virginia Electric & Power Co. 2.750%, due 03/15/23	260,000	263,492
3.100%, due 05/15/25	185,000	190,215
3.150%, due 01/15/26	28,000	29,022
3.500%, due 03/15/27	122,000	128,911
3.800%, due 09/15/47	214,000	223,929
4.000%, due 01/15/43	20,000	21,401
Vistra Operations Co. LLC 4.300%, due 07/15/29[3]	197,000	198,176
WEC Energy Group, Inc. 2.450%, due 06/15/20	170,000	169,881
3.375%, due 06/15/21	61,000	62,044
Wisconsin Power & Light Co. 3.050%, due 10/15/27	76,000	77,906
		5,615,877
	Face amount	Value
Corporate bonds—(continued)
Electronic equipment & instruments—0.0%†
Corning, Inc. 3.700%, due 11/15/23	$20,000	$20,783
4.375%, due 11/15/57	25,000	24,888
5.350%, due 11/15/48	5,000	6,224
		51,895
Energy-integrated—0.0%†
Florida Power & Light Co. 5.250%, due 02/01/41	5,000	6,313
Finance-captive automotive—1.2%
American Tower Corp. 3.800%, due 08/15/29	2,000	2,075
Ares Capital Corp. 4.250%, due 03/01/25	330,000	337,821
Daimler Finance North America LLC 3.400%, due 02/22/22[3]	150,000	152,890
Ford Motor Credit Co. LLC 3.336%, due 03/18/21	200,000	201,052
5.085%, due 01/07/21	660,000	679,611
General Motors Financial Co., Inc. 3.150%, due 06/30/22	35,000	35,231
3.200%, due 07/13/20	569,000	571,493
4.000%, due 01/15/25	68,000	69,255
4.200%, due 03/01/21	18,000	18,386
4.350%, due 04/09/25	10,000	10,357
4.350%, due 01/17/27	242,000	247,905
4.375%, due 09/25/21	145,000	149,720
Hyundai Capital America 3.000%, due 10/30/20[3]	285,000	285,738
3.950%, due 02/01/22[3]	290,000	296,932
Hyundai Capital Services, Inc. 3.000%, due 08/29/22[3]	200,000	200,937
3.750%, due 03/05/23[3,6]	350,000	359,756
Toyota Motor Corp. 2.157%, due 07/02/22	20,000	19,956
Toyota Motor Credit Corp. GMTN 3.450%, due 09/20/23	40,000	41,810
Toyota Motor Credit Corp. MTN 3.200%, due 01/11/27	112,000	117,125
Volkswagen Group of America Finance LLC 2.400%, due 05/22/20[3]	270,000	269,748
Volkswagen International Finance N.V. 4.000%, due 08/12/20[3,6]	235,000	238,678
		4,306,476
Food products—0.1%
Conagra Brands, Inc. 3.800%, due 10/22/21	14,000	14,385
Seven & I Holdings Co. Ltd. 3.350%, due 09/17/21[3]	230,000	234,118
Sysco Corp. 2.600%, due 10/01/20	78,000	78,174
3.550%, due 03/15/25	65,000	67,996
Tyson Foods, Inc. 3.900%, due 09/28/23	25,000	26,226

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Food products—(concluded)
4.000%, due 03/01/26	$5,000	$5,324
4.550%, due 06/02/47	54,000	57,020
5.100%, due 09/28/48[6]	17,000	19,386
		502,629
Health care equipment & supplies—0.4%
Abbott Laboratories 2.950%, due 03/15/25	322,000	329,709
3.400%, due 11/30/23	95,000	98,849
3.750%, due 11/30/26	55,000	59,242
4.750%, due 04/15/43	20,000	23,860
Baxter International, Inc. 1.700%, due 08/15/21	190,000	187,175
Becton Dickinson and Co. 2.675%, due 12/15/19	48,000	48,014
Medtronic, Inc. 4.375%, due 03/15/35	104,000	121,403
Thermo Fisher Scientific, Inc. 2.950%, due 09/19/26	80,000	80,936
3.000%, due 04/15/23	515,000	525,650
3.150%, due 01/15/23	10,000	10,231
3.200%, due 08/15/27	35,000	35,919
		1,520,988
Healthcare-services—0.5%
Aetna, Inc. 2.800%, due 06/15/23	30,000	30,061
3.500%, due 11/15/24	16,000	16,467
4.125%, due 11/15/42	15,000	14,399
4.500%, due 05/15/42	45,000	45,775
Anthem, Inc. 3.500%, due 08/15/24	23,000	23,816
Cigna Corp. 3.750%, due 07/15/23[3]	12,000	12,468
Cigna Holding Co. 3.050%, due 10/15/27	5,000	4,977
3.250%, due 04/15/25	71,000	72,189
HCA, Inc. 4.125%, due 06/15/29	172,000	176,192
4.500%, due 02/15/27	101,000	107,318
4.750%, due 05/01/23	172,000	183,648
5.000%, due 03/15/24	174,000	188,848
5.250%, due 06/15/26	292,000	324,084
5.875%, due 02/01/29	25,000	27,906
UnitedHealth Group, Inc. 3.100%, due 03/15/26	118,000	121,966
3.700%, due 12/15/25	55,000	58,617
3.750%, due 07/15/25	10,000	10,678
4.250%, due 06/15/48	35,000	38,539
4.450%, due 12/15/48	90,000	101,820
4.625%, due 07/15/35	5,000	5,859
4.750%, due 07/15/45	166,000	194,854
5.950%, due 02/15/41	3,000	3,966
		1,764,447
	Face amount	Value
Corporate bonds—(continued)
Hotels, restaurants & leisure—0.2%
McDonald's Corp. MTN 2.750%, due 12/09/20	$25,000	$25,150
3.375%, due 05/26/25	20,000	20,885
3.625%, due 05/01/43	20,000	19,487
3.700%, due 01/30/26	45,000	48,012
4.875%, due 12/09/45	280,000	323,296
6.300%, due 03/01/38	15,000	19,810
Starbucks Corp. 3.550%, due 08/15/29	15,000	15,781
3.750%, due 12/01/47	23,000	22,669
3.800%, due 08/15/25	20,000	21,268
4.450%, due 08/15/49	31,000	33,975
		550,333
Industrial conglomerates—0.1%
Ingersoll-Rand Luxembourg Finance SA 3.500%, due 03/21/26	115,000	119,123
Owens Corning 3.950%, due 08/15/29[2]	40,000	39,927
4.300%, due 07/15/47	6,000	5,164
Vinci SA 3.750%, due 04/10/29[3]	200,000	215,577
		379,791
Insurance—0.6%
Aon Corp. 3.750%, due 05/02/29	49,000	51,464
Aon PLC 4.000%, due 11/27/23	3,000	3,163
4.450%, due 05/24/43	64,000	67,063
4.600%, due 06/14/44	46,000	50,936
4.750%, due 05/15/45	95,000	108,627
AXA Equitable Holdings, Inc. 3.900%, due 04/20/23	218,000	226,654
Berkshire Hathaway, Inc. 3.125%, due 03/15/26	28,000	28,951
Brighthouse Financial, Inc. 4.700%, due 06/22/47	35,000	30,194
Hartford Financial Services Group, Inc./The 4.300%, due 04/15/43	30,000	31,789
Loews Corp. 3.750%, due 04/01/26	38,000	40,128
Marsh & McLennan Cos., Inc. 3.500%, due 12/29/20	75,000	76,120
3.500%, due 06/03/24	260,000	270,706
3.875%, due 03/15/24	60,000	63,563
4.200%, due 03/01/48	87,000	94,605
4.350%, due 01/30/47	73,000	80,856
4.375%, due 03/15/29	30,000	33,406
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[3]	17,000	18,528
4.900%, due 09/15/44[3]	13,000	15,355
Travelers Cos., Inc./The 3.750%, due 05/15/46	60,000	63,870
4.100%, due 03/04/49	10,000	11,252

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Insurance—(concluded)
Trinity Acquisition PLC 3.500%, due 09/15/21	$220,000	$223,640
4.400%, due 03/15/26	55,000	59,193
4.625%, due 08/15/23	30,000	31,935
Willis North America, Inc. 4.500%, due 09/15/28	200,000	217,017
		1,899,015
Machinery—0.2%
CNH Industrial N.V. MTN 3.850%, due 11/15/27	30,000	30,479
Kennametal, Inc. 4.625%, due 06/15/28	3,000	3,143
Nvent Finance SARL 3.950%, due 04/15/23	465,000	470,271
		503,893
Media—1.4%
CBS Corp. 3.375%, due 03/01/22	34,000	34,723
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.200%, due 03/15/28	3,000	3,107
4.500%, due 02/01/24	89,000	94,485
4.908%, due 07/23/25[6]	15,000	16,179
5.050%, due 03/30/29	105,000	115,277
5.375%, due 05/01/47	35,000	36,745
6.384%, due 10/23/35	229,000	270,352
6.484%, due 10/23/45	250,000	294,009
Comcast Corp. 2.350%, due 01/15/27	25,000	24,422
3.150%, due 03/01/26	30,000	31,052
3.200%, due 07/15/36	145,000	143,351
3.300%, due 10/01/20	363,000	367,359
3.400%, due 07/15/46	374,000	360,691
4.150%, due 10/15/28	150,000	165,328
4.600%, due 10/15/38	20,000	22,964
4.700%, due 10/15/48	30,000	35,196
4.950%, due 10/15/58	54,000	65,397
6.450%, due 03/15/37	6,000	8,126
6.550%, due 07/01/39	32,000	44,597
Cox Communications, Inc. 3.150%, due 08/15/24[3]	215,000	218,933
3.250%, due 12/15/22[3]	60,000	61,266
3.350%, due 09/15/26[3]	9,000	9,132
4.700%, due 12/15/42[3]	3,000	3,051
4.800%, due 02/01/35[3,6]	4,000	4,111
Discovery Communications LLC 2.200%, due 09/20/19	55,000	54,969
5.000%, due 09/20/37	150,000	158,887
Fox Corp. 4.030%, due 01/25/24[3]	65,000	68,858
5.476%, due 01/25/39[3]	55,000	65,134
Historic TW, Inc. 6.625%, due 05/15/29	40,000	48,913
	Face amount	Value
Corporate bonds—(continued)
Media—(concluded)
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[3,7]	$1,140,000	$1,171,350
NBCUniversal Media LLC 4.450%, due 01/15/43	2,000	2,216
5.150%, due 04/30/20	25,000	25,520
5.950%, due 04/01/41	240,000	318,274
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	55,000	64,861
TWDC Enterprises 18 Corp. MTN 3.700%, due 12/01/42	38,000	40,430
Viacom, Inc. 4.375%, due 03/15/43	70,000	69,159
Walt Disney Co./The 6.150%, due 03/01/37[3]	90,000	122,850
6.150%, due 02/15/41[3]	5,000	6,978
6.200%, due 12/15/34[3]	47,000	64,224
6.400%, due 12/15/35[3]	43,000	59,826
6.650%, due 11/15/37[3]	30,000	43,111
Warner Media LLC 7.625%, due 04/15/31	55,000	73,142
		4,888,555
Metals & mining—0.2%
Anglo American Capital PLC 3.625%, due 09/11/24[3]	210,000	214,548
4.750%, due 04/10/27[3,6]	200,000	212,047
ArcelorMittal 4.550%, due 03/11/26[6]	65,000	68,121
Newmont Goldcorp Corp. 4.875%, due 03/15/42	50,000	56,679
Nucor Corp. 3.950%, due 05/01/28	70,000	76,216
Teck Resources Ltd. 6.125%, due 10/01/35	9,000	10,292
6.250%, due 07/15/41	32,000	36,147
		674,050
Oil & gas—1.3%
Anadarko Petroleum Corp. 7.730%, due 09/15/96	170,000	226,106
BP Capital Markets America, Inc. 3.119%, due 05/04/26	67,000	68,909
3.410%, due 02/11/26	150,000	157,063
3.796%, due 09/21/25	5,000	5,330
3.937%, due 09/21/28	2,000	2,173
4.234%, due 11/06/28	70,000	77,714
Cimarex Energy Co. 4.375%, due 06/01/24	420,000	442,855
4.375%, due 03/15/29[6]	5,000	5,221
Concho Resources, Inc. 3.750%, due 10/01/27	90,000	92,726
Continental Resources, Inc. 4.500%, due 04/15/23	66,000	68,912
Devon Energy Corp. 5.850%, due 12/15/25	160,000	188,870

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Diamondback Energy, Inc. 4.750%, due 11/01/24	$380,000	$390,336
5.375%, due 05/31/25	237,000	248,850
Ecopetrol SA 4.125%, due 01/16/25	195,000	202,373
EOG Resources, Inc. 3.900%, due 04/01/35	135,000	145,509
4.150%, due 01/15/26	90,000	98,305
Marathon Oil Corp. 2.700%, due 06/01/20	270,000	270,210
Marathon Petroleum Corp. 4.750%, due 12/15/23	20,000	21,673
6.500%, due 03/01/41	60,000	75,120
Petroleos Mexicanos 5.625%, due 01/23/46	275,000	224,297
6.500%, due 03/13/27	595,000	591,722
Shell International Finance BV 2.500%, due 09/12/26	79,000	79,057
3.250%, due 05/11/25	364,000	380,685
3.625%, due 08/21/42	14,000	14,424
4.000%, due 05/10/46	4,000	4,425
4.125%, due 05/11/35	63,000	70,906
4.375%, due 05/11/45	6,000	6,964
4.550%, due 08/12/43	5,000	5,893
5.500%, due 03/25/40	10,000	13,077
6.375%, due 12/15/38	25,000	35,796
Suncor Energy, Inc. 6.500%, due 06/15/38	65,000	88,428
6.800%, due 05/15/38	10,000	13,895
9.250%, due 10/15/21	30,000	34,153
		4,351,977
Paper & forest products—0.1%
Georgia-Pacific LLC 3.600%, due 03/01/25[3]	100,000	105,195
3.734%, due 07/15/23[3]	160,000	167,338
5.400%, due 11/01/20[3]	32,000	33,175
International Paper Co. 4.350%, due 08/15/48	85,000	84,215
7.300%, due 11/15/39	10,000	13,165
		403,088
Pharmaceuticals—1.7%
AbbVie, Inc. 2.300%, due 05/14/21	155,000	154,810
2.900%, due 11/06/22	8,000	8,074
3.200%, due 11/06/22	3,000	3,051
3.375%, due 11/14/21	33,000	33,677
4.450%, due 05/14/46	25,000	24,882
4.500%, due 05/14/35	255,000	266,155
Allergan Finance LLC 4.625%, due 10/01/42	6,000	6,054
Allergan Funding SCS 3.450%, due 03/15/22	110,000	112,116
3.850%, due 06/15/24	84,000	87,439
4.550%, due 03/15/35	224,000	231,601
	Face amount	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Allergan Sales LLC 4.875%, due 02/15/21[3]	$12,000	$12,334
5.000%, due 12/15/21[3]	276,000	289,538
AstraZeneca PLC 2.375%, due 06/12/22	17,000	17,047
Bausch Health Cos., Inc. 7.000%, due 03/15/24[3]	630,000	664,650
Bayer US Finance II LLC 3.375%, due 07/15/24[3]	21,000	21,238
3.950%, due 04/15/45[3]	50,000	43,669
4.400%, due 07/15/44[3]	5,000	4,688
Bayer US Finance LLC 3.375%, due 10/08/24[3]	200,000	202,062
Bristol-Myers Squibb Co. 3.200%, due 06/15/26[3]	212,000	219,503
4.125%, due 06/15/39[3]	90,000	98,146
Cardinal Health, Inc. 4.625%, due 12/15/20	20,000	20,553
CVS Health Corp. 2.250%, due 08/12/19	170,000	169,988
3.350%, due 03/09/21	110,000	111,455
3.700%, due 03/09/23	605,000	624,786
4.300%, due 03/25/28	330,000	350,270
4.780%, due 03/25/38	5,000	5,296
5.050%, due 03/25/48	33,000	35,866
5.125%, due 07/20/45	97,000	105,251
Eli Lilly & Co. 3.700%, due 03/01/45	8,000	8,347
3.875%, due 03/15/39	31,000	33,925
4.150%, due 03/15/59	47,000	51,641
Johnson & Johnson 2.900%, due 01/15/28	92,000	95,195
2.950%, due 03/03/27	65,000	67,530
Merck & Co., Inc. 3.700%, due 02/10/45	12,000	12,759
Mylan, Inc. 5.200%, due 04/15/48	65,000	66,421
Novartis Capital Corp. 3.000%, due 11/20/25	3,000	3,100
Pfizer, Inc. 4.100%, due 09/15/38	18,000	19,968
4.400%, due 05/15/44	35,000	40,346
Shire Acquisitions Investments Ireland DAC 1.900%, due 09/23/19	640,000	639,487
3.200%, due 09/23/26	163,000	165,700
Takeda Pharmaceutical Co. Ltd. 3.800%, due 11/26/20[3]	200,000	203,378
5.000%, due 11/26/28[3]	400,000	460,070
Teva Pharmaceutical Finance Netherlands III BV 2.200%, due 07/21/21	151,000	142,317
Wyeth LLC 5.950%, due 04/01/37	20,000	26,838
		5,961,221

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Pipelines—2.9%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 4.250%, due 12/01/27	$34,000	$35,597
5.250%, due 01/15/25	979,000	1,035,435
Boardwalk Pipelines LP 4.800%, due 05/03/29	30,000	31,455
Buckeye Partners LP 4.875%, due 02/01/21	69,000	70,314
Cheniere Corpus Christi Holdings LLC 7.000%, due 06/30/24	370,000	420,882
Cheniere Energy Partners LP 5.250%, due 10/01/25	360,000	373,057
5.625%, due 10/01/26[6]	430,000	454,725
Enbridge, Inc. (fixed, converts to FRN on 07/15/27), 5.500%, due 07/15/77	135,000	133,903
Energy Transfer Operating LP 4.200%, due 04/15/27	5,000	5,212
4.750%, due 01/15/26	138,000	148,778
4.950%, due 06/15/28	10,000	10,918
5.150%, due 03/15/45	25,000	25,875
5.500%, due 06/01/27	154,000	172,585
5.875%, due 01/15/24	27,000	29,974
6.050%, due 06/01/41	65,000	72,927
6.500%, due 02/01/42	115,000	136,117
6.625%, due 10/15/36	30,000	35,042
7.500%, due 10/15/20	457,000	482,695
Enterprise Products Operating LLC 4.450%, due 02/15/43	235,000	245,980
4.850%, due 03/15/44	1,000	1,103
5.100%, due 02/15/45	24,000	27,513
(fixed, converts to FRN on 08/16/27), 5.250%, due 08/16/77	205,000	202,327
EQM Midstream Partners LP 6.500%, due 07/15/48	25,000	24,508
Kinder Morgan Energy Partners LP 4.250%, due 09/01/24	55,000	58,509
5.000%, due 08/15/42	20,000	21,372
5.000%, due 03/01/43	179,000	191,087
Kinder Morgan, Inc. 3.050%, due 12/01/19	270,000	270,278
5.550%, due 06/01/45	59,000	68,273
MPLX LP 4.000%, due 02/15/25	41,000	42,879
4.125%, due 03/01/27	360,000	375,099
4.875%, due 12/01/24	200,000	217,845
5.200%, due 03/01/47	12,000	12,857
5.500%, due 02/15/49	13,000	14,502
NGPL PipeCo LLC 4.375%, due 08/15/22[3]	523,000	543,109
Northern Natural Gas Co. 4.300%, due 01/15/49[3]	190,000	207,447
Northwest Pipeline LLC 4.000%, due 04/01/27	265,000	277,912
Plains All American Pipeline LP/PAA Finance Corp. 3.650%, due 06/01/22	6,000	6,133
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	286,000	311,821
	Face amount	Value
Corporate bonds—(continued)
Pipelines—(concluded)
5.625%, due 04/15/23[8]	$169,000	$183,683
5.625%, due 03/01/25	363,000	403,689
5.875%, due 06/30/26	15,000	17,076
Spectra Energy Partners LP 4.500%, due 03/15/45	15,000	15,760
Sunoco Logistics Partners Operations LP 4.250%, due 04/01/24	2,000	2,101
5.300%, due 04/01/44	169,000	174,232
6.100%, due 02/15/42	20,000	22,473
Texas Eastern Transmission LP 2.800%, due 10/15/22[3]	45,000	44,883
3.500%, due 01/15/28[3]	125,000	128,348
4.150%, due 01/15/48[3]	262,000	266,071
TransCanada PipeLines Ltd. 2.500%, due 08/01/22	76,000	75,844
4.250%, due 05/15/28	79,000	85,410
4.625%, due 03/01/34	27,000	30,034
4.750%, due 05/15/38	5,000	5,526
4.875%, due 01/15/26	175,000	194,837
5.850%, due 03/15/36	31,000	37,350
6.100%, due 06/01/40[6]	111,000	138,726
Transcontinental Gas Pipe Line Co. LLC 4.000%, due 03/15/28	268,000	284,373
4.600%, due 03/15/48	90,000	95,919
7.850%, due 02/01/26	338,000	431,007
Western Midstream Operating LP 4.000%, due 07/01/22	180,000	183,273
Williams Cos., Inc./The 3.900%, due 01/15/25	155,000	161,896
5.100%, due 09/15/45	10,000	10,889
5.400%, due 03/04/44	4,000	4,423
6.300%, due 04/15/40	4,000	4,887
7.500%, due 01/15/31	40,000	51,895
7.875%, due 09/01/21	280,000	309,227
8.750%, due 03/15/32	1,000	1,427
		10,161,304
Real estate investment trusts—0.5%
American Tower Corp. 3.950%, due 03/15/29	100,000	105,412
Crown Castle International Corp. 3.650%, due 09/01/27	45,000	46,591
4.000%, due 03/01/27	6,000	6,369
4.875%, due 04/15/22	18,000	19,071
5.200%, due 02/15/49	20,000	23,628
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	795,000	809,867
5.250%, due 06/01/25	190,000	204,079
5.375%, due 04/15/26	2,000	2,176
5.750%, due 06/01/28	35,000	39,196
Northwest Florida Timber Finance LLC 4.750%, due 03/04/29[3]	200,000	202,182
Realty Income Corp. 3.000%, due 01/15/27	45,000	45,596
4.125%, due 10/15/26	40,000	43,545
		1,547,712

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Retail—0.6%
Amazon.com, Inc. 2.400%, due 02/22/23	$2,000	$2,014
3.875%, due 08/22/37	39,000	43,167
4.950%, due 12/05/44	10,000	12,707
Dollar General Corp. 4.125%, due 05/01/28	5,000	5,366
eBay, Inc. 4.000%, due 07/15/42	30,000	28,612
Expedia Group, Inc. 4.500%, due 08/15/24	50,000	53,467
Home Depot, Inc./The 2.950%, due 06/15/29	85,000	86,954
3.000%, due 04/01/26	100,000	103,376
3.900%, due 12/06/28	56,000	61,941
3.900%, due 06/15/47	7,000	7,607
5.875%, due 12/16/36	17,000	22,904
5.950%, due 04/01/41	115,000	157,155
Lowe's Cos., Inc. 2.500%, due 04/15/26	40,000	39,551
3.650%, due 04/05/29	19,000	19,927
3.700%, due 04/15/46	105,000	99,828
4.050%, due 05/03/47	12,000	12,040
4.250%, due 09/15/44	2,000	2,055
Tencent Holdings Ltd. 2.985%, due 01/19/23[3]	200,000	201,968
3.595%, due 01/19/28[3]	390,000	401,130
Walgreen Co. 4.400%, due 09/15/42	35,000	33,935
Walgreens Boots Alliance, Inc. 3.450%, due 06/01/26	90,000	91,781
4.800%, due 11/18/44	123,000	125,789
Walmart, Inc. 3.250%, due 07/08/29	372,000	395,632
3.550%, due 06/26/25	5,000	5,326
4.000%, due 04/11/43	60,000	67,009
4.300%, due 04/22/44	53,000	61,874
		2,143,115
Semiconductor equipment & products—1.0%
Analog Devices, Inc. 2.850%, due 03/12/20	80,000	80,184
3.500%, due 12/05/26	65,000	67,031
3.900%, due 12/15/25	87,000	92,200
4.500%, due 12/05/36	58,000	60,665
5.300%, due 12/15/45	10,000	11,911
Applied Materials, Inc. 3.300%, due 04/01/27	225,000	235,310
4.350%, due 04/01/47[6]	146,000	166,890
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.500%, due 01/15/28	30,000	28,237
3.875%, due 01/15/27	396,000	386,539
Broadcom, Inc. 3.125%, due 04/15/21[3]	355,000	357,022
3.125%, due 10/15/22[3]	152,000	152,592
4.250%, due 04/15/26[3]	35,000	35,269
	Face amount	Value
Corporate bonds—(continued)
Semiconductor equipment & products—(concluded)
Intel Corp. 2.700%, due 12/15/22[6]	$19,000	$19,306
4.100%, due 05/19/46	10,000	11,080
4.900%, due 07/29/45	5,000	6,190
KLA Corp. 4.100%, due 03/15/29	275,000	295,714
5.000%, due 03/15/49[6]	85,000	97,202
Lam Research Corp. 2.750%, due 03/15/20	125,000	125,187
2.800%, due 06/15/21	67,000	67,498
3.750%, due 03/15/26	120,000	126,865
4.875%, due 03/15/49[6]	75,000	85,255
NVIDIA Corp. 3.200%, due 09/16/26	303,000	312,614
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[3]	348,000	355,974
4.625%, due 06/01/23[3]	260,000	274,558
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26[3,6]	24,000	24,641
4.300%, due 06/18/29[3]	84,000	86,899
Texas Instruments, Inc. 4.150%, due 05/15/48	25,000	28,950
		3,591,783
Software & services—0.6%
Activision Blizzard, Inc. 3.400%, due 09/15/26	345,000	355,342
3.400%, due 06/15/27[6]	230,000	235,338
Autodesk, Inc. 3.500%, due 06/15/27	56,000	56,916
Electronic Arts, Inc. 4.800%, due 03/01/26	155,000	173,373
Microsoft Corp. 2.400%, due 08/08/26	30,000	30,091
3.300%, due 02/06/27	75,000	79,242
3.500%, due 02/12/35	298,000	318,340
3.700%, due 08/08/46	198,000	214,446
3.750%, due 05/01/43	88,000	94,714
3.750%, due 02/12/45	19,000	20,546
4.000%, due 02/12/55	7,000	7,832
4.200%, due 11/03/35	24,000	27,589
4.250%, due 02/06/47	2,000	2,357
Oracle Corp. 1.900%, due 09/15/21	29,000	28,791
3.400%, due 07/08/24	45,000	47,074
3.800%, due 11/15/37	115,000	122,558
3.900%, due 05/15/35	255,000	275,340
4.000%, due 07/15/46	96,000	102,345
		2,192,234
Special purpose entity—0.1%
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23	420,000	437,710

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(continued)
Technology, hardware & equipment—0.1%
Dell International LLC/EMC Corp. 8.350%, due 07/15/46[3]	$15,000	$19,113
Pitney Bowes, Inc. 3.875%, due 09/15/20[8]	360,000	358,650
		377,763
Telecommunications—2.1%
AT&T Corp. 8.750%, due 11/15/31[8]	50,000	70,358
AT&T, Inc. 3.400%, due 06/15/22[8]	213,000	218,590
3.800%, due 02/15/27	200,000	208,499
3.875%, due 01/15/26	38,000	39,937
4.000%, due 01/15/22	23,000	23,861
4.100%, due 02/15/28	7,000	7,439
4.300%, due 02/15/30	596,000	640,700
4.350%, due 03/01/29[6]	43,000	46,451
4.350%, due 06/15/45[6]	297,000	298,243
4.500%, due 05/15/35	173,000	183,767
4.800%, due 06/15/44	40,000	42,207
4.850%, due 03/01/39	17,000	18,536
4.850%, due 07/15/45[6]	12,000	12,858
4.900%, due 08/15/37	40,000	43,640
5.150%, due 03/15/42	2,000	2,219
5.150%, due 11/15/46	45,000	49,816
5.350%, due 09/01/40	5,000	5,640
5.450%, due 03/01/47	14,000	16,175
5.550%, due 08/15/41	5,000	5,779
6.000%, due 08/15/40	30,000	36,116
BellSouth LLC 4.266%, due 04/26/20[3,8]	910,000	920,538
Crown Castle International Corp. 2.250%, due 09/01/21	20,000	19,877
3.400%, due 02/15/21	15,000	15,178
3.700%, due 06/15/26	20,000	20,901
5.250%, due 01/15/23	80,000	86,740
Deutsche Telekom International Finance BV 1.950%, due 09/19/21[3]	178,000	176,058
Juniper Networks, Inc. 4.350%, due 06/15/25	25,000	26,615
Motorola Solutions, Inc. 4.000%, due 09/01/24	40,000	41,567
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360%, due 09/20/21[3,8]	1,617,188	1,624,465
VeriSign, Inc. 4.625%, due 05/01/23	292,000	295,364
Verizon Communications, Inc. 4.125%, due 03/16/27	456,000	497,090
4.272%, due 01/15/36	741,000	806,337
4.400%, due 11/01/34	39,000	43,333
4.500%, due 08/10/33	231,000	261,145
5.250%, due 03/16/37	15,000	18,074
Vodafone Group PLC 3.750%, due 01/16/24	70,000	73,053
4.125%, due 05/30/25	125,000	133,079
	Face amount	Value
Corporate bonds—(continued)
Telecommunications—(concluded)
5.125%, due 06/19/59	$5,000	$5,509
5.250%, due 05/30/48	236,000	265,359
6.150%, due 02/27/37	2,000	2,451
		7,303,564
Tobacco—0.7%
Altria Group, Inc. 4.400%, due 02/14/26	23,000	24,546
4.750%, due 05/05/21	177,000	183,969
4.800%, due 02/14/29	300,000	322,785
5.375%, due 01/31/44[6]	137,000	150,199
5.800%, due 02/14/39	25,000	28,657
5.950%, due 02/14/49	33,000	38,069
6.200%, due 02/14/59	15,000	17,322
BAT Capital Corp. 3.557%, due 08/15/27	180,000	179,429
BAT International Finance PLC 2.750%, due 06/15/20[3]	495,000	495,467
Philip Morris International, Inc. 2.125%, due 05/10/23	100,000	98,806
2.875%, due 05/01/24	45,000	45,660
Reynolds American, Inc. 3.250%, due 06/12/20	46,000	46,300
4.450%, due 06/12/25[6]	231,000	244,988
4.850%, due 09/15/23	366,000	394,318
5.850%, due 08/15/45	60,000	65,898
6.150%, due 09/15/43	15,000	16,937
RJ Reynolds Tobacco Co. 6.875%, due 05/01/20	170,000	175,361
		2,528,711
Transportation—0.7%
Burlington Northern Santa Fe LLC 3.000%, due 04/01/25	25,000	25,688
4.050%, due 06/15/48	15,000	16,390
4.150%, due 04/01/45	33,000	36,567
4.550%, due 09/01/44	67,000	77,538
4.950%, due 09/15/41	5,000	5,997
5.050%, due 03/01/41	20,000	24,277
5.400%, due 06/01/41	10,000	12,537
5.750%, due 05/01/40	22,000	29,034
6.150%, due 05/01/37[6]	16,000	21,449
CSX Corp. 2.600%, due 11/01/26	379,000	378,656
3.250%, due 06/01/27	53,000	54,718
3.800%, due 03/01/28	55,000	59,039
3.950%, due 05/01/50	115,000	116,651
4.250%, due 03/15/29	5,000	5,560
4.300%, due 03/01/48	15,000	16,319
4.500%, due 03/15/49	20,000	22,367
4.750%, due 11/15/48	10,000	11,625
5.500%, due 04/15/41	17,000	20,846
6.150%, due 05/01/37	22,000	28,136
FedEx Corp. 3.875%, due 08/01/42	17,000	16,102
4.100%, due 04/15/43	65,000	63,988
4.550%, due 04/01/46	73,000	75,601

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Corporate bonds—(concluded)
Transportation—(concluded)
Norfolk Southern Corp. 2.900%, due 06/15/26	$129,000	$131,498
3.650%, due 08/01/25	39,000	41,275
3.950%, due 10/01/42	30,000	31,241
4.450%, due 06/15/45	35,000	39,198
Ryder System, Inc. MTN 2.250%, due 09/01/21	5,000	4,980
2.450%, due 09/03/19	180,000	179,963
2.650%, due 03/02/20	210,000	210,190
Union Pacific Corp. 2.750%, due 03/01/26	35,000	35,240
3.799%, due 10/01/51	34,000	34,536
3.950%, due 08/15/59[2]	35,000	35,088
4.100%, due 09/15/67	315,000	315,383
United Parcel Service, Inc. 2.500%, due 04/01/23	9,000	9,069
3.400%, due 03/15/29	123,000	130,784
4.250%, due 03/15/49	15,000	16,907
		2,334,437
Utilities—0.2%
Atmos Energy Corp. 4.125%, due 03/15/49	40,000	44,690
Dominion Energy Gas Holdings LLC 4.600%, due 12/15/44	35,000	39,971
4.800%, due 11/01/43	25,000	28,816
Entergy Louisiana LLC 2.400%, due 10/01/26	1,000	980
4.000%, due 03/15/33	132,000	146,629
4.200%, due 09/01/48	35,000	39,136
4.200%, due 04/01/50	2,000	2,233
5.400%, due 11/01/24	35,000	40,128
Mid-Atlantic Interstate Transmission LLC 4.100%, due 05/15/28[3]	44,000	47,697
NiSource, Inc. 3.490%, due 05/15/27	133,000	137,926
Oklahoma Gas & Electric Co. 3.300%, due 03/15/30	15,000	15,363
ONE Gas, Inc. 4.658%, due 02/01/44	13,000	15,148
Piedmont Natural Gas Co., Inc. 3.500%, due 06/01/29	30,000	31,434
Sempra Energy 3 mo. USD LIBOR + 0.500%, 2.803%, due 01/15/21[4]	145,000	144,724
		734,875
Total corporate bonds (cost—$120,484,198)		124,794,451
Non-US government obligations—1.5%
Argentine Republic Government International Bond 5.875%, due 01/11/28	782,000	619,002
Chile Government International Bond 3.240%, due 02/06/28	130,000	136,241
Colombia Government International Bond 3.875%, due 04/25/27	570,000	594,795
4.500%, due 03/15/29	245,000	267,433
	Face amount	Value
Non-US government obligations—(concluded)
Corp. Financiera de Desarrollo SA 4.750%, due 07/15/25[3]	$325,000	$350,545
Indonesia Government International Bond 4.100%, due 04/24/28	111,000	118,666
Mexico Government International Bond 3.750%, due 01/11/28	771,000	779,866
4.125%, due 01/21/26	523,000	546,797
4.150%, due 03/28/27	226,000	235,266
4.500%, due 04/22/29	200,000	213,000
Panama Government International Bond 3.750%, due 03/16/25	250,000	263,594
3.875%, due 03/17/28	120,000	128,363
Philippine Government International Bond 3.000%, due 02/01/28	600,000	616,500
Uruguay Government International Bond 4.375%, due 10/27/27	250,000	272,656
4.500%, due 08/14/24[6]	85,000	91,428
Total non-US government obligations (cost—$4,918,055)		5,234,152
Municipal bonds—0.1%
Florida—0.0%†
Miami-Dade County Aviation Revenue Refunding Bonds Series B (Taxable) 3.275%, due 10/01/29	20,000	20,000
New Jersey—0.0%†
New Jersey Transportation Trust Fund Authority Revenue Bonds (Build America Bonds) 6.561%, due 12/15/40	105,000	143,004
New York—0.1%
Port Authority of New York & New Jersey Revenue Refunding Bonds 4.458%, due 10/01/62	200,000	241,718
Total municipal bonds (cost—$355,454)		404,722
Commercial paper—0.6%
Nissan Motor Acceptance Corp. 3.197%, due 09/16/19 (cost—$2,241,087)	2,250,000	2,241,087

	Number of contracts	Notional amount
Options purchased—0.0%†
Call options—0.0%†
90-Day Eurodollar Futures, strike @ $97.75, expires 03/16/20	107	26,148,125	98,975
US Treasury Note 10 Year Futures, strike @ $127.20, expires 08/02/19	5	636,250	1,797
Total			100,772

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Number of contracts	Notional amount		Value
Options purchased—(concluded)
Put options—0.0%†
Eurodollar 3 Year Mid-Curve Options, strike @ $97.50, expires 09/13/19	67		16,331,250	$419
US Treasury Note 10 Year Futures, strike @ $124.00, expires 08/23/19	10		1,240,000	312
US Treasury Note 10 Year Futures, strike @ $127.20, expires 08/02/19	5		636,250	781
Total				1,512
Total options purchased (cost—$33,051)				102,284
Swaptions purchased—0.5%
Call swaptions—0.4%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	73,269
5 Year Constant Maturity Swaps, strike @ 0.450% expires 10/03/19 (Counterparty: GS; pay floating rate); underlying swap terminates 10/03/19	4,750,000	USD	4,750,000	1,119
3 Month USD LIBOR Interest Rate Swap, strike @ 1.850% expires 06/11/20 (Counterparty: BOA; pay floating rate); underlying swap terminates 06/15/50	958,000	USD	958,000	18,649
3 Month USD LIBOR Interest Rate Swap, strike @ 2.000% expires 12/13/19 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/17/49	570,000	USD	570,000	8,303
3 Month USD LIBOR Interest Rate Swap, strike @ 1.960% expires 12/24/19 (Counterparty: GS; pay floating rate); underlying swap terminates 12/30/29	1,140,000	USD	1,140,000	16,152
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
6 Month EURIBOR Interest Rate Swap, strike @ 0.780% expires 04/16/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	36,200,000	JPY	36,200,000	$31,708
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	26,877
3 Month USD LIBOR Interest Rate Swap, strike @ 2.014% expires 01/02/20 (Counterparty: GS; pay floating rate); underlying swap terminates 01/06/30	1,140,000	USD	1,140,000	19,371
3 Month USD LIBOR Interest Rate Swap, strike @ 2.000% expires 01/08/20 (Counterparty: GS; pay floating rate); underlying swap terminates 01/10/30	1,150,000	USD	1,150,000	19,036
3 Month USD LIBOR Interest Rate Swap, strike @ 1.700% expires 11/01/19 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 11/05/20	5,810,000	USD	5,810,000	2,269
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 11/27/19 (Counterparty: GS; pay floating rate); underlying swap terminates 11/29/24	6,170,000	USD	6,170,000	384,335
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	27,508

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	$27,314
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	28,022
3 Month USD LIBOR Interest Rate Swap, strike @ 2.860% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	290,000	USD	290,000	23,283
3 Month USD LIBOR Interest Rate Swap, strike @ 3.170% expires 10/29/19 (Counterparty: GS; pay floating rate); underlying swap terminates 10/31/24	3,155,000	USD	3,155,000	209,381
3 Month USD LIBOR Interest Rate Swap, strike @ 2.100% expires 05/13/20 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 05/15/21	12,748,000	USD	12,748,000	51,953
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500% expires 06/01/20 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 06/03/22	11,490,000	USD	11,490,000	32,721
3 Month USD LIBOR Interest Rate Swap, strike @ 2.515% expires 02/26/20 (Counterparty: GS; pay floating rate); underlying swap terminates 02/28/25	2,980,000	USD	2,980,000	107,727
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980% expires 03/07/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/11/24	1,086,500	USD	1,086,500	$92,001
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 03/12/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/14/34	1,090,000	USD	1,090,000	90,212
				1,291,210
Put swaptions—0.1%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	42,110
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/13/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/17/34	1,150,000	USD	1,150,000	39,077
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/20/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/24/34	1,150,000	USD	1,150,000	39,209
5 Year Constant Maturity Swaps, strike @ 0.400% expires 06/29/20 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 06/29/20	5,690,000	USD	5,690,000	6,279
3 Month USD LIBOR Interest Rate Swap, strike @ 1.960% expires 12/24/19 (Counterparty: GS; pay floating rate); underlying swap terminates 12/30/29	1,140,000	USD	1,140,000	14,643

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
6 Month EURIBOR Interest Rate Swap, strike @ 0.780% expires 04/16/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	36,200,000	JPY	36,200,000	$1,166
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	12,817
3 Month USD LIBOR Interest Rate Swap, strike @ 2.014% expires 01/02/20 (Counterparty: GS; pay floating rate); underlying swap terminates 01/06/30	1,140,000	USD	1,140,000	12,250
5 Year Constant Maturity Swaps, strike @ 0.350% expires 07/08/20 (Counterparty: GS; pay floating rate); underlying swap terminates 07/08/20	5,760,000	USD	5,760,000	5,214
3 Month USD LIBOR Interest Rate Swap, strike @ 2.000% expires 01/08/20 (Counterparty: GS; pay floating rate); underlying swap terminates 01/10/30	1,150,000	USD	1,150,000	13,312
3 Month USD LIBOR Interest Rate Swap, strike @ 2.100% expires 11/01/19 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 11/05/20	5,810,000	USD	5,810,000	3,544
3 Month USD LIBOR Interest Rate Swap, strike @ 3.800% expires 06/07/21 (Counterparty: GS; pay floating rate); underlying swap terminates 06/09/51	1,230,000	USD	1,230,000	2,278
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 11/27/19 (Counterparty: GS; pay floating rate); underlying swap terminates 11/29/24	6,170,000	USD	6,170,000	$3
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	10,753
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	10,862
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	10,541
3 Month USD LIBOR Interest Rate Swap, strike @ 3.170% expires 10/29/19 (Counterparty: GS; pay floating rate); underlying swap terminates 10/31/24	3,155,000	USD	3,155,000	0
3 Month USD LIBOR Interest Rate Swap, strike @ 2.850% expires 05/09/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/11/52	1,430,000	USD	1,430,000	39,479
3 Month USD LIBOR Interest Rate Swap, strike @ 2.100% expires 05/13/20 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 05/15/21	12,748,000	USD	12,748,000	9,388

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.860% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	290,000	USD	290,000	$12,588
3 Month USD LIBOR Interest Rate Swap, strike @ 2.515% expires 02/26/20 (Counterparty: GS; pay floating rate); underlying swap terminates 02/28/25	2,980,000	USD	2,980,000	1,237
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980% expires 03/07/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/11/34	1,086,500	USD	1,086,500	20,749
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 03/12/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/14/34	1,090,000	USD	1,090,000	21,581
				329,080
Total swaptions purchased (cost—$1,310,583)				1,620,290
	Number of shares	Value
Short-term investment—0.3%
Investment company—0.3%
State Street Institutional U.S. Government Money Market Fund (cost—$1,181,837)	1,181,837	$1,181,837
Investment of cash collateral from securities loaned—0.5%
Money market fund—0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$1,762,625)	1,762,625	1,762,625
Total investments before investments sold short (cost—$377,239,999)—111.3%		387,458,449
	Face amount
Investments sold short—(16.3)%
Federal national mortgage association certificates—(12.2)%
FNMA TBA 3.000%[1]	$(20,841,852)	(21,022,654)
3.500%	(20,505,904)	(21,031,858)
4.000%	(330,000)	(342,798)
Total federal national mortgage association certificates (proceeds—$42,313,243)		(42,397,310)
Government national mortgage association certificates—(4.1)%
GNMA TBA 3.500%	(9,187,800)	(9,498,068)
4.500%	(4,573,000)	(4,761,574)
Total government national mortgage association certificates (proceeds—$14,236,187)		(14,259,642)
Total investments sold short (proceeds—$56,549,430)		(56,656,952)
Other assets in excess of liabilities—5.0%		17,379,477
Net assets—100.0%		$348,180,974

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

Options written

Notional amount		Number of contracts	Call option	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	26,182,900	107	90-Day Eurodollar Futures, strike @ 97.88	03/16/20	$14,549	$(73,563)	$(59,014)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

Options written—(concluded)

Notional amount		Number of contracts	Put options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	10,983,375	45	Eurodollar 1 Year Mid-Curve Options, strike @ 97.63	09/13/19	$5,534	$(281)	$5,253
USD	2,318,000	19	US Treasury Note 10 Year Futures, strike @ 122.00	08/23/19	3,081	(133)	2,948
Total					$8,615	$(414)	$8,201
Total options written					$23,164	$(73,977)	$(50,813)

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	4,750	4,750,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.55%, terminating 10/03/19	GS	Receive	10/03/19	$2,272	$(367)	$1,905
USD	22,980	22,980,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.00%, terminating 06/03/22	JPMCB	Receive	06/01/20	34,394	(20,071)	14,323
USD	14,165	14,165,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.50%, terminating 04/08/21	BOA	Receive	04/06/20	20,185	(13,907)	6,278
USD	14,165	14,165,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.50%, terminating 04/08/21	GS	Receive	04/06/20	20,799	(13,907)	6,892
USD	14,080	14,080,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.76%, terminating 06/12/21	BOA	Receive	06/10/20	40,340	(32,166)	8,174
USD	860	860,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.90%, terminating 12/12/29	BOA	Receive	12/10/19	6,299	(9,274)	(2,975)
USD	1,140	1,140,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.95%, terminating 09/30/29	GS	Receive	09/26/19	15,572	(9,691)	5,881
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.99%, terminating 10/10/29	GS	Receive	10/08/19	12,439	(12,945)	(506)
USD	3,800	3,800,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.00%, terminating 09/25/21	JPMCB	Receive	09/23/19	3,990	(12,754)	(8,764)
USD	1,140	1,140,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.00%, terminating 10/03/29	GS	Receive	10/01/19	15,973	(13,101)	2,872
USD	758	757,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.04%, terminating 07/08/30	BOA	Receive	07/06/20	16,570	(18,206)	(1,636)
USD	2,770	2,770,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.15%, terminating 09/05/21	BOA	Receive	09/03/19	2,964	(14,568)	(11,604)
USD	1,520	1,520,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.19%, terminating 06/15/30	JPMCB	Receive	06/11/20	33,440	(48,204)	(14,764)
USD	3,290	3,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.20%, terminating 02/11/22	GS	Receive	02/07/20	8,653	(29,783)	(21,130)
USD	800	800,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.30%, terminating 11/05/29	BOA	Receive	11/01/19	3,958	(27,221)	(23,263)
USD	1,030	1,030,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 03/31/22	BOA	Receive	03/27/20	3,863	(12,653)	(8,790)
USD	7,200	7,200,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.46%, terminating 02/28/22	GS	Receive	02/26/20	31,680	(99,521)	(67,841)
USD	1,630	1,629,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.78%, terminating 03/10/31	BOA	Receive	03/08/21	48,922	(123,068)	(74,146)
USD	5,780	5,780,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.88%, terminating 04/16/22	GS	Receive	04/14/20	42,194	(129,251)	(87,057)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	6,125	6,125,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 06/02/22	GS	Receive	05/29/20	$45,019	$(141,138)	$(96,119)
USD	5,690	5,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.94%, terminating 04/21/22	BOA	Receive	04/17/20	39,545	(134,165)	(94,620)
USD	870	870,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 03/14/39	BOA	Receive	03/12/29	46,154	(74,702)	(28,548)
USD	17,970	17,970,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.06%, terminating 05/11/22	GS	Receive	05/07/20	120,174	(465,318)	(345,144)
USD	1,910	1,910,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.08%, terminating 05/18/22	GS	Receive	05/14/20	12,870	(50,359)	(37,489)
USD	3,730	3,730,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.29%, terminating 11/12/21	GS	Receive	11/07/19	18,418	(106,326)	(87,908)
Total							$646,687	$(1,612,666)	$(965,979)
			Put swaptions
USD	11,520	11,520,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.25%, terminating 07/08/20	GS	Pay	07/08/20	$5,760	$(6,384)	$(624)
USD	11,380	11,380,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.30%, terminating 06/29/20	JPMCB	Pay	06/29/20	5,690	(7,883)	(2,193)
USD	14,080	14,080,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.76%, terminating 06/12/21	BOA	Pay	06/10/20	40,339	(29,820)	10,519
USD	1,140	1,140,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.95%, terminating 09/30/29	GS	Pay	09/26/19	13,674	(9,125)	4,549
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.99%, terminating 10/10/29	GS	Pay	10/08/19	14,423	(8,158)	6,265
USD	1,140	1,140,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.00%, terminating 10/03/29	GS	Pay	10/01/19	12,556	(6,913)	5,643
USD	758	757,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.04%, terminating 07/08/30	BOA	Pay	07/06/20	16,570	(13,067)	3,503
USD	18,330	18,330,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.15%, terminating 06/01/22	BOA	Pay	05/27/21	50,865	(25,823)	25,042
USD	1,520	1,520,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.19%, terminating 06/15/30	JPMCB	Pay	06/11/20	33,440	(16,810)	16,630
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.30%, terminating 06/17/30	GS	Pay	06/15/20	16,790	(9,283)	7,507
USD	1,160	1,160,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.30%, terminating 07/29/30	GS	Pay	07/27/20	14,210	(10,748)	3,462
USD	14,165	14,165,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.32%, terminating 04/08/21	GS	Pay	04/06/20	30,101	(3,578)	26,523
USD	14,165	14,165,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 04/08/21	GS	Pay	04/06/20	30,171	(3,044)	27,127
USD	13,480	13,480,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 05/19/22	GS	Pay	05/17/21	27,634	(12,124)	15,510
USD	820	820,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 07/14/30	GS	Pay	07/10/20	8,492	(6,314)	2,178
USD	820	820,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 07/14/30	GS	Pay	07/10/20	8,282	(6,314)	1,968
USD	22,730	22,730,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.40%, terminating 06/03/22	BOA	Pay	06/01/21	40,573	(18,959)	21,614

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	860	860,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.40%, terminating 12/12/29	BOA	Pay	12/10/19	$6,299	$(1,317)	$4,982
USD	7,200	7,200,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.46%, terminating 02/28/22	GS	Pay	02/26/20	31,680	(1,032)	30,648
USD	2,770	2,770,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.55%, terminating 09/05/21	BOA	Pay	09/03/19	2,299	(1)	2,298
USD	2,180	2,180,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.55%, terminating 10/15/21	JPMCB	Pay	10/10/19	2,376	(17)	2,359
USD	2,180	2,180,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.55%, terminating 10/15/21	BOA	Pay	10/11/19	2,387	(18)	2,369
USD	1,320	1,320,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.55%, terminating 11/12/29	JPMCB	Pay	11/08/19	14,487	(441)	14,046
USD	3,800	3,800,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.60%, terminating 09/25/21	JPMCB	Pay	09/23/19	2,755	(6)	2,749
USD	783	782,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.65%, terminating 09/25/29	JPMCB	Pay	09/23/19	7,889	(8)	7,881
USD	3,640	3,640,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.70%, terminating 08/28/21	JPMCB	Pay	08/23/19	4,150	(1)	4,149
USD	3,130	3,130,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 05/11/32	BOA	Pay	05/09/22	92,405	(42,628)	49,777
USD	4,220	4,220,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 11/18/29	BOA	Pay	11/14/19	18,317	(408)	17,909
USD	1,630	1,629,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.78%, terminating 03/10/31	BOA	Pay	03/08/21	49,513	(9,350)	40,163
USD	2,830	2,830,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.80%, terminating 01/07/22	GS	Pay	01/03/20	6,594	(8)	6,586
USD	800	800,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.80%, terminating 11/05/29	BOA	Pay	11/01/19	4,623	(33)	4,590
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.85%, terminating 06/15/50	BOA	Pay	06/11/20	14,145	(5,754)	8,391
USD	5,780	5,780,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.88%, terminating 04/16/22	GS	Pay	04/14/20	42,194	(100)	42,094
USD	22,525	22,525,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 06/02/22	GS	Pay	05/29/20	165,559	(895)	164,664
USD	5,690	5,690,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.94%, terminating 04/21/22	BOA	Pay	04/17/20	39,546	(68)	39,478
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/17/34	GS	Pay	06/13/24	31,408	(22,979)	8,429
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/24/34	GS	Pay	06/20/24	28,663	(23,087)	5,576
USD	870	870,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 03/14/39	BOA	Pay	03/12/29	46,153	(29,588)	16,565
USD	17,970	17,970,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.06%, terminating 05/11/22	GS	Pay	05/07/20	120,174	(163)	120,011
USD	1,910	1,910,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.08%, terminating 05/18/22	GS	Pay	05/14/20	12,811	(19)	12,792
USD	3,000	3,000,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.15%, terminating 05/07/22	GS	Pay	05/05/20	16,575	(13)	16,562

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	3,290	3,290,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.20%, terminating 02/11/22	GS	Pay	02/07/20	$13,110	$—	$13,110
USD	4,590	4,590,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 12/31/22	GS	Pay	12/29/20	16,639	(495)	16,144
USD	3,730	3,730,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.29%, terminating 11/12/21	GS	Pay	11/07/19	18,417	(1)	18,416
USD	3,900	3,900,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.30%, terminating 09/10/21	GS	Pay	09/06/19	9,244	(1)	9,243
USD	1,030	1,030,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.35%, terminating 03/31/22	BOA	Pay	03/27/20	3,862	—	3,862
USD	4,240	4,240,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.35%, terminating 06/02/22	GS	Pay	05/29/20	15,423	(10)	15,413
USD	4,210	4,210,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.45%, terminating 06/10/22	GS	Pay	06/08/20	17,429	(7)	17,422
USD	2,660	2,660,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/17/22	GS	Pay	06/15/20	9,909	(5)	9,904
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/17/34	GS	Pay	06/13/24	18,817	(13,283)	5,534
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/24/34	GS	Pay	06/20/24	17,279	(13,365)	3,914
USD	5,280	5,280,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 08/26/22	GS	Pay	08/24/20	17,821	(58)	17,763
USD	2,600	2,600,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.87%, terminating 06/09/31	GS	Pay	06/07/21	50,575	(2,080)	48,495
EUR	1,250	1,250,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/16/23	BOA	Pay	06/14/21	3,457	(1,308)	2,149
EUR	1,290	1,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/16/23	BOA	Pay	06/14/21	3,563	(1,349)	2,214
EUR	1,290	1,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/22/23	GS	Pay	06/18/21	2,990	(1,380)	1,610
EUR	1,510	1,510,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/23/23	GS	Pay	06/21/21	3,663	(1,623)	2,040
EUR	1,400	1,400,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/29/23	BOA	Pay	06/25/21	3,342	(1,538)	1,804
EUR	1,500	1,500,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 07/05/23	JPMCB	Pay	07/01/21	3,047	(1,682)	1,365
EUR	1,520	1,520,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 07/21/23	GS	Pay	07/19/21	2,862	(1,811)	1,051
EUR	2,160	2,160,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 07/29/25	BOA	Pay	07/27/20	6,860	(5,589)	1,271
EUR	2,840	2,840,000	6 Month EURIBOR Interest Rate Swap strike @ 0.05%, terminating 06/14/23	BOA	Pay	06/10/21	7,311	(2,487)	4,824
EUR	1,460	1,460,000	6 Month EURIBOR Interest Rate Swap strike @ 0.05%, terminating 07/06/23	JPMCB	Pay	07/02/21	3,046	(1,938)	1,108
EUR	1,840	1,840,000	6 Month EURIBOR Interest Rate Swap strike @ 0.08%, terminating 06/03/23	BOA	Pay	06/01/21	5,511	(1,403)	4,108
EUR	5,550	5,550,000	6 Month EURIBOR Interest Rate Swap strike @ 0.10%, terminating 03/31/23	GS	Pay	03/29/21	20,873	(2,918)	17,955

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

Swaptions written—(concluded)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	4,290	4,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.10%, terminating 04/14/23	GS	Pay	04/12/21	$14,310	$(2,398)	$11,912
EUR	2,778	2,777,600	6 Month EURIBOR Interest Rate Swap strike @ 0.11%, terminating 06/01/23	GS	Pay	05/28/21	7,816	(1,887)	5,929
EUR	8,560	8,560,000	6 Month EURIBOR Interest Rate Swap strike @ 0.12%, terminating 04/12/23	GS	Pay	04/08/21	32,104	(4,395)	27,709
EUR	4,250	4,250,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 04/21/23	GS	Pay	04/19/21	15,273	(2,067)	13,206
EUR	4,290	4,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.16%, terminating 04/14/23	GS	Pay	04/12/21	14,444	(1,941)	12,503
EUR	3,250	3,250,000	6 Month EURIBOR Interest Rate Swap strike @ 0.20%, terminating 01/27/22	GS	Pay	01/23/20	3,871	(18)	3,853
EUR	2,610	2,610,000	6 Month EURIBOR Interest Rate Swap strike @ 0.55%, terminating 12/23/22	GS	Pay	12/21/20	9,450	(140)	9,310
EUR	5,600	5,600,000	6 Month EURIBOR Interest Rate Swap strike @ 0.60%, terminating 12/16/22	JPMCB	Pay	12/14/20	21,190	(241)	20,949
Total							$1,526,080	$(399,699)	$1,126,381
Total swaptions written							$2,172,767	$(2,012,365)	$160,402

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
US treasury futures buy contracts:
42	USD	US Long Bond Futures	September 2019	$6,386,902	$6,534,938	$148,036
1	USD	US Ultra Bond Futures	September 2019	177,971	177,563	(408)
374	USD	US Treasury Note 2 Year Futures	September 2019	80,079,832	80,187,937	108,105
2	USD	US Treasury Note 5 Year Futures	September 2019	233,645	235,109	1,464
Total				$86,878,350	$87,135,547	$257,197
Interest rate futures sell contracts:
17	EUR	German Euro Bund Futures	September 2019	$(3,214,460)	$(3,294,644)	$(80,184)
US Treasury futures sell contracts:
21	USD	US Ultra Treasury Note 10 Year Futures	September 2019	$(2,894,153)	$(2,894,719)	$(566)
94	USD	US Treasury Note 5 Year Futures	September 2019	(11,060,434)	(11,050,141)	10,293
32	USD	US Treasury Note 10 Year Futures	September 2019	(4,088,375)	(4,077,500)	10,875
Total				$(21,257,422)	$(21,317,004)	$(59,582)
Net unrealized appreciation						$197,615

Centrally cleared credit default swap agreements on credit indices—buy protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
CDX North American Investment Grade 32 Index	USD	14,415	06/20/24	Quarterly	1.000%	$(317,635)	$(72,110)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
USD	1,561	07/02/21	Semi-Annual	3 Month USD LIBOR	2.014%	$2,478	$2,458
USD	2,270	06/16/22	Semi-Annual	3 Month USD LIBOR	1.744	508	471
USD	200	06/18/29	Semi-Annual	3 Month USD LIBOR	2.064	1,853	1,849
USD	678	06/16/21	Semi-Annual	3 Month USD LIBOR	1.690	(501)	(511)
USD	120	06/22/31	Semi-Annual	3 Month USD LIBOR	2.102	777	775
USD	1,610	09/24/21	Quarterly	1.615	3 Month USD LIBOR	8,603	8,578
USD	1,790	09/30/21	Quarterly	1.670	3 Month USD LIBOR	7,466	7,437
USD	170	06/09/21	Quarterly	1.754	3 Month USD LIBOR	25	23
USD	1,680	09/12/21	Quarterly	1.875	3 Month USD LIBOR	778	751
USD	13,730	06/15/21	Quarterly	1.770	3 Month USD LIBOR	(543)	(743)
USD	920	12/16/24	Quarterly	1.875	3 Month USD LIBOR	(3,508)	(3,525)
USD	460	06/15/50	Quarterly	2.350	3 Month USD LIBOR	(16,813)	(16,825)
JPY	7,900	06/17/39	Semi-Annual	0.295	6 Month JPY LIBOR	(520)	(522)
USD	410	06/16/30	Quarterly	2.070	3 Month USD LIBOR	(3,747)	(3,755)
USD	730	06/20/24	Quarterly	1.790	3 Month USD LIBOR	1,833	1,820
USD	3,610	06/23/21	Semi-Annual	3 Month USD LIBOR	1.507	(8,957)	(9,010)
USD	560	12/24/21	Semi-Annual	3 Month USD LIBOR	1.585	(2,558)	(2,567)
USD	120	06/25/29	Quarterly	2.007	3 Month USD LIBOR	(500)	(502)
USD	790	07/30/29	Semi-Annual	3 Month USD LIBOR	1.967	609	593
EUR	525	08/15/28	Semi-Annual	0.130	6 Month EURIBOR	(10,092)	(10,105)
EUR	525	08/15/28	Semi-Annual	0.128	6 Month EURIBOR	(9,972)	(9,985)
USD	430	02/20/53	Semi-Annual	3 Month USD LIBOR	3.080	76,971	76,959
USD	1,810	07/07/21	Quarterly	1.716	3 Month USD LIBOR	702	674
USD	1,810	07/07/21	Quarterly	1.702	3 Month USD LIBOR	957	929
USD	450	07/11/21	Quarterly	1.938	3 Month USD LIBOR	210	203
USD	11,430	07/13/22	Semi-Annual	3 Month USD LIBOR	1.713	1,431	1,255
USD	450	07/11/21	Quarterly	1.930	3 Month USD LIBOR	281	273
USD	6,575	06/15/21	Annual	1.511	12 Month Federal Fund Rate	13,575	14,042
GBP	230	07/15/49	Maturity	3.405	12 Month UK RPI	6,472	6,455
USD	180	07/05/49	Quarterly	2.378	3 Month USD LIBOR	(1,000)	(1,003)
USD	900	01/07/22	Semi-Annual	3 Month USD LIBOR	1.632	(3,118)	(3,133)
USD	390	07/05/29	Semi-Annual	3 Month USD LIBOR	1.916	(1,558)	(1,566)
USD	390	07/10/29	Quarterly	1.998	3 Month USD LIBOR	(1,319)	(1,323)
USD	11,610	07/12/23	Quarterly	1.771	3 Month USD LIBOR	(4,338)	(4,517)
USD	380	07/12/29	Quarterly	1.991	3 Month USD LIBOR	(1,037)	(1,044)
USD	730	07/12/24	Semi-Annual	3 Month USD LIBOR	1.795	(1,380)	(1,393)
USD	195	07/16/29	Quarterly	2.095	3 Month USD LIBOR	(2,416)	(2,420)
USD	5,430	07/14/22	Quarterly	1.741	3 Month USD LIBOR	(1,509)	(1,599)
USD	10,780	07/14/21	Semi-Annual	3 Month USD LIBOR	1.718	(3,698)	(3,863)
USD	195	07/16/29	Quarterly	2.101	3 Month USD LIBOR	(2,514)	(2,518)
EUR	530	08/15/28	Semi-Annual	0.173	6 Month EURIBOR	(12,520)	(12,533)
EUR	4,430	07/26/23	Semi-Annual	0.290	6 Month EURIBOR	(6,121)	(6,215)
EUR	3,850	07/25/23	Semi-Annual	0.300	6 Month EURIBOR	(4,455)	(4,539)
USD	747	12/17/22	Semi-Annual	3 Month USD LIBOR	2.834	16,115	16,105
USD	3,340	11/29/23	Quarterly	3.045	3 Month USD LIBOR	(171,779)	(171,831)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
USD	2,300	11/01/24	Semi-Annual	3 Month USD LIBOR	2.600	$87,409	$87,371
USD	7,260	02/07/25	Quarterly	2.572	3 Month USD LIBOR	(271,167)	(278,970)
USD	33,390	02/07/22	Semi-Annual	3 Month USD LIBOR	2.526	478,316	499,844
USD	5,380	02/09/23	Semi-Annual	3 Month USD LIBOR	2.521	83,430	83,640
USD	1,770	02/08/23	Quarterly	2.500	3 Month USD LIBOR	(26,754)	(26,780)
JPY	9,730	02/08/34	Semi-Annual	0.336	6 Month JPY LIBOR	(2,690)	(2,692)
USD	3,880	02/13/22	Quarterly	2.515	3 Month USD LIBOR	(55,127)	(55,182)
USD	540	02/15/49	Quarterly	2.898	3 Month USD LIBOR	(90,978)	(90,992)
USD	1,990	02/14/25	Semi-Annual	3 Month USD LIBOR	2.620	78,939	78,906
USD	2,115	03/02/22	Quarterly	2.480	3 Month USD LIBOR	(29,095)	(29,126)
GBP	2,120	10/15/23	Maturity	3.413	12 Month UK RPI	17,666	17,581
USD	4,025	10/30/28	Maturity	2.249	12 Month US CPI	(119,546)	(119,698)
GBP	2,120	10/15/23	Maturity	3.450	12 Month UK RPI	12,270	12,187
GBP	2,120	10/15/28	Maturity	12 Month UK RPI	3.485	(44,241)	(44,345)
GBP	2,120	10/15/28	Maturity	12 Month UK RPI	3.505	(37,729)	(37,831)
USD	4,025	10/30/23	Maturity	12 Month US CPI	2.164	67,549	67,426
USD	1,123	11/05/21	Semi-Annual	3 Month USD LIBOR	2.271	9,100	9,083
USD	1,123	11/05/21	Semi-Annual	3 Month USD LIBOR	2.265	8,969	8,952
USD	1,123	11/05/21	Semi-Annual	3 Month USD LIBOR	2.289	9,483	9,466
USD	140	05/08/29	Semi-Annual	3 Month USD LIBOR	2.500	6,863	6,859
USD	560	11/12/21	Semi-Annual	3 Month USD LIBOR	2.293	4,832	4,823
USD	560	11/12/21	Semi-Annual	3 Month USD LIBOR	2.300	4,908	4,900
USD	560	11/12/21	Semi-Annual	3 Month USD LIBOR	2.285	4,745	4,736
USD	250	05/10/29	Semi-Annual	3 Month USD LIBOR	2.445	10,995	10,990
USD	1,395	08/15/21	Semi-Annual	3 Month USD LIBOR	2.209	7,812	7,791
USD	1,395	08/15/21	Semi-Annual	3 Month USD LIBOR	2.206	7,730	7,709
USD	250	05/18/31	Semi-Annual	3 Month USD LIBOR	2.447	9,444	9,439
USD	1,395	08/19/21	Semi-Annual	3 Month USD LIBOR	2.164	6,648	6,627
USD	1,395	08/19/21	Semi-Annual	3 Month USD LIBOR	2.169	6,784	6,763
USD	1,760	08/22/21	Semi-Annual	3 Month USD LIBOR	2.241	11,174	11,147
USD	1,120	11/26/21	Semi-Annual	3 Month USD LIBOR	2.120	6,096	6,078
USD	560	11/26/21	Semi-Annual	3 Month USD LIBOR	2.086	2,683	2,674
USD	560	11/26/21	Semi-Annual	3 Month USD LIBOR	2.087	2,694	2,685
USD	3,560	07/02/21	Semi-Annual	3 Month USD LIBOR	2.082	8,066	8,011
USD	680	12/03/21	Semi-Annual	3 Month USD LIBOR	2.001	2,191	2,180
USD	250	05/06/30	Quarterly	2.554	3 Month USD LIBOR	(13,359)	(13,364)
USD	14,400	05/07/22	Quarterly	2.307	3 Month USD LIBOR	(157,706)	(157,927)
USD	1,690	11/05/21	Quarterly	2.377	3 Month USD LIBOR	(17,165)	(17,190)
USD	1,123	11/05/21	Quarterly	2.371	3 Month USD LIBOR	(11,278)	(11,295)
USD	235	05/10/29	Quarterly	2.480	3 Month USD LIBOR	(11,094)	(11,099)
USD	490	05/13/29	Quarterly	2.467	3 Month USD LIBOR	(22,552)	(22,562)
USD	6,660	06/15/21	Annual	1.835	12 Month Federal Fund Rate	(22,502)	(23,305)
USD	7,060	06/02/22	Quarterly	1.870	3 Month USD LIBOR	(11,605)	(11,709)
USD	720	04/03/25	Quarterly	2.312	3 Month USD LIBOR	(18,187)	(18,199)
USD	960	04/06/25	Quarterly	2.317	3 Month USD LIBOR	(24,512)	(24,528)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
USD	90	04/05/29	Semi-Annual	3 Month USD LIBOR	2.520	$5,162	$5,161
USD	90	04/08/29	Semi-Annual	3 Month USD LIBOR	2.520	5,159	5,158
USD	915	04/28/22	Semi-Annual	3 Month USD LIBOR	2.244	8,822	8,808
USD	915	04/28/22	Semi-Annual	3 Month USD LIBOR	2.266	9,220	9,206
USD	458	04/28/22	Semi-Annual	3 Month USD LIBOR	2.255	4,513	4,506
USD	170	04/26/29	Semi-Annual	3 Month USD LIBOR	2.520	8,643	8,640
USD	458	04/28/22	Semi-Annual	3 Month USD LIBOR	2.255	4,508	4,501
USD	4,970	10/25/21	Semi-Annual	3 Month USD LIBOR	2.318	44,019	44,199
USD	6,610	04/27/22	Semi-Annual	3 Month USD LIBOR	2.250	64,524	64,423
USD	1,140	04/15/22	Semi-Annual	3 Month USD LIBOR	2.210	10,211	10,194
USD	1,720	04/20/22	Quarterly	2.360	3 Month USD LIBOR	(20,361)	(20,387)
USD	460	04/21/22	Quarterly	2.381	3 Month USD LIBOR	(5,640)	(5,647)
USD	6,450	04/27/21	Quarterly	2.277	3 Month USD LIBOR	(30,515)	(30,337)
USD	2,120	04/27/25	Quarterly	2.350	3 Month USD LIBOR	(57,438)	(57,475)
USD	910	04/28/22	Semi-Annual	3 Month USD LIBOR	2.213	8,228	8,214
USD	1,120	11/04/21	Semi-Annual	3 Month USD LIBOR	2.314	9,996	9,979
USD	900	02/07/22	Quarterly	2.575	3 Month USD LIBOR	(13,749)	(13,761)
USD	575	02/11/22	Semi-Annual	3 Month USD LIBOR	2.509	8,069	8,061
USD	575	02/11/22	Semi-Annual	3 Month USD LIBOR	2.484	7,790	7,782
USD	2,090	02/13/25	Semi-Annual	3 Month USD LIBOR	2.570	77,935	77,901
USD	1,250	02/16/23	Quarterly	2.550	3 Month USD LIBOR	(20,088)	(20,107)
USD	3,790	02/14/22	Quarterly	2.575	3 Month USD LIBOR	(58,222)	(58,275)
USD	575	02/24/22	Semi-Annual	3 Month USD LIBOR	2.498	8,036	8,028
USD	1,140	02/27/22	Semi-Annual	3 Month USD LIBOR	2.507	16,204	16,188
USD	1,150	02/28/22	Semi-Annual	3 Month USD LIBOR	2.462	15,402	15,386
USD	860	03/10/22	Semi-Annual	3 Month USD LIBOR	2.460	11,561	11,548
USD	85	03/18/29	Semi-Annual	3 Month USD LIBOR	2.661	5,966	5,964
USD	85	03/18/29	Semi-Annual	3 Month USD LIBOR	2.670	6,037	6,035
USD	1,145	03/23/22	Semi-Annual	3 Month USD LIBOR	2.431	14,889	14,872
USD	1,145	03/23/22	Semi-Annual	3 Month USD LIBOR	2.434	14,955	14,939
USD	1,230	03/24/22	Semi-Annual	3 Month USD LIBOR	2.247	11,633	11,615
USD	1,730	03/24/22	Semi-Annual	3 Month USD LIBOR	2.230	15,775	15,749
USD	940	03/26/29	Semi-Annual	3 Month USD LIBOR	2.600	60,825	60,807
USD	240	03/31/25	Quarterly	2.161	3 Month USD LIBOR	(4,352)	(4,356)
USD	1,260	03/29/30	Quarterly	2.357	3 Month USD LIBOR	(45,317)	(45,342)
USD	1,260	03/29/29	Quarterly	2.338	3 Month USD LIBOR	(50,986)	(51,011)
USD	2,115	03/05/23	Quarterly	2.540	3 Month USD LIBOR	(33,613)	(33,644)
USD	380	03/06/25	Quarterly	2.622	3 Month USD LIBOR	(15,154)	(15,160)
USD	4,040	03/15/23	Quarterly	2.430	3 Month USD LIBOR	(55,614)	(55,589)
JPY	5,530	03/21/44	Semi-Annual	0.715	6 Month JPY LIBOR	(2,909)	(2,910)
USD	520	03/30/22	Semi-Annual	3 Month USD LIBOR	2.155	4,013	4,005
USD	5,770	03/30/22	Semi-Annual	3 Month USD LIBOR	2.033	30,971	30,886
USD	2,450	03/29/24	Semi-Annual	3 Month USD LIBOR	2.179	51,470	51,429
USD	900	03/31/22	Semi-Annual	3 Month USD LIBOR	2.056	5,228	5,215
Total						$(29,514)	$(19,425)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

OTC credit default swap agreements on corporate issues—sell protection10

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[9]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	Berkshire Hathaway, Inc., bond 2.75%, due 03/15/23	USD	130,000	12/20/22	Quarterly	1.000%	$(2,037)	$3,217	$1,180
JPMCB	Bristol-Myers Squibb Co., bond, 6.80%, due 11/15/26	USD	25,000	12/20/22	Quarterly	1.000	(640)	701	61
BOA	Honeywell International, Inc., bond, 5.70%, due 03/15/36	USD	40,000	12/20/22	Quarterly	1.000	(930)	1,189	259
JPMCB	Johnson & Johnson, bond, 1.65%, due 03/01/21	USD	65,000	12/20/22	Quarterly	1.000	(1,794)	1,787	(7)
JPMCB	Pfizer, Inc., bond, 2.20%, due 12/15/21	USD	90,000	12/20/22	Quarterly	1.000	(2,333)	2,519	186
JPMCB	The Procter & Gamble Co., bond, 1.60%, due 11/15/18	USD	90,000	12/20/22	Quarterly	1.000	(2,333)	2,774	441
JPMCB	The Sherwin-Williams Co., bond, 7.38%, due 02/01/27	USD	40,000	12/20/22	Quarterly	1.000	(536)	780	244
Total							$(10,603)	$12,967	$2,364

OTC credit default swap agreemement on credit indices—sell protection10

Counterparty	Referenced obligations9,	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio	Upfront payments received (made)	Value	Unrealized (depreciation)
CSI	CMBX.NA.BBB.10 Index	USD	700,000	11/17/2059	Monthly	1.000%	$(38,746)	$21,285	$(17,461)
CSI	CMBX.NA.BBB.10 Index	USD	1,065,000	11/17/2059	Monthly	1.000	(46,154)	32,383	(13,771)
Total							$(84,900)	$53,668	$(31,232)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	1,700,000	CAD	2,280,159	08/21/19	$28,330
CITI	CAD	2,306,502	USD	1,725,000	08/21/19	(23,297)
Net unrealized appreciation						$5,033

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$69,258,989	$—	$69,258,989
Federal home loan bank certificate	—	778,671	—	778,671
Federal home loan mortgage corporation certificates	—	17,621,321	—	17,621,321
Federal national mortgage association certificates	—	84,822,252	—	84,822,252
Government national mortgage association certificates	—	39,619,531	—	39,619,531

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2019

Fair valuation summary—(concluded)

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Collateralized mortgage obligations	$—	$22,122,367	$—	$22,122,367
Asset-backed securities	—	15,893,870	—	15,893,870
Corporate bonds	—	124,794,451	—	124,794,451
Non-US government obligations	—	5,234,152	—	5,234,152
Municipal bonds	—	404,722	—	404,722
Commercial paper	—	2,241,087	—	2,241,087
Options purchased	102,284	—	—	102,284
Swaptions purchased	—	1,620,290	—	1,620,290
Short-term investment	—	1,181,837	—	1,181,837
Investment of cash collateral from securities loaned	—	1,762,625	—	1,762,625
Futures contracts	278,773	—	—	278,773
Swap agreements	—	1,714,839	—	1,714,839
Forward foreign currency contracts	—	28,330	—	28,330
Total	$381,057	$389,099,334	$—	$389,480,391
Liabilities
Investments sold short	$—	$(56,656,952)	$—	$(56,656,952)
Options written	(73,977)	—	—	(73,977)
Swaptions written	—	(2,012,365)	—	(2,012,365)
Futures contracts	(81,158)	—	—	(81,158)
Swap agreements	—	(1,995,353)	—	(1,995,353)
Forward foreign currency contracts	—	(23,297)	—	(23,297)
Total	$(155,135)	$(60,687,967)	$—	$(60,843,102)

At July 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

†  Amount represents less than 0.05%

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $44,424,501, represented 13.4% of the Fund's net assets at period end.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Security, or portion thereof, was on loan at the period end.

7  Perpetual investment. Date shown reflects the next call date.

8  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

9  Payments made or received are based on the notional amount.

10  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned 8.04% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Government/Credit Index (the "benchmark") returned 8.60% and the Lipper Core Plus Bond Funds category posted a median return of 7.86%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 72. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The Fund generated a positive return and outperformed its benchmark during the reporting period. An average overweight to US duration added to performance as yields fell over the period. (Duration measures a portfolio's sensitivity to interest rate changes.) Yield curve positioning, including a focus on the intermediate portion of the yield curve contributed to results, as intermediate yields fell the most during the period. Non-US developed market interest rate strategies detracted from performance, including an overall short position to Japanese, Australian and UK interest rates, as yields in these regions fell during the period.

Overall spread sector strategies added to performance. An underweight to investment-grade corporate spread duration and an allocation to US Treasury Inflation-Protected Securities (TIPS) detracted from relative results. However, this was more than offset by sector and security selection, including a focus on financial names. An allocation to high-yield corporate bonds was beneficial, as the sector outperformed like-duration Treasuries. Exposure to agency mortgage-backed securities detracted from returns as the sector underperformed like-duration Treasuries. However, an allocation to non-agency mortgage-backed securities contributed to returns, as did an allocation to emerging market debt.

Lastly, overall currency strategies contributed to performance. Tactical exposure to higher carry (yielding) emerging markets currencies, including the Turkish lira and Mexican peso, added to performance.

Overall, derivative usage was neutral during the period. Our short exposure to US and Japanese swap rates detracted from results, as swap rates outperformed Treasury and Japanese government bond rates. We used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Credit default swaps were used to manage credit

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler, Bradley C. Tank and Ashok Bhatia

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

PACE Strategic Fixed Income Investments

Advisor's comments – concluded

exposure in lieu of the direct buying or selling of physical securities. In particular, the use of credit default swaps to reduce exposure to credit spreads detracted from returns, as synthetic credit spreads outperformed cash credit spreads. Options and options on interest rate and credit default swaps were modestly used during the period to manage interest rate and credit exposure and the overall volatility of the portfolio. The use of options and swaptions was neutral for performance. Overall use of currency forwards and currency options was positive for performance, as these securities generated positive income. Currency options and forwards were used to gain exposure to foreign currency markets and generate income in expected currency scenarios. The use of government futures to adjust interest rate exposures and replicate government bond positions added to performance.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.69%	3.27%	4.97%
Class Y2	8.05	3.49	5.22
Class P3	8.04	3.53	5.23
After deducting maximum sales charge
Class A1	3.65	2.48	4.56
Bloomberg Barclays US Government/Credit Index[4]	8.60	3.16	3.92
Lipper Core Plus Bond Funds median	7.86	3.05	4.59

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.25%	3.22%	5.31%
Class Y2	8.46	3.43	5.55
Class P3	8.44	3.46	5.56
After deducting maximum sales charge
Class A1	4.18	2.44	4.91

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, supplemented from time to time, were as follows: Class A—1.05% and 1.01%; Class Y—0.93% and 0.76%; and Class P—0.84% and 0.76%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Government/Credit Index is an unmanaged index composed of US government, government-related and investment-grade US corporate issues and non-corporate foreign debentures, denominated in US dollars with at least one year to maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Bloomberg Barclays US Government/Credit Index over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Strategic Fixed Income Investments

PACE Strategic Fixed Income Investments

Portfolio statistics—July 31, 2019 (unaudited)

Characteristics
Weighted average duration	4.57 yrs.
Weighted average maturity	10.32 yrs.
Average coupon	3.68%
Top ten holdings[1]	Percentage of net assets
US Treasury Bond, 2.500% due 02/15/45	7.1%
GNMA II TBA, 4.000%	5.0
US Treasury Note, 2.125% due 09/30/21	3.7
US Treasury Inflation Index Note (TIPS), 0.875% due 01/15/29	2.5
US Treasury Inflation Index Note (TIPS), 0.750% due 07/15/28	2.3
US Treasury Note, 2.000% due 02/28/21	2.3
GNMA II TBA, 5.000%	2.2
US Treasury Inflation Index Note (TIPS), 0.125% due 04/15/21	1.7
US Treasury Note, 2.125% due 09/30/24	1.5
US Treasury Note, 1.875% due 08/31/22	1.3
Total	29.6%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	108.2%
United Kingdom	7.1
Cayman Islands	3.5
Netherlands	3.2
Japan	2.5
Total	124.5%
Asset allocation[1]	Percentage of net assets
Corporate bonds	60.4%
US government obligations	37.5
US government agency mortgage pass-through certificates	13.6
Collateralized mortgage obligations	12.0
Asset-backed securities	8.8
Non-US government obligations	3.8
Exchange traded fund	0.9
Loan assignment	0.5
Municipal bonds	0.6
Options, swaptions, futures, swaps and forward foreign currency contracts	0.0 †
Short-term US government obligation	0.1
Certificates of deposit	0.2
Investment sold short	(1.1)
Cash equivalents and other assets less liabilities	(37.3)
Total	100.0%

†  Amount is less than 0.05%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
US government obligations—37.5%
US Treasury Bonds 2.500%, due 02/15/45	53,400,000	$53,174,719
2.750%, due 08/15/42	6,385,000	6,698,264
2.750%, due 11/15/42	3,200,000	3,353,750
2.875%, due 05/15/43	3,500,000	3,742,402
2.875%, due 08/15/45	8,500,000	9,077,402
2.875%, due 05/15/49	2,900,000	3,106,512
3.000%, due 11/15/44	7,200,000	7,858,125
3.000%, due 05/15/45[2]	200,000	218,500
3.000%, due 02/15/48	3,000,000	3,283,008
3.125%, due 08/15/44	2,100,000	2,341,172
3.625%, due 02/15/44	1,400,000	1,690,664
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/42	1,473,251	1,492,675
0.875%, due 02/15/47	1,803,394	1,856,217
1.000%, due 02/15/46[2]	2,572,161	2,721,910
1.000%, due 02/15/48	1,246,128	1,324,651
1.375%, due 02/15/44	1,538,250	1,762,279
2.500%, due 01/15/29	5,110,762	6,146,356
3.625%, due 04/15/28	1,781,156	2,283,512
3.875%, due 04/15/29	1,845,863	2,468,357
US Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/21	12,641,495	12,488,450
0.375%, due 07/15/23	4,401,440	4,427,004
0.500%, due 04/15/24	6,498,112	6,563,793
0.500%, due 01/15/28	1,785,601	1,816,610
0.625%, due 01/15/26	2,802,020	2,868,197
0.750%, due 07/15/28	16,492,784	17,203,659
0.875%, due 01/15/29	17,479,029	18,416,681
US Treasury Notes 1.625%, due 02/15/26	2,530,000	2,486,120
1.750%, due 06/30/24	5,400,000	5,378,695
1.875%, due 08/31/22	9,600,000	9,610,500
2.000%, due 01/15/21	680,000	680,398
2.000%, due 02/28/21	16,900,000	16,913,863
2.000%, due 10/31/22[2]	1,000,000	1,004,922
2.125%, due 09/30/21	27,500,000	27,643,945
2.125%, due 09/30/24	10,900,000	11,047,746
2.250%, due 04/30/21	6,500,000	6,536,563
2.250%, due 08/15/27	5,000,000	5,109,180
2.625%, due 02/15/29	6,700,000	7,054,891
2.750%, due 02/15/28	6,895,000	7,313,817
2.875%, due 05/31/25	45,000	47,471
Total US government obligations (cost—$274,341,145)		279,212,980
Government national mortgage association certificates—8.2%
GNMA II 4.000%, due 06/20/49	798,429	829,929
5.000%, due 04/20/49	1,096,925	1,152,809
5.000%, due 05/20/49	994,691	1,049,116
GNMA II ARM 1 year CMT + 1.500%, 3.625%, due 05/20/26[3]	7,083	7,278
1 year CMT + 1.500%, 3.750%, due 07/20/25[3]	2,031	2,089
	Face amount[1]	Value
Government national mortgage association certificates—(concluded)
1 year CMT + 1.500%, 4.000%, due 01/20/26[3]	3,808	$3,915
1 year CMT + 1.500%, 4.125%, due 11/20/23[3]	1,359	1,387
GNMA II TBA 3.500%	3,800,000	3,925,059
4.000%	36,000,000	37,374,609
5.000%	15,900,000	16,651,524
Total government national mortgage association certificates (cost—$60,943,201)		60,997,715
Federal home loan mortgage corporation certificates—0.1%
FHLMC 7.645%, due 05/01/25	734,816	828,718
FHLMC ARM 12 mo. USD LIBOR + 1.815%, 4.815%, due 03/01/36[3]	13,689	13,964
Total federal home loan mortgage corporation certificates (cost—$749,208)		842,682
Federal housing administration certificates—0.0%†
FHA GMAC 7.430%, due 06/01/21	308	307
FHA Reilly 7.430%, due 10/01/20	331	331
Total federal housing administration certificates (cost—$639)		638
Federal national mortgage association certificates—5.3%
FNMA 3.310%, due 07/01/23	589,956	612,121
3.500%, due 11/01/21	1,028,844	1,054,075
4.500%, due 04/01/29	144,324	152,968
5.181%, due 11/01/34	2,927,484	2,922,101
FNMA ARM 12 mo. MTA + 1.400%, 3.904%, due 08/01/40[3]	21,690	21,561
6 mo. USD LIBOR + 1.538%, 4.163%, due 01/01/36[3]	22,949	23,918
12 mo. USD LIBOR + 1.420%, 4.545%, due 03/01/36[3]	9,968	10,101
1 year CMT + 2.268%, 4.643%, due 10/01/35[3]	4,349	4,533
1 year CMT + 2.102%, 4.659%, due 05/01/30[3]	27,495	28,425
12 mo. USD LIBOR + 1.583%, 4.688%, due 12/01/35[3]	23,139	24,196
12 mo. USD LIBOR + 1.942%, 4.692%, due 09/01/35[3]	6,657	6,941
12 mo. USD LIBOR + 2.015%, 4.765%, due 06/01/36[3]	8,057	8,109
1 year CMT + 2.223%, 4.769%, due 04/01/27[3]	8,166	8,486

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Federal national mortgage association certificates—(concluded)
12 mo. USD LIBOR + 1.780%, 4.780%, due 11/01/35[3]	4,124	$4,246
12 mo. USD LIBOR + 1.814%, 4.863%, due 03/01/36[3]	22,714	24,060
12 mo. USD LIBOR + 1.889%, 4.963%, due 03/01/36[3]	31,835	33,065
1 year CMT + 2.250%, 5.000%, due 05/01/27[3]	5,244	5,341
12 mo. USD LIBOR + 1.912%, 5.037%, due 02/01/36[3]	25,401	26,578
12 mo. USD LIBOR + 1.912%, 5.037%, due 03/01/36[3]	22,726	23,702
1 year CMT + 2.645%, 5.270%, due 01/01/36[3]	23,731	25,070
FNMA ARM COFI 3.250%, due 11/01/26[4,5]	11,681	10,630
FNMA TBA 3.000%	10,615,000	10,703,018
3.500%[2]	11,175,000	11,450,188
4.000%	10,730,000	11,103,826
4.500%	1,000,000	1,048,033
Total federal national mortgage association certificates (cost—$39,274,206)		39,335,292
Collateralized mortgage obligations—12.0%
Alba PLC, Series 2007-1, Class A3, 3 mo. LIBOR GBP + 0.170%, 0.956%, due 03/17/39[3,6]	GBP 453,712	520,707
ARM Trust, Series 2005-5, Class 2A1, 4.607%, due 09/25/35[7]	92,532	88,574
Ashford Hospitality Trust, Series KEYS, Class A, 1 mo. USD LIBOR + 1.000%, 3.325%, due 05/15/35[3,8]	1,500,000	1,501,879
Banc of America Funding Trust, Series 2005-D, Class A1, 4.812%, due 05/25/35[7]	451,709	461,618
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A, 2.959%, due 12/10/30[8]	1,000,000	1,024,151
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3, 4.973%, due 07/20/32[7]	591	609
BBCCRE Trust, Series 2015-GTP, Class A, 3.966%, due 08/10/33[8]	3,600,000	3,849,747
BCAP LLC Trust, Series 2011-RR10, Class 3A5, 5.003%, due 06/26/35[7,8]	135,713	135,332
Series 2014-RR5, Class 1A3,
1 mo. USD LIBOR + 0.225%, 2.854%, due 01/26/36[3,8]	516,957	511,593
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A, 4.544%, due 10/25/33[7]	4,067	$4,295
Series 2004-9, Class 2A1, 4.259%, due 09/25/34[7]	257,831	249,114
Series 2005-7, Class 22A1, 4.269%, due 09/25/35[7]	455,724	380,333
Series 2006-1, Class 21A2, 4.057%, due 02/25/36[7]	582,297	504,188
Bear Stearns ARM Trust, Series 2003-1, Class 6A1, 5.026%, due 04/25/33[7]	12,546	12,969
Series 2003-5, Class 2A1, 4.462%, due 08/25/33[7]	88,846	88,425
Series 2004-3, Class 1A2, 4.315%, due 07/25/34[7]	75,064	74,241
Series 2004-6, Class 2A1, 4.034%, due 09/25/34[7]	439,598	443,375
Series 2004-7, Class 1A1, 4.750%, due 10/25/34[7]	147,008	143,696
Chase Mortgage Finance Corp., Series 2005-S3, Class A10, 5.500%, due 11/25/35	1,671,462	1,646,715
Series 2007-S6, Class 2A1, 5.500%, due 12/25/22	657,204	452,583
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class XA, IO, 1.369%, due 02/10/48[7]	3,495,944	201,024
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A,
1 year CMT + 2.400%, 4.810%, due 05/25/35[3]	149,637	151,741
Series 2005-4, Class A, 4.580%, due 08/25/35[7]	380,021	390,451
Series 2005-6, Class A2,
1 year CMT + 2.150%, 4.550%, due 09/25/35[3]	30,091	30,791
Series 2005-6, Class A3,
1 year CMT + 1.800%, 4.200%, due 09/25/35[3]	5,239	5,190
COMM Mortgage Trust, Series 2014-LC15, Class XA, IO, 1.105%, due 04/10/47[7]	9,663,049	407,491
Series 2014-UBS3, Class XA, IO, 1.094%, due 06/10/47[7]	2,882,340	129,353
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, due 12/25/33	26,448	27,146
Series 2005-62, Class 2A1,
12 mo. MTA + 1.000%, 3.509%, due 12/25/35[3]	178,944	164,606
Series 2006-41CB, Class 1A9, 6.000%, due 01/25/37	475,064	394,064
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-R4, Class 2A, 4.953%, due 01/25/34[7,8]	611,344	591,582

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-12, Class 11A2, 3.893%, due 08/25/34[7]	228,358	$220,148
Series 2004-12, Class 12A1, 4.154%, due 08/25/34[7]	14,943	14,988
Series 2005-HYB9, Class 5A1,
12 mo. USD LIBOR + 1.750%, 4.667%, due 02/20/36[3]	174,352	160,713
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A,
1 mo. USD LIBOR + 0.260%, 2.558%, due 08/19/45[3]	234,296	228,872
FHLMC REMIC, Series 0023, Class KZ, 6.500%, due 11/25/23	21,202	22,401
Series 1278, Class K, 7.000%, due 05/15/22	3,163	3,246
Series 1367, Class KA, 6.500%, due 09/15/22	217	228
Series 1502, Class PX, 7.000%, due 04/15/23	72,168	76,118
Series 1503, Class PZ, 7.000%, due 05/15/23	22,554	23,936
Series 1534, Class Z, 5.000%, due 06/15/23	23,474	24,063
Series 1562, Class Z, 7.000%, due 07/15/23	42,385	44,934
Series 1694, Class Z, 6.500%, due 03/15/24	16,010	17,147
Series 2017-DNA1, Class M2,
1 mo. USD LIBOR + 3.250%, 5.516%, due 07/25/29[3]	515,000	544,380
Series 2017-DNA2, Class M2,
1 mo. USD LIBOR + 3.450%, 5.716%, due 10/25/29[3]	1,190,000	1,272,421
Series 2017-DNA3, Class M2,
1 mo. USD LIBOR + 2.500%, 4.766%, due 03/25/30[3]	320,000	327,369
Series 2017-HQA2, Class M2,
1 mo. USD LIBOR + 2.650%, 4.916%, due 12/25/29[3]	1,320,000	1,353,614
Series 2018-HQA1, Class M2,
1 mo. USD LIBOR + 2.300%, 4.566%, due 09/25/30[3]	870,000	875,392
Series 2061, Class Z, 6.500%, due 06/15/28	59,194	65,441
Series 2400, Class FQ,
1 mo. USD LIBOR + 0.500%, 2.825%, due 01/15/32[3]	37,129	37,304
Series 2764, Class LZ, 4.500%, due 03/15/34	511,514	539,656
Series 2764, Class ZG, 5.500%, due 03/15/34	1,531,075	1,689,283
Series 2835, Class JZ, 5.000%, due 08/15/34	331,011	359,123
Series 2921, Class PG, 5.000%, due 01/15/35	1,876,051	2,057,403
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2983, Class TZ, 6.000%, due 05/15/35	1,152,692	$1,295,481
Series 3149, Class CZ, 6.000%, due 05/15/36	1,369,619	1,559,986
Series T-054, Class 2A, 6.500%, due 02/25/43	446,203	528,172
Series T-058, Class 2A, 6.500%, due 09/25/43	1,443,837	1,671,506
Series T-075, Class A1,
1 mo. USD LIBOR + 0.040%, 2.444%, due 12/25/36[3]	59,174	59,238
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1, 4.597%, due 08/25/35[7]	18,228	15,152
FNMA Connecticut Avenue Securities, Series 2017-C02, Class 2M2,
1 mo. USD LIBOR + 3.650%, 5.916%, due 09/25/29[3]	1,508,000	1,601,629
Series 2017-C03, Class 1M2,
1 mo. USD LIBOR + 3.000%, 5.266%, due 10/25/29[3]	680,000	710,781
Series 2017-C03, Class 2M2,
1 mo. USD LIBOR + 2.800%, 5.066%, due 02/25/30[3]	410,000	422,562
Series 2017-C04, Class 2M2,
1 mo. USD LIBOR + 2.850%, 5.116%, due 11/25/29[3]	1,300,000	1,342,066
Series 2017-C05, Class 1M2,
1 mo. USD LIBOR + 2.200%, 4.466%, due 01/25/30[3]	515,000	518,684
Series 2017-C06, Class 1M2,
1 mo. USD LIBOR + 2.650%, 4.916%, due 02/25/30[3]	320,000	328,951
Series 2017-C07, Class 2M2,
1 mo. USD LIBOR + 2.500%, 4.766%, due 05/25/30[3]	1,040,000	1,056,833
Series 2018-C01, Class 1M2,
1 mo. USD LIBOR + 2.250%, 4.516%, due 07/25/30[3]	725,000	732,591
Series 2018-C02, Class 2M2,
1 mo. USD LIBOR + 2.200%, 4.466%, due 08/25/30[3]	580,000	584,722
FNMA REMIC, Series 1991-065, Class Z, 6.500%, due 06/25/21	328	335
Series 1992-129, Class L, 6.000%, due 07/25/22	893	927
Series 1993-060, Class Z, 7.000%, due 05/25/23	19,570	20,778
Series 1993-070, Class Z, 6.900%, due 05/25/23	3,008	3,175
Series 1993-096, Class PZ, 7.000%, due 06/25/23	15,241	16,144
Series 1993-160, Class ZB, 6.500%, due 09/25/23	7,422	7,728
Series 1993-163, Class ZB, 7.000%, due 09/25/23	1,609	1,701

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 1998-066, Class FG,
1 mo. USD LIBOR + 0.300%, 2.566%, due 12/25/28[3]	8,753	$8,680
Series 1999-W4, Class A9, 6.250%, due 02/25/29	151,019	162,459
Series 2000-034, Class F,
1 mo. USD LIBOR + 0.450%, 2.716%, due 10/25/30[3]	2,659	2,639
Series 2002-080, Class A1, 6.500%, due 11/25/42	585,599	652,196
Series 2003-064, Class AH, 6.000%, due 07/25/33	1,368,966	1,539,680
Series 2003-W8, Class 2A, 7.000%, due 10/25/42	25,344	29,267
Series 2004-T1, Class 1A1, 6.000%, due 01/25/44	370,547	415,212
Series 2004-W8, Class 2A, 6.500%, due 06/25/44	429,806	486,822
Series 2005-024, Class ZE, 5.000%, due 04/25/35	624,243	677,847
Series 2005-120, Class ZU, 5.500%, due 01/25/36	1,589,708	1,757,930
Series 2006-065, Class GD, 6.000%, due 07/25/26	522,579	560,185
Trust 1993-037, Class PX, 7.000%, due 03/25/23	3,617	3,787
Trust G92-040, Class ZC, 7.000%, due 07/25/22	1,993	2,067
GNMA REMIC, Trust Series 2003-98, Class Z, 6.000%, due 11/20/33	4,049,174	4,552,725
Trust Series 2005-26, Class ZA, 5.500%, due 01/20/35	8,691,606	9,430,162
Trust Series 2015-H20, Class FB,
1 mo. USD LIBOR + 0.600%, 3.031%, due 08/20/65[3]	1,380,670	1,379,074
Trust Series 2016-154, Class WF,
1 mo. USD LIBOR + 0.400%, 2.802%, due 11/20/45[3]	636,650	634,762
Trust Series 2016-H11, Class F,
1 mo. USD LIBOR + 0.800%, 3.309%, due 05/20/66[3]	1,015,060	1,021,797
Trust Series 2016-H15, Class FA,
1 mo. USD LIBOR + 0.800%, 3.231%, due 07/20/66[3]	1,880,256	1,892,489
Trust Series 2016-H19, Class FE,
1 mo. USD LIBOR + 0.370%, 2.801%, due 06/20/61[3]	74,981	74,966
Trust Series 2017-182, Class FW,
1 mo. USD LIBOR + 0.350%, 2.752%, due 05/20/47[3]	916,654	918,484
Trust Series 2018-38, Class WF,
1 mo. USD LIBOR + 0.300%, 2.702%, due 10/20/43[3]	2,294,178	2,284,068
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 4.496%, due 09/25/35[7]	243,415	249,613
	Face amount[1]		Value
Collateralized mortgage obligations—(continued)
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A,
1 mo. USD LIBOR + 0.700%, 2.998%, due 01/19/35[3]		41,193	$36,901
Series 2005-4, Class 3A1, 4.416%, due 07/19/35[7]		207,823	195,963
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class A,
1 mo. USD LIBOR + 1.000%, 3.325%, due 06/15/32[3,8]		1,864,948	1,867,272
Series 2018-PHH, Class A,
1 mo. USD LIBOR + 0.910%, 3.235%, due 06/15/35[3,8]		1,550,537	1,551,483
JPMorgan Mortgage Trust, Series 2005-A8, Class 1A1, 4.301%, due 11/25/35[7]		686,191	638,610
Series 2006-A4, Class 2A2, 4.339%, due 06/25/36[7]		311,926	284,778
Ludgate Funding PLC, Series 2007-1, Class A2A,
3 mo. LIBOR GBP + 0.160%, 0.940%, due 01/01/61[3,6]	GBP	1,625,982	1,852,144
Series 2008-W1X, Class A1,
3 mo. LIBOR GBP + 0.600%, 1.380%, due 01/01/61[3,6]	GBP	701,924	829,549
Mansard Mortgages, Series 2007-1X, Class A2,
3 mo. LIBOR GBP + 0.180%, 0.947%, due 04/15/47[3,6]	GBP	1,043,674	1,207,104
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B, 3.446%, due 07/13/29[7,8]		1,800,000	1,822,150
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1, 6.500%, due 02/25/35[8]		677,459	690,262
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3,
1 mo. USD LIBOR + 0.200%, 2.604%, due 12/26/35[3,8]		1,080,310	1,071,321
OBX Trust, Series 2019-EXP2, Class 2A1A,
1 mo. USD LIBOR + 0.900%, 3.269%, due 07/25/59[3,8]		530,000	529,661
Reperforming Loan REMIC Trust, Series 2006-R1, Class AF1,
1 mo. USD LIBOR + 0.340%, 2.606%, due 01/25/36[3,8]		802,747	781,577
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23, 5.500%, due 12/25/34		429,978	447,918
Sequoia Mortgage Trust, Series 2007-3, Class 1A1,
1 mo. USD LIBOR + 0.200%, 2.472%, due 07/20/36[3]		139,733	135,537

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Collateralized mortgage obligations—(concluded)
Structured ARM Loan Trust, Series 2004-8, Class 3A, 4.412%, due 07/25/34[7]		309,820	$312,605
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1,
1 mo. USD LIBOR + 0.660%, 2.958%, due 09/19/32[3]		74,215	73,256
Series 2006-AR3, Class 11A1,
1 mo. USD LIBOR + 0.210%, 2.476%, due 04/25/36[3]		1,445,457	1,414,034
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1, 4.087%, due 09/25/37[7]		776,484	782,322
United States Small Business Administration, Series 1999-20K, Class 1, 7.060%, due 11/01/19		4,911	4,926
Series 2002-20K, Class 1, 5.080%, due 11/01/22		119,816	122,995
Series 2005-20H, Class 1, 5.110%, due 08/01/25		186,346	194,929
Series 2007-20D, Class 1, 5.320%, due 04/01/27		748,475	789,520
Uropa Securities PLC, Series 2007-1, Class A3A,
3 mo. LIBOR GBP + 0.200%, 0.976%, due 10/10/40[3,6]	GBP	2,929,160	3,376,930
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A,
12 mo. MTA + 1.400%, 3.909%, due 06/25/42[3]		16,969	16,856
Series 2005-AR13, Class A1A1,
1 mo. USD LIBOR + 0.290%, 2.556%, due 10/25/45[3]		559,245	558,279
Series 2006-AR2, Class 2A1, 3.596%, due 03/25/36[7]		597,734	547,111
Series 2006-AR9, Class 1A,
12 mo. MTA + 1.000%, 3.509%, due 08/25/46[3]		625,583	583,522
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 4.901%, due 12/25/33[7]		94,428	97,930
Series 2004-CC, Class A1, 4.986%, due 01/25/35[7]		34,155	35,194
Series 2004-DD, Class 2A6, 5.012%, due 01/25/35[7]		314,299	326,256
Series 2006-AR2, Class 2A1, 4.998%, due 03/25/36[7]		337,426	346,332
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, IO, 0.817%, due 09/15/57[7]		6,620,084	220,250
Series 2014-LC14, Class XA, IO, 1.227%, due 03/15/47[7]		3,451,658	147,644
Total collateralized mortgage obligations (cost—$86,749,114)			89,654,937
	Face amount[1]		Value
Asset-backed securities—8.8%
Accredited Mortgage Loan Trust, Series 2004-2, Class A1,
1 mo. USD LIBOR + 0.580%, 2.846%, due 07/25/34[3]		929,474	$920,174
Ally Auto Receivables Trust, Series 2018-3, Class A2, 2.720%, due 05/17/21		889,472	889,998
AM Capital Funding LLC, Series 2018-1, Class A, 4.980%, due 12/15/23[8]		440,000	462,909
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A2B,
1 mo. USD LIBOR + 0.230%, 2.530%, due 07/19/21[3]		404,833	404,791
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL1, Class A,
1 mo. USD LIBOR + 1.300%, 3.625%, due 04/15/27[3,8]		2,000,000	2,001,255
Avery Point III CLO Ltd., Series 2013-3A, Class AR,
3 mo. USD LIBOR + 1.120%, 3.420%, due 01/18/25[3,8]		217,648	218,011
Avery Point IV CLO Ltd., Series 2014-1A, Class AR,
3 mo. USD LIBOR + 1.100%, 3.376%, due 04/25/26[3,8]		705,318	705,499
CHEC Loan Trust, Series 2004-2, Class M1,
1 mo. USD LIBOR + 0.640%, 2.906%, due 06/25/34[3]		456,116	451,747
Chesapeake Funding II LLC, Series 2018-2A, Class A1, 3.230%, due 08/15/30[8]		1,635,575	1,654,078
Series 2018-2A, Class A2, 1 mo. USD LIBOR + 0.370%, 2.859%, due 08/15/303,8		1,635,575	1,634,058
Cork Street CLO Designated Activity Co., Series 1A, Class A1BE,
3 mo. Euribor + 0.760%, 0.760%, due 11/27/28[3,8]	EUR	2,400,000	2,656,551
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A, 6.172%, due 06/25/36[9]		328,421	156,955
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A,
1 mo. USD LIBOR + 0.820%, 3.145%, due 09/15/29[3]		43,863	43,568
Evans Grove CLO Ltd., Series 2018-1A, Class A1,
3 mo. USD LIBOR + 0.920%, 3.441%, due 05/28/28[3,8]		1,600,000	1,587,211
Figueroa CLO Ltd., Series 2014-1A, Class AR,
3 mo. USD LIBOR + 0.900%, 3.203%, due 01/15/27[3,8]		1,295,285	1,291,949

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Asset-backed securities—(continued)
First Frankin Mortgage Loan Trust, Series 2005-FFH3, Class M2,
1 mo. USD LIBOR + 0.795%, 3.061%, due 09/25/35[3]	413,149	$414,539
Flagship VII Ltd., Series 2013-7A, Class A1R,
3 mo. USD LIBOR + 1.120%, 3.398%, due 01/20/26[3,8]	167,489	167,534
Gallatin CLO IX Ltd., Series 2018-1A, Class A,
3 mo. USD LIBOR + 1.050%, 3.328%, due 01/21/28[3,8]	1,600,000	1,596,101
GM Financial Automobile Leasing Trust, Series 2019-1, Class A2A, 2.910%, due 04/20/21	800,000	802,341
GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A2,
1 mo. USD LIBOR + 0.380%, 2.864%, due 03/15/23[3,8]	1,900,000	1,901,029
GSAMP Trust, Series 2006-HE4, Class A1,
1 mo. USD LIBOR + 0.140%, 2.406%, due 06/25/36[3]	1,651,752	1,622,951
Home Equity Asset Trust, Series 2005-2, Class M5,
1 mo. USD LIBOR + 1.095%, 3.361%, due 07/25/35[3]	980,865	989,661
Hyundai Auto Lease Securitization Trust, Series 2019-A, Class A2, 2.920%, due 07/15/21[8]	730,000	732,896
Jamestown CLO V Ltd., Series 2014-5A, Class AR,
3 mo. USD LIBOR + 1.220%, 3.523%, due 01/17/27[3,8]	765,133	766,138
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1,
1 mo. USD LIBOR + 0.390%, 2.656%, due 05/25/35[3]	2,400,000	2,393,867
JPMorgan Mortgage Acquisition Trust, Series 2006-NC1, Class A1,
1 mo. USD LIBOR + 0.170%, 2.436%, due 04/25/36[3]	389,511	388,932
Series 2007-CH1, Class MV2,
1 mo. USD LIBOR + 0.280%, 2.546%, due 11/25/36[3]	1,680,000	1,674,194
Series 2007-CH2, Class AV1,
1 mo. USD LIBOR + 0.160%, 2.426%, due 01/25/37[3]	24,462	24,459
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, 1 mo. USD LIBOR + 1.130%, 3.455%, due 05/15/28[3,8]	1,600,000	1,603,004
Loomis Sayles CLO II Ltd., Series 2015-2A, Class A1R, 3 mo. USD LIBOR + 0.900%, 3.203%, due 04/15/28[3,8]	1,900,000	1,884,333
	Face amount[1]	Value
Asset-backed securities—(continued)
LP Credit Card ABS Master Trust, Series 2018-1, Class A,
1 mo. USD LIBOR + 1.550%, 3.822%, due 08/20/24[3,8]	1,470,927	$1,457,012
M360 LLC, Series 2018-CRE1, Class A, 4.395%, due 07/24/28[8]	1,600,000	1,599,854
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2,
1 mo. USD LIBOR + 0.705%, 2.971%, due 12/25/34[3]	219,445	208,455
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1,
1 mo. USD LIBOR + 1.575%, 3.841%, due 11/25/32[3]	572,978	574,810
Mountain View CLO Ltd., Series 2014-1A, Class ARR,
3 mo. USD LIBOR + 0.800%, 3.103%, due 10/15/26[3,8]	1,072,619	1,068,392
Navient Private Education Loan Trust, Series 2018-BA, Class A1,
1 mo. USD LIBOR + 0.350%, 2.675%, due 12/15/59[3,8]	589,897	589,573
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A1, 3.010%, due 06/16/42[8]	977,843	983,170
New Century Home Equity Loan Trust, Series 2005-B, Class M1,
1 mo. USD LIBOR + 0.480%, 2.746%, due 10/25/35[3]	1,900,000	1,847,872
Series 2005-D, Class A2D,
1 mo. USD LIBOR + 0.330%, 2.596%, due 02/25/36[3]	962,753	966,044
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.430%, due 12/16/24[8]	1,600,000	1,625,090
RASC, Series 2005-KS11 Trust, Class M2,
1 mo. USD LIBOR + 0.420%, 2.686%, due 12/25/35[3]	1,100,000	1,101,369
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2,
1 mo. USD LIBOR + 1.350%, 3.616%, due 12/25/34[3]	753,022	756,137
Saxon Asset Securities Trust, Series 2004-1, Class M1,
1 mo. USD LIBOR + 0.795%, 3.159%, due 03/25/35[3]	338,998	330,277
Series 2006-1, Class M1,
1 mo. USD LIBOR + 0.465%, 2.731%, due 03/25/36[3]	2,000,000	1,842,131
SoFi Professional Loan Program, Series 2017-A, Class A2A, 1.550%, due 03/26/40[8]	69,981	69,888

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Asset-backed securities—(concluded)
Sound Point CLO X Ltd., Series 2015-3A, Class AR,
3 mo. USD LIBOR + 0.890%, 3.168%, due 01/20/28[3,8]	1,600,000	$1,597,237
Soundview Home Loan Trust, Series 2006-OPT2, Class A3,
1 mo. USD LIBOR + 0.180%, 2.446%, due 05/25/36[3]	432,182	431,693
Series 2006-OPT3, Class 2A4,
1 mo. USD LIBOR + 0.250%, 2.516%, due 06/25/36[3]	2,675,000	2,604,135
Structured Asset Securities Corp., Series 2001-SB1, Class A2, 3.375%, due 08/25/31	258,005	254,926
Series 2005-WF1, Class M1,
1 mo. USD LIBOR + 0.660%, 2.926%, due 02/25/35[3]	171,474	172,052
Symphony CLO XII Ltd., Series 2013-12A, Class AR,
3 mo. USD LIBOR + 1.030%, 3.333%, due 10/15/25[3,8]	1,514,955	1,515,129
Telos CLO Ltd., Series 2014-6A, Class A1R,
3 mo. USD LIBOR + 1.270%, 3.573%, due 01/17/27[3,8]	1,777,165	1,778,328
TICP CLO III-2 Ltd.,
Series 2018-3R, Class A,
3 mo. USD LIBOR + 0.840%, 3.118%, due 04/20/28[3,8]	1,300,000	1,293,449
Toyota Auto Receivables Owner Trust, Series 2018-B, Class A2A, 2.640%, due 03/15/21	682,455	683,212
Trillium Credit Card Trust II, Series 2018-1A, Class A,
1 mo. USD LIBOR + 0.250%, 2.734%, due 02/27/23[3,8]	1,800,000	1,800,824
Utah State Board of Regents, Series 2017-1, Class A,
1 mo. USD LIBOR + 0.750%, 3.154%, due 01/25/57[3]	733,718	733,740
Verizon Owner Trust, Series 2017-1A, Class A, 2.060%, due 09/20/21[8]	622,778	622,076
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A, 2.980%, due 01/18/22[8]	1,571,690	1,575,063
WhiteHorse X Ltd., Series 2015-10A, Class A1R,
3 mo. USD LIBOR + 0.930%, 3.233%, due 04/17/27[3,8]	1,379,939	1,376,928
World Omni Auto Receivables Woart Trust, Series 2019-A, Class A3, 3.040%, due 05/15/24	2,000,000	2,038,147
Total asset-backed securities (cost—$63,314,873)		65,537,746
	Face amount[1]	Value
Corporate bonds—60.4%
Advertising—0.0%†
Outfront Media Capital LLC/ Outfront Media Capital Corp. 5.000%, due 08/15/27[8]	30,000	$30,450
5.875%, due 03/15/25	160,000	164,539
		194,989
Aerospace & defense—0.4%
BBA US Holdings, Inc. 5.375%, due 05/01/26[8]	135,000	141,264
Spirit AeroSystems, Inc. 3.950%, due 06/15/23	1,500,000	1,539,507
TransDigm, Inc. 6.250%, due 03/15/26[8]	300,000	314,625
6.375%, due 06/15/26	55,000	56,015
7.500%, due 03/15/27[8]	30,000	31,650
United Technologies Corp. 3.100%, due 06/01/22	1,200,000	1,226,463
		3,309,524
Agriculture—0.5%
BAT Capital Corp. 3 mo. USD LIBOR + 0.880%, 3.398%, due 08/15/22[3]	1,300,000	1,304,406
4.540%, due 08/15/47	890,000	842,144
Darling Ingredients, Inc. 5.250%, due 04/15/27[8]	70,000	72,743
Philip Morris International, Inc. 2.500%, due 11/02/22	1,800,000	1,807,053
		4,026,346
Airlines—0.8%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.375%, due 05/15/21[8]	1,328,159	1,367,605
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.950%, due 01/15/23	1,291,184	1,354,710
Series 2017-2, Class A, 3.600%, due 10/15/29	945,877	946,661
Continental Airlines Pass-Through Trust, Series 2009-2, Class A, 7.250%, due 11/10/19	681,319	688,745
Series 2012-2, Class A, 4.000%, due 10/29/24	1,157,689	1,212,563
Northwest Airlines, Series 2000-1, Class G, 7.150%, due 10/01/19	205,641	206,876
		5,777,160
Auto & truck—3.0%
Aviation Capital Group LLC 7.125%, due 10/15/20[8]	1,100,000	1,157,482
Avolon Holdings Funding Ltd. 3.950%, due 07/01/24[8]	565,000	578,114
General Motors Financial Co., Inc. 3 mo. USD LIBOR + 0.540%, 3.105%, due 11/06/20[3]	1,500,000	1,495,561

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Auto & truck—(concluded)
3.200%, due 07/13/20		1,300,000	$1,305,695
3.550%, due 04/09/21		1,600,000	1,622,640
5.100%, due 01/17/24		1,725,000	1,848,609
General Motors Financial Co., Inc. EMTN 3 mo. Euribor + 0.550%, 0.207%, due 03/26/22[3,6]		EUR 1,200,000	1,315,101
Harley-Davidson Financial Services, Inc. 2.550%, due 06/09/22[8]		1,100,000	1,092,707
3 mo. USD LIBOR + 0.940%, 3.460%, due 03/02/21[3,8]		1,500,000	1,498,923
IHO Verwaltungs GmbH, 4.750% Cash or 5.500 PIK, 4.750%, due 09/15/26[8,10]		200,000	193,500
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.900%, due 02/01/24[8]		1,200,000	1,257,783
4.250%, due 01/17/23[8]		1,300,000	1,364,098
SMBC Aviation Capital Finance DAC 2.650%, due 07/15/21[8,11]		400,000	398,985
4.125%, due 07/15/23[8]		1,600,000	1,672,056
Volkswagen Group of America Finance LLC 3 mo. USD LIBOR + 0.940%, 3.475%, due 11/12/21[3,8]		1,500,000	1,512,006
4.625%, due 11/13/25[8]		1,500,000	1,648,393
4.750%, due 11/13/28[8]		1,500,000	1,635,851
ZF North America Capital, Inc. 4.000%, due 04/29/20[8]		900,000	904,229
			22,501,733
Auto parts & equipment—0.0%†
Goodyear Tire & Rubber Co./The 5.125%, due 11/15/23		40,000	40,500
Banking-non-US—9.8%
Bank of Ireland (fixed, converts to FRN on 06/18/20), 7.375%, due 06/18/20[6,12]		EUR 949,000	1,098,154
Bank of Scotland PLC EMTN 6.375%, due 08/16/19	GBP	1,100,000	1,340,259
Barclays PLC 3 mo. USD LIBOR + 1.625%, 3.963%, due 01/10/23[3]		2,000,000	2,011,394
4.375%, due 01/12/26		790,000	815,871
(fixed, converts to FRN on 02/15/22), 4.610%, due 02/15/23		1,100,000	1,132,288
4.836%, due 05/09/28		535,000	544,362
(fixed, converts to FRN on 05/16/28), 4.972%, due 05/16/29		1,100,000	1,164,313
(fixed, converts to FRN on 09/15/19), 7.000%, due 09/15/19[6,12]	GBP	2,000,000	2,433,221
7.625%, due 11/21/22		1,600,000	1,758,056
(fixed, converts to FRN on 12/15/20), 8.000%, due 12/15/20[12]	EUR	1,000,000	1,184,490
Cooperatieve Rabobank UA 3.875%, due 09/26/23[8]		1,500,000	1,577,589
6.875%, due 03/19/20[6]	EUR	1,400,000	1,613,730
	Face amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—(continued)
Credit Suisse AG 6.500%, due 08/08/23[8]		500,000	$552,486
Credit Suisse Group AG 3 mo. USD LIBOR + 1.240%, 3.676%, due 06/12/24[3,8]		1,600,000	1,609,525
(fixed, converts to FRN on 06/12/23), 4.207%, due 06/12/24[8]		1,600,000	1,675,620
(fixed, converts to FRN on 12/11/23), 7.500%, due 12/11/23[8,12]		700,000	772,100
Credit Suisse Group Funding Guernsey Ltd. 3.750%, due 03/26/25		2,000,000	2,081,982
3.800%, due 09/15/22		1,900,000	1,963,717
3.800%, due 06/09/23		3,200,000	3,318,340
Deutsche Bank AG 2.700%, due 07/13/20		700,000	696,661
3.300%, due 11/16/22		1,900,000	1,883,768
3.950%, due 02/27/23		1,300,000	1,311,701
4.250%, due 10/14/21		1,100,000	1,112,023
HSBC Holdings PLC 3.400%, due 03/08/21		1,700,000	1,722,708
(fixed, converts to FRN on 05/22/27), 6.000%, due 05/22/27[12]		870,000	875,438
Industrial & Commercial Bank of China Ltd. EMTN
3 mo. USD LIBOR + 0.875%, 3.400%, due 11/29/19[3,6]		1,500,000	1,501,410
ING Bank N.V. 2.625%, due 12/05/22[8]		3,400,000	3,456,107
International Bank for Reconstruction & Development 0.250%, due 05/21/29	EUR	130,000	149,352
0.500%, due 06/21/35	EUR	130,000	149,111
Lloyds Bank PLC EMTN 7.500%, due 04/02/32[6,9]		2,200,000	1,734,580
Lloyds Banking Group PLC 3.000%, due 01/11/22		1,300,000	1,306,833
3 mo. USD LIBOR + 0.800%, 3.186%, due 06/21/21[3]		1,300,000	1,303,571
Lloyds Banking Group PLC MTN 4.000%, due 03/07/25	AUD	1,700,000	1,241,761
Mitsubishi UFJ Financial Group, Inc. 2.950%, due 03/01/21		748,000	753,236
3 mo. USD LIBOR + 0.740%, 3.260%, due 03/02/23[3]		1,600,000	1,599,271
3.455%, due 03/02/23		1,900,000	1,957,538
Mizuho Financial Group, Inc. (fixed, converts to FRN on 09/11/23), 3.922%, due 09/11/24		1,100,000	1,152,821
National Australia Bank Ltd. 3.625%, due 06/20/23		1,600,000	1,671,920
Nederlandse Waterschapsbank N.V. EMTN 0.500%, due 04/29/30[6]	EUR	300,000	347,582
1.250%, due 05/27/36[6]	EUR	235,000	295,852
NRW Bank 1.200%, due 03/28/39	EUR	260,000	323,567

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Corporate bonds—(continued)
Banking-non-US—(concluded)
Royal Bank of Scotland Group PLC 4.800%, due 04/05/26	315,000	$336,607
(fixed, converts to FRN on 08/10/20), 7.500%, due 08/10/20[12]	1,100,000	1,117,875
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[12]	1,100,000	1,170,125
Santander UK Group Holdings PLC 2.875%, due 08/05/21	1,700,000	1,698,878
3.125%, due 01/08/21	1,700,000	1,706,900
Skandinaviska Enskilda Banken AB
3 mo. USD LIBOR + 0.430%, 2.955%, due 05/17/21[3,8]	1,600,000	1,605,056
3.250%, due 05/17/21[8]	1,600,000	1,621,168
Standard Chartered PLC
(fixed, converts to FRN on 05/21/24), 3.785%, due 05/21/25[8]	1,500,000	1,528,493
Sumitomo Mitsui Financial Group, Inc. 2.696%, due 07/16/24	1,400,000	1,399,343
UniCredit SpA 7.830%, due 12/04/23[8]	3,300,000	3,812,391
United Overseas Bank Ltd. 3.200%, due 04/23/21[8]	1,600,000	1,622,311
		72,813,455
Banking-US—5.3%
Aviation Capital Group Corp. 6.750%, due 04/06/21[8]	4,820,000	5,140,104
Banco Santander SA 3.800%, due 02/23/28	380,000	390,000
Bank of America Corp. (fixed, converts to FRN on 01/23/21), 2.738%, due 01/23/22	325,000	326,027
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	3,131,000	3,175,287
(fixed, converts to FRN on 04/24/27), 3.705%, due 04/24/28	530,000	556,665
Bank of America Corp. MTN (fixed, converts to FRN on 07/23/23), 3.864%, due 07/23/24	1,600,000	1,677,240
(fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29	405,000	432,927
4.000%, due 01/22/25	1,500,000	1,575,425
4.125%, due 01/22/24	3,700,000	3,947,116
BBVA USA 3.500%, due 06/11/21	1,600,000	1,625,303
CIT Group, Inc. 4.750%, due 02/16/24	55,000	58,369
5.000%, due 08/15/22	500,000	528,750
5.250%, due 03/07/25	45,000	49,331
6.125%, due 03/09/28	35,000	40,338
Dexia Credit Local SA 2.375%, due 09/20/22[8]	3,000,000	3,019,370
Discover Bank 4.200%, due 08/08/23	1,600,000	1,696,342
	Face amount[1]	Value
Corporate bonds—(continued)
Banking-US—(concluded)
JPMorgan Chase Bank NA (fixed, converts to FRN on 04/26/20), 3.086%, due 04/26/21	3,000,000	$3,013,860
Regions Bank/Birmingham AL (fixed, converts to FRN on 08/13/20), 3.374%, due 08/13/21	1,600,000	1,612,712
Synchrony Bank 3.650%, due 05/24/21	1,600,000	1,624,658
Wells Fargo & Co. 2.100%, due 07/26/21	1,200,000	1,194,654
2.500%, due 03/04/21	1,200,000	1,204,286
3 mo. USD LIBOR + 1.230%, 3.486%, due 10/31/23[3]	1,400,000	1,426,127
Wells Fargo & Co. GMTN 2.600%, due 07/22/20	1,800,000	1,804,838
Wells Fargo & Co. MTN (fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	1,500,000	1,529,256
Wells Fargo Bank NA 3.550%, due 08/14/23	735,000	765,904
3.625%, due 10/22/21	1,300,000	1,335,011
		39,749,900
Beverages—1.2%
Anheuser-Busch InBev Worldwide, Inc. 4.600%, due 04/15/48	325,000	357,589
4.750%, due 04/15/58	555,000	613,973
5.800%, due 01/23/59	395,000	503,729
Constellation Brands, Inc. 2.250%, due 11/06/20	953,000	950,264
2.650%, due 11/07/22	1,600,000	1,606,701
Keurig Dr Pepper, Inc. 4.057%, due 05/25/23	1,600,000	1,677,990
Pernod Ricard SA 4.250%, due 07/15/22[8]	1,500,000	1,572,055
4.450%, due 01/15/22[8]	1,500,000	1,571,971
		8,854,272
Biotechnology—0.4%
Celgene Corp. 3.250%, due 08/15/22	1,600,000	1,640,786
3.550%, due 08/15/22	930,000	960,596
		2,601,382
Building & construction—0.1%
Lennar Corp. 5.375%, due 10/01/22	125,000	133,281
Meritage Homes Corp. 7.000%, due 04/01/22	50,000	54,625
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[8]	70,000	72,625
Taylor Morrison Communities, Inc. 5.750%, due 01/15/28[8]	45,000	46,575
5.875%, due 06/15/27[8]	75,000	78,375

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Corporate bonds—(continued)
Building & construction—(concluded)
Taylor Morrison Communities, Inc./ Taylor Morrison Holdings II, Inc. 5.625%, due 03/01/24[8]	140,000	$145,950
Toll Brothers Finance Corp. 4.350%, due 02/15/28	40,000	40,380
4.875%, due 11/15/25	40,000	42,100
5.625%, due 01/15/24	105,000	113,006
TRI Pointe Group, Inc. 5.250%, due 06/01/27	50,000	49,250
TRI Pointe Group, Inc./ TRI Pointe Homes, Inc. 5.875%, due 06/15/24	30,000	31,275
		807,442
Building materials—0.1%
JELD-WEN, Inc. 4.625%, due 12/15/25[8]	55,000	54,106
4.875%, due 12/15/27[8]	95,000	92,981
Masonite International Corp. 5.375%, due 02/01/28[8]	40,000	41,032
5.625%, due 03/15/23[8]	40,000	41,080
5.750%, due 09/15/26[8]	125,000	130,313
		359,512
Cable—0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.000%, due 02/01/28[8]	175,000	179,602
5.125%, due 05/01/23[8]	180,000	184,302
5.250%, due 09/30/22	100,000	101,125
5.375%, due 05/01/25[8]	75,000	77,438
5.750%, due 02/15/26[8]	190,000	200,157
CSC Holdings LLC 5.500%, due 05/15/26[8]	200,000	209,000
5.500%, due 04/15/27[8]	200,000	209,500
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 5.000%, due 01/15/25[8]	200,000	206,340
		1,367,464
Chemicals—0.5%
CF Industries, Inc. 5.375%, due 03/15/44	110,000	103,400
7.125%, due 05/01/20	70,000	72,012
Element Solutions, Inc. 5.875%, due 12/01/25[8]	120,000	122,100
HB Fuller Co. 4.000%, due 02/15/27	20,000	18,600
NOVA Chemicals Corp. 5.250%, due 08/01/23[8]	55,000	55,962
Olin Corp. 5.625%, due 08/01/29	50,000	51,313
PQ Corp. 6.750%, due 11/15/22[8]	170,000	175,737
Syngenta Finance N.V. 3.698%, due 04/24/20[8]	1,480,000	1,489,657
4.441%, due 04/24/23[8]	1,600,000	1,673,211
	Face amount[1]	Value
Corporate bonds—(continued)
Chemicals—(concluded)
Tronox Finance PLC 5.750%, due 10/01/25[8]	30,000	$28,238
Tronox, Inc. 6.500%, due 04/15/26[8]	55,000	52,668
WR Grace & Co-Conn 5.125%, due 10/01/21[8]	45,000	46,631
5.625%, due 10/01/24[8]	15,000	16,200
		3,905,729
Commercial services—1.3%
ADT Security Corp./The 3.500%, due 07/15/22	85,000	84,469
4.875%, due 07/15/32[8]	25,000	21,688
Advanced Disposal Services, Inc. 5.625%, due 11/15/24[8]	90,000	94,473
Aircastle Ltd. 5.500%, due 02/15/22	1,500,000	1,588,436
Avis Budget Car Rental LLC/ Avis Budget Finance, Inc. 5.750%, due 07/15/27[8]	125,000	126,250
CDK Global, Inc. 4.875%, due 06/01/27	40,000	41,354
5.000%, due 10/15/24[9]	75,000	79,498
5.875%, due 06/15/26	55,000	58,506
Clean Harbors, Inc. 4.875%, due 07/15/27[8]	30,000	30,934
5.125%, due 07/15/29[8]	15,000	15,811
ERAC USA Finance LLC 2.350%, due 10/15/19[8]	1,650,000	1,649,509
Harsco Corp. 5.750%, due 07/31/27[8]	65,000	66,950
Hertz Corp./The 5.500%, due 10/15/24[8]	75,000	73,687
7.125%, due 08/01/26[8]	55,000	56,172
IHS Markit Ltd. 5.000%, due 11/01/22[8]	901,000	953,026
Iron Mountain US Holdings, Inc. 5.375%, due 06/01/26[8]	145,000	146,450
Iron Mountain, Inc. 4.875%, due 09/15/27[8]	60,000	59,550
5.250%, due 03/15/28[8]	205,000	206,025
Live Nation Entertainment, Inc. 4.875%, due 11/01/24[8]	165,000	170,156
Moody's Corp. 2.625%, due 01/15/23	1,700,000	1,706,820
R.R. Donnelley & Sons Co. 7.875%, due 03/15/21	21,000	21,341
Republic Services, Inc. 3.550%, due 06/01/22	2,100,000	2,157,771
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[8]	220,000	228,800
Service Corp. International 5.125%, due 06/01/29	50,000	52,625
5.375%, due 05/15/24	90,000	92,369

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Corporate bonds—(continued)
Commercial services—(concluded)
ServiceMaster Co. LLC/The 5.125%, due 11/15/24[8]	195,000	$201,768
		9,984,438
Communications equipment—0.9%
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[8]	1,800,000	1,841,243
4.625%, due 06/15/22[8]	700,000	732,387
4.875%, due 03/01/24[8]	1,500,000	1,608,591
QUALCOMM, Inc. 4.800%, due 05/20/45	2,000,000	2,276,939
		6,459,160
Computers—0.8%
Apple, Inc. 2.450%, due 08/04/26	610,000	609,094
4.650%, due 02/23/46	455,000	544,817
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[8]	2,100,000	2,162,337
5.450%, due 06/15/23[8]	845,000	911,546
6.020%, due 06/15/26[8]	450,000	497,267
International Business Machines Corp. 4.150%, due 05/15/39	550,000	597,987
4.250%, due 05/15/49	555,000	600,173
Western Digital Corp. 4.750%, due 02/15/26	135,000	133,481
		6,056,702
Construction & engineering—0.3%
AECOM 5.875%, due 10/15/24	35,000	37,800
frontdoor, Inc. 6.750%, due 08/15/26[8]	185,000	197,025
Sydney Airport Finance Co. Pty Ltd. 3.375%, due 04/30/25[8]	1,800,000	1,829,657
		2,064,482
Consumer products—0.3%
Reckitt Benckiser Treasury Services PLC 2.375%, due 06/24/22[8]	2,300,000	2,294,446
Spectrum Brands, Inc. 5.750%, due 07/15/25	85,000	88,056
6.625%, due 11/15/22	17,000	17,340
		2,399,842
Containers & packaging—0.0%†
Owens-Brockway Glass Container, Inc. 5.000%, due 01/15/22[8]	75,000	77,250
Sealed Air Corp. 5.250%, due 04/01/23[8]	75,000	79,875
5.500%, due 09/15/25[8]	70,000	75,775
		232,900
Distribution/wholesale—0.1%
IAA, Inc. 5.500%, due 06/15/27[8]	110,000	115,019
	Face amount[1]		Value
Corporate bonds—(continued)
Distribution/wholesale—(concluded)
KAR Auction Services, Inc. 5.125%, due 06/01/25[8]		115,000	$118,163
LKQ Corp. 4.750%, due 05/15/23		135,000	137,227
			370,409
Diversified financials—4.5%
AerCap Ireland Capital DAC/ AerCap Global Aviation Trust 4.450%, due 10/01/25		650,000	688,030
4.450%, due 04/03/26		1,800,000	1,901,773
5.000%, due 10/01/21		1,326,000	1,387,717
AIG Global Funding 3.350%, due 06/25/21[8]		1,600,000	1,627,083
Air Lease Corp. 3.500%, due 01/15/22[11]		1,600,000	1,638,650
Air Lease Corp. MTN 4.250%, due 02/01/24[11]		1,200,000	1,262,365
American Express Co. 3.375%, due 05/17/21		1,600,000	1,628,480
BOC Aviation Ltd. 3.500%, due 10/10/24[8]		1,500,000	1,526,006
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust,
Series 2012-1, Class A, 5.125%, due 11/30/22[8]		284,251	296,689
Emerald Bay SA 2.595%, due 10/08/20[8,13]	EUR	1,553,000	1,667,599
First Data Corp. 5.000%, due 01/15/24[8]		215,000	220,267
GE Capital UK Funding Unlimited Co. EMTN 5.125%, due 05/24/23[6]	GBP	1,000,000	1,361,156
Global Aircraft Leasing Co. Ltd., 6.750% Cash or 7.250% PIK, 6.500%, due 09/15/24[8,10]		70,000	69,738
Goldman Sachs Group, Inc./The 2.600%, due 04/23/20		255,000	255,265
(fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22		1,300,000	1,308,506
3 mo. USD LIBOR + 1.160%, 3.419%, due 04/23/20[3]		1,800,000	1,810,247
(fixed, converts to FRN on 04/23/28), 3.814%, due 04/23/29		1,005,000	1,050,487
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38		455,000	474,604
5.150%, due 05/22/45		565,000	654,370
Series D, 6.000%, due 06/15/20		3,400,000	3,506,173
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[14,15]		1,900,000	26,030
1.000%, due 01/24/13[14,15]		4,500,000	61,650
1.000%, due 12/30/16[14]		900,000	12,330
LPL Holdings, Inc. 5.750%, due 09/15/25[8]		293,000	303,255
Navient Corp. 5.875%, due 10/25/24		25,000	25,625

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Corporate bonds—(continued)
Diversified financials—(concluded)
Navient Corp. MTN 6.125%, due 03/25/24	70,000	$73,595
8.000%, due 03/25/20	35,000	36,094
Series A, 5.625%, due 01/25/25	500,000	445,720
NTT Finance Corp. EMTN 1.900%, due 07/21/21[6]	2,000,000	1,979,208
Quicken Loans, Inc. 5.250%, due 01/15/28[8]	1,600,000	1,620,000
Rio Oil Finance Trust, Series 2014-1, 9.250%, due 07/06/24[8]	1,132,684	1,258,695
Springleaf Finance Corp. 5.625%, due 03/15/23	40,000	42,750
6.125%, due 05/15/22	85,000	91,163
6.125%, due 03/15/24	15,000	16,252
6.625%, due 01/15/28	40,000	43,100
6.875%, due 03/15/25	1,370,000	1,532,455
7.125%, due 03/15/26	35,000	39,309
7.750%, due 10/01/21	105,000	114,723
8.250%, due 12/15/20	50,000	53,328
Synchrony Financial 2.850%, due 07/25/22	1,150,000	1,150,716
		33,261,203
Diversified manufacturing—0.1%
General Electric Co.
(fixed, converts to FRN on 01/21/21), 5.000%, due 01/21/21[12]	579,000	560,906
Electric utilities—2.5%
American Transmission Systems, Inc. 5.250%, due 01/15/22[8]	900,000	956,674
Commonwealth Edison Co. 3.700%, due 03/01/45	745,000	774,379
DTE Energy Co., Series C, 3.400%, due 06/15/29	655,000	670,121
Duke Energy Corp. 3.550%, due 09/15/21	1,300,000	1,329,344
3.750%, due 04/15/24	1,700,000	1,785,578
LG&E & KU Energy LLC 4.375%, due 10/01/21	1,440,000	1,486,765
Mississippi Power Co. 3 mo. USD LIBOR + 0.650%, 2.961%, due 03/27/20[3]	1,900,000	1,900,619
NextEra Energy Capital Holdings, Inc. 3.200%, due 02/25/22	1,500,000	1,526,542
3 mo. USD LIBOR + 0.720%, 3.241%, due 02/25/22[3]	1,500,000	1,510,035
3.550%, due 05/01/27	1,700,000	1,780,343
NextEra Energy Operating Partners LP 4.250%, due 07/15/24[8]	40,000	40,600
4.250%, due 09/15/24[8]	53,000	53,530
Niagara Mohawk Power Corp. 4.278%, due 12/15/28[8]	2,100,000	2,329,790
	Face amount[1]	Value
Corporate bonds—(continued)
Electric utilities—(concluded)
NRG Energy, Inc. 5.250%, due 06/15/29[8]	35,000	$36,874
6.625%, due 01/15/27	140,000	149,267
7.250%, due 05/15/26	105,000	113,360
Ohio Power Co., Series M, 5.375%, due 10/01/21	480,000	510,507
Southern Co./The 2.350%, due 07/01/21	1,600,000	1,595,607
Talen Energy Supply LLC 6.500%, due 06/01/25	45,000	36,225
6.625%, due 01/15/28[8]	105,000	101,063
7.250%, due 05/15/27[8]	80,000	78,970
		18,766,193
Electric-generation—0.3%
Calpine Corp. 5.375%, due 01/15/23	100,000	100,750
5.750%, due 01/15/25	145,000	145,000
Greenko Solar Mauritius Ltd. 5.950%, due 07/29/26[8]	1,300,000	1,293,456
Vistra Operations Co. LLC 5.000%, due 07/31/27[8]	140,000	143,325
5.500%, due 09/01/26[8]	60,000	62,700
5.625%, due 02/15/27[8]	90,000	94,950
		1,840,181
Electric-integrated—1.9%
Edison International 2.950%, due 03/15/23	1,500,000	1,484,141
Enel Finance International N.V. 4.250%, due 09/14/23[8]	1,600,000	1,685,558
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	2,523,862
PPL Capital Funding, Inc. 3.500%, due 12/01/22	1,700,000	1,748,496
Puget Energy, Inc. 6.500%, due 12/15/20	6,000,000	6,304,749
		13,746,806
Electric/Gas—0.1%
MPLX LP 4.700%, due 04/15/48	605,000	609,597
Electronics—1.4%
Amkor Technology, Inc. 6.625%, due 09/15/27[8]	60,000	62,850
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.200%, due 01/15/21	1,100,000	1,091,519
3.000%, due 01/15/22	1,600,000	1,606,290
3.625%, due 01/15/24	1,800,000	1,819,662
Energizer Holdings, Inc. 5.500%, due 06/15/25[8]	20,000	20,306
6.375%, due 07/15/26[8]	70,000	72,975
7.750%, due 01/15/27[8]	50,000	54,375

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Corporate bonds—(continued)
Electronics—(concluded)
Microchip Technology, Inc. 3.922%, due 06/01/21	1,300,000	$1,322,641
4.333%, due 06/01/23	595,000	618,399
Micron Technology, Inc. 4.975%, due 02/06/26	1,400,000	1,489,989
5.500%, due 02/01/25	40,000	41,101
Monongahela Power Co. 3.550%, due 05/15/27[8]	1,800,000	1,869,617
Resideo Funding, Inc. 6.125%, due 11/01/26[8]	170,000	179,562
Sensata Technologies UK Financing Co. PLC 6.250%, due 02/15/26[8]	65,000	68,819
		10,318,105
Energy-exploration & production—0.0%†
Antero Resources Corp. 5.625%, due 06/01/23	60,000	56,850
Finance-captive automotive—0.8%
Depository Trust & Clearing Corp./The, Series C, (fixed, converts to FRN on 06/15/20), 4.875%, due 06/15/20[8,12]	2,000,000	2,015,000
International Lease Finance Corp. 5.875%, due 08/15/22	1,600,000	1,742,946
Lions Gate Capital Holdings LLC 5.875%, due 11/01/24[8]	80,000	83,400
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[8]	1,735,000	1,831,449
5.500%, due 02/15/24[8]	160,000	172,848
Prime Security Services Borrower LLC/ Prime Finance, Inc. 5.750%, due 04/15/26[8]	250,000	260,950
9.250%, due 05/15/23[8]	57,000	59,886
		6,166,479
Finance-non-captive diversified—1.1%
Ford Motor Co. 4.346%, due 12/08/26	300,000	302,550
Ford Motor Credit Co. LLC 2.459%, due 03/27/20	2,800,000	2,795,984
2.597%, due 11/04/19	1,300,000	1,299,637
5.750%, due 02/01/21	970,000	1,007,958
8.125%, due 01/15/20	3,000,000	3,072,809
		8,478,938
Financial services—2.5%
Ally Financial, Inc. 3.750%, due 11/18/19	105,000	105,315
4.250%, due 04/15/21	105,000	106,656
8.000%, due 03/15/20	125,000	128,906
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[8]	743,769	758,543
Citigroup, Inc. (fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	1,400,000	1,410,796
	Face amount[1]		Value
Corporate bonds—(continued)
Financial services—(concluded)
3 mo. USD LIBOR + 0.960%, 3.236%, due 04/25/22[3]		2,000,000	$2,018,409
(fixed, converts to FRN on 10/27/27), 3.520%, due 10/27/28		280,000	288,962
(fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28		755,000	797,204
4.400%, due 06/10/25		980,000	1,044,121
European Financial Stability Facility EMTN 0.875%, due 04/10/35[6]	EUR	655,000	789,603
JPMorgan Chase & Co.
3 mo. USD LIBOR + 0.610%, 3.012%, due 06/18/22[3]		1,900,000	1,904,837
(fixed, converts to FRN on 07/23/23), 3.797%, due 07/23/24		1,600,000	1,676,095
(fixed, converts to FRN on 07/24/37), 3.882%, due 07/24/38		415,000	440,553
(fixed, converts to FRN on 01/23/48), 3.897%, due 01/23/49		340,000	360,989
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29		650,000	701,030
4.400%, due 07/22/20		600,000	612,044
Morgan Stanley 3 mo. USD LIBOR + 1.180%, 3.458%, due 01/20/22[3]		2,000,000	2,020,501
(fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28		1,330,000	1,378,885
(fixed, converts to FRN on 07/15/19), 5.913%, due 10/15/19[12]		395,000	395,987
Nielsen Co Luxembourg SARL/The 5.000%, due 02/01/25[8]		55,000	53,075
5.500%, due 10/01/21[8]		50,000	50,125
Societe Generale S.A. 4.250%, due 09/14/23[8]		1,500,000	1,575,272
			18,617,908
Food & drug retailing—0.3%
CVS Health Corp. 4.750%, due 12/01/22		1,500,000	1,591,257
5.050%, due 03/25/48		590,000	641,248
			2,232,505
Food products—1.6%
Aramark Services, Inc. 5.125%, due 01/15/24		260,000	266,599
Campbell Soup Co. 3 mo. USD LIBOR + 0.500%, 2.910%, due 03/16/20[3]		1,000,000	1,000,404
Conagra Brands, Inc. 3.800%, due 10/22/21		1,500,000	1,541,221
Danone SA 2.077%, due 11/02/21[8]		1,500,000	1,487,342
Grupo Bimbo SAB de CV 4.700%, due 11/10/47[8]		705,000	725,048
HJ Heinz Finance Co. 7.125%, due 08/01/39[8]		1,200,000	1,500,121

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Corporate bonds—(continued)
Food products—(concluded)
Kraft Heinz Foods Co. 3.500%, due 06/06/22	1,500,000	$1,535,251
Kroger Co./The 5.400%, due 01/15/49	115,000	128,394
Mondelez International Holdings Netherlands BV 2.000%, due 10/28/21[8]	1,100,000	1,089,005
Post Holdings, Inc. 5.000%, due 08/15/26[8]	30,000	30,637
5.500%, due 03/01/25[8]	95,000	98,800
5.750%, due 03/01/27[8]	20,000	20,725
Smithfield Foods, Inc. 2.700%, due 01/31/20[8]	2,400,000	2,394,602
US Foods, Inc. 5.875%, due 06/15/24[8]	135,000	138,375
		11,956,524
Gaming—0.4%
Boyd Gaming Corp. 6.000%, due 08/15/26	65,000	67,925
6.375%, due 04/01/26	60,000	63,300
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[8]	30,000	29,934
Cedar Fair LP 5.250%, due 07/15/29[8]	30,000	31,050
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp. 5.375%, due 06/01/24	135,000	138,713
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, due 04/15/27	70,000	73,850
Churchill Downs, Inc. 5.500%, due 04/01/27[8]	135,000	141,455
Eldorado Resorts, Inc. 6.000%, due 04/01/25	25,000	26,344
6.000%, due 09/15/26	35,000	37,800
MGM Resorts International 5.500%, due 04/15/27	55,000	58,316
6.625%, due 12/15/21	40,000	43,304
Six Flags Entertainment Corp. 4.875%, due 07/31/24[8]	195,000	199,387
WMG Acquisition Corp. 5.000%, due 08/01/23[8]	70,000	71,225
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[8]	2,230,000	2,338,712
		3,321,315
Gas pipelines—0.2%
Kinder Morgan Energy Partners LP 4.150%, due 02/01/24	585,000	617,171
Kinder Morgan, Inc. 5.550%, due 06/01/45	625,000	723,231
		1,340,402
	Face amount[1]	Value
Corporate bonds—(continued)
Health care providers & services—0.9%
Abbott Laboratories 3.750%, due 11/30/26	375,000	$403,921
4.900%, due 11/30/46	355,000	442,647
Acadia Healthcare Co., Inc. 5.625%, due 02/15/23	75,000	75,590
6.500%, due 03/01/24	35,000	35,875
Aetna, Inc. 2.750%, due 11/15/22	1,600,000	1,603,302
Anthem, Inc. 4.350%, due 08/15/20	1,200,000	1,223,838
Avantor, Inc. 9.000%, due 10/01/25[8]	55,000	60,947
Centene Corp. 4.750%, due 05/15/22	70,000	70,827
5.375%, due 06/01/26[8]	45,000	47,531
6.125%, due 02/15/24	50,000	52,375
Fresenius Medical Care US Finance II, Inc. 4.125%, due 10/15/20[8]	900,000	912,600
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[8]	600,000	627,107
Hologic, Inc. 4.375%, due 10/15/25[8]	90,000	90,382
MEDNAX, Inc. 5.250%, due 12/01/23[8]	65,000	64,888
6.250%, due 01/15/27[8]	40,000	39,700
Select Medical Corp. 6.250%, due 08/15/26[8]	75,000	76,125
Syneos Health, Inc./inVentiv Health, Inc./ inVentiv Health Clinical, Inc. 7.500%, due 10/01/24[8]	90,000	93,825
UnitedHealth Group, Inc. 3.875%, due 08/15/59	475,000	477,861
Zimmer Biomet Holdings, Inc. 3.550%, due 04/01/25	385,000	397,857
		6,797,198
Health facilities—0.0%†
DaVita, Inc. 5.125%, due 07/15/24	70,000	70,263
Home builders—0.0%†
Nationwide Building Society
(fixed, converts to FRN on 03/08/28), 4.302%, due 03/08/29[8]	265,000	276,358
Hotels, restaurants & leisure—0.1%
McDonald's Corp. MTN
3 mo. USD LIBOR + 0.430%, 2.686%, due 10/28/21[3]	600,000	600,004
Household durables—0.4%
D.R. Horton, Inc. 4.375%, due 09/15/22	1,400,000	1,461,066
NVR, Inc. 3.950%, due 09/15/22	1,800,000	1,846,652
		3,307,718

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Insurance—0.7%
American International Group, Inc. 3.375%, due 08/15/20		1,500,000	$1,513,835
AXA Equitable Holdings, Inc. 4.350%, due 04/20/28		1,700,000	1,787,553
5.000%, due 04/20/48		485,000	512,731
Jackson National Life Global Funding 2.375%, due 09/15/22[8]		1,500,000	1,496,142
			5,310,261
IT consulting & services—0.1%
Gartner, Inc. 5.125%, due 04/01/25[8]		135,000	138,881
Hewlett Packard Enterprise Co. 3.600%, due 10/15/20[9]		295,000	298,485
4.900%, due 10/15/25[9]		165,000	181,230
			618,596
Lodging—0.3%
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26		115,000	119,469
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.625%, due 04/01/25		50,000	51,250
4.875%, due 04/01/27		40,000	41,450
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 6.750%, due 11/15/21[8]		75,000	76,652
Marriott International, Inc. 3.600%, due 04/15/24		1,500,000	1,564,578
NCL Corp. Ltd. 4.750%, due 12/15/21[8]		32,000	32,400
Station Casinos LLC 5.000%, due 10/01/25[8]		100,000	101,900
			1,987,699
Machinery—0.0%†
Sensata Technologies BV 4.875%, due 10/15/23[8]		145,000	150,757
Machinery-diversified—0.1%
Colfax Corp. 6.000%, due 02/15/24[8]		35,000	37,067
6.375%, due 02/15/26[8]		70,000	74,923
RBS Global, Inc./Rexnord LLC 4.875%, due 12/15/25[8]		130,000	132,275
SPX FLOW, Inc. 5.875%, due 08/15/26[8]		100,000	105,250
Stevens Holding Co., Inc. 6.125%, due 10/01/26[8]		170,000	180,200
Terex Corp. 5.625%, due 02/01/25[8]		70,000	69,825
			599,540
Media—1.8%
Altice France SA 5.875%, due 02/01/27[8]	EUR	1,100,000	1,326,405
7.375%, due 05/01/26[8]		800,000	846,160
8.125%, due 02/01/27[8]		215,000	234,081
	Face amount[1]	Value
Corporate bonds—(continued)
Media—(continued)
AMC Networks, Inc. 4.750%, due 12/15/22	65,000	$65,468
5.000%, due 04/01/24	40,000	41,038
Charter Communications Operating LLC/ Charter Communications Operating Capital 3.579%, due 07/23/20	1,600,000	1,612,618
4.464%, due 07/23/22	1,700,000	1,779,980
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, due 11/15/22	45,000	45,937
Comcast Cable Communications Holdings, Inc. 9.455%, due 11/15/22	400,000	489,982
Comcast Corp. 4.000%, due 08/15/47	290,000	305,916
4.950%, due 10/15/58	615,000	744,800
Cumulus Media New Holdings, Inc. 6.750%, due 07/01/26[8]	20,000	20,425
Diamond Sports Group LLC /Diamond Sports Finance Co. 5.375%, due 08/15/26[8]	100,000	101,625
DISH DBS Corp. 5.125%, due 05/01/20[15]	100,000	101,125
5.875%, due 11/15/24	40,000	37,075
6.750%, due 06/01/21	60,000	62,457
7.750%, due 07/01/26	30,000	29,250
Entercom Media Corp. 7.250%, due 11/01/24[8,11]	1,500,000	1,571,250
Fox Corp. 4.709%, due 01/25/29[8]	330,000	369,334
Go Daddy Operating Co. LLC/ GD Finance Co., Inc. 5.250%, due 12/01/27[8]	115,000	119,744
Gray Television, Inc. 5.875%, due 07/15/26[8]	40,000	41,500
7.000%, due 05/15/27[8]	50,000	54,687
iHeartCommunications, Inc. 6.375%, due 05/01/26	120,000	127,464
Interpublic Group of Cos., Inc./The 3.750%, due 10/01/21	1,200,000	1,229,805
Lamar Media Corp. 5.000%, due 05/01/23	40,000	40,638
5.750%, due 02/01/26	45,000	47,462
Liberty Interactive LLC 8.500%, due 07/15/29	50,000	51,375
Midcontinent Communications/ Midcontinent Finance Corp. 5.375%, due 08/15/27[8]	35,000	35,875
Netflix, Inc. 5.375%, due 02/01/21	25,000	25,813
5.375%, due 11/15/29[8]	55,000	57,887
5.500%, due 02/15/22	40,000	42,388
5.750%, due 03/01/24	60,000	64,950
5.875%, due 02/15/25	25,000	27,216
5.875%, due 11/15/28	55,000	60,294
6.375%, due 05/15/29[8]	45,000	50,387
Nexstar Broadcasting, Inc. 5.875%, due 11/15/22	15,000	15,356

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Corporate bonds—(continued)
Media—(concluded)
Nexstar Escrow, Inc. 5.625%, due 07/15/27[8]	60,000	$62,175
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[8]	160,000	159,752
Sirius XM Radio, Inc. 4.625%, due 07/15/24[8]	105,000	108,076
5.000%, due 08/01/27[8]	95,000	97,969
5.375%, due 04/15/25[8]	185,000	191,937
5.375%, due 07/15/26[8]	145,000	151,525
5.500%, due 07/01/29[8]	120,000	125,215
Symantec Corp. 5.000%, due 04/15/25[8]	70,000	71,424
Telenet Finance Luxembourg Notes SARL 5.500%, due 03/01/28[8]	200,000	202,400
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[8]	40,000	40,600
6.000%, due 04/01/23	35,000	36,050
6.375%, due 05/15/25	90,000	92,263
		13,217,153
Media-cable—0.2%
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	1,200,000	1,415,154
Medical providers—0.3%
HCA, Inc. 5.250%, due 06/15/49	540,000	568,280
5.375%, due 02/01/25	95,000	102,739
5.375%, due 09/01/26	130,000	140,725
5.625%, due 09/01/28	115,000	126,810
5.875%, due 02/01/29	140,000	156,275
Tenet Healthcare Corp. 4.625%, due 07/15/24	57,000	58,069
6.000%, due 10/01/20	600,000	617,250
6.250%, due 02/01/27[8]	125,000	129,375
WellCare Health Plans, Inc. 5.250%, due 04/01/25	55,000	57,074
5.375%, due 08/15/26[8]	125,000	132,204
		2,088,801
Metals & mining—0.3%
Anglo American Capital PLC 4.500%, due 03/15/28[8]	350,000	365,208
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 4.625%, due 05/15/23[8]	200,000	205,000
China Minmetals Corp. (fixed, converts to FRN on 11/13/22), 3.750%, due 11/13/22[6,12]	200,000	198,875
Cleveland-Cliffs, Inc. 5.875%, due 06/01/27[8]	75,000	75,375
FMG Resources August 2006 Pty Ltd. 4.750%, due 05/15/22[8]	20,000	20,410
5.125%, due 05/15/24[8]	70,000	72,800
Freeport-McMoRan, Inc. 3.550%, due 03/01/22	60,000	60,154
3.875%, due 03/15/23	70,000	70,154
	Face amount[1]	Value
Corporate bonds—(continued)
Metals & mining—(concluded)
4.550%, due 11/14/24	45,000	$46,148
5.400%, due 11/14/34	75,000	72,375
5.450%, due 03/15/43	55,000	50,921
Glencore Funding LLC 4.000%, due 03/27/27[8]	450,000	460,301
Hudbay Minerals, Inc. 7.250%, due 01/15/23[8]	35,000	36,006
7.625%, due 01/15/25[8]	50,000	51,813
Indonesia Asahan Aluminium Persero PT 6.757%, due 11/15/48[6]	200,000	248,501
Novelis Corp. 5.875%, due 09/30/26[8]	80,000	82,900
6.250%, due 08/15/24[8]	25,000	26,188
		2,143,129
Oil & gas—1.7%
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 7.000%, due 11/01/26[8]	85,000	67,787
10.000%, due 04/01/22[8]	30,000	29,625
BG Energy Capital PLC 4.000%, due 12/09/20[8]	1,500,000	1,530,246
4.000%, due 10/15/21[8]	1,400,000	1,447,856
Canadian Natural Resources Ltd. 6.250%, due 03/15/38	445,000	555,116
Canadian Natural Resources Ltd. GMTN 4.950%, due 06/01/47	255,000	286,963
Chesapeake Energy Corp. 4.875%, due 04/15/22	125,000	114,805
5.750%, due 03/15/23	85,000	73,100
8.000%, due 06/15/27	35,000	28,000
Concho Resources, Inc. 4.875%, due 10/01/47	440,000	485,201
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 5.625%, due 05/01/27[8]	90,000	89,109
5.750%, due 04/01/25	80,000	81,326
6.250%, due 04/01/23[9]	110,000	111,930
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[8]	130,000	128,050
Extraction Oil & Gas, Inc. 5.625%, due 02/01/26[8]	50,000	36,901
KazMunayGas National Co. JSC 5.375%, due 04/24/30[8]	200,000	224,125
Marathon Oil Corp. 2.800%, due 11/01/22	1,900,000	1,905,386
4.400%, due 07/15/27	715,000	753,158
Matador Resources Co. 5.875%, due 09/15/26	125,000	123,499
Oasis Petroleum, Inc. 6.250%, due 05/01/26[8]	75,000	71,055
Odebrecht Offshore Drilling Finance Ltd. 6.720%, due 12/01/22[6]	292,412	286,566
7.720%, due 12/01/26[6,10]	1,197,190	347,185
Odebrecht Oil & Gas Finance Ltd. 1.161%, due 09/02/19[8,12,13]	174,037	261

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Parsley Energy LLC/Parsley Finance Corp. 5.250%, due 08/15/25[8]	70,000	$70,525
PDC Energy, Inc. 5.750%, due 05/15/26	180,000	174,008
Petroleos Mexicanos 5.350%, due 02/12/28	100,000	91,900
6.750%, due 09/21/47	83,000	75,258
Pioneer Natural Resources Co. 3.950%, due 07/15/22	1,900,000	1,973,875
Precision Drilling Corp. 7.125%, due 01/15/26[8]	30,000	28,500
7.750%, due 12/15/23	170,000	170,850
Range Resources Corp. 5.000%, due 08/15/22	20,000	18,394
5.000%, due 03/15/23	130,000	113,710
SM Energy Co. 5.000%, due 01/15/24	30,000	27,525
6.125%, due 11/15/22	57,000	55,717
6.625%, due 01/15/27	15,000	13,069
6.750%, due 09/15/26	70,000	63,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	120,000	120,114
5.000%, due 01/15/28	50,000	50,687
5.125%, due 02/01/25	40,000	41,208
5.375%, due 02/01/27	105,000	109,200
5.875%, due 04/15/26	70,000	73,916
6.500%, due 07/15/27[8]	45,000	48,995
6.875%, due 01/15/29[8]	30,000	33,081
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 09/01/27[8]	90,000	93,592
Whiting Petroleum Corp. 6.625%, due 01/15/26	50,000	47,125
WPX Energy, Inc. 5.250%, due 09/15/24	125,000	125,625
5.750%, due 06/01/26	75,000	77,062
6.000%, due 01/15/22	36,000	37,305
		12,511,491
Packaging & containers—0.4%
Berry Global, Inc. 4.500%, due 02/15/26[8]	40,000	39,939
4.875%, due 07/15/26[8]	215,000	223,600
5.125%, due 07/15/23	55,000	56,169
5.625%, due 07/15/27[8]	35,000	36,750
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500%, due 01/15/23	65,000	67,112
Crown Americas LLC/Crown Americas Capital Corp. V 4.250%, due 09/30/26	25,000	25,380
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, due 02/01/26	45,000	46,260
	Face amount[1]	Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Graphic Packaging International, Inc. 4.750%, due 04/15/21	65,000	$66,300
4.875%, due 11/15/22	40,000	41,700
Mauser Packaging Solutions Holding Co. 5.500%, due 04/15/24[8]	115,000	114,822
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 5.125%, due 07/15/23[8]	45,000	45,787
5.750%, due 10/15/20	82,374	82,673
3 mo. USD LIBOR + 3.500%, 5.803%, due 07/15/21[3,8]	25,000	25,048
Silgan Holdings, Inc. 4.750%, due 03/15/25	140,000	142,100
WRKCo, Inc. 4.650%, due 03/15/26	1,200,000	1,306,561
4.900%, due 03/15/29	500,000	554,620
		2,874,821
Personal & household products—0.0%†
Edgewell Personal Care Co. 4.700%, due 05/19/21	45,000	45,684
4.700%, due 05/24/22	35,000	35,613
		81,297
Pharmaceuticals—2.3%
AbbVie, Inc. 2.900%, due 11/06/22	1,600,000	1,614,810
3.375%, due 11/14/21	1,900,000	1,938,981
4.700%, due 05/14/45	450,000	458,198
Actavis Funding SCS 3.450%, due 03/15/22	1,400,000	1,426,936
Bausch Health Americas, Inc. 8.500%, due 01/31/27[8]	35,000	38,547
Bausch Health Cos., Inc. 5.500%, due 11/01/25[8]	65,000	67,600
5.750%, due 08/15/27[8]	15,000	15,788
6.125%, due 04/15/25[8]	290,000	296,801
6.500%, due 03/15/22[8]	115,000	119,226
7.000%, due 01/15/28[8]	85,000	87,550
Bayer US Finance II LLC
3 mo. USD LIBOR + 0.630%, 2.979%, due 06/25/21[3,8]	700,000	700,658
3 mo. USD LIBOR + 1.010%, 3.420%, due 12/15/23[3,8]	1,900,000	1,902,789
3.500%, due 06/25/21[8]	1,600,000	1,623,245
Cigna Corp. 3 mo. USD LIBOR + 0.890%, 3.193%, due 07/15/23[3,8]	800,000	801,724
4.800%, due 08/15/38[8]	440,000	480,194
Mylan N.V. 3.150%, due 06/15/21	1,200,000	1,210,920
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	595,000	593,819
3.200%, due 09/23/26	155,000	157,567
Takeda Pharmaceutical Co. Ltd. 4.400%, due 11/26/23[8]	1,800,000	1,923,189

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Vizient, Inc. 6.250%, due 05/15/27[8]	60,000	$63,750
Zoetis, Inc. 3.250%, due 08/20/21	1,600,000	1,622,984
		17,145,276
Pipelines—1.1%
Abu Dhabi Crude Oil Pipeline LLC 4.600%, due 11/02/47[6]	200,000	225,500
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 09/15/24	155,000	149,187
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25	180,000	198,018
Cheniere Energy Partners LP 5.250%, due 10/01/25	160,000	165,803
DCP Midstream Operating LP 4.750%, due 09/30/21[8]	70,000	72,013
5.375%, due 07/15/25	50,000	53,064
(fixed, converts to FRN on 05/21/23), 5.850%, due 05/21/43[8]	80,000	75,200
6.750%, due 09/15/37[8]	30,000	31,988
Energy Transfer Operating LP 5.250%, due 04/15/29	1,500,000	1,674,431
5.800%, due 06/15/38	235,000	264,278
6.250%, due 04/15/49	370,000	439,694
Series B,
(fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[12]	750,000	712,500
Enterprise Products Operating LLC 5.250%, due 01/31/20	2,100,000	2,129,049
Florida Gas Transmission Co. LLC 5.450%, due 07/15/20[8]	800,000	821,385
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	75,000	75,375
6.250%, due 05/15/26	45,000	44,381
6.500%, due 10/01/25	55,000	54,588
Global Partners LP/GLP Finance Corp. 7.000%, due 08/01/27[8]	50,000	50,125
NuStar Logistics LP 4.800%, due 09/01/20	25,000	25,344
5.625%, due 04/28/27	75,000	77,412
6.000%, due 06/01/26	35,000	36,925
6.750%, due 02/01/21	75,000	78,375
SemGroup Corp./Rose Rock Finance Corp. 5.625%, due 11/15/23	85,000	81,813
Southern Gas Corridor CJSC 6.875%, due 03/24/26[6]	200,000	234,292
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	30,000	28,800
5.750%, due 04/15/25	140,000	120,400
		7,919,940
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—0.5%
Equinix, Inc. 5.750%, due 01/01/25		70,000	$72,365
ESH Hospitality, Inc. 5.250%, due 05/01/25[8]		165,000	169,744
MPT Operating Partnership LP/MPT Finance Corp. 5.250%, due 08/01/26		40,000	41,500
5.500%, due 05/01/24		65,000	66,706
6.375%, due 03/01/24		110,000	115,500
Ontario Teachers' Cadillac Fairview Properties Trust 3.125%, due 03/20/22[8]		300,000	305,544
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, due 06/01/23[8]		175,000	147,875
9.375%, due 04/01/27[8]		75,000	64,875
RHP Hotel Properties LP/RHP Finance Corp. 5.000%, due 04/15/23		65,000	66,463
Starwood Property Trust, Inc. 4.750%, due 03/15/25		40,000	40,592
5.000%, due 12/15/21		75,000	77,437
Tesco Property Finance 5 PLC 5.661%, due 10/13/41[6]	GBP	687,337	1,078,771
Vesteda Finance BV EMTN 2.500%, due 10/27/22[6]	EUR	1,000,000	1,190,583
VICI Properties 1 LLC/VICI FC, Inc. 8.000%, due 10/15/23		70,000	76,541
			3,514,496
Retail—0.9%
1011778 BC ULC/New Red Finance, Inc. 4.250%, due 05/15/24[8]		135,000	137,973
5.000%, due 10/15/25[8]		35,000	35,700
Beacon Roofing Supply, Inc. 4.875%, due 11/01/25[8]		115,000	113,850
eBay, Inc. 2.600%, due 07/15/22		1,125,000	1,130,407
2.750%, due 01/30/23		1,600,000	1,613,720
3.800%, due 03/09/22		2,100,000	2,167,499
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.000%, due 06/01/24[8]		40,000	41,300
5.250%, due 06/01/26[8]		120,000	124,584
L Brands, Inc. 5.250%, due 02/01/28		85,000	78,731
Penske Automotive Group, Inc. 5.375%, due 12/01/24		65,000	66,788
5.500%, due 05/15/26		30,000	31,050
5.750%, due 10/01/22		75,000	75,808
QVC, Inc. 4.850%, due 04/01/24		15,000	15,508
Staples, Inc. 7.500%, due 04/15/26[8]		230,000	235,175
Walmart, Inc. 3.250%, due 07/08/29		450,000	478,587
			6,346,680

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Corporate bonds—(continued)
Software—0.3%
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. 6.000%, due 07/15/25[8]	130,000	$137,215
MSCI, Inc. 5.250%, due 11/15/24[8]	200,000	205,940
5.750%, due 08/15/25[8]	10,000	10,422
Nuance Communications, Inc. 5.625%, due 12/15/26	145,000	152,975
6.000%, due 07/01/24	125,000	129,687
Open Text Corp. 5.875%, due 06/01/26[8]	190,000	202,770
Quintiles Transnational Corp. 4.875%, due 05/15/23[8]	90,000	92,047
SS&C Technologies, Inc. 5.500%, due 09/30/27[8]	90,000	93,600
VMware, Inc. 2.950%, due 08/21/22	1,500,000	1,511,169
		2,535,825
Special purpose entity—1.0%
CVS Pass-Through Trust 4.704%, due 01/10/36[8]	3,007,028	3,208,272
Daimler Finance North America LLC 2.250%, due 09/03/19[8]	2,150,000	2,149,377
3 mo. USD LIBOR + 0.880%, 3.403%, due 02/22/22[3,8]	1,800,000	1,812,743
		7,170,392
Steel producers/products—0.0%†
Big River Steel LLC/BRS Finance Corp. 7.250%, due 09/01/25[8]	106,000	112,890
Steel Dynamics, Inc. 5.250%, due 04/15/23	50,000	50,765
		163,655
Telecom-integrated/services—0.0%†
Hughes Satellite Systems Corp. 7.625%, due 06/15/21	40,000	42,945
Telecommunication services—0.2%
British Telecommunications PLC 4.500%, due 12/04/23	1,500,000	1,602,216
CommScope Technologies LLC 5.000%, due 03/15/27[8]	115,000	96,456
6.000%, due 06/15/25[8]	140,000	127,400
		1,826,072
Telecommunications—0.6%
CommScope, Inc. 5.500%, due 06/15/24[8]	15,000	13,762
6.000%, due 03/01/26[8]	35,000	35,383
8.250%, due 03/01/27[8]	60,000	59,100
Embarq Corp. 7.995%, due 06/01/36	60,000	58,350
Telecom Italia Capital SA 6.000%, due 09/30/34	40,000	40,600
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(concluded)
Verizon Communications, Inc. 3.376%, due 02/15/25		866,000	$903,703
4.522%, due 09/15/48		540,000	595,985
Virgin Media Finance PLC 6.000%, due 10/15/24[8]		240,000	249,300
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[8]	GBP	2,200,000	2,769,059
			4,725,242
Telecommunications equipment—0.0%†
CDW LLC/CDW Finance Corp. 5.000%, due 09/01/23		100,000	101,470
5.000%, due 09/01/25		70,000	72,800
			174,270
Telephone-integrated—0.1%
Frontier Communications Corp. 8.000%, due 04/01/27[8]		55,000	57,390
Level 3 Financing, Inc. 5.125%, due 05/01/23		210,000	211,054
5.375%, due 08/15/22		155,000	155,775
			424,219
Textiles & apparel—0.0%†
William Carter Co./The 5.625%, due 03/15/27[8]		100,000	104,875
Tobacco—0.7%
Imperial Brands Finance PLC 3.500%, due 02/11/23[8]		3,755,000	3,814,496
3.750%, due 07/21/22[8]		1,600,000	1,644,079
			5,458,575
Transportation—0.2%
AP Moller—Maersk A/S 4.500%, due 06/20/29[8]		1,500,000	1,552,237
Utilities—0.4%
HD Supply, Inc. 5.375%, due 10/15/26[8]		95,000	100,078
IPALCO Enterprises, Inc. 3.450%, due 07/15/20		2,800,000	2,814,951
			2,915,029
Wireless telecommunication services—0.2%
CenturyLink, Inc., Series V, 5.625%, due 04/01/20		70,000	70,918
Sprint Capital Corp. 8.750%, due 03/15/32		45,000	55,969
Sprint Communications, Inc. 6.000%, due 11/15/22		1,200,000	1,275,000
			1,401,887
Wireless telecommunications—0.9%
AT&T, Inc. 3.800%, due 03/15/22		975,000	1,008,874

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(concluded)
Wireless telecommunications—(concluded)
4.350%, due 06/15/45		160,000	$160,670
4.500%, due 03/09/48		535,000	548,270
5.450%, due 03/01/47		770,000	889,628
Deutsche Telekom International Finance BV 1.950%, due 09/19/21[8]		1,200,000	1,186,907
2.820%, due 01/19/22[8]		1,600,000	1,613,180
Sprint Corp. 7.125%, due 06/15/24		305,000	332,831
7.625%, due 03/01/26		85,000	94,990
7.875%, due 09/15/23		140,000	155,575
T-Mobile USA, Inc. 5.375%, due 04/15/27		45,000	47,756
6.000%, due 03/01/23		170,000	172,939
6.000%, due 04/15/24		40,000	41,750
6.500%, due 01/15/26		95,000	101,147
Vodafone Group PLC 3.750%, due 01/16/24		455,000	474,847
			6,829,364
Total corporate bonds (cost—$440,207,552)			449,452,472
Loan assignment—0.5%
Broadcast—0.5%
Hilton Worldwide Finance, LLC 2019 Term Loan B2
1 mo. USD LIBOR + 1.750%, 4.016%, due 06/22/26[3] (cost—$3,493,600)		3,524,014	3,533,211
Non-US government obligations—3.8%
Argentine Republic Government International Bond 3.750%, due 12/31/38[9]		235,000	141,294
8.280%, due 12/31/33		126,183	109,228
Brazil Minas SPE via State of Minas Gerais 5.333%, due 02/15/28[6]		180,000	191,081
Brazilian Government International Bond 7.125%, due 01/20/37		40,000	51,263
Colombia Government International Bond 6.125%, due 01/18/41		100,000	125,062
Costa Rica Government International Bond 7.158%, due 03/12/45[6]		230,000	239,056
Dominican Republic International Bond 6.850%, due 01/27/45[6]		100,000	111,594
Ecuador Government International Bond 7.875%, due 01/23/28[6]		200,000	194,812
Egypt Government International Bond 7.903%, due 02/21/48[6]		250,000	259,375
French Republic Government Bond OAT 1.250%, due 05/25/34[6]	EUR	260,000	333,255
Gemeinsame Deutsche Bundeslaender,
Series 55, 0.750%, due 09/25/28[6]	EUR	260,000	310,803
Ghana Government International Bond
10.750%, due 10/14/30[6]		200,000	253,500
Israel Government International Bond 4.125%, due 01/17/48		1,600,000	1,754,500
	Face amount[1]		Value
Non-US government obligations—(concluded)
Ivory Coast Government International Bond 5.750%, due 12/31/32[6,9]		220,000	$215,394
Japan Bank for International Cooperation 2.875%, due 07/21/27		2,200,000	2,289,920
Japan Finance Organization for Municipalities 2.625%, due 04/20/22[8]		2,500,000	2,527,073
Japan International Cooperation Agency 2.750%, due 04/27/27		1,300,000	1,322,389
Kuwait International Government Bond 2.750%, due 03/20/22[8]		1,700,000	1,714,450
Mexico Government International Bond GMTN 5.750%, due 10/12/10		76,000	82,793
Mongolia Government International Bond 5.625%, due 05/01/23[6]		200,000	204,312
Nigeria Government International Bond 7.143%, due 02/23/30[6]		200,000	206,500
Peruvian Government International Bond 5.940%, due 02/12/29[8]	PEN	5,100,000	1,718,926
Qatar Government International Bond 4.500%, due 04/23/28[8]		1,700,000	1,916,750
5.103%, due 04/23/48[8]		1,600,000	1,926,500
Republic of South Africa Government International Bond 5.875%, due 06/22/30		200,000	213,000
Russian Foreign Bond - Eurobond 4.250%, due 06/23/27[6]		200,000	208,700
Spain Government Bond 0.600%, due 10/31/29[6,8]	EUR	4,000,000	4,571,071
1.850%, due 07/30/35[6,8]	EUR	3,100,000	4,001,583
Sri Lanka Government International Bond 6.750%, due 04/18/28[6]		200,000	196,000
Turkey Government International Bond 6.125%, due 10/24/28		200,000	193,250
7.375%, due 02/05/25		100,000	105,469
UNEDIC ASSEO EMTN 1.250%, due 05/25/33[6]	EUR	100,000	125,927
Uruguay Government International Bond 5.100%, due 06/18/50		197,500	226,199
Total non-US government obligations (cost—$26,765,174)			28,041,029
Municipal bonds—0.6%
General obligation—0.1%
City of Chicago, Series B, 7.375%, due 01/01/33		705,000	835,587
Transportation—0.5%
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C, 6.875%, due 11/01/38		3,100,000	3,132,457

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Municipal bonds—(concluded)
Utilities—0.0%†
Cincinnati Water System Revenue (Build America Bonds), Series B, 6.458%, due 12/01/34	100,000	$101,242
Total municipal bonds (cost—$3,886,188)		4,069,286
Short-term US government obligation—0.1%[16]
US Treasury Bill 2.414%, due 01/02/20 (cost—$990,001)	1,000,000	990,001
Certificates of deposit—0.2%
Banking-non-US—0.2%
Lloyds Bank Corporate Markets PLC 3 mo. USD LIBOR + 0.500%,
2.811%, due 10/26/20[3] (cost—$1,500,000)	1,500,000	1,500,000
Exchange traded fund—0.9%
Invesco Senior Loan ETF (cost—$6,686,867)	291,302	6,647,512

	Number of contracts	Notional amount
Options purchased—0.0%†
Call options—0.0%†
Canada Government Bond 10 Year Futures, strike @ $160.00, expires 08/16/19	34	CAD	5,440,000	129
US Bond Future Option Futures, strike @ $194.00, expires 08/23/19	114	USD	22,116,000	114
US Bond Future Option Futures, strike @ $195.00, expires 08/23/19	124	USD	24,180,000	124
Total				367
Put options—0.0%†
US Treasury Note 10 Year Futures, strike @ $110.00, expires 08/23/19	275	USD	30,250,000	275
US Treasury Note 10 Year Futures, strike @ $110.50, expires 08/23/19	290	USD	32,045,000	290
US Treasury Note 10 Year Futures, strike @ $111.00, expires 08/23/19	473	USD	52,503,000	473
US Treasury Note 5 Year Futures, strike @ $106.25, expires 08/23/19	141	USD	14,981,250	141
	Number of contracts	Notional amount		Value
Options purchased—(concluded)
Put options—(concluded)
US Treasury Note 5 Year Futures, strike @ $106.50, expires 08/23/19	283	USD	30,139,500	$283
US Treasury Note 5 Year Futures, strike @ $106.75, expires 08/23/19	91	USD	9,714,250	91
Total				1,553
Total options purchased (cost—$15,706)				1,920
Swaptions purchased—0.0%†
Put swaptions—0.0%†
3 Month USD LIBOR Interest Rate Swap, strike @ 2.943%, expires 12/16/19 (Counterparty: GSB; pay floating rate); underlying swap terminates 12/16/49 (cost—$24,000)	500,000	USD	500,000	195

	Number of shares
Short-term investment—0.0%†
Investment company—0.0%†
State Street Institutional U.S. Government Money Market Fund (cost—$292,706)	292,706	292,706
Investment of cash collateral from securities loaned—0.0%†
Money market fund—0.0%†
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$108,500)	108,500	108,500
Total investments before investments sold short (cost—$1,009,342,680)—138.4%		1,030,218,822
Investment sold short—(1.1)%
FNMA TBA 3.500% (proceeds—$(7,778,719))	(7,600,000)	(7,781,984)
Liabilities in excess of other assets—(37.3)%		(277,946,078)
Net assets—100.0%		$744,490,760

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

Credit default swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Buy/ sell protection	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,900	1,900,000	CDX North American Investment Grade 31 Index, strike @ 2.400%	GSI	Sell	09/18/19	$3,230	$(2)	$3,228

Interest rate swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	2,400	2,400,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.750%, terminating 12/16/24	GSB	Pay	12/12/19	$26,182	$(49)	$26,133

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
76	EUR	Call Options on Euro BTP Futures 08/23/19, strike @ EUR 153	August 2019	$884	$841	$(43)
163	EUR	Call Options on Euro OAT Futures 08/23/19, strike @ EUR 178	August 2019	1,896	1,804	(92)
25	EUR	German Euro Bund Futures	September 2019	4,714,461	4,845,056	130,595
32	EUR	Italian Government Bond Futures	September 2019	4,925,353	4,952,632	27,279
95	EUR	Put Options on Euro Bund Futures 08/23/19, strike @ EUR 152	August 2019	1,106	1,052	(54)
2	USD	Australian Dollar Futures	September 2019	138,668	137,020	(1,648)
4	USD	British Pound Futures	September 2019	318,349	304,700	(13,649)
2	USD	Canadian Dollar Futures	September 2019	150,338	151,710	1,372
US treasury futures buy contracts:
7	USD	US Long Bond Futures	September 2019	1,080,580	1,089,157	8,577
1,063	USD	US Treasury Note 10 Year Futures	September 2019	133,675,974	135,449,453	1,773,479
147	USD	US Treasury Note 2 Year Futures	September 2019	31,456,177	31,517,719	61,542
714	USD	US Treasury Note 5 Year Futures	September 2019	83,870,814	83,934,047	63,233
Total				$260,334,600	$262,385,191	$2,050,591

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
265	AUD	Australian Bond 10 Year Futures	September 2019	$(25,865,088)	$(26,317,118)	$(452,030)
28	AUD	Australian Bond 3 Year Futures	September 2019	(2,198,831)	(2,210,584)	(11,753)
36	CAD	Canada Government Bond 10 Year Futures	September 2019	(3,845,052)	(3,881,770)	(36,718)
21	EUR	German Euro Bund Futures	September 2019	(4,036,207)	(4,069,854)	(33,647)
39	EUR	German Euro Buxl 30 Year Futures	September 2019	(8,459,722)	(9,022,297)	(562,575)
103	EUR	Mid-Term Euro-OAT Futures	September 2019	(18,415,442)	(19,067,740)	(652,298)
83	EUR	Put Options on Euro Bund Futures 08/23/19, strike @ EUR 171	August 2019	(43,448)	(919)	42,529
72	EUR	Put Options on Euro Bund Futures 08/23/19, strike @ EUR 174	August 2019	(20,766)	(12,753)	8,013
8	GBP	United Kingdom Long Gilt Bond Futures	September 2019	(1,253,547)	(1,292,276)	(38,729)
2	USD	Euro Fx Futures with American Style Options	September 2019	(283,916)	(278,187)	5,729
US Treasury futures sell contracts:
10	USD	US Long Bond Futures	September 2019	(1,521,062)	(1,555,937)	(34,875)
64	USD	US Ultra Long Treasury Bond Futures	September 2019	(11,103,900)	(11,364,000)	(260,100)
137	USD	US Ultra Treasury Note 10 Year Futures	September 2019	(18,584,911)	(18,884,594)	(299,683)
Total				$(95,631,892)	$(97,958,029)	$(2,326,137)
Net unrealized depreciation						$(275,546)

Centrally cleared credit default swap agreements on corporate issues—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Berkshire Hathaway, Inc., bond, 1.550%, due 02/09/18	USD	2,200	12/20/21	Quarterly	1.000%	$(8,709)	$43,797	$35,088
Exelon Generation Co. LLC, bond, 6.200%, due 10/01/17	USD	2,000	12/20/21	Quarterly	1.000	42,831	31,763	74,594
MetLife, Inc., bond, 4.75%, due 02/08/21	USD	1,900	12/20/21	Quarterly	1.000	10,873	37,777	48,650
Tesco PLC, bond, 6.000%, due 12/14/29	EUR	3,000	06/20/22	Quarterly	1.000	78,528	52,184	130,712
Verizon Communications, Inc., bond, 2.550%, due 06/17/19	USD	1,600	12/20/22	Quarterly	1.000	(21,300)	37,380	16,080
Total						$102,223	$202,901	$305,124

Centrally cleared credit default swap agreements on credit indices—buy protection18

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 26 Index	USD	4,056	06/20/21	Quarterly	5.000%	$61,152	$(235,063)	$(173,911)
CDX North American High Yield 29 Index	USD	4,416	12/20/22	Quarterly	5.000	249,658	(352,451)	(102,793)
Total						$310,810	$(587,514)	$(276,704)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

Centrally cleared credit default swap agreements on credit indices—sell protection19

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American Investment Grade 28 Index	USD	11,700	06/20/22	Quarterly	1.000%	$(134,483)	$225,455	$90,972
CDX North American Investment Grade 31 Index	USD	8,000	12/20/23	Quarterly	1.000	(77,272)	183,165	105,893
CDX North American Investment Grade 32 Index	USD	86,200	06/20/24	Quarterly	1.000	(1,546,799)	1,900,103	353,304
Total						$(1,758,554)	$2,308,723	$550,169

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation (depreciation)
CAD	500	12/16/46	Semi-Annual	1.750%	3 Month Canadian Bankers Acceptance Rate	$33,931	$39,955
JPY	3,620,000	03/18/26	Semi-Annual	0.300	6 Month JPY LIBOR	(873,820)	(727,131)
JPY	580,000	09/20/27	Semi-Annual	0.300	6 Month JPY LIBOR	(153,531)	(129,851)
USD	13,500	12/20/27	Quarterly	2.500	3 Month USD LIBOR	(625,109)	(334,576)
JPY	310,000	03/20/28	Semi-Annual	0.300	6 Month JPY LIBOR	(83,370)	(102,365)
JPY	2,510,000	03/18/26	Semi-Annual	0.300	6 Month JPY LIBOR	(602,677)	(478,980)
JPY	230,000	06/18/28	Semi-Annual	0.399	6 Month JPY LIBOR	(79,610)	(79,442)
USD	13,700	06/20/28	Quarterly	2.250	3 Month USD LIBOR	(346,625)	(1,009,686)
EUR	5,900	07/04/42	Annual	6 Month EURIBOR	1.501%	1,497,497	1,474,851
JPY	60,000	03/21/48	Semi-Annual	1.000	6 Month JPY LIBOR	(99,806)	(97,995)
JPY	790,000	03/20/38	Semi-Annual	0.750	6 Month JPY LIBOR	(704,316)	(730,709)
JPY	1,810,000	06/18/28	Semi-Annual	6 Month JPY LIBOR	0.380	597,792	531,575
JPY	910,000	12/20/38	Semi-Annual	0.750	6 Month JPY LIBOR	(803,833)	(858,605)
USD	1,200	08/22/48	Quarterly	2.940	3 Month USD LIBOR	(211,569)	(211,569)
USD	3,600	08/22/48	Quarterly	2.905	3 Month USD LIBOR	(606,015)	(606,015)
JPY	200,000	10/31/38	Semi-Annual	0.705	6 Month JPY LIBOR	(162,087)	(174,381)
USD	7,900	08/22/23	Semi-Annual	3 Month USD LIBOR	2.800	358,490	358,490
JPY	60,000	10/22/38	Semi-Annual	0.800	6 Month JPY LIBOR	(58,915)	(58,915)
JPY	230,000	03/20/29	Semi-Annual	0.450	6 Month JPY LIBOR	(94,824)	(79,608)
EUR	2,300	09/18/49	Annual	6 Month EURIBOR	1.250	532,835	515,687
GBP	10,500	09/18/24	Semi-Annual	1.250	6 Month GBP LIBOR	(360,343)	(382,948)
GBP	6,700	09/18/29	Semi-Annual	1.500	6 Month GBP LIBOR	(517,857)	(471,970)
GBP	2,600	12/18/29	Semi-Annual	1.000	6 Month GBP LIBOR	(44,135)	(55,492)
GBP	4,900	12/18/49	Semi-Annual	1.250	6 Month GBP LIBOR	(285,232)	(182,305)
Total						$(3,693,129)	$(3,851,985)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

OTC credit default swap agreements on corporate issues—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation
BNP	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,300	03/20/20	Quarterly	1.000%	$24,391	$7,727	$32,118
GSI	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	Quarterly	1.000	29,265	8,916	38,181
GSI	Republic of South Africa, bond, 5.500%, due 03/09/20	USD	1,600	06/20/24	Quarterly	1.000	62,306	(51,763)	10,543
HSBC	Federal Republic of Brazil, bond, 4.250%, due 01/07/25	USD	2,900	09/20/19	Quarterly	1.000	(1,212)	6,193	4,981
Total							$114,750	$(28,927)	$85,823

OTC credit default swap agreement on credit indices—sell protection19

Counterparty	Referenced obligations	Notional amount (000)		Termination dates	Premium frequency	Payments made by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation
BOA	CMBX.NA.AAA.9 Index	USD	3,200	09/17/58	Monthly	0.500%	$229,690	$25,911	$255,601

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	AUD	2,301,000	USD	1,601,925	08/15/19	$27,607
BB	MYR	2,596,159	USD	623,732	09/18/19	(4,844)
BNP	GBP	15,561,000	USD	19,767,090	08/02/19	843,363
BNP	MXN	11,377,000	USD	588,078	08/14/19	(4,403)
BNP	USD	1,411,110	GBP	1,114,000	08/02/19	(56,375)
BNP	USD	6,612,411	JPY	720,000,000	08/15/19	12,008
BNP	USD	2,514,157	JPY	271,100,000	08/15/19	(19,880)
BNP	USD	493,633	MXN	9,679,997	08/14/19	10,473
BNP	USD	126,158	TRY	727,098	08/22/19	3,031
BOA	AUD	370,000	USD	257,892	08/15/19	4,742
BOA	GBP	14,447,000	USD	17,617,250	09/03/19	20,808
BOA	USD	6,464,955	AUD	9,197,000	08/15/19	(172,471)
BOA	USD	17,589,837	GBP	14,447,000	08/02/19	(20,844)
CITI	AUD	460,000	EUR	282,569	08/15/19	(1,598)
CITI	EUR	20,244,000	USD	23,008,848	08/02/19	598,730
CITI	EUR	578,669	USD	647,670	10/17/19	3,152
CITI	JPY	252,300,000	USD	2,316,599	08/15/19	(4,708)
CITI	MXN	9,679,997	USD	492,515	08/14/19	(11,591)
CITI	USD	8,643,753	EUR	7,687,000	08/02/19	(134,241)
CITI	USD	10,234,884	JPY	1,104,600,000	08/15/19	(71,921)
GSI	USD	1,282,992	MXN	25,501,000	08/14/19	45,027
GSI	USD	7,364	MXN	144,000	10/16/19	59
HSBC	EUR	15,180,000	USD	16,955,210	09/03/19	108,135
HSBC	MXN	12,626,000	USD	650,898	08/14/19	(6,628)
HSBC	MXN	144,000	USD	7,351	10/09/19	(80)
HSBC	MXN	144,000	USD	7,355	10/16/19	(67)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
HSBC	USD	2,393,043	CHF	2,362,000	08/15/19	$(15,921)
HSBC	USD	16,912,038	EUR	15,180,000	08/02/19	(107,771)
HSBC	USD	7,364	MXN	144,000	10/09/19	67
JPMCB	AUD	379,000	USD	262,784	08/15/19	3,477
JPMCB	EUR	4,924,000	USD	5,517,052	08/02/19	66,182
JPMCB	JPY	592,500,000	USD	5,446,606	08/15/19	(4,739)
JPMCB	MXN	144,000	USD	7,258	08/14/19	(242)
JPMCB	USD	2,603,324	CAD	3,396,000	08/02/19	(30,157)
JPMCB	USD	5,138,884	CHF	5,048,000	08/15/19	(58,567)
JPMCB	USD	9,023,443	JPY	969,700,000	08/15/19	(101,639)
RBC	EUR	1,949,131	USD	2,202,596	10/17/19	31,667
Net unrealized appreciation						$949,841

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$279,212,980	$—	$279,212,980
Government national mortgage association certificates	—	60,997,715	—	60,997,715
Federal home loan mortgage corporation certificates	—	842,682	—	842,682
Federal housing administration certificates	—	638	—	638
Federal national mortgage association certificates	—	39,324,662	10,630	39,335,292
Collateralized mortgage obligations	—	89,654,937	—	89,654,937
Asset-backed securities	—	65,537,746	—	65,537,746
Corporate bonds	—	449,452,472	—	449,452,472
Loan assignment	—	3,533,211	—	3,533,211
Non-US government obligations	—	28,041,029	—	28,041,029
Municipal bonds	—	4,069,286	—	4,069,286
Short-term US government obligations	—	990,001	—	990,001
Certificates of deposit	—	1,500,000	—	1,500,000
Exchange traded fund	6,647,512	—	—	6,647,512
Options purchased	1,920	—	—	1,920
Swaptions purchased	—	195	—	195
Short-term investment	—	292,706	—	292,706
Investment of cash collateral from securities loaned	—	108,500	—	108,500
Futures contracts	2,122,348	—	—	2,122,348
Swap agreements	—	5,580,916	—	5,580,916
Forward foreign currency contracts	—	1,778,528	—	1,778,528
Total	$8,771,780	$1,030,918,204	$10,630	$1,039,700,614

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2019

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investment sold short	$—	$(7,781,984)	$—	$(7,781,984)
Credit default swaptions written	—	(2)	—	(2)
Interest rate swaptions written	—	(49)	—	(49)
Futures contracts	(2,397,894)	—	—	(2,397,894)
Swap agreements	—	(7,352,951)	—	(7,352,951)
Forward foreign currency contracts	—	(828,687)	—	(828,687)
Total	$(2,397,894)	$(15,963,673)	$—	$(18,361,567)

At July 31, 2019, there were no transfers between Level 1 and Level 2.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Portfolio.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  In US dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

3  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

8  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $228,318,416, represented 30.7% of the Fund's net assets at period end.

9  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

10  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

11  Security, or portion thereof, was on loan at the period end.

12  Perpetual investment. Date shown reflects the next call date.

13  Rate shown reflects annualized yield at the period end on zero coupon bond.

14  Bond interest in default.

15  Illiquid investment at period end. Illiquid assets, in the amount of $188,805, represented 0.0% of the Fund's net assets at period end.

16  Rate shown is the discount rate at the date of purchase unless otherwise noted.

17  Payments made or received are based on the notional amount.

18  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

19  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned 7.18% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 7.03%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 6.33%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 104. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. The primary drivers of our performance versus the benchmark were contributions from duration and yield curve positioning, coupled with favorable results due to security selection.

From a sector standpoint, an overweight to high-yielding revenue bonds, such as broker-backed prepaid gas and hospital issues, supported relative results, as prices moved higher due to strong investor demand. A strategic underweight to lagging local general obligation (GO) and pre-refunded bonds was also additive for relative results, although less emphasis on strong-performing state GO bonds was a mitigating factor. Overweight positioning to essential service power, along with underperforming tobacco revenue bonds, detracted from returns. Security selection was additive for performance during the reporting period, with strong relative results from Alleghany PA Hospital, the state of Connecticut's general obligation bonds, the state of New Jersey's appropriation bonds and Wisconsin health issues all generating strong relative results. Weaker performance came from our tobacco securitization, Cook County Illinois sales tax and Washington state GO credits.

Overall, credit fundamentals were solid for state and local governments during the period. State fund balances have been reinforced to better protect against an economic downturn. According to a recent Moody's Investor Service report, all but two states are adequately prepared to weather a modest recession without significant negative credit implications. Our positioning continues to reflect a bias away from municipalities challenged by pension funding requirements despite a marginally stronger performance profile. We maintained an overweight to A-rated debt, which outperformed higher-quality issues, although the impact was mitigated by an underweight to BBB-rated bonds that were also top performers, particularly Illinois state GO bonds, for which we had no exposure.

A modestly long duration posture contributed to performance, as interest rates rallied during the reporting period. Yields for AAA-rated bonds at the two- and five-year spots on the yield curve fell 50 basis points and 80 basis

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Mellon Investments Corporation (f/k/a BNY Mellon Asset Management Company LLC ("Mellon")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

Mellon: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing

in undervalued sectors, geographical regions or individual

securities.

PACE Municipal Fixed Income Investments

Subadvisor's comments – concluded

points, respectively, while yields declined 95 basis points in the 10-year portion of the curve. The shape of the high-grade yield curve flattened 45 basis points from to 2 to 10 years (ending the reporting period at 43 basis points), which drove a favorable impact from our relative yield curve exposure versus the benchmark, notably being overweight the 10- to 15-year maturity range.

No derivatives were used during the reporting period.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.92%	2.95%	3.60%
Class Y2	7.10	3.17	3.84
Class P3	7.18	3.21	3.86
After deducting maximum sales charge
Class A1	4.54	2.49	3.36
Bloomberg Barclays US Municipal 3-15 Year Blend Index[4]	7.03	3.36	4.10
Lipper Intermediate Municipal Debt Funds median	6.33	2.90	3.74

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.28%	2.81%	3.71%
Class Y2	6.47	3.03	3.95
Class P3	6.46	3.06	3.96
After deducting maximum sales charge
Class A1	3.92	2.35	3.47

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—0.91% and 0.82%; Class Y—0.71% and 0.57%; and Class P—0.67% and 0.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.82%; Class Y—0.57%; and Class P—0.57%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Municipal 3-15 Year Blend Index is an unmanaged index for the tax-exempt bond market. The Index includes investment-grade municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity. Sectors include general obligation, revenue, insured and pre-refunded bonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Bloomberg Barclays US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Municipal Fixed Income Investments

PACE Municipal Fixed Income Investments

Portfolio statistics—July 31, 2019 (unaudited)

Characteristics
Weighted average duration	4.85 yrs.
Weighted average maturity	8.93 yrs.
Average coupon	4.91%
Top five states[1]	Percentage of net assets
Texas	13.3%
Illinois	11.7
New Jersey	6.7
Pennsylvania	6.4
New York	6.3
Total	44.4%
Credit rating[2]	Percentage of total investments
AAA	4.7%
AA	35.0
A	36.8
BBB	4.9
Non-rated	17.9
Cash equivalents and other assets less liabilities	0.7
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Municipal bonds—99.3%
Alabama—2.0%
Alabama Federal Aid Highway Finance Authority, Series A 5.000%, due 09/01/29	$2,000,000	$2,512,080
Birmingham-Jefferson Civic Center Authority, Special Tax Revenue Subordinate Lien, Series B 5.000%, due 07/01/32	2,000,000	2,415,860
Lower Alabama Gas District Gas Project Revenue, Series A 5.000%, due 09/01/31	1,500,000	1,874,130
		6,802,070
Alaska—0.5%
City of Anchorage AK Wastewater Revenue Refunding, Series B 5.000%, due 05/01/31	1,395,000	1,715,571
Arizona—1.4%
Maricopa County Industrial Development Authority (Banner Health Obligation Group), Series A 5.000%, due 01/01/31	3,000,000	3,645,120
Salt Verde Financial Corp., Revenue Bonds 5.000%, due 12/01/32	1,000,000	1,284,010
		4,929,130
Arkansas—0.9%
City of Fort Smith AR Water & Sewer Revenue Refunding 5.000%, due 10/01/34	1,320,000	1,630,503
University of Arkansas, (Fayetteville Campus), Series A 5.000%, due 11/01/29	1,385,000	1,612,445
		3,242,948
California—2.8%
California State 5.000%, due 10/01/30	2,815,000	3,628,422
5.000%, due 04/01/33	2,710,000	3,484,762
Los Angeles Department of Airports (Los Angeles International Airport), Series A, AMT 5.000%, due 05/15/32	2,000,000	2,242,800
University of California Revenue Unrefunded General, Series Q 5.250%, due 05/15/23	110,000	110,392
		9,466,376
Colorado—3.6%
Colorado Health Facilities Authority, Revenue Refunding Adventhealth Obligated Group 5.000%, VRD[1]	1,500,000	1,851,660
Denver City & County Airport Revenue, Subseries A, AMT 5.500%, due 11/15/26	7,000,000	8,174,250
	Face amount	Value
Municipal bonds—(continued)
Colorado—(concluded)
University of Colorado Revenue Refunding, Series A-2 5.000%, due 06/01/30	$1,750,000	$2,240,158
		12,266,068
Connecticut—2.3%
Connecticut Special Tax Revenue, Series B 5.000%, due 10/01/30	2,000,000	2,489,160
Connecticut State (Gaap Conversion Bonds—2013), Series A 5.000%, due 10/15/25	2,900,000	3,314,642
Hartford County Metropolitan District Revenue (Green Bonds), Series A 5.000%, due 11/01/29	1,870,000	2,184,254
		7,988,056
District of Columbia—1.6%
Metropolitan Washington, Airport Authority Airport System Revenue, Series A, AMT 5.000%, due 10/01/22	2,000,000	2,228,880
AMT 5.000%, due 10/01/28	2,500,000	3,104,450
		5,333,330
Florida—4.0%
Broward Port Facilities Revenue Refunding, Series B, AMT 5.000%, due 09/01/21	2,000,000	2,147,140
Citizens Property Insurance Corp. Revenue, Series A-1 5.000%, due 06/01/25	7,000,000	8,324,260
Miami Beach Redevelopment Agency Tax Increment Revenue Refunding 5.000%, due 02/01/28	1,000,000	1,147,680
Orange County Florida Tourist Development Tax Revenue Refunding, Series B 5.000%, due 10/01/30	1,885,000	2,291,858
		13,910,938
Georgia—2.4%
Atlanta Development Authority Revenue Senior Lien, Series A-1 5.000%, due 07/01/32	2,000,000	2,356,820
Fulton County Development Authority of Georgia Revenue (Anticipation CTFS-Wellstar Health System, Inc. Project), Series A 5.000%, due 04/01/36	1,000,000	1,176,510

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Municipal bonds—(continued)
Georgia—(concluded)
Fulton County Development Authority of Georgia Revenue (Piedmont Healthcare, Inc. Project), Series A 5.000%, due 07/01/27	$1,500,000	$1,831,485
Main Street Natural Gas, Inc. Revenue, Series A 5.500%, due 09/15/28	1,500,000	1,921,485
Series B,
1 mo. USD LIBOR + 0.750%, 2.360%, due 04/01/48 [2]	1,000,000	998,300
		8,284,600
Hawaii—0.4%
Hawaii Airports System Revenue, Series A, AMT 5.000%, due 07/01/29	1,000,000	1,249,030
Illinois—11.7%
Chicago O'Hare International Airport Revenue, Series A, AMT 5.000%, due 01/01/23	1,150,000	1,250,660
Chicago O'Hare International Airport Revenue Refunding, Series A, AMT 5.000%, due 01/01/29	2,500,000	2,888,225
Chicago O'Hare International Airport Revenue Senior Lien, Series B 5.000%, due 01/01/35	1,750,000	2,045,085
Chicago Waterworks Revenue Senior Lien, Series 2017-2, (AGM Insured) 5.000%, due 11/01/31	1,000,000	1,193,330
Series A-1 5.000%, due 11/01/29	1,920,000	2,262,259
Cook County Forest Preservation District, (AMBAC Insured) 5.000%, due 11/15/19[3]	5,180,000	5,234,131
Illinois County of Cook Sales Tax Revenue Refunding 5.000%, due 11/15/35	2,500,000	2,956,525
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,394,500
Illinois Finance Authority Revenue University of Chicago, Series A 5.000%, due 10/01/29	2,440,000	2,622,170
Illinois Municipal Electric Agency Power Supply System Revenue Refunding, Series A 5.000%, due 02/01/32	2,500,000	2,915,075
Regional Transportation Authority Revenue Refunding, (AGM Insured) 6.000%, due 06/01/25	2,000,000	2,411,320
Southwestern Illinois Development Authority Health Facility Revenue (Memorial Group, Inc.) 7.125%, due 11/01/30	1,500,000	1,862,670
	Face amount	Value
Municipal bonds—(continued)
Illinois—(concluded)
State of Illinois Sales Tax Revenue, Series A, (BAM Insured) 5.000%, due 06/15/27	$3,000,000	$3,549,420
University of Illinois, Series A 5.000%, due 04/01/30	1,000,000	1,134,730
University of Illinois, (Auxiliary Facilities System), Series A 5.000%, due 04/01/27	4,000,000	4,484,360
		40,204,460
Indiana—3.2%
Indiana Finance Authority Revenue Refunding (Stadium Project), Series A 5.250%, due 02/01/35	1,000,000	1,191,940
Indiana Finance Authority Revenue University Health Obligated Group, Series B 2.250%, VRD	5,250,000	5,448,608
Richmond Hospital Authority Revenue Refunding Reid Hospital & Health Care, Series A 5.000%, due 01/01/30	2,055,000	2,352,872
Whiting City Revenue (BP Products North America, Inc. Project), AMT 5.000%, VRD	1,840,000	2,148,789
		11,142,209
Kentucky—2.6%
Kentucky Public Energy Authority Revenue, Series A 4.000%, VRD	3,250,000	3,544,223
Series B 4.000%, VRD	4,750,000	5,262,097
		8,806,320
Louisiana—2.0%
East Baton Rouge Sewerage Commission Revenue Refunding, Series B 5.000%, due 02/01/28	1,000,000	1,179,300
New Orleans Aviation Board Revenue, Series B, (AGM Insured), AMT 5.000%, due 01/01/28	1,500,000	1,735,020
State of Louisiana State Highway Improvement Revenue, Series A 5.000%, due 06/15/29	3,500,000	4,028,640
		6,942,960
Maryland—1.4%
Maryland Economic Development Corp. (Purple Line Light Rail Project) Revenue Bonds, Series A, AMT 5.000%, due 03/31/24	1,000,000	1,076,180

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Municipal bonds—(continued)
Maryland—(concluded)
Maryland Health & Higher Educational Facilities Authority Revenue Peninsula Regional Medical Center 5.000%, due 07/01/32	$1,500,000	$1,709,940
Maryland State Transportation Authority Revenue Baltimore/Washington International, AMT 5.000%, due 06/01/24	1,700,000	1,981,877
		4,767,997
Massachusetts—3.2%
Commonwealth of Massachusetts, Series D 4.000%, due 05/01/34	2,000,000	2,307,660
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A 5.000%, due 06/15/23	2,400,000	2,664,264
Massachusetts Educational Financing Authority, Series K, AMT 5.000%, due 07/01/22	2,500,000	2,758,950
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series B 5.000%, due 08/15/28	3,000,000	3,335,640
		11,066,514
Michigan—4.0%
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien, Series A 5.000%, due 07/01/23	1,000,000	1,139,150
Series D 5.000%, due 07/01/26	1,100,000	1,343,331
Michigan State Finance Authority Revenue Refunding (Beaumont Health Credit Group) 5.000%, due 08/01/33	2,415,000	2,753,873
Michigan State Finance Authority Revenue Refunding (Detroit School District), Series A 5.000%, due 05/01/22	1,485,000	1,629,000
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage), Series C-3, (AGM Insured) 5.000%, due 07/01/30	1,500,000	1,731,195
Michigan Strategic Fund Revenue, (Improvement Project), AMT 5.000%, due 06/30/32	3,300,000	4,008,081
Utica Community Schools, (School Building And Site)
4.000%, due 05/01/23	1,000,000	1,098,580
		13,703,210
	Face amount	Value
Municipal bonds—(continued)
Missouri—3.9%
City of Kansas City, Missouri Airport Revenue, Series A, AMT 5.000%, due 09/01/23	$5,000,000	$5,380,700
Missouri Joint Municipal Electric Utility Commission Revenue Refunding Prairie State Project, Series A 5.000%, due 12/01/25	2,300,000	2,749,397
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Coxhealth, Series A 5.000%, due 11/15/34	2,000,000	2,315,180
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Saint Luke's Health System 5.000%, due 11/15/28	1,000,000	1,199,860
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care, Series A 5.000%, due 06/01/27	1,500,000	1,736,640
		13,381,777
Nebraska—1.3%
Nebraska Public Power District Revenue Refunding, Series B 5.000%, due 01/01/31	1,300,000	1,616,667
Public Power Generation Agency Revenue Refunding Whelan Energy Center Unit 2, Series A 5.000%, due 01/01/30	2,500,000	2,887,275
		4,503,942
Nevada—1.1%
Las Vegas Valley Water District, Series B 5.000%, due 06/01/25	2,700,000	2,985,390
Reno Sales Tax Revenue Refunding, First Lien, Series 2018A 5.000%, due 06/01/33	500,000	614,390
		3,599,780
New Jersey—6.7%
New Jersey Economic Development Authority Revenue Refunding, Series WW 5.250%, due 06/15/31	2,100,000	2,395,134
Series XX 5.000%, due 06/15/26	1,600,000	1,835,584
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co., Series C, AMT 5.100%, due 06/01/23	1,000,000	1,026,580
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,730,670

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Municipal bonds—(continued)
New Jersey—(concluded)
New Jersey State Higher Education Assistance Authority Revenue, Series 1A, AMT 5.000%, due 12/01/21	$2,550,000	$2,749,767
Series B, AMT 5.000%, due 12/01/23	2,000,000	2,274,400
New Jersey Turnpike Authority Revenue, Series E 5.000%, due 01/01/30	1,350,000	1,695,573
Tobacco Settlement Financing Corp. Tobacco Settlement Revenue Refunding, Series A 5.000%, due 06/01/34	8,000,000	9,448,640
		23,156,348
New York—6.3%
Nassau County New York Industrial Development, Series B 5.000%, due 10/01/21	4,045,000	4,376,771
New York City, Series E 5.000%, due 08/01/24	2,815,000	3,191,506
Series H 5.000%, due 08/01/25	2,990,000	3,486,729
New York City Transitional Finance Authority Future Tax Secured Revenue, Subseries I 5.000%, due 05/01/23	1,000,000	1,145,710
New York State Urban Development Corp. Empire State Development State Personal Income Tax Revenue Bonds, Series E 5.000%, due 03/15/31	2,000,000	2,251,200
New York Transportation Development Corp. Special Facility Revenue Refunding (Laguardia Airport Terminal B Redevelopment), Series A, AMT 5.000%, due 07/01/34	1,000,000	1,121,590
New York Transportation Development Corp. Special Facility Revenue Refunding (Terminal One Group Association), AMT 5.000%, due 01/01/22	1,500,000	1,617,510
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth), AMT 5.000%, due 09/01/22	2,400,000	2,672,304
Triborough Bridge & Tunnel Authority Revenue, Subseries 2003B-2, 1 mo. USD LIBOR + 0.350%, 1.960%, due 01/01/33[2]	750,000	750,390
TSASC, Inc. Tobacco Settlement Bonds, Series A 5.000%, due 06/01/34	1,000,000	1,151,900
		21,765,610
	Face amount	Value
Municipal bonds—(continued)
North Carolina—0.9%
North Carolina Medical Care Commission Health Care Facilities Revenue Refunding (Vidant Health) 5.000%, due 06/01/32	$1,500,000	$1,740,975
North Carolina Turnpike Authority Senior Lien, (AGM Insured) 5.000%, due 01/01/26	1,250,000	1,502,550
		3,243,525
Ohio—0.3%
American Municipal Power, Inc., Revenue, Series A 5.000%, due 02/15/27	1,000,000	1,152,330
Pennsylvania—6.4%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group Issue) Revenue, Series A 5.000%, due 04/01/29	3,190,000	3,961,214
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,055,990
Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue 5.000%, due 06/01/31	1,500,000	1,834,740
Delaware Valley Regional Finance Authority, Pennsylvania Local Government Revenue Bonds, Series B, SIFMA + 0.420%, 1.820%, due 09/01/48[2]	3,500,000	3,498,950
Pennsylvania Turnpike Commission Motor License Fund-Enhanced Turnpike Subordinate Special Revenue 5.000%, due 12/01/33	1,500,000	1,800,180
Pennsylvania Turnpike Commission Turnpike Refunding Subordinated Revenue, Series B 5.000%, due 06/01/28	2,000,000	2,387,020
Pennsylvania Turnpike Commission Turnpike Revenue, Series B 5.000%, due 12/01/32	1,250,000	1,472,400
Philadelphia Airport Revenue, Series B, AMT 5.000%, due 07/01/32	1,250,000	1,499,363
Philadelphia School District, Series A 5.000%, due 09/01/31	1,000,000	1,218,000
Philadelphia School District Prerefunded, Series F 5.000%, due 09/01/30	10,000	12,403
Philadelphia School District Unrefunded, Series F 5.000%, due 09/01/30	2,640,000	3,123,991
		21,864,251

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Municipal bonds—(continued)
Tennessee—1.8%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue (Lipscomb University Projects), Series S 5.000%, due 10/01/35	$1,350,000	$1,643,639
Tennessee Energy Acquisition Corp. Gas Revenue 4.000%, VRD	2,500,000	2,774,050
Series A 5.250%, due 09/01/26	1,500,000	1,797,405
		6,215,094
Texas—13.3%
Arlington Independent School District School Building Bond, Series A, (PSF-GTD) 5.000%, due 02/15/25	1,400,000	1,584,030
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A 5.000%, due 01/01/35	1,100,000	1,259,434
Central Texas Turnpike System, Series C 5.000%, due 08/15/31	2,000,000	2,273,640
City of Brownsville, Texas Utilities System Revenue, Series A 5.000%, due 09/01/28	2,225,000	2,512,804
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools, (PSF-GTD) 5.000%, due 08/15/28	1,100,000	1,274,416
Cypress-Fairbanks Independent School District, (PSF-GTD) 5.000%, due 02/15/25	2,500,000	2,826,775
Dickinson Independent School District, (PSF-GTD) 5.000%, due 02/15/30	2,500,000	2,871,525
El Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,180,020
El Paso Texas 5.000%, due 08/15/34	2,000,000	2,374,560
Grand Parkway Transportation Corporation Bond Anticipation Notes Revenue 5.000%, due 02/01/23	500,000	561,015
Harris County Cultural Education Facilities Finance Corp. Revenue Refunding Childred's Hospital 4.000%, due 10/01/35	1,750,000	1,984,955
Harris County Toll Road Authority Revenue Refunding Senior Lien, Series A 5.000%, due 08/15/29	2,025,000	2,569,664
Harris County-Houston Sports Authority Revenue Refunding Senior Lien, Series A 5.000%, due 11/15/29	1,000,000	1,154,770
Houston Airport System Revenue Refunding, Series B 5.000%, due 07/01/29	2,000,000	2,531,720
	Face amount	Value
Municipal bonds—(continued)
Texas—(concluded)
Houston Utility System Revenue First Lien, Series D 5.000%, due 11/15/29	$2,000,000	$2,167,880
North Texas Tollway Authority Revenue Refunding, Series A 5.000%, due 01/01/31	2,750,000	3,200,587
Series A 5.000%, due 01/01/34	2,775,000	3,203,793
Socorro Independent School District Refunding, Series A, (PSF-GTD) 5.000%, due 08/15/28	3,885,000	4,546,033
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding (Baylor Scott and White Memorial Hospital), Series B 5.000%, due 11/15/32	1,000,000	1,184,430
University of Houston Revenue Refunding, Series C 5.000%, due 02/15/29	2,000,000	2,422,780
West Travis County Public Utility Agency Revenue, (BAM Insured) 5.000%, due 08/15/30	1,000,000	1,227,780
		45,912,611
Virginia—1.9%
City of Richmond, Virginia Public Utility Revenue 5.000%, due 01/15/26	2,030,000	2,502,097
Virginia College Building Authority Virginia Educational Facilities Revenue Bonds, (21st Century College), Series C 5.000%, due 02/01/31	1,825,000	2,250,699
Virginia Small Business Financing Authority Senior Lien Revenue Bonds, (95 Express Lanes LLLC Project), AMT 5.000%, due 07/01/34	1,700,000	1,817,963
		6,570,759
Washington—2.2%
Central Puget Sound Regional Transit Authority Revenue (Green Bonds), Series S-1 5.000%, due 11/01/26	1,000,000	1,251,850
Energy Northwest Project 1 Electric Revenue Refunding, Series A 5.000%, due 07/01/26	1,000,000	1,109,030
Port of Seattle Revenue, Series C, AMT 5.000%, due 04/01/32	1,955,000	2,234,858
Port of Seattle Revenue, Intermediate Lien, AMT 5.000%, due 04/01/28[1]	2,500,000	3,122,150
		7,717,888

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
Municipal bonds—(concluded)
Wisconsin—3.2%
Public Finance Authority lease Development Revenue (Central District Development Project) 5.000%, due 03/01/34	$1,500,000	$1,786,815
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,132,740
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.), Series A 5.125%, due 04/15/31	3,000,000	3,432,210
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health), Series A 5.000%, due 12/01/26	1,175,000	1,374,151
WPPI Energy Power Supply Revenue, Series A 5.000%, due 07/01/32	2,760,000	3,109,526
		10,835,442
Total municipal bonds (cost—$326,002,379)		341,741,144
	Number of shares	Value
Short-term investment—0.8%
Investment company—0.8%
State Street Institutional U.S. Government Money Market Fund (cost—$2,751,375)	2,751,375	$2,751,375
Total investments (cost—$328,753,754)—100.1%		344,492,519
Liabilities in excess of other assets—(0.1)%		(177,260)
Net assets—100.0%		$344,315,259

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$341,741,144	$—	$341,741,144
Short-term investment	—	2,751,375	—	2,751,375
Total	$—	$344,492.519	$—	$344,492.519

At July 31, 2019 there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Illiquid investment at period end. Illiquid assets, in the amount of $5,234,131, represented 1.5% of the Portfolio's net assets at period end.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned 4.75% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays Global Aggregate Index (the "benchmark") returned 5.73%, the Bloomberg Barclays Global Aggregate ex-USD 50% Hedged Index returned 6.32%, and the Lipper Global Income Funds median returned 6.01%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 115. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio modestly outperformed its benchmark during the reporting period. This was driven by our overweight in risk assets and duration positioning. In particular, an overweight allocation to high-yield corporate bonds, along with an allocation to investment-grade corporate bonds and security selection within the space, were the main contributors to performance. Conversely, our foreign exchange overlay detracted from performance.

Our high-yield corporate bond allocation was beneficial in 2019, as spreads compressed, reversing their direction from the end of 2018. This turnaround was due to a combination of factors, including rising oil prices, the Federal Reserve Board's (Fed's) dovish pivot and improving risk sentiment. Mindful of the rally, we trimmed our exposure in US and European high-yield, taking partial profits. The investment-grade corporate bond allocation contributed to returns due to spread compression in 2019 on the back of improving risk sentiment and a better-than-expected earnings season. While we had a neutral position versus the benchmark due to deteriorating fundamentals, we maintained a sector overweight to transportation and consumer non-cyclicals, while underweighting consumer cyclicals.

The Portfolio's overweight allocation in covered bonds, which we rotated into mid last year by reducing exposure to investment-grade corporates, contributed over the period. Furthermore, our positioning in US duration contributed to performance, as we held a short position last year. This was driven by our view that strong growth would encourage the Fed to continue with rate hikes, and the market moved closer towards reflecting our view that the Fed would hike four times in 2018. This positioning came under pressure in the fourth quarter of 2018, as the risk-off environment provided support for US Treasuries. We went overweight in US duration by adding duration in the

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. (d/b/a J.P. Morgan Asset Management) ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

J.P. Morgan: Iain Stealey, CFA and Linda Raggi, CFA since January 2017

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing

primarily in global fixed income securities either directly

or through the use of financial derivative instruments

where appropriate.

PACE Global Fixed Income Investments

Subadvisor's comments – concluded

10-year and 30-year parts of the yield curve starting in December 2018. This was additive for results due to the rally in Treasuries, driven by the Fed's dovish pivot.

Our foreign exchange overlay detracted from returns, with the bulk of the losses concentrated in the fourth quarter of 2018. During this time, both our quantitative model and qualitative inputs hurt performance. The main themes behind underperformance in the fourth quarter were long beta (risk) positions in oil and equities. The unexpected 35% decline in oil prices, the largest quarterly decline since the financial crisis, hurt our long positions in the Norwegian krone and Canadian dollar. Likewise, with the sharp decline in risk assets in December 2018 coming on the back of trade tensions, Fed policy decisions and the mid-term elections leading to the prospect of less US fiscal stimulus, hurt our long positioning in US dollar versus Japanese yen, as the yen rallied on a flight to safety. We maintained these themes through the selloff, which saw a rebound in foreign exchange performance in the first quarter of 2019.

We utilized derivatives over the period for efficient Portfolio management purposes. The main types of financial derivative contracts we use are interest rate futures and foreign exchange currency forwards contracts. This allows us to implement our strategy, as well as to hedge or take currency risk. For example, we used interest rate futures to take short positions in the US and Germany in the front end of the yield curve. Overall, the use of derivatives was beneficial to our management process.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.48%	0.76%	1.75%
Class Y2	4.66	0.93	1.95
Class P3	4.75	0.95	1.96
After deducting maximum sales charge
Class A1	0.55	(0.01)	1.36
Bloomberg Barclays Global Aggregate Index[4]	5.73	1.33	2.63
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index [5]	6.32	2.32	3.16
Lipper Global Income Funds median	6.01	1.70	3.32

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.12%	0.80%	2.20%
Class Y2	5.30	0.97	2.41
Class P3	5.28	0.99	2.42
After deducting maximum sales charge
Class A1	1.17	0.04	1.81

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, supplemented from time to time, were as follows: Class A—1.27% and 1.03%; Class Y—1.15% and 0.87%; and Class P—1.09% and 0.84%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.03%; Class Y—0.87%; and Class P—0.84%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees."

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Fixed Income Investments Class P shares versus the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Global Fixed Income Investments

PACE Global Fixed Income Investments

Portfolio statistics—July 31, 2019 (unaudited)

Characteristics
Weighted average duration	7.86 yrs.
Weighted average maturity	12.81 yrs.
Average coupon	2.83%
Top ten holdings[1]	Percentage of net assets
Japan Government Five Year Bond, 0.100% due 09/20/21	5.5%
FNMA TBA, 3.500%	5.1
US Treasury Notes, 2.375% due 02/29/24	3.8
Japan Government Twenty Year Bond, 2.200% due 09/20/26	3.3
Japan Government Two Year Bond, 0.100% due 09/15/19	2.5
GNMA TBA, 4.500%	2.0
FNMA TBA, 4.500%	1.5
Korea Treasury Bond, 3.000% due 09/10/24	1.5
Japan Government Forty Year Bond, 2.200% due 03/20/51	1.5
Japan Government Thirty Year Bond, 2.300% due 03/20/39	1.5
Total	28.2%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	36.9%
Japan	19.2
United Kingdom	8.3
Spain	5.5
France	5.0
Total	74.9%
Investments by type of issuer[1]	Percentage of net assets
Government and other public issuers	67.6%
Banks and other financial institutions	23.5
Industrial	15.7
Investment companies	3.7
Cash equivalents and other assets less liabilities	(10.5)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount		Value
Government debt securities—56.0%
Australia—1.6%
Australia Government Bond 3.000%, due 03/21/47[1]	AUD	450,000	$384,696
4.250%, due 04/21/26[1]	AUD	4,050,000	3,349,947
5.750%, due 07/15/22[1]	AUD	2,600,000	2,033,672
			5,768,315
Austria—0.7%
Republic of Austria Government Bond 1.200%, due 10/20/25[1]	EUR	2,200,000	2,699,886
Belgium—1.0%
Kingdom of Belgium Government Bond 4.250%, due 09/28/22[1]	EUR	1,250,000	1,603,501
5.000%, due 03/28/35[1]	EUR	1,030,000	1,971,050
			3,574,551
Bermuda—0.3%
Bermuda Government International Bond 4.750%, due 02/15/29[2]	USD	910,000	1,016,925
Canada—2.4%
Canadian Government Bond 1.750%, due 03/01/23	CAD	3,500,000	2,672,257
5.000%, due 06/01/37	CAD	380,000	434,630
5.750%, due 06/01/33	CAD	910,000	1,040,398
Province of British Columbia Canada 2.800%, due 06/18/48	CAD	300,000	245,092
Province of Ontario Canada 2.400%, due 06/02/26	CAD	4,050,000	3,135,421
Province of Quebec Canada 5.000%, due 12/01/41	CAD	1,100,000	1,193,389
			8,721,187
China—1.2%
China Government Bond 3.160%, due 06/27/23[1]	CNY	4,500,000	656,805
3.380%, due 11/21/24[1]	CNY	2,500,000	368,143
3.480%, due 06/29/27[1]	CNY	9,500,000	1,400,593
4.100%, due 12/04/22[1]	CNY	2,000,000	300,464
4.290%, due 05/22/29[1]	CNY	11,000,000	1,712,864
			4,438,869
Colombia—0.1%
Colombia Government International Bond 5.000%, due 06/15/45	USD	216,000	239,760
Cyprus—0.7%
Cyprus Government International Bond EMTN 4.250%, due 11/04/25[1]	EUR	1,753,000	2,418,302
Denmark—0.5%
Denmark Government Bond 1.500%, due 11/15/23	DKK	10,250,000	1,667,387
El Salvador—0.1%
El Salvador Government International Bond 7.125%, due 01/20/50[2,3]	USD	256,000	258,475
	Face amount		Value
Government debt securities—(continued)
Finland—0.1%
Finland Government Bond 2.750%, due 07/04/28[1]	EUR	340,000	$480,592
France—1.3%
French Republic Government Bond OAT 4.000%, due 04/25/55[1]	EUR	430,000	947,909
4.750%, due 04/25/35[1]	EUR	2,030,000	3,848,079
			4,795,988
Germany—0.2%
Bundesrepublik Deutschland Bundesanleihe 4.750%, due 07/04/34[1]	EUR	340,000	663,375
Greece—0.2%
Hellenic Republic Government Bond 1.875%, due 07/23/26[1]	EUR	619,000	693,193
Hungary—0.5%
Hungary Government Bond 3.000%, due 08/21/30	HUF	57,580,000	208,752
3.250%, due 10/22/31	HUF	209,600,000	774,877
Hungary Government International Bond 5.375%, due 03/25/24	USD	600,000	671,813
			1,655,442
Indonesia—0.9%
Indonesia Government International Bond EMTN 3.375%, due 04/15/23[1]	USD	1,950,000	1,998,750
Indonesia Treasury Bond 7.000%, due 05/15/27	IDR	16,042,000,000	1,120,434
			3,119,184
Ireland—0.3%
Ireland Government Bond 1.000%, due 05/15/26[1]	EUR	1,030,000	1,232,927
Italy—3.9%
Italy Buoni Poliennali Del Tesoro 0.650%, due 11/01/20	EUR	1,900,000	2,124,910
2.000%, due 02/01/28[1]	EUR	1,770,000	2,070,269
2.050%, due 08/01/27	EUR	1,440,000	1,688,517
3.450%, due 03/01/48[1]	EUR	1,790,000	2,346,291
4.750%, due 09/01/21	EUR	3,700,000	4,488,869
5.000%, due 09/01/40[1]	EUR	950,000	1,491,219
			14,210,075
Japan—17.6%
Japan Government Five Year Bond 0.100%, due 09/20/21	JPY	2,137,300,000	19,775,968
Japan Government Forty Year Bond 2.200%, due 03/20/51	JPY	379,700,000	5,402,811
Japan Government Ten Year Bond 0.100%, due 06/20/28	JPY	273,600,000	2,584,601
Japan Government Thirty Year Bond 1.700%, due 06/20/44	JPY	128,500,000	1,580,896
2.300%, due 12/20/36	JPY	269,400,000	3,398,887
2.300%, due 03/20/39	JPY	413,000,000	5,324,242

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount		Value
Government debt securities—(continued)
Japan—(concluded)
Japan Government Twenty Year Bond 0.700%, due 03/20/37	JPY	463,100,000	$4,670,759
2.200%, due 09/20/26	JPY	1,093,750,000	11,830,074
Japan Government Two Year Bond 0.100%, due 09/15/19	JPY	989,850,000	9,100,997
			63,669,235
Luxembourg—1.1%
European Financial Stability Facility EMTN 0.400%, due 05/31/26[1]	EUR	3,290,000	3,828,868
Malaysia—0.3%
Malaysia Government Bond 4.160%, due 07/15/21	MYR	4,100,000	1,010,274
Mexico—0.7%
Mexican Bonos 5.750%, due 03/05/26	MXN	28,950,000	1,382,411
Mexico Government International Bond 4.125%, due 01/21/26	USD	1,180,000	1,233,690
			2,616,101
Netherlands—0.5%
Netherlands Government Bond 1.750%, due 07/15/23[1]	EUR	150,000	182,781
4.000%, due 01/15/37[1]	EUR	800,000	1,512,646
			1,695,427
New Zealand—0.0%†
New Zealand Government Bond 2.750%, due 04/15/37[1]	NZD	181,000	134,830
Oman—0.1%
Oman Government International Bond 4.750%, due 06/15/26[1]	USD	300,000	288,750
Poland—1.3%
Republic of Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	1,115,223
Republic of Poland Government International Bond 3.000%, due 03/17/23	USD	2,750,000	2,820,469
Republic of Poland Government International Bond EMTN 1.500%, due 09/09/25[1]	EUR	500,000	607,987
			4,543,679
Portugal—1.0%
Portugal Obrigacoes do Tesouro OT 2.250%, due 04/18/34[1]	EUR	300,000	401,591
2.875%, due 10/15/25[1]	EUR	2,560,000	3,356,643
			3,758,234
Qatar—0.1%
Qatar Government International Bond 4.817%, due 03/14/49[2,4]	USD	300,000	347,250
	Face amount		Value
Government debt securities—(continued)
Russia—0.1%
Russian Federal Bond—OFZ 8.150%, due 02/03/27	RUB	26,050,000	$435,050
Saudi Arabia—0.5%
Saudi Government International Bond 0.750%, due 07/09/27[2]	EUR	610,000	696,070
Saudi Government International Bond EMTN 3.625%, due 03/04/28[1]	USD	400,000	417,640
4.500%, due 10/26/46[1]	USD	600,000	635,100
			1,748,810
Slovenia—0.1%
Slovenia Government International Bond 5.250%, due 02/18/24[1]	USD	510,000	571,519
South Korea—1.8%
Korea Housing Finance Corp. 0.100%, due 06/18/24[2]	EUR	724,000	806,886
0.750%, due 10/30/23[2]	EUR	317,000	363,538
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	5,447,522
			6,617,946
Spain—4.1%
Spain Government Bond 1.400%, due 01/31/20	EUR	700,000	782,287
1.500%, due 04/30/27[1]	EUR	2,200,000	2,709,384
1.600%, due 04/30/25[1]	EUR	4,000,000	4,886,300
2.700%, due 10/31/48[1]	EUR	118,000	175,845
4.900%, due 07/30/40[1]	EUR	950,000	1,842,220
5.150%, due 10/31/28[1]	EUR	2,850,000	4,594,240
			14,990,276
Supranational—0.1%
European Union EMTN 3.375%, due 04/04/32[1]	EUR	200,000	312,982
Sweden—0.4%
Sweden Government Bond 3.500%, due 06/01/22	SEK	11,625,000	1,347,844
Thailand—0.5%
Thailand Government Bond 2.125%, due 12/17/26	THB	49,820,000	1,655,121
United Arab Emirates—0.4%
Abu Dhabi Government International Bond 3.125%, due 10/11/27[2]	USD	1,100,000	1,141,250
4.125%, due 10/11/47[1]	USD	450,000	497,812
			1,639,062
United Kingdom—2.9%
United Kingdom Gilt 1.750%, due 09/07/22[1]	GBP	1,300,000	1,648,989
3.250%, due 01/22/44[1]	GBP	2,490,000	4,259,309
3.750%, due 09/07/21[1]	GBP	1,200,000	1,562,237
4.250%, due 12/07/55[1]	GBP	1,270,000	2,872,145
			10,342,680

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount		Value
Government debt securities—(concluded)
United States—6.4%
US Treasury Bonds 3.000%, due 02/15/47	USD	1,496,900	$1,639,924
3.000%, due 05/15/47	USD	850,000	930,285
3.125%, due 05/15/48	USD	500,000	560,469
US Treasury Inflation Index Note (TIPS) 0.875%, due 01/15/29	USD	1,044,575	1,100,610
US Treasury Notes 2.375%, due 02/29/24	USD	13,390,000	13,709,582
2.375%, due 05/15/29	USD	4,100,000	4,229,566
2.625%, due 07/31/20	USD	860,000	864,838
			23,035,274
Total government debt securities (cost—$196,414,212)			202,243,645
Corporate debt securities—34.5%
Australia—2.7%
Australia & New Zealand Banking Group Ltd. 2.500%, due 01/16/24[1]	EUR	700,000	870,562
Australia & New Zealand Banking Group Ltd. EMTN 3.625%, due 07/18/22[1]	EUR	1,800,000	2,231,617
BHP Billiton Finance Ltd.
(fixed, converts to FRN on 10/22/24), 5.625%, due 10/22/79[1]	EUR	300,000	402,672
National Australia Bank Ltd. EMTN 0.875%, due 02/19/27[1]	EUR	1,300,000	1,533,543
Westpac Banking Corp. 2.100%, due 02/25/21[1]	USD	2,600,000	2,595,142
Westpac Banking Corp. EMTN 0.625%, due 01/14/22[1]	EUR	1,100,000	1,247,668
Westpac Banking Corp. GMTN 0.500%, due 05/17/24[1]	EUR	800,000	917,011
			9,798,215
Belgium—0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 3.650%, due 02/01/26	USD	205,000	216,259
4.700%, due 02/01/36	USD	340,000	380,375
Anheuser-Busch InBev Worldwide, Inc. 4.439%, due 10/06/48	USD	260,000	277,878
4.750%, due 01/23/29	USD	270,000	307,430
			1,181,942
Canada—1.3%
Canadian Imperial Bank of Commerce 2.350%, due 07/27/22[1]	USD	1,100,000	1,107,820
Canadian Natural Resources Ltd. 3.900%, due 02/01/25	USD	80,000	83,616
Emera US Finance LP 4.750%, due 06/15/46	USD	265,000	296,272
Fortis, Inc. 3.055%, due 10/04/26	USD	406,000	406,706
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	868,563
	Face amount		Value
Corporate debt securities—(continued)
Canada—(concluded)
MEG Energy Corp. 6.500%, due 01/15/25[2]	USD	75,000	$74,813
Royal Bank of Canada 0.250%, due 06/28/23[1]	EUR	1,500,000	1,700,512
			4,538,302
China—0.1%
Shimao Property Holdings Ltd. 4.750%, due 07/03/22[1]	USD	420,000	422,100
Denmark—0.2%
Jyske Realkredit A/S 1.000%, due 10/01/19	DKK	6,000,000	891,526
France—3.7%
Air Liquide Finance SA 2.250%, due 09/27/23[2]	USD	410,000	406,872
Altice France SA 5.625%, due 05/15/24[1]	EUR	120,000	137,347
Cie de Saint-Gobain EMTN 5.625%, due 11/15/24[1]	GBP	100,000	148,019
Credit Agricole Home Loan SFH SA EMTN 0.500%, due 04/03/25[1]	EUR	600,000	694,808
0.625%, due 09/11/23[1]	EUR	2,700,000	3,119,181
Credit Agricole SA 3.750%, due 04/24/23[2]	USD	1,440,000	1,490,991
Dexia Credit Local SA 1.250%, due 11/26/24[1]	EUR	1,700,000	2,033,394
Engie SA 2.875%, due 10/10/22[1]	USD	2,369,000	2,402,482
Europcar Mobility Group 4.125%, due 11/15/24[1]	EUR	100,000	115,906
La Financiere Atalian SASU 4.000%, due 05/15/24[1]	EUR	150,000	115,082
Orano SA EMTN 4.875%, due 09/23/24	EUR	200,000	259,286
Rexel SA 2.125%, due 06/15/25[1]	EUR	300,000	341,180
Societe Generale SA EMTN 5.200%, due 04/15/21[1]	USD	800,000	836,243
SPIE SA 3.125%, due 03/22/24[1]	EUR	300,000	360,276
Total Capital International SA 3.461%, due 07/12/49	USD	200,000	199,243
Total Capital SA EMTN 5.125%, due 03/26/24[1]	EUR	550,000	761,418
			13,421,728
Germany—0.3%
CeramTec BondCo GmbH 5.250%, due 12/15/25[1]	EUR	250,000	282,631
Nidda BondCo GmbH 5.000%, due 09/30/25[1]	EUR	200,000	222,888
Nidda Healthcare Holding GmbH 3.500%, due 09/30/24[1]	EUR	250,000	287,377

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount		Value
Corporate debt securities—(continued)
Germany—(concluded)
Tele Columbus AG 3.875%, due 05/02/25[2]	EUR	100,000	$102,840
Unitymedia GmbH 3.750%, due 01/15/27[1]	EUR	200,000	235,404
			1,131,140
Greece—0.3%
Alpha Bank AE EMTN 2.500%, due 02/05/23[1]	EUR	750,000	875,738
National Bank of Greece SA EMTN 2.750%, due 10/19/20[1]	EUR	300,000	342,362
			1,218,100
Hong Kong—0.1%
Hong Kong Red Star Macalline Universal Home Furnishings Ltd. 3.375%, due 09/21/22[1]	USD	500,000	463,455
Ireland—0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.750%, due 03/15/24[1]	EUR	300,000	340,436
7.250%, due 05/15/24[2]	USD	225,000	237,467
			577,903
Italy—0.3%
Enel Finance International N.V. EMTN 1.966%, due 01/27/25[1]	EUR	264,000	322,897
EVOCA SpA 7.000%, due 10/15/23[1]	EUR	125,000	144,936
Telecom Italia SpA EMTN 3.000%, due 09/30/25[1]	EUR	400,000	464,940
Wind Tre SpA 3.125%, due 01/20/25[1]	EUR	200,000	223,393
			1,156,166
Japan—1.6%
Mitsubishi UFJ Financial Group, Inc. 3.218%, due 03/07/22	USD	1,145,000	1,164,920
3.407%, due 03/07/24	USD	320,000	330,695
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	580,000	592,370
Sumitomo Mitsui Banking Corp. EMTN 0.550%, due 11/06/23[1]	EUR	3,200,000	3,653,519
			5,741,504
Jersey—0.2%
Heathrow Funding Ltd. EMTN 1.875%, due 07/12/32[1]	EUR	490,000	599,375
Luxembourg—0.5%
Altice Finco SA 4.750%, due 01/15/28[1]	EUR	200,000	200,367
Altice Luxembourg SA 6.250%, due 02/15/25[1]	EUR	150,000	168,734
Intelsat Jackson Holdings SA 8.000%, due 02/15/24[2]	USD	130,000	135,051
	Face amount		Value
Corporate debt securities—(continued)
Luxembourg—(concluded)
Matterhorn Telecom Holding SA 4.875%, due 05/01/23[1]	EUR	100,000	$111,936
SELP Finance SARL 1.500%, due 11/20/25[1]	EUR	520,000	608,429
SES SA
(fixed, converts to FRN on 01/02/22), 4.625%, due 01/02/22[1,5]	EUR	200,000	233,842
Telenet Finance VI Luxembourg SCA 4.875%, due 07/15/27[1]	EUR	250,920	302,073
			1,760,432
Mexico—0.1%
Petroleos Mexicanos 5.500%, due 06/27/44	USD	350,000	285,250
Netherlands—2.1%
ABN AMRO Bank N.V. EMTN 6.375%, due 04/27/21[1]	EUR	1,950,000	2,397,355
(fixed, converts to FRN on 06/30/20), 2.875%, due 06/30/25[1]	EUR	1,400,000	1,587,417
Airbus Finance BV EMTN 1.375%, due 05/13/31[1]	EUR	200,000	242,037
EDP Finance BV EMTN 2.000%, due 04/22/25[1]	EUR	910,000	1,114,323
ING Groep N.V. EMTN
(fixed, converts to FRN on 04/11/23), 3.000%, due 04/11/28	EUR	1,600,000	1,933,893
Ziggo Bond Co BV 4.625%, due 01/15/25[1]	EUR	350,000	399,234
			7,674,259
New Zealand—1.1%
ANZ New Zealand Int'l Ltd. 0.625%, due 01/27/22[1]	EUR	2,900,000	3,290,334
ASB Finance Ltd. EMTN 0.125%, due 10/18/23[1]	EUR	396,000	445,383
0.625%, due 10/18/24[1]	EUR	109,000	125,730
			3,861,447
Portugal—0.5%
Brisa Concessao Rodoviaria SA EMTN 2.375%, due 05/10/27[1]	EUR	800,000	998,674
EDP Finance BV EMTN 1.125%, due 02/12/24[1]	EUR	800,000	931,731
			1,930,405
Spain—0.7%
Grifols SA 3.200%, due 05/01/25[1]	EUR	350,000	398,628
Iberdrola International BV EMTN 0.375%, due 09/15/25[1]	EUR	500,000	568,436
PITCH1 5.125%, due 07/20/22	EUR	800,000	1,026,048
Telefonica Europe BV
(fixed, converts to FRN on 03/31/24), 5.875%, due 03/31/24[1,5]	EUR	300,000	383,575
			2,376,687

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount		Value
Corporate debt securities—(continued)
Supranational—1.0%
European Investment Bank EMTN 0.875%, due 09/13/24[1]	EUR	2,600,000	$3,084,010
European Stability Mechanism EMTN 1.125%, due 05/03/32[1]	EUR	500,000	626,580
			3,710,590
Sweden—0.1%
Verisure Midholding AB 5.750%, due 12/01/23[1]	EUR	250,000	285,177
Switzerland—0.2%
Credit Suisse Group AG
(fixed, converts to FRN on 09/12/24), 2.125%, due 09/12/25[1]	GBP	600,000	737,308
United Kingdom—3.3%
AstraZeneca PLC 4.375%, due 11/16/45	USD	290,000	326,271
BAT Capital Corp. 3.557%, due 08/15/27	USD	970,000	966,923
4.390%, due 08/15/37	USD	345,000	333,865
BP Capital Markets PLC EMTN 0.900%, due 07/03/24[1]	EUR	610,000	706,562
Centrica PLC EMTN 4.375%, due 03/13/29[1]	GBP	200,000	286,885
Eversholt Funding PLC EMTN 6.359%, due 12/02/25[1]	GBP	430,000	650,106
Fiat Chrysler Finance Europe SA GMTN 4.750%, due 07/15/22[1]	EUR	200,000	250,184
GlaxoSmithKline Capital PLC 3.000%, due 06/01/24	USD	365,000	375,511
Heathrow Funding Ltd. EMTN 6.750%, due 12/03/26[1]	GBP	850,000	1,396,892
HSBC Holdings PLC
(fixed, converts to FRN on 03/11/24), 3.803%, due 03/11/25	USD	285,000	295,175
(fixed, converts to FRN on 11/22/22), 3.033%, due 11/22/23[4]	USD	1,200,000	1,212,884
Iceland Bondco PLC 4.625%, due 03/15/25[1]	GBP	100,000	105,801
Imperial Brands Finance PLC 3.125%, due 07/26/24[2]	USD	440,000	438,797
Nationwide Building Society 3.900%, due 07/21/25[2]	USD	720,000	765,416
Royal Bank of Scotland Group PLC
(fixed, converts to FRN on 03/22/24), 4.269%, due 03/22/25	USD	380,000	389,361
(fixed, converts to FRN on 05/15/22), 3.498%, due 05/15/23	USD	985,000	989,490
Santander UK Group Holdings PLC 1.125%, due 09/08/23[1]	EUR	239,000	270,918
Sky Ltd. GMTN 2.250%, due 11/17/25[1]	EUR	510,000	640,839
Synlab Unsecured Bondco PLC 8.250%, due 07/01/23[1]	EUR	200,000	231,144
	Face amount		Value
Corporate debt securities—(continued)
United Kingdom—(concluded)
Tesco Corporate Treasury Services PLC EMTN 2.500%, due 07/01/24[1]	EUR	350,000	$422,467
Vodafone Group PLC 4.125%, due 05/30/25	USD	425,000	452,470
4.375%, due 05/30/28	USD	20,000	21,729
5.000%, due 05/30/38	USD	315,000	347,010
			11,876,700
United States—13.6%
Altria Group, Inc. 4.250%, due 08/09/42	USD	45,000	43,771
American Airlines Pass-Through Trust, Series 2016-2, Class AA, 3.200%, due 06/15/28	USD	657,750	666,301
American Axle & Manufacturing, Inc. 6.250%, due 04/01/25	USD	100,000	100,250
American Tower Corp. 1.375%, due 04/04/25	EUR	650,000	756,527
American Woodmark Corp. 4.875%, due 03/15/26[2]	USD	175,000	173,469
Apple, Inc. 4.650%, due 02/23/46	USD	420,000	502,908
AT&T, Inc. 4.300%, due 12/15/42	USD	305,000	305,582
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 6.375%, due 04/01/24[2,4]	USD	100,000	104,500
Baker Hughes LLC 3.337%, due 12/15/27	USD	360,000	365,918
Bank of America Corp.
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	USD	915,000	927,942
Bank of America Corp. EMTN 2.300%, due 07/25/25[1]	GBP	490,000	623,442
Bank of America Corp. MTN
(fixed, converts to FRN on 02/07/29), 3.974%, due 02/07/30	USD	365,000	391,166
(fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28	USD	750,000	794,922
Bausch Health Cos., Inc. 5.875%, due 05/15/23[2]	USD	3,000	3,022
7.000%, due 03/15/24[2]	USD	250,000	263,750
Becton Dickinson and Co. 2.894%, due 06/06/22	USD	421,000	424,743
Berkshire Hathaway Energy Co. 4.450%, due 01/15/49	USD	150,000	172,186
Boston Scientific Corp. 4.000%, due 03/01/29	USD	420,000	456,273
4.700%, due 03/01/49	USD	165,000	192,170
BP Capital Markets America, Inc. 3.119%, due 05/04/26	USD	690,000	709,663
3.410%, due 02/11/26	USD	220,000	230,359

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount		Value
Corporate debt securities—(continued)
United States—(continued)
Bristol-Myers Squibb Co. 2.900%, due 07/26/24[2]	USD	518,000	$530,112
3.400%, due 07/26/29[2]	USD	310,000	323,906
4.250%, due 10/26/49[2]	USD	165,000	180,570
Buckeye Partners LP 5.850%, due 11/15/43	USD	185,000	163,152
Burlington Northern Santa Fe LLC 4.150%, due 12/15/48	USD	130,000	144,919
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/27[2]	USD	50,000	51,563
5.750%, due 02/15/26[2]	USD	255,000	268,632
Central Garden & Pet Co. 5.125%, due 02/01/28	USD	200,000	200,000
Citigroup, Inc.
(fixed, converts to FRN on 01/24/22), 3.142%, due 01/24/23	USD	345,000	349,654
(fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	USD	3,580,000	3,607,607
Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, due 11/15/22	USD	300,000	306,300
Cleveland Electric Illuminating Co./The 3.500%, due 04/01/28[2]	USD	420,000	431,217
Comcast Corp. 2.350%, due 01/15/27	USD	600,000	586,132
3.900%, due 03/01/38	USD	395,000	422,299
3.950%, due 10/15/25	USD	197,000	211,924
4.700%, due 10/15/48	USD	535,000	627,670
CommScope Technologies LLC 6.000%, due 06/15/25[2]	USD	150,000	136,500
Constellation Brands, Inc. 4.500%, due 05/09/47	USD	80,000	85,055
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]	USD	125,000	113,438
Cox Communications, Inc. 3.500%, due 08/15/27[2]	USD	510,000	521,896
CSC Holdings LLC 10.875%, due 10/15/25[2]	USD	200,000	227,814
CSX Corp. 4.250%, due 03/15/29	USD	720,000	800,700
CVS Health Corp. 4.100%, due 03/25/25	USD	308,000	324,199
4.300%, due 03/25/28	USD	185,000	196,363
Dana Financing Luxembourg SARL 6.500%, due 06/01/26[2]	USD	100,000	104,000
DISH DBS Corp. 5.875%, due 11/15/24	USD	280,000	259,525
Eli Lilly & Co. 3.875%, due 03/15/39	USD	145,000	158,682
3.950%, due 03/15/49	USD	155,000	168,724
Energizer Holdings, Inc. 5.500%, due 06/15/25[2,4]	USD	50,000	50,766
Entergy Louisiana LLC 3.120%, due 09/01/27	USD	600,000	618,259
4.950%, due 01/15/45	USD	208,000	220,254
	Face amount		Value
Corporate debt securities—(continued)
United States—(continued)
Equinix, Inc. 2.875%, due 03/15/24	EUR	150,000	$173,107
ESH Hospitality, Inc. 5.250%, due 05/01/25[2]	USD	125,000	128,594
Exelon Corp. 4.450%, due 04/15/46	USD	240,000	263,145
5.150%, due 12/01/20	USD	1,300,000	1,337,125
GE Capital International Funding Co., Unlimited Co. 3.373%, due 11/15/25	USD	410,000	417,505
4.418%, due 11/15/35	USD	350,000	353,297
General Electric Co. 2.125%, due 05/17/37	EUR	240,000	265,794
4.500%, due 03/11/44	USD	180,000	182,441
General Motors Co. 5.150%, due 04/01/38	USD	155,000	155,758
General Motors Financial Co., Inc. 5.650%, due 01/17/29	USD	435,000	477,627
Goldman Sachs Group, Inc./The 3.500%, due 11/16/26	USD	605,000	620,781
5.150%, due 05/22/45	USD	310,000	359,035
(fixed, converts to FRN on 06/05/22), 2.908%, due 06/05/23	USD	185,000	186,498
(fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22	USD	1,520,000	1,529,945
Goldman Sachs Group, Inc./The EMTN 1.625%, due 07/27/26[1]	EUR	600,000	718,941
4.250%, due 01/29/26[1]	GBP	440,000	608,036
HCA, Inc. 5.375%, due 02/01/25	USD	265,000	286,587
Hertz Corp./The 7.625%, due 06/01/22[2]	USD	50,000	51,831
Huntsman International LLC 4.250%, due 04/01/25	EUR	200,000	252,950
Indiana Michigan Power Co. 4.250%, due 08/15/48	USD	115,000	128,259
Infor US, Inc. 6.500%, due 05/15/22	USD	125,000	127,188
International Game Technology PLC 4.750%, due 02/15/23[1]	EUR	150,000	185,554
IQVIA, Inc. 3.250%, due 03/15/25[1]	EUR	300,000	340,818
Keurig Dr Pepper, Inc. 2.550%, due 09/15/26	USD	169,000	162,894
3.430%, due 06/15/27	USD	455,000	462,058
Kroger Co./The 3.875%, due 10/15/46	USD	290,000	260,328
Lowe's Cos., Inc. 4.050%, due 05/03/47	USD	192,000	192,647
Magellan Midstream Partners LP 4.200%, due 03/15/45	USD	360,000	352,594
Martin Marietta Materials, Inc. 4.250%, due 12/15/47	USD	6,000	5,656
Medtronic Global Holdings SCA 1.125%, due 03/07/27	EUR	430,000	507,374

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount		Value
Corporate debt securities—(continued)
United States—(continued)
MGM Resorts International 4.625%, due 09/01/26	USD	245,000	$251,125
Microsoft Corp. 3.750%, due 02/12/45	USD	555,000	600,158
Morgan Stanley
(fixed, converts to FRN on 04/24/23), 3.737%, due 04/24/24	USD	990,000	1,027,519
Morgan Stanley GMTN
(fixed, converts to FRN on 01/23/29), 4.431%, due 01/23/30	USD	170,000	187,951
1.875%, due 04/27/27	EUR	1,020,000	1,257,829
MPLX LP 4.500%, due 04/15/38	USD	130,000	131,550
National Rural Utilities Cooperative Finance Corp. 4.300%, due 03/15/49	USD	60,000	68,824
NextEra Energy Capital Holdings, Inc. 2.900%, due 04/01/22	USD	549,000	557,148
3.150%, due 04/01/24	USD	120,000	123,444
Noble Energy, Inc. 3.900%, due 11/15/24	USD	171,000	178,194
Norfolk Southern Corp. 3.942%, due 11/01/47	USD	305,000	318,789
Oasis Petroleum, Inc. 6.875%, due 01/15/23	USD	60,000	59,025
Oracle Corp. 4.000%, due 07/15/46	USD	405,000	431,766
Pfizer, Inc. 3.450%, due 03/15/29	USD	70,000	74,145
4.000%, due 03/15/49	USD	95,000	104,082
Philip Morris International, Inc. 4.125%, due 03/04/43	USD	385,000	399,139
Post Holdings, Inc. 5.750%, due 03/01/27[2]	USD	125,000	129,531
Rockwell Collins, Inc. 3.500%, due 03/15/27	USD	640,000	671,589
Schlumberger Holdings Corp. 3.750%, due 05/01/24[2]	USD	190,000	198,707
3.900%, due 05/17/28[2]	USD	585,000	612,407
Sensata Technologies UK Financing Co. PLC 6.250%, due 02/15/26[2]	USD	200,000	211,750
Shire Acquisitions Investments Ireland DAC 3.200%, due 09/23/26	USD	630,000	640,435
Sierra Pacific Power Co. 2.600%, due 05/01/26	USD	325,000	324,214
Silgan Holdings, Inc. 3.250%, due 03/15/25	EUR	200,000	227,998
Southwestern Electric Power Co., Series J, 3.900%, due 04/01/45	USD	55,000	55,642
Sprint Corp. 7.625%, due 02/15/25	USD	300,000	332,259
SPX FLOW, Inc. 5.875%, due 08/15/26[2]	USD	100,000	105,250
	Face amount		Value
Corporate debt securities—(concluded)
United States—(concluded)
Sunoco Logistics Partners Operations LP 5.350%, due 05/15/45	USD	360,000	$376,754
T-Mobile USA, Inc. 6.500%, due 01/15/26	USD	175,000	186,322
Tenet Healthcare Corp. 8.125%, due 04/01/22	USD	100,000	106,750
Union Electric Co. 3.500%, due 03/15/29	USD	55,000	58,680
Union Pacific Corp. 3.150%, due 03/01/24	USD	220,000	226,257
Union Pacific Corp. MTN 3.550%, due 08/15/39[3]	USD	220,000	221,211
United Rentals North America, Inc. 5.500%, due 05/15/27	USD	175,000	182,822
United Technologies Corp. 3.950%, due 08/16/25	USD	160,000	172,360
4.125%, due 11/16/28	USD	360,000	397,639
4.450%, due 11/16/38	USD	165,000	189,216
UnitedHealth Group, Inc. 3.500%, due 08/15/39	USD	80,000	80,426
Verizon Communications, Inc. 4.016%, due 12/03/29[2]	USD	315,000	341,799
4.329%, due 09/21/28	USD	1,295,000	1,434,695
VICI Properties 1 LLC/VICI FC, Inc. 8.000%, due 10/15/23	USD	127,118	138,997
Welbilt, Inc. 9.500%, due 02/15/24	USD	200,000	215,000
Wells Fargo & Co. EMTN 1.375%, due 10/26/26[1]	EUR	600,000	717,726
Wells Fargo & Co. MTN 3.750%, due 01/24/24	USD	130,000	136,279
4.150%, due 01/24/29	USD	130,000	142,050
(fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28	USD	375,000	390,906
Wells Fargo Bank NA
(fixed, converts to FRN on 07/23/20), 3.325%, due 07/23/21	USD	2,100,000	2,118,066
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[2]	USD	100,000	104,875
Zayo Group LLC/Zayo Capital, Inc. 6.375%, due 05/15/25	USD	100,000	102,515
			49,016,878
Total corporate debt securities (cost—$123,399,156)			124,656,589
Asset-backed securities—1.4%
United Kingdom—1.1%
Gracechurch Card Funding PLC, Series 2018-1A, Class A,
1 mo. USD LIBOR + 0.400%, 2.725%, due 07/15/22[2,6]	USD	1,370,000	1,369,826

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

	Face amount		Value
Asset-backed securities—(concluded)
United Kingdom—(concluded)
Penarth Master Issuer PLC 2.809%, due 07/18/23	USD	900,000	$900,315
1 mo. USD LIBOR + 0.450%, 2.932%, due 09/18/22[2]	USD	1,480,000	1,479,528
			3,749,669
United States—0.3%
Verizon Owner Trust, Series 2016-2A, Class A,
1.680%, due 05/20/21[2]	USD	1,210,113	$1,208,392
Total asset-backed securities (cost—$4,960,044)			4,958,060
Collateralized mortgage obligations—3.3%
Netherlands—0.3%
Permanent Master Issuer PLC, Series 2018-1A, Class 1A1,
3 mo. USD LIBOR + 0.380%, 2.683%, due 07/15/58[2,6]	USD	1,134,000	1,133,992
Spain—0.7%
Bankinter 10 FTA, Series 10, Class A2,
3 mo. Euribor + 0.160%, 0.000%, due 06/21/43[1,6]	EUR	1,251,797	1,378,749
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2, Class A,
3 mo. Euribor + 0.150%, 0.000%, due 01/18/49[1,6]	EUR	943,327	1,030,842
			2,409,591
United Kingdom—1.0%
Gosforth Funding PLC, Series 2018-1A, Class A1,
3 mo. USD LIBOR + 0.450%, 2.971%, due 08/25/60[2,6]	USD	713,784	713,903
Holmes Master Issuer PLC, Series 2018-1A, Class A2,
3 mo. USD LIBOR + 0.360%, 2.663%, due 10/15/54[2,6]	USD	601,714	601,806
Lanark Master Issuer PLC, Series 2018-1A,Class 1A,
3 mo. USD LIBOR + 0.420%, 2.943%, due 12/22/69[2,6]	USD	766,500	766,730
Silverstone Master Issuer PLC, Series 2018-1A, Class 1A,
3 mo. USD LIBOR + 0.390%, 2.668%, due 01/21/70[2,6]	USD	962,000	961,103
Series 2019-1A, Class 1A,
3 mo. USD LIBOR + 0.570%, 2.873%, due 01/21/70[2,6]	USD	400,000	401,219
			3,444,761
	Face amount		Value
Collateralized mortgage obligations—(concluded)
United States—1.3%
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class A4, 3.712%, due 04/14/50	USD	807,500	$867,144
GRACE Mortgage Trust, Series 2014-GRCE,Class A, 3.369%, due 06/10/28[2]	USD	2,550,000	2,588,755
OBP Depositor LLC Trust, Series 2010-OBP, Class A, 4.646%, due 07/15/45[2]	USD	1,348,000	1,359,310
			4,815,209
Total collateralized mortgage obligations (cost—$11,778,047)			11,803,553
Government national mortgage association certificates—2.7%
GNMA TBA 4.500%	USD	6,900,000	7,184,532
5.000%	USD	2,460,000	2,576,273
Total government national mortgage association certificates (cost—$9,758,635)			9,760,805
Federal national mortgage association certificates—8.9%
FNMA TBA 2.500%	USD	2,200,000	2,213,315
3.000%	USD	1,700,000	1,733,509
3.500%	USD	17,930,000	18,359,339
4.000%	USD	4,240,000	4,388,731
4.500%	USD	5,300,000	5,554,577
Total federal national mortgage association certificates (cost—$32,185,356)			32,249,471
Short-term investment—3.7%
Investment company—3.7%
State Street Institutional U.S. Government Money Market Fund (cost—$13,274,368)		13,274,368	13,274,368
	Number of shares
Investment of cash collateral from securities loaned—0.2%
Money market fund—0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$515,145)		515,145	515,145
Total investments (cost—$392,284,963)—110.7%			399,461,637
Liabilities in excess of other assets—(10.7)%			(38,552,539)
Net assets—100.0%			$360,909,098

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
38	AUD	Australian Bond 10 Year Futures	September 2019	$3,686,750	$3,773,764	$87,014
58	CAD	Canada Government Bond 10 Year Futures	September 2019	6,288,085	6,253,963	(34,122)
133	EUR	3 Month EURIBOR Futures	September 2020	36,890,742	37,010,208	119,466
17	EUR	German Euro Buxl 30 Year Futures	September 2019	3,659,564	3,932,796	273,232
31	EUR	Mid-Term Euro-OAT Futures	September 2019	5,574,218	5,738,834	164,616
7	EUR	Short-Term Euro-BTP Futures	September 2019	855,381	870,988	15,607
66	GBP	United Kingdom Long Gilt Bond Futures	September 2019	10,445,043	10,661,279	216,236
10	JPY	Japan Government Bond 10 Year Futures	September 2019	14,118,063	14,137,329	19,266
US treasury futures buy contracts:
25	USD	US Long Bond Futures	September 2019	$3,727,205	$3,889,844	$162,639
203	USD	US Treasury Note 5 Year Futures	September 2019	23,965,621	23,863,601	(102,020)
56	USD	US Ultra Long Treasury Bond Futures	September 2019	9,516,643	9,943,500	426,857
Total				$118,727,315	$120,076,106	$1,348,791
Interest rate futures sell contracts:
35	EUR	German Euro BOBL Futures	September 2019	$(5,182,879)	$(5,230,577)	$(47,698)
112	EUR	German Euro Bund Futures	September 2019	(21,318,238)	(21,705,888)	(387,650)
112	USD	90-Day Eurodollar Futures	September 2019	(27,173,741)	(27,379,800)	(206,059)
US Treasury futures sell contracts:
6	USD	US Treasury Note 10 Year Futures	September 2019	$(766,143)	$(764,531)	$1,612
10	USD	US Treasury Note 2 Year Futures	September 2019	(2,135,605)	(2,144,063)	(8,458)
36	USD	US Ultra Treasury Note 10 Year Futures	September 2019	(4,824,171)	(4,962,375)	(138,204)
Total				$(61,400,777)	$(62,187,234)	$(786,457)
Net unrealized appreciation						$562,334

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	NZD	2,016,481	USD	1,356,450	08/22/19	$31,860
BB	EUR	270,684	CHF	300,642	08/22/19	2,635
BB	EUR	1,224,110	SEK	13,015,594	08/22/19	(8,031)
BB	GBP	1,090,689	CHF	1,342,998	08/22/19	24,784
BB	NOK	1,654,933	USD	192,881	08/22/19	5,915
BB	NZD	706,963	AUD	678,100	08/22/19	(326)
BOA	USD	655,478	CHF	644,979	08/22/19	(5,957)
BOA	USD	2,886,585	GBP	2,298,822	08/22/19	(88,276)
BOA	USD	628,132	JPY	67,827,237	08/22/19	(3,764)
BOA	USD	9,613,792	NOK	82,076,971	08/22/19	(341,143)
CITI	AUD	1,967,784	CAD	1,789,635	08/22/19	9,868

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	AUD	1,948,118	EUR	1,213,000	08/22/19	$11,712
CITI	CAD	1,792,360	NOK	11,811,642	08/22/19	(24,190)
CITI	EUR	1,221,198	CHF	1,347,661	08/22/19	3,134
CITI	EUR	509,914	NOK	4,960,953	08/22/19	(4,910)
CITI	NOK	11,686,660	EUR	1,213,351	08/22/19	25,018
CITI	USD	318,866	AUD	461,380	08/22/19	(3,114)
CITI	USD	522,152	ILS	1,850,463	08/22/19	5,450
DB	EUR	1,213,000	GBP	1,097,471	08/22/19	(9,001)
GSI	AUD	1,945,964	EUR	1,212,352	08/22/19	12,467
GSI	AUD	1,127,316	JPY	85,564,330	08/22/19	16,150
GSI	AUD	662,460	NZD	694,125	08/22/19	2,596
GSI	AUD	1,357,045	USD	949,527	08/22/19	20,817
GSI	CHF	1,233,098	EUR	1,122,984	08/22/19	3,341
GSI	CHF	1,365,481	USD	1,383,532	08/22/19	8,433
GSI	EUR	2,444,275	AUD	3,956,590	08/22/19	(2,382)
GSI	EUR	3,260,133	GBP	2,956,596	08/22/19	(15,713)
GSI	EUR	2,035,330	JPY	246,416,492	08/22/19	11,631
GSI	EUR	1,950,342	NOK	18,919,575	08/22/19	(25,028)
GSI	EUR	1,225,000	USD	1,367,578	08/22/19	9,343
GSI	GBP	712,205	CAD	1,163,053	08/22/19	14,644
GSI	GBP	1,091,695	EUR	1,222,105	08/22/19	26,127
GSI	GBP	717,897	SEK	8,455,742	08/22/19	2,654
GSI	JPY	106,498,653	CAD	1,295,185	08/22/19	1,403
GSI	MXN	17,403,824	USD	910,385	08/22/19	5,246
GSI	NOK	11,866,635	CAD	1,790,298	08/22/19	16,415
GSI	NZD	652,836	EUR	392,055	08/22/19	5,860
GSI	NZD	685,282	USD	464,129	08/22/19	13,980
GSI	SEK	4,218,925	USD	452,169	08/22/19	14,828
GSI	USD	266,324	AUD	381,847	08/22/19	(5,002)
GSI	USD	347,251	CAD	455,693	08/22/19	(1,836)
GSI	USD	449,902	CHF	441,394	08/22/19	(5,398)
GSI	USD	565,812	NOK	4,894,937	08/22/19	(12,807)
GSI	USD	1,358,640	NZD	2,049,834	08/22/19	(12,141)
GSI	USD	440,610	SEK	4,116,914	08/22/19	(13,844)
HSBC	EUR	22,942,979	USD	25,902,400	08/22/19	464,065
HSBC	HUF	138,677,694	USD	479,733	08/22/19	8,478
HSBC	TRY	674,672	USD	114,904	08/22/19	(4,970)
HSBC	USD	332,023	CZK	7,553,267	08/22/19	(6,664)
HSBC	USD	722,488	SGD	981,675	08/22/19	(7,901)
RBC	EUR	1,225,095	CHF	1,352,813	08/22/19	4,000
RBC	JPY	26,709,819	USD	247,026	08/22/19	1,155
SCB	GBP	170,122	USD	211,583	08/22/19	4,497
SCB	USD	394,774	EUR	350,000	08/22/19	(6,707)
SSC	CHF	1,601,133	USD	1,630,614	08/22/19	18,203
SSC	DKK	11,720,763	USD	1,770,787	08/22/19	30,325
SSC	EUR	1,213,062	GBP	1,096,339	08/22/19	(10,448)
SSC	EUR	6,150,000	USD	6,920,544	08/22/19	101,648

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	JPY	1,608,964,977	USD	14,902,387	08/22/19	$91,433
SSC	NZD	1,711,248	USD	1,142,117	08/22/19	18,029
SSC	PLN	1,473,721	USD	388,728	08/22/19	8,322
SSC	SEK	29,397,441	USD	3,144,143	08/22/19	96,757
SSC	USD	909,325	CAD	1,188,780	08/22/19	(8,228)
SSC	USD	7,960,830	EUR	7,078,535	08/22/19	(112,410)
SSC	USD	433,867	MXN	8,322,266	08/22/19	(1,042)
TD	CAD	4,495,521	USD	3,450,846	08/22/19	43,236
TD	EUR	198,600	USD	223,748	08/22/19	3,548
TD	THB	40,987,017	USD	1,329,931	08/22/19	(3,375)
TD	USD	4,417,679	AUD	6,314,903	08/22/19	(95,998)
Net unrealized appreciation						$359,401

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Government debt securities	$—	$202,243,645	$—	$202,243,645
Corporate debt securities	—	127,036,432	—	127,036,432
Asset-backed securities	—	2,578,218	—	2,578,218
Collateralized mortgage obligations	—	11,803,553	—	11,803,553
Government national mortgage association certificates	—	9,760,805	—	9,760,805
Federal national mortgage association certificates	—	32,249,471	—	32,249,471
Short-term investment	—	13,274,368	—	13,274,368
Investment of cash collateral from securities loaned	—	515,145	—	515,145
Futures contracts	1,486,545	—	—	1,486,545
Forward foreign currency contracts	—	1,200,007	—	1,200,007
Total	$1,486,545	$400,661,644	$—	$402,148,189
Liabilities
Futures contracts	(924,211)	—	—	(924,211)
Forward foreign currency contracts	—	(840,606)	—	(840,606)
Total	$(924,211)	$(840,606)	$—	$(1,764,817)

At July 31, 2019, there were no transfers between Level 1 and Level 2.

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2019

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $26,237,103, represented 7.3% of the Fund's net assets at period end.

3  When Issued Security.

4  Security, or portion thereof, was on loan at the period end.

5  Perpetual investment. Date shown reflects the next call date.

6  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned 4.80% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofAML Global High Yield Index (hedged in USD) (the "benchmark") returned 7.89%. The Lipper Global High Yield Funds category posted a median return of 5.46% and the Portfolio's previous Lipper category, the Lipper High Yield Funds category returned 5.93%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 132. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Special note: Effective April 2019, the Portfolio's Lipper category changed from the High Yield Funds category to the Global High Yield Funds category.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. The high-yield market rebounded strongly during the first half of 2019. The market was supported by an outlook for steady growth, the expectation of a trade deal between the US and China, stable oil prices, and a dovish turn from both the Federal Reserve Board and the European Central Bank.

Positive security selection in the utility and transportation sectors contributed the most to performance during the period. The Portfolio's performance was hurt by overweights and security selection in the energy and basic industry sectors. From a ratings perspective, an overweight and negative security selection in B-rated issuers was the biggest detractor to performance. An underweight in BB-rated issuers, coupled with an overweight in CCC-rated issuers further detracted from results, as did security selection in both ratings segments.

Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars. The use of currency forwards increased the Portfolio's performance.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven

by credit research and a team effort to generate alpha in

high yield.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE High Yield Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.66%	4.10%	7.65%
Class Y2	4.79	4.32	7.92
Class P3	4.80	4.26	7.86
After deducting maximum sales charge
Class A1	0.76	3.32	7.24
ICE BofAML Global High Yield Index (Hedged in USD)[4]	7.89	5.48	9.12
Lipper Global High Yield Funds median[5]	5.46	3.61	7.63
Lipper High Yield Funds median[5]	5.93	3.97	7.44

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A2	5.40%	3.75%	8.19%
Class Y3	5.52	3.96	8.46%
Class P4	5.54	3.92	8.41%
After deducting maximum sales charge
Class A2	1.44	2.96	7.78%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.22% and 1.06%; Class Y—0.85% and 0.85%; and Class P—1.07% and 0.91%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class Y—0.88%; and Class P—0.91%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofAML Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, British pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Securities must have at least 18 months before final maturity at the time of issuance and have at least one year remaining to final maturity. Callable perpetuals, original issue zero-coupon bonds, eurodollar bonds and 144A securities (with and without registration rights), as well as pay-in-kind securitiies, are included in the index. Contingent capital securities ("cocos") are excluded from the index, but capital securities where conversion can be mandated by a regulatory authority but with no specific trigger are included. Investors should note that indices do not reflect the deduction of fees and expenses.

5  On April 2019, Lipper changed the peer group classification for PACE High Yield Investments from the High Yield Funds category to the Global High Yield Funds category.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the ICE BofAML Global High Yield Index (Hedged in USD) over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE High Yield Investments

PACE High Yield Investments

Portfolio statistics—July 31, 2019 (unaudited)

Characteristics
Weighted average duration	3.19 yrs.
Weighted average maturity	5.53 yrs.
Average coupon	6.35%
Top ten holdings[1]	Percentage of net assets
Navient Corp.	0.7%
Russian Foreign Bond	0.6
FelCor Lodging LP	0.5
Sprint Capital Corp.	0.5
HCA, Inc.	0.5
Bausch Health Cos., Inc.	0.5
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	0.4
Petrobras Global Finance BV	0.4
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	0.4
Petrobras Global Finance BV	0.4
Total	4.9%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	60.3%
Canada	3.7
United Kingdom	3.5
China	3.5
Brazil	3.3
Total	74.3%
Credit rating[2]	Percentage of net assets
BBB & higher	5.1%
BB	39.9
B	33.3
CCC & below	9.0
Not rated	12.0
Cash equivalents and other assets less liabilities	0.7
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—92.0%
Aerospace & defense—1.1%
Arconic, Inc. 5.125%, due 10/01/24		100,000	$106,629
5.900%, due 02/01/27		50,000	55,000
5.950%, due 02/01/37		475,000	507,121
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 2.125%, due 08/15/26[2,10]	EUR	100,000	111,403
DAE Funding LLC 4.500%, due 08/01/22[2]		350,000	356,961
5.250%, due 11/15/21[2]		300,000	313,500
Leonardo SpA 4.875%, due 03/24/25	EUR	200,000	265,011
Pioneer Holdings LLC/Pioneer Finance Corp. 9.000%, due 11/01/22[2]		100,000	103,000
TransDigm, Inc. 6.000%, due 07/15/22		1,010,000	1,020,403
6.250%, due 03/15/26[2]		350,000	367,062
6.500%, due 05/15/25		25,000	25,750
7.500%, due 03/15/27[2]		100,000	105,500
Triumph Group, Inc. 7.750%, due 08/15/25[3]		125,000	125,313
			3,462,653
Agriculture—0.1%
Tereos Finance Groupe I SA 4.125%, due 06/16/23[4]	EUR	300,000	260,034
Vector Group Ltd. 10.500%, due 11/01/26[2]		200,000	191,250
			451,284
Airlines—0.5%
Air Canada 7.750%, due 04/15/21[2]		225,000	241,227
American Airlines Group, Inc. 5.000%, due 06/01/22[2]		225,000	231,491
Gol Finance, Inc. 7.000%, due 01/31/25[4]		480,000	483,600
United Airlines Holdings, Inc. 4.250%, due 10/01/22		75,000	76,875
6.000%, due 12/01/20		75,000	77,812
US Airways Pass-Through Trust 2012-1, Class B 8.000%, due 10/01/19		386,157	388,706
			1,499,711
Apparel—0.2%
CBR Fashion Finance BV 5.125%, due 10/01/22[4]	EUR	225,000	244,315
PB International BV 7.625%, due 01/26/22[4]		400,000	409,875
			654,190
Auto & truck—1.9%
Adient Global Holdings Ltd. 3.500%, due 08/15/24[4]	EUR	450,000	399,766
Aston Martin Capital Holdings Ltd. 5.750%, due 04/15/22[4]	GBP	200,000	222,069
	Face amount[1]		Value
Corporate bonds—(continued)
Auto & truck—(concluded)
Avolon Holdings Funding Ltd. 3.625%, due 05/01/22[2]		50,000	$50,685
5.250%, due 05/15/24[2]		125,000	134,178
BCD Acquisition, Inc. 9.625%, due 09/15/23[2]		175,000	182,656
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]		275,000	249,562
Delphi Technologies PLC 5.000%, due 10/01/25[2]		125,000	110,323
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, due 10/15/26[2]	EUR	375,000	392,293
JB Poindexter & Co., Inc. 7.125%, due 04/15/26[2]		200,000	204,000
Mclaren Finance PLC 5.000%, due 08/01/22[4]	GBP	475,000	540,084
5.750%, due 08/01/22[2]		200,000	187,176
Metalsa SA de CV 4.900%, due 04/24/23[4]		775,000	788,562
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 8.500%, due 05/15/27[2]		200,000	203,250
Superior Industries International, Inc. 6.000%, due 06/15/25[2]	EUR	400,000	365,775
6.000%, due 06/15/25[4]	EUR	225,000	205,487
Tenneco, Inc. 5.000%, due 07/15/24[4]	EUR	600,000	644,062
5.000%, due 07/15/26[3]		250,000	193,750
Tesla, Inc. 5.300%, due 08/15/25[2,3]		675,000	589,781
Titan International, Inc. 6.500%, due 11/30/23		325,000	283,562
			5,947,021
Banking-non-US—2.4%
Akbank Turk AS 5.000%, due 10/24/22[4]		550,000	533,390
5.125%, due 03/31/25[4]		400,000	371,750
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 09/24/23), 5.875%, due 09/24/23[4,5]		EUR 400,000	461,009
Banco do Brasil SA 5.875%, due 01/26/22[2]		450,000	475,341
5.875%, due 01/26/22[4]		350,000	369,162
Banco Nacional de Costa Rica 6.250%, due 11/01/23[4]		450,000	479,475
Barclays PLC (fixed, converts to FRN on 09/15/19), 6.500%, due 09/15/19[5]		EUR 225,000	249,563
CaixaBank SA (fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[4,5]		EUR 400,000	482,343
Credit Suisse AG (fixed, converts to FRN on 09/18/20), 5.750%, due 09/18/25[4]		EUR 325,000	381,362

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—(concluded)
Credit Suisse Group AG
(fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[2,5]		200,000	$210,625
Royal Bank of Scotland Group PLC
(fixed, converts to FRN on 08/10/20), 7.500%, due 08/10/20[5]		400,000	406,500
(fixed, converts to FRN on 08/10/25), 8.000%, due 08/10/25[3,5]		200,000	214,250
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[5]		200,000	212,750
Turkiye Vakiflar Bankasi TAO 8.125%, due 03/28/24[2]		250,000	246,641
Ukreximbank Via Biz Finance PLC 9.625%, due 04/27/22[4]		250,000	261,875
9.750%, due 01/22/25[4]		1,050,000	1,115,625
UniCredit SpA 6.950%, due 10/31/22[4]	EUR	625,000	823,329
Unione di Banche Italiane SpA
(fixed, converts to FRN on 05/05/21), 4.250%, due 05/05/26[4]	EUR	100,000	113,468
(fixed, converts to FRN on 09/15/27), 4.450%, due 09/15/27[4]	EUR	200,000	227,765
			7,636,223
Banking-US—0.6%
Gems Menasa KY Ltd. 7.125%, due 07/31/26[2,10]		200,000	204,250
Goldman Sachs Group, Inc./The
(fixed, converts to FRN on 05/10/20), 5.375%, due 05/10/20[5]		375,000	378,488
JPMorgan Chase & Co.
(fixed, converts to FRN on 04/30/24), 6.125%, due 04/30/24[5]		625,000	664,844
(fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24[5]		500,000	554,597
Washington Mutual, Inc. 0.000%, due 09/21/17[6,7,8,9]		500,000	5,500
			1,807,679
Building & construction—2.2%
Aeropuertos Argentina 2000 SA 6.875%, due 02/01/27[4]		242,188	233,711
6.875%, due 02/01/27[2]		266,406	257,082
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[4]		810,000	852,525
6.750%, due 03/30/29[2]		200,000	210,500
Aldesa Financial Services SA 7.250%, due 04/01/21[4]	EUR	100,000	55,350
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.750%, due 08/01/25[2]		175,000	170,188
Beazer Homes USA, Inc. 6.750%, due 03/15/25		225,000	222,750
Century Communities, Inc. 5.875%, due 07/15/25		250,000	251,250
6.750%, due 06/01/27[2]		275,000	283,938
	Face amount[1]		Value
Corporate bonds—(continued)
Building & construction—(concluded)
James Hardie International Finance Ltd. 3.625%, due 10/01/26[2]	EUR	250,000	$293,969
3.625%, due 10/01/26[4]	EUR	175,000	205,779
KB Home 6.875%, due 06/15/27[3]		100,000	109,375
7.625%, due 05/15/23		50,000	55,750
Lennar Corp. 4.125%, due 01/15/22		525,000	536,156
Masonite International Corp. 5.375%, due 02/01/28[2]		75,000	76,934
5.750%, due 09/15/26[2]		75,000	78,188
Mattamy Group Corp. 6.500%, due 10/01/25[2]		50,000	52,375
Meritage Homes Corp. 6.000%, due 06/01/25		515,000	560,062
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[2]		925,000	959,687
Taylor Morrison Communities, Inc. 6.625%, due 05/15/22		250,000	258,625
Toll Brothers Finance Corp. 5.875%, due 02/15/22		192,000	203,019
TRI Pointe Group, Inc. 5.250%, due 06/01/27		150,000	147,750
William Lyon Homes, Inc. 5.875%, due 01/31/25		225,000	225,000
6.000%, due 09/01/23		150,000	151,125
6.625%, due 07/15/27[2]		100,000	99,500
Williams Scotsman International, Inc. 6.875%, due 08/15/23[2]		250,000	261,875
7.875%, due 12/15/22[2]		50,000	52,375
			6,864,838
Building products—2.1%
BMBG Bond Finance SCA 3.000%, due 06/15/21[4]	EUR	100,000	111,533
BMC East LLC 5.500%, due 10/01/24[2]		225,000	229,563
Brookfield Residential Properties, Inc. 6.375%, due 05/15/25[2,3]		150,000	151,875
Builders FirstSource, Inc. 5.625%, due 09/01/24[2]		152,000	157,320
6.750%, due 06/01/27[2]		250,000	263,125
CEMEX Finance LLC 4.625%, due 06/15/24[4]	EUR	350,000	406,841
Cemex SAB de CV 2.750%, due 12/05/24[2]	EUR	275,000	315,093
3.125%, due 03/19/26[2]	EUR	400,000	460,642
5.700%, due 01/11/25[4]		550,000	565,245
7.750%, due 04/16/26[2]		400,000	432,000
CPG Merger Sub LLC 8.000%, due 10/01/21[2]		125,000	125,000
Griffon Corp. 5.250%, due 03/01/22		525,000	523,031
Grupo Cementos de Chihuahua SAB de CV 5.250%, due 06/23/24[4]		1,000,000	1,021,562

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Building products—(concluded)
Jeld-Wen, Inc. 4.625%, due 12/15/25[2]		125,000	$122,969
PGT Escrow Issuer, Inc. 6.750%, due 08/01/26[2]		150,000	161,812
Standard Industries, Inc. 4.750%, due 01/15/28[2]		150,000	148,263
5.500%, due 02/15/23[2]		175,000	178,719
Summit Materials LLC/Summit Materials Finance Corp. 5.125%, due 06/01/25[2]		50,000	50,500
6.125%, due 07/15/23		75,000	75,938
6.500%, due 03/15/27[2]		75,000	79,313
Tecnoglass, Inc. 8.200%, due 01/31/22[4]		300,000	322,125
US Concrete, Inc. 6.375%, due 06/01/24[9]		600,000	624,000
			6,526,469
Building products-cement—0.6%
GMR Hyderabad International Airport Ltd. 5.375%, due 04/10/24[2]		200,000	204,800
Indo Energy Finance II BV 6.375%, due 01/24/23[4]		200,000	202,125
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[2]		175,000	179,112
10.125%, due 04/01/22[2]		225,000	230,344
TopBuild Corp. 5.625%, due 05/01/26[2]		200,000	204,750
Union Andina de Cementos SAA 5.875%, due 10/30/21[4]		263,000	268,589
Weekley Homes LLC/Weekley Finance Corp. 6.000%, due 02/01/23		175,000	175,000
6.625%, due 08/15/25		250,000	248,125
			1,712,845
Cable—2.7%
Altice France SA 6.250%, due 05/15/24[2]		200,000	206,500
7.375%, due 05/01/26[2]		400,000	423,080
CCO Holdings LLC/CCO Holdings Capital Corp. 4.000%, due 03/01/23[2]		50,000	50,250
5.125%, due 02/15/23		275,000	278,781
5.125%, due 05/01/23[2]		375,000	383,962
5.250%, due 09/30/22		150,000	151,688
5.375%, due 05/01/25[2]		25,000	25,813
5.375%, due 06/01/29[2]		225,000	233,156
5.500%, due 05/01/26[2]		350,000	365,312
5.750%, due 09/01/23		675,000	688,500
5.750%, due 01/15/24		25,000	25,531
5.750%, due 02/15/26[2]		750,000	790,095
5.875%, due 05/01/27[2]		125,000	131,094
Digi Communications NV 5.000%, due 10/15/23[4]	EUR	225,000	257,185
5.000%, due 10/15/23[2]	EUR	300,000	343,309
Dish DBS Corp. 5.875%, due 07/15/22		25,000	25,269
	Face amount[1]		Value
Corporate bonds—(continued)
Cable—(concluded)
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, due 08/15/27[2,10]		100,000	$102,500
6.875%, due 08/15/23[2]		475,000	491,767
Telecom Argentina SA 6.500%, due 06/15/21[2]		900,000	898,594
6.500%, due 06/15/21[4]		190,000	189,050
Unitymedia GmbH 3.750%, due 01/15/27[4]	EUR	200,000	235,404
6.125%, due 01/15/25[2]		400,000	416,500
UPC Holding BV 3.875%, due 06/15/29[4]	EUR	550,000	645,369
UPCB Finance VII Ltd. 3.625%, due 06/15/29[4]	EUR	725,000	854,815
			8,213,524
Car rental—0.4%
Ahern Rentals, Inc. 7.375%, due 05/15/23[2]		375,000	324,375
Hertz Corp./The 7.125%, due 08/01/26[2,10]		150,000	153,195
Hertz Holdings Netherlands BV 5.500%, due 03/30/23[4]	EUR	450,000	523,413
United Rentals North America, Inc. 5.250%, due 01/15/30[9]		25,000	25,573
5.500%, due 05/15/27		100,000	104,470
5.875%, due 09/15/26		125,000	132,969
6.500%, due 12/15/26[3,9]		50,000	54,110
			1,318,105
Chemicals—2.3%
Alpha 3 BV/Alpha US Bidco, Inc. 6.250%, due 02/01/25[2]		200,000	197,500
Axalta Coating Systems Dutch Holding B BV 3.750%, due 01/15/25[4]	EUR	300,000	342,860
Blue Cube Spinco LLC 10.000%, due 10/15/25		325,000	365,219
Braskem Finance Ltd. 5.375%, due 05/02/22[4]		250,000	262,500
CF Industries, Inc. 4.950%, due 06/01/43		25,000	22,781
5.150%, due 03/15/34		50,000	49,375
5.375%, due 03/15/44		225,000	211,500
7.125%, due 05/01/20		83,000	85,386
Chemours Co./The 4.000%, due 05/15/26	EUR	450,000	471,026
7.000%, due 05/15/25		25,000	24,522
Consolidated Energy Finance SA 6.500%, due 05/15/26[2]		150,000	148,500
Cornerstone Chemical Co. 6.750%, due 08/15/24[2]		125,000	115,313
Element Solutions, Inc. 5.875%, due 12/01/25[2]		50,000	50,875
GCP Applied Technologies, Inc. 5.500%, due 04/15/26[2]		50,000	51,250

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Hexion, Inc. 7.875%, due 07/15/27[2]		100,000	$99,000
Huntsman International LLC 4.250%, due 04/01/25	EUR	550,000	695,611
Kissner Holdings LP/Kissner Milling Co. Ltd./ BSC Holding, Inc./Kissner USA 8.375%, due 12/01/22[2,3]		300,000	311,250
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.250%, due 05/15/26[2]	EUR	250,000	283,088
5.250%, due 05/15/26[4]	EUR	200,000	226,470
7.000%, due 04/15/25[2,3]		75,000	76,125
NOVA Chemicals Corp. 5.000%, due 05/01/25[2]		50,000	51,500
5.250%, due 06/01/27[2]		75,000	78,208
OCI NV 5.000%, due 04/15/23[4]	EUR	600,000	697,576
6.625%, due 04/15/23[2]		200,000	208,000
Olin Corp. 5.625%, due 08/01/29		125,000	128,281
PQ Corp. 5.750%, due 12/15/25[2,3]		75,000	76,125
SPCM SA 4.875%, due 09/15/25[2]		200,000	202,440
Starfruit Finco BV/Starfruit US Holdco LLC 6.500%, due 10/01/26[4]	EUR	400,000	441,140
TPC Group, Inc. 8.750%, due 12/15/20[2]		335,000	335,502
10.500%, due 08/01/24[2,10]		200,000	210,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375%, due 09/01/25[2,3]		275,000	260,219
Tronox Finance PLC 5.750%, due 10/01/25[2]		275,000	258,844
Tronox, Inc. 6.500%, due 04/15/26[2,3]		25,000	23,940
Versum Materials, Inc. 5.500%, due 09/30/24[2]		125,000	133,750
			7,195,676
Coal—0.2%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 0.000%, due 11/01/21[6]		250,000	37,500
6.375%, due 03/15/24[6]		550,000	1,719
CONSOL Energy, Inc. 11.000%, due 11/15/25[2]		150,000	159,000
Murray Energy Corp. 9.000% Cash, 3.000% PIK,
12.000%, due 04/15/24[2,11]		1,268,693	228,365
Warrior Met Coal, Inc. 8.000%, due 11/01/24[2]		157,000	164,061
			590,645
	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—3.5%
AA Bond Co. Ltd. 5.500%, due 07/31/22[4]	GBP	475,000	$474,283
ADT Security Corp./The 5.250%, due 03/15/20		275,000	277,062
Algeco Global Finance PLC 8.000%, due 02/15/23[2]		200,000	205,000
APTIM Corp. 7.750%, due 06/15/25[2,3]		125,000	92,500
Ashtead Capital, Inc. 5.625%, due 10/01/24[2]		200,000	206,250
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.750%, due 07/15/27[2]		75,000	75,750
Brand Industrial Services, Inc. 8.500%, due 07/15/25[2]		200,000	175,000
Capitol Investment Merger Sub 2 LLC 10.000%, due 08/01/24[2]		100,000	103,000
Clean Harbors, Inc. 4.875%, due 07/15/27[2]		75,000	77,334
5.125%, due 07/15/29[2]		50,000	52,703
Clear Channel International BV 8.750%, due 12/15/20[2]		50,000	50,875
Dun & Bradstreet Corp./The 6.875%, due 08/15/26[2]		75,000	79,946
10.250%, due 02/15/27[2,3]		475,000	510,625
Europcar Mobility Group. 4.000%, due 04/30/26[4]	EUR	225,000	256,532
4.000%, due 04/30/26[2]	EUR	125,000	142,872
First Data Corp. 5.000%, due 01/15/24[2]		225,000	230,513
5.750%, due 01/15/24[2]		125,000	128,563
Garda World Security Corp. 7.250%, due 11/15/21[2]		25,000	25,125
8.750%, due 05/15/25[2]		550,000	562,375
Gartner, Inc. 5.125%, due 04/01/25[2]		225,000	231,469
Graham Holdings Co. 5.750%, due 06/01/26[2]		175,000	186,410
Great Lakes Dredge & Dock Corp. 8.000%, due 05/15/22		200,000	213,440
Harland Clarke Holdings Corp. 6.875%, due 03/01/20[2]		96,000	94,080
8.375%, due 08/15/22[2]		325,000	274,625
9.250%, due 03/01/21[2,3]		500,000	480,000
House of Finance NV/The 4.375%, due 07/15/26[2,10]	EUR	350,000	395,935
Inter Media and Communication SpA 4.875%, due 12/31/22[4]	EUR	626,667	715,980
Intertrust Group BV 3.375%, due 11/15/25[4]	EUR	450,000	528,587
3.375%, due 11/15/25[2]	EUR	125,000	146,830
Iron Mountain, Inc. 5.750%, due 08/15/24		390,000	392,808
La Financiere Atalian SASU 4.000%, due 05/15/24[4]	EUR	150,000	115,082

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Live Nation Entertainment, Inc. 5.375%, due 06/15/22[2]		425,000	$430,312
5.625%, due 03/15/26[2]		100,000	105,875
Matthews International Corp. 5.250%, due 12/01/25[2]		150,000	147,735
Michael Baker International LLC 8.750%, due 03/01/23[2]		100,000	100,750
Nassa Topco AS 2.875%, due 04/06/24[4]	EUR	925,000	1,079,987
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[2]		25,000	24,961
Refinitiv US Holdings, Inc. 8.250%, due 11/15/26[2]		300,000	332,250
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[2]		175,000	182,000
Service Corp. International 5.125%, due 06/01/29		100,000	105,250
5.375%, due 05/15/24		125,000	128,290
Sotheby's 4.875%, due 12/15/25[2]		200,000	208,000
Tms International Holding Corp. 7.250%, due 08/15/25[2]		125,000	120,000
Verscend Escrow Corp. 9.750%, due 08/15/26[2]		250,000	266,508
Waste Italia SpA 10.500%, due 11/15/19[4,6,9]	EUR	1,425,000	15,775
Weight Watchers International, Inc. 8.625%, due 12/01/25[2,3]		100,000	97,118
			10,846,365
Communications equipment—0.2%
NXP BV/NXP Funding LLC 3.875%, due 09/01/22[2]		400,000	411,858
4.125%, due 06/01/21[2]		200,000	204,583
			616,441
Computer software & services—3.0%
ACI Worldwide, Inc. 5.750%, due 08/15/26[2]		100,000	103,750
Banff Merger Sub, Inc. 8.375%, due 09/01/26[4]	EUR	575,000	550,933
9.750%, due 09/01/26[2]		150,000	134,156
Camelot Finance SA 7.875%, due 10/15/24[2]		300,000	312,750
CDK Global, Inc. 5.250%, due 05/15/29[2]		50,000	51,875
5.875%, due 06/15/26		200,000	212,750
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750%, due 03/01/25[2]		125,000	125,275
Dell International LLC/EMC Corp. 5.450%, due 06/15/23[2]		75,000	80,906
5.875%, due 06/15/21[2]		475,000	483,211
7.125%, due 06/15/24[2]		350,000	370,128
Diebold Nixdorf, Inc. 8.500%, due 04/15/24		125,000	122,344
	Face amount[1]		Value
Corporate bonds—(continued)
Computer software & services—(concluded)
Donnelley Financial Solutions, Inc. 8.250%, due 10/15/24		275,000	$286,000
Everi Payments, Inc. 7.500%, due 12/15/25[2]		150,000	157,875
Exela Intermediate LLC/Exela Finance, Inc. 10.000%, due 07/15/23[2]		175,000	143,097
Infor US, Inc. 5.750%, due 05/15/22	EUR	625,000	698,573
6.500%, due 05/15/22		625,000	635,937
Informatica LLC 7.125%, due 07/15/23[2]		100,000	101,875
InterXion Holding NV 4.750%, due 06/15/25[4]	EUR	175,000	210,719
IQVIA, Inc. 2.250%, due 01/15/28[2,10,13]	EUR	300,000	332,100
3.250%, due 03/15/25[4]	EUR	200,000	227,212
4.875%, due 05/15/23[2]		50,000	51,138
5.000%, due 05/15/27[2]		125,000	130,297
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc. 6.000%, due 07/15/25[2]		200,000	211,100
MTS Systems Corp. 5.750%, due 08/15/27[2]		75,000	77,063
NCR Corp. 6.375%, due 12/15/23		530,000	544,321
Open Text Corp. 5.875%, due 06/01/26[2]		400,000	426,884
Playtech PLC 4.250%, due 03/07/26[4]	EUR	600,000	706,443
Rackspace Hosting, Inc. 8.625%, due 11/15/24[2,3]		175,000	160,125
RP Crown Parent LLC 7.375%, due 10/15/24[2]		450,000	468,000
Solera LLC/Solera Finance, Inc. 10.500%, due 03/01/24[2]		325,000	348,059
SS&C Technologies, Inc. 5.500%, due 09/30/27[2]		450,000	468,000
Veritas US, Inc./Veritas Bermuda Ltd. 10.500%, due 02/01/24[2,3]		200,000	176,000
Western Digital Corp. 4.750%, due 02/15/26[3]		225,000	222,469
			9,331,365
Consumer products—0.6%
Avon International Capital PLC 6.500%, due 08/15/22[2]		75,000	76,406
Central Garden & Pet Co. 5.125%, due 02/01/28		50,000	50,000
6.125%, due 11/15/23		275,000	285,312
First Quality Finance Co., Inc. 5.000%, due 07/01/25[2]		75,000	76,125
Prestige Brands, Inc. 5.375%, due 12/15/21[2]		175,000	175,438
6.375%, due 03/01/24[2,3]		200,000	207,690
Revlon Consumer Products Corp. 6.250%, due 08/01/24		200,000	136,000

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Consumer products—(concluded)
Spectrum Brands, Inc. 4.000%, due 10/01/26[2]	EUR	325,000	$381,506
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875%, due 06/15/24		550,000	573,375
			1,961,852
Consumer products—0.0%†
Walnut Bidco PLC 6.750%, due 08/01/24[2,10]	EUR	100,000	113,092
Containers & packaging—2.3%
ARD Finance SA
6.625% Cash or 7.375% PIK, 6.625%, due 09/15/23[11]	EUR	100,000	114,575
7.125% Cash or 7.875% PIK, 7.125%, due 09/15/23[11]		400,000	412,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.250%, due 09/15/22[2]		200,000	203,100
6.000%, due 02/15/25[2]		400,000	413,000
Ball Corp. 4.375%, due 12/15/20		350,000	357,000
Berry Global, Inc. 6.000%, due 10/15/22		500,000	509,375
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[2]		150,000	133,125
7.875%, due 07/15/26[2]		175,000	158,375
Graphic Packaging International LLC 4.750%, due 07/15/27[2]		75,000	78,188
Hercule Debtco SARL
6.750% Cash or 7.500% PIK, 6.750%, due 06/30/24[2,11]	EUR	275,000	282,811
6.750% Cash or 7.500% PIK, 6.750%, due 06/30/24[4,11]	EUR	150,000	154,261
Kleopatra Holdings 1 SCA
8.500% Cash or 9.250% PIK, 9.250%, due 06/30/23[4,11]	EUR	684,149	424,118
Mauser Packaging Solutions Holding Co. 7.250%, due 04/15/25[2]		750,000	710,625
OI European Group BV 3.125%, due 11/15/24[4]	EUR	275,000	332,621
3.125%, due 11/15/24[2]	EUR	225,000	272,144
Owens-Brockway Glass Container, Inc. 6.375%, due 08/15/25[2]		600,000	654,937
Plastipak Holdings, Inc. 6.250%, due 10/15/25[2,3]		100,000	89,780
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, due 07/15/23[2]		450,000	457,875
SAN Miguel Industrias Pet SA 4.500%, due 09/18/22[4]		300,000	303,094
Silgan Holdings, Inc. 3.250%, due 03/15/25	EUR	525,000	598,494
Trident TPI Holdings, Inc. 9.250%, due 08/01/24[2]		150,000	147,562
	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
Trivium Packaging Finance BV 5.500%, due 08/15/26[2,10]		200,000	$206,250
8.500%, due 08/15/27[2,10]		200,000	210,500
			7,223,810
Diversified financial services—4.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, due 07/15/26[2,9]		275,000	287,375
9.750%, due 07/15/27[2,9]		475,000	495,781
Ally Financial, Inc. 3.750%, due 11/18/19		89,000	89,267
8.000%, due 11/01/31		285,000	376,200
8.000%, due 11/01/31		300,000	400,950
Arrow Bidco LLC 9.500%, due 03/15/24[2]		50,000	50,000
ASP AMC Merger Sub, Inc. 8.000%, due 05/15/25[2]		525,000	357,000
Bank of America Corp.
(fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[5]		100,000	101,250
(fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[5]		700,000	763,812
(fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[3,5]		175,000	196,000
Barclays PLC
(fixed, converts to FRN on 12/15/20), 8.000%, due 12/15/20[3,5]	EUR	600,000	710,694
(fixed, converts to FRN on 06/15/24), 8.000%, due 06/15/24[5]		200,000	210,060
Charles Schwab Corp./The
(fixed, converts to FRN on 12/01/27), 5.000%, due 12/01/27[5]		225,000	225,562
CIFI Holdings Group Co. Ltd. 6.550%, due 03/28/24[4]		200,000	196,786
CIT Group, Inc. 4.125%, due 03/09/21		75,000	76,320
Citigroup, Inc.
(fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[5]		925,000	967,615
(fixed, converts to FRN on 08/15/20), 5.950%, due 08/15/20[5]		175,000	178,290
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[5]		175,000	183,937
(fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[5]		150,000	167,438
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc. 8.500%, due 12/15/22[2]		275,000	268,812
Credit Acceptance Corp. 6.625%, due 03/15/26[2]		125,000	134,850
Credito Real SAB De CV 7.250%, due 07/20/23[4]		400,000	419,500
Credito Real SAB de CV 9.500%, due 02/07/26[2]		300,000	335,640

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(continued)
Darling Ingredients, Inc. 5.250%, due 04/15/27[2]		75,000	$77,939
Fairstone Financial, Inc. 7.875%, due 07/15/24[2]		225,000	231,750
Fly Leasing Ltd. 5.250%, due 10/15/24		200,000	204,500
Fortress Transportation & Infrastructure Investors LLC 6.500%, due 10/01/25[2]		175,000	181,344
6.750%, due 03/15/22[2]		50,000	52,000
Garfunkelux Holdco 2 SA 11.000%, due 11/01/23[4]	GBP	250,000	272,710
Garfunkelux Holdco 3 SA
3 mo. Euribor + 3.500%, 3.500%, due 09/01/23[2,12]	EUR	475,000	440,642
3 mo. Euribor + 4.500%, 4.500%, due 09/01/23[4,12]	EUR	250,000	237,244
Global Aircraft Leasing Co. Ltd.
6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[2,11]		300,000	298,875
goeasy Ltd. 7.875%, due 11/01/22[2]		150,000	156,375
Grupo KUO SAB De CV 5.750%, due 07/07/27[4]		750,000	755,391
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.250%, due 06/03/26[2]		200,000	203,650
KOC Holding AS 5.250%, due 03/15/23[4]		500,000	493,075
6.500%, due 03/11/25[2]		200,000	202,144
6.500%, due 03/11/25[4]		400,000	404,289
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.250%, due 03/15/22[2]		325,000	333,125
Louvre Bidco SAS 4.250%, due 09/30/24[4]	EUR	200,000	219,306
4.250%, due 09/30/24[2]	EUR	125,000	137,066
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.500%, due 06/01/22		125,000	124,375
Newday Bondco PLC 7.375%, due 02/01/24[4]	GBP	350,000	400,097
NFP Corp. 6.875%, due 07/15/25[2]		325,000	326,625
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22[2]		100,000	103,000
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.750%, due 06/01/25[2]		225,000	232,031
Vertiv Intermediate Holding Corp. 12.000% Cash or 13.000% PIK, 12.000%, due 02/15/22[2,11]		900,000	848,250
VistaJet Malta Finance PLC/XO Management Holding, Inc. 10.500%, due 06/01/24[2]		200,000	198,000
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Werner FinCo LP/Werner FinCo, Inc. 8.750%, due 07/15/25[2]		375,000	$300,000
			14,626,942
Electric utilities—0.8%
Clearway Energy Operating LLC 5.000%, due 09/15/26		225,000	225,000
5.375%, due 08/15/24		25,000	25,596
5.750%, due 10/15/25[2]		175,000	181,510
Eskom Holdings SOC Ltd. 6.350%, due 08/10/28[4]		775,000	830,858
GenOn Energy, Inc. 3.000%, due 06/15/49[6,7,13]		75,000	0
NRG Energy, Inc. 5.250%, due 06/15/29[2]		50,000	52,678
6.625%, due 01/15/27		200,000	213,238
Orano SA 3.500%, due 03/22/21[4]	EUR	100,000	116,455
4.875%, due 09/23/24	EUR	500,000	648,215
Vistra Energy Corp. 5.875%, due 06/01/23		25,000	25,563
7.625%, due 11/01/24		20,000	20,975
			2,340,088
Electric-generation—1.6%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		250,000	262,500
5.625%, due 05/20/24		75,000	79,594
5.750%, due 05/20/27		275,000	288,750
Calpine Corp. 5.375%, due 01/15/23		675,000	680,062
5.500%, due 02/01/24		475,000	475,000
5.875%, due 01/15/24[2]		50,000	51,125
ContourGlobal Power Holdings SA 4.125%, due 08/01/25[4]	EUR	300,000	352,856
4.125%, due 08/01/25[2]	EUR	775,000	911,546
Drax Finco PLC 6.625%, due 11/01/25[2]		200,000	208,000
Greenko Investment Co. 4.875%, due 08/16/23[4]		300,000	296,813
Mong Duong Finance Holdings BV 5.125%, due 05/07/29[2,10]		375,000	378,621
Rockpoint Gas Storage Canada Ltd. 7.000%, due 03/31/23[2,3]		125,000	126,563
SMC Global Power Holdings Corp.
(fixed, converts to FRN on 04/25/24), 6.500%, due 04/25/24[4,5]		700,000	713,576
Superior Plus LP/Superior General Partner, Inc. 7.000%, due 07/15/26[2]		75,000	79,219
			4,904,225
Electric-integrated—1.1%
AES Andres BV/Dominican Power Partners/ Empresa Generadora de Electricidad It 7.950%, due 05/11/26[4]		500,000	541,406

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Electric-integrated—(concluded)
AES El Salvador Trust II 6.750%, due 03/28/23[4]		450,000	$443,109
Capex SA 6.875%, due 05/15/24[2]		400,000	362,182
Centrais Eletricas Brasileiras SA 5.750%, due 10/27/21[4]		300,000	314,051
NextEra Energy Operating Partners LP 4.250%, due 07/15/24[2]		200,000	203,000
4.500%, due 09/15/27[2]		75,000	75,353
Pacific Gas & Electric Co. 3.500%, due 10/01/20[6]		75,000	74,063
6.050%, due 03/01/34[6]		375,000	430,313
5.800%, due 03/01/37[6]		100,000	112,000
3.250%, due 06/15/23[6]		50,000	49,000
5.125%, due 11/15/43[6]		200,000	209,500
5.400%, due 01/15/40[6]		175,000	190,750
Talen Energy Supply LLC 6.625%, due 01/15/28[2]		75,000	72,188
7.250%, due 05/15/27[2]		25,000	24,678
10.500%, due 01/15/26[2]		225,000	211,500
			3,313,093
Electronics—1.1%
Advanced Micro Devices, Inc. 7.000%, due 07/01/24[3]		303,000	315,877
7.500%, due 08/15/22		270,000	305,437
Amkor Technology, Inc. 6.625%, due 09/15/27[2]		125,000	130,937
Energizer Gamma Acquisition BV 4.625%, due 07/15/26[2]	EUR	650,000	750,059
Energizer Holdings, Inc. 5.500%, due 06/15/25[2]		100,000	101,531
6.375%, due 07/15/26[2]		125,000	130,313
7.750%, due 01/15/27[2]		25,000	27,188
Entegris, Inc. 4.625%, due 02/10/26[2]		200,000	202,500
GCL New Energy Holdings Ltd. 7.100%, due 01/30/21[4]		600,000	584,052
Itron, Inc. 5.000%, due 01/15/26[2]		75,000	76,594
Micron Technology, Inc. 4.640%, due 02/06/24		25,000	26,367
4.975%, due 02/06/26		50,000	53,214
5.500%, due 02/01/25		300,000	308,260
Qorvo, Inc. 5.500%, due 07/15/26		75,000	78,998
Resideo Funding, Inc. 6.125%, due 11/01/26[2]		75,000	79,219
Senvion Holding GmbH 3.875%, due 10/25/22[4,6]	EUR	400,000	110,700
TTM Technologies, Inc. 5.625%, due 10/01/25[2]		175,000	170,625
			3,451,871
	Face amount[1]		Value
Corporate bonds—(continued)
Energy—0.3%
Neerg Energy Ltd. 6.000%, due 02/13/22[4]		200,000	$197,662
Pattern Energy Group, Inc. 5.875%, due 02/01/24[2]		75,000	76,500
ReNew Power Synthetic 6.670%, due 03/12/24[2]		200,000	204,625
Rio Energy SA/UGEN SA/UENSA SA 6.875%, due 02/01/25[2]		200,000	150,250
TerraForm Power Operating LLC 4.250%, due 01/31/23[2]		125,000	125,121
5.000%, due 01/31/28[2]		50,000	50,750
6.625%, due 06/15/25[2,14]		50,000	52,750
			857,658
Energy-exploration & production—0.1%
Covey Park Energy LLC/Covey Park Finance Corp. 7.500%, due 05/15/25[2]		225,000	157,500
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750%, due 10/01/20[6,7,8,9,13]		850,000	0
			157,500
Engineering & construction—0.1%
Officine Maccaferri-SpA 5.750%, due 06/01/21[4]	EUR	400,000	318,816
Entertainment—0.5%
Entertainment One Ltd. 4.625%, due 07/15/26[2]	GBP	125,000	155,813
Golden Entertainment, Inc. 7.625%, due 04/15/26[2]		175,000	179,812
International Game Technology PLC 3.500%, due 06/15/26[2]	EUR	250,000	291,717
Merlin Entertainments PLC 2.750%, due 03/15/22[4]	EUR	550,000	639,902
5.750%, due 06/15/26[2]		219,000	228,855
William Hill PLC 4.875%, due 09/07/23[4]	GBP	125,000	160,373
			1,656,472
Finance-captive automotive—1.9%
Ally Financial, Inc. 3.875%, due 05/21/24		125,000	128,750
8.000%, due 03/15/20		100,000	103,125
Barminco Finance Pty Ltd. 6.625%, due 05/15/22[4]		200,000	205,250
CyrusOne LP/CyrusOne Finance Corp. 5.000%, due 03/15/24		25,000	25,701
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, due 11/15/25[2]		125,000	125,003
HT1 Funding GmbH
12 mo. Euribor + 2.000%, 1.786%, due 06/30/20[5,12]	EUR	500,000	532,689
Hunt Cos., Inc. 6.250%, due 02/15/26[2]		200,000	189,000

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Finance-captive automotive—(concluded)
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.000%, due 08/01/20		1,280,000	$1,280,000
6.250%, due 02/01/22		150,000	154,143
6.250%, due 05/15/26[2]		425,000	437,257
6.375%, due 12/15/25		125,000	130,625
Intrum AB 2.750%, due 07/15/22[4]	EUR	525,000	585,534
Lions Gate Capital Holdings LLC 5.875%, due 11/01/24[2]		175,000	182,437
6.375%, due 02/01/24[2]		250,000	262,187
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[2]		300,000	286,500
NWH Escrow Corp. 7.500%, due 08/01/21[2]		250,000	149,375
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[2]		225,000	237,508
5.500%, due 02/15/24[2]		100,000	108,030
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.250%, due 04/15/24[2]		125,000	127,503
9.250%, due 05/15/23[2]		111,000	116,619
Radian Group, Inc. 4.500%, due 10/01/24		225,000	231,361
4.875%, due 03/15/27		75,000	75,375
Trident Merger Sub, Inc. 6.625%, due 11/01/25[2]		100,000	87,750
			5,761,722
Finance-captive automotive—0.0%†
Norbord, Inc. 5.750%, due 07/15/27[2]		25,000	25,250
Finance-other—1.2%
Navient Corp. 6.500%, due 06/15/22		100,000	106,470
6.625%, due 07/26/21		75,000	79,620
6.750%, due 06/25/25[3]		125,000	130,625
6.750%, due 06/15/26[3]		200,000	208,250
7.250%, due 09/25/23		50,000	54,563
Navient Corp. MTN 8.000%, due 03/25/20		2,000,000	2,062,500
Springleaf Finance Corp. 6.625%, due 01/15/28		150,000	161,625
6.875%, due 03/15/25		275,000	307,609
7.125%, due 03/15/26		525,000	589,641
			3,700,903
Financial services—0.6%
Banco de Bogota SA 5.375%, due 02/19/23[2]		750,000	793,359
Intesa Sanpaolo SpA 3.928%, due 09/15/26[4]	EUR	400,000	488,010
Monitchem HoldCo 2 SA 6.875%, due 06/15/22[4]	EUR	125,000	136,994
	Face amount[1]		Value
Corporate bonds—(continued)
Financial services—(concluded)
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750%, due 06/15/22[2]		150,000	$154,500
Yapi ve Kredi Bankasi AS 8.250%, due 10/15/24[2]		200,000	204,770
			1,777,633
Food products—2.4%
Ajecorp BV 6.500%, due 05/14/22[4]		531,000	505,724
Central American Bottling Corp. 5.750%, due 01/31/27[4]		450,000	468,703
5.750%, due 01/31/27[2]		400,000	416,625
Chobani LLC/Chobani Finance Corp., Inc. 7.500%, due 04/15/25[2]		125,000	116,250
Clearwater Seafoods, Inc. 6.875%, due 05/01/25[2]		25,000	25,313
Cott Corp. 5.500%, due 07/01/24[4]	EUR	350,000	403,006
Cott Finance Corp. 5.500%, due 07/01/24[2]	EUR	500,000	575,723
Darling Global Finance BV 3.625%, due 05/15/26[4]	EUR	350,000	410,665
JBS Investments GmbH 7.250%, due 04/03/24[4]		800,000	830,000
JBS Investments II GmbH 5.750%, due 01/15/28[2]		500,000	505,000
7.000%, due 01/15/26[2]		600,000	642,300
JBS USA LUX SA/JBS USA Finance, Inc. 5.750%, due 06/15/25[2]		75,000	77,438
5.875%, due 07/15/24[2]		50,000	51,375
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 6.500%, due 04/15/29[2]		250,000	268,437
Minerva Luxembourg SA 6.500%, due 09/20/26[4]		250,000	255,625
6.500%, due 09/20/26[2]		550,000	562,375
NBM US Holdings, Inc. 7.000%, due 05/14/26[4]		500,000	515,750
Pilgrim's Pride Corp. 5.750%, due 03/15/25[2]		225,000	232,313
5.875%, due 09/30/27[2]		250,000	262,500
Post Holdings, Inc. 5.000%, due 08/15/26[2]		75,000	76,594
5.500%, due 03/01/25[2]		100,000	104,000
5.750%, due 03/01/27[2]		225,000	233,156
			7,538,872
Food-wholesale—0.7%
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson's LLC 5.750%, due 03/15/25		250,000	255,000
Aramark Services, Inc. 5.000%, due 02/01/28[2]		200,000	208,500
5.125%, due 01/15/24		375,000	384,517

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Food-wholesale—(concluded)
Casino Guichard Perrachon SA
(fixed, converts to FRN on 01/31/24), 3.992%, due 01/31/24[4,5]	EUR	100,000	$59,723
4.048%, due 08/05/26[4,14]	EUR	300,000	269,001
4.407%, due 08/06/19[4,14]	EUR	200,000	220,703
5.244%, due 03/09/20[14]	EUR	100,000	109,824
Iceland Bondco PLC 4.625%, due 03/15/25[2]	GBP	375,000	396,752
6.750%, due 07/15/24[4]	GBP	164,000	191,812
Ingles Markets, Inc. 5.750%, due 06/15/23		50,000	51,000
US Foods, Inc. 5.875%, due 06/15/24[2]		75,000	76,875
			2,223,707
Gaming—2.8%
Boyd Gaming Corp. 6.000%, due 08/15/26		275,000	287,375
6.875%, due 05/15/23		325,000	335,969
Cirsa Finance International SARL 4.750%, due 05/22/25[4]	EUR	350,000	410,159
7.875%, due 12/20/23[2]		200,000	211,106
Codere Finance 2 Luxembourg SA 6.750%, due 11/01/21[4]	EUR	225,000	252,188
Grupo Posadas SAB de CV 7.875%, due 06/30/22[4]		1,000,000	1,011,250
Hilton Domestic Operating Co., Inc. 4.875%, due 01/15/30[2]		175,000	179,812
5.125%, due 05/01/26		375,000	389,572
Inn of the Mountain Gods Resort & Casino 9.250% Cash or 7.500% PIK, 9.250%, due 11/30/20[11]		69,621	69,099
Intralot Capital Luxembourg SA 5.250%, due 09/15/24[4]	EUR	675,000	383,140
6.750%, due 09/15/21[4]	EUR	100,000	77,499
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[2]		275,000	292,187
Juventus Football Club SpA 3.375%, due 02/19/24[4]	EUR	325,000	358,805
Las Vegas Sands Corp. 3.500%, due 08/18/26		50,000	50,210
Mattel, Inc. 6.750%, due 12/31/25[2]		75,000	78,845
MGM China Holdings Ltd. 5.375%, due 05/15/24[2]		200,000	207,000
MGM Resorts International 5.250%, due 03/31/20		100,000	101,500
5.500%, due 04/15/27		25,000	26,507
6.000%, due 03/15/23		300,000	325,500
6.750%, due 10/01/20		313,000	326,112
7.750%, due 03/15/22		990,000	1,106,028
Mohegan Gaming & Entertainment 7.875%, due 10/15/24[2,3]		450,000	437,625
Scientific Games International, Inc. 3.375%, due 02/15/26[2]	EUR	175,000	196,483
5.500%, due 02/15/26[2]	EUR	425,000	463,399
6.250%, due 09/01/20		75,000	75,094
	Face amount[1]		Value
Corporate bonds—(continued)
Gaming—(concluded)
Stars Group Holdings BV/Stars Group US Co.-Borrower LLC 7.000%, due 07/15/26[2]		300,000	$316,125
Twin River Worldwide Holdings, Inc. 6.750%, due 06/01/27[2]		75,000	78,187
WMG Acquisition Corp. 4.125%, due 11/01/24[4]	EUR	405,000	467,744
5.000%, due 08/01/23[2]		125,000	127,187
			8,641,707
Health care equipment & supplies—0.1%
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA 6.625%, due 05/15/22[2]		175,000	170,625
Health care providers & services—4.4%
Avantor, Inc. 6.000%, due 10/01/24[2]		100,000	107,001
9.000%, due 10/01/25[2]		225,000	249,329
Bausch Health Americas, Inc. 8.500%, due 01/31/27[2]		200,000	220,270
Bausch Health Cos., Inc. 4.500%, due 05/15/23[4]	EUR	900,000	1,007,260
5.500%, due 03/01/23[2]		26,000	26,146
5.500%, due 11/01/25[2]		75,000	78,000
5.750%, due 08/15/27[2,3]		50,000	52,625
5.875%, due 05/15/23[2]		401,000	403,887
6.125%, due 04/15/25[2]		25,000	25,586
7.000%, due 01/15/28[2]		200,000	206,000
7.250%, due 05/30/29[2]		125,000	129,923
9.000%, due 12/15/25[2]		1,350,000	1,507,545
Catalent Pharma Solutions, Inc. 4.750%, due 12/15/24[4]	EUR	200,000	228,582
4.750%, due 12/15/24[2]	EUR	200,000	228,582
Centene Corp. 4.750%, due 05/15/22		175,000	177,067
5.375%, due 06/01/26[2]		450,000	475,312
6.125%, due 02/15/24		75,000	78,563
Charles River Laboratories International, Inc. 5.500%, due 04/01/26[2]		125,000	132,188
CHS/Community Health Systems, Inc. 6.875%, due 02/01/22		87,000	59,595
8.000%, due 03/15/26[2]		200,000	191,750
8.125%, due 06/30/24[2,3]		359,000	272,840
9.875%, due 06/30/23[2,14]		125,000	104,375
DaVita, Inc. 5.750%, due 08/15/22		50,000	50,525
Eagle Holding Co. II LLC
7.625% Cash or 8.375% PIK, 7.625%, due 05/15/22[2,11]		200,000	201,500
Encompass Health Corp. 5.750%, due 11/01/24		390,000	394,395
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000%, due 07/15/23[2,3]		346,000	219,710
Envision Healthcare Corp. 8.750%, due 10/15/26[2,3]		225,000	155,812

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(concluded)
HCA Healthcare, Inc. 6.250%, due 02/15/21		150,000	$157,179
HCA, Inc. 4.125%, due 06/15/29		50,000	51,219
5.375%, due 09/01/26		75,000	81,188
5.625%, due 09/01/28		150,000	165,405
5.875%, due 05/01/23		75,000	82,031
7.500%, due 02/15/22		1,450,000	1,605,440
Hill-Rom Holdings, Inc. 5.750%, due 09/01/23[2]		150,000	154,688
HLF Financing SARL LLC/Herbalife International, Inc. 7.250%, due 08/15/26[2]		50,000	49,625
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875%, due 04/15/20[2,3]		50,000	46,375
5.625%, due 10/15/23[2,3]		150,000	94,830
5.750%, due 08/01/22[2,3]		50,000	37,610
MEDNAX, Inc. 6.250%, due 01/15/27[2]		100,000	99,250
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[2]		250,000	242,490
Par Pharmaceutical, Inc. 7.500%, due 04/01/27[2]		50,000	45,375
Polaris Intermediate Corp.
8.500% Cash or 9.250% PIK, 8.500%, due 12/01/22[2,11]		300,000	278,250
Select Medical Corp. 6.250%, due 08/15/26[2]		100,000	101,500
6.375%, due 06/01/21		250,000	250,312
Surgery Center Holdings, Inc. 10.000%, due 04/15/27[2]		50,000	49,375
Syneos Health Inc / inVentiv Health Inc / inVentiv Health Clinical, Inc. 7.500%, due 10/01/24[2]		130,000	135,525
Tenet Healthcare Corp. 4.625%, due 07/15/24		175,000	178,281
6.000%, due 10/01/20		125,000	128,594
6.250%, due 02/01/27[2,3]		50,000	51,750
Teva Pharmaceutical Finance Netherlands II BV 1.625%, due 10/15/28[4]	EUR	700,000	567,057
1.875%, due 03/31/27[4]	EUR	500,000	420,563
Teva Pharmaceutical Finance Netherlands III BV 6.000%, due 04/15/24[3]		1,050,000	974,085
Vizient, Inc. 6.250%, due 05/15/27[2]		50,000	53,125
WellCare Health Plans, Inc. 5.375%, due 08/15/26[2]		150,000	158,644
West Street Merger Sub, Inc. 6.375%, due 09/01/25[2]		300,000	275,250
			13,519,384
Hotels, restaurants & leisure—2.5%
Boyne USA, Inc. 7.250%, due 05/01/25[2]		250,000	272,500
	Face amount[1]		Value
Corporate bonds—(continued)
Hotels, restaurants & leisure—(concluded)
Carlson Travel, Inc. 9.500%, due 12/15/24[2]		200,000	$199,000
CCM Merger, Inc. 6.000%, due 03/15/22[2]		200,000	205,000
Churchill Downs, Inc. 4.750%, due 01/15/28[2]		150,000	150,187
5.500%, due 04/01/27[2]		125,000	130,977
Constellation Merger Sub, Inc. 8.500%, due 09/15/25[2,3]		75,000	67,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, due 02/15/23[2]		125,000	132,188
Eldorado Resorts, Inc. 6.000%, due 04/01/25		500,000	526,875
6.000%, due 09/15/26		25,000	27,000
7.000%, due 08/01/23		250,000	261,250
Enterprise Development Authority/The 12.000%, due 07/15/24[2]		200,000	222,500
ESH Hospitality, Inc. 5.250%, due 05/01/25[2]		50,000	51,438
FelCor Lodging LP 6.000%, due 06/01/25		1,575,000	1,649,812
Gateway Casinos & Entertainment Ltd. 8.250%, due 03/01/24[2]		225,000	236,812
GLP Capital LP/GLP Financing II, Inc. 5.250%, due 06/01/25		100,000	107,410
5.375%, due 04/15/26		100,000	108,812
HAT Holdings I LLC/HAT Holdings II LLC 5.250%, due 07/15/24[2]		125,000	130,313
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, due 06/01/27[2]		200,000	204,750
5.000%, due 06/01/24[2]		325,000	335,562
LTF Merger Sub, Inc. 8.500%, due 06/15/23[2]		1,117,000	1,144,925
NCL Corp. Ltd. 4.750%, due 12/15/21[2]		50,000	50,625
Silversea Cruise Finance Ltd. 7.250%, due 02/01/25[2]		100,000	106,875
Thomas Cook Group PLC 6.250%, due 06/15/22[4]	EUR	125,000	37,846
Viking Cruises Ltd. 5.875%, due 09/15/27[2]		250,000	258,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2]		350,000	358,750
Wynn Macau Ltd. 4.875%, due 10/01/24[2,3]		200,000	199,750
5.500%, due 10/01/27[2,3]		400,000	403,000
			7,580,407
Insurance—1.0%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[2]		350,000	321,125
8.125%, due 02/15/24[2]		150,000	160,500
10.125%, due 08/01/26[2,10]		75,000	76,969

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Insurance—(concluded)
Ardonagh Midco 3 PLC 8.375%, due 07/15/23[2]	GBP	275,000	$309,345
8.625%, due 07/15/23[2,3]		400,000	372,000
AssuredPartners, Inc. 7.000%, due 08/15/25[2]		250,000	250,625
Fidelity & Guaranty Life Holdings, Inc. 5.500%, due 05/01/25[2]		275,000	287,375
Genworth Financial, Inc. 7.625%, due 09/24/21[3]		100,000	103,500
Genworth Holdings, Inc. 7.700%, due 06/15/20[3]		100,000	101,500
GTCR AP Finance, Inc. 8.000%, due 05/15/27[2]		75,000	76,688
HUB International Ltd. 7.000%, due 05/01/26[2]		75,000	76,265
MGIC Investment Corp. 5.750%, due 08/15/23		275,000	298,375
Nationstar Mortgage Holdings, Inc. 8.125%, due 07/15/23[2]		100,000	103,875
9.125%, due 07/15/26[2]		125,000	130,937
Prudential Financial, Inc.
(fixed, converts to FRN on 09/15/28), 5.700%, due 09/15/48		25,000	27,142
USIS, Inc. 6.875%, due 05/01/25[2]		275,000	272,992
			2,969,213
Lodging—0.5%
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[2]		100,000	99,780
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. 10.250%, due 11/15/22[2]		250,000	266,250
Marriott Ownership Resorts, Inc./ILG LLC 6.500%, due 09/15/26		25,000	26,820
Melco Resorts Finance Ltd. 5.250%, due 04/26/26[2]		200,000	204,617
NH Hotel Group SA 3.750%, due 10/01/23[4]	EUR	427,123	485,214
TVL Finance PLC
12 mo. Euribor + 5.375%, 6.137%, due 07/15/25[2,12]	GBP	300,000	357,533
			1,440,214
Machinery—0.1%
CFX Escrow Corp. 6.000%, due 02/15/24[2]		100,000	105,906
6.375%, due 02/15/26[2]		50,000	53,516
Vertiv Group Corp. 9.250%, due 10/15/24[2]		200,000	188,500
			347,922
Machinery-construction & mining—0.0%†
BWX Technologies, Inc. 5.375%, due 07/15/26[2]		100,000	103,500
	Face amount[1]		Value
Corporate bonds—(continued)
Manufacturing-diversified—1.2%
Amsted Industries, Inc. 5.625%, due 07/01/27[2]		75,000	$78,773
Bombardier, Inc. 6.000%, due 10/15/22[2]		675,000	675,000
6.125%, due 05/15/21[4]	EUR	250,000	296,949
6.125%, due 01/15/23[2]		350,000	355,250
7.500%, due 12/01/24[2]		325,000	335,059
7.500%, due 03/15/25[2]		125,000	127,109
7.875%, due 04/15/27[2]		50,000	50,625
Cloud Crane LLC 10.125%, due 08/01/24[2]		300,000	321,000
EnPro Industries, Inc. 5.750%, due 10/15/26		150,000	154,875
Galapagos SA 0.000%, due 06/15/21[4,6]	EUR	275,000	298,093
JPW Industries Holding Corp. 9.000%, due 10/01/24[2]		150,000	142,500
Manitowoc Co., Inc./The 9.000%, due 04/01/26[2]		75,000	75,563
Mueller Water Products, Inc. 5.500%, due 06/15/26[2]		50,000	52,125
Rekeep SpA 9.000%, due 06/15/22[4]	EUR	425,000	406,255
SPX FLOW, Inc. 5.625%, due 08/15/24[2]		175,000	182,219
5.875%, due 08/15/26[2]		175,000	184,187
Tennant Co. 5.625%, due 05/01/25		125,000	129,687
			3,865,269
Media—3.5%
AMC Entertainment Holdings, Inc. 5.750%, due 06/15/25[3]		50,000	47,234
5.875%, due 11/15/26		75,000	67,969
6.125%, due 05/15/27[3]		475,000	425,422
6.375%, due 11/15/24	GBP	600,000	709,107
Cinemark USA, Inc. 4.875%, due 06/01/23		25,000	25,316
5.125%, due 12/15/22		375,000	380,558
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		478,000	488,038
9.250%, due 02/15/24[2]		125,000	135,625
CSC Holdings LLC 5.125%, due 12/15/21[2]		50,000	50,000
5.750%, due 01/15/30[2]		375,000	381,562
6.500%, due 02/01/29[2]		400,000	441,000
7.750%, due 07/15/25[2]		200,000	215,000
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, due 08/15/26[2,10]		325,000	330,281
6.625%, due 08/15/27[2,10]		350,000	358,750
DISH DBS Corp. 5.000%, due 03/15/23		50,000	48,250
5.875%, due 11/15/24		350,000	324,406
7.750%, due 07/01/26[3]		250,000	243,750

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
EW Scripps Co./The 5.125%, due 05/15/25[2]		225,000	$224,296
GCI LLC 6.625%, due 06/15/24[2]		100,000	106,500
Gray Television, Inc. 5.125%, due 10/15/24[2]		225,000	230,906
5.875%, due 07/15/26[2]		525,000	544,687
7.000%, due 05/15/27[2]		125,000	136,719
iHeartCommunications, Inc. 6.375%, due 05/01/26		125,000	132,775
12.000% Cash, 2.000% PIK, 14.000%, due 02/01/21[6]		415,467	56,088
Lamar Media Corp. 5.750%, due 02/01/26		50,000	52,735
National CineMedia LLC 5.750%, due 08/15/26		25,000	24,000
Nexstar Broadcasting, Inc. 5.625%, due 08/01/24[2]		500,000	519,375
Nexstar Escrow, Inc. 5.625%, due 07/15/27[2]		225,000	233,156
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.000%, due 08/15/27[2]		250,000	253,750
Quebecor Media, Inc. 5.750%, due 01/15/23		450,000	479,250
Salem Media Group, Inc. 6.750%, due 06/01/24[2]		100,000	88,000
Scripps Escrow, Inc. 5.875%, due 07/15/27[2]		25,000	25,255
Sinclair Television Group, Inc. 5.125%, due 02/15/27[2]		150,000	150,750
5.875%, due 03/15/26[2]		200,000	207,810
6.125%, due 10/01/22		142,000	144,485
Sirius XM Radio, Inc. 3.875%, due 08/01/22[2]		350,000	353,500
4.625%, due 05/15/23[2]		25,000	25,375
4.625%, due 07/15/24[2]		150,000	154,395
5.000%, due 08/01/27[2]		25,000	25,781
5.500%, due 07/01/29[2]		350,000	365,211
Townsquare Media, Inc. 6.500%, due 04/01/23[2]		275,000	270,875
TV Azteca SAB de CV 8.250%, due 08/09/24[4]		300,000	296,250
Univision Communications, Inc. 6.750%, due 09/15/22[2]		226,000	230,068
Ziggo Bond Co. BV 4.625%, due 01/15/25[2]	EUR	375,000	427,751
6.000%, due 01/15/27[2]		350,000	354,900
			10,786,911
Metals—0.5%
Coeur Mining, Inc. 5.875%, due 06/01/24		150,000	146,438
Constellium SE 4.250%, due 02/15/26[2]	EUR	125,000	144,826
6.625%, due 03/01/25[2,3]		500,000	523,750
	Face amount[1]	Value
Corporate bonds—(continued)
Metals—(concluded)
Vedanta Resources PLC 6.125%, due 08/09/24[2]	200,000	$187,933
6.375%, due 07/30/22[2]	300,000	299,625
8.250%, due 06/07/21[2]	250,000	263,984
		1,566,556
Metals & mining—2.8%
Alcoa Nederland Holding BV 7.000%, due 09/30/26[2]	400,000	428,000
Aleris International, Inc. 10.750%, due 07/15/23[2]	125,000	129,375
Anglo American Capital PLC 4.125%, due 09/27/22[2,9]	400,000	414,393
ArcelorMittal 6.125%, due 06/01/25	100,000	112,757
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.750%, due 07/15/26[2]	175,000	181,125
Big River Steel LLC/BRS Finance Corp. 7.250%, due 09/01/25[2]	175,000	186,375
Cleveland-Cliffs, Inc. 5.750%, due 03/01/25[3]	125,000	126,938
5.875%, due 06/01/27[2]	200,000	201,000
First Quantum Minerals Ltd. 6.500%, due 03/01/24[2]	1,200,000	1,149,188
7.000%, due 02/15/21[2]	75,000	76,256
Fortune Star BVI Ltd. 5.250%, due 03/23/22[4]	300,000	298,031
Freeport-McMoRan, Inc. 3.875%, due 03/15/23	75,000	75,165
5.400%, due 11/14/34	125,000	120,625
5.450%, due 03/15/43	475,000	439,774
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, due 12/15/23[2]	175,000	167,562
Hecla Mining Co. 6.875%, due 05/01/21	200,000	193,750
Hudbay Minerals, Inc. 7.250%, due 01/15/23[2]	125,000	128,594
7.625%, due 01/15/25[2]	100,000	103,627
IAMGOLD Corp. 7.000%, due 04/15/25[2,3]	175,000	183,750
Kinross Gold Corp. 5.125%, due 09/01/21	175,000	181,177
Metinvest BV 7.750%, due 04/23/23[2]	600,000	627,000
Mineral Resources Ltd. 8.125%, due 05/01/27[2]	225,000	236,227
Mountain Province Diamonds, Inc. 8.000%, due 12/15/22[2]	100,000	99,125
Northwest Acquisitions ULC/Dominion Finco, Inc. 7.125%, due 11/01/22[2]	25,000	17,000
Novelis Corp. 5.875%, due 09/30/26[2]	125,000	129,531
6.250%, due 08/15/24[2]	225,000	235,692
Park-Ohio Industries, Inc. 6.625%, due 04/15/27	125,000	124,688

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Petra Diamonds US Treasury PLC 7.250%, due 05/01/22[2]		200,000	$188,000
Taseko Mines Ltd. 8.750%, due 06/15/22[2]		175,000	168,656
Teck Resources Ltd. 3.750%, due 02/01/23		125,000	126,827
4.500%, due 01/15/21		100,000	101,532
4.750%, due 01/15/22		350,000	363,166
5.200%, due 03/01/42		25,000	25,285
5.400%, due 02/01/43		50,000	51,859
6.000%, due 08/15/40		250,000	272,967
United States Steel Corp. 6.250%, due 03/15/26		75,000	68,438
Vale Overseas Ltd. 6.250%, due 08/10/26		110,000	124,548
Vallourec SA 6.375%, due 10/15/23[2]	EUR	125,000	124,375
6.375%, due 10/15/23[4]	EUR	525,000	523,784
			8,506,162
Oil & gas—9.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 09/15/24		200,000	192,500
5.750%, due 03/01/27[2]		150,000	140,628
Apergy Corp. 6.375%, due 05/01/26		75,000	76,500
Archrock Partners LP/Archrock Partners Finance Corp. 6.875%, due 04/01/27[2]		150,000	157,875
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22[2]		75,000	75,094
6.625%, due 07/15/26[2]		50,000	49,938
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp. 6.875%, due 02/01/25		350,000	323,750
Bruin E&P Partners LLC 8.875%, due 08/01/23[2]		400,000	299,000
Calfrac Holdings LP 8.500%, due 06/15/26[2]		75,000	50,625
California Resources Corp. 8.000%, due 12/15/22[2]		500,000	350,000
Callon Petroleum Co. 6.125%, due 10/01/24		200,000	195,504
6.375%, due 07/01/26[3]		75,000	73,125
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23[3]		75,000	73,650
Chaparral Energy, Inc. 8.750%, due 07/15/23[2,3]		150,000	86,250
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25		150,000	165,015
7.000%, due 06/30/24		300,000	341,256
Chesapeake Energy Corp. 5.500%, due 09/15/26[14]		75,000	52,553
6.625%, due 08/15/20		675,000	675,000
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
6.875%, due 11/15/20	125,000	$125,000
8.000%, due 01/15/25	500,000	427,500
8.000%, due 06/15/27[3]	100,000	80,000
CNX Resources Corp. 5.875%, due 04/15/22	25,000	24,000
7.250%, due 03/14/27[2]	50,000	42,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.250%, due 04/01/23[14]	1,345,000	1,368,605
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[2]	275,000	270,875
DCP Midstream Operating LP 5.125%, due 05/15/29	25,000	25,750
5.375%, due 07/15/25	175,000	185,722
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25	200,000	200,500
Denbury Resources, Inc. 6.375%, due 12/31/24[2]	118,000	69,717
7.750%, due 02/15/24[2]	141,000	103,283
9.000%, due 05/15/21[2]	285,000	268,612
9.250%, due 03/31/22[2]	140,000	122,850
Diamond Offshore Drilling, Inc. 7.875%, due 08/15/25	50,000	47,625
Energy Transfer Operating LP 7.500%, due 10/15/20	525,000	554,519
EnLink Midstream Partners LP 4.400%, due 04/01/24	25,000	25,414
4.850%, due 07/15/26	175,000	177,625
5.050%, due 04/01/45	75,000	63,000
5.450%, due 06/01/47	100,000	85,250
5.600%, due 04/01/44	150,000	129,750
Ensign Drilling, Inc. 9.250%, due 04/15/24[2]	325,000	317,687
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, due 06/15/23	512,000	16,640
8.000%, due 02/15/25[2]	25,000	4,625
9.375%, due 05/01/20	492,000	24,600
9.375%, due 05/01/24[2]	186,000	39,060
Exterran Energy Solutions LP/EES Finance Corp. 8.125%, due 05/01/25	325,000	330,687
Extraction Oil & Gas, Inc. 5.625%, due 02/01/26[2]	125,000	92,253
7.375%, due 05/15/24[2]	125,000	101,563
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21[3]	430,000	378,400
6.750%, due 06/15/23[3,14]	150,000	129,750
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20	100,000	74,500
FTS International, Inc. 6.250%, due 05/01/22	350,000	311,500
Gazprom OAO Via Gaz Capital SA 4.950%, due 07/19/22[4]	400,000	421,000
Global Marine, Inc. 7.000%, due 06/01/28	100,000	96,750

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Gulfport Energy Corp. 6.000%, due 10/15/24	50,000	$38,495
6.375%, due 05/15/25	100,000	76,500
6.375%, due 01/15/26	125,000	94,688
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, due 02/15/26[2]	150,000	155,953
HighPoint Operating Corp. 7.000%, due 10/15/22[3]	125,000	116,250
Hilcorp Energy I LP/Hilcorp Finance Co. 6.250%, due 11/01/28[2]	325,000	315,250
Holly Energy Partners LP/Holly Energy Finance Corp. 6.000%, due 08/01/24[2]	175,000	182,437
Honghua Group Ltd. 6.375%, due 08/01/22[4]	200,000	201,315
Indigo Natural Resources LLC 6.875%, due 02/15/26[2]	150,000	126,375
KazMunayGas National Co. JSC 4.400%, due 04/30/23[4]	850,000	889,950
4.400%, due 04/30/23[4]	425,000	445,601
KCA Deutag UK Finance PLC 9.625%, due 04/01/23[2]	200,000	136,000
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000%, due 08/01/26[2]	50,000	50,375
Matador Resources Co. 5.875%, due 09/15/26	25,000	24,700
McDermott Technology Americas, Inc./ McDermott Technology US, Inc. 10.625%, due 05/01/24[2]	325,000	267,108
MEG Energy Corp. 6.375%, due 01/30/23[2]	200,000	189,500
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[2]	200,000	156,500
Nabors Industries, Inc. 4.625%, due 09/15/21	25,000	24,500
5.000%, due 09/15/20	52,000	52,390
5.500%, due 01/15/23	75,000	70,125
5.750%, due 02/01/25	225,000	195,187
Nine Energy Service, Inc. 8.750%, due 11/01/23[2]	75,000	73,313
Noble Holding International Ltd. 6.200%, due 08/01/40	50,000	26,750
7.750%, due 01/15/24[3]	155,000	120,512
7.875%, due 02/01/26[2]	125,000	106,875
8.950%, due 04/01/45[14]	50,000	31,250
Northern Oil & Gas, Inc.
8.500% Cash, 1.000% PIK, 8.500%, due 05/15/23[11]	75,625	77,516
Oasis Petroleum, Inc. 6.250%, due 05/01/26[2,3]	100,000	94,740
6.500%, due 11/01/21	325,000	324,187
Parkland Fuel Corp. 5.875%, due 07/15/27[2]	150,000	154,312
6.000%, due 04/01/26[2]	75,000	77,438
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Parsley Energy LLC/Parsley Finance Corp. 6.250%, due 06/01/24[2]		175,000	$181,344
Petrobras Global Finance BV 4.750%, due 01/14/25	EUR	100,000	128,799
5.999%, due 01/27/28		600,000	655,800
6.125%, due 01/17/22		720,000	776,025
6.250%, due 12/14/26	GBP	100,000	142,283
6.850%, due 06/05/15		225,000	244,316
6.900%, due 03/19/49		1,075,000	1,208,139
7.250%, due 03/17/44		645,000	755,013
7.375%, due 01/17/27		1,085,000	1,283,012
8.750%, due 05/23/26		625,000	785,000
Precision Drilling Corp. 7.125%, due 01/15/26[2,3]		200,000	190,000
7.750%, due 12/15/23[3]		75,000	75,375
Range Resources Corp. 5.000%, due 08/15/22		25,000	22,993
5.875%, due 07/01/22		500,000	470,000
Sanchez Energy Corp. 6.125%, due 01/15/23		800,000	48,000
7.750%, due 06/15/21		475,000	28,500
Sandridge Energy, Inc. 7.500%, due 03/15/21[6,7,9,13]		1,425,000	0
SESI LLC 7.125%, due 12/15/21		75,000	54,750
7.750%, due 09/15/24		250,000	150,000
Seven Generations Energy Ltd. 5.375%, due 09/30/25[2]		100,000	95,250
6.875%, due 06/30/23[2]		175,000	178,937
Shelf Drilling Holdings Ltd. 8.250%, due 02/15/25[2]		175,000	163,680
SM Energy Co. 5.625%, due 06/01/25		25,000	21,688
Southwestern Energy Co. 6.200%, due 01/23/25[14]		75,000	64,688
SRC Energy, Inc. 6.250%, due 12/01/25		100,000	87,000
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[4]		800,000	836,250
6.950%, due 03/18/30[4]		500,000	599,040
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22		475,000	456,000
5.750%, due 04/15/25		175,000	150,500
Summit Midstream Partners LP
(fixed, converts to FRN on 12/15/22), 9.500%, due 12/15/22[5]		350,000	261,625
Sunoco LP/Sunoco Finance Corp. 6.000%, due 04/15/27		250,000	263,437
Sunoco LP/Sunoco Finance Corp. 4.875%, due 01/15/23		300,000	305,160
5.500%, due 02/15/26		50,000	51,750
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 4.750%, due 10/01/23[2]		125,000	126,409
5.500%, due 09/15/24[2]		75,000	75,938

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.250%, due 11/15/23		125,000	$125,119
5.125%, due 02/01/25		50,000	51,510
5.875%, due 04/15/26		125,000	131,994
6.750%, due 03/15/24		50,000	51,750
Transocean Guardian Ltd. 5.875%, due 01/15/24[2]		200,250	204,255
Transocean Pontus Ltd. 6.125%, due 08/01/25[2]		70,875	73,001
Transocean Poseidon Ltd. 6.875%, due 02/01/27[2]		100,000	106,752
Transocean Sentry Ltd. 5.375%, due 05/15/23[2]		100,000	100,135
Transocean, Inc. 5.800%, due 10/15/22[3,14]		175,000	171,500
6.800%, due 03/15/38		25,000	18,125
9.000%, due 07/15/23[2]		125,000	131,526
9.350%, due 12/15/41[14]		450,000	402,750
Tullow Oil PLC 6.250%, due 04/15/22[2]		400,000	402,125
7.000%, due 03/01/25[2]		200,000	201,250
UGI International LLC 3.250%, due 11/01/25[2]	EUR	250,000	292,663
3.250%, due 11/01/25[4]	EUR	100,000	117,065
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26		225,000	234,022
6.875%, due 09/01/27[2]		175,000	181,984
Valaris PLC 7.750%, due 02/01/26		75,000	54,750
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.750%, due 04/15/23[2]		275,000	162,250
9.750%, due 04/15/23[2]		275,000	166,375
Weatherford International LLC 0.000%, due 03/01/25[6]		125,000	58,438
Weatherford International Ltd. 0.000%, due 09/15/20[6]		50,000	22,250
0.000%, due 06/15/23[6]		150,000	70,125
0.000%, due 02/15/24[6]		575,000	265,937
0.000%, due 03/15/38[6]		25,000	11,250
			29,757,444
Oil services—0.4%
Citgo Holding, Inc. 9.250%, due 08/01/24[2,10]		375,000	390,469
10.750%, due 02/15/20[2]		875,000	910,875
			1,301,344
Packaging & containers—0.1%
Greif, Inc. 6.500%, due 03/01/27[2]		175,000	182,437
Paper & forest products—0.2%
Appvion, Inc. 9.000%, due 06/01/20[2,6,7,9,13]		650,000	6,500
	Face amount[1]		Value
Corporate bonds—(continued)
Paper & forest product—(concluded)
Lecta SA 6.500%, due 08/01/23[4]	EUR	100,000	$73,339
Mercer International, Inc. 6.500%, due 02/01/24		175,000	176,750
7.375%, due 01/15/25		125,000	129,350
Schweitzer-Mauduit International, Inc. 6.875%, due 10/01/26[2]		150,000	153,375
			539,314
Pipelines—1.1%
Martin Midstream Partners LP/Martin Midstream Finance Corp. 7.250%, due 02/15/21		300,000	294,780
NGPL PipeCo LLC 4.375%, due 08/15/22[2]		250,000	259,612
NuStar Logistics LP 6.000%, due 06/01/26		75,000	79,125
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23		400,000	410,000
Plains All American Pipeline LP
(fixed, converts to FRN on 11/15/22), 6.125%, due 11/15/22[5]		100,000	96,446
Rockies Express Pipeline LLC 6.875%, due 04/15/40[2]		75,000	83,198
SemGroup Corp. 7.250%, due 03/15/26		100,000	97,000
SemGroup Corp./Rose Rock Finance Corp. 5.625%, due 07/15/22		450,000	443,812
TransMontaigne Partners LP/TLP Finance Corp. 6.125%, due 02/15/26		100,000	96,250
Transportadora de Gas del Sur SA 6.750%, due 05/02/25[2]		600,000	556,462
6.750%, due 05/02/25[4]		150,000	139,116
Williams Cos, Inc./The 3.700%, due 01/15/23		300,000	309,888
7.875%, due 09/01/21		325,000	358,924
Williams Cos, Inc./The 4.550%, due 06/24/24		25,000	26,816
			3,251,429
Real estate investment trusts—4.6%
ADLER Real Estate AG 1.500%, due 12/06/21[4]	EUR	325,000	368,788
Agile Group Holdings Ltd.
(fixed, converts to FRN on 12/04/23), 8.375%, due 12/04/23[4,5]		400,000	417,993
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.750%, due 05/15/26[2]		200,000	206,500
Central China Real Estate Ltd. 7.250%, due 04/24/23[4]		300,000	299,872
Champion Sincerity Holdings Ltd.
(fixed, converts to FRN on 02/08/22), 8.125%, due 02/08/22[4,5]		200,000	210,020
China Aoyuan Group Ltd. 5.375%, due 09/13/22[4]		300,000	291,000

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(continued)
6.350%, due 01/11/20[4]		200,000	$201,250
7.950%, due 02/19/23[4]		300,000	310,875
China Evergrande Group 7.500%, due 06/28/23[4]		200,000	183,625
9.500%, due 03/29/24[4]		850,000	803,781
10.000%, due 04/11/23[4]		200,000	196,498
China SCE Group Holdings Ltd. 5.875%, due 03/10/22[4]		200,000	197,500
7.375%, due 04/09/24[4]		800,000	788,979
10.000%, due 07/02/20[4]		200,000	206,100
CIFI Holdings Group Co. Ltd. 5.500%, due 01/23/22[4]		900,000	893,860
Consus Real Estate AG 9.625%, due 05/15/24[2]	EUR	200,000	210,884
Easy Tactic Ltd. 8.625%, due 02/27/24[4]		300,000	308,242
Equinix, Inc. 2.875%, due 02/01/26	EUR	300,000	346,630
5.750%, due 01/01/25		100,000	103,378
5.875%, due 01/15/26		100,000	106,188
Fantasia Holdings Group Co. Ltd. 7.375%, due 10/04/21[4]		600,000	556,200
Forestar Group, Inc. 8.000%, due 04/15/24[2]		275,000	292,875
GEO Group, Inc./The 5.875%, due 10/15/24		25,000	20,875
6.000%, due 04/15/26		200,000	164,000
Greystar Real Estate Partners LLC 5.750%, due 12/01/25[2]		100,000	102,250
Howard Hughes Corp./The 5.375%, due 03/15/25[2]		75,000	76,875
iStar, Inc. 4.625%, due 09/15/20		175,000	176,750
5.250%, due 09/15/22		50,000	50,809
Jababeka International BV 6.500%, due 10/05/23[4]		400,000	348,500
Kennedy-Wilson, Inc. 5.875%, due 04/01/24		375,000	382,882
Logan Property Holdings Co. Ltd. 5.750%, due 01/03/22[4]		200,000	198,937
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, due 08/01/29		125,000	126,484
5.500%, due 05/01/24		100,000	102,625
6.375%, due 03/01/24[3]		325,000	341,250
Newmark Group, Inc. 6.125%, due 11/15/23		150,000	160,904
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, due 06/01/23[2,3]		150,000	126,750
RKPF Overseas 2019 A Ltd. 7.875%, due 02/01/23[4]		300,000	316,844
SBA Communications Corp. 4.000%, due 10/01/22		325,000	328,900
Shimao Property Holdings Ltd. 6.125%, due 02/21/24[4]		600,000	631,125
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Starwood Property Trust, Inc. 4.750%, due 03/15/25		50,000	$50,740
Sunac China Holdings Ltd. 7.875%, due 02/15/22[4]		200,000	203,373
Tesco Property Finance 3 PLC 5.744%, due 04/13/40[4]	GBP	290,222	461,857
Times China Holdings Ltd. 5.750%, due 04/26/22[4]		200,000	196,420
6.750%, due 07/16/23[4]		200,000	198,500
7.625%, due 02/21/22[4]		400,000	410,992
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 7.125%, due 12/15/24[2]		200,000	172,000
Yanlord Land HK Co. Ltd. 5.875%, due 01/23/22[4]		500,000	510,015
Yuzhou Properties Co. Ltd. 6.000%, due 01/25/22[4]		400,000	394,500
6.375%, due 03/06/21[4]		200,000	201,000
8.500%, due 02/26/24[4]		200,000	203,995
			14,161,190
Retail—3.5%
1011778 BC ULC/New Red Finance, Inc. 4.250%, due 05/15/24[2,3]		100,000	102,202
4.625%, due 01/15/22[2]		250,000	250,250
5.000%, due 10/15/25[2]		275,000	280,500
Anixter, Inc. 6.000%, due 12/01/25[9]		100,000	109,000
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[4]		300,000	310,500
5.875%, due 04/04/27[2]		475,000	490,141
6.625%, due 09/27/23[4]		200,000	217,531
Beacon Roofing Supply, Inc. 4.875%, due 11/01/25[2]		25,000	24,750
6.375%, due 10/01/23		250,000	258,125
Carvana Co. 8.875%, due 10/01/23[2]		150,000	150,675
Cumberland Farms, Inc. 6.750%, due 05/01/25[2]		75,000	79,500
Dufry Finance SCA 4.500%, due 08/01/23[4]	EUR	350,000	397,117
EVOCA SpA 7.000%, due 10/15/23[4]	EUR	325,000	376,834
FirstCash, Inc. 5.375%, due 06/01/24[2]		125,000	129,066
Golden Nugget, Inc. 6.750%, due 10/15/24[2]		725,000	746,300
8.750%, due 10/01/25[2]		246,000	257,685
Group 1 Automotive, Inc. 5.250%, due 12/15/23[2]		175,000	178,719
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[2]		250,000	269,687
7.875%, due 04/01/24[4]		1,100,000	1,186,625
H&E Equipment Services, Inc. 5.625%, due 09/01/25		300,000	308,250

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
Hillman Group, Inc./The 6.375%, due 07/15/22[2]		200,000	$183,560
IAA, Inc. 5.500%, due 06/15/27[2]		125,000	130,703
IRB Holding Corp. 6.750%, due 02/15/26[2]		275,000	273,625
JC Penney Corp., Inc. 6.375%, due 10/15/36		150,000	34,500
8.625%, due 03/15/25[2,9]		150,000	74,625
KAR Auction Services, Inc. 5.125%, due 06/01/25[2]		75,000	77,063
Lithia Motors, Inc. 5.250%, due 08/01/25[2]		125,000	129,063
Matalan Finance PLC 6.750%, due 01/31/23[2]	GBP	450,000	495,640
9.500%, due 01/31/24[2]	GBP	150,000	162,744
Michaels Stores, Inc. 8.000%, due 07/15/27[2]		75,000	72,563
Nathan's Famous, Inc. 6.625%, due 11/01/25[2]		150,000	148,500
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG 8.750%, due 10/25/24[2]		103,452	44,753
Penske Automotive Group, Inc. 3.750%, due 08/15/20		125,000	125,313
Rite Aid Corp. 6.125%, due 04/01/23[2]		25,000	21,094
7.700%, due 02/15/27		75,000	47,625
Scotts Miracle-Gro Co./The 6.000%, due 10/15/23		225,000	232,875
Shop Direct Funding PLC 7.750%, due 11/15/22[2]	GBP	425,000	465,822
Sonic Automotive, Inc. 6.125%, due 03/15/27		275,000	274,312
Staples, Inc. 7.500%, due 04/15/26[2]		450,000	460,125
10.750%, due 04/15/27[2]		225,000	232,875
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.500%, due 06/01/24		700,000	714,000
Yum! Brands, Inc. 3.875%, due 11/01/23		275,000	279,812
			10,804,649
Software—0.1%
MSCI, Inc. 4.750%, due 08/01/26[2]		175,000	181,995
Software & services—0.1%
Ascend Learning LLC 6.875%, due 08/01/25[2]		100,000	103,625
6.875%, due 08/01/25[2]		75,000	77,719
			181,344
	Face amount[1]		Value
Corporate bonds—(continued)
Specialty retail—0.2%
L Brands, Inc. 6.750%, due 07/01/36		225,000	$197,438
7.500%, due 06/15/29		50,000	50,205
Takko Luxembourg 2 SCA MTN 5.375%, due 11/15/23[4]	EUR	300,000	286,436
			534,079
Telecom-integrated/services—0.2%
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		300,000	323,538
Intelsat Luxembourg SA 8.125%, due 06/01/23[3]		215,000	173,548
			497,086
Telecommunication services—2.2%
Altice Financing SA 7.500%, due 05/15/26[2]		200,000	209,500
Altice Finco SA 4.750%, due 01/15/28[4]	EUR	375,000	375,688
Altice Luxembourg SA 7.750%, due 05/15/22[2]		466,000	475,902
8.000%, due 05/15/27[2]	EUR	100,000	113,854
10.500%, due 05/15/27[2]		400,000	423,500
Block Communications, Inc. 6.875%, due 02/15/25[2]		250,000	261,250
CommScope Technologies LLC 6.000%, due 06/15/25[2]		750,000	682,500
CommScope, Inc. 5.500%, due 03/01/24[2]		150,000	151,875
6.000%, due 03/01/26[2]		75,000	75,821
8.250%, due 03/01/27[2,3]		225,000	221,625
Digicel Group One Ltd. 8.250%, due 12/30/22[2]		672,000	410,340
Digicel Group Two Ltd. 8.250%, due 09/30/22[2]		753,000	150,600
Digicel Ltd. 6.000%, due 04/15/21[2,3]		125,000	85,938
6.750%, due 03/01/23[4]		300,000	144,281
Embarq Corp. 7.995%, due 06/01/36		425,000	413,312
Level 3 Parent LLC 5.750%, due 12/01/22		175,000	176,313
Matterhorn Telecom Holding SA 4.875%, due 05/01/23[4]	EUR	425,000	475,729
Nokia of America Corp. 6.450%, due 03/15/29		100,000	101,000
Qualitytech LP/QTS Finance Corp. 4.750%, due 11/15/25[2]		125,000	125,625
SoftBank Group Corp. 3.125%, due 09/19/25[4]	EUR	800,000	929,739
4.000%, due 09/19/29[4]	EUR	300,000	358,199
5.000%, due 04/15/28[4]	EUR	300,000	385,236
Xplornet Communications, Inc. 9.625% Cash or 10.625% PIK, 9.625%, due 06/01/22[2,11]		149,365	152,352
			6,900,179

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications equipment—0.1%
CDW LLC/CDW Finance Corp. 5.000%, due 09/01/25		225,000	$234,000
Telephone-integrated—1.7%
Frontier Communications Corp. 8.000%, due 04/01/27[2]		150,000	156,518
8.500%, due 04/01/26[2]		50,000	48,860
10.500%, due 09/15/22		1,475,000	921,875
11.000%, due 09/15/25[3]		250,000	145,000
Level 3 Financing, Inc. 5.125%, due 05/01/23		50,000	50,251
5.375%, due 08/15/22		50,000	50,250
5.625%, due 02/01/23		250,000	253,250
Sprint Capital Corp. 6.875%, due 11/15/28		100,000	110,000
8.750%, due 03/15/32		1,295,000	1,610,656
Telecom Italia Capital SA 6.000%, due 09/30/34		225,000	228,375
7.200%, due 07/18/36		25,000	27,875
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	500,000	805,620
Virgin Media Finance PLC 5.750%, due 01/15/25[2]		200,000	207,940
6.000%, due 10/15/24[2]		400,000	415,500
Virgin Media Receivables Financing Notes I DAC 5.500%, due 09/15/24[4]	GBP	300,000	375,366
			5,407,336
Trading companies & distributors—0.3%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC 5.375%, due 05/01/23[4]	EUR	153,000	162,880
5.375%, due 05/01/23[2]	EUR	300,000	319,024
Golden Legacy Pte Ltd. 6.875%, due 03/27/24[4]		300,000	303,622
			785,526
Transportation services—0.4%
Rumo Luxembourg SARL 5.875%, due 01/18/25[4]		500,000	530,005
XPO Logistics, Inc. 6.125%, due 09/01/23[2]		150,000	154,365
6.500%, due 06/15/22[2]		419,000	425,654
			1,110,024
Wireless telecommunication services—3.8%
Avaya, Inc. 7.000%, due 04/01/19[2,6,7,8,9,13]		500,000	—
9.000%, due 04/01/19[2,6,7,8,9,13]		225,000	—
CenturyLink, Inc. 5.625%, due 04/01/20		100,000	101,312
5.800%, due 03/15/22		125,000	130,000
6.750%, due 12/01/23		200,000	215,830
Cogent Communications Group, Inc. 5.375%, due 03/01/22[2]		175,000	182,437
	Face amount[1]		Value
Corporate bonds—(continued)
Wireless telecommunication services—(continued)
eDreams ODIGEO SA 5.500%, due 09/01/23[2]	EUR	150,000	$175,034
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.250%, due 12/01/27[2]		225,000	234,281
GrubHub Holdings, Inc. 5.500%, due 07/01/27[2]		100,000	102,626
Intelsat Connect Finance SA 9.500%, due 02/15/23[2]		725,000	650,470
Intelsat Jackson Holdings SA 8.500%, due 10/15/24[2]		350,000	349,160
9.750%, due 07/15/25[2]		375,000	388,125
Match Group, Inc. 5.000%, due 12/15/27[2]		50,000	52,438
5.625%, due 02/15/29[2]		150,000	160,125
6.375%, due 06/01/24		425,000	446,462
Millicom International Cellular SA 6.250%, due 03/25/29[4]		200,000	215,850
6.250%, due 03/25/29[2]		250,000	269,812
6.625%, due 10/15/26[2]		325,000	354,250
Netflix, Inc. 3.625%, due 05/15/27	EUR	200,000	237,452
3.875%, due 11/15/29[2]	EUR	400,000	474,707
4.875%, due 04/15/28		125,000	129,141
5.375%, due 02/01/21		200,000	206,506
5.375%, due 11/15/29[2]		150,000	157,875
5.500%, due 02/15/22		75,000	79,478
5.875%, due 11/15/28		100,000	109,625
6.375%, due 05/15/29[2]		475,000	531,857
Nokia OYJ 3.375%, due 06/12/22		75,000	76,187
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, due 02/15/25[2]		100,000	98,750
Sable International Finance Ltd. 6.875%, due 08/01/22[2]		200,000	206,500
Sprint Communications, Inc. 6.000%, due 11/15/22		25,000	26,563
7.000%, due 03/01/20[2]		75,000	76,594
9.250%, due 04/15/22		225,000	261,000
Sprint Corp. 7.625%, due 03/01/26		75,000	83,815
7.875%, due 09/15/23		500,000	555,625
T-Mobile USA, Inc. 4.000%, due 04/15/22[3]		175,000	178,062
4.500%, due 02/01/26[3,8]		150,000	152,812
6.000%, due 03/01/23[8]		425,000	432,348
6.000%, due 04/15/24		50,000	52,188
6.375%, due 03/01/25		275,000	284,969
Uber Technologies, Inc. 7.500%, due 11/01/23[2]		150,000	158,250
United Group BV
3 mo. Euribor + 4.125%, 4.125%, due 05/15/25[2,12]	EUR	275,000	307,068
4.875%, due 07/01/24[4]	EUR	225,000	258,999
ViaSat, Inc. 5.625%, due 04/15/27[2]		125,000	130,622

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]		Value
Corporate bonds—(concluded)
Wireless telecommunication services—(concluded)
Wind Tre SpA 2.625%, due 01/20/23[4]	EUR	275,000	$307,824
3.125%, due 01/20/25[4]	EUR	225,000	251,317
Windstream Services LLC/Windstream Finance Corp. 6.375%, due 08/01/23[2,6]		54,000	14,040
7.750%, due 10/15/20[6]		275,000	71,500
8.625%, due 10/31/25[2,6]		127,000	129,222
10.500%, due 06/30/24[2,6]		100,000	70,000
WTT Investment Ltd. 5.500%, due 11/21/22[4]		700,000	718,513
Yell Bondco PLC 8.500%, due 05/02/23[2]	GBP	250,000	251,412
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[2]		450,000	456,750
6.000%, due 04/01/23		175,000	180,250
6.375%, due 05/15/25		25,000	25,629
			11,771,662
Total corporate bonds (cost—$291,611,845)			283,727,448
Non-US government obligations—1.7%
Development Bank of Mangolia LLC 7.250%, due 10/23/23		200,000	209,200
Ecuador Government International Bond 9.625%, due 06/02/27[4]		200,000	213,750
10.500%, due 03/24/20[4]		200,000	206,502
10.750%, due 03/28/22[4]		250,000	276,250
10.750%, due 01/31/29[2]		200,000	222,500
Egypt Government International Bond 6.125%, due 01/31/22[4]		350,000	365,575
El Salvador Government International Bond 8.250%, due 04/10/32[4]		185,000	209,977
Export Credit Bank of Turkey 5.375%, due 10/24/23[4]		750,000	713,906
5.375%, due 10/24/23[4]		200,000	190,375
5.375%, due 10/24/23[2]		200,000	190,375
Qatar Government International Bond 4.000%, due 03/14/29[4]		300,000	326,803
4.000%, due 03/14/29[2]		200,000	217,868
Russian Foreign Bond 4.875%, due 09/16/23[4]		1,600,000	1,718,400
Total non-US government obligations (cost—$4,980,546)			5,061,481
Loan assignments—3.5%
Auto manufacturers—0.2%
Navistar International Corp., 2017 1st Lien Term Loan B, 1 mo. USD LIBOR + 3.500%, 5.830%, due 11/06/24[12]		270,319	270,827
Panther BF Aggregator 2 LP, USD Term Loan B, 1 mo. USD LIBOR + 3.500%, 5.734%, due 04/30/26[12]		325,000	324,798
			595,625
	Face amount[1]	Value
Loan assignments—(continued)
Building materials—0.1%
American Builders & Contractors Supply Co., Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 2.000%, 4.234%, due 10/31/23[12]	99,491	$98,869
Foundation Building Materials Holding Co. LLC, 2018 Term Loan B, 1 mo. USD LIBOR + 3.000%, 5.234%, due 08/13/25[12]	174,125	174,343
		273,212
Chemicals—0.1%
Consolidated Energy Finance SA, Term Loan B,
1 mo. USD LIBOR + 2.500%, 4.825%, due 05/07/25[12]	222,750	216,624
Coal—0.0%†
Cloud Peak Energy, Inc., DIP Term Loan,
1 mo. USD LIBOR + 9.000%, 11.314%, due 05/10/26[7,9,12,13]	84,108	84,108
Commercial services—0.1%
National Intergovernmental Purchasing Alliance Co., 1st Lien Term Loan, 3 mo. USD LIBOR + 3.750%, 6.080%, due 05/23/25[12]	99,000	97,887
Parexel International Corp., Term Loan B, 1 mo. USD LIBOR + 2.750%, 4.984%, due 09/27/24[12]	132,847	128,115
USS Ultimate Holdings, Inc., 1st Lien Term Loan, 3 mo. USD LIBOR + 3.750%, 6.080%, due 08/25/24[12]	172,123	171,693
		397,695
Computer software & services—0.2%
Everi Payments, Inc., Term Loan B, 1 mo. USD LIBOR + 3.000%, 5.234%, due 05/09/24[12]	264,057	264,102
SS&C Technologies Holdings Europe SARL, 2018 Term Loan B4, 1 mo. USD LIBOR + 2.250%, 4.484%, due 04/16/25[12]	29,630	29,611
SS&C Technologies, Inc., 2018 Term Loan B3, 1 mo. USD LIBOR + 2.250%, 4.484%, due 04/16/25[12]	43,519	43,493
Tempo Acquisition LLC, Term Loan, 1 mo. USD LIBOR + 3.000%, 5.234%, due 05/01/24[12]	196,000	196,245
		533,451

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Loan assignments—(continued)
Containers & packaging—0.1%
Flex Acquisition Co., Inc., 1st Lien Term Loan,
3 mo. USD LIBOR + 3.000%, 5.319%, due 12/29/23[12]	315,425	$301,180
Distribution/wholesale—0.1%
HD Supply, Inc., Term Loan B5,
1 mo. USD LIBOR + 1.750%, 3.984%, due 10/17/23[12]	174,248	174,553
Electric-generation—0.0%†
Vistra Energy Corp., 1st Lien Term Loan B3,
3 mo. USD LIBOR + 2.000%, 4.330%, due 12/31/25[12]	116,579	116,746
Engineering & construction—0.1%
MRO Holdings, Inc., 2019 Term Loan B,
3 mo. USD LIBOR + 5.000%, 7.479%, due 06/04/26[12]	150,000	149,625
Entertainment—0.2%
Caesars Entertainment Operating Co., Exit Term Loan, 1 mo. USD LIBOR + 2.000%, 4.234%, due 10/06/24[12]	270,875	270,130
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, 3 mo. USD LIBOR + 3.000%, 5.330%, due 03/13/25[12]	198,000	195,897
Lions Gate Capital Holdings LLC, 2018 Term Loan B, 1 mo. USD LIBOR + 2.250%, 4.484%, due 03/24/25[12]	110,438	110,162
		576,189
Financial services—0.1%
Air Methods Corp., 2017 Term Loan B, 3 mo. USD LIBOR + 3.500%, 5.830%, due 04/21/24[12]	196,000	164,640
Camelot UK Holdco Ltd., 2017 Repriced Term Loan, 1 mo. USD LIBOR + 3.250%, 5.484%, due 10/03/23[12]	71,287	71,600
UFC Holdings LLC, 2019 Term Loan, 1 mo. USD LIBOR + 3.250%, 5.490%, due 04/29/26[12]	49,872	49,949
		286,189
Food products—0.0%†
Aramark Services, Inc., 2018 Term Loan B3,
3 mo. USD LIBOR + 1.750%, 4.080%, due 03/11/25[12]	69,950	69,920
	Face amount[1]	Value
Loan assignments—(continued)
Gaming—0.1%
Boyd Gaming Corporation, Term Loan B3, 1 week USD LIBOR + 2.250%, 4.624%, due 09/15/23[12]	280,081	$279,871
Marriott Ownership Resorts, Inc., 2018 Term Loan B, 1 mo. USD LIBOR + 2.250%, 4.484%, due 08/29/25[12]	149,250	149,561
		429,432
Health care providers & services—0.0%†
MPH Acquisition Holdings LLC, 2016 Term Loan B,
3 mo. USD LIBOR + 2.750%, 5.080%, due 06/07/23[12]	69,606	67,518
Healthcare-services—0.1%
Davis Vision, Inc., 1st Lien Term Loan B, 1 mo. USD LIBOR + 3.000%, 5.234%, due 12/02/24[12]	147,750	145,534
Surgery Center Holdings, Inc., 2017 Term Loan B, 1 mo. USD LIBOR + 3.250%, 5.490%, due 09/02/24[12]	147,623	142,456
		287,990
Hotels, restaurants & leisure—0.2%
LTF Merger Sub, Inc., 2017 Term Loan B,
3 mo. USD LIBOR + 2.750%, 5.272%, due 06/10/22[12]	680,084	679,329
Insurance—0.2%
Asurion LLC, 2017 Term Loan B4, 1 mo. USD LIBOR + 3.000%, 5.234%, due 08/04/22[12]	496,918	497,718
Genworth Financial, Inc., Term Loan, 1 mo. USD LIBOR + 4.500%, 6.761%, due 03/07/23[12]	123,438	124,209
Hub International Ltd., 2018 Term Loan B, 3 mo. USD LIBOR + 3.000%, 5.267%, due 04/25/25[12]	74,250	73,430
		695,357
Lodging—0.3%
Golden Nugget, Inc., 2017 Incremental Term Loan B, 1 mo. USD LIBOR + 2.750%, 5.064%, due 10/04/23[12]	142,979	143,132
Hilton Worldwide Finance LLC, 2019 Term Loan B2, 1 mo. USD LIBOR + 1.750%, 4.016%, due 06/22/26[12]	625,000	626,631

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Loan assignments—(continued)
Lodging—(concluded)
RHP Hotel Properties LP, 2017 Term Loan B, 3 mo. USD LIBOR + 2.000%, 4.330%, due 05/11/24[12]	170,322	$170,322
		940,085
Media—0.4%
Altice France SA, 2018 Term Loan B13, 1 mo. USD LIBOR + 4.000%, 6.325%, due 08/14/26[12]	521,063	518,134
Diamond Sports Group LLC/Diamond Sports Finance Co., Term Loan,
0.000%, due 07/17/26[15]	100,000	100,165
iHeartCommunications, Inc.,
Exit Term Loan, 0.000%, due 05/01/26[15]	22,601	22,753
NASCAR Holdings, Inc,
Term Loan B, 0.000%, due 07/26/26[15]	150,000	150,657
Nexstar Broadcasting, Inc.,
2019 Term Loan B4, 0.000%, due 06/19/26[15]	225,000	224,953
Sinclair Television Group, Inc.,
2019 Term Loan B, 0.000%, due 07/17/26[15]	75,000	75,094
2019 Term Loan B, 0.000%, due 07/17/26[15]	50,000	50,062
		1,141,818
Media-publishing—0.0%†
Cengage Learning, Inc.,
2016 Term Loan B, 0.000%, due 06/07/23[15]	125,000	120,292
Metals & mining—0.1%
Aleris International, Inc., 2018 Term Loan, 1 mo. USD LIBOR + 4.750%, 6.984%, due 02/27/23[12]	173,250	173,510
Big River Steel LLC, Term Loan B, 3 mo. USD LIBOR + 5.000%, 7.330%, due 08/23/23[12]	73,503	73,686
Neenah Foundry Co., 2017 Term Loan, 2 mo. USD LIBOR + 6.500%, 8.845%, due 12/13/22[12]	129,790	127,194
		374,390
Oil & gas—0.4%
California Resources Corp., 2017 1st Lien Term Loan, 1 mo. USD LIBOR + 4.750%, 6.991%, due 12/31/22[12]	675,000	642,263
	Face amount[1]	Value
Loan assignments—(continued)
Oil & gas—(concluded)
Second Out Term Loan, 1 mo. USD LIBOR + 10.375%, 12.616%, due 12/31/21[12]	75,000	$75,113
Keane Group Holdings LLC, 2018 1st Lien Term Loan, 1 mo. USD LIBOR + 3.750%, 6.000%, due 05/25/25[12]	74,250	73,198
Parker Drilling Co., 2nd Lien PIK Term Loan, 6 mo. USD LIBOR + 11.000%, 11.000%, due 03/26/24[12]	31,023	31,023
Prairie ECI Acquiror LP, Term Loan B, 3 mo. USD LIBOR + 4.750%, 7.080%, due 03/11/26[12]	99,750	99,974
TEX Operations Co. LLC, Exit Term Loan B, 1 mo. USD LIBOR + 2.000%, 4.234%, due 08/04/23[12]	136,030	136,162
		1,057,733
Oil Services—0.1%
Citgo Holding, Inc.,
2019 Term Loan B, 0.000%, due 07/24/23[15]	175,000	177,187
Retail—0.0%†
IAA, Inc., Term Loan B,
3 mo. USD LIBOR + 2.250%, 4.625%, due 06/28/26[12]	50,000	50,188
Retail-restaurant—0.1%
1011778 B.C. Unlimited Liability Co., Term Loan B3,
1 mo. USD LIBOR + 2.250%, 4.484%, due 02/16/24[12]	146,931	146,894
Software—0.0%†
Dun & Bradstreet Corp./The, Term Loan,
1 mo. USD LIBOR + 5.000%, 7.241%, due 02/06/26[12]	100,000	100,594
Telephone-integrated—0.1%
IQVIA, Inc., 2018 USD Term Loan B3,
2 mo. USD LIBOR + 1.750%, 4.008%, due 06/11/25[12]	248,744	248,522
Level 3 Financing Inc., 2017 Term Loan B,
1 mo. USD LIBOR + 2.250%, 4.484%, due 02/22/24[12]	125,000	125,053
		373,575

PACE High Yield Investments

Portfolio of investments—July 31, 2019

	Face amount[1]	Value
Loan assignments—(concluded)
Wireless telecommunication services—0.1%
Radiate Holdco LLC, 1st Lien Term Loan,
1 mo. USD LIBOR + 3.000%, 5.234%, due 02/01/24[12]	293,250	$289,828
Windstream Holdings, Inc., DIP Term Loan,
1 mo. USD LIBOR + 2.500%, 4.740%, due 02/26/21[12]	100,000	100,500
		390,328
Total loan assignments (cost—$10,872,621)		10,807,827
	Number of shares
Common stocks—0.2%
Chemicals—0.1%
Hexion Holdings Corp., Class B*	17,052	191,835
Electric utilities—0.0%†
GenOn Energy, Inc.*,7	208	38,064
Jones Energy II, Inc.*,7,13	4,014	32,112
		70,176
Energy equipment & services—0.0%†
Parker Drilling Co.*,3	1,452	24,974
Metals & mining—0.0%†
Aleris International[7,8]	795	15,900
Elah Holdings, Inc.*	5	309
		16,209
Oil, gas & consumable fuels—0.1%
Bonanza Creek Energy, Inc.*,3	11,609	253,076
Chaparral Energy, Inc., Class A*,3	3,605	12,798
Denbury Resources, Inc.*,3	24,963	28,208
		294,082
Software—0.0%†
Avaya Holdings Corp.*	11,170	134,487
Specialty retail—0.0%†
Rue21, Inc.[7]	16	432
Total common stocks (cost—$1,631,222)		732,195
Preferred stock—0.0%†
Media—0.0%†
MYT Holding Co.*,2 (cost—$19,578)	21,052	19,894
	Number of warrants		Value
Warrants—0.0%†
Automobiles—0.0%†
Jones Energy II, Inc. expires 05/17/24*,7,13		912	$91
Oil & gas—0.0%†
SandRidge Energy, Inc. strike price $41.34, expires 10/04/22*		2,784	293
SandRidge Energy, Inc. strike price $42.03, expires 10/04/22*		1,172	328
			621
Oil, gas & consumable fuels—0.0%†
Midstates Petroleum Co., Inc. strike price $24.00, expires 04/21/20*		2,872	0
Paper & forest products—0.0%†
Appvion Holding Corp. expires 06/13/23*,7,8	USD	1,268	396
Total warrants (cost—$2,107)			1,108
	Number of shares
Short-term investment—1.9%
Investment company—1.9%
State Street Institutional U.S. Government Money Market Fund (cost—$5,776,216)		5,776,216	5,776,216
Investment of cash collateral from securities loaned—3.1%
Money market fund—3.1%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$9,644,767)		9,644,767	9,644,767
Total investments (cost—$324,538,902)—102.4%			315,770,936
Liabilities in excess of other assets—(2.4)%			(7,382,486)
Net assets—100.0%			$308,388,450

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

PACE High Yield Investments

Portfolio of investments—July 31, 2019

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	USD	179,637	EUR	157,644	08/01/19	$(5,124)
SSC	USD	3,411,939	EUR	3,000,000	08/01/19	(90,938)
SSC	USD	204,000	EUR	180,218	08/01/19	(4,499)
SSC	USD	177,000	EUR	157,239	08/01/19	(2,936)
SSC	USD	2,805,913	EUR	2,500,000	08/01/19	(38,411)
SSC	USD	110,000	EUR	97,984	08/01/19	(1,532)
SSC	USD	132,000	EUR	117,993	08/01/19	(1,382)
SSC	EUR	308,348	GBP	275,000	08/01/19	(6,914)
SSC	USD	620,698	GBP	500,000	08/01/19	(12,648)
SSC	EUR	50,721,550	USD	57,781,888	08/01/19	1,633,110
SSC	EUR	45,213,986	USD	50,442,486	09/04/19	258,927
SSC	EUR	226,899	USD	253,575	09/04/19	1,738
SSC	GBP	6,351,225	USD	8,068,596	08/01/19	344,873
SSC	GBP	5,601,693	USD	6,881,445	09/04/19	58,243
SSC	GBP	26,500	USD	32,304	09/04/19	25
Net unrealized appreciation						$2,132,532

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$283,715,448	$12,000	$283,727,448
Non-US government obligations	—	5,061,481	—	5,061,481
Loan assignments	—	10,723,719	84,108	10,807,827
Common stocks	645,687	—	86,508	732,195
Preferred stock	19,894	—	—	19,894
Warrants	621	—	487	1,108
Short-term investment	—	5,776,216	—	5,776,216
Investment of cash collateral from securities loaned	—	9,644,767	—	9,644,767
Forward foreign currency contracts	—	2,296,916	—	2,296,916
Total	$666,202	$317,218,547	$183,103	$318,067,852
Liabilities
Forward foreign currency contracts	$—	$(164,384)	$—	$(164,384)

At July 31, 2019, there were no transfers between Level 1 and Level 2.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

PACE High Yield Investments

Portfolio of investments—July 31, 2019

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  In US dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $123,362,748, represented 41.5% of the Fund's net assets at period end.

3  Security, or portion thereof, was on loan at the period end.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Perpetual investment. Date shown reflects the next call date.

6  Bond interest in default.

7  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

8  These securities are considered illiquid and restricted. At period end, the value of these securities was $843,663, representing 0.3% of the Portfolio's net assets. The table below provides further information:

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 07/31/19	Value as a percentage of net assets
Aleris International	7/30/10	$13,981	0.0%	$15,900	0.0%
Appvion, Inc., 9.000%, due 06/01/20	3/9/16-10/17/16	504,542	0.2	6,500	0.0
Appvion Holding Corp.	8/23/18	—	—	951	0.0
Avaya, Inc., 7.000%, due 04/01/19	12/15/17	—	—	—	—
Avaya, Inc., 9.000%, due 04/01/19	12/15/17	—	—	—	—
Chaparral Energy, Inc.	6/7/16	278,414	0.1	12,798	0.0
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, due 10/01/20	11/10/16	—	—	—	—
GenOn Energy, Inc.	5/9/19	21,507	0.0	38,792	0.0
Sandridge Energy, Inc., 7.500%, due 03/15/21	10/04/16	—	—	—	—
T-Mobile USA, Inc., 4.000%, due 04/15/22	3/13/17	175,000	0.1	178,062	0.1
T-Mobile USA, Inc., 4.500%, due 02/01/26	01/22/18-08/14/18	148,437	0.0	152,812	0.1
T-Mobile USA, Inc., 6.000%, due 03/01/23	10/19/17-12/12/18	335,980	0.1	432,348	0.1
Washington Mutual, Inc., 0.000%, due 09/21/17	9/21/17	—	—	5,500	0.0

9  Illiquid investment at period end. Illiquid assets, in the amount of $2,196,740, represented 0.6% of the Fund's net assets at period end.

10  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

11  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

12  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

13  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

14  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

15  Position is unsettled. Contract rate was not determined at July 31, 2019 and does not take effect until settlement.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned 1.28% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") returned 5.20%, and the Lipper Multi-Cap Value Funds category posted a median return of 0.21%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 162. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisors' comments2

The portfolio underperformed its benchmark during the reporting period. Stock selection was the primary detractor, particularly within the Health Care and Information Technology sectors, which offset positive stock selection within the Industrials sector. The managers generally found more attractive valuation opportunities within more cyclical sectors which resulted in sector allocation also being a headwind. The modest overweight to energy, the worst performing sector, and underweight to Utilities, one of the best performing sectors detracted from relative performance and offset positive contribution from the overweight to Communication Services.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Boston Partners Global Investors, Inc. ("Boston Partners");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver;

Boston Partners: Martin P. MacDonnell, CFA, Mark Donovan, CFA, David J. Pyle, David J. Cohen and Stephanie McGirr;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the subadvisors include:

• A "deep value" strategy which follows a disciplined investment process.

(continued on next page)

PACE Large Co Value Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor invests in companies with attractive valuations, business fundamentals and business momentum implemented using a blend of quantitative and fundamental analysis.

• A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, quantitative factor based approach to investing.

• A "dividend all cap value" strategy in which the subadvisor invests in a diversified, all-capitalization portfolio of income-producing equity securities.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.06%	6.82%	11.03%
Class Y2	1.35	7.10	11.31
Class P3	1.28	7.08	11.29
After deducting maximum sales charge
Class A1	(4.49)	5.62	10.40
Russell 1000 Value Index[4]	5.20	8.01	12.40
Lipper Multi-Cap Value Funds median	0.21	6.70	11.19

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.83%	6.41%	11.77%
Class Y2	4.12	6.68	12.06
Class P3	4.02	6.65	12.04
After deducting maximum sales charge
Class A1	(1.87)	5.22	11.14

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.46% and 1.46%; Class Y—1.21% and 1.21%; and Class P—1.23% and 1.23%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.14%; Class Y—0.89%; and Class P—0.89%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Value Equity Investments

PACE Large Co Value Equity Investments

Portfolio statistics—July 31, 2019 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Comcast Corp., Class A	2.4%
Bank of America Corp.	2.3
JPMorgan Chase & Co.	2.0
Wells Fargo & Co.	2.0
Citigroup, Inc.	1.9
Berkshire Hathaway, Inc., Class B	1.8
Verizon Communications, Inc.	1.6
Cisco Systems, Inc.	1.6
Chevron Corp.	1.4
American International Group, Inc.	1.4
Total	18.4%
Top ten holdings (short holdings)[1]	Percentage of net assets
Jacobs Engineering Group, Inc.	(0.3)%
Liberty Broadband Corp., Class C	(0.2)
RPM International, Inc.	(0.2)
Carnival Corp.	(0.2)
Cincinnati Financial Corp.	(0.2)
First Republic Bank	(0.2)
GCI Liberty, Inc., Class A	(0.2)
Leggett & Platt, Inc.	(0.2)
RLI Corp.	(0.2)
MarketAxess Holdings, Inc.	(0.2)
Total	(2.1)%
Top five Issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	108.1%
United Kingdom	1.9
Canada	1.5
Netherlands	1.3
China	0.2
Total	113.0%
Sectors (long holdings)[1]	Percentage of net assets
Financials	32.2%
Consumer Discretionary	16.5
Industrials	13.1
Energy	12.9
Health Care	10.0
Information Technology	9.8
Consumer Staples	7.6
Materials	4.1
Utilities	3.1
Telecommunication Services	2.7
Total	112.0%
Top five Issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(12.5)%
Canada	(0.3)
Sweden	(0.1)
Argentina	(0.1)
Netherlands	(0.1)
Total	(13.1)%
Sectors (short holdings)[1]	Percentage of net assets
Financials	(2.5)%
Consumer Discretionary	(2.4)
Information Technology	(1.8)
Industrials	(1.8)
Materials	(1.3)
Health Care	(0.9)
Energy	(0.9)
Consumer Staples	(0.8)
Telecommunication Services	(0.5)
Utilities	(0.2)
Total	(13.1)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—112.0%
Aerospace & defense—1.4%
Boeing Co./The	6,965	$2,376,319
Curtiss-Wright Corp.	16,030	2,034,367
Hexcel Corp.	27,260	2,228,778
United Technologies Corp.[1]	72,054	9,626,414
		16,265,878
Air freight & logistics—1.3%
C.H. Robinson Worldwide, Inc.[2]	18,752	1,570,105
United Parcel Service, Inc., Class B	114,382	13,665,217
		15,235,322
Airlines—1.0%
American Airlines Group, Inc.[2]	14,490	442,090
Copa Holdings SA, Class A	10,410	1,052,451
Delta Air Lines, Inc.	82,611	5,042,576
Southwest Airlines Co.	71,119	3,664,762
United Airlines Holdings, Inc.*	10,720	985,275
		11,187,154
Auto components—0.9%
Aptiv PLC	5,110	447,891
BorgWarner, Inc.	9,950	376,110
Gentex Corp.	40,354	1,106,507
Lear Corp.	65,250	8,272,395
		10,202,903
Automobiles—0.6%
Ford Motor Co.	657,346	6,264,507
Banks—13.2%
Bank of America Corp.[1]	850,046	26,079,411
BankUnited, Inc.	37,020	1,273,858
BB&T Corp.	297,975	15,354,652
Citigroup, Inc.[1]	296,604	21,106,340
Citizens Financial Group, Inc.	19,649	732,122
Fifth Third Bancorp	41,744	1,239,379
First Hawaiian, Inc.	45,950	1,229,622
First Horizon National Corp.	102,970	1,688,708
FNB Corp.	95,630	1,152,341
JPMorgan Chase & Co.[1]	194,315	22,540,540
PNC Financial Services Group, Inc./The	64,953	9,281,784
Popular, Inc.	31,830	1,832,135
Sterling Bancorp[1]	55,722	1,217,526
SunTrust Banks, Inc.	33,538	2,233,631
Synovus Financial Corp.	55,610	2,122,634
Umpqua Holdings Corp.	76,430	1,334,468
US Bancorp	229,285	13,103,638
Webster Financial Corp.	31,670	1,615,170
Wells Fargo & Co.[1]	463,092	22,418,284
Western Alliance Bancorp*	28,970	1,432,277
Wintrust Financial Corp.	12,710	909,273
		149,897,793
Beverages—1.0%
Coca-Cola Co./The	36,130	1,901,522
Coca-Cola European Partners PLC	30,695	1,696,819
PepsiCo, Inc.	61,064	7,804,590
		11,402,931
	Number of shares	Value
Common stocks—(continued)
Biotechnology—1.3%
Amgen, Inc.	69,574	$12,981,117
Biogen, Inc.*	9,596	2,282,121
		15,263,238
Building products—0.4%
Johnson Controls International PLC	43,120	1,830,013
Owens Corning	47,066	2,729,828
		4,559,841
Capital markets—2.8%
Bank of New York Mellon Corp./The	11,800	553,656
BlackRock, Inc.	3,390	1,585,435
Cboe Global Markets, Inc.	3,860	421,937
Charles Schwab Corp./The	27,805	1,201,732
Evercore, Inc., Class A	8,770	757,465
Goldman Sachs Group, Inc./The[1]	27,376	6,026,279
Intercontinental Exchange, Inc.	25,150	2,209,679
KKR & Co., Inc., Class A2	140,750	3,765,062
Lazard Ltd., Class A	155,163	6,006,360
Legg Mason, Inc.	29,420	1,107,957
Morgan Stanley	175,082	7,801,654
		31,437,216
Chemicals—2.9%
Air Products & Chemicals, Inc.	5,910	1,349,076
Axalta Coating Systems Ltd.*	32,380	959,419
Dow, Inc.*	44,560	2,158,486
DuPont de Nemours, Inc.	69,373	5,005,956
FMC Corp.	22,116	1,911,265
Linde PLC[1]	22,428	4,290,028
LyondellBasell Industries N.V., Class A	87,458	7,319,360
Mosaic Co./The	83,624	2,106,488
Olin Corp.	14,843	297,899
RPM International, Inc.	102,596	6,959,087
Valvoline, Inc.	44,650	901,483
		33,258,547
Commercial services & supplies—0.6%
KAR Auction Services, Inc.	133,468	3,568,934
Republic Services, Inc.	14,540	1,288,971
Waste Management, Inc.[1]	20,680	2,419,560
		7,277,465
Communications equipment—1.7%
Ciena Corp.*	14,250	644,385
Cisco Systems, Inc.[1]	324,398	17,971,649
Motorola Solutions, Inc.	4,560	756,778
		19,372,812
Construction & engineering—0.1%
Quanta Services, Inc.	36,010	1,347,494
Construction materials—0.2%
CRH PLC, ADR[2]	63,497	2,118,260
Consumer finance—1.6%
Ally Financial, Inc.	12,250	403,148
Capital One Financial Corp.	121,508	11,229,769
Discover Financial Services	30,503	2,737,339

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Consumer finance—(concluded)
OneMain Holdings, Inc.	18,940	$785,063
Synchrony Financial	70,649	2,534,886
		17,690,205
Containers & packaging—0.4%
Amcor PLC*	112,810	1,195,786
AptarGroup, Inc.	8,531	1,032,422
Sonoco Products Co.[2]	34,177	2,051,645
		4,279,853
Diversified consumer services—0.1%
H&R Block, Inc.	44,270	1,225,836
Diversified financial services—2.9%
AXA Equitable Holdings, Inc.	285,283	6,413,162
Berkshire Hathaway, Inc., Class B*,1	100,576	20,661,328
Jefferies Financial Group, Inc.	38,071	812,054
Voya Financial, Inc.	91,954	5,165,056
		33,051,600
Diversified telecommunication services—2.0%
AT&T, Inc.[1]	94,227	3,208,430
CenturyLink, Inc.	101,303	1,224,753
Verizon Communications, Inc.[1]	329,830	18,229,704
		22,662,887
Electric utilities—1.3%
American Electric Power Co., Inc.	10,297	904,180
Duke Energy Corp.	6,810	590,563
Edison International	128,545	9,581,744
IDACORP, Inc.	13,390	1,366,584
NextEra Energy, Inc.	7,210	1,493,696
Southern Co./The	10,771	605,330
Xcel Energy, Inc.	9,625	573,746
		15,115,843
Electrical equipment—1.2%
AMETEK, Inc.	22,460	2,012,641
Eaton Corp. PLC	68,196	5,605,029
Emerson Electric Co.	73,429	4,764,074
GrafTech International Ltd.	20,330	232,778
nVent Electric PLC	52,270	1,295,773
		13,910,295
Electronic equipment, instruments & components—1.4%
Arrow Electronics, Inc.*	9,739	707,149
Corning, Inc.	368,227	11,322,980
Dolby Laboratories, Inc., Class A	15,770	1,073,937
FLIR Systems, Inc.	21,607	1,073,003
Jabil, Inc.	41,258	1,274,047
SYNNEX Corp.	7,070	696,678
		16,147,794
Energy equipment & services—2.1%
Apergy Corp.*	26,212	852,676
Baker Hughes a GE Co.[2]	162,726	4,131,613
Halliburton Co.	200,058	4,601,334
National Oilwell Varco, Inc.	232,139	5,529,551
	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—(concluded)
Schlumberger Ltd.	137,082	$5,479,168
TechnipFMC PLC	125,688	3,461,448
		24,055,790
Entertainment—1.0%
Cinemark Holdings, Inc.[2]	227,649	9,087,748
Take-Two Interactive Software, Inc.*	5,330	653,032
Viacom, Inc., Class B	15,590	473,156
Walt Disney Co./The	4,900	700,749
Zynga, Inc., Class A*	75,540	481,945
		11,396,630
Equity real estate investment trusts—3.8%
Apple Hospitality REIT, Inc.	75,530	1,186,576
Brandywine Realty Trust	67,500	995,625
CubeSmart	24,670	837,547
Duke Realty Corp.	55,400	1,846,482
Equity Residential	46,100	3,636,829
Essex Property Trust, Inc.	7,133	2,155,735
Federal Realty Investment Trust	6,030	796,020
Highwoods Properties, Inc.	35,230	1,596,976
Iron Mountain, Inc.[2]	306,574	9,016,341
Piedmont Office Realty Trust, Inc., Class A	52,147	1,085,179
Prologis, Inc.	6,380	514,292
Ryman Hospitality Properties, Inc.	63,484	4,761,300
Sabra Health Care REIT, Inc.	207,300	4,278,672
Simon Property Group, Inc.	6,760	1,096,472
Ventas, Inc.	117,874	7,931,742
Vornado Realty Trust	13,000	836,160
		42,571,948
Food & staples retailing—0.9%
Walgreens Boots Alliance, Inc.	27,599	1,503,870
Walmart, Inc.[1]	74,503	8,223,641
		9,727,511
Food products—1.4%
Flowers Foods, Inc.	62,400	1,478,880
Kraft Heinz Co./The	15,990	511,840
Lamb Weston Holdings, Inc.	15,870	1,065,194
Mondelez International, Inc., Class A	135,300	7,237,197
Nomad Foods Ltd.*	77,261	1,720,602
Pilgrim's Pride Corp.*	11,410	308,755
Tyson Foods, Inc., Class A	37,094	2,948,973
		15,271,441
Health care equipment & supplies—1.7%
Abbott Laboratories[1]	35,644	3,104,593
Baxter International, Inc.	21,470	1,802,836
Danaher Corp.[1]	18,680	2,624,540
DENTSPLY SIRONA, Inc.	14,600	794,970
Medtronic PLC[1]	79,678	8,122,375
Zimmer Holdings, Inc.	17,623	2,381,396
		18,830,710
Health care providers & services—3.9%
Anthem, Inc.	22,253	6,555,956
Cigna Corp.[1]	38,851	6,601,562

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
CVS Health Corp.[1]	110,648	$6,181,904
HCA Healthcare, Inc.	8,620	1,150,856
Humana, Inc.	5,506	1,633,905
Laboratory Corp. of America Holdings*	3,040	509,261
McKesson Corp.	92,261	12,819,666
Quest Diagnostics, Inc.	39,071	3,988,368
UnitedHealth Group, Inc.	18,009	4,484,421
		43,925,899
Health care technology—0.1%
Change Healthcare, Inc.*	85,233	1,187,296
Hotels, restaurants & leisure—2.9%
Cedar Fair LP	34,324	1,732,332
Extended Stay America, Inc.	386,855	6,468,216
Hyatt Hotels Corp., Class A	10,350	800,572
International Game Technology PLC	1,390	18,556
Las Vegas Sands Corp.	80,937	4,891,832
McDonald's Corp.[1]	16,090	3,390,485
Norwegian Cruise Line Holdings Ltd.*,2	8,120	401,453
Royal Caribbean Cruises Ltd.	4,420	514,223
Six Flags Entertainment Corp.	102,782	5,429,973
Wyndham Destinations, Inc.	57,086	2,686,467
Wyndham Hotels & Resorts, Inc.	32,614	1,844,322
Yum China Holdings, Inc.	48,010	2,184,455
Yum! Brands, Inc.	18,940	2,131,129
		32,494,015
Household durables—1.3%
Garmin Ltd.	15,670	1,231,505
Lennar Corp., Class A	4,064	193,325
Mohawk Industries, Inc.*	44,470	5,544,964
Newell Brands, Inc.[2]	313,253	4,445,060
PulteGroup, Inc.	37,510	1,181,940
Toll Brothers, Inc.	57,519	2,068,959
		14,665,753
Household products—2.7%
Colgate-Palmolive Co.	29,400	2,109,156
Kimberly-Clark Corp.	84,849	11,509,767
Procter & Gamble Co./The[1]	123,696	14,601,076
Spectrum Brands Holdings, Inc.	58,021	2,907,432
		31,127,431
Independent power and renewable electricity producers—0.8%
AES Corp.	309,165	5,190,880
NRG Energy, Inc.[1]	88,450	3,019,683
Vistra Energy Corp.	56,917	1,221,439
		9,432,002
Industrial conglomerates—1.5%
General Electric Co.	970,013	10,136,636
Honeywell International, Inc.[1]	23,230	4,006,246
Roper Technologies, Inc.[1]	8,330	3,029,204
		17,172,086
	Number of shares	Value
Common stocks—(continued)
Insurance—7.7%
Allstate Corp./The	44,503	$4,779,622
American Financial Group, Inc.	4,574	468,286
American International Group, Inc.	283,968	15,899,368
Aon PLC	12,212	2,311,121
Arthur J. Gallagher & Co.	21,510	1,945,149
Assured Guaranty Ltd.	26,215	1,145,333
Axis Capital Holdings Ltd.	196,680	12,522,616
Brighthouse Financial, Inc.*	14,890	583,241
Brown & Brown, Inc.	49,690	1,785,362
Chubb Ltd.	46,764	7,147,410
Cincinnati Financial Corp.[2]	19,690	2,113,328
CNA Financial Corp.	88,150	4,221,504
Everest Re Group Ltd.	9,597	2,367,004
Fidelity National Financial, Inc.	240,438	10,309,982
First American Financial Corp.	36,260	2,096,553
Hanover Insurance Group, Inc./The	9,952	1,290,874
Hartford Financial Services Group, Inc./The	9,570	551,519
Kemper Corp.	16,681	1,468,262
Markel Corp.*	1,170	1,303,298
Mercury General Corp.	10,496	595,228
MetLife, Inc.	158,517	7,833,910
Primerica, Inc.	3,890	477,264
Progressive Corp./The	9,600	777,408
Travelers Cos., Inc./The	22,429	3,288,540
		87,282,182
Interactive media & services—0.7%
Alphabet, Inc., Class A*	6,147	7,488,275
Internet & direct marketing retail—0.6%
Booking Holdings, Inc.*	2,358	4,448,626
eBay, Inc.	44,557	1,835,303
		6,283,929
IT services—1.7%
Akamai Technologies, Inc.*	14,130	1,245,277
CACI International, Inc., Class A*	4,530	974,630
Cognizant Technology Solutions Corp., Class A	98,299	6,403,197
CSG Systems International, Inc.	69,410	3,556,568
DXC Technology Co.[1]	25,246	1,407,969
Fidelity National Information Services, Inc.	17,250	2,298,563
International Business Machines Corp.	8,300	1,230,392
Science Applications International Corp.	26,846	2,291,843
		19,408,439
Life sciences tools & services—0.6%
Agilent Technologies, Inc.	8,240	571,938
Bio-Rad Laboratories, Inc., Class A*	1,980	623,502
Bruker Corp.	19,420	929,247
Charles River Laboratories International, Inc.*	3,540	476,272
IQVIA Holdings, Inc.*	3,570	568,237
Thermo Fisher Scientific, Inc.[1]	11,234	3,119,457
		6,288,653
Machinery—2.5%
Crane Co.	17,330	1,450,521
Dover Corp.	32,359	3,133,969
Fortive Corp.	7,150	543,758

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Illinois Tool Works, Inc.	46,568	$7,182,183
ITT, Inc.	17,350	1,082,987
Oshkosh Corp.	8,450	706,167
Stanley Black & Decker, Inc.	49,750	7,342,602
Timken Co./The	22,140	1,012,019
Wabtec Corp.[2]	74,568	5,792,442
Woodward, Inc.	3,930	440,317
		28,686,965
Media—6.1%
Altice USA, Inc., Class A*	84,059	2,169,563
CBS Corp., Class B	10,950	564,035
Comcast Corp., Class A1	633,847	27,363,175
Discovery, Inc., Class C*	38,276	1,080,914
Fox Corp, Class A	118,319	4,415,665
Interpublic Group of Cos., Inc./The	589,120	13,502,630
Liberty Global PLC, Series C*	96,370	2,509,475
Meredith Corp.[2]	50,825	2,788,259
New York Times Co./The, Class A2	23,460	837,053
Omnicom Group, Inc.[2]	157,022	12,596,305
Sinclair Broadcast Group, Inc., Class A	9,240	464,310
Tribune Media Co., Class A	7,190	334,119
		68,625,503
Metals & mining—0.5%
Barrick Gold Corp.	337,556	5,488,660
Freeport-McMoRan, Inc.	35,880	396,833
		5,885,493
Mortgage real estate investment trust—0.1%
MFA Financial, Inc.	155,810	1,118,716
Multi-utilities—0.9%
Dominion Energy, Inc.	112,651	8,368,843
MDU Resources Group, Inc.	77,200	2,064,328
		10,433,171
Multiline retail—1.2%
Dollar Tree, Inc.*	3,480	354,090
Target Corp.	156,923	13,558,147
		13,912,237
Oil, gas & consumable fuels—10.8%
Cenovus Energy, Inc.[2]	480,632	4,460,265
Chevron Corp.[1]	132,386	16,298,040
Cimarex Energy Co.	18,213	922,853
ConocoPhillips[1]	119,216	7,043,281
Diamondback Energy, Inc.	6,070	627,820
Enterprise Products Partners LP	308,999	9,303,960
EOG Resources, Inc.	22,650	1,944,502
Equitrans Midstream Corp.[2]	15,320	254,159
Exxon Mobil Corp.[1]	157,189	11,688,574
HollyFrontier Corp.	5,190	258,306
Kinder Morgan, Inc.	572,546	11,805,899
Magellan Midstream Partners LP	131,889	8,723,138
Marathon Petroleum Corp.	248,448	14,009,983
Noble Energy, Inc.	173,152	3,823,196
Occidental Petroleum Corp.	20,760	1,066,234
	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—(concluded)
ONEOK, Inc.	13,315	$933,115
Phillips 66	11,064	1,134,724
Pioneer Natural Resources Co.	13,203	1,822,542
Royal Dutch Shell PLC, Class A, ADR[2]	161,275	10,142,585
Valero Energy Corp.	93,256	7,950,074
Williams Cos., Inc./The	322,426	7,944,577
		122,157,827
Paper & forest products—0.1%
Domtar Corp.	21,010	891,874
Personal products—0.8%
Herbalife Nutrition Ltd.*	27,270	1,118,615
Nu Skin Enterprises, Inc., Class A	15,174	606,657
Unilever PLC, ADR	123,106	7,401,133
		9,126,405
Pharmaceuticals—3.2%
Allergan PLC	6,160	988,680
Bristol-Myers Squibb Co.	156,755	6,961,489
Johnson & Johnson[1]	108,227	14,093,320
Merck & Co., Inc.[1]	38,832	3,222,668
Novo Nordisk A/S, ADR	25,315	1,213,095
Pfizer, Inc.[1]	246,635	9,579,303
		36,058,555
Professional services—0.6%
IHS Markit Ltd.*	8,841	569,537
ManpowerGroup, Inc.	7,870	718,925
Thomson Reuters Corp.	76,546	5,141,595
		6,430,057
Road & rail—0.8%
CSX Corp.	8,660	609,664
Kansas City Southern	31,062	3,843,612
Norfolk Southern Corp.	2,680	512,202
Union Pacific Corp.	24,076	4,332,476
		9,297,954
Semiconductors & semiconductor equipment—2.2%
Analog Devices, Inc.	16,110	1,892,281
Cypress Semiconductor Corp.	38,730	889,628
Intel Corp.[1]	140,606	7,107,633
KLA Corp.	17,608	2,400,323
Lam Research Corp.	6,149	1,282,743
Micron Technology, Inc.*	20,100	902,289
NXP Semiconductors N.V.	40,632	4,200,942
QUALCOMM, Inc.[1]	77,901	5,699,237
Teradyne, Inc.	12,690	707,214
		25,082,290
Software—1.3%
Autodesk, Inc.*	2,640	412,289
LogMeIn, Inc.	5,950	452,021
Microsoft Corp.	14,714	2,005,077
Nuance Communications, Inc.*	37,650	626,496
Oracle Corp.[1]	178,528	10,051,126
SS&C Technologies Holdings, Inc.	4,840	232,078

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Symantec Corp.	27,030	$582,767
		14,361,854
Specialty retail—1.2%
Advance Auto Parts, Inc.	4,250	640,220
AutoZone, Inc.*	5,367	6,027,356
Best Buy Co., Inc.	8,860	678,056
Foot Locker, Inc.	9,060	372,004
Home Depot, Inc./The	11,580	2,474,530
L Brands, Inc.	47,340	1,228,473
Lowe's Cos., Inc.	15,755	1,597,557
Williams-Sonoma, Inc.[2]	12,580	838,834
		13,857,030
Technology hardware, storage & peripherals—0.6%
Dell Technologies, Class C*	9,310	537,559
Hewlett Packard Enterprise Co.[2]	433,053	6,222,972
		6,760,531
Textiles, apparel & luxury goods—1.0%
Columbia Sportswear Co.	7,580	803,328
Gildan Activewear, Inc.	69,278	2,727,475
Kontoor Brands, Inc.*	1,077	31,589
PVH Corp.	66,683	5,929,452
Ralph Lauren Corp.	4,520	471,120
Skechers U.S.A., Inc., Class A*	23,700	899,178
		10,862,142
Thrifts & mortgage finance—0.1%
MGIC Investment Corp.*	118,360	1,520,926
Tobacco—0.3%
Philip Morris International, Inc.[1]	40,324	3,371,490
Trading companies & distributors—1.9%
Aircastle Ltd.	148,753	3,092,575
Fastenal Co.	340,355	10,482,934
HD Supply Holdings, Inc.*	16,480	667,605
MSC Industrial Direct Co., Inc., Class A	99,879	7,096,403
		21,339,517
Wireless telecommunication services—0.1%
Telephone & Data Systems, Inc.	33,280	1,076,275
Total common stocks (cost—$1,133,907,098)		1,268,642,476
Exchange traded fund—0.3%
iShares Russell 1000 Value ETF (cost—$3,999,028)	30,768	3,951,842
Short-term investment—0.9%
Investment company—0.9%
State Street Institutional U.S. Government Money Market Fund (cost—$10,498,340)	10,498,340	10,498,340
	Number of shares	Value
Investment of cash collateral from securities loaned—0.4%
Money market fund—0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$4,360,566)	4,360,566	$4,360,566
Total investments before investments sold short (cost—$1,152,765,032)—113.6%		1,287,453,224
Investments sold short—(13.1)%
Common stocks—(13.1)%
Airlines—(0.1)%
American Airlines Group, Inc.	(36,158)	(1,103,181)
Auto components—(0.2)%
Autoliv, Inc.	(14,910)	(1,075,757)
Dorman Products, Inc.	(9,421)	(677,181)
Goodyear Tire & Rubber Co./The	(25,610)	(351,625)
		(2,104,563)
Banks—(1.2)%
Community Bank System, Inc.	(21,629)	(1,427,298)
CVB Financial Corp.	(41,072)	(903,995)
First Financial Bankshares, Inc.	(44,966)	(1,472,637)
First Republic Bank	(21,098)	(2,096,297)
Glacier Bancorp, Inc.	(13,019)	(545,626)
People's United Financial, Inc.	(96,070)	(1,577,469)
Prosperity Bancshares, Inc.	(16,591)	(1,151,249)
Signature Bank	(5,460)	(695,932)
Trustmark Corp.	(17,761)	(631,226)
United Bankshares, Inc.	(22,695)	(853,105)
Westamerica Bancorp	(21,015)	(1,347,061)
Zions Bancorp N.A.	(7,380)	(332,617)
		(13,034,512)
Beverages—0.0%†
National Beverage Corp.	(8,226)	(358,078)
Biotechnology—(0.2)%
Agios Pharmaceuticals, Inc.	(7,510)	(361,306)
Bluebird Bio, Inc.	(6,360)	(834,623)
Moderna, Inc.	(39,816)	(521,589)
United Therapeutics Corp.	(9,320)	(738,517)
		(2,456,035)
Building products—(0.3)%
AAON, Inc.	(33,595)	(1,706,626)
Lennox International, Inc.	(1,020)	(261,609)
Owens Corning	(16,860)	(977,880)
Trex Co., Inc.	(10,557)	(863,035)
		(3,809,150)
Capital markets—(0.4)%
FactSet Research Systems, Inc.	(2,219)	(615,329)
KKR & Co., Inc., Class A	(36,632)	(979,906)
MarketAxess Holdings, Inc.	(5,325)	(1,794,738)
Raymond James Financial, Inc.	(15,050)	(1,214,083)
		(4,604,056)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Chemicals—(0.8)%
Ashland Global Holdings, Inc.	(6,760)	$(537,285)
Balchem Corp.	(10,616)	(1,089,626)
Celanese Corp.	(7,710)	(864,831)
Eastman Chemical Co.	(9,286)	(699,700)
Element Solutions, Inc.	(42,560)	(426,451)
GCP Applied Technologies, Inc.	(22,246)	(490,079)
HB Fuller Co.	(12,686)	(606,518)
International Flavors & Fragrances, Inc.	(5,926)	(853,285)
Mosaic Co./The	(25,670)	(646,627)
Quaker Chemical Corp.	(2,148)	(402,514)
RPM International, Inc.	(38,457)	(2,608,538)
		(9,225,454)
Commercial services & supplies—(0.2)%
Cimpress N.V.	(4,735)	(456,691)
Healthcare Services Group, Inc.	(12,887)	(308,128)
KAR Auction Services, Inc.	(3,860)	(103,217)
Stericycle, Inc.	(28,270)	(1,299,289)
		(2,167,325)
Communications equipment—(0.1)%
ViaSat, Inc.	(16,419)	(1,339,626)
Construction & engineering—(0.3)%
Fluor Corp.	(19,890)	(646,624)
Jacobs Engineering Group, Inc.	(34,834)	(2,874,153)
		(3,520,777)
Construction materials—(0.2)%
Martin Marietta Materials, Inc.	(4,921)	(1,219,178)
Vulcan Materials Co.	(7,330)	(1,014,105)
		(2,233,283)
Consumer finance—(0.1)%
Santander Consumer USA Holdings, Inc.	(29,790)	(801,649)
Containers & packaging—(0.2)%
Ball Corp.	(11,550)	(825,594)
International Paper Co.	(19,290)	(847,024)
Sonoco Products Co.	(9,853)	(591,476)
		(2,264,094)
Distributors—(0.1)%
Genuine Parts Co.	(8,500)	(825,520)
LKQ Corp.	(29,381)	(791,230)
		(1,616,750)
Diversified consumer services—(0.1)%
Chegg, Inc.	(22,736)	(1,021,301)
Diversified telecommunication services—(0.3)%
Cogent Communications Holdings, Inc.	(24,277)	(1,529,694)
GCI Liberty, Inc., Class A	(32,890)	(1,964,519)
		(3,494,213)
Electrical equipment—0.0%†
Sensata Technologies Holding PLC	(10,330)	(489,952)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Electronic equipment, instruments & components—(0.3)%
Arrow Electronics, Inc.	(21,880)	$(1,588,707)
Corning, Inc.	(23,950)	(736,462)
Fitbit, Inc., Class A	(89,104)	(374,237)
National Instruments Corp.	(27,963)	(1,167,735)
		(3,867,141)
Energy equipment & services—(0.1)%
Helmerich & Payne, Inc.	(13,070)	(649,318)
Oceaneering International, Inc.	(29,780)	(460,101)
		(1,109,419)
Food & staples retailing—(0.2)%
Casey's General Stores, Inc.	(6,635)	(1,074,273)
Kroger Co./The	(23,600)	(499,376)
Walgreens Boots Alliance, Inc.	(8,800)	(479,512)
		(2,053,161)
Food products—(0.5)%
B&G Foods, Inc.	(26,013)	(475,517)
Bunge Ltd.	(23,100)	(1,349,733)
General Mills, Inc.	(17,522)	(930,593)
Hormel Foods Corp.	(43,136)	(1,768,145)
Kellogg Co.	(17,240)	(1,003,713)
McCormick & Co., Inc.	(2,520)	(399,521)
		(5,927,222)
Health care equipment & supplies—(0.2)%
Align Technology, Inc.	(2,138)	(447,013)
Cantel Medical Corp.	(5,342)	(492,960)
Nevro Corp.	(12,827)	(857,613)
		(1,797,586)
Health care providers & services—(0.1)%
Acadia Healthcare Co., Inc.	(18,070)	(577,156)
Covetrus, Inc.	(23,357)	(552,860)
Molina Healthcare, Inc.	(3,260)	(432,863)
		(1,562,879)
Health care technology—(0.2)%
Cerner Corp.	(20,276)	(1,452,775)
Teladoc Health, Inc.	(9,144)	(623,987)
		(2,076,762)
Hotels, restaurants & leisure—(0.8)%
Carnival Corp.	(53,910)	(2,546,169)
Choice Hotels International, Inc.	(15,750)	(1,351,508)
Cracker Barrel Old Country Store, Inc.	(2,574)	(447,130)
Hilton Grand Vacations, Inc.	(23,360)	(763,872)
International Game Technology PLC	(38,180)	(509,703)
MGM Resorts International	(27,350)	(821,047)
Norwegian Cruise Line Holdings Ltd.	(12,694)	(627,591)
Shake Shack, Inc., Class A	(11,173)	(834,176)
Texas Roadhouse, Inc.	(9,374)	(517,726)
Vail Resorts, Inc.	(4,268)	(1,052,147)
		(9,471,069)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Household durables—(0.3)%
Leggett & Platt, Inc.	(47,019)	$(1,879,350)
Lennar Corp., Class A	(29,360)	(1,396,655)
		(3,276,005)
Household products—(0.1)%
Energizer Holdings, Inc.	(19,270)	(810,882)
Insurance—(0.7)%
Athene Holding Ltd., Class A	(15,480)	(632,513)
Cincinnati Financial Corp.	(20,312)	(2,180,087)
Erie Indemnity Co., Class A	(3,255)	(725,116)
Hartford Financial Services Group, Inc./The	(700)	(40,341)
Loews Corp.	(3,270)	(175,076)
Old Republic International Corp.	(40,730)	(929,051)
Prudential Financial, Inc.	(6,920)	(701,065)
Reinsurance Group of America, Inc.	(8,210)	(1,280,103)
RLI Corp.	(20,322)	(1,831,622)
		(8,494,974)
Interactive media & services—(0.1)%
Zillow Group, Inc., Class C	(20,220)	(1,010,191)
Internet & direct marketing retail—(0.2)%
Expedia Group, Inc.	(3,874)	(514,182)
MercadoLibre, Inc.	(982)	(610,234)
Wayfair, Inc., Class A	(4,866)	(638,225)
		(1,762,641)
IT services—(0.4)%
Cognizant Technology Solutions Corp., Class A	(7,050)	(459,237)
Gartner, Inc.	(3,026)	(421,613)
LiveRamp Holdings, Inc.	(10,140)	(534,277)
Shopify, Inc., Class A	(4,112)	(1,307,122)
Western Union Co./The	(79,520)	(1,669,920)
		(4,392,169)
Leisure products—(0.1)%
Brunswick Corp.	(16,910)	(831,296)
Life sciences tools & services—(0.1)%
QIAGEN N.V.	(29,660)	(1,118,775)
Machinery—(0.4)%
Deere & Co.	(8,090)	(1,340,109)
Flowserve Corp.	(24,934)	(1,247,448)
Trinity Industries, Inc.	(47,590)	(932,764)
Wabtec Corp.	(17,736)	(1,377,732)
		(4,898,053)
Marine—(0.1)%
Kirby Corp.	(12,320)	(965,395)
Media—(0.3)%
Liberty Broadband Corp., Class C	(26,850)	(2,671,843)
News Corp., Class A	(50,160)	(660,106)
		(3,331,949)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Metals & mining—(0.1)%
Compass Minerals International, Inc.	(16,071)	$(897,565)
Multi-utilities—(0.2)%
Public Service Enterprise Group, Inc.	(27,770)	(1,587,056)
WEC Energy Group, Inc.	(2,950)	(252,107)
		(1,839,163)
Oil, gas & consumable fuels—(0.8)%
Antero Midstream Corp.	(43,206)	(394,039)
Apache Corp.	(36,652)	(895,042)
Cenovus Energy, Inc.	(119,889)	(1,112,570)
Centennial Resource Development, Inc., Class A	(53,600)	(318,920)
Cheniere Energy, Inc.	(7,110)	(463,216)
Delek US Holdings, Inc.	(24,330)	(1,048,136)
EQT Corp.	(38,850)	(587,024)
Kinder Morgan, Inc.	(64,660)	(1,333,289)
Matador Resources Co.	(38,732)	(682,845)
Murphy Oil Corp.	(47,237)	(1,135,577)
SM Energy Co.	(32,010)	(319,140)
Targa Resources Corp.	(8,760)	(340,852)
		(8,630,650)
Pharmaceuticals—(0.1)%
Catalent, Inc.	(22,140)	(1,250,689)
Professional services—(0.2)%
Nielsen Holdings PLC	(19,260)	(446,061)
Thomson Reuters Corp.	(12,793)	(859,306)
Verisk Analytics, Inc.	(5,251)	(796,682)
		(2,102,049)
Real estate management & development—0.0%†
Howard Hughes Corp./The	(3,560)	(480,600)
Road & rail—(0.1)%
Genesee & Wyoming, Inc., Class A	(5,120)	(562,227)
JB Hunt Transport Services, Inc.	(7,430)	(760,609)
		(1,322,836)
Semiconductors & semiconductor equipment—(0.3)%
Cree, Inc.	(28,823)	(1,792,214)
Marvell Technology Group Ltd.	(53,040)	(1,392,831)
Universal Display Corp.	(3,690)	(778,885)
		(3,963,930)
Software—(0.5)%
FireEye, Inc.	(24,719)	(370,785)
Guidewire Software, Inc.	(10,797)	(1,102,158)
HubSpot, Inc.	(6,017)	(1,075,358)
Proofpoint, Inc.	(5,831)	(735,872)
PTC, Inc.	(6,455)	(437,520)
Workday, Inc., Class A	(3,710)	(741,926)
Zendesk, Inc.	(12,707)	(1,061,797)
		(5,525,416)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Specialty retail—(0.4)%
CarMax, Inc.	(7,240)	$(635,382)
Carvana Co.	(17,535)	(1,114,525)
Gap, Inc./The	(20,090)	(391,755)
Monro, Inc.	(14,851)	(1,250,603)
Penske Automotive Group, Inc.	(12,320)	(566,350)
Tiffany & Co.	(7,830)	(735,394)
		(4,694,009)
Technology hardware, storage & peripherals—(0.1)%
Hewlett Packard Enterprise Co.	(41,389)	(594,760)
Textiles, apparel & luxury goods—(0.1)%
Under Armour, Inc., Class A	(41,764)	(963,495)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Thrifts & mortgage finance—(0.1)%
New York Community Bancorp, Inc.	(69,220)	$(798,107)
TFS Financial Corp.	(9,910)	(177,983)
		(976,090)
Trading companies & distributors—(0.1)%
Air Lease Corp.	(17,290)	(722,549)
Total investments sold short (proceeds—$133,324,718)		(148,365,369)
Liabilities in excess of other assets—(0.5)%		(6,088,013)
Net assets—100.0%		$1,132,999,842

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,268,642,476	$—	$—	$1,268,642,476
Exchange traded fund	3,951,842	—	—	3,951,842
Short-term investment	—	10,498,340	—	10,498,340
Investment of cash collateral from securities loaned	—	4,360,566	—	4,360,566
Total	$1,272,594,318	$14,858,906	$—	$1,287,453,224
Liabilities
Investments sold short	$(148,365,369)	$—	$—	$(148,365,369)

At July 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares gained 10.34% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") returned 10.82%, and the Lipper Large-Cap Growth Funds category posted a median return of 9.71%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 175. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisors' comments2

The Portfolio underperformed its benchmark during the reporting period. Stock selection across several sectors was weak but selection was somewhat offset by allocation across sectors. Stock selection in the Financials and Communication Services sectors were the largest drivers of underperformance versus the benchmark. The Fund exhibited particularly strong stock selection in Information Technology, however, which helped relative performance. Furthermore, the Fund's underweight to Health Care and overweight to the Real Estate sector was a tailwind relative to the benchmark.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("JSP");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

JSP: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin, Christopher Eriksen and William Montana;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Giri Devulapally and Joseph Wilson

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.08%	11.94%	14.02%
Class Y2	10.38	12.23	14.32
Class P3	10.34	12.22	14.32
After deducting maximum sales charge
Class A1	4.04	10.68	13.38
Russell 1000 Growth Index[4]	10.82	14.25	15.74
Lipper Large-Cap Growth Funds median	9.71	13.26	14.47

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	11.69%	11.32%	14.61%
Class Y2	12.03	11.62	14.92
Class P3	11.99	11.61	14.90
After deducting maximum sales charge
Class A1	5.53	10.08	13.96

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.14% and 1.13%; Class Y—0.88% and 0.88%; and Class P—0.90% and 0.88%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.13%; Class Y—0.88%; and Class P—0.88%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Growth Equity Investments

PACE Large Co Growth Equity Investments

Portfolio statistics—July 31, 2019 (unaudited)

Top ten holdings[1]	Percentage of net assets
Microsoft Corp.	5.1%
Alphabet, Inc., Class C	4
American Tower Corp.	3.6
Roper Industries, Inc.	3.2
Berkshire Hathaway, Inc., Class B	3
MasterCard, Inc., Class A	2.6
Amazon.com, Inc.	2.6
Markel Corp.	2.5
Apple, Inc.	2.5
Intuit, Inc.	2.4
Total	31.5%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	95.7%
United Kingdom	2.9
China	0.5
Argentina	0.5
Canada	0.4
Total	100.0%
Sectors[1]	Percentage of net assets
Information Technology	39.1%
Financials	18.8
Consumer Discretionary	15.4
Health Care	10.1
Industrials	8.5
Materials	4.2
Consumer Staples	3.9
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments
Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—98.6%
Aerospace & defense—2.5%
Boeing Co./The	18,874	$6,439,431
TransDigm Group, Inc.*	49,002	23,787,531
		30,226,962
Automobiles—0.0%†
Tesla, Inc.*,1	1,597	385,851
Banks—2.0%
US Bancorp	432,144	24,697,030
Beverages—1.9%
Constellation Brands, Inc., Class A	110,873	21,822,024
Monster Beverage Corp.*	29,098	1,875,948
		23,697,972
Biotechnology—1.2%
Biogen, Inc.*	40,586	9,652,162
Exact Sciences Corp.*,1	30,046	3,458,595
Moderna, Inc.*,1	22,628	296,427
Regeneron Pharmaceuticals, Inc.*	229	69,790
Vertex Pharmaceuticals, Inc.*	10,048	1,674,198
		15,151,172
Capital markets—5.3%
Charles Schwab Corp./The	358,743	15,504,872
CME Group, Inc.	61,498	11,956,441
Intercontinental Exchange, Inc.	18,703	1,643,246
KKR & Co., Inc., Class A1	927,205	24,802,734
MarketAxess Holdings, Inc.	11,316	3,813,945
MSCI, Inc.	7,548	1,715,208
S&P Global, Inc.	21,131	5,176,038
		64,612,484
Chemicals—2.5%
Air Products & Chemicals, Inc.	11,957	2,729,424
Ecolab, Inc.	126,759	25,571,093
Sherwin-Williams Co./The	4,096	2,101,412
		30,401,929
Communications equipment—1.1%
Arista Networks, Inc.*	47,340	12,945,123
Containers & packaging—1.9%
Ball Corp.	318,928	22,796,974
Diversified financial services—3.0%
Berkshire Hathaway, Inc., Class B*	179,738	36,923,577
Electrical equipment—0.0%†
Rockwell Automation, Inc.	2,849	458,062
Electronic equipment, instruments & components—0.1%
Amphenol Corp., Class A	8,616	804,045
Entertainment—3.0%
Netflix, Inc.*	62,344	20,136,488
Take-Two Interactive Software, Inc.*	138,636	16,985,683
		37,122,171
	Number of shares	Value
Common stocks—(continued)
Equity real estate investment trusts—4.4%
American Tower Corp.	207,319	$43,872,846
Crown Castle International Corp.	64,284	8,566,486
Equinix, Inc.	3,508	1,761,367
		54,200,699
Food & staples retailing—0.3%
Costco Wholesale Corp.	13,470	3,712,736
Health care equipment & supplies—1.3%
Abbott Laboratories	22,446	1,955,047
ABIOMED, Inc.*	2,488	693,057
Becton Dickinson and Co.	3,056	772,557
Boston Scientific Corp.*	90,370	3,837,110
DexCom, Inc.*	23,812	3,735,389
Intuitive Surgical, Inc.*	9,375	4,870,406
		15,863,566
Health care providers & services—1.6%
UnitedHealth Group, Inc.	79,754	19,859,544
Health care technology—0.3%
Veeva Systems, Inc., Class A*	23,417	3,884,880
Hotels, restaurants & leisure—0.6%
Chipotle Mexican Grill, Inc.*	3,390	2,696,847
Starbucks Corp.	49,873	4,722,474
		7,419,321
Industrial conglomerates—5.4%
Honeywell International, Inc.	156,678	27,020,688
Roper Industries, Inc.	105,894	38,508,353
		65,529,041
Insurance—2.6%
Markel Corp.*	27,918	31,098,698
Interactive media & services—8.4%
Alphabet, Inc., Class A*	13,571	16,532,192
Alphabet, Inc., Class C*	39,725	48,332,613
Facebook, Inc., Class A*	93,364	18,134,090
Match Group, Inc.[1]	53,453	4,024,476
TripAdvisor, Inc.*	313,372	13,835,374
Twitter, Inc.*	33,719	1,426,651
		102,285,396
Internet & direct marketing retail—5.0%
Alibaba Group Holding Ltd., ADR*	36,717	6,356,080
Amazon.com, Inc.*	16,786	31,335,769
Booking Holdings, Inc.*	8,518	16,070,144
GrubHub, Inc.*,1	2,273	153,723
MercadoLibre, Inc.*	10,188	6,331,027
Wayfair, Inc., Class A*,1	8,931	1,171,390
		61,418,133

PACE Large Co Growth Equity Investments
Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
IT services—7.4%
Fidelity National Information Services, Inc.	14,568	$1,941,131
MasterCard, Inc., Class A	117,508	31,993,903
PayPal Holdings, Inc.*	237,710	26,243,184
Shopify, Inc., Class A*	14,006	4,452,227
Square, Inc., Class A*	22,804	1,833,670
Twilio, Inc., Class A*,1	21,404	2,977,511
Visa, Inc., Class A	116,948	20,816,744
		90,258,370
Leisure products—1.9%
Hasbro, Inc.	192,647	23,341,111
Life sciences tools & services—5.6%
Illumina, Inc.*	72,462	21,693,673
IQVIA Holdings, Inc.*	183,945	29,278,526
Mettler-Toledo International, Inc.*	17,992	13,615,446
Thermo Fisher Scientific, Inc.	11,695	3,247,468
		67,835,113
Media—3.2%
Charter Communications, Inc., Class A*	51,586	19,880,213
Liberty Global PLC, Class A*	86,229	2,299,727
Liberty Global PLC, Series C*	625,096	16,277,500
		38,457,440
Multiline retail—1.8%
Dollar Tree, Inc.*	212,434	21,615,160
Personal products—1.7%
Estee Lauder Cos., Inc./The, Class A	21,173	3,899,855
Unilever N.V. NY Registered Shares	285,595	16,490,255
		20,390,110
Professional services—0.4%
CoStar Group, Inc.*	7,321	4,505,343
Road & rail—0.3%
Lyft, Inc., Class A*,1	3,658	222,663
Norfolk Southern Corp.	16,693	3,190,366
		3,413,029
Semiconductors & semiconductor equipment—3.8%
Advanced Micro Devices, Inc.*,1	108,188	3,294,324
Applied Materials, Inc.	342,868	16,927,393
Microchip Technology, Inc.[1]	187,685	17,721,218
NVIDIA Corp.	9,957	1,679,945
QUALCOMM, Inc.	13,170	963,517
Texas Instruments, Inc.	21,786	2,723,468
Xilinx, Inc.	20,803	2,375,911
		45,685,776
	Number of shares	Value
Common stocks—(concluded)
Software—14.6%
Adobe, Inc.*	74,404	$22,236,379
Atlassian Corp. PLC, Class A*	27,939	3,914,813
Autodesk, Inc.*	112,238	17,528,208
Intuit, Inc.	106,209	29,452,818
Microsoft Corp.	457,681	62,368,190
Oracle Corp.	413,738	23,293,449
Salesforce.com, Inc.*	16,747	2,587,412
ServiceNow, Inc.*	26,858	7,450,141
Synopsys, Inc.*	19,951	2,648,695
Trade Desk, Inc./The, Class A*	21,404	5,635,887
Zendesk, Inc.*	19,133	1,598,753
		178,714,745
Specialty retail—0.7%
Home Depot, Inc./The	21,311	4,553,948
Ross Stores, Inc.	38,484	4,080,458
		8,634,406
Technology hardware, storage & peripherals—2.5%
Apple, Inc.	145,056	30,902,730
Textiles, apparel & luxury goods—0.3%
Lululemon Athletica, Inc.*	20,778	3,970,468
Total common stocks (cost—$835,997,367)		1,203,219,167
Short-term investment—1.4%
Investment company—1.4%
State Street Institutional U.S. Government Money Market Fund (cost—$17,138,289)	17,138,289	17,138,289
Investment of cash collateral from securities loaned—1.9%
Money market fund—1.9%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$23,109,182)	23,109,182	23,109,182
Total investments (cost—$876,244,838)—101.9%		1,243,466,638
Liabilities in excess of other assets—(1.9)%		(22,779,158)
Net assets—100.0%		$1,220,687,480

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

PACE Large Co Growth Equity Investments
Portfolio of investments—July 31, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,203,219,167	$—	$—	$1,203,219,167
Short-term investment	—	17,138,289	—	17,138,289
Investment of cash collateral from securities loaned	—	23,109,182	—	23,109,182
Total	$1,203,219,167	$40,247,471	$—	$1,243,466,638

At July 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned -4.49% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") returned -3.21%, and the Lipper Small-Cap Value Funds category posted a median return of -8.92%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 183. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisors' comments2

The portfolio underperformed its benchmark during the reporting period. The managers generally found more attractive valuation opportunities within more cyclical sectors causing sector allocation to be a headwind. The modest overweight to energy, the worst performing sector in the benchmark, and underweight to both REITS and Utilities, two of the better performing sectors detracted from relative performance and offset positive contribution from the overweight to Information Technology. Stock selection was positive overall and across most sectors, but negatively impacted by weaker stock selection within the more cyclical Consumer Discretionary and Energy sectors.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Systematic Financial Management, L.P. ("Systematic") (through February 21, 2019);

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Systematic2 (through February 21, 2019): Ronald M. Mushock and D. Kevin McCreesh;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their value.

• A strategy that employs a two-pronged investment approach that utilizes quantitative screening and funda-

(continued on next page)

PACE Small/Medium Co Value Equity Investments

Investment process
(concluded)

mental research to identify value companies with strong potential for positive earnings revisions.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.68)%	6.23%	10.99%
Class Y2	(4.44)	6.44	11.20
Class P3	(4.49)	6.40	11.16
After deducting maximum sales charge
Class A1	(9.94)	5.04	10.37
Russell 2500 Value Index[4]	(3.21)	6.73	12.26
Lipper Small-Cap Value Funds median[5]	(8.92)	5.16	10.74

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.79)%	4.78%	11.87%
Class Y2	(4.50)	4.98	12.08
Class P3	(4.64)	4.93	12.03
After deducting maximum sales charge
Class A1	(10.03)	3.60	11.24

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.21% and 1.21%; Class Y—0.89% and 0.89%; and Class P—1.07% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.29%; Class Y—1.04%; and Class P—1.04%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Value Equity Investments

PACE Small/Medium Co Value Equity Investments

Portfolio statistics—July 31, 2019 (unaudited)

Top ten holdings[1]	Percentage of net assets
Scotts Miracle-Gro Co./The	2.7%
TransUnion	2.5
Broadridge Financial Solutions, Inc.	2.3
W.R. Berkley Corp.	2.3
Lamar Advertising Co., Class A	2.1
MSCI, Inc.	2.1
RBC Bearings, Inc.	2.0
CDW Corp.	1.9
Expeditors International of Washington, Inc.	1.7
Diebold Nixdorf, Inc.	1.7
Total	21.3%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	96.2%
Canada	1.4
Bermuda	1.3
United Kingdom	1.1
Argentina	0.8
Total	100.8%
Sectors[1]	Percentage of net assets
Financials	27.6%
Industrials	19.4
Information Technology	16.0
Consumer Discretionary	11.7
Materials	6.7
Health Care	5.8
Energy	5.4
Consumer Staples	2.8
Utilities	1.4
Telecommunication Services	0.3
Total	97.1%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—97.1%
Aerospace & defense—0.4%
Wesco Aircraft Holdings, Inc.*	189,915	$1,999,805
Air freight & logistics—1.7%
Expeditors International of Washington, Inc.	98,300	7,505,205
Auto components—0.5%
Adient PLC	85,350	2,027,062
Automobiles—1.3%
Thor Industries, Inc.	92,900	5,536,840
Banks—10.8%
Atlantic Capital Bancshares, Inc.*	49,700	913,983
Bank of Hawaii Corp.	69,116	5,892,139
Bank of NT Butterfield & Son Ltd./The	127,484	4,006,822
Bank OZK	87,098	2,663,457
Cadence BanCorp	101,993	1,748,160
Cathay General Bancorp	60,197	2,240,532
First Citizens BancShares, Inc., Class A	4,700	2,194,994
First Hawaiian, Inc.	142,480	3,812,765
First Horizon National Corp.	202,100	3,314,440
Glacier Bancorp, Inc.	56,542	2,369,675
Hancock Whitney Corp.	45,690	1,897,049
Popular, Inc.	34,180	1,967,401
Regions Financial Corp.	43,300	689,769
Signature Bank	41,800	5,327,828
Sterling Bancorp	152,200	3,325,570
SunTrust Banks, Inc.	17,800	1,185,480
Wintrust Financial Corp.	52,320	3,742,973
		47,293,037
Biotechnology—1.4%
Anika Therapeutics, Inc.*,1	110,600	6,092,954
Building products—0.5%
Continental Building Products, Inc.*	87,760	2,157,141
Capital markets—3.5%
Artisan Partners Asset Management, Inc., Class A	79,400	2,349,446
Brightsphere Investment Group, Inc.*	39,400	421,580
MSCI, Inc.	39,550	8,987,342
Uranium Participation Corp.*	310,600	1,019,017
Virtus Investment Partners, Inc.	23,378	2,505,186
		15,282,571
Chemicals—4.8%
Axalta Coating Systems Ltd.*	162,300	4,808,949
Innospec, Inc.	18,792	1,754,797
Scotts Miracle-Gro Co./The[2]	106,590	11,957,266
Valvoline, Inc.	125,710	2,538,085
		21,059,097
Commercial services & supplies—3.8%
IAA, Inc.*	70,710	3,305,693
KAR Auction Services, Inc.	185,510	4,960,537
Ritchie Bros Auctioneers, Inc.	79,572	2,871,753
Stericycle, Inc.*,2	116,110	5,336,416
		16,474,399
	Number of shares	Value
Common stocks—(continued)
Communications equipment—2.0%
Comtech Telecommunications Corp.	180,377	$5,368,019
Plantronics, Inc.	86,950	3,338,880
		8,706,899
Consumer finance—2.0%
Enova International, Inc.*	90,940	2,450,833
EZCORP, Inc., Class A*	166,410	1,639,139
Navient Corp.	166,350	2,353,852
Nelnet, Inc., Class A	9,900	619,344
SLM Corp.	203,650	1,855,251
		8,918,419
Containers & packaging—0.5%
Silgan Holdings, Inc.	67,580	2,031,455
Diversified financial services—0.7%
FGL Holdings	347,800	2,834,570
Voya Financial, Inc.	6,600	370,722
		3,205,292
Electric utilities—0.7%
Entergy Corp.	14,400	1,520,928
Evergy, Inc.	15,394	931,183
Portland General Electric Co.	13,700	751,445
		3,203,556
Electronic equipment, instruments & components—3.1%
CDW Corp.	69,600	8,223,936
Zebra Technologies Corp., Class A*	26,000	5,483,140
		13,707,076
Energy equipment & services—1.9%
Core Laboratories N.V.	64,650	3,243,490
Forum Energy Technologies, Inc.*	698,380	1,829,756
Hunting PLC, ADR[2]	317,650	1,983,629
Superior Energy Services, Inc.*	572,958	519,788
TETRA Technologies, Inc.*	233,800	364,728
Valaris PLC*	32,900	269,451
		8,210,842
Entertainment—1.6%
AMC Entertainment Holdings, Inc., Class A	107,579	1,272,660
Cinemark Holdings, Inc.	140,800	5,620,736
		6,893,396
Equity real estate investment trusts—5.5%
CatchMark Timber Trust, Inc., Class A	47,437	481,960
Granite Real Estate Investment Trust	50,600	2,340,756
Lamar Advertising Co., Class A	115,550	9,350,306
Office Properties Income Trust	44,275	1,247,227
Outfront Media, Inc.	136,610	3,713,060
Physicians Realty Trust	227,320	3,912,177
QTS Realty Trust, Inc., Class A	65,390	3,026,249
		24,071,735

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Food products—2.2%
Conagra Brands, Inc.	17,600	$508,112
Lamb Weston Holdings, Inc.	12,900	865,848
Post Holdings, Inc.*	33,850	3,629,397
TreeHouse Foods, Inc.*	67,020	3,976,967
Tyson Foods, Inc., Class A	8,800	699,600
		9,679,924
Health care equipment & supplies—1.6%
CONMED Corp.	10,500	917,175
Integra LifeSciences Holdings Corp.*	49,810	3,157,456
Natus Medical, Inc.*	91,210	2,833,895
		6,908,526
Health care providers & services—1.8%
Acadia Healthcare Co., Inc.*,2	93,940	3,000,444
Hanger, Inc.*	78,800	1,359,300
MEDNAX, Inc.*	117,150	2,878,375
Tenet Healthcare Corp.*	30,400	716,528
		7,954,647
Hotels, restaurants & leisure—3.4%
Cheesecake Factory, Inc./The[2]	166,600	7,177,128
Dave & Buster's Entertainment, Inc.[2]	138,960	5,648,724
El Pollo Loco Holdings, Inc.*	201,350	1,981,284
		14,807,136
Household durables—0.3%
Lennar Corp., Class B	19,550	742,900
Tupperware Brands Corp.	34,500	528,195
		1,271,095
Household products—0.9%
WD-40 Co.[2]	21,000	3,812,760
Insurance—3.9%
Argo Group International Holdings Ltd.	39,280	2,688,323
Assured Guaranty Ltd.	48,460	2,117,217
Brighthouse Financial, Inc.*	16,700	654,139
CNO Financial Group, Inc.	94,637	1,600,312
W.R. Berkley Corp.	142,725	9,903,688
		16,963,679
Interactive media & services—0.7%
Cars.com, Inc.*,2	168,723	3,205,737
Internet & direct marketing retail—1.1%
Despegar.com Corp.*,2	263,290	3,425,403
Qurate Retail, Inc.*	86,200	1,218,868
		4,644,271
IT services—6.4%
Broadridge Financial Solutions, Inc.	79,200	10,067,904
Cass Information Systems, Inc.	106,794	5,436,883
Jack Henry & Associates, Inc.	43,850	6,125,845
KBR, Inc.	213,200	5,624,216
Science Applications International Corp.	12,100	1,032,977
		28,287,825
	Number of shares	Value
Common stocks—(continued)
Life sciences tools & services—0.8%
Syneos Health, Inc.*	72,640	$3,711,178
Machinery—6.5%
Altra Industrial Motion Corp.	116,245	3,339,719
Donaldson Co., Inc.	86,300	4,310,685
EnPro Industries, Inc.	36,540	2,595,801
Gates Industrial Corp. PLC*	204,400	2,244,312
Graco, Inc.	129,800	6,240,784
Miller Industries, Inc.	26,917	840,349
RBC Bearings, Inc.*	53,700	8,736,453
		28,308,103
Media—0.4%
Liberty Latin America Ltd., Class A*	96,450	1,580,815
Metals & mining—0.5%
Carpenter Technology Corp.	27,100	1,219,771
Kaiser Aluminum Corp.	10,900	1,049,343
		2,269,114
Mortgage real estate investment trust—0.9%
Redwood Trust, Inc.	225,350	3,812,922
Multi-utilities—0.6%
NorthWestern Corp.	39,050	2,730,376
Oil, gas & consumable fuels—3.5%
Chesapeake Energy Corp.*	616,026	1,115,007
Golar LNG Ltd.	77,870	1,319,118
Golar LNG Partners LP	241,800	2,860,494
HighPoint Resources Corp.*	412,700	515,875
Teekay Tankers Ltd., Class A*	316,973	389,877
Viper Energy Partners LP	118,250	3,814,745
Whiting Petroleum Corp.*,2	112,700	1,992,536
WPX Energy, Inc.*	334,365	3,490,770
		15,498,422
Personal products—0.6%
elf Beauty, Inc.*,2	169,790	2,816,816
Pharmaceuticals—0.1%
Mylan N.V.*	31,200	652,080
Professional services—3.1%
Resources Connection, Inc.	126,750	2,230,800
TransUnion	135,200	11,193,208
		13,424,008
Real estate management & development—0.7%
Jones Lang LaSalle, Inc.	20,821	3,033,411
Road & rail—1.4%
Landstar System, Inc.	57,000	6,342,390
Semiconductors & semiconductor equipment—0.2%
NXP Semiconductor N.V.	9,300	961,527
Software—1.7%
American Software, Inc., Class A	556,480	7,412,314

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(concluded)
Specialty retail—2.0%
Ascena Retail Group, Inc.*,1	3,024,665	$1,343,556
Michaels Cos., Inc./The*,2	502,840	3,454,511
Party City Holdco, Inc.*,2	314,950	2,009,381
Urban Outfitters, Inc.*	80,575	1,918,491
		8,725,939
Technology hardware, storage & peripherals—1.8%
Diebold Nixdorf, Inc.*,2	534,622	7,436,592
Hewlett Packard Enterprise Co.	42,100	604,977
		8,041,569
Textiles, apparel & luxury goods—0.8%
Samsonite International SA, ADR	353,200	3,422,508
Thrifts & mortgage finance—0.5%
Essent Group Ltd.*	52,590	2,427,554
Trading companies & distributors—2.0%
Air Lease Corp.	62,590	2,615,636
Beacon Roofing Supply, Inc.*	116,680	4,227,316
MSC Industrial Direct Co., Inc., Class A	26,000	1,847,300
		8,690,252
Total common stocks (cost—$372,168,080)		425,773,679
	Number of shares	Value
Short-term investment—2.6%
Investment company—2.6%
State Street Institutional U.S. Government Money Market Fund (cost—$11,362,564)	11,362,564	$11,362,564
Investment of cash collateral from securities loaned—2.2%
Money market fund—2.2%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$9,436,649)	9,436,649	9,436,649
Total investments (cost—$392,967,293)—101.9%		446,572,892
Liabilities in excess of other assets—(1.9)%		(8,246,544)
Net assets—100.0%		$438,326,348

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$425,773,679	$—	$—	$425,773,679
Short-term investment	—	11,362,564	—	11,362,564
Investment of cash collateral from securities loaned	—	9,436,649	—	9,436,649
Total	$425,773,679	$20,799,213	$—	$446,572,892

At July 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Illiquid investment at period end. Illiquid assets, in the amount of $7,436,510, represented 1.7% of the Portfolio's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned 4.83% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 5.81%, and the Lipper Small-Cap Growth Funds category posted a median return of 5.83%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 191. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisors' comments2

The Portfolio underperformed its benchmark over the reporting period. Stock selection was weak and only partially offset by sector allocation. The Information Technology and Financials sectors were the weakest performing areas of the portfolio, from a benchmark relative perspective, but the Fund's relative overweight to Information Technology was a positive. Additionally, the Fund's underweight to Energy and Materials and stock selection within Consumer Discretionary helped to partially offset the aforementioned negative stock selection, which was centered in Information Technology.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG") (through January 9, 2019); Calamos Advisors LLC ("Calamos") (Effective May 31, 2019), Jacobs Levy Equity Management, Inc. ("Jacobs Levy") (effective as of January 10, 2019)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Riverbridge: Mark Thompson;

LMCG: Andrew Morey;

Calamos: Brandon Nelson

Jacobs Levy: Bruce I. Jacobs and Kenneth N. Levy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A growth strategy that involves seeking to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential.

(continued on next page)

PACE Small/Medium Co Growth Equity Investments

Investment process
(concluded)

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

• A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.67%	10.14%	13.30%
Class Y2	4.82	10.35	13.49
Class P3	4.83	10.27	13.46
After deducting maximum sales charge
Class A1	(1.10)	8.90	12.66
Russell 2500 Growth Index[4]	5.81	11.47	14.99
Lipper Small-Cap Growth Funds median	5.83	11.38	14.34

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.59%	8.72%	13.96%
Class Y2	4.00	8.96	14.16
Class P3	3.77	8.86	14.12
After deducting maximum sales charge
Class A1	(2.12)	7.50	13.31

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.20% and 1.20%; Class Y—0.70% and 0.70%; and Class P—1.06% and 1.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.33%; Class Y—1.08%; and Class P—1.08%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics—July 31, 2019 (unaudited)

Top ten holdings[1]	Percentage of net assets
Workiva, Inc.	1.7%
Five Below, Inc.	1.5
PROS Holdings, Inc.	1.4
Teladoc Health, Inc.	1.3
Chegg, Inc.	1.2
Exponent, Inc.	1.2
Chemed Corp.	1.1
SPS Commerce, Inc.	1.1
Proto Labs, Inc.	1.1
Grand Canyon Education, Inc.	1.0
Total	12.6%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	96.6%
Canada	1.3
Argentina	0.8
Netherlands	0.4
Bermuda	0.4
Total	99.5%
Sectors[1]	Percentage of net assets
Information Technology	30.0%
Health Care	23.0
Industrials	16.8
Consumer Discretionary	13.8
Financials	5.5
Materials	2.9
Telecommunication Services	2.9
Consumer Staples	2.7
Energy	0.7
Utilities	0.1
Total	98.4%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—98.4%
Aerospace & defense—2.5%
Astronics Corp.*	38,600	$1,422,024
Cubic Corp.	2,960	195,952
HEICO Corp.	3,578	489,291
Huntington Ingalls Industries, Inc.	16,110	3,677,913
Kratos Defense & Security Solutions, Inc.*	14,243	351,090
Mercury Systems, Inc.*	17,029	1,388,204
Moog, Inc., Class A	9,500	773,870
Spirit AeroSystems Holdings, Inc., Class A	40,090	3,080,516
		11,378,860
Air freight & logistics—0.2%
Forward Air Corp.	6,263	394,569
Radiant Logistics, Inc.*	60,138	330,158
XPO Logistics, Inc.*,1	3,600	242,928
		967,655
Airlines—0.1%
Allegiant Travel Co.	4,280	641,358
Auto components—1.3%
Dorman Products, Inc.*	21,662	1,557,065
Fox Factory Holding Corp.*	13,791	1,104,383
Gentex Corp.	119,263	3,270,191
		5,931,639
Banks—0.7%
Atlantic Capital Bancshares, Inc.*	24,700	454,233
Bank of NT Butterfield & Son Ltd./The	52,600	1,653,218
Independent Bank Corp.	9,916	215,574
National Bank Holdings Corp., Class A	21,500	780,020
		3,103,045
Beverages—0.4%
Coca-Cola Consolidated, Inc.	5,800	1,702,474
Biotechnology—4.8%
Aeglea BioTherapeutics, Inc.*	6,500	58,240
Akcea Therapeutics, Inc.*	7,300	157,899
Alder Biopharmaceuticals, Inc.*,1	10,900	110,308
Avrobio, Inc.*	5,482	116,328
Calithera Biosciences, Inc.*	6,845	29,023
CareDx, Inc.*	32,988	1,081,017
Castle Biosciences, Inc.*	5,067	99,567
ChemoCentryx, Inc.*	9,700	77,406
Coherus Biosciences, Inc.*,1	41,305	694,750
Constellation Pharmaceuticals, Inc.*,1	6,742	62,363
Cyclerion Therapeutics, Inc.*	10,599	98,465
CytomX Therapeutics, Inc.*	10,700	110,317
Deciphera Pharmaceuticals, Inc.*	11,100	245,310
Dicerna Pharmaceuticals, Inc.*	11,039	150,462
Eagle Pharmaceuticals, Inc.*,1	3,326	182,464
Eiger BioPharmaceuticals, Inc.*	4,400	48,708
Enanta Pharmaceuticals, Inc.*	17,724	1,329,654
Esperion Therapeutics, Inc.*,1	6,500	257,985
FibroGen, Inc.*	35,246	1,665,726
Forty Seven, Inc.*,1	6,360	56,604
	Number of shares	Value
Common stocks—(continued)
Biotechnology—(concluded)
Genomic Health, Inc.*	2,932	$213,948
Halozyme Therapeutics, Inc.*	92,600	1,573,274
ImmunoGen, Inc.*	53,700	120,825
Invitae Corp.*,1	26,924	723,986
Ionis Pharmaceuticals, Inc.*,1	31,500	2,074,590
Ironwood Pharmaceuticals, Inc.*,1	75,924	807,072
Karyopharm Therapeutics, Inc.*,1	21,600	190,296
Kura Oncology, Inc.*	6,062	115,905
Lexicon Pharmaceuticals, Inc.*,1	1,454	1,963
MEI Pharma, Inc.*	16,894	28,720
Minerva Neurosciences, Inc.*	50,200	333,328
Neurocrine Biosciences, Inc.*	32,400	3,123,036
NextCure, Inc.*	1,571	34,515
Pfenex, Inc.*	6,442	37,879
Pieris Pharmaceuticals, Inc.*	9,434	51,887
Principia Biopharma, Inc.*,1	20,287	753,459
Protagonist Therapeutics, Inc.*	5,032	55,453
Recro Pharma, Inc.*	8,862	85,075
Repligen Corp.*	3,866	364,912
Retrophin, Inc.*	37,319	738,543
Rhythm Pharmaceuticals, Inc.*	29,283	563,698
Rigel Pharmaceuticals, Inc.*	154,271	351,738
Scholar Rock Holding Corp.*,1	3,417	41,995
Spero Therapeutics, Inc.*	2,511	26,089
Sutro Biopharma, Inc.*	200	2,254
Syndax Pharmaceuticals, Inc.*	11,052	106,099
TG Therapeutics, Inc.*,1	14,100	105,609
Tocagen, Inc.*	25,700	136,724
Veracyte, Inc.*	37,864	1,074,202
Vericel Corp.*,1	76,641	1,465,376
Voyager Therapeutics, Inc.*,1	8,100	178,281
		22,113,327
Building products—1.8%
Apogee Enterprises, Inc.	19,700	799,032
Armstrong World Industries, Inc.	26,700	2,608,857
Builders FirstSource, Inc.*	71,100	1,221,498
Lennox International, Inc.	9,820	2,518,633
Masonite International Corp.*	7,500	399,750
Trex Co., Inc.*,1	6,913	565,138
		8,112,908
Capital markets—1.0%
Assetmark Financial Holdings, Inc.	1,910	54,034
Ladenburg Thalmann Financial Services, Inc.	46,500	143,685
LPL Financial Holdings, Inc.	49,758	4,173,203
		4,370,922
Chemicals—2.7%
Axalta Coating Systems Ltd.*	72,600	2,151,138
Ingevity Corp.*	17,857	1,759,629
Kraton Corp.*	48,600	1,490,562
NewMarket Corp.	6,580	2,774,194
PolyOne Corp.	49,800	1,631,946
W. R. Grace & Co.	39,400	2,671,714
		12,479,183

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—2.0%
Cimpress N.V.*,1	19,536	$1,884,247
Mobile Mini, Inc.	88,925	3,019,893
Ritchie Bros Auctioneers, Inc.	123,783	4,467,329
		9,371,469
Communications equipment—1.1%
Calix, Inc.*	43,665	274,216
Casa Systems, Inc.*	62,623	412,686
Extreme Networks, Inc.*	245,100	1,995,114
F5 Networks, Inc.*	8,320	1,220,710
InterDigital, Inc.	16,900	1,088,867
		4,991,593
Construction & engineering—1.8%
Comfort Systems USA, Inc.	23,000	966,000
EMCOR Group, Inc.	24,900	2,101,311
MasTec, Inc.*,1	22,671	1,163,476
MYR Group, Inc.*	17,800	642,936
NV5 Global, Inc.*	8,558	680,104
Primoris Services Corp.	54,100	1,133,936
Quanta Services, Inc.	40,000	1,496,800
Sterling Construction Co., Inc.*	15,000	187,800
		8,372,363
Consumer finance—0.9%
Elevate Credit, Inc.*	1,460	6,074
Green Dot Corp., Class A*	39,600	2,007,324
PRA Group, Inc.*,1	72,103	2,244,566
		4,257,964
Distributors—0.6%
Core-Mark Holding Co., Inc.	46,600	1,744,238
Funko, Inc., Class A*,1	44,715	1,118,322
		2,862,560
Diversified consumer services—2.9%
Career Education Corp.*	42,818	811,829
Chegg, Inc.*	127,047	5,706,951
Grand Canyon Education, Inc.*	43,579	4,740,088
K12, Inc.*	10,268	306,500
Strategic Education, Inc.	9,307	1,656,553
		13,221,921
Diversified financial services—0.3%
Marlin Business Services Corp.	2,600	60,346
Voya Financial, Inc.	21,200	1,190,804
		1,251,150
Diversified telecommunication services—0.8%
Cogent Communications Holdings, Inc.	40,900	2,577,109
Ooma, Inc.*	17,300	225,419
Vonage Holdings Corp.*	74,549	924,408
		3,726,936
Electrical equipment—0.1%
TPI Composites, Inc.*	21,600	552,312
	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—1.9%
ePlus, Inc.*	20,500	$1,555,950
Fitbit, Inc., Class A*,1	140,200	588,840
Insight Enterprises, Inc.*	19,029	1,046,976
Jabil, Inc.	46,327	1,430,578
KEMET Corp.	24,221	487,326
National Instruments Corp.	83,458	3,485,206
		8,594,876
Entertainment—0.8%
Glu Mobile, Inc.*	85,400	637,084
Madison Square Garden Co./The, Class A*	4,790	1,389,292
World Wrestling Entertainment, Inc., Class A [1]	21,600	1,572,048
		3,598,424
Food & staples retailing—0.6%
Performance Food Group Co.*	64,461	2,826,615
Food products—1.3%
Calavo Growers, Inc. [1]	27,936	2,470,660
Freshpet, Inc.*	53,648	2,422,207
Simply Good Foods Co./The*	38,499	1,048,328
		5,941,195
Gas utilities—0.1%
Chesapeake Utilities Corp.	4,000	373,840
Health care equipment & supplies—5.5%
Accuray, Inc.*	212,800	880,992
Cantel Medical Corp.	25,870	2,387,284
Cardiovascular Systems, Inc.*	39,100	1,791,953
Cutera, Inc.*	29,635	757,471
Glaukos Corp.*	5,317	434,293
Heska Corp.*	24,275	1,945,398
Inogen, Inc.*	21,154	1,300,971
Insulet Corp.*,1	2,917	358,616
LivaNova PLC*	28,982	2,233,063
Masimo Corp.*	8,888	1,402,971
Neogen Corp.*	28,662	2,046,467
Novocure Ltd.*	19,920	1,657,742
Orthofix Medical, Inc.*	14,800	791,060
OrthoPediatrics Corp.*	38,439	1,357,281
Penumbra, Inc.*,1	3,594	602,354
Surmodics, Inc.*	18,600	775,620
Tactile Systems Technology, Inc.*,1	22,076	1,274,668
Tandem Diabetes Care, Inc.*	26,032	1,651,210
Varex Imaging Corp.*	38,061	1,209,959
Vermillion, Inc.*	153,318	110,573
		24,969,946
Health care providers & services—5.9%
Addus HomeCare Corp.*	11,605	935,247
Amedisys, Inc.*	27,718	3,822,035
AMN Healthcare Services, Inc.*	45,166	2,410,961
Chemed Corp.	12,752	5,169,533
Cross Country Healthcare, Inc.*	20,476	194,317

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
Ensign Group, Inc./The	17,996	$1,084,439
HealthEquity, Inc.*	12,209	1,000,894
Joint Corp./The*	18,228	336,853
LHC Group, Inc.*	10,204	1,291,622
Magellan Health, Inc.*	19,816	1,393,858
Molina Healthcare, Inc.*	23,860	3,168,131
PetIQ, Inc.*,1	32,370	1,108,349
R1 RCM, Inc.*	49,199	618,923
Tenet Healthcare Corp.*	14,879	350,698
US Physical Therapy, Inc.	32,859	4,241,440
		27,127,300
Health care technology—3.2%
Castlight Health, Inc., Class B*	79,624	128,195
Evolent Health, Inc., Class A*	106,124	723,766
HealthStream, Inc.*	108,088	3,052,405
Inovalon Holdings, Inc., Class A*,1	63,622	954,330
Inspire Medical Systems, Inc.*	21,983	1,486,710
NextGen Healthcare, Inc.*	51,771	846,973
Omnicell, Inc.*	9,089	683,584
OptimizeRx Corp.*,1	51,202	772,638
Phreesia, Inc.*,1	960	26,237
Teladoc Health, Inc.*,1	86,524	5,904,398
		14,579,236
Hotels, restaurants & leisure—2.2%
Bloomin' Brands, Inc.	76,200	1,297,686
Domino's Pizza, Inc.	15,580	3,809,778
Everi Holdings, Inc.*	51,613	619,872
Noodles & Co.*,1	67,796	502,368
Planet Fitness, Inc., Class A*	20,886	1,642,893
PlayAGS, Inc.*	67,545	1,267,144
Scientific Games Corp., Class A*,1	36,400	744,380
		9,884,121
Household durables—1.8%
Century Communities, Inc.*	19,163	528,324
GoPro, Inc., Class A*,1	63,600	336,444
LGI Homes, Inc.*,1	7,714	542,217
Lovesac Co./The*	19,737	423,161
NVR, Inc.*	1,261	4,216,961
Sonos, Inc.*,1	83,900	910,315
TopBuild Corp.*	14,896	1,208,512
		8,165,934
Insurance—2.3%
Alleghany Corp.*	1,780	1,220,600
eHealth, Inc.*	9,499	985,521
Everest Re Group Ltd.	14,900	3,674,936
Goosehead Insurance, Inc., Class A [1]	16,011	720,655
Primerica, Inc.	22,100	2,711,449
Trupanion, Inc.*,1	33,240	1,068,998
		10,382,159
	Number of shares	Value
Common stocks—(continued)
Interactive media & services—0.6%
Eventbrite, Inc., Class A*,1	12,200	$215,818
Travelzoo*	18,000	226,440
TrueCar, Inc.*	125,195	635,991
Yelp, Inc.*	50,400	1,766,520
		2,844,769
Internet & direct marketing retail—0.3%
Groupon, Inc.*	11,735	36,965
Rubicon Project, Inc./The*	175,378	1,334,627
		1,371,592
IT services—3.5%
Brightcove, Inc.*	51,025	636,792
Cass Information Systems, Inc.	28,639	1,458,011
Endurance International Group Holdings, Inc.*	100,300	475,422
Euronet Worldwide, Inc.*	6,121	954,325
ExlService Holdings, Inc.*	30,410	2,091,904
GDS Holdings Ltd., ADR*,1	24,055	990,585
MAXIMUS, Inc.	52,655	3,870,669
Okta, Inc.*	26,400	3,453,912
Paysign, Inc. [1]	43,993	620,741
TTEC Holdings, Inc.	3,012	141,323
Twilio, Inc., Class A*,1	2,290	318,562
WNS Holdings Ltd., ADR*	17,378	1,095,162
		16,107,408
Leisure products—0.2%
YETI Holdings, Inc.*,1	32,257	1,121,253
Life sciences tools & services—1.7%
Bio-Techne Corp.	17,743	3,728,692
Charles River Laboratories International, Inc.*	2,650	356,531
Medpace Holdings, Inc.*	7,343	578,335
PRA Health Sciences, Inc.*	31,730	3,170,144
		7,833,702
Machinery—2.9%
Albany International Corp., Class A	5,076	436,485
Allison Transmission Holdings, Inc.	76,300	3,505,985
Columbus McKinnon Corp.	16,237	624,150
LB Foster Co., Class A*	9,235	223,210
Lincoln Electric Holdings, Inc.	28,500	2,408,820
LiqTech International, Inc.*,1	40,580	338,843
Proto Labs, Inc.*	48,262	5,024,074
Spartan Motors, Inc.	31,260	375,745
SPX Corp.*	2,400	83,760
Terex Corp.	10,843	330,170
		13,351,242
Media—1.5%
Cable One, Inc.	3,078	3,745,310
Fluent, Inc.*,1	33,110	172,172
Nexstar Media Group, Inc., Class A	27,210	2,769,162
		6,686,644

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Metals & mining—0.0%†
Ryerson Holding Corp.*	7,400	$60,384
Multiline retail—0.0%†
Ollie's Bargain Outlet Holdings, Inc.*	2,532	214,435
Oil, gas & consumable fuels—0.6%
Cabot Oil & Gas Corp.	29,400	563,304
CVR Energy, Inc.	6,546	347,396
Matador Resources Co.*,1	50,113	883,492
Scorpio Tankers, Inc.	12,032	315,359
World Fuel Services Corp.	21,737	848,613
		2,958,164
Paper & forest products—0.2%
Boise Cascade Co.	31,000	837,000
Personal products—0.4%
elf Beauty, Inc.*	17,400	288,666
Herbalife Nutrition Ltd.*	35,100	1,439,802
Lifevantage Corp.*	25,085	290,986
		2,019,454
Pharmaceuticals—1.9%
Akorn, Inc.*	59,543	221,500
ANI Pharmaceuticals, Inc.*	7,266	614,631
Aquestive Therapeutics, Inc.*,1	13,596	46,362
Intra-Cellular Therapies, Inc.*,1	11,100	92,685
Jazz Pharmaceuticals PLC*	27,120	3,779,985
Odonate Therapeutics, Inc.*,1	10,185	415,039
Pacira BioSciences, Inc.*	36,100	1,584,429
Revance Therapeutics, Inc.*	53,710	675,672
Theravance Biopharma, Inc.*,1	62,100	1,294,785
		8,725,088
Professional services—3.1%
Barrett Business Services, Inc.	15,000	1,312,500
Exponent, Inc.	79,005	5,435,544
Forrester Research, Inc.	9,122	431,744
Insperity, Inc.	30,820	3,277,707
Korn Ferry	42,642	1,674,978
TriNet Group, Inc.*	22,079	1,623,689
Willdan Group, Inc.*	7,966	278,651
		14,034,813
Real estate management & development—0.1%
Altisource Portfolio Solutions SA*	100	2,100
Marcus & Millichap, Inc.*	6,501	215,833
		217,933
Road & rail—1.5%
Avis Budget Group, Inc.*	48,000	1,746,720
Knight-Swift Transportation Holdings, Inc. [1]	48,680	1,744,691
Landstar System, Inc.	31,500	3,505,005
		6,996,416
	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—2.9%
Ambarella, Inc.*	14,500	$724,275
Cabot Microelectronics Corp.	18,401	2,238,482
Inphi Corp.*	40,600	2,444,526
Lattice Semiconductor Corp.*	26,206	506,824
Power Integrations, Inc.	26,912	2,450,876
Silicon Laboratories, Inc.*	21,800	2,446,178
Universal Display Corp.	10,920	2,304,993
		13,116,154
Software—19.5%
2U, Inc.*,1	42,806	547,917
A10 Networks, Inc.*	104,000	788,320
Alarm.com Holdings, Inc.*	50,995	2,545,160
Aspen Technology, Inc.*	34,050	4,490,173
Blackline, Inc.*,1	52,975	2,362,685
Box, Inc., Class A*,1	136,100	2,251,094
ChannelAdvisor Corp.*	25,800	235,554
CommVault Systems, Inc.*	45,000	2,044,800
Cornerstone OnDemand, Inc.*	63,200	3,741,440
Descartes Systems Group, Inc./The*	40,952	1,486,558
Digital Turbine, Inc.*	83,650	454,220
eGain Corp.*	6,168	47,740
Everbridge, Inc.*,1	12,049	1,232,613
FireEye, Inc.*	158,600	2,379,000
Five9, Inc.*,1	49,343	2,436,064
ForeScout Technologies, Inc.*	50,000	1,868,000
Globant SA*	35,187	3,729,822
HubSpot, Inc.*	19,420	3,470,742
MicroStrategy, Inc., Class A*	14,090	1,926,526
Mimecast Ltd.*	11,414	543,306
MobileIron, Inc.*	174,308	1,202,725
Model N, Inc.*	37,721	824,581
Nice Ltd., ADR*	4,310	658,223
Paylocity Holding Corp.*	37,846	3,863,698
Pegasystems, Inc.	51,128	3,865,277
Pluralsight, Inc., Class A*	77,300	2,372,337
Progress Software Corp.	54,065	2,340,474
Proofpoint, Inc.*	22,410	2,828,142
PROS Holdings, Inc.*	86,384	6,250,746
QAD, Inc., Class A	14,500	625,530
Rapid7, Inc.*	25,600	1,552,640
RealPage, Inc.*	11,231	701,713
RingCentral, Inc., Class A*	9,620	1,365,848
ShotSpotter, Inc.*,1	31,543	1,185,701
Smartsheet, Inc., Class A*	9,333	465,810
SPS Commerce, Inc.*	45,865	5,129,083
Telaria, Inc.*	94,658	766,730
Telenav, Inc.*	53,200	501,676
Tenable Holdings, Inc.*	19,800	496,188
Teradata Corp.*	19,200	703,104
Trade Desk, Inc./The, Class A*	2,986	786,244
Varonis Systems, Inc.*	32,647	2,347,646
Verint Systems, Inc.*	24,661	1,427,132
Workiva, Inc.*	137,371	7,897,459
Zscaler, Inc.*	4,005	337,501
		89,077,942

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Specialty retail—4.0%
Aaron's, Inc.	5,328	$335,930
Boot Barn Holdings, Inc.*	22,645	708,562
Burlington Stores, Inc.*	20,800	3,759,600
Five Below, Inc.*	59,140	6,946,584
Floor & Decor Holdings, Inc., Class A*,1	63,443	2,483,794
National Vision Holdings, Inc.*	83,020	2,622,602
Rent-A-Center, Inc.*	55,182	1,491,570
		18,348,642
Technology hardware, storage & peripherals—0.7%
Avid Technology, Inc.*	46,137	472,904
Dell Technologies, Class C*	7,100	409,954
Diebold Nixdorf, Inc.*,1	13,100	182,221
Pure Storage, Inc., Class A*	133,500	2,021,190
Sonim Technologies, Inc.*	12,345	136,659
		3,222,928
Thrifts & mortgage finance—0.3%
LendingTree, Inc.*	1,215	391,886
NMI Holdings, Inc., Class A*	43,700	1,087,256
		1,479,142
Trading companies & distributors—0.8%
Beacon Roofing Supply, Inc.*	65,945	2,389,187
Foundation Building Materials, Inc.*	32,331	556,416
Herc Holdings, Inc.*	13,504	609,571
		3,555,174
	Number of shares	Value
Common stocks—(concluded)
Wireless telecommunication services—0.1%
Gogo, Inc.*,1	117,800	$493,582
Total common stocks (cost—$386,646,947)		450,527,146
Exchange traded fund—0.5%
iShares Russell 2000 ETF (cost—$2,193,068)	14,009	2,193,249
Short-term investment—1.0%
Investment company—1.0%
State Street Institutional U.S. Government Money Market Fund (cost—$4,506,197)	4,506,197	4,506,197
Investment of cash collateral from securities loaned—4.0%
Money market fund—4.0%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$18,372,937)	18,372,937	18,372,937
Total investments (cost—$411,719,149)—103.9%		475,599,529
Liabilities in excess of other assets—(3.9)%		(17,821,903)
Net assets—100.0%		$457,777,626

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$450,527,146	$—	$—	$450,527,146
Exchange traded fund	2,193,249	—	—	2,193,249
Short-term investment	—	4,506,197	—	4,506,197
Investment of cash collateral from securities loaned	—	18,372,937	—	18,372,937
Total	$452,720,395	$22,879,134	$—	$475,599,529

At July 31, 2019, there were no transfers between Level 1 and Level 2.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2019

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned -4.27% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned -2.60% and the Lipper International Multi-Cap Growth Funds category had a median return of -2.72%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 202. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisors' comments2

The Fund underperformed its benchmark during the reporting period. The underperformance was largely driven by stock selection from a country perspective, particularly United Kingdom equities. Additionally, stock selection in Energy and Industrials were detractors. The Fund's underweight positioning in Consumer Staples also detracted from relative performance, as did an underweight to Australia over the reporting period. Strong stock selection in Financials and Germany helped to partially offset weaker performance elsewhere.

Derivatives were not used during the review period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Brian M. Beitner, CFA;
Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.56)%	2.36%	5.23%
Class Y2	(4.32)	2.64	5.52
Class P3	(4.27)	2.63	5.50
After deducting maximum sales charge
Class A1	(9.80)	1.20	4.64
MSCI EAFE Index (net)[4]	(2.60)	2.39	5.84
Lipper International Multi-Cap Growth Funds median	(2.72)	2.97	6.09

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.18)%	2.19%	6.39%
Class Y2	0.08	2.47	6.68
Class P3	0.09	2.47	6.68
After deducting maximum sales charge
Class A1	(5.67)	1.04	5.80

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.86% and 1.86%; Class Y—1.59% and 1.59%; and Class P—1.59% and 1.59%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.35%; Class Y—1.10%; and Class P—1.10%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE International Equity Investments

PACE International Equity Investments

Portfolio statistics—July 31, 2019 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Keyence Corp.	2.0%
Enel SpA	1.5
Wirecard AG	1.5
Genmab A/S	1.4
DBS Group Holdings Ltd.	1.4
Temenos AG	1.4
Allianz SE	1.4
Eni SpA	1.3
FANUC Corp.	1.3
GlaxoSmithKline PLC	1.3
Total	14.5%
Top ten holdings (short holdings)[1]	Percentage of net assets
Ferrovial SA	(0.4)%
Sodexo SA	(0.4)
Tabcorp Holdings Ltd.	(0.4)
James Hardie Industries PLC	(0.3)
SBI Holdings, Inc.	(0.3)
Fujitsu Ltd.	(0.3)
Wilmar International Ltd.	(0.2)
Chugoku Electric Power Co., Inc./The	(0.2)
Coca-Cola Bottlers Japan Holdings, Inc.	(0.2)
Kyushu Electric Power Co., Inc.	(0.2)
Total	(2.9)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
Japan	26.8%
United Kingdom	13.1
Switzerland	9.1
Germany	7.8
France	7.7
Total	64.5%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
Japan	(5.8)%
Australia	(1.2)
France	(1.0)
Singapore	(0.7)
Switzerland	(0.5)
Total	(9.2)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Industry diversification—July 31, 2019 (unaudited)

Common stocks
Aerospace & defense	1.0%
Air freight & logistics	0.2
Auto components	2.4
Automobiles	2.8
Banks	9.6
Beverages	2.2
Biotechnology	1.6
Building products	1.6
Capital markets	3.4
Chemicals	2.0
Commercial services & supplies	1.6
Communications equipment	0.2
Construction & engineering	0.6
Diversified consumer services	0.8
Diversified financial services	0.7
Diversified telecommunication services	3.0
Electric utilities	3.6
Electrical equipment	1.7
Electronic equipment, instruments & components	3.1
Energy equipment & services	2.0
Entertainment	0.4
Equity real estate investment trusts	0.6
Food & staples retailing	2.3
Food products	2.4
Gas utilities	0.4
Health care equipment & supplies	1.3
Health care providers & services	0.2
Health care technology	0.1
Hotels, restaurants & leisure	1.4
Household durables	0.8
Household products	0.4
Independent power and renewable electricity producers	0.1
Industrial conglomerates	1.7
Insurance	5.2
Interactive media & services	0.2
Internet & direct marketing retail	1.9
IT services	3.3
Leisure products	0.6
Life sciences tools & services	0.3
Machinery	3.2
Media	0.7
Metals & mining	2.1
Multi-utilities	0.4
Multiline retail	0.2
Oil, gas & consumable fuels	5.1
Common stocks—(concluded)
Paper & forest products	0.2%
Personal products	1.6
Pharmaceuticals	9.7
Professional services	2.3
Real estate management & development	1.5
Road & rail	1.1
Semiconductors & semiconductor equipment	4.1
Software	3.5
Specialty retail	1.8
Technology hardware, storage & peripherals	1.2
Textiles, apparel & luxury goods	2.2
Tobacco	0.4
Trading companies & distributors	1.5
Transportation infrastructure	0.3
Wireless telecommunication services	1.3
Total common stocks	112.1
Preferred stocks
Automobiles	0.5
Chemicals	0.0 †
Total preferred stocks	0.5
Investment company	0.5
Investment of cash collateral from securities loaned	0.8
Total investments before investments sold short	113.9
Investments sold short
Air freight & logistics	(0.2)
Airlines	(0.0)†
Auto components	(0.0)†
Automobiles	(0.2)
Banks	(0.2)
Beverages	(0.3)
Building products	(0.0)†
Capital markets	(0.4)
Chemicals	(1.1)
Commercial services & supplies	(0.2)
Communications equipment	(0.1)
Construction & engineering	(0.6)
Construction materials	(0.4)
Consumer finance	(0.1)
Diversified financial services	(0.2)
Diversified telecommunication services	(0.2)
Electric utilities	(0.8)
Electronic equipment, instruments & components	(0.1)
Energy equipment & services	(0.1)

PACE International Equity Investments

Industry diversification—July 31, 2019 (unaudited) (concluded)

Investments sold short—(continued)
Equity real estate investment trusts	(0.5)%
Food & staples retailing	(0.2)
Food products	(0.5)
Gas utilities	(0.1)
Health care providers & services	(0.1)
Hotels, restaurants & leisure	(0.9)
Household durables	(0.6)
Independent power and renewable electricity producers	(0.1)
Industrial conglomerates	(0.2)
Insurance	(0.4)
Internet & direct marketing retail	(0.1)
IT services	(0.3)
Machinery	(0.5)
Marine	(0.3)
Media	(0.1)
Metals & mining	(0.6)
Investments sold short—(concluded)
Multi-utilities	(0.2)%
Multiline retail	(0.3)
Oil, gas & consumable fuels	(0.1)
Paper & forest products	(0.0)†
Pharmaceuticals	(0.1)
Real estate management & development	(0.6)
Road & rail	(0.2)
Semiconductors & semiconductor equipment	(0.1)
Specialty retail	(0.6)
Technology hardware, storage & peripherals	(0.2)
Textiles, apparel & luxury goods	(0.1)
Transportation infrastructure	(0.2)
Total investments sold short	(13.4)
Liabilities in excess of other assets	(0.5)
Net assets	100.0%

†  Amount represents less than 0.05%.

PACE International Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—112.1%
Australia—5.7%
AGL Energy Ltd.	80,438	$1,152,776
Alumina Ltd.	711,033	1,127,248
Aristocrat Leisure Ltd.	45,835	953,784
ASX Ltd.	19,091	1,154,831
Aurizon Holdings Ltd.	605,980	2,378,901
Australia & New Zealand Banking Group Ltd.	43,640	829,364
BHP Group Ltd.[1]	301,856	8,310,293
BHP Group PLC	111,603	2,661,009
BlueScope Steel Ltd.	26,040	229,833
Brambles Ltd.	99,426	889,357
CIMIC Group Ltd.[2]	65,306	1,630,137
Cochlear Ltd.	4,045	607,760
Computershare Ltd.	86,576	932,620
Crown Resorts Ltd.	44,577	360,422
CSL Ltd.	13,090	2,042,594
Goodman Group	191,067	1,932,361
Insurance Australia Group Ltd.	561,936	3,309,657
Macquarie Group Ltd.	39,805	3,483,693
Medibank Pvt Ltd.	679,440	1,674,942
Mirvac Group	194,177	426,665
National Australia Bank Ltd.	24,075	468,879
Newcrest Mining Ltd.[1]	168,342	4,062,968
QBE Insurance Group Ltd.	598,603	5,101,535
Rio Tinto PLC	57,155	3,227,626
Santos Ltd.	71,804	353,790
Sonic Healthcare Ltd.	50,223	961,213
South32 Ltd.	193,219	411,124
Sydney Airport	111,707	637,608
Telstra Corp. Ltd.	506,749	1,373,960
Wesfarmers Ltd.	46,722	1,251,217
Woolworths Group Ltd.	109,745	2,675,621
WorleyParsons Ltd.[2]	4,249	46,559
Total Australia common stocks		56,660,347
Austria—1.5%
ams AG*	228,048	11,905,348
OMV AG	37,985	1,900,656
Raiffeisen Bank International AG	60,154	1,410,708
Total Austria common stocks		15,216,712
Belgium—0.9%
Anheuser-Busch InBev SA/N.V.	20,051	2,015,859
KBC Group N.V.[1]	77,194	4,963,404
UCB SA	20,652	1,610,370
Total Belgium common stocks		8,589,633
Canada—0.2%
Constellation Software, Inc.	2,203	2,095,988
China—3.0%
Alibaba Group Holding Ltd., ADR*	36,035	6,238,019
BOC Hong Kong Holdings Ltd.	262,500	1,000,229
BYD Co. Ltd., Class H2	546,874	3,417,213
China Mobile Ltd.	741,500	6,305,993
Ctrip.com International Ltd., ADR*	87,922	3,427,199
Sinopharm Group Co., Class H	161,590	597,333
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
TAL Education Group, ADR*	237,905	$7,660,541
Yangzijiang Shipbuilding Holdings Ltd.	1,332,200	1,373,715
Total China common stocks		30,020,242
Denmark—4.4%
Carlsberg A/S, Class B	13,303	1,817,054
Danske Bank A/S	12,463	184,983
Demant A/S*,2	16,145	475,667
DSV A/S	30,966	2,955,513
Genmab A/S*	75,823	14,042,868
ISS A/S	199,369	5,591,210
Novo Nordisk A/S, ADR	209,852	10,056,108
Novo Nordisk A/S, Class B1	170,525	8,188,494
Vestas Wind Systems A/S	6,705	550,223
Total Denmark common stocks		43,862,120
Finland—1.0%
Kone Oyj, Class B	13,813	786,974
Neste Oyj	86,124	2,850,385
Sampo Oyj, A Shares[1]	136,553	5,670,167
UPM-Kymmene OYJ	9,937	267,852
Total Finland common stocks		9,575,378
France—7.7%
Air Liquide SA	7,494	1,034,444
Airbus SE	12,826	1,813,094
Bureau Veritas SA	86,074	2,144,724
Capgemini SE	7,113	903,097
Cie de Saint-Gobain[2]	259,319	9,934,146
CNP Assurances	35,416	731,984
Danone SA	18,753	1,626,503
Dassault Aviation SA	993	1,364,842
Dassault Systemes SE	25,424	3,867,410
Eiffage SA	6,972	688,920
EssilorLuxottica SA1	47,291	6,401,607
Hermes International	3,904	2,742,264
Ipsen SA	16,141	1,846,736
Kering SA	1,793	926,105
Klepierre SA	25,419	784,093
L'Oreal SA1	19,815	5,301,787
Legrand SA	9,331	657,289
LVMH Moet Hennessy Louis Vuitton SE1	19,085	7,883,236
Pernod Ricard SA	5,359	940,417
Publicis Groupe SA	8,426	415,788
Remy Cointreau SA2	1,529	226,242
Safran SA	13,126	1,884,380
Sanofi	132,015	11,001,054
Societe Generale SA	196,552	4,814,476
Thales SA	11,321	1,275,582
TOTAL SA	49,937	2,588,244
Ubisoft Entertainment SA*	9,823	807,988
Vinci SA	12,478	1,283,534
Wendel SA	4,263	587,385
Total France common stocks		76,477,371

PACE International Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Germany—7.3%
adidas AG	689	$219,614
Allianz SE1	58,107	13,481,345
BASF SE	5,215	346,194
Beiersdorf AG	16,250	1,883,178
Brenntag AG	28,537	1,393,790
Continental AG	52,696	7,224,856
Daimler AG	144,872	7,486,460
Deutsche Boerse AG	9,194	1,276,334
Deutsche Telekom AG	415,343	6,803,765
Evonik Industries AG	207,155	5,894,937
Hannover Rueck SE	4,580	714,188
HOCHTIEF AG	14,556	1,649,462
Infineon Technologies AG	20,780	384,891
KION Group AG	5,812	309,790
Merck KGaA	13,123	1,338,465
MTU Aero Engines AG	5,029	1,253,211
SAP SE1	44,280	5,412,610
Symrise AG	7,695	709,039
United Internet AG	6,211	184,230
Wirecard AG	86,540	14,366,547
Total Germany common stocks		72,332,906
Hong Kong—4.5%
AIA Group Ltd.	94,400	966,256
CK Asset Holdings Ltd.[1]	514,500	3,868,594
CK Hutchison Holdings Ltd.	1,203,500	11,246,682
CK Infrastructure Holdings Ltd.	32,000	248,097
CLP Holdings Ltd.	101,500	1,103,573
Hang Seng Bank Ltd.	110,723	2,631,641
Henderson Land Development Co. Ltd.	199,100	1,029,774
Hong Kong Exchanges & Clearing Ltd.[1]	140,800	4,731,773
Hongkong Land Holdings Ltd.[1]	629,900	3,841,441
Hysan Development Co. Ltd.	55,000	262,022
Jardine Matheson Holdings Ltd.	47,800	2,901,257
Kerry Properties Ltd.	87,500	328,563
Power Assets Holdings Ltd.	248,000	1,772,522
Sun Hung Kai Properties Ltd.	173,000	2,787,954
Techtronic Industries Co. Ltd.	58,000	431,326
WH Group Ltd.[3]	6,055,000	5,893,754
Wharf Real Estate Investment Co. Ltd.	82,000	517,281
Total Hong Kong common stocks		44,562,510
India—0.9%
HDFC Bank Ltd., ADR	76,726	8,821,955
Indonesia—0.2%
Bank Rakyat Indonesia Persero Tbk PT	6,386,265	2,023,667
Israel—0.5%
Check Point Software Technologies Ltd.*	18,644	2,087,196
Israel Discount Bank Ltd., Class A	46,855	202,227
Nice Ltd.*	10,951	1,670,018
Teva Pharmaceutical Industries Ltd., ADR*	99,800	791,414
Total Israel common stocks		4,750,855
	Number of shares	Value
Common stocks—(continued)
Italy—5.0%
Atlantia SpA	100,900	$2,594,679
Enel SpA[1]	2,123,063	14,523,076
Eni SpA[1]	844,339	13,189,671
Ferrari N.V.	13,373	2,153,398
Intesa Sanpaolo SpA	359,213	779,099
Mediobanca Banca di Credito Finanziario SpA	210,064	2,104,009
Moncler SpA	41,874	1,719,356
Pirelli & C SpA[2,3]	1,447,558	8,526,372
Snam SpA	302,659	1,485,986
Terna Rete Elettrica Nazionale SpA	311,445	1,896,660
Total Italy common stocks		48,972,306
Japan—26.8%
ABC-Mart, Inc.	1,100	69,522
Asahi Group Holdings Ltd.[2]	45,900	1,988,155
Asahi Kasei Corp.	45,200	459,814
Astellas Pharma, Inc.[1]	294,800	4,177,874
Bandai Namco Holdings, Inc.[2]	31,000	1,666,537
Bridgestone Corp.	30,600	1,148,739
Calbee, Inc.[2]	10,300	290,578
Canon, Inc.[1]	127,000	3,444,398
Central Japan Railway Co.	5,600	1,125,671
Coca-Cola Bottlers Japan Holdings, Inc.[2]	236,000	5,809,121
Dai-ichi Life Holdings, Inc.	46,000	676,248
Daikin Industries Ltd.	27,100	3,363,564
Denso Corp.	22,300	946,533
East Japan Railway Co.	27,100	2,484,393
Eisai Co. Ltd.	76,900	4,156,267
FANUC Corp.	73,408	13,046,540
Fast Retailing Co. Ltd.	3,700	2,219,350
FUJIFILM Holdings Corp.	186,200	8,825,584
Fujitsu Ltd.	69,200	5,400,255
Hamamatsu Photonics KK	31,600	1,171,876
Hikari Tsushin, Inc.	12,700	2,800,055
Hitachi Ltd.	4,900	173,729
Honda Motor Co. Ltd.	354,500	8,820,143
Hoya Corp.	36,100	2,768,216
Isuzu Motors Ltd.	274,600	3,038,567
ITOCHU Corp.	31,400	597,879
Itochu Techno-Solutions Corp.	62,600	1,604,751
Japan Exchange Group, Inc.	94,000	1,377,616
Japan Post Holdings Co. Ltd.	106,700	1,045,929
Japan Retail Fund Investment Corp.	90	181,326
Japan Tobacco, Inc.[2]	52,900	1,165,584
JXTG Holdings, Inc.	54,200	255,056
Kao Corp.	15,100	1,102,009
Keyence Corp.[1]	34,282	19,672,683
Kirin Holdings Co. Ltd.	25,400	550,882
Koito Manufacturing Co. Ltd.	29,000	1,449,806
Konami Holdings Corp.	7,800	330,953
Kose Corp.	500	85,231
Kubota Corp.	99,500	1,534,839
Kurita Water Industries Ltd.	62,400	1,575,315
Kyocera Corp.	108,800	6,631,062
Kyowa Kirin Co. Ltd.	34,900	575,188
Kyushu Railway Co.	21,900	623,977

PACE International Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
M3, Inc.	33,600	$676,889
Marubeni Corp.	222,000	1,439,130
McDonald's Holdings Co. Japan Ltd.[2]	34,000	1,526,690
Mebuki Financial Group, Inc.	308,200	760,475
Medipal Holdings Corp.	36,700	779,570
Mitsubishi Corp.[1]	96,600	2,593,930
Mitsubishi Electric Corp.	455,200	5,945,244
Mitsubishi Estate Co. Ltd.	101,200	1,862,783
Mitsubishi Heavy Industries Ltd.	11,700	482,639
Mitsubishi UFJ Financial Group, Inc.	201,300	994,221
Mitsui & Co. Ltd.	87,900	1,428,978
Mizuho Financial Group, Inc.	1,180,300	1,675,224
Murata Manufacturing Co. Ltd.	10,500	480,807
Nidec Corp.	10,400	1,390,646
Nintendo Co. Ltd.	6,800	2,501,670
Nippon Building Fund, Inc.	91	638,727
Nippon Telegraph & Telephone Corp.	95,800	4,323,556
Nissan Chemical Corp.	18,700	817,776
Nitto Denko Corp.	15,100	743,673
Nomura Research Institute Ltd.	146,700	2,597,433
NTT DOCOMO, Inc.	92,100	2,208,317
Obayashi Corp.	79,300	751,052
Obic Co. Ltd.	19,300	2,056,422
Ono Pharmaceutical Co. Ltd.	20,700	375,564
Oracle Corp. Japan	4,800	398,544
Oriental Land Co. Ltd.	12,700	1,675,707
Osaka Gas Co. Ltd.	9,800	180,032
Otsuka Corp.	67,300	2,653,771
Otsuka Holdings Co. Ltd.	144,800	5,325,013
Persol Holdings Co. Ltd.	114,600	2,771,825
Recruit Holdings Co. Ltd.	258,697	8,760,120
Resona Holdings, Inc.	483,300	1,970,247
Sankyo Co. Ltd.	29,200	1,005,265
Secom Co. Ltd.	57,000	4,467,146
Seibu Holdings, Inc.	47,500	746,820
Sekisui Chemical Co. Ltd.	290,400	4,292,412
Seven & I Holdings Co. Ltd.	7,800	266,198
Shimano, Inc.[1]	22,600	3,190,650
Shin-Etsu Chemical Co. Ltd.	38,200	3,889,366
Shionogi & Co. Ltd.	58,100	3,216,707
SMC Corp.	4,400	1,594,394
Softbank Corp.	59,900	807,103
SoftBank Group Corp.[1]	72,400	3,696,610
Sohgo Security Services Co. Ltd.	5,400	261,772
Sony Corp.	36,000	2,047,461
Subaru Corp.	16,800	391,545
Sumitomo Corp.[1]	237,000	3,516,763
Sumitomo Electric Industries Ltd.	365,800	4,526,017
Sumitomo Heavy Industries Ltd.	5,100	164,417
Sumitomo Mitsui Financial Group, Inc.[1]	184,600	6,455,420
Sumitomo Mitsui Trust Holdings, Inc.	75,400	2,577,047
Sundrug Co. Ltd.	15,500	428,561
Suzuki Motor Corp.	37,400	1,462,656
T&D Holdings, Inc.	33,500	376,200
Taisei Corp.	10,400	358,807
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Takeda Pharmaceutical Co. Ltd.	252,500	$8,690,012
Tokio Marine Holdings, Inc.	186,400	9,894,298
Tokyo Electron Ltd.	9,200	1,558,226
Tokyo Gas Co. Ltd.	75,900	1,894,591
Tosoh Corp.	36,500	511,579
Toyo Suisan Kaisha Ltd.	8,100	325,726
Trend Micro, Inc.	8,300	361,896
Unicharm Corp.	42,100	1,191,055
USS Co. Ltd.	88,000	1,742,662
Welcia Holdings Co. Ltd.[2]	8,900	413,542
West Japan Railway Co.	2,800	229,200
Yahoo Japan Corp.[2]	581,800	1,704,050
Yakult Honsha Co. Ltd.	14,900	840,059
Yamaha Corp.	8,100	381,854
Yamato Holdings Co. Ltd.	94,500	1,855,264
Total Japan common stocks		264,551,841
Luxembourg—0.0%†
Eurofins Scientific SE2	464	198,481
Macau—0.4%
Galaxy Entertainment Group Ltd.	32,000	217,834
Sands China Ltd.	501,600	2,407,612
Wynn Macau Ltd.	500,800	1,123,710
Total Macau common stocks		3,749,156
Netherlands—5.2%
ASML Holding N.V.[1]	38,294	8,532,832
ASML Holding N.V., NY Registered Shares	32,912	7,333,123
EXOR N.V.[2]	20,535	1,430,085
Heineken N.V.[2]	17,369	1,863,492
ING Groep N.V.	116,286	1,290,280
Koninklijke Ahold Delhaize N.V.[1]	311,214	7,068,577
Koninklijke DSM N.V.	21,249	2,632,497
Koninklijke KPN N.V.[2]	206,198	587,962
Koninklijke Philips N.V.[1]	100,482	4,713,676
Randstad N.V.	12,125	608,600
Royal Dutch Shell PLC, A Shares[1,4]	151,538	4,772,760
Royal Dutch Shell PLC, B Shares[5]	323,875	10,229,592
Total Netherlands common stocks		51,063,476
New Zealand—0.1%
Meridian Energy Ltd.	160,563	494,205
Norway—0.6%
DNB ASA	113,915	2,038,008
Equinor ASA	77,055	1,381,618
Orkla ASA	181,342	1,542,436
Telenor ASA	54,138	1,096,996
Total Norway common stocks		6,059,058
Portugal—0.1%
Galp Energia, SGPS SA	18,439	287,060
Jeronimo Martins, SGPS SA	63,126	1,018,606
Total Portugal common stocks		1,305,666

PACE International Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Singapore—3.6%
Ascendas Real Estate Investment Trust	885,300	$1,965,531
DBS Group Holdings Ltd.	717,668	13,683,650
Genting Singapore Ltd.	2,458,700	1,636,169
Singapore Exchange Ltd.	105,300	604,156
Singapore Technologies Engineering Ltd.	88,100	270,224
Singapore Telecommunications Ltd.	1,915,400	4,620,357
Singapore Telecommunications Ltd.	338,000	813,329
United Overseas Bank Ltd.	615,698	11,730,738
Total Singapore common stocks		35,324,154
South Africa—0.9%
Naspers Ltd., N Shares	36,989	9,016,443
South Korea—0.1%
Amorepacific Corp.	12,118	1,423,869
Spain—2.5%
Amadeus IT Group SA	32,419	2,533,444
Banco Bilbao Vizcaya Argentaria SA	20,677	105,281
Banco Santander SA	2,195,111	9,369,332
Bankinter SA	48,506	314,646
Enagas SA	2,752	60,033
Endesa SA	21,637	534,616
Iberdrola SA2	550,552	5,223,302
Industria de Diseno Textil SA	96,739	2,894,655
Naturgy Energy Group SA	10,773	272,889
Red Electrica Corp. SA	67,606	1,274,633
Repsol SA	123,691	1,961,839
Total Spain common stocks		24,544,670
Sweden—3.4%
Alfa Laval AB	23,270	434,687
Assa Abloy AB, B Shares	12,746	292,357
Atlas Copco AB, A Shares	132,234	4,038,972
Epiroc AB, Class A	33,367	365,629
Hennes & Mauritz AB, B Shares	99,646	1,737,337
Hexagon AB, B Shares	50,492	2,446,455
Industrivarden AB, C Shares	47,329	1,028,215
Investor AB, B Shares[1]	87,326	4,152,046
Lundin Petroleum AB	37,260	1,171,962
Sandvik AB	185,924	2,853,114
Swedish Match AB	50,245	1,917,050
Telefonaktiebolaget LM Ericsson, B Shares	187,181	1,637,697
Telia Co. AB	2,180,887	9,702,002
Volvo AB, B Shares	145,961	2,168,267
Total Sweden common stocks		33,945,790
Switzerland—9.1%
ABB Ltd.	432,095	8,156,722
Alcon, Inc.*	21,306	1,233,822
Barry Callebaut AG	345	673,082
Coca-Cola HBC AG*	72,822	2,505,749
EMS-Chemie Holding AG2	2,009	1,255,581
Geberit AG	3,908	1,804,097
Glencore PLC*	227,924	730,911
Julius Baer Group Ltd.*	234,651	10,027,249
Nestle SA1	108,620	11,523,189
	Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Novartis AG1	122,646	$11,246,494
Partners Group Holding AG1	6,674	5,307,766
Roche Holding AG1	33,571	8,985,784
Schindler Holding AG	2,859	659,090
SGS SA1	1,558	3,847,428
Sonova Holding AG	1,023	235,245
Straumann Holding AG	3,231	2,635,860
Swiss Prime Site AG*	1,305	114,898
Temenos AG*,1	77,663	13,671,999
Zurich Insurance Group AG	13,953	4,853,294
Total Switzerland common stocks		89,468,260
Taiwan—1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	611,000	5,024,284
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	131,406	5,601,838
Total Taiwan common stocks		10,626,122
United Kingdom—13.1%
3i Group PLC[1]	301,910	4,068,243
Admiral Group PLC	62,415	1,641,397
Associated British Foods PLC	27,124	797,217
AstraZeneca PLC	20,920	1,807,358
BAE Systems PLC	100,532	667,907
Barclays PLC	86,729	162,342
Barratt Developments PLC	82,055	640,622
Berkeley Group Holdings PLC	9,848	463,179
BP PLC	1,390,464	9,200,346
British American Tobacco PLC	9,062	322,902
BT Group PLC	85,538	200,360
Bunzl PLC	21,103	550,042
Burberry Group PLC	60,347	1,663,995
Coca-Cola European Partners PLC	41,100	2,272,008
Compass Group PLC	61,228	1,549,099
Croda International PLC[1]	33,522	1,904,179
DCC PLC	26,513	2,235,806
Diageo PLC	39,666	1,654,079
Direct Line Insurance Group PLC	95,758	374,576
Experian PLC	46,185	1,400,752
Fiat Chrysler Automobiles N.V.	90,323	1,210,006
G4S PLC	2,155,989	5,003,941
GlaxoSmithKline PLC	599,579	12,399,847
Halma PLC	15,877	383,421
Hargreaves Lansdown PLC	62,918	1,598,430
HSBC Holdings PLC	210,507	1,685,843
Imperial Brands PLC	18,279	463,922
Informa PLC	31,067	328,930
InterContinental Hotels Group PLC	35,183	2,444,327
Intertek Group PLC	21,954	1,519,750
John Wood Group PLC	791,034	5,097,193
Kingfisher PLC	2,358,190	6,366,844
Legal & General Group PLC	308,245	977,537
Lloyds Banking Group PLC	15,064,979	9,745,287
Meggitt PLC	34,970	252,355
Mondi PLC	67,600	1,472,719
National Grid PLC	266,017	2,726,478
Next PLC	13,370	984,160

PACE International Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
United Kingdom—(concluded)
Persimmon PLC	26,440	$645,099
Prudential PLC	13,410	275,900
Reckitt Benckiser Group PLC	39,160	3,027,196
RELX PLC	68,374	1,621,716
Rolls-Royce Holdings PLC*,5	79,972	835,894
Smith & Nephew PLC	18,183	411,641
SSE PLC	638,315	8,509,810
Tesco PLC	4,125,233	11,174,045
Travis Perkins PLC	169,014	2,798,051
Unilever NV1	94,989	5,505,907
WPP PLC	554,204	6,528,203
Total United Kingdom common stocks		129,570,861
United States—2.2%
Atlassian Corp. PLC, Class A*	38,386	5,378,646
Core Laboratories N.V.	155,938	7,823,410
QIAGEN N.V.*	59,544	2,260,125
Schlumberger Ltd.	169,417	6,771,598
Total United States common stocks		22,233,779
Total common stocks (cost—$1,088,222,624)		1,107,537,821
Preferred stocks—0.5%
Germany—0.5%
Bayerische Motoren Werke AG	7,036	417,737
FUCHS PETROLUB SE	5,881	225,353
Porsche Automobil Holding SE	43,527	2,853,025
Volkswagen AG	4,109	682,803
Total preferred stocks (cost—$4,660,043)		4,178,918
Short-term investment—0.5%
Investment company—0.5%
State Street Institutional U.S. Government Money Market Fund (cost—$5,372,117)	5,372,117	5,372,117
Investment of cash collateral from securities loaned—0.8%
Money market fund—0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$7,817,909)	7,817,909	7,817,909
Total investments before investments sold short (cost—$1,106,072,693)—113.8%		1,124,906,765
Investments sold short—(13.3)%
Common stocks—(13.3)%
Australia—(1.2)%
Coles Group Ltd.	(24,361)	(236,525)
Ramsay Health Care Ltd.	(19,017)	(944,895)
AMP Ltd.	(196,369)	(238,862)
Bendigo & Adelaide Bank Ltd.	(271,521)	(2,125,458)
Tabcorp Holdings Ltd.	(1,072,357)	(3,289,658)
Flight Centre Travel Group Ltd.	(8,464)	(266,185)
Oil Search Ltd.	(197,200)	(954,914)
APA Group	(54,663)	(411,719)
Challenger Ltd.	(219,431)	(1,057,089)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Australia—(concluded)
AusNet Services	(978,241)	$(1,185,193)
Domino's Pizza Enterprises Ltd.	(1,055)	(27,771)
Lendlease Group	(84,142)	(833,987)
Total Australia common stocks		(11,572,256)
Austria—(0.1)%
voestalpine AG	(40,712)	(1,074,771)
Belgium—(0.4)%
Umicore SA	(53,669)	(1,680,033)
Ageas	(37,079)	(1,990,640)
Total Belgium common stocks		(3,670,673)
Denmark—(0.4)%
Novozymes A/S, B Shares	(44,375)	(2,052,129)
AP Moller—Maersk A/S, Class B	(1,396)	(1,567,496)
Total Denmark common stocks		(3,619,625)
Finland—(0.2)%
Stora Enso Oyj	(27,390)	(315,434)
Nokia OYJ	(213,563)	(1,151,031)
Wartsila OYJ Abp	(30,174)	(379,098)
Total Finland common stocks		(1,845,563)
France—(1.0)%
Cie de Saint-Gobain	(7,302)	(279,729)
Atos SE	(7,650)	(615,144)
JCDecaux SA	(35,234)	(1,014,414)
Suez	(24,966)	(365,956)
Ingenico Group SA	(3,763)	(356,537)
Sodexo SA	(32,217)	(3,698,587)
Cie Generale des Etablissements Michelin SCA	(3,821)	(422,401)
Societe BIC SA	(2,589)	(180,424)
Imerys SA	(3,835)	(160,320)
Covivio	(5,119)	(523,322)
Iliad SA	(3,428)	(354,401)
Bollore SA	(384,751)	(1,654,561)
Getlink SE	(41,350)	(597,063)
Total France common stocks		(10,222,859)
Germany—(0.5)%
E.ON SE	(145,121)	(1,445,233)
LANXESS AG	(19,338)	(1,151,046)
thyssenkrupp AG	(55,790)	(713,973)
Deutsche Lufthansa AG	(19,890)	(315,217)
Daimler AG	(9,975)	(515,472)
GEA Group AG	(30,159)	(748,548)
Total Germany common stocks		(4,889,489)
Hong Kong—(0.4)%
Vitasoy International Holdings Ltd.	(52,000)	(244,796)
Yue Yuen Industrial Holdings Ltd.	(225,500)	(631,836)
Jardine Matheson Holdings Ltd.	(23,600)	(1,432,420)
PCCW Ltd.	(610,000)	(347,885)
Link REIT	(64,500)	(750,211)
Total Hong Kong common stocks		(3,407,148)

PACE International Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Ireland—(0.4)%
Kerry Group PLC, Class A	(6,304)	$(733,504)
James Hardie Industries PLC	(219,124)	(2,963,630)
Flutter Entertainment PLC	(2,613)	(206,393)
Total Ireland common stocks		(3,903,527)
Japan—(5.8)%
Mitsui OSK Lines Ltd.	(14,000)	(343,364)
Nippon Yusen KK	(55,300)	(921,326)
Toppan Printing Co. Ltd.	(59,600)	(968,731)
Nippon Steel Corp.	(200)	(3,133)
Hulic Co. Ltd.	(27,700)	(237,953)
Tohoku Electric Power Co., Inc.	(51,900)	(519,302)
Panasonic Corp.	(73,000)	(615,548)
NGK Insulators Ltd.	(12,800)	(190,372)
Sharp Corp.	(7,100)	(89,053)
Tokyu Fudosan Holdings Corp.	(32,600)	(188,594)
Coca-Cola Bottlers Japan Holdings, Inc.	(93,100)	(2,291,649)
Renesas Electronics Corp.	(22,200)	(130,475)
Daiwa House REIT Investment Corp.	(582)	(1,424,470)
Daiwa Securities Group, Inc.	(137,200)	(591,543)
Maruichi Steel Tube Ltd.	(35,500)	(934,611)
Shimamura Co. Ltd.	(14,700)	(1,039,421)
Yamazaki Baking Co. Ltd.	(72,900)	(1,107,009)
Iida Group Holdings Co. Ltd.	(102,100)	(1,674,705)
Daicel Corp.	(112,700)	(953,674)
Daiwa House Industry Co. Ltd.	(200)	(5,686)
SBI Holdings, Inc.	(115,400)	(2,623,729)
Inpex Corp.	(13,600)	(119,277)
FamilyMart UNY Holdings Co. Ltd.	(59,300)	(1,266,042)
JSR Corp.	(65,600)	(1,083,377)
Hitachi Chemical Co. Ltd.	(69,200)	(1,892,294)
Aeon Mall Co. Ltd.	(48,500)	(744,559)
Nippon Electric Glass Co. Ltd.	(22,000)	(491,993)
Rohm Co. Ltd.	(6,300)	(439,061)
Sekisui Chemical Co. Ltd.	(55,400)	(818,869)
Yamaha Motor Co. Ltd.	(25,300)	(443,633)
JTEKT Corp.	(33,700)	(399,567)
Tokyo Century Corp.	(9,600)	(396,816)
J Front Retailing Co. Ltd.	(58,400)	(685,602)
Otsuka Holdings Co. Ltd.	(15,500)	(570,012)
Aeon Co. Ltd.	(23,600)	(408,380)
Kintetsu Group Holdings Co. Ltd.	(26,900)	(1,275,414)
Taiyo Nippon Sanso Corp.	(41,300)	(846,823)
Odakyu Electric Railway Co. Ltd.	(15,800)	(352,752)
Toho Gas Co. Ltd.	(14,900)	(566,571)
Kawasaki Heavy Industries Ltd.	(23,800)	(517,836)
Seiko Epson Corp.	(33,400)	(491,502)
JGC Corp.	(99,000)	(1,288,919)
Park24 Co. Ltd.	(27,900)	(603,012)
Chubu Electric Power Co., Inc.	(40,300)	(568,889)
Pan Pacific International Holdings Corp.	(28,400)	(1,816,894)
Fujitsu Ltd.	(32,300)	(2,520,639)
Hitachi Metals Ltd.	(134,500)	(1,414,045)
Japan Airport Terminal Co. Ltd.	(25,700)	(1,062,624)
Kansai Paint Co. Ltd.	(43,200)	(853,061)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
NH Foods Ltd.	(6,700)	$(248,489)
Yamada Denki Co. Ltd.	(404,600)	(1,784,676)
Kyushu Electric Power Co., Inc.	(214,400)	(2,130,344)
Marui Group Co. Ltd.	(12,100)	(261,419)
MISUMI Group, Inc.	(90,100)	(2,021,981)
Nomura Holdings, Inc.	(181,300)	(582,737)
Suntory Beverage & Food Ltd.	(5,800)	(230,135)
Chugoku Electric Power Co., Inc./The	(184,500)	(2,302,422)
Isetan Mitsukoshi Holdings Ltd.	(31,900)	(253,602)
AEON Financial Service Co. Ltd.	(4,000)	(64,529)
Casio Computer Co. Ltd.	(27,100)	(309,165)
Credit Saison Co. Ltd.	(72,700)	(883,826)
IHI Corp.	(14,000)	(333,600)
Mitsubishi Materials Corp.	(29,200)	(803,163)
Nissan Motor Co. Ltd.	(140,300)	(911,939)
Ricoh Co. Ltd.	(150,000)	(1,373,903)
Electric Power Development Co. Ltd.	(49,800)	(1,114,830)
Nomura Real Estate Holdings, Inc.	(50,700)	(1,026,674)
Total Japan common stocks		(57,430,245)
Luxembourg—(0.1)%
Tenaris SA	(83,838)	(1,050,405)
Macau—(0.1)%
SJM Holdings Ltd.	(1,255,000)	(1,362,400)
Mexico—(0.0)%†
Fresnillo PLC	(43,342)	(312,825)
Netherlands—(0.0)%†
Koninklijke Vopak N.V.	(8,497)	(418,945)
New Zealand—(0.1)%
Fletcher Building Ltd.	(127,509)	(414,433)
Ryman Healthcare Ltd.	(60,113)	(506,859)
Total New Zealand common stocks		(921,292)
Norway—(0.1)%
Norsk Hydro ASA	(173,831)	(591,249)
Yara International ASA	(10,682)	(500,445)
Total Norway common stocks		(1,091,694)
Portugal—(0.1)%
EDP—Energias de Portugal SA	(271,247)	(992,932)
Singapore—(0.7)%
City Developments Ltd.	(204,000)	(1,431,540)
UOL Group Ltd.	(330,300)	(1,755,424)
Wilmar International Ltd.	(818,900)	(2,367,136)
Sembcorp Industries Ltd.	(425,900)	(720,613)
Golden Agri-Resources Ltd.	(2,799,400)	(597,926)
CapitaLand Mall Trust	(91,100)	(173,133)
Suntec Real Estate Investment Trust	(160,300)	(221,565)
Total Singapore common stocks		(7,267,337)
Spain—(0.4)%
Ferrovial SA	(146,990)	(3,823,774)

PACE International Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Sweden—(0.3)%
Skanska AB, B Shares	(27,324)	$(510,167)
Electrolux AB, Series B	(33,290)	(769,236)
Husqvarna AB, B Shares	(195,861)	(1,734,318)
Total Sweden common stocks		(3,013,721)
Switzerland—(0.5)%
Swiss Re AG	(12,010)	(1,163,010)
STMicroelectronics N.V.	(8,866)	(162,486)
Pargesa Holding SA	(6,904)	(518,183)
Swisscom AG	(2,620)	(1,269,762)
Swiss Life Holding AG	(2,471)	(1,194,084)
Dufry AG	(11,830)	(1,037,510)
Total Switzerland common stocks		(5,345,035)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United Kingdom—(0.5)%
St James's Place PLC	(38,469)	$(459,044)
Weir Group PLC/The	(13,394)	(242,148)
Ocado Group PLC	(43,900)	(662,647)
Kingfisher PLC	(625,900)	(1,689,859)
Land Securities Group PLC	(166,456)	(1,610,917)
Whitbread PLC	(5,959)	(327,348)
Total United Kingdom common stocks		(4,991,963)
Total investments sold short (proceeds—$140,623,331)		(132,228,479)
Liabilities in excess of other assets—(0.5)%		(4,481,106)
Net assets—100.0%		$988,197,180

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the page 261.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$76,359,043	$1,031,178,778	$—	$1,107,537,821
Preferred stocks	—	4,178,918	—	4,178,918
Short-term investment	—	5,372,117	—	5,372,117
Investment of cash collateral from securities loaned	—	7,817,909	—	7,817,909
Total	$76,359,043	$1,048,547,722	$—	$1,124,906,765
Liabilities
Investments sold short	$—	$(132,228,479)	$—	$(132,228,479)

At July 31, 2019, $1,035,357,696 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $14,420,127, represented 1.5% of the Fund's net assets at period end.

4  Security is traded on the Amsterdam Exchange.

5  Security is traded on the London Exchange.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned -2.70% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned -2.18%, and the Lipper Emerging Markets Funds category posted a median return of -2.59%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 216. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2

The portfolio underperformed its benchmark during the reporting period. Sector allocation was a detractor to relative performance, particularly the underweight to energy and modest overweight to Health Care, the latter being the worst performing sector in the benchmark. Stocks selection was generally positive across most sectors but detractors included weak stock selection within the REITS and Utilities sectors. From a country perspective, stock selection within India was the most significant detractor, which offset positive contribution from positioning within Korea and China.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG")

RWC Asset Advisors (US) LLC ("RWC") (Effective September 11, 2019)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jack Murphy;

LMCG: Gordon Johnson and Shannon Ericson

RWC: John Malloy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

(continued on next page)

PACE International Emerging Markets Equity Investments

Investment process:
(concluded)

• A strategy that invests in mid and large cap companies with a quality growth orientation.

• A strategy that uses a bottom-up quantitative approach.

• A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.91)%	0.00%	3.06%
Class Y2	(2.74)	0.24	3.31
Class P3	(2.70)	0.24	3.21
After deducting maximum sales charge
Class A1	(8.23)	(1.12)	2.48
MSCI Emerging Markets Index (net)[4]	(2.18)	1.84	4.56
Lipper Emerging Markets Funds median	(2.59)	1.72	4.48

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.21%	0.47%	4.34%
Class Y2	0.43	0.71	4.58
Class P3	0.49	0.71	4.49
After deducting maximum sales charge
Class A1	(5.29)	(0.65)	3.75

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, supplemented from time to time, were as follows: Class A—1.72% and 1.70%; Class Y—1.45% and 1.45%; and Class P—1.50% and 1.45%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.70%; Class Y—1.45%; and Class P—1.45%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index (net) over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE International Emerging Markets Equity Investments

PACE International Emerging Markets Equity Investments

Portfolio statistics—July 31, 2019 (unaudited)

Top ten holdings[1]	Percentage of net assets
Alibaba Group Holding Ltd., ADR	4.2%
Tencent Holdings Ltd.	3.9
Samsung Electronics Co. Ltd.	3.3
Taiwan Semiconductor Manufacturing Co. Ltd.	3.0
Ping An Insurance Group Co. of China Ltd., Class H	2.8
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.9
PT Bank Rakyat Indonesia Persero Tbk	1.2
LG Chem Ltd.	1.1
Naspers Ltd., N Shares	1.1
Infosys Ltd.	1.1
Total	23.6%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
China	30.1%
India	13.1
Taiwan	10.4
Brazil	10.0
South Korea	8.6
Total	72.2%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2019

Common stocks
Aerospace & defense	0.8%
Auto components	1.2
Automobiles	1.4
Banks	14.1
Beverages	1.5
Capital markets	0.7
Chemicals	2.5
Construction & engineering	1.3
Construction materials	0.8
Consumer finance	0.9
Diversified consumer services	1.0
Diversified financial services	0.6
Diversified telecommunication services	1.4
Electric utilities	0.2
Electrical equipment	0.4
Electronic equipment, instruments & components	1.3
Entertainment	1.3
Equity real estate investment trusts	0.5
Food & staples retailing	2.7
Food products	2.5
Gas utilities	0.4
Health care providers & services	0.6
Hotels, restaurants & leisure	3.2
Household durables	1.5
Household products	0.9
Independent power and renewable electricity producers	0.2
Industrial conglomerates	1.2
Insurance	6.0
Interactive media & services	4.4
Internet & direct marketing retail	5.3
IT services	3.3
Machinery	0.2
Common stocks—(concluded)
Media	0.2%
Metals & mining	2.6
Multi-utilities	0.1
Oil, gas & consumable fuels	4.9
Paper & forest products	1.3
Personal products	0.8
Pharmaceuticals	3.6
Real estate management & development	1.8
Semiconductors & semiconductor equipment	5.7
Specialty retail	0.4
Technology hardware, storage & peripherals	3.6
Textiles, apparel & luxury goods	1.6
Thrifts & mortgage finance	1.7
Trading companies & distributors	0.2
Transportation infrastructure	1.7
Wireless telecommunication services	1.1
Total common stocks	95.6
Preferred stocks
Banks	1.2
Diversified telecommunication services	0.3
Food & staples retailing	0.3
Technology hardware, storage & peripherals	0.2
Total preferred stocks	2.0
Exchange traded fund	0.6
Short-term investment	1.6
Investment of cash collateral from securities loaned	0.9
Total investments	100.7
Liabilities in excess of other assets	(0.7)
Net assets	100.0%

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—95.6%
Australia—0.3%
Oil Search Ltd.	217,824	$1,054,783
Brazil—8.2%
AMBEV SA, ADR	288,152	1,518,561
Atacadao SA	198,900	1,220,079
B3 SA—Brasil Bolsa Balcao	204,500	2,260,761
BB Seguridade Participacoes SA	171,200	1,455,695
CCR SA	157,045	615,201
Cosan SA	93,600	1,247,886
Embraer SA, ADR	154,474	3,120,375
Hypera SA	378,400	2,992,417
IRB Brasil Resseguros S/A	140,000	3,485,005
Itau Unibanco Holdings SA, PRF ADR	152,306	1,393,600
Kroton Educacional SA	422,100	1,389,174
MRV Engenharia e Participacoes SA	240,400	1,277,480
Odontoprev SA	156,600	718,095
Raia Drogasil SA	72,900	1,585,659
Smiles Fidelidade SA	62,800	648,841
Suzano SA	261,400	2,100,734
Sul America SA	146,000	1,607,536
WEG SA	239,700	1,496,103
YDUQS Part	164,000	1,473,974
Total Brazil common stocks		31,607,176
China—30.1%
Alibaba Group Holding Ltd., ADR*	93,468	16,180,245
Anhui Conch Cement Co. Ltd., Class H	233,500	1,348,284
Anta Sports Products Ltd.	238,000	1,776,654
Bank of China Ltd., Class H	2,519,000	1,022,935
Bank of Communications Co. Ltd., Class H	1,355,000	985,828
Brilliance China Automotive Holdings Ltd.	752,000	819,538
China CITIC Bank Corp. Ltd., Class H	1,963,000	1,087,585
China Communications Services Corp. Ltd., Class H	1,072,000	746,336
China Construction Bank Corp., Class H	5,248,000	4,029,048
China Everbright Bank Co. Ltd., Class H	2,572,000	1,156,672
China International Travel Service Corp. Ltd., Class A	198,335	2,588,476
China Medical System Holdings Ltd.	1,510,000	1,440,388
China Merchants Bank Co. Ltd., Class H	660,000	3,269,573
China Minsheng Banking Corp. Ltd., Class H	1,291,000	889,253
China Mobile Ltd.	376,500	3,201,897
China National Building Material Co. Ltd., Class H	1,488,000	1,304,566
China Petroleum & Chemical Corp., Class H	1,762,000	1,131,222
China State Construction International Holdings Ltd.	515,750	529,795
CITIC Ltd.	737,000	975,838
CNOOC Ltd.	2,082,000	3,432,726
CSPC Pharmaceutical Group Ltd.	1,696,000	2,943,197
Dongyue Group Ltd.	1,151,000	619,685
ENN Energy Holdings Ltd.	156,000	1,604,678
Fosun International Ltd.	792,000	1,035,349
Guangzhou R&F Properties Co. Ltd., Class H1	701,600	1,269,399
Guotai Junan Securities Co. Ltd., Class H2	365,800	591,325
Hengan International Group Co. Ltd.	231,000	1,747,199
Huaneng Power International, Inc., Class H	1,636,000	952,077
Huazhu Group Ltd., ADR	59,656	1,954,331
Industrial & Commercial Bank of China Ltd., Class H	1,290,000	866,294
Jiangsu Expressway Co. Ltd., Class H	554,000	746,434
Jiangsu Hengrui Medicine Co. Ltd., Class A	115,764	1,116,225
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Jiangxi Copper Co. Ltd., Class H	637,000	$788,353
Kweichow Moutai Co. Ltd., Class A	21,700	3,043,276
Midea Group Co. Ltd., Class A	380,300	2,995,444
NetEase, Inc., ADR	7,674	1,771,313
People's Insurance Co. Group of China Ltd./The, Class H	2,611,000	1,095,318
Ping An Insurance Group Co. of China Ltd., Class H	930,000	10,960,802
PPDAI Group, Inc., ADR	174,337	676,428
SAIC Motor Corp. Ltd., Class A	330,297	1,184,958
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	467,200	898,398
Shenzhou International Group Holdings Ltd.	147,000	2,027,528
Shimao Property Holdings Ltd.	424,500	1,172,384
Sinopharm Group Co. Ltd., Class H	243,200	899,012
Sinotruk Hong Kong Ltd.[1]	542,500	795,502
TAL Education Group, ADR*	35,519	1,143,712
Tencent Holdings Ltd.	322,600	15,030,890
Tencent Music Entertainment Group, ADR*,1	141,505	2,019,276
Tingyi Cayman Islands Holding Corp.	1,048,000	1,564,051
Tsingtao Brewery Co. Ltd., Class H	182,000	1,064,472
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H2	322,400	1,623,727
Yuexiu Property Co. Ltd.	5,020,000	1,134,812
Yum China Holdings, Inc.	32,613	1,483,891
Total China common stocks		116,736,599
Czech Republic—0.2%
Komercni banka A.S.	19,345	746,223
Hong Kong—1.1%
Haier Electronics Group Co. Ltd.	607,000	1,426,622
WH Group Ltd.[2]	3,029,500	2,948,824
Total Hong Kong common stocks		4,375,446
Hungary—0.6%
OTP Bank Nyrt	39,997	1,665,713
Richter Gedeon Nyrt	40,864	717,984
Total Hungary common stocks		2,383,697
India—13.1%
Asian Paints Ltd.	53,232	1,172,626
Bajaj Auto Ltd.	46,993	1,713,547
Bajaj Finance Ltd.	40,669	1,912,687
Britannia Industries Ltd.	23,407	884,088
Coal India Ltd.	255,172	756,569
Dr Reddy's Laboratories Ltd.	34,609	1,288,186
HCL Technologies Ltd.	167,910	2,517,994
HDFC Bank Ltd.	71,225	2,323,327
HDFC Life Insurance Co. Ltd.[2]	178,062	1,272,655
Hero MotoCorp Ltd.	28,212	961,902
Hindalco Industries Ltd.	396,109	1,090,970
Hindustan Unilever Ltd.	62,869	1,575,212
Housing Development Finance Corp. Ltd.	118,133	3,631,903
Indiabulls Housing Finance Ltd.	366,640	2,833,492
IndusInd Bank Ltd.	111,818	2,286,600

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
India—(concluded)
Infosys Ltd.	378,114	$4,315,400
Infosys Ltd., ADR	158,025	1,788,843
Larsen & Toubro Ltd.	33,839	679,687
Lupin Ltd.	169,771	1,884,904
Maruti Suzuki India Ltd.	9,485	751,414
Motherson Sumi Systems Ltd.	478,720	738,685
MRF Ltd.	1,708	1,326,193
Muthoot Finance Ltd.	93,478	822,584
NIIT Technologies Ltd.	69,813	1,217,713
Petronet LNG Ltd.	359,341	1,231,617
Power Grid Corp. of India Ltd.	244,997	748,951
PVR Ltd.	31,657	696,346
REC Ltd.	535,635	1,087,669
Tata Consultancy Services Ltd.	53,413	1,709,645
Tech Mahindra Ltd.	131,275	1,209,518
UPL Ltd.	222,291	1,916,747
Vedanta Ltd.	1,076,645	2,394,162
Total India common stocks		50,741,836
Indonesia—2.8%
PT Bank Rakyat Indonesia Persero Tbk	14,932,400	4,731,748
PT Telekomunikasi Indonesia Persero Tbk	11,598,600	3,539,679
PT Unilever Indonesia Tbk	668,600	2,071,761
PT Waskita Beton Precast Tbk	13,898,061	358,218
Total Indonesia common stocks		10,701,406
Macau—0.8%
Sands China Ltd.	638,000	3,062,314
Malaysia—1.1%
AMMB Holdings Berhad	1,061,300	1,085,600
Genting Malaysia Berhad	1,551,100	1,448,981
Malayan Banking Berhad	423,726	886,361
Telekom Malaysia Berhad	954,200	943,700
Total Malaysia common stocks		4,364,642
Mexico—2.7%
Fibra Uno Administracion SA de C.V.	1,631,041	2,096,278
Grupo Aeroportuario del Centro Norte SAB de C.V.	124,100	764,205
Grupo Aeroportuario del Pacifico SAB de C.V., Class B	164,900	1,654,787
Grupo Financiero Banorte SAB de C.V., Class O	692,650	3,487,150
Wal-Mart de Mexico SAB de C.V.	839,838	2,477,826
Total Mexico common stocks		10,480,246
Peru—0.8%
Credicorp Ltd.	14,357	3,129,682
Philippines—0.2%
SM Prime Holdings, Inc.	1,218,700	871,313
Poland—0.3%
Powszechna Kasa Oszczednosci Bank Polski SA	96,023	1,011,173
Qatar—0.1%
Qatar Electricity & Water Co. QSC	110,110	472,227
	Number of shares	Value
Common stocks—(continued)
Romania—0.1%
Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR[3]	42,165	$316,238
Russia—3.4%
Gazprom PJSC, ADR[4]	468,006	3,421,124
Gazprom PJSC, ADR[5]	321,441	2,349,541
Lukoil PJSC, ADR[4,5]	20,536	1,685,349
Lukoil PJSC, ADR[4]	14,605	1,189,577
MMC Norilsk Nickel PJSC, ADR	35,678	821,978
Mobile TeleSystems PJSC, ADR	132,625	1,083,546
Severstal PJSC, GDR[3]	53,358	855,720
Yandex N.V., Class A*	48,725	1,910,995
Total Russia common stocks		13,317,830
South Africa—5.6%
Anglo American PLC	21,817	534,613
AVI Ltd.	119,902	725,417
Barloworld Ltd.	98,245	823,580
Bid Corp. Ltd.	97,318	2,035,615
Bidvest Group Ltd./The	108,402	1,388,159
Capitec Bank Holdings Ltd.	21,128	1,735,609
Clicks Group Ltd.	86,729	1,231,761
Exxaro Resources Ltd.	90,534	1,049,822
FirstRand Ltd.	304,184	1,301,547
Impala Platinum Holdings Ltd.*	273,049	1,456,675
Kumba Iron Ore Ltd.[1]	31,591	1,039,677
Mr Price Group Ltd.	74,381	913,045
Naspers Ltd., N Shares	17,865	4,354,775
Rand Merchant Investment Holdings Ltd.	416,759	893,999
Sasol Ltd.[1]	68,287	1,476,608
Truworths International Ltd.	150,163	650,195
Total South Africa common stocks		21,611,097
South Korea—8.4%
Daelim Industrial Co. Ltd.	14,935	1,326,858
DGB Financial Group, Inc.	108,084	686,307
Hankook Tire & Technology Co. Ltd.	26,057	679,166
Hyundai Mobis Co. Ltd.	6,307	1,276,233
Industrial Bank of Korea	79,829	884,230
Kangwon Land, Inc.	19,033	493,786
Korea Zinc Co. Ltd.	3,069	1,143,436
LG Chem Ltd.	15,520	4,389,485
LG Household & Health Care Ltd.	1,244	1,317,178
LG Uplus Corp.	71,506	783,057
NHN Corp.*	9,875	518,248
Samsung Electronics Co. Ltd.	341,621	12,938,795
Samsung Fire & Marine Insurance Co. Ltd.	6,728	1,493,575
SFA Engineering Corp.	25,308	800,559
Shinhan Financial Group Co. Ltd.	108,148	3,961,311
Total South Korea common stocks		32,692,224
Taiwan—10.4%
ASE Technology Holding Co. Ltd.	943,000	2,101,111
Asia Optical Co., Inc.	317,000	839,235
China Life Insurance Co. Ltd.	1,423,487	1,173,094
Chinatrust Financial Holding Co. Ltd.	2,510,934	1,632,170
E.Sun Financial Holding Co. Ltd.	1,603,438	1,335,540

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Taiwan—(concluded)
Feng TAY Enterprise Co. Ltd.	205,700	$1,367,917
Makalot Industrial Co. Ltd.	151,200	882,801
Mega Financial Holding Co. Ltd.	1,175,118	1,208,366
Synnex Technology International Corp.	639,000	784,462
Taiwan High Speed Rail Corp.	697,000	929,004
Taiwan Semiconductor Manufacturing Co. Ltd.	1,426,156	11,727,353
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	170,185	7,254,987
Tong Yang Industry Co. Ltd.	547,000	799,054
Tripod Technology Corp.	290,000	964,032
Uni-President Enterprises Corp.	1,420,000	3,675,622
Unimicron Technology Corp.	1,414,000	1,707,116
United Microelectronics Corp.	2,285,000	1,014,532
Wistron Corp.	1,367,755	1,016,119
Total Taiwan common stocks		40,412,515
Thailand—3.4%
Airports of Thailand PCL	738,100	1,727,953
CP ALL PCL	704,400	1,986,887
Kasikornbank PCL, NVDR	231,900	1,294,462
Kiatnakin Bank PCL, NVDR	355,300	840,294
Land & Houses PCL[3,6]	2,667,600	980,129
Minor International PCL, NVDR	1,071,300	1,393,799
Quality Houses PCL, NVDR	7,737,400	762,306
Siam Commercial Bank PCL/The, NVDR	308,900	1,375,883
Sino-Thai Engineering & Construction PCL, NVDR	1,000,900	827,082
Supalai PCL, NVDR	1,154,600	823,614
Thanachart Capital PCL, NVDR	492,100	940,220
Total Thailand common stocks		12,952,629
Turkey—0.8%
Tekfen Holding A.S.	195,718	826,498
Turkiye Is Bankasi A.S., Class C*	1,025,595	1,141,902
Turkiye Sise ve Cam Fabrikalari A.S.	1,274,398	1,124,708
Total Turkey common stocks		3,093,108
United Arab Emirates—0.4%
First Abu Dhabi Bank PJSC	330,250	1,428,406
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—0.8%
Mondi PLC	105,357	$2,295,285
Mondi PLC	34,619	751,379
Total United Kingdom common stocks		3,046,664
Total common stocks (cost—$342,904,059)		370,609,474
Preferred stocks—2.0%
Brazil—1.8%
Banco do Estado do Rio Grande do Sul SA, Class B	201,500	1,241,308
Cia Brasileira de Distribuicao	49,700	1,218,294
Itausa—Investimentos Itau SA	1,023,530	3,344,405
Telefonica Brasil SA	94,000	1,288,194
Total Brazil preferred stocks		7,092,201
South Korea—0.2%
Samsung Electronics Co. Ltd.	19,590	605,856
Total preferred stocks (cost—$6,841,013)		7,698,057
Exchange traded fund—0.6%
iShares MSCI Emerging Markets ETF (cost—$2,363,203)	57,262	2,391,834
Short-term investment—1.6%
Investment company—1.6%
State Street Institutional U.S. Government Money Market Fund (cost—$6,132,341)	6,132,341	6,132,341
Investment of cash collateral from securities loaned—0.9%
Money market fund—0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$3,378,043)	3,378,043	3,378,043
Total investments (cost—$361,618,659)—100.7%		390,209,749
Liabilities in excess of other assets—(0.7)%		(2,552,049)
Net assets—100.0%		$387,657,700

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the page 261.

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$92,106,579	$278,502,895	$—	$370,609,474
Preferred stocks	7,092,201	605,856	—	7,698,057
Exchange traded fund	2,391,834	—	—	2,391,834
Short-term investment	—	6,132,341	—	6,132,341
Investment of cash collateral from securities loaned	—	3,378,043	—	3,378,043
Total	$101,590,614	$288,619,135	$—	$390,209,749

Liabilities

At July 31, 2019, $279,108,751 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $6,436,531, represented 1.7% of the Portfolio's net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Security is traded on the Turquoise Exchange.

5  Security is traded on the over-the-counter ("OTC") market.

6  Illiquid investment at period end. Illiquid assets, in the amount of $980,129 represented 0.3% of the Portfolio's net assets at period end.

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned 4.92% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 8.13%, while the Lipper Global Real Estate Funds category posted a median return of 8.00%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 226. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. stock selection and an overweight exposure to the office sector was the largest detractor from returns. Stock selection within the diversified sector was also a headwind for relative performance, largely driven by an overweight in the UK. Stock selection and underweight exposure to the industrial sector also detracted from performance. Conversely, by sector, retail was the leading contributor to results. Limited exposure to the sector was beneficial, as stocks in the group continued to exhibit weakness. A combination of positive stock selection and overweight exposure to the health care sector also contributed to returns, as did positive stock selection within the residential sector.

By region, Hong Kong/China (stock selection) and the UK (overweight exposure) were leading detractors from performance. In contrast, Continental Europe (underweight exposure and stock selection) and Australia/New Zealand (stock selection) were leading contributors to relative returns.

By security, an overweight to Land Securities Group PLC (diversified, UK) was the leading detractor from performance. The stock lagged amid weakness related to Brexit uncertainty. Non-benchmark holding SOHO China Ltd. (office, China) was also a headwind for relative returns. An overweight exposure to RLJ Lodging Trust (hotel, US) detracted as well. Conversely, not owning Unibail-Rodamco-Westfield (retail, France) was the most additive for relative results, as the issues that have plagued US retail real estate now appears to be spreading to Europe. Overweights to Simon Property Group, Inc. (retail, US) and Dexus (diversified, Australia) were also leading contributors over the period.

The Portfolio did not use/utilize derivatives during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brookfield Public Securities Group LLC (f/k/a Brookfield Investment Management Inc.) ("Brookfield")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

The subadvisor utilizes a strategy that involves achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry.

PACE Global Real Estate Securities Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.53%	3.99%	8.91%
Class P2	4.92	4.25	9.20
After deducting maximum sales charge
Class A1	(1.28)	2.81	8.30
FTSE EPRA Nareit Developed Index[3]	8.13	5.81	10.44
Lipper Global Real Estate Funds median	8.00	4.85	9.49

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.21%	4.18%	10.01%
Class P2	5.48	4.45	10.29
After deducting maximum sales charge
Class A1	(0.52)	3.02	9.38

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—1.50% and 1.45%; and Class P—1.53% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2019 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The FTSE EPRA Nareit Developed Index is designed to measure the stock performance of companies engaged in certain real estate activities of the North American, UK, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class P shares versus the FTSE EPRA Nareit Developed Index over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Global Real Estate Securities Investments

*  The performance graph has been changed from Class A to Class P as Class P shares hold the most assets out of the Portfolio.

PACE Global Real Estate Securities Investments

Portfolio statistics—July 31, 2019 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Vonovia SE	3.6%
Kilroy Realty Corp.	3.6
AvalonBay Communities, Inc.	3.3
Mid-America Apartment Communities, Inc.	3.3
Public Storage	3.1
Ventas, Inc.	2.9
Mitsubishi Estate Co. Ltd.	2.8
Americold Realty Trust	2.7
Mitsui Fudosan Co. Ltd.	2.6
Essex Property Trust, Inc.	2.6
Total	30.5%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	54.0%
Japan	11.8
Hong Kong	7.2
United Kingdom	7.2
Germany	6.5
Total	86.7%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2019

Common stocks
Apartments	14.5%
Diversified	16.4
Health care	10.8
Hotels	4.1
Hotels & motels	1.0
Office property	16.0
Real estate management/service	6.4
Real estate operations/development	11.3
Regional malls	1.5
Shopping centers	2.0
Single Tenant	1.1
Storage	4.2
Warehouse/industrial	10.2
Total common stocks	99.5
Investment company	0.7
Investment of cash collateral from securities loaned	0.8
Total investments	101.0
Liabilities in excess of other assets	(1.0)
Net assets	100.0%

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—99.5%
Australia—3.9%
Dexus	268,731	$2,403,518
GPT Group/The	563,900	2,393,603
Total Australia common stocks		4,797,121
Canada—3.5%
Allied Properties Real Estate Investment Trust	34,400	1,275,339
Granite Real Estate Investment Trust	65,383	3,038,788
Total Canada common stocks		4,314,127
China—0.7%
SOHO China Ltd.	2,540,500	812,253
France—1.0%
Gecina SA	8,263	1,263,870
Germany—6.5%
Alstria office REIT-AG	159,342	2,570,736
Grand City Properties SA	43,646	983,288
Vonovia SE	90,339	4,410,739
Total Germany common stocks		7,964,763
Hong Kong—7.2%
CK Asset Holdings Ltd.	315,804	2,374,572
Hongkong Land Holdings Ltd.	285,100	1,738,681
Sun Hung Kai Properties Ltd.	184,457	2,972,588
Wharf Real Estate Investment Co. Ltd.	262,308	1,654,719
Total Hong Kong common stocks		8,740,560
Japan—11.8%
Advance Residence Investment Corp.[1]	288	891,399
GLP J-Reit	1,606	1,790,937
Hulic Reit, Inc.	411	733,988
Invincible Investment Corp.	2,295	1,317,236
Kenedix Office Investment Corp.	86	617,622
Kenedix Residential Next Investment Corp.[1]	694	1,227,684
Mitsubishi Estate Co. Ltd.	181,473	3,340,363
Mitsui Fudosan Co. Ltd.	140,875	3,180,138
Nippon Accommodations Fund, Inc.	205	1,206,992
Total Japan common stocks		14,306,359
Singapore—3.3%
CapitaLand Commercial Trust	1,195,190	1,785,210
City Developments Ltd.	181,172	1,271,348
Keppel REIT	1,035,641	932,817
Total Singapore common stocks		3,989,375
Spain—1.1%
Merlin Properties Socimi SA	95,887	1,309,203
United Kingdom—7.2%
British Land Co. PLC/The	149,632	923,728
Derwent London PLC	43,764	1,550,274
Great Portland Estates PLC	188,416	1,513,485
Land Securities Group PLC	102,198	989,045
Segro PLC	104,710	971,534
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Tritax Big Box REIT PLC	951,467	$1,768,422
Tritax EuroBox PLC[2]	880,065	995,766
Total United Kingdom common stocks		8,712,254
United States—53.3%
Alexandria Real Estate Equities, Inc.	10,600	1,551,416
Americold Realty Trust	97,741	3,277,256
AvalonBay Communities, Inc.	19,400	4,050,526
Cousins Properties, Inc.	34,050	1,197,879
CubeSmart	38,200	1,296,890
Digital Realty Trust, Inc.	15,900	1,818,324
Equity Residential	23,215	1,831,431
Essex Property Trust, Inc.	10,401	3,143,390
HCP, Inc.	84,500	2,698,085
Highwoods Properties, Inc.	56,700	2,570,211
Hudson Pacific Properties, Inc.	62,300	2,199,190
Kilroy Realty Corp.	54,807	4,354,964
MGM Growth Properties LLC, Class A	80,238	2,395,907
Mid-America Apartment Communities, Inc.	33,888	3,993,362
Omega Healthcare Investors, Inc.	33,200	1,205,160
Park Hotels & Resorts, Inc.	100,122	2,644,222
Physicians Realty Trust	160,974	2,770,363
Prologis, Inc.	31,000	2,498,910
Public Storage	15,500	3,762,780
Regency Centers Corp.	37,000	2,467,900
Simon Property Group, Inc.	10,991	1,782,740
Spirit Realty Capital, Inc.[1]	29,800	1,314,776
Ventas, Inc.	53,286	3,585,615
VEREIT, Inc.	197,040	1,797,005
VICI Properties, Inc.	83,522	1,782,360
Welltower, Inc.	35,020	2,910,862
Total United States common stocks		64,901,524
Total common stocks (cost—$115,952,651)		121,111,409
Short-term investment—0.7%
Investment companies—0.7%
State Street Institutional U.S. Government Money Market Fund (cost—$878,088)	878,088	878,088
Investment of cash collateral from securities loaned—0.8%
Money market fund—0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$923,457)	923,457	923,457
Total investments (cost—$117,754,196)—101.0%		122,912,954
Liabilities in excess of other assets—(1.0)%		(1,234,955)
Net assets—100.0%		$121,677,999

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$69,215,651	$51,895,758	$—	$121,111,409
Short-term investment	—	878,088	—	878,088
Investment of cash collateral from securities loaned	—	923,457	—	923,457
Total	$69,215,651	$53,697,303	$—	$122,912,954

At July 31, 2019, $51,895,758 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $995,766, represented 0.8% of the Fund's net assets at period end.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance

For the 12 months ended July 31, 2019, the Portfolio's Class P shares returned 0.90% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE Three-Month US Treasury Bill Index (the "benchmark") returned 2.33%, the Bloomberg Barclays Global Aggregate Index returned 5.73%, the MSCI World Index (net) returned 3.62%, the HFRI Fund of Funds Composite Index (net) returned 1.66%, and the Lipper Alternative Multi-Strategy Funds category posted a median return of 1.80%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 235. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Advisor's comments2,3

The Fund outperformed the benchmark during the reporting period. The primary drivers of return were allocations to fundamental long/short, market neutral equity and global macro strategies. The long/short equity allocations benefited from having modestly positive beta to the equity markets which generally produced positive returns during the reporting period, despite a sharp correction in the fourth quarter of 2018. The allocations also benefited from positive stock selection on the long side in stocks such as Abbott Laboratories and Airbus, while short positions generally detracted from performance. The market neutral allocation generated particularly strong returns during the reporting period. This was driven by contributions from industrials, such as a long position in Air Canada, and positioning in information technology. Shorts were also additive such as a significant short position in AltaGas stock (utilities), whose value declined by half over the investment horizon. This was partially offset by positioning in the energy sector, despite strong underlying fundamentals, and positioning in the forestry sector, as lumber prices declined and growth in US housing did not materialize. Global macro strategies benefited the most from interest rate strategies, led by European duration and US real yields. The dovish stance from central banks due to concerns about growth and inflation continued to provide a favorable backdrop for the fixed income market. Credit was also a strong contributor to performance. Credit in general was supported by expectations for further quantitative easing (QE) measures and interest rate cuts. Currency strategies were also additive for global macro results. The Korean won was negatively

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Subadvisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Wells Capital Management Incorporated (f/k/a Analytic Investors, LLC) ("WellsCap"); First Quadrant L.P. ("First Quadrant"); Standard Life Investments (Corporate Funds) Limited ("Aberdeen Standard Investments"); AQR Capital Management, LLC ("AQR") (through October 19, 2018); Sirios Capital Management, L.P. ("Sirios");

Principal Global Investors, LLC d/b/a Macro Currency Group ("MCG") (through November 6, 2018);

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ")

Kettle Hill Capital Management, LLC ("Kettle Hill")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee CFA, Betty Chen and Russell Sinder

WellsCap: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Jeppe Ladekarl;

Aberdeen Standard Investments: Guy Stern and Roger Sadewsky;

(continued on next page)

PACE Alternative Strategies Investments

Advisor's comments – concluded

impacted by US-China trade tensions, driving contributions from a US dollar and Indian rupee versus Korean won position. The Japanese yen, a perceived safe haven currency, thrived in the risk-off markets, driving contributions from a Japanese yen versus Australian dollar position. Equity positions, both directional and relative value, detracted from returns.

While not a major driver of returns, allocations to currency strategies were also additive over the reporting period. Positions in the Norwegian krone and Japanese yen were particularly additive for results. A persistent short position in the Norwegian krone was driven by weakness in the price of oil which had reduced the attractiveness of Norwegian equities as well as trade receipts. The Norwegian krone plunged alongside the energy complex in November 2018, benefiting performance. Positioning in the Japanese yen benefited from a well-timed rotation from short to long positioning at the end of November 2018 since demand for safe-havens increased significantly in December 2018 as a result of the sharp market correction in the fourth quarter of 2018. This was partially offset by a long position in the New Zealand dollar which struggled due to a somewhat-surprising rate cut in mid-April followed by a backslide in US-China trade negotiations which prompted a selloff in risk currencies.

The primary detractors from return were allocations to quantitative strategies such as a low volatility long/short equity strategy, a style premia strategy and managed futures. Both the equity strategy and the style premia strategy were negatively impacted by the underperformance of the value style factor which underperformed growth and momentum during the reporting period. This impacted stock selection in the equity strategy which was particularly weak in the US, Japan and Switzerland. In general, the low beta tilt positively impacted performance during the period, as low beta securities outperformed their high beta counterparts. (Beta is a measure of volatility or risk relative to the market as a whole.)

There is significant use of derivatives in the Fund, including but not limited to options, futures, forwards, and swaps. Derivative use is relied upon for risk management and efficient implementation purposes.

Portfolio Management
Team (concluded)

AQR: Clifford Asness, John Liew, Brian Hurst, Yao Hua Ooi and Ari Levine;

MCG: Mark Farrington and David Petitcolin;

Aviva: Peter Fitzgerald, James McAlevey and Mark Robertson
PCJ: Nereo Piticco, Adam Posman, Heiki Altosaar, Kevin Kingsley and Jenny Yan

Kettle Hill: Andrew Y. Kurita

UBS AM sleeve: Mabel Lung, Gina Toth, Fred Lee, Betty Chen and Russell Sinder;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

PACE Alternative Strategies Investments

Investment process

The main strategies of the subadvisors include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "currency strategy" that seeks to produce absolute return from investing in currency markets.

• A "global multi-asset strategy" that involves achieving a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes.

• A "managed futures strategy" in which the subadvisor takes both long and short positions in a portfolio of futures contracts, futures related instruments, forward contracts and swaps across different asset classes.

• A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk adjusted return while demonstrating low correlation with, and lower volatility than, traditional long only investment portfolios.

• A "diversified currency strategy" that seeks to produce absolute returns from a blend of a fundamental discretionary process and a fundamental systematic process by investing in developed market currency instruments.

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.52%	0.96%	2.75%
Class Y2	0.80	1.26	3.03
Class P3	0.90	1.22	3.02
After deducting maximum sales charge
Class A1	(5.00)	(0.18)	2.17
FTSE Three-Month US Treasury Bill Index[4]	2.33	0.88	0.48
Bloomberg Barclays Global Aggregate Index[5]	5.73	1.33	2.63
MSCI World Index (net)[6]	3.62	7.05	9.87
HFRI Fund of Funds Composite Index (net)[7]	1.66	2.41	3.13
Lipper Alternative Multi-Strategy Funds median	1.80	1.16	3.11

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/19	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.16%	0.77%	2.99%
Class Y2	1.35	1.05	3.25
Class P3	1.36	1.03	3.25
After deducting maximum sales charge
Class A1	(4.37)	(0.36)	2.40

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2018 prospectuses, were as follows: Class A—2.50% and 2.41%; Class Y—2.25% and 2.16%; and Class P—2.27% and 2.18%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2019 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Class A—1.88%; Class Y—1.63%; and Class P—1.63%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The FTSE Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The HFRI Fund of Funds Composite Index is an index of Fund of Funds strategies which invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of vesting with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the FTSE Three-Month US Treasury Bill Index, the Bloomberg Barclays Global Aggregate Index, the MSCI World Index (net) and the HFRI Fund of Funds Composite Index (net) over the 10 years ended July 31, 2019. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Alternative Strategies Investments

PACE Alternative Strategies Investments

Portfolio statistics—July 31, 2019 (unaudited)

Top ten equity holdings (long holdings)[1]	Percentage of net assets
Empire Co. Ltd.	0.8%
Berkshire Hathaway, Inc., Class B	0.8
Intelsat SA	0.7
JPMorgan Chase & Co.	0.7
SunTrust Banks, Inc.	0.7
Air Canada	0.7
BJ's Wholesale Club Holdings, Inc.	0.6
Abbott Laboratories	0.5
International Flavors & Fragrances, Inc.	0.5
Union Pacific Corp	0.5
Total	6.5%
Top ten equity holdings (short holdings)[1]	Percentage of net assets
Agnico Eagle Mines Ltd.	(0.4)%
TELUS Corp.	(0.3)
Takeda Pharmaceutical Co. Ltd.	(0.3)
Marvell Technology Group Ltd.	(0.3)
Noble Energy, Inc.	(0.3)
Freeport-McMoRan, Inc.	(0.3)
Alnylam Pharmaceuticals, Inc.	(0.3)
Valeo SA	(0.3)
Seattle Genetics, Inc.	(0.2)
BCE, Inc.	(0.2)
Total	(2.9)%
Top ten long-term fixed income holdings[1]	Percentage of net assets
French Republic Government Bond OAT, 1.500% due 05/25/50	0.7%
French Republic Government Bond OAT, 2.000% due 05/25/48	0.5
Mexican Bonos, 10.000% due 12/05/24	0.3
Indonesia Treasury Bond, 7.000% due 05/15/22	0.2
Mexican Bonos, 8.000% due 11/07/47	0.2
Indonesia Treasury Bond, 8.250% due 07/15/21	0.2
US Treasury Inflation Index Bond (TIPS), 2.125% due 02/15/41	0.2
Indonesia Treasury Bond, 7.000% due 05/15/27	0.2
US Treasury Inflation Index Bond (TIPS), 0.875% due 02/15/47	0.2
Mexican Bonos, 8.000% due 12/07/23	0.1
Total	2.8%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	73.9%
Canada	9.3
France	3.0
Japan	2.8
Spain	1.5
Total	90.5%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(13.8)%
Canada	(6.3)
Japan	(0.6)
United Kingdom	(0.3)
France	(0.2)
Total	(21.2)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2019

Common stocks
Aerospace & defense	1.7%
Airlines	0.9
Auto components	0.2
Banks	2.1
Beverages	1.1
Biotechnology	0.5
Building products	0.1
Capital markets	1.4
Chemicals	0.9
Commercial services & supplies	0.5
Communications equipment	0.3
Construction & engineering	0.4
Containers & packaging	0.4
Diversified consumer services	0.2
Diversified financial services	1.6
Diversified telecommunication services	1.3
Electric utilities	0.8
Electrical equipment	0.1
Electronic equipment, instruments & components	0.6
Energy equipment & services	0.1
Entertainment	1.5
Equity real estate investment trusts	2.5
Food & staples retailing	1.8
Food products	0.5
Gas utilities	0.3
Health care equipment & supplies	2.5
Health care providers & services	0.5
Health care technology	0.2
Hotels, restaurants & leisure	1.7
Household durables	0.1
Household products	0.0	†
Independent power and renewable electricity producers	0.2
Industrial conglomerates	0.1
Insurance	1.9
Interactive media & services	0.4
Internet & direct marketing retail	0.1
IT services	2.7
Leisure products	0.5
Life sciences tools & services	0.5
Machinery	0.1
Media	1.3
Metals & mining	1.2
Multiline retail	0.1
Oil, gas & consumable fuels	2.2
Common stocks—(concluded)
Paper & forest products	0.2%
Pharmaceuticals	1.0
Professional services	0.8
Real estate management & development	0.3
Road & rail	2.3
Semiconductors & semiconductor equipment	1.0
Software	2.3
Specialty retail	1.5
Technology hardware, storage & peripherals	0.7
Textiles, apparel & luxury goods	1.2
Tobacco	0.0	†
Trading companies & distributors	0.4
Transportation infrastructure	0.0	†
Wireless telecommunication services	0.4
Total common stocks	50.2
Preferred stocks
Aerospace & defense	0.0	†
Automobiles	0.0	†
Health care equipment & supplies	0.0	†
Total preferred stocks	0.0	†
Investment companies	12.1
US government obligations	1.1
Corporate bonds
Banking-non-US	1.4
Diversified financial services	0.1
Oil & gas	0.1
Total corporate bonds	1.6
Non-US government obligations	2.7
Time deposits	4.5
Short-term US government obligations	6.9
Short-term investment
Investment company	29.8
Options purchased
Call options	0.1
Put options	0.0	†
Total options purchased	0.1
Foreign exchange options purchased
Put options	0.0	†
Total foreign exchange options purchased	0.0	†

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2019

Investments sold short Common stocks
Aerospace & defense	(0.3)%
Air freight & logistics	(0.1)
Airlines	(0.5)
Auto components	(0.6)
Automobiles	(0.2)
Banks	(0.1)
Beverages	(0.1)
Biotechnology	(0.9)
Building products	(0.1)
Capital markets	(0.9)
Chemicals	(0.2)
Commercial services & supplies	(0.3)
Communications equipment	(0.1)
Construction & engineering	(0.0)†
Containers & packaging	(0.1)
Diversified consumer services	(0.1)
Diversified financial services	(0.1)
Diversified telecommunication services	(0.8)
Electric utilities	(0.1)
Electrical equipment	(0.3)
Energy equipment & services	(0.4)
Entertainment	(0.3)
Equity real estate investment trusts	(0.7)
Food & staples retailing	(0.5)
Food products	(0.2)
Gas utilities	(0.1)
Health care equipment & supplies	(0.2)
Health care providers & services	(0.1)
Investments sold short—(concluded) Common stocks—(concluded)
Hotels, restaurants & leisure	(0.6)%
Household products	(0.1)
Independent power and renewable electricity producers	(0.1)
Industrial conglomerates	(0.0)†
Internet & direct marketing retail	(0.3)
IT services	(0.0)†
Leisure products	(0.1)
Machinery	(0.4)
Media	(0.1)
Metals & mining	(0.9)
Multi-utilities	(0.1)
Multiline retail	(0.4)
Oil, gas & consumable fuels	(1.4)
Paper & forest products	(0.2)
Pharmaceuticals	(0.3)
Professional services	(0.2)
Real estate management & development	(0.1)
Road & rail	(0.3)
Semiconductors & semiconductor equipment	(0.6)
Specialty retail	(0.4)
Textiles, apparel & luxury goods	(0.2)
Tobacco	(0.0)†
Trading companies & distributors	(0.2)
Investment companies	(6.7)
Total investments sold short	(22.1)
Other assets in excess of liabilities	13.1
Net assets	100.0%

†  Amount represents less than 0.05%.

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—50.2%
Australia—1.0%
Aristocrat Leisure Ltd.	10,993	$228,754
Aurizon Holdings Ltd.	573,727	2,252,285
BHP Group PLC	3,872	92,322
Computershare Ltd.	608	6,550
Fortescue Metals Group Ltd.	68,889	387,859
Rio Tinto Ltd.	26,463	1,771,099
Treasury Wine Estates Ltd.	42,967	516,633
Total Australia common stocks		5,255,502
Austria—0.0%†
OMV AG	463	23,167
Belgium—0.0%†
Ageas	609	32,695
Colruyt SA	190	9,900
Galapagos N.V.*	155	26,897
Groupe Bruxelles Lambert SA	262	24,700
Proximus SADP	510	14,541
Solvay SA	238	24,370
Umicore SA	659	20,629
Total Belgium common stocks		153,732
Bermuda—0.0%†
RenaissanceRe Holdings Ltd.[1]	776	140,572
Canada—8.9%
Air Canada*,1	100,234	3,448,724
Alimentation Couche-Tard, Inc., Class B	4,867	298,333
Badger Daylighting Ltd.[1]	54,180	1,956,523
Brookfield Asset Management, Inc., Class A1	27,040	1,324,956
Canada Goose Holdings, Inc.*,1	13,620	637,280
Canadian Apartment Properties REIT[1]	27,010	996,861
Canadian Natural Resources Ltd.[1]	26,100	661,103
Canadian Pacific Railway Ltd.[1]	11,000	2,624,490
Cenovus Energy, Inc.[1]	27,500	255,664
CGI, Inc.*	6,500	500,280
Colliers International Group, Inc.[1]	9,450	685,692
Cominar Real Estate Investment Trust[1]	54,800	517,772
Constellation Software, Inc.	1,600	1,522,279
Descartes Systems Group, Inc./The*,1	56,820	2,064,342
Element Fleet Management Corp.[1]	340,930	2,593,527
Empire Co. Ltd.[1]	169,940	4,497,654
Enerplus Corp.[1]	118,560	784,867
Entertainment One Ltd.	30,506	162,916
First Capital Realty, Inc.	7,700	127,478
H&R Real Estate Investment Trust	15,900	273,232
Hardwoods Distribution, Inc.[1]	76,529	724,236
Interfor Corp.*,1	75,339	683,291
InterRent Real Estate Investment Trust[1]	119,420	1,332,821
Kelt Exploration Ltd.*,1	258,300	818,074
Kinaxis, Inc.*,1	6,730	423,340
Kirkland Lake Gold Ltd.	26,500	1,095,901
Manulife Financial Corp.	51,000	923,549
Maple Leaf Foods, Inc.[1]	13,520	317,051
Martinrea International, Inc.[1]	12,560	102,874
Minto Apartment Real Estate Investment Trust[1]	16,500	253,789
Norbord, Inc.[1]	21,570	499,561
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
Northland Power, Inc.[1]	54,086	$1,029,429
NuVista Energy Ltd.*,1	323,620	666,954
Open Text Corp.	8,000	341,203
Open Text Corp.[1]	15,000	639,450
Park Lawn Corp.[1]	48,700	1,018,058
Pembina Pipeline Corp.[1]	29,300	1,063,297
Power Corp. of Canada	52,100	1,104,530
Power Financial Corp.	18,200	398,392
Quebecor, Inc., Class B	8,300	188,036
Restaurant Brands International, Inc.[1]	15,724	1,158,859
RioCan Real Estate Investment Trust	76,700	1,512,149
Shaw Communications, Inc., Class B1	67,470	1,322,510
SmartCentres Real Estate Investment Trust	36,600	898,223
Summit Industrial Income REIT[1]	27,600	272,905
Tidewater Midstream and Infrastructure Ltd.[1]	643,194	623,798
Tree Island Steel Ltd.[1]	129,110	214,238
Troilus Gold Corp.*,1	329,500	204,720
Well Health Technologies Corp.*,1	135,020	165,732
Wheaton Precious Metals Corp.[1]	16,150	421,838
WPT Industrial Real Estate Investment Trust	69,000	965,310
Total Canada common stocks		47,318,091
China—0.2%
Alibaba Group Holding Ltd., ADR*	658	113,906
Ping An Insurance (Group) Co. of China Ltd., Class H	28,000	330,003
Shenzhou International Group Holdings Ltd.	24,025	331,370
Tencent Holdings Ltd.	3,665	170,763
Yangzijiang Shipbuilding Holdings Ltd.	15,500	15,983
Total China common stocks		962,025
Denmark—0.1%
H Lundbeck A/S	11,251	433,722
Tryg A/S	9,292	283,603
Total Denmark common stocks		717,325
Finland—0.0%†
Elisa Oyj	488	22,922
Fortum Oyj	1,418	32,529
Nokian Renkaat Oyj*	425	12,184
Stora Enso Oyj, R Shares	1,986	22,872
Wartsila Oyj Abp	1,473	18,506
Total Finland common stocks		109,013
France—1.5%
Accor SA	657	29,312
Aeroports de Paris	91	15,644
Airbus SE	17,987	2,542,658
Alstom SA	524	22,568
Arkema SA	233	20,971
Atos SE	307	24,686
Bureau Veritas SA	927	23,098
Covivio	201	20,549
Edenred	777	38,991
Eiffage SA	318	31,422
Electricite de France SA	1,591	19,695

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Eutelsat Communications SA	46,166	$882,539
Gecina SA	177	27,073
Getlink SE	1,417	20,461
Ingenico Group SA	194	18,381
Ipsen SA	118	13,501
Kering SA	424	219,001
Klepierre	676	20,852
Natixis SA	3,002	12,039
Orpea	1,713	214,018
Rubis SCA	297	16,736
Safran SA	11,966	1,717,850
SCOR SE	12,503	513,804
Sodexho SA	276	31,686
Suez	1,249	18,308
Teleperformance	190	39,803
Thales SA	2,199	247,770
Total SA	4,809	249,251
Ubisoft Entertainment SA*	2,942	241,993
Valeo SA	722	22,499
Vinci SA	3,551	365,269
Vivendi SA	10,060	279,417
Worldline SA*,2	271	19,365
Total France common stocks		7,981,210
Germany—0.2%
Adidas AG	550	175,309
Aroundtown SA	2,602	20,758
Brenntag AG	501	24,470
Commerzbank AG	3,224	21,877
Covestro AG2	549	24,760
Delivery Hero SE*,2	429	20,607
Deutsche Lufthansa AG	770	12,203
Evonik Industries AG	540	15,367
GEA Group AG	480	11,914
Hannover Rueck SE	195	30,407
HUGO BOSS AG	205	12,884
KION Group AG	211	11,247
Knorr-Bremse AG	156	15,822
LANXESS AG	267	15,892
LEG Immobilien AG	205	23,641
METRO AG	8,715	134,052
ProSiebenSat.1 Media SE	752	9,714
Puma SE	273	19,019
Rheinmetall AG	141	16,000
Scout24 AG2	327	18,085
Siemens Healthineers AG2	486	20,177
thyssenKrupp AG	1,596	20,425
United Internet AG	405	12,013
Vonovia SE	8,714	425,455
Zalando SE*,2	478	21,867
Total Germany common stocks		1,133,965
Ghana—0.0%†
Tullow Oil PLC	47,997	112,462
	Number of shares	Value
Common stocks—(continued)
Hong Kong—0.1%
Hang Lung Group Ltd.	28,400	$72,949
Kerry Properties Ltd.	24,500	91,998
Vitasoy International Holdings Ltd.	44,000	207,135
Total Hong Kong common stocks		372,082
Ireland—0.0%†
Bank of Ireland Group PLC	3,010	13,282
Flutter Entertainment PLC*	260	20,537
Kingspan Group PLC	503	24,602
Smurfit Kappa Group PLC	717	22,558
Total Ireland common stocks		80,979
Israel—0.2%
Check Point Software Technologies Ltd.*	5,003	560,086
Nice Ltd., ADR*	1,590	242,825
Total Israel common stocks		802,911
Italy—0.1%
Davide Campari-Milano SpA	1,509	14,034
Eni SpA	15,669	244,770
FinecoBank Banca Fineco SpA	1,613	16,046
Leonardo SpA	1,308	15,925
Mediobanca Banca di Credito Finanziario SpA	2,280	22,837
Moncler SpA	619	25,416
Poste Italiane SpA[2]	1,514	16,158
Prysmian SpA	12,605	259,494
Telecom Italia SpA*	32,618	18,339
Terna Rete Elettrica Nazionale SpA	4,572	27,843
Total Italy common stocks		660,862
Japan—2.8%
Asahi Group Holdings Ltd.	3,847	166,633
Central Japan Railway Co.	9,000	1,809,113
Chubu Electric Power Co., Inc.	67,000	945,796
Fukuoka Financial Group, Inc.	36,600	670,235
Hoya Corp.	6,200	475,428
Inpex Corp.	106,000	929,658
Japan Post Holdings Co. Ltd.	21,900	214,675
Kansai Electric Power Co., Inc./The	3,800	46,928
KDDI Corp.	89,800	2,343,016
Konica Minolta, Inc.	91,500	758,275
Marubeni Corp.	197,600	1,280,956
Mitsubishi Heavy Industries Ltd.	10,000	412,512
Mitsui Fudosan Co. Ltd.	11,302	255,133
MS&AD Insurance Group Holdings, Inc.	9,700	317,952
Nintendo Co. Ltd.	3,389	1,246,788
Nippon Express Co. Ltd.	4,600	259,258
Osaka Gas Co. Ltd.	17,000	312,300
Ricoh Co. Ltd.	13,300	121,819
Shionogi & Co. Ltd.	5,566	308,162
Showa Denko K.K.	6,000	160,964
Sumitomo Heavy Industries Ltd.	7,000	225,670
T&D Holdings, Inc.	23,600	265,024
Tokio Marine Holdings, Inc.	3,100	164,551
Trend Micro, Inc.	17,300	754,313
Welcia Holdings Co. Ltd.	11,000	511,119
Total Japan common stocks		14,956,278

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
Luxembourg—0.3%
Eurofins Scientific SE	37	$15,827
SES SA	82,518	1,362,822
Tenaris SA	1,514	18,969
Total Luxembourg common stocks		1,397,618
Netherlands—0.3%
Aegon N.V.	5,816	28,661
Argenx SE*	122	17,139
ASR Nederland N.V.	10,952	411,538
EXOR N.V.	367	25,558
Heineken Holding N.V.	325	32,841
InterXion Holding N.V.*	1,161	87,423
Koninklijke DSM N.V.	1,662	205,902
Koninklijke KPN N.V.	11,436	32,609
Randstad N.V.	385	19,325
Royal Dutch Shell PLC, A Shares	8,978	281,825
Royal Dutch Shell PLC, B Shares	6,074	191,847
Total Netherlands common stocks		1,334,668
Norway—0.1%
Telenor ASA	13,362	270,754
Portugal—0.1%
EDP—Energias de Portugal SA	8,245	30,182
Galp Energia, SGPS SA	12,753	198,540
Total Portugal common stocks		228,722
Singapore—0.1%
ComfortDelGro Corp. Ltd.	369,600	724,411
South Korea—0.2%
Samsung Electronics Co. Ltd.	11,544	437,226
SK Hynix, Inc.	7,036	450,403
Total South Korea common stocks		887,629
Spain—1.1%
Banco de Sabadell SA	18,245	15,935
Bankinter SA	2,093	13,577
Cellnex Telecom SA*,2	54,898	2,053,093
Enagas SA	46,940	1,023,956
Endesa SA	1,026	25,351
Grifols SA	956	30,983
Merlin Properties Socimi SA	1,184	16,166
Naturgy Energy Group SA	1,116	28,269
Red Electrica Corp. SA	119,946	2,261,442
Repsol SA	15,717	249,284
Total Spain common stocks		5,718,056
Sweden—0.1%
Industrivarden AB, C Shares	14,382	312,447
Lundin Petroleum AB	3,224	101,406
Telefonaktiebolaget LM Ericsson, B Shares	2,012	17,604
Total Sweden common stocks		431,457
Switzerland—0.9%
Alcon, Inc.*	34,163	2,007,076
Nestle SA	4,577	485,561
	Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Roche Holding AG	8,088	$2,164,875
Swatch Group AG/The	1,113	60,694
Zurich Insurance Group AG	606	210,786
Total Switzerland common stocks		4,928,992
United Kingdom—0.8%
AstraZeneca PLC	2,733	236,114
Auto Trader Group PLC[2]	85,504	561,298
BP PLC	36,821	243,635
Cineworld Group PLC	71,410	221,673
Coca-Cola European Partners PLC[1]	42,302	2,338,454
GlaxoSmithKline PLC	16,395	339,064
RELX PLC	14,473	343,275
Total United Kingdom common stocks		4,283,513
United States—31.1%
Abbott Laboratories	31,603	2,752,621
AbbVie, Inc.	667	44,436
Accenture PLC, Class A	288	55,463
Adobe, Inc.*	220	65,749
AES Corp.[1]	12,841	215,600
Agilent Technologies, Inc.[1]	11,506	798,631
Alliance Data Systems Corp.[1]	9,318	1,462,181
Alphabet, Inc., Class A*	135	164,457
Alphabet, Inc., Class C*	514	625,374
Amazon.com, Inc.*	186	347,221
American Axle & Manufacturing Holdings, Inc.*	94,680	1,142,788
American Tower Corp.	1,582	334,783
Amgen, Inc.[1]	5,616	1,047,833
Apache Corp.	47,284	1,154,675
Apple, Inc.	3,036	646,789
Arrow Electronics, Inc.*,1	2,852	207,084
AT&T, Inc.	3,296	112,229
Athene Holding Ltd., Class A*,1	3,585	146,483
Autodesk, Inc.*	1,187	185,374
Bank of America Corp.	21,356	655,202
Bausch Health Cos., Inc.*,1	12,900	309,213
Baxter International, Inc.	6,297	528,759
Becton, Dickinson and Co.	3,503	885,558
Berkshire Hathaway, Inc., Class B*	20,185	4,146,605
Best Buy Co., Inc.[1]	14,152	1,083,053
BJ's Wholesale Club Holdings, Inc.*	139,686	3,291,002
Blackstone Group, Inc./The, Class A	2,439	117,023
Bloomin' Brands, Inc.	39,113	666,094
Boeing Co./The	236	80,518
Boston Scientific Corp.*	42,758	1,815,505
Broadcom, Inc.	178	51,618
Brookfield Property REIT, Inc., Class A1	33,254	642,135
Brunswick Corp.	29,984	1,474,013
Burford Capital Ltd.	10,609	193,196
Burlington Stores, Inc.*	1,411	255,038
Cadence BanCorp	13,561	232,436
Cadence Design Systems, Inc.*,1	5,929	438,212
Callaway Golf Co.	56,769	1,041,143
Capri Holdings Ltd.*,1	27,738	987,195
CDW Corp.[1]	3,065	362,160

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Charles Schwab Corp./The	4,351	$188,050
Chevron Corp.	2,959	364,283
Children's Place, Inc./The	6,041	590,024
Cisco Systems, Inc.	1,933	107,088
Citigroup, Inc.	4,007	285,138
Citrix Systems, Inc.[1]	15,080	1,421,139
CME Group, Inc.	1,448	281,520
CMS Energy Corp.	7,774	452,602
Coca-Cola Co./The	5,124	269,676
Comcast Corp., Class A	2,046	88,326
Comerica, Inc.	197	14,420
Commercial Metals Co.	21,617	378,514
Constellation Brands, Inc., Class A	3,860	759,725
CoreSite Realty Corp.	2,180	228,486
Costco Wholesale Corp.	198	54,575
Cott Corp.	111,005	1,419,754
Crown Castle International Corp.	1,939	258,391
Crown Holdings, Inc.*	4,760	304,688
CyrusOne, Inc.	3,003	172,372
Danaher Corp.	15,590	2,190,395
Darden Restaurants, Inc.[1]	13,705	1,665,980
Delta Air Lines, Inc.[1]	12,180	743,467
Digital Realty Trust, Inc.	2,153	246,217
Discovery, Inc., Class A*,1	13,921	421,946
Discovery, Inc., Class C*,1	37,189	1,050,217
DISH Network Corp., Class A*	50,081	1,695,743
Domino's Pizza, Inc.[1]	5,313	1,299,188
DXC Technology Co.[1]	21,756	1,213,332
E*TRADE Financial Corp.[1]	29,620	1,445,160
Elanco Animal Health, Inc.*	22,319	735,634
Electronic Arts, Inc.*	13,249	1,225,533
Eli Lilly & Co.	2,238	243,830
EnerSys	4,216	287,152
EPAM Systems, Inc.*,1	7,829	1,517,182
Equifax, Inc.	11,688	1,625,684
Equinix, Inc.	1,373	689,383
Erie Indemnity Co., Class A1	6,985	1,556,048
Evo Payments, Inc., Class A*	3,133	97,499
Extended Stay America, Inc.	128,250	2,144,340
Exxon Mobil Corp.	5,229	388,828
F5 Networks, Inc.*,1	5,926	869,463
Facebook, Inc., Class A*	1,085	210,740
Fidelity National Information Services, Inc.[1]	4,608	614,080
FireEye, Inc.*	18,005	270,075
First Republic Bank	1,744	173,284
First Solar, Inc.*	26,323	1,697,570
Fiserv, Inc.*,1	24,290	2,560,895
Fortinet, Inc.*,1	11,545	927,179
Fox Corp, Class B*,1	1,425	53,010
G-III Apparel Group Ltd.*	40,373	1,157,090
Gap, Inc./The[1]	52,512	1,023,984
Garmin Ltd.[1]	7,037	553,038
General Dynamics Corp.	5,723	1,064,135
General Mills, Inc.	21,911	1,163,693
Gilead Sciences, Inc.[1]	19,378	1,269,647
Graphic Packaging Holding Co.	112,998	1,679,150
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
GrubHub, Inc.*	3,350	$226,561
Hanesbrands, Inc.	12,529	201,592
HCP, Inc.[1]	63,819	2,037,741
HEICO Corp.[1]	774	105,845
HEICO Corp., Class A1	8,934	941,554
Hess Corp.	4,956	321,347
Home Depot, Inc./The[1]	5,197	1,110,547
Honeywell International, Inc.	2,045	352,681
IAA, Inc.*	40,423	1,889,775
IAC/InterActiveCorp*,1	1,818	434,593
IHS Markit Ltd.*	7,069	455,385
Intel Corp.	2,022	102,212
Intelsat SA*	163,274	3,696,523
Intercontinental Exchange, Inc.	3,641	319,898
International Business Machines Corp.[1]	1,754	260,013
International Flavors & Fragrances, Inc.	18,902	2,721,699
Jefferies Financial Group, Inc.[1]	64,487	1,375,508
Johnson & Johnson	2,610	339,874
JPMorgan Chase & Co.[1]	30,698	3,560,968
Kansas City Southern	2,393	296,110
Keysight Technologies, Inc.*	21,954	1,965,322
Kohl's Corp.[1]	14,010	754,579
Lamb Weston Holdings, Inc.[1]	5,088	341,507
LogMeIn, Inc.	3,486	264,831
Lululemon Athletica, Inc.*,1	12,869	2,459,137
Madison Square Garden Co./The, Class A*	5,924	1,718,197
Marvell Technology Group Ltd.	8,976	235,710
MasterCard, Inc., Class A1	7,772	2,116,082
McDonald's Corp.	1,570	330,830
Medtronic PLC[1]	24,017	2,448,293
Merck & Co., Inc.	1,163	96,517
Micron Technology, Inc.*	11,928	535,448
Microsoft Corp.	10,098	1,376,054
MKS Instruments, Inc.	3,255	277,098
Mondelez International, Inc., Class A	6,014	321,689
Moody's Corp.	2,905	622,658
Motorola Solutions, Inc.[1]	4,946	820,838
NetApp, Inc.[1]	5,617	328,538
Netflix, Inc.*	197	63,629
Neurocrine Biosciences, Inc.*	959	92,438
NextEra Energy, Inc.	2,683	555,837
Northern Oil and Gas, Inc.*	79,069	128,092
Northrop Grumman Corp.[1]	6,750	2,332,598
Occidental Petroleum Corp.	4,462	229,168
Old Dominion Freight Line, Inc.[1]	10,281	1,716,721
Oracle Corp.[1]	1,841	103,648
Outfront Media, Inc.	30,682	833,937
PayPal Holdings, Inc.*	530	58,512
PepsiCo, Inc.	633	80,904
Perspecta, Inc.	20,801	485,287
Pfizer, Inc.	2,507	97,372
PGT Innovations, Inc.*,1	26,500	427,180
Philip Morris International, Inc.	702	58,694
Plains GP Holdings LP, Class A*,1	53,550	1,293,768
Procter & Gamble Co./The	1,133	133,739
Progressive Corp./The[1]	26,920	2,179,982

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
QIAGEN N.V.*	748	$28,392
QUALCOMM, Inc.	3,078	225,186
Range Resources Corp.	13,539	77,037
Raytheon Co.	518	94,426
RH*	10,354	1,443,348
Robert Half International, Inc.[1]	25,915	1,565,525
S&P Global, Inc.	2,445	598,903
salesforce.com, Inc.*	350	54,075
SBA Communications Corp.*	766	187,984
Schlumberger Ltd.	5,708	228,149
Service Corp. International	5,895	271,995
Sherwin-Williams Co./The	3,217	1,650,450
Skyworks Solutions, Inc.	5,299	451,899
Starbucks Corp.[1]	9,794	927,394
Steel Dynamics, Inc.	37,697	1,187,832
SunTrust Banks, Inc.[1]	52,543	3,499,364
Take-Two Interactive Software, Inc.*	9,451	1,157,937
TCF Financial Corp.[1]	27,200	581,536
Texas Capital Bancshares, Inc.*	19,718	1,240,854
Thermo Fisher Scientific, Inc.	180	49,982
Tidewater, Inc.*	13,017	299,261
TJX Cos., Inc./The[1]	27,726	1,512,731
Tradeweb Markets, Inc., Class A	42,981	2,035,580
Ulta Salon Cosmetics & Fragrance, Inc.*,1	1,990	695,008
Union Pacific Corp.[1]	15,097	2,716,705
United Technologies Corp.	366	48,898
UnitedHealth Group, Inc.	1,640	408,376
Universal Health Services, Inc., Class B	11,940	1,801,268
Unum Group[1]	20,164	644,240
Varonis Systems, Inc.*	7,318	526,237
Veeva Systems, Inc., Class A*,1	6,919	1,147,862
VeriSign, Inc.*,1	2,029	428,302
Verizon Communications, Inc.	7,873	435,141
Verra Mobility Corp.*	44,871	621,463
Viacom, Inc., Class B1	16,553	502,384
Visa, Inc., Class A	785	139,730
Walgreens Boots Alliance, Inc.[1]	6,854	373,474
Walmart, Inc.	631	69,650
Walt Disney Co./The	788	112,692
Warrior Met Coal, Inc.	11,502	284,560
Waste Management, Inc.[1]	5,420	634,140
Waters Corp.*,1	7,571	1,594,150
Wells Fargo & Co.	1,827	88,445
Western Union Co./The[1]	94,641	1,987,461
Weyerhaeuser Co.[1]	27,060	687,595
World Wrestling Entertainment, Inc., Class A	15,694	1,142,209
Wyndham Hotels & Resorts, Inc.	10,336	584,501
Xerox Corp.[1]	40,543	1,301,430
Xilinx, Inc.[1]	11,009	1,257,338
Zebra Technologies Corp., Class A*,1	1,588	334,893
Zions Bancorp NA	14	631
Total United States common stocks		164,747,894
Total common stocks (cost—$251,663,747)		265,733,890
	Number of shares		Value
Preferred stocks—0.0%†
France—0.0%†
Safran SA		461	$66,182
Germany—0.0%†
Bayerische Motoren Werke AG		1,573	93,391
Porsche Automobil Holding SE		496	32,511
Sartorius AG		111	22,453
Total Germany preferred stocks			148,355
Total preferred stocks (cost—$232,314)			214,537
Investment companies—12.1%
AQR Style Premia Alternative Fund, Class I		2,494,547	21,278,485
ASG Managed Futures Strategy Fund, Class Y*		679,971	6,684,112
Boyd Group Income Fund[1]		13,480	1,735,609
Carillon Reams Unconstrained Bond Fund, Class I		2,051,742	24,538,829
Invesco Emerging Markets Sovereign Debt ETF		110,000	3,224,100
iShares JPMorgan USD Emerging Markets Bond ETF		39,651	4,507,526
JPMorgan USD Emerging Markets Sovereign Bond ETF		39,000	1,955,702
Total investment companies (cost—$66,813,177)			63,924,363
	Face amount
US government obligations—1.1%
US Treasury Inflation Index Bonds (TIPS) 0.625%, due 02/15/43	USD	587,864	575,654
0.750%, due 02/15/42	USD	600,973	608,896
0.750%, due 02/15/45	USD	574,826	574,436
0.875%, due 02/15/47	USD	749,045	770,985
1.000%, due 02/15/46	USD	517,999	548,156
1.000%, due 02/15/48	USD	380,381	404,350
1.000%, due 02/15/49	USD	27,273	29,182
1.375%, due 02/15/44	USD	578,602	662,869
2.125%, due 02/15/40	USD	410,756	529,304
2.125%, due 02/15/41	USD	642,435	833,700
3.375%, due 04/15/32[1]	USD	119,886	164,117
Total US government obligations (cost—$5,325,582)			5,701,649
Corporate bonds—1.6%
Austria—0.0%†
Erste Group Bank AG (fixed, converts to FRN on 04/15/24), 6.500%, due 04/15/24[3,4]	EUR	200,000	254,610
Belgium—0.2%
Belfius Bank SA (fixed, converts to FRN on 04/16/25), 3.625%, due 04/16/25[3,4]	EUR	400,000	396,282
KBC Group N.V. (fixed, converts to FRN on 10/24/25), 4.250%, due 10/24/25[3,4]	EUR	400,000	435,949
Total Belgium corporate bonds			832,231

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

	Face amount		Value
Corporate bonds—(continued)
Denmark—0.1%
Danske Bank A/S EMTN (fixed, converts to FRN on 04/06/22), 5.875%, due 04/06/22[3,4]	EUR	300,000	$351,611
Nykredit Realkredit A/S (fixed, converts to FRN on 10/26/20), 6.250%, due 10/26/20[3,4]	EUR	298,000	347,515
Total Denmark corporate bonds			699,126
Finland—0.1%
Nordea Bank Abp GMTN (fixed, converts to FRN on 03/12/25), 3.500%, due 03/12/25[3,4]	EUR	400,000	431,730
France—0.2%
BNP Paribas SA (fixed, converts to FRN on 06/17/22), 6.125%, due 06/17/22[3,4]	EUR	280,000	344,812
Credit Agricole SA (fixed, converts to FRN on 06/23/21), 6.500%, due 06/23/21[3,4]	EUR	384,000	461,752
Societe Generale SA (fixed, converts to FRN on 04/17/21), 6.750%, due 04/07/21[3,4]	EUR	297,000	351,931
Total France corporate bonds			1,158,495
Italy—0.1%
Intesa Sanpaolo SpA (fixed, converts to FRN on 04/16/24), 6.250%, due 05/16/24[3,4]	EUR	300,000	344,833
UniCredit SpA (fixed, converts to FRN on 06/03/25), 5.375%, due 06/03/25[3,4]	EUR	300,000	313,182
Total Italy corporate bonds			658,015
Netherlands—0.2%
ABN AMRO Bank N.V. (fixed, converts to FRN on 09/22/20), 5.750%, due 09/22/20[3,4]	EUR	300,000	346,613
Cooperatieve Rabobank UA (fixed, converts to FRN on 06/29/21), 6.625%, due 06/29/21[3,4]	EUR	200,000	244,094
LeasePlan Corp. N.V. (fixed, converts to FRN on 05/29/24), 7.375%, due 05/29/24[3,4]	EUR	400,000	472,578
Total Netherlands corporate bonds			1,063,285
Spain—0.4%
Banco Bilbao Vizcaya Argentaria SA (fixed, converts to FRN on 05/24/22), 5.875%, due 05/24/22[3,4]	EUR	400,000	458,298
Banco de Sabadell SA (fixed, converts to FRN on 11/23/22), 6.125%, due 11/23/22[3,4]	EUR	400,000	436,512
Banco Santander SA (fixed, converts to FRN on 03/19/25), 4.750%, due 03/19/25[3,4]	EUR	200,000	211,160
	Face amount		Value
Corporate bonds—(concluded)
Spain—(concluded)
Bankia SA (fixed, converts to FRN on 09/19/23), 6.375%, due 09/19/23[3,4]	EUR	400,000	$465,959
Bankinter SA (fixed, converts to FRN on 05/10/21), 8.625%, due 05/10/21[3,4]	EUR	200,000	245,754
CaixaBank SA (fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[3,4]	EUR	200,000	241,172
Total Spain corporate bonds			2,058,855
Switzerland—0.1%
UBS Group Funding Switzerland AG (fixed, converts to FRN on 02/19/22), 5.750%, due 02/19/22[3,4]	EUR	285,000	345,975
United Kingdom—0.1%
Barclays PLC (fixed, converts to FRN on 12/15/20), 8.000%, due 12/15/20[4]	EUR	200,000	236,898
HSBC Holdings PLC (fixed, converts to FRN on 09/16/22), 5.250%, due 09/16/22[3,4]	EUR	200,000	237,593
Total United Kingdom corporate bonds			474,491
United States—0.1%
SM Energy Co. 1.500%, due 07/01/21[1]	USD	448,500	409,060
Total corporate bonds (cost—$8,332,305)			8,385,873
Non-US government obligations—2.7%
France—1.2%
French Republic Government Bond OAT 1.500%, due 05/25/50[2,3]	EUR	2,812,800	3,751,783
2.000%, due 05/25/48[2,3]	EUR	1,901,000	2,823,109
Total France			6,574,892
Indonesia—0.6%
Indonesia Treasury Bond 7.000%, due 05/15/22	IDR	16,400,000,000	1,178,783
7.000%, due 05/15/27	IDR	11,514,000,000	804,181
8.250%, due 07/15/21	IDR	12,939,000,000	950,786
Total Indonesia			2,933,750
Mexico—0.9%
Mexican Bonos, Series M, 7.750%, due 11/13/42	MXN	8,497,200	436,264
Series M, 8.000%, due 12/07/23	MXN	13,704,600	733,753
Series M, 8.000%, due 11/07/47	MXN	18,453,000	971,437
Series M 30, 8.500%, due 11/18/38	MXN	6,339,000	351,189

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

	Face amount		Value
Non-US government obligations—(concluded)
Mexico—(concluded)
Series M 20, 10.000%, due 12/05/24	MXN	27,301,700	$1,594,095
Series M 30, 10.000%, due 11/20/36	MXN	10,464,600	660,065
Total Mexico			4,746,803
Total Non-US government obligations (cost—$13,622,709)			14,255,445
Time deposits—4.5%
Bank of Montreal 2.430%, due 08/07/19	USD	3,008,241	3,008,241
BNP Paribas London 2.320%, due 08/01/19	USD	2,840,236	2,840,236
DZ Bank AG 2.380%, due 08/01/19	USD	2,991,312	2,991,312
KBC Bank N.V. 2.370%, due 08/01/19	USD	2,962,254	2,962,254
Natixis 2.350%, due 08/01/19	USD	2,961,666	2,961,666
Rabobank Nederland N.V. 2.250%, due 08/01/19	USD	2,932,023	2,932,023
Societe Generale 2.300%, due 08/01/19	USD	2,929,775	2,929,775
Sumitomo Mitsui Banking Corp. 2.250%, due 08/01/19	USD	2,931,976	2,931,976
Total time deposits (cost—$23,557,483)			23,557,483
Short-term US government obligations—6.9%[5]
US Treasury Bills 1.998%, due 10/24/19[1]	USD	2,000,000	1,990,545
2.013%, due 12/05/19	USD	7,000,000	6,951,735
2.152%, due 11/07/19[1]	USD	8,750,000	8,699,860
2.356%, due 10/10/19[1]	USD	8,750,000	8,710,826
2.431%, due 09/12/19[1]	USD	10,000,000	9,972,286
Total Short-term US government obligations (cost—$36,325,560)			36,325,252
	Number of shares
Short-term investment—29.8%
Investment company—29.8%

State Street Institutional U.S. Government Money Market Fund (cost—$157,920,533)			157,920,533	157,920,533
	Number of contracts	Notional amount
Options purchased—0.1%
Call options—0.1%
Euro STOXX 50 Index, strike @ 3,525 expires 08/16/19	275	EUR	9,693,750	36,531
FTSE 100 Index, strike @ 7,600, expires 12/20/19	60	GBP	4,560,000	121,124
	Number of contracts	Notional amount		Value
Options purchased—(concluded)
Call options—(concluded)
FTSE 100 Index, strike @ 7,700, expires 09/20/19	45	GBP	3,465,000	$23,532
FTSE 100 Index, strike @ 7,800, expires 03/20/20	66	GBP	5,148,000	97,920
S&P 500 Index, strike @ 2,970, expires 09/20/19	4	USD	1,188,000	26,960
S&P 500 Index, strike @ 3,005, expires 09/20/19	3	USD	901,500	14,751
S&P 500 Index, strike @ 3,010, expires 09/20/19	3	USD	903,000	12,090
S&P 500 Index, strike @ 3,050 expires 08/16/19	74	USD	22,570,000	30,636
Total options purchased				363,544
Put options—0.0%†
Euro STOXX 50 Index, strike @ 3,450, expires 08/16/19	86	EUR	2,967,000	27,228
NASDAQ 100 Stock Index, strike @ 7,800, expires 09/20/19	1	USD	780,000	17,810
NASDAQ 100 Stock Index, strike @ 7,950, expires 09/20/19	2	USD	1,590,000	43,520
S&P 500 Index, strike @ 2,930, expires 08/16/19	11	USD	3,223,000	19,613
Swiss Market Index, strike @ 9,797, expires 09/20/19	80	CHF	783,760	9,997
Swiss Market Index, strike @ 9,950, expires 09/20/19	70	CHF	6,965,000	122,467
Total options purchased				240,635
Total options purchased (cost—$913,832)				604,179
Foreign exchange options purchased—0.0%†
Put options—0.0%†
EUR Put/USD Call, strike @ 1.12, expires 03/30/20 (Counterparty: DB)	1,000,000	EUR	1,000,000	16,784
EUR Put/USD Call, strike @ 1.12, expires 04/03/20 (Counterparty: DB)	500,000	EUR	500,000	8,433
EUR Put/USD Call, strike @ 1.12, expires 04/07/20 (Counterparty: DB)	1,450,000	EUR	1,450,000	24,551
EUR Put/USD Call, strike @ 1.14, expires 03/05/20 (Counterparty: BNP)	1,760,000	EUR	1,760,000	51,683
USD Put/TRY Call, strike @ 4.00, expires 05/04/20 (Counterparty: SG)	500,000	USD	500,000	119

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

	Number of contracts	Notional amount		Value
Foreign exchange options purchased—(concluded)
Put options—(concluded)
USD Put/TRY Call, strike @ 4.00, expires 06/04/20 (Counterparty: CITI)	1,005,000	USD	1,005,000	$330
Total foreign exchange options purchased (cost—$141,308)				101,900
Total investments before investments sold short (cost—$564,848,550)—109.0%				576,725,104

	Number of shares
Investments sold short—(22.1)%
Common stocks—(15.4)%
Canada—(5.0)%
Agnico Eagle Mines Ltd.	(38,700)	(2,021,795)
AltaGas Ltd.	(26,930)	(412,377)
Altus Group Ltd.	(13,510)	(343,022)
American Hotel Income Properties REIT LP	(121,600)	(616,384)
Barrick Gold Corp.	(44,200)	(718,359)
BCE, Inc.	(27,010)	(1,220,546)
Birchcliff Energy Ltd.	(153,600)	(306,083)
Boardwalk Real Estate Investment Trust	(11,800)	(375,422)
Bombardier, Inc., Class B	(214,800)	(369,447)
Canadian Tire Corp. Ltd., Class A	(5,400)	(589,630)
Canadian Utilities Ltd., Class A	(13,373)	(364,165)
Ensign Energy Services, Inc.	(162,210)	(510,056)
Fiera Capital Corp.	(27,220)	(231,199)
Gildan Activewear, Inc.	(23,560)	(927,905)
H&R Real Estate Investment Trust	(34,500)	(592,863)
Hydro One Ltd.	(20,937)	(369,784)
Innergex Renewable Energy, Inc.	(29,760)	(338,910)
Inter Pipeline Ltd.	(40,713)	(685,131)
Laurentian Bank of Canada	(21,200)	(729,423)
Leon's Furniture Ltd.	(25,917)	(302,411)
Loblaw Cos., Ltd.	(13,450)	(697,875)
Medical Facilities Corp.	(67,666)	(637,285)
Metro, Inc.	(17,660)	(690,718)
Morguard Real Estate Investment Trust	(51,900)	(482,114)
MTY Food Group, Inc.	(13,460)	(667,799)
Novagold Resources, Inc.	(54,429)	(336,521)
Paramount Resources Ltd., Class A	(25,491)	(153,355)
PrairieSky Royalty Ltd.	(46,100)	(617,554)
Richelieu Hardware Ltd.	(21,840)	(431,240)
RioCan Real Estate Investment Trust	(38,900)	(766,918)
Ritchie Bros Auctioneers, Inc.	(30,196)	(1,090,195)
Saputo, Inc.	(35,700)	(1,078,195)
Savaria Corp.	(38,511)	(349,861)
Sierra Wireless, Inc.	(44,200)	(521,438)
Sleep Country Canada Holdings, Inc.	(8,120)	(114,374)
SNC-Lavalin Group, Inc.	(12,400)	(196,175)
Stantec, Inc.	(16,306)	(388,438)
Stars Group, Inc./The	(6,300)	(98,047)
TC Energy Corp.	(10,830)	(530,258)
TELUS Corp.	(49,980)	(1,796,523)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
TFI International, Inc.	(21,600)	$(683,285)
TMX Group Ltd.	(3,900)	(289,648)
Tourmaline Oil Corp.	(53,000)	(698,742)
Vermilion Energy, Inc.	(48,500)	(869,090)
West Fraser Timber Co. Ltd.	(12,100)	(472,980)
International Petroleum Corp.	(1)	(4)
Total Canada common stocks		(26,683,544)
China—(0.2)%
BeiGene Ltd., ADR	(6,642)	(912,212)
France—(0.3)%
Valeo SA	(42,080)	(1,311,315)
Germany—(0.2)%
Delivery Hero SE	(24,997)	(1,200,738)
Japan—(0.6)%
Nomura Holdings, Inc.	(322,400)	(1,036,263)
Renesas Electronics Corp.	(40,300)	(236,854)
Takeda Pharmaceutical Co. Ltd.	(50,900)	(1,751,769)
Total Japan common stocks		(3,024,886)
Mexico—(0.1)%
Fresnillo PLC	(66,600)	(480,691)
Sweden—(0.2)%
Kinnevik AB, Class B	(11,828)	(300,825)
Autoliv, Inc.	(6,300)	(454,545)
Veoneer, Inc.	(21,900)	(397,485)
Total Sweden common stocks		(1,152,855)
Switzerland—(0.1)%
STMicroelectronics N.V.	(42,038)	(770,427)
United Kingdom—(0.3)%
British American Tobacco PLC	(1,382)	(49,244)
London Stock Exchange Group PLC	(263)	(21,122)
Melrose Industries PLC	(448,055)	(1,011,220)
TechnipFMC PLC	(15,217)	(419,077)
Total United Kingdom common stocks		(1,500,663)
United States—(8.4)%
Acushnet Holdings Corp.	(3,651)	(93,320)
Alaska Air Group, Inc.	(3,500)	(221,760)
Align Technology, Inc.	(2,099)	(438,859)
Allegiant Travel Co.	(2,900)	(434,565)
Alnylam Pharmaceuticals, Inc.	(16,980)	(1,317,478)
American Airlines Group, Inc.	(16,500)	(503,415)
American Axle & Manufacturing Holdings, Inc.	(30,000)	(362,100)
Amgen, Inc.	(2,983)	(556,568)
Aramark	(11,969)	(433,158)
Armstrong World Industries, Inc.	(7,110)	(694,718)
AT&T, Inc.	(18,649)	(634,998)
Avery Dennison Corp.	(3,217)	(369,537)
Axon Enterprise, Inc.	(11,604)	(814,833)
BioMarin Pharmaceutical, Inc.	(9,818)	(778,764)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Boeing Co./The	(1,100)	$(375,298)
BorgWarner, Inc.	(9,400)	(355,320)
Brinker International, Inc.	(5,177)	(206,303)
Brown-Forman Corp., Class B	(7,737)	(424,065)
CarMax, Inc.	(4,904)	(430,375)
Carter's, Inc.	(1,700)	(158,134)
Carvana Co.	(2,209)	(140,404)
Caterpillar, Inc.	(4,353)	(573,160)
Charles Schwab Corp./The	(5,380)	(232,524)
Cheesecake Factory, Inc./The	(6,056)	(260,893)
Cheniere Energy, Inc.	(16,393)	(1,068,004)
Children's Place, Inc./The	(1,700)	(166,039)
Choice Hotels International, Inc.	(4,920)	(422,185)
Cinemark Holdings, Inc.	(8,214)	(327,903)
Clorox Co./The	(2,637)	(428,776)
Cracker Barrel Old Country Store, Inc.	(5,776)	(1,003,349)
Deere & Co.	(4,689)	(776,733)
Domtar Corp.	(15,700)	(666,465)
Eaton Vance Corp.	(18,600)	(827,700)
Etsy, Inc.	(4,464)	(299,177)
Franklin Resources, Inc.	(21,553)	(703,274)
Freeport-McMoRan, Inc.	(124,591)	(1,377,976)
Generac Holdings, Inc.	(5,955)	(430,547)
General Electric Co.	(2,883)	(30,127)
Graco, Inc.	(8,891)	(427,479)
Impinj, Inc.	(4,002)	(144,872)
International Flavors & Fragrances, Inc.	(2,970)	(427,650)
iRhythm Technologies, Inc.	(7,884)	(655,476)
Iron Mountain, Inc.	(34,100)	(1,002,881)
JB Hunt Transport Services, Inc.	(6,990)	(715,566)
JetBlue Airways Corp.	(21,550)	(414,407)
Kimberly-Clark Corp.	(2,700)	(366,255)
Kohl's Corp.	(2,800)	(150,808)
Kroger Co./The	(24,320)	(514,611)
Lowe's Cos., Inc.	(6,052)	(613,673)
Macy's, Inc.	(33,300)	(756,909)
Marvell Technology Group Ltd.	(60,583)	(1,590,910)
MongoDB, Inc.	(555)	(79,487)
National Oilwell Varco, Inc.	(45,806)	(1,091,099)
Netflix, Inc.	(3,633)	(1,173,423)
New York Times Co.,/The, Class A	(12,176)	(434,440)
Noble Energy, Inc.	(65,824)	(1,453,394)
Norfolk Southern Corp.	(1,890)	(361,217)
Robert Half International, Inc.	(8,014)	(484,126)
Rollins, Inc.	(7,533)	(252,582)
Seattle Genetics, Inc.	(17,225)	(1,304,105)
Service Corp. International	(9,124)	(420,981)
SolarEdge Technologies, Inc.	(2,180)	(142,201)
Southwest Airlines Co.	(10,600)	(546,218)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Spirit Airlines, Inc.	(4,300)	$(182,449)
T Rowe Price Group, Inc.	(8,208)	(930,705)
Targa Resources Corp.	(22,436)	(872,985)
Target Corp.	(7,058)	(609,811)
TD Ameritrade Holding Corp.	(10,357)	(529,243)
Teradyne, Inc.	(7,543)	(420,371)
Tesla, Inc.	(4,130)	(997,849)
Texas Roadhouse, Inc.	(3,965)	(218,987)
Tiffany & Co.	(1,700)	(159,664)
Twilio, Inc., Class A	(457)	(63,573)
Under Armour, Inc., Class A	(8,100)	(186,867)
United Airlines Holdings, Inc.	(4,310)	(396,132)
United Parcel Service, Inc., Class B	(4,050)	(483,854)
Urban Outfitters, Inc.	(17,000)	(404,770)
Verizon Communications, Inc.	(11,319)	(625,601)
Visteon Corp.	(5,173)	(340,797)
WalMart, Inc.	(8,298)	(915,933)
Watsco, Inc.	(2,656)	(431,919)
Westlake Chemical Corp.	(6,675)	(451,030)
YETI Holdings, Inc.	(5,794)	(201,399)
Total United States common stocks		(44,287,513)
Total common stocks (proceeds—$81,216,855)		(81,324,844)
Investment companies—(6.7)%
Consumer Discretionary Select Sector SPDR Fund	(5,081)	(613,378)
Financial Select Sector SPDR Fund	(65,473)	(1,849,612)
Industrial Select Sector SPDR Fund	(20,980)	(1,632,664)
Invesco QQQ Trust, Series 1	(14,711)	(2,811,272)
iShares Core S&P/TSX Capped Composite Index ETF	(175,126)	(3,467,888)
iShares Russell 1000 ETF	(14,714)	(2,434,431)
iShares Russell 2000 ETF	(26,515)	(4,151,188)
iShares S&P/TSX 60 Index ETF	(175,717)	(3,291,199)
iShares U.S. Real Estate ETF	(2,627)	(234,828)
SPDR Bloomberg Barclays High Yield Bond ETF	(3,876)	(420,895)
SPDR Dow Jones Industrial Average ETF Trust	(2,597)	(697,346)
SPDR S&P 500 ETF Trust	(30,854)	(9,176,905)
SPDR S&P Regional Banking ETF	(18,035)	(994,450)
Technology Select Sector SPDR Fund	(46,180)	(3,729,959)
Total investment companies (proceeds—$34,220,024)		(35,506,015)
Total investments sold short (proceeds—$115,436,879)		(116,830,859)
Other assets in excess of liabilities—13.1%		69,416,519
Net assets—100.0%		$529,310,764

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 261.

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

Options written

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	8,900	1	Abbott Laboratories, strike @ 89	JPMCB	08/09/19	$39	$(34)	$5
USD	8,800	1	Abbott Laboratories, strike @ 88	JPMCB	08/16/19	62	(121)	(59)
USD	9,300	1	Abbott Laboratories, strike @ 93	JPMCB	08/23/19	19	(14)	5
USD	8,100	1	AbbVie, Inc, strike @ 81	JPMCB	08/09/19	11	(2)	9
USD	8,000	1	AbbVie, Inc, strike @ 80	JPMCB	08/16/19	14	(2)	12
USD	86,000	4	Apple, Inc., strike @ 215	JPMCB	08/09/19	601	(880)	(279)
USD	88,000	4	Apple, Inc., strike @ 220	JPMCB	08/16/19	396	(500)	(104)
USD	87,200	4	Apple, Inc., strike @ 218	JPMCB	08/23/19	653	(1,100)	(447)
USD	28,000	8	AT&T, Inc., strike @ 35	JPMCB	08/09/19	164	(72)	92
USD	28,000	8	AT&T, Inc., strike @ 35	JPMCB	08/16/19	174	(96)	78
USD	28,000	8	AT&T, Inc., strike @ 35	JPMCB	08/23/19	85	(288)	(203)
USD	27,900	9	Bank of America Corp., strike @ 31	JPMCB	08/09/19	162	(261)	(99)
USD	31,000	10	Bank of America Corp., strike @ 31	JPMCB	08/16/19	163	(400)	(237)
USD	27,900	9	Bank of America Corp., strike @ 31	JPMCB	08/23/19	128	(450)	(322)
USD	44,600	2	Berkshire Hathaway, Inc., strike @ 223	JPMCB	08/09/19	171	(22)	149
USD	44,000	2	Berkshire Hathaway, Inc., strike @ 220	JPMCB	08/16/19	252	(42)	210
USD	43,000	2	Berkshire Hathaway, Inc., strike @ 215	JPMCB	08/23/19	149	(220)	(71)
USD	25,800	2	Chevron Corp., strike @ 129	JPMCB	08/09/19	121	(22)	99
USD	26,000	2	Chevron Corp., strike @ 130	JPMCB	08/16/19	165	(34)	131
USD	26,000	2	Chevron Corp., strike @ 130	JPMCB	08/23/19	96	(26)	70
USD	24,000	4	Cisco Systems, Inc., strike @ 60	JPMCB	08/09/19	60	(16)	44
USD	25,200	4	Cisco Systems, Inc., strike @ 63	JPMCB	08/16/19	88	(8)	80
USD	24,400	4	Cisco Systems, Inc., strike @ 61	JPMCB	08/23/19	165	(40)	125
USD	15,200	2	Citigroup, Inc., strike @ 76	JPMCB	08/09/19	72	(6)	66
USD	15,000	2	Citigroup, Inc., strike @ 75	JPMCB	08/16/19	84	(18)	66
USD	15,200	2	Citigroup, Inc., strike @ 76	JPMCB	08/23/19	29	(22)	7
USD	21,600	4	Coca-Cola Co./The, strike @ 54	JPMCB	08/09/19	88	(36)	52
USD	22,000	4	Coca-Cola Co./The, strike @ 55	JPMCB	08/16/19	38	(28)	10
USD	21,200	4	Coca-Cola Co./The, strike @ 53	JPMCB	08/23/19	133	(264)	(131)
USD	22,500	5	Comcast Corp., strike @ 45	JPMCB	08/09/19	155	(25)	130
USD	24,000	5	Comcast Corp., strike @ 48	JPMCB	08/16/19	75	(5)	70
USD	23,500	5	Comcast Corp., strike @ 47	JPMCB	08/23/19	116	(20)	96
EUR	2,967,000	86	Euro STOXX 50 Index, strike @ 3,450	JPMCB	08/16/19	64,438	(45,792)	18,646
USD	32,000	4	Exxon Mobil Corp., strike @ 80	JPMCB	08/09/19	177	(24)	153
USD	32,000	4	Exxon Mobil Corp., strike @ 80	JPMCB	08/16/19	169	(20)	149
USD	31,600	4	Exxon Mobil Corp., strike @ 79	JPMCB	08/23/19	69	(60)	9
USD	42,600	2	Facebook, Inc., strike @ 213	JPMCB	08/09/19	480	(18)	462
USD	44,000	2	Facebook, Inc., strike @ 220	JPMCB	08/16/19	467	(16)	451
USD	43,000	2	Facebook, Inc., strike @ 215	JPMCB	08/23/19	586	(66)	520
USD	22,000	1	Home Depot, Inc./The, strike @ 220	JPMCB	08/09/19	93	(49)	44
USD	22,500	1	Home Depot, Inc./The, strike @ 225	JPMCB	08/16/19	124	(25)	99
USD	22,300	1	Home Depot, Inc./The, strike @ 223	JPMCB	08/23/19	125	(152)	(27)
USD	25,500	5	Intel Corp., strike @ 51	JPMCB	08/09/19	210	(285)	(75)
USD	27,500	5	Intel Corp., strike @ 55	JPMCB	08/16/19	81	(25)	56

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

Options written—(continued)

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	27,000	5	Intel Corp., strike @ 54	JPMCB	08/23/19	$286	$(110)	$176
USD	14,900	1	International Business Machines Corp., strike @ 149	JPMCB	08/09/19	71	(176)	(105)
USD	15,000	1	International Business Machines Corp., strike @ 150	JPMCB	08/16/19	97	(140)	(43)
USD	29,800	2	Johnson & Johnson, strike @ 149	JPMCB	08/09/19	78	(4)	74
USD	29,000	2	Johnson & Johnson, strike @ 145.	JPMCB	08/16/19	62	(6)	56
USD	35,400	3	JPMorgan Chase & Co., strike @ 118	JPMCB	08/09/19	189	(102)	87
USD	36,000	3	JPMorgan Chase & Co., strike @ 120	JPMCB	08/16/19	185	(69)	116
USD	35,400	3	JPMorgan Chase & Co., strike @ 118	JPMCB	08/23/19	166	(255)	(89)
USD	28,800	1	MasterCard, Inc., strike @ 288	JPMCB	08/09/19	158	(18)	140
USD	29,500	1	MasterCard, Inc., strike @ 295	JPMCB	08/16/19	148	(13)	135
USD	29,000	1	MasterCard, Inc., strike @ 290	JPMCB	08/23/19	225	(60)	165
USD	10,300	1	Medtronic PLC, strike @ 103	JPMCB	08/09/19	31	(65)	(34)
USD	10,000	1	Medtronic PLC, strike @ 100	JPMCB	08/16/19	158	(275)	(117)
USD	10,600	1	Medtronic PLC, strike @ 106	JPMCB	08/23/19	77	(94)	(17)
USD	18,000	2	Merck & Co., Inc., strike @ 90	JPMCB	08/09/19	74	(14)	60
USD	17,600	2	Merck & Co., Inc., strike @ 88	JPMCB	08/16/19	42	(30)	12
USD	17,600	2	Merck & Co., Inc., strike @ 88	JPMCB	08/23/19	37	(40)	(3)
USD	115,200	8	Microsoft Corp., strike @ 144	JPMCB	08/09/19	729	(72)	657
USD	116,000	8	Microsoft Corp., strike @ 145	JPMCB	08/16/19	948	(112)	836
USD	115,200	8	Microsoft Corp., strike @ 144	JPMCB	08/23/19	711	(224)	487
USD	780,000	1	NASDAQ 100 Stock Index, strike @ 7,800	MSCI	09/20/19	22,788	(22,392)	396
USD	1,590,000	2	NASDAQ 100 Stock Index, strike @ 7,950	MSCI	09/20/19	40,547	(40,240)	307
USD	12,600	2	Oracle Corp., strike @ 63	JPMCB	08/16/19	21	(2)	19
USD	12,200	2	Oracle Corp., strike @ 61	JPMCB	08/23/19	21	(8)	13
USD	12,500	1	PayPal Holdings, Inc., strike @ 125	JPMCB	08/09/19	134	(1)	133
USD	13,000	1	PayPal Holdings, Inc., strike @ 130	JPMCB	08/16/19	86	(3)	83
USD	12,700	1	PayPal Holdings, Inc., strike @ 127	JPMCB	08/23/19	116	(3)	113
USD	13,700	1	PepsiCo, Inc., strike @ 137	JPMCB	08/09/19	44	(6)	38
USD	14,000	1	PepsiCo, Inc., strike @ 140	JPMCB	08/16/19	29	(2)	27
USD	13,600	1	PepsiCo, Inc., strike @ 136	JPMCB	08/23/19	42	(14)	28
USD	27,600	6	Pfizer, Inc., strike @ 46	JPMCB	08/09/19	120	(24)	96
USD	27,000	6	Pfizer, Inc., strike @ 45	JPMCB	08/16/19	60	(6)	54
USD	27,000	6	Pfizer, Inc., strike @ 45	JPMCB	08/23/19	76	(6)	70
USD	8,500	1	Philip Morris International, Inc, strike @ 85	JPMCB	08/09/19	55	(76)	(21)
USD	8,500	1	Philip Morris International, Inc, strike @ 85	JPMCB	08/16/19	89	(98)	(9)
USD	23,800	2	Procter & Gamble Co./The, strike @ 119	JPMCB	08/09/19	83	(170)	(87)
USD	24,000	2	Procter & Gamble Co./The, strike @ 120	JPMCB	08/16/19	139	(172)	(33)
USD	24,000	2	Procter & Gamble Co./The, strike @ 120	JPMCB	08/23/19	136	(242)	(106)
USD	3,223,000	11	S&P 500 Index, strike @ 2,930	JPMCB	08/16/19	68,180	(71,060)	(2,880)
CHF	293,910	30	Swiss Market Index, strike @ 9,797	BNP	09/20/19	6,899	(6,856)	43
CHF	489,850	50	Swiss Market Index, strike @ 9,797	BNP	09/20/19	11,515	(11,427)	88
CHF	6,965,000	70	Swiss Market Index, strike @ 9,950	JPMCB	09/20/19	104,674	(98,819)	5,855
USD	25,800	1	Unitedhealth Group, Inc, strike @ 258	JPMCB	08/09/19	215	(100)	115

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

Options written—(concluded)

Notional amount		Number of contracts	Call options	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	29,000	1	Unitedhealth Group, Inc, strike @ 290	JPMCB	08/16/19	$65	$(8)	$57
USD	24,000	4	Verizon Communications, Inc., strike @ 60	JPMCB	08/09/19	92	(12)	80
USD	24,000	4	Verizon Communications, Inc., strike @ 60	JPMCB	08/16/19	125	(16)	109
USD	23,600	4	Verizon Communications, Inc., strike @ 59	JPMCB	08/23/19	86	(56)	30
USD	18,500	1	Visa, Inc., strike @ 185	JPMCB	08/09/19	94	(16)	78
USD	19,000	1	Visa, Inc., strike @ 190	JPMCB	08/16/19	74	(5)	69
USD	18,800	1	Visa, Inc., strike @ 188	JPMCB	08/23/19	109	(34)	75
USD	11,700	1	Walmart, Inc., strike @ 117	JPMCB	08/09/19	42	(2)	40
USD	12,000	1	Walmart, Inc., strike @ 120	JPMCB	08/16/19	65	(14)	51
USD	11,900	1	Walmart, Inc., strike @ 119	JPMCB	08/23/19	69	(23)	46
USD	14,900	1	Walt Disney Co./The, strike @ 149	JPMCB	08/09/19	140	(90)	50
USD	15,500	1	Walt Disney Co./The, strike @ 155	JPMCB	08/16/19	102	(42)	60
USD	14,700	1	Walt Disney Co./The, strike @ 147	JPMCB	08/23/19	152	(213)	(61)
USD	20,000	4	Wells Fargo & Co., strike @ 50	JPMCB	08/09/19	137	(56)	81
USD	20,000	4	Wells Fargo & Co., strike @ 50	JPMCB	08/16/19	72	(64)	8
USD	19,600	4	Wells Fargo & Co., strike @ 49	JPMCB	08/23/19	45	(360)	(315)
Total						$333,757	$(306,223)	$27,534
			Put options
USD	1,188,000	4	S&P 500 Index, strike @ 2,970	MSCI	09/20/19	$26,193	$(21,456)	$4,737
USD	901,500	3	S&P 500 Index, strike @ 3,005	MSCI	09/20/19	17,920	(20,850)	(2,930)
USD	903,000	3	S&P 500 Index, strike @ 3,010	MSCI	09/20/19	18,295	(21,600)	(3,305)
Total						$62,408	$(63,906)	$(1,498)
Total options written						$396,165	$(370,129)	$26,036

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
182	EUR	EURO STOXX 50 Index Futures	September 2019	$7,101,070	$6,975,023	$(126,047)
3	GBP	FTSE 100 Index Futures	September 2019	265,697	274,917	9,220
15	JPY	TOPIX Index Futures	September 2019	2,123,986	2,159,206	35,220
76	USD	Health Care Index Futures	September 2019	6,910,373	6,957,040	46,667
111	USD	Mini MSCI Emerging Markets (EM) Index Futures	September 2019	5,651,721	5,692,080	40,359
US Treasury futures buy contracts:
90	USD	Ultra Long US Treasury Bond Futures	September 2019	15,407,989	15,980,625	572,636
Total				$37,460,836	$38,038,891	$578,055
Index futures sell contracts:
5	AUD	ASX SPI 200 Index Futures	September 2019	(553,825)	(577,169)	(23,344)
63	EUR	EURO STOXX 50 Index Futures	September 2019	(2,359,786)	(2,414,434)	(54,648)
17	GBP	FTSE 100 Index Futures	September 2019	(1,526,906)	(1,557,866)	(30,960)
2	HKD	Hang Seng Index Futures	August 2019	(363,613)	(354,579)	9,034

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures sell contracts—(concluded)
12	JPY	TOPIX Index Futures	September 2019	$(1,716,347)	$(1,727,365)	$(11,018)
21	SEK	OMX 30 Index Futures	August 2019	(354,091)	(347,673)	6,418
10	USD	NASDAQ 100 E-Mini Index Futures	September 2019	(1,528,401)	(1,573,350)	(44,949)
64	USD	S&P 500 E-Mini Index Futures	September 2019	(9,336,132)	(9,543,360)	(207,228)
Interest rate futures sell contracts:
89	EUR	German Euro Bund Futures	September 2019	(16,877,442)	(17,248,429)	(370,987)
US Treasury futures sell contracts:
5	USD	Ultra Long US Treasury Bond Futures	September 2019	(872,569)	(887,812)	(15,243)
10	USD	US Long Bond Futures	September 2019	(1,535,777)	(1,555,938)	(20,161)
Total				$(37,024,889)	$(37,787,975)	$(763,086)
Net unrealized depreciation						$(185,031)

Centrally cleared credit default swap agreements on credit indices—sell protection7

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 32 Index	USD	2,138	06/20/24	Quarterly	5.000%	$(131,335)	$173,651	$42,316
CDX North American High Yield 32 Index	USD	2,138	06/20/24	Quarterly	5.000	(134,630)	173,651	39,021
CDX North American High Yield 32 Index	USD	2,117	06/20/24	Quarterly	5.000	(117,668)	171,931	54,263
iTraxx Europe Crossover Series 31 Index	EUR	512	06/20/24	Quarterly	5.000	(64,581)	66,745	2,164
iTraxx Europe Crossover Series 31 Index	EUR	2,278	06/20/24	Quarterly	5.000	(281,092)	296,945	15,853
iTraxx Europe Crossover Series 31 Index	EUR	5,677	06/20/24	Quarterly	5.000	(699,114)	741,020	41,906
iTraxx Europe Main Series 31 Index	EUR	3,000	06/20/24	Quarterly	1.000	(62,553)	85,499	22,946
iTraxx Europe Main Series 31 Index	EUR	6,820	06/20/24	Quarterly	1.000	(138,672)	194,367	55,695
Total						$(1,629,645)	$1,903,809	$274,164

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
AUD	54,285	06/21/25	Semi-Annual	6 Month AUD LIBOR	1.540%	$118,608	$118,608
AUD	54,290	06/21/25	Semi-Annual	6 Month AUD LIBOR	1.528	109,763	109,763
CAD	5,691	07/13/22	Semi-Annual	3 Month BA-CDOR	1.855	5,423	5,423
CAD	11,359	07/13/22	Semi-Annual	3 Month BA-CDOR	1.837	7,803	7,803
CAD	6,700	07/15/22	Semi-Annual	3 Month BA-CDOR	1.805	1,435	1,435
CAD	3,350	07/18/22	Semi-Annual	3 Month BA-CDOR	1.830	1,967	1,967
EUR	1,920	04/26/39	Annual	6 Month EURIBOR	1.612	145,317	145,317
EUR	960	04/29/39	Annual	6 Month EURIBOR	1.600	71,322	71,322
EUR	960	04/29/39	Annual	6 Month EURIBOR	1.602	71,509	71,509
EUR	827	04/29/39	Semi-Annual	1.600%	6 Month EURIBOR	(61,440)	(18,756)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
EUR	1,790	05/16/39	Annual	6 Month EURIBOR	1.544%	$121,957	$121,957
EUR	1,790	05/16/39	Annual	6 Month EURIBOR	1.551	123,317	123,317
GBP	8,550	05/15/29	Maturity	1 Year UK RPI	3.591	(231,245)	(231,245)
USD	18,742	06/16/23	Semi-Annual	3 Month USD LIBOR	1.756	14,188	14,188
USD	18,758	06/16/23	Semi-Annual	3 Month USD LIBOR	1.754	13,600	13,600
USD	37,488	06/16/23	Semi-Annual	3 Month USD LIBOR	1.755	10,624	10,624
USD	6,850	03/12/24	Semi-Annual	3 Month USD LIBOR	2.505	244,535	244,535
USD	16,440	03/13/24	Semi-Annual	3 Month USD LIBOR	2.513	592,404	592,404
USD	4,110	03/14/24	Semi-Annual	3 Month USD LIBOR	2.498	145,440	145,440
USD	8,800	04/23/24	Semi-Annual	3 Month USD LIBOR	2.454	299,889	299,889
USD	2,250	06/16/41	Quarterly	2.303%	3 Month USD LIBOR	(38,716)	(38,716)
USD	2,250	06/16/41	Quarterly	2.304	3 Month USD LIBOR	(38,948)	(38,948)
USD	4,468	06/16/41	Quarterly	2.280	3 Month USD LIBOR	(59,968)	(59,968)
USD	323	03/12/49	Semi-Annual	3 Month USD LIBOR	2.826	48,923	13,615
USD	1,470	03/12/49	Quarterly	2.826	3 Month USD LIBOR	(222,974)	(222,974)
USD	148	03/12/49	Semi-Annual	3 Month USD LIBOR	2.826	22,401	5,719
USD	155	03/12/49	Semi-Annual	3 Month USD LIBOR	2.826	23,521	6,150
USD	298	03/12/49	Semi-Annual	3 Month USD LIBOR	2.826	45,159	11,473
USD	3,528	03/15/49	Quarterly	2.834	3 Month USD LIBOR	(540,982)	(540,982)
USD	882	03/15/49	Quarterly	2.825	3 Month USD LIBOR	(133,592)	(133,592)
USD	1,830	04/23/49	Quarterly	2.777	3 Month USD LIBOR	(257,401)	(257,401)
Total						$653,839	$593,476

OTC variance swap agreements

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	EUR	5	12/20/19	Receive	DJ Euro Stoxx 50	21.40%	$—	$(32,210)	$(32,210)
BNP	EUR	5	12/20/19	Receive	DJ Euro Stoxx 50	21.55	—	(35,566)	(35,566)
BNP	EUR	6	12/20/19	Receive	DJ Euro Stoxx 50	21.60	—	(45,082)	(45,082)
BNP	EUR	3	12/20/19	Receive	DJ Euro Stoxx 50	21.65	—	(18,183)	(18,183)
BNP	EUR	4	12/20/19	Receive	DJ Euro Stoxx 50	21.70	—	(26,685)	(26,685)
BNP	EUR	2	12/20/19	Receive	DJ Euro Stoxx 50	22.50	—	(12,000)	(12,000)
BNP	EUR	3	12/20/19	Receive	DJ Euro Stoxx 50	22.70	—	(20,732)	(20,732)
BNP	USD	6	12/20/19	Pay	S&P 500 Index	19.30	—	19,360	19,360
BNP	USD	6	12/20/19	Pay	S&P 500 Index	19.40	—	21,748	21,748
BNP	USD	8	12/20/19	Pay	S&P 500 Index	19.50	—	28,338	28,338
BNP	USD	3	12/20/19	Pay	S&P 500 Index	19.70	—	11,643	11,643
BNP	USD	3	12/20/19	Pay	S&P 500 Index	19.80	—	11,789	11,789
BNP	USD	1	12/20/19	Pay	S&P 500 Index	20.20	—	5,868	5,868
BNP	USD	2	12/20/19	Pay	S&P 500 Index	20.75	—	8,748	8,748
BNP	USD	3	12/20/19	Pay	S&P 500 Index	21.00	—	15,179	15,179
BOA	USD	30	12/20/19	Pay	S&P 500 Index	21.00	—	116,266	116,266

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

OTC variance swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BOA	USD	82	12/17/21	Receive	S&P 500 Index	21.00%	$—	$(171,159)	$(171,159)
JPMCB	EUR	7	12/20/19	Receive	DJ Euro Stoxx 50	22.90	—	(60,542)	(60,542)
JPMCB	EUR	1	12/20/19	Receive	DJ Euro Stoxx 50	23.05	—	(9,700)	(9,700)
JPMCB	EUR	2	12/20/19	Receive	DJ Euro Stoxx 50	23.15	—	(19,575)	(19,575)
JPMCB	EUR	2	12/20/19	Receive	DJ Euro Stoxx 50	23.20	—	(19,637)	(19,637)
JPMCB	HKD	76	12/30/19	Receive	Hang Seng China Enterprises Index	26.50	—	(72,507)	(72,507)
JPMCB	HKD	328	12/30/19	Pay	Hang Seng China Enterprises Index	28.05	—	344,077	344,077
JPMCB	HKD	900	12/30/21	Receive	Hang Seng China Enterprises Index	28.05	—	(566,744)	(566,744)
JPMCB	USD	6	12/20/19	Pay	S&P 500 Index	20.90	—	29,329	29,329
JPMCB	USD	7	12/20/19	Pay	S&P 500 Index	21.50	—	36,658	36,658
JPMCB	USD	3	12/20/19	Pay	S&P 500 Index	21.70	—	15,125	15,125
JPMCB	USD	11	12/20/19	Pay	S&P 500 Index	22.75	—	67,071	67,071
SG	HKD	12	12/30/19	Receive	Hang Seng China Enterprises Index	27.10	—	(12,526)	(12,526)
SG	USD	2	12/20/19	Pay	S&P 500 Index	22.90	—	10,920	10,920
Total							$—	$(380,729)	$(380,729)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	AUD	5,057,814	USD	3,548,967	09/18/19	$84,541
BB	CAD	1,446,951	USD	1,102,923	09/18/19	5,581
BB	CAD	10,703,571	USD	8,085,566	09/18/19	(31,831)
BB	EUR	1,540,075	NOK	14,980,000	10/18/19	(20,884)
BB	EUR	1,051,000	USD	1,192,896	09/18/19	25,026
BB	GBP	6,393,199	USD	8,074,727	09/18/19	281,963
BB	HKD	2,700,000	USD	345,673	09/23/19	636
BB	JPY	7,254,856	USD	67,295	09/17/19	379
BB	JPY	680,787,545	USD	6,317,033	09/18/19	37,192
BB	KRW	3,060,000,000	USD	2,619,796	08/09/19	32,780
BB	KRW	2,830,000,000	USD	2,400,014	11/06/19	400
BB	MYR	420,000	USD	100,787	08/15/19	(972)
BB	NOK	238,796,607	USD	27,725,288	09/18/19	727,682
BB	NOK	23,610,000	USD	2,747,106	10/18/19	76,284
BB	NZD	11,600,113	USD	7,659,912	09/18/19	35,778
BB	SEK	169,018,343	USD	18,144,747	09/18/19	588,981
BB	SGD	18,312,895	USD	13,452,994	09/18/19	117,026
BB	USD	42,197	ARS	1,950,000	09/06/19	139
BB	USD	9,132,401	AUD	13,134,777	09/18/19	(135,539)
BB	USD	66,867	CAD	88,897	09/18/19	551
BB	USD	2,955,467	CAD	3,871,766	09/18/19	(19,190)
BB	USD	690,763	COP	2,330,000,000	09/06/19	17,908
BB	USD	645,064	EUR	570,000	08/15/19	(13,419)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	43,735,203	EUR	38,651,146	09/18/19	$(786,055)
BB	USD	13,750,598	GBP	10,898,982	09/18/19	(465,670)
BB	USD	619,171	INR	43,350,000	09/13/19	8,377
BB	USD	4,653,881	JPY	499,928,223	09/18/19	(42,355)
BB	USD	2,393,235	KRW	2,830,000,000	08/09/19	(668)
BB	USD	1,730,428	MXN	33,400,000	09/17/19	(761)
BB	USD	386,181	MYR	1,603,000	09/13/19	1,978
BB	USD	166,977	MYR	689,000	09/13/19	(139)
BB	USD	212,066	NOK	1,856,566	09/18/19	(2,169)
BB	USD	1,072,867	NZD	1,600,338	09/18/19	(21,051)
BB	USD	33,256,385	SEK	311,901,455	09/18/19	(859,493)
BB	USD	3,039,673	SGD	4,127,866	09/18/19	(33,645)
BNP	CAD	10,169,105	USD	7,566,333	08/21/19	(141,710)
BNP	CAD	347,879	USD	259,984	09/16/19	(3,832)
BNP	CNY	2,400,000	USD	346,850	08/23/19	(1,660)
BNP	EUR	516,899	NOK	5,025,000	10/01/19	(6,700)
BNP	EUR	8,001,400	NOK	78,072,060	10/17/19	(80,325)
BNP	EUR	3,739,983	USD	4,225,943	08/21/19	79,516
BNP	EUR	2,400,000	USD	2,697,360	08/29/19	34,849
BNP	GBP	320,000	USD	407,467	09/12/19	17,532
BNP	GBP	89,658	USD	114,673	09/16/19	5,399
BNP	GBP	170,000	USD	209,803	09/23/19	2,536
BNP	JPY	126,169,891	USD	1,165,890	09/20/19	1,865
BNP	KRW	1,800,000,000	USD	1,527,469	09/19/19	3,808
BNP	MXN	2,700,000	USD	138,824	08/15/19	(1,761)
BNP	MXN	39,414,784	USD	1,975,903	09/17/19	(65,248)
BNP	TWD	200,070,000	USD	6,375,315	09/18/19	(75,402)
BNP	USD	283,570	ARS	14,550,000	09/06/19	32,320
BNP	USD	248,993	EUR	220,000	08/15/19	(5,201)
BNP	USD	173,592	EUR	155,348	09/16/19	(998)
BNP	USD	209,700	GBP	170,000	09/12/19	(2,547)
BNP	USD	158,375	HUF	44,800,000	09/06/19	(5,999)
BNP	USD	372,487	IDR	5,310,000,000	09/13/19	4,608
BNP	USD	356,181	INR	25,000,000	08/14/19	6,848
BNP	USD	1,532,293	INR	107,000,000	09/23/19	15,031
BNP	USD	1,165,643	JPY	126,169,891	09/17/19	(1,898)
BNP	USD	719,044	KRW	830,000,000	08/09/19	(17,337)
BNP	USD	402,071	MXN	7,820,000	09/17/19	2,898
BNP	USD	137,480	PEN	453,000	09/06/19	(558)
BNP	USD	180,001	RON	750,000	09/06/19	(4,481)
BNP	USD	108,230	ZAR	1,540,000	09/06/19	(1,315)
BOA	AUD	3,956,000	USD	2,774,011	10/18/19	61,800
BOA	CAD	698,700	JPY	56,597,005	08/19/19	(8,707)
BOA	EUR	319,832	NOK	3,109,438	10/07/19	(4,256)
BOA	EUR	390,000	USD	441,452	08/15/19	9,274

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	EUR	107,863	USD	120,495	08/21/19	$909
BOA	EUR	197,000	USD	223,499	09/04/19	4,846
BOA	EUR	3,020,618	USD	3,421,999	09/16/19	66,045
BOA	EUR	1,318,000	USD	1,497,737	10/23/19	29,070
BOA	GBP	1,038,582	USD	1,324,271	09/16/19	58,455
BOA	JPY	11,545,872	USD	105,931	08/21/19	(344)
BOA	JPY	4,895,763	USD	45,617	09/17/19	461
BOA	KRW	4,486,683,980	USD	3,848,588	08/21/19	54,133
BOA	KRW	900,000,000	USD	765,384	09/18/19	3,580
BOA	KRW	3,206,000,000	USD	2,724,221	10/18/19	7,666
BOA	MXN	21,760,000	USD	1,118,760	09/17/19	(8,112)
BOA	NOK	984,158	USD	116,405	09/16/19	5,145
BOA	TWD	85,680,000	USD	2,760,487	08/30/19	830
BOA	USD	194,406	CZK	4,503,000	09/06/19	(389)
BOA	USD	722,017	EUR	640,000	08/15/19	(12,803)
BOA	USD	295,889	GBP	230,000	08/21/19	(15,928)
BOA	USD	551,226	HUF	160,100,000	09/06/19	(6,684)
BOA	USD	1,324,000	SGD	1,806,313	09/18/19	(8,592)
BOA	USD	786,408	THB	24,980,000	09/06/19	26,486
BOA	USD	2,999,788	ZAR	43,886,000	08/21/19	52,857
BOA	USD	866,655	ZAR	12,825,000	09/06/19	23,720
BOA	USD	228,208	ZAR	3,260,000	09/06/19	(1,883)
BOA	ZAR	4,800,000	USD	327,897	08/15/19	(6,223)
BOA	ZAR	124,655,000	USD	8,408,544	08/21/19	(262,271)
CITI	AUD	2,258,000	USD	1,566,869	08/22/19	21,579
CITI	AUD	1,016,858	USD	711,538	09/16/19	15,067
CITI	AUD	4,042,026	USD	2,810,000	10/17/19	38,898
CITI	CAD	1,370,000	JPY	112,109,155	08/14/19	(6,905)
CITI	CHF	2,430,000	USD	2,432,920	08/29/19	(15,757)
CITI	EUR	1,065,791	USD	1,200,000	09/04/19	17,065
CITI	GBP	1,091,500	USD	1,431,681	08/21/19	103,086
CITI	GBP	320,000	USD	394,800	09/16/19	4,786
CITI	HKD	5,317,062	USD	679,204	09/16/19	(282)
CITI	HKD	1,354,205	USD	173,784	09/16/19	726
CITI	KRW	600,000,000	USD	518,995	08/09/19	11,737
CITI	KRW	4,486,683,980	USD	3,843,807	08/21/19	49,351
CITI	KRW	900,000,000	USD	759,071	08/22/19	(2,094)
CITI	MXN	54,000,300	USD	2,698,217	08/21/19	(110,698)
CITI	SGD	7,642,320	USD	5,600,000	09/18/19	34,647
CITI	TWD	57,046,980	USD	1,850,913	08/21/19	14,583
CITI	USD	1,409,511	BRL	5,574,000	09/06/19	47,578
CITI	USD	347,306	CNY	2,400,000	08/23/19	1,203
CITI	USD	51,110	CZK	1,140,000	09/06/19	(1,992)
CITI	USD	186,277	EUR	164,465	09/16/19	(3,554)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
CITI	USD	394,727	GBP	320,000	09/12/19	$(4,791)
CITI	USD	74,384	HUF	21,100,000	09/06/19	(2,618)
CITI	USD	2,395,464	INR	169,000,000	08/29/19	54,877
CITI	USD	1,737,980	JPY	187,403,488	08/21/19	(13,006)
CITI	USD	158,797	JPY	16,987,113	09/17/19	(2,114)
CITI	USD	1,438,254	KRW	1,686,000,000	08/21/19	(12,379)
CITI	USD	2,781,642	MXN	54,000,300	08/21/19	27,274
CITI	USD	1,495,952	MXN	29,055,000	09/06/19	11,403
CITI	USD	337,446	PEN	1,140,500	09/06/19	7,275
CITI	USD	432,467	TRY	2,733,000	09/06/19	50,280
CITI	USD	1,464,679	TWD	45,188,054	08/21/19	(10,086)
CITI	USD	381,338	TWD	11,858,926	08/21/19	398
CITI	USD	1,697,990	TWD	52,329,744	09/18/19	(10,759)
CITI	USD	441,893	TWD	13,733,156	09/18/19	896
DB	CHF	645,681	USD	655,152	09/16/19	3,405
DB	DKK	1,325,672	USD	201,159	09/16/19	3,882
DB	EUR	570,000	USD	643,466	08/15/19	11,822
DB	EUR	463,000	USD	529,926	09/06/19	15,951
DB	EUR	200,566	USD	227,642	09/16/19	4,811
DB	IDR	1,300,000,000	USD	89,075	08/15/19	(3,537)
DB	KRW	230,000,000	USD	199,367	09/23/19	4,651
DB	MXN	8,410,000	USD	432,492	09/17/19	(3,032)
DB	NOK	2,204,719	EUR	226,241	10/07/19	2,425
DB	NOK	1,515,177	USD	175,569	09/16/19	4,276
DB	USD	204,208	COP	657,000,000	09/06/19	(4,381)
DB	USD	24,086	CZK	540,000	09/06/19	(819)
DB	USD	89,014	IDR	1,300,000,000	08/15/19	3,598
DB	USD	1,348,498	IDR	19,540,000,000	09/13/19	39,156
DB	USD	143,187	TRY	856,000	09/06/19	8,013
GSI	EUR	1,269,100	USD	1,432,631	08/21/19	25,611
GSI	KRW	384,000,000	USD	322,107	08/21/19	(2,647)
GSI	USD	5,068,097	CAD	6,809,501	08/21/19	93,412
GSI	USD	7,060,000	JPY	772,494,610	08/21/19	50,503
JPMCB	AUD	5,933,000	JPY	457,455,658	08/21/19	150,521
JPMCB	CAD	671,300	JPY	54,409,227	08/19/19	(8,074)
JPMCB	CAD	1,166,000	JPY	96,064,582	10/23/19	3,680
JPMCB	CAD	182,396	USD	135,763	08/21/19	(2,490)
JPMCB	EUR	554,329	NOK	5,389,313	10/10/19	(7,487)
JPMCB	EUR	6,670,000	USD	7,530,836	08/15/19	139,491
JPMCB	EUR	81,000	USD	91,723	08/21/19	1,920
JPMCB	EUR	6,285,500	USD	7,110,133	09/04/19	133,779
JPMCB	EUR	93,679	USD	105,655	09/16/19	1,576
JPMCB	EUR	8,910,500	USD	10,060,238	09/18/19	158,892
JPMCB	GBP	1,091,500	USD	1,431,418	08/21/19	102,823
JPMCB	GBP	170,000	USD	214,593	09/12/19	7,439

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	GBP	135,786	USD	169,259	09/16/19	$3,765
JPMCB	JPY	300,068,587	USD	2,749,570	08/21/19	(12,440)
JPMCB	JPY	131,006,385	USD	1,219,645	09/17/19	11,290
JPMCB	TWD	22,369,875	USD	725,000	08/21/19	4,919
JPMCB	TWD	128,000,000	USD	4,060,270	08/14/19	(58,837)
JPMCB	TWD	195,292,977	USD	6,335,000	08/21/19	48,562
JPMCB	USD	2,646,835	CAD	3,542,000	08/21/19	37,952
JPMCB	USD	643,565	EUR	570,000	08/15/19	(11,921)
JPMCB	USD	3,639,474	EUR	3,215,471	08/21/19	(74,560)
JPMCB	USD	1,975,714	EUR	1,730,000	08/29/19	(56,487)
JPMCB	USD	37,153	EUR	33,000	09/04/19	(526)
JPMCB	USD	88,917	EUR	78,385	09/16/19	(1,829)
JPMCB	USD	2,452,786	GBP	1,953,000	08/21/19	(75,557)
JPMCB	USD	2,877,000	JPY	315,710,328	08/21/19	28,987
JPMCB	USD	1,153,982	JPY	124,210,971	08/21/19	(10,671)
JPMCB	USD	270,658	MXN	5,244,784	09/17/19	950
JPMCB	USD	200,695	THB	6,150,000	09/06/19	(563)
JPMCB	USD	68,645	TRY	404,000	09/06/19	2,716
JPMCB	USD	330,019	ZAR	4,800,000	08/15/19	4,102
JPMCB	USD	5,699,638	ZAR	80,769,000	08/21/19	(81,466)
MSCI	AUD	32,833,267	USD	22,971,702	09/18/19	482,063
MSCI	CAD	12,867,220	USD	9,581,718	09/18/19	(176,553)
MSCI	CAD	4,789,019	USD	3,655,381	09/18/19	23,476
MSCI	EUR	15,727,878	USD	17,769,213	09/18/19	292,395
MSCI	GBP	11,506,780	USD	14,542,194	09/18/19	516,412
MSCI	JPY	192,212,104	USD	1,789,483	09/18/19	16,446
MSCI	NOK	162,535,010	USD	18,922,799	09/18/19	547,093
MSCI	NZD	1,105,381	USD	723,088	09/18/19	(3,420)
MSCI	NZD	17,404,798	USD	11,638,705	09/18/19	199,461
MSCI	SEK	301,016,351	USD	31,931,585	09/18/19	665,317
MSCI	SGD	4,906,146	USD	3,563,050	09/18/19	(9,744)
MSCI	SGD	13,915,002	USD	10,221,301	09/18/19	88,001
MSCI	USD	10,282,731	AUD	14,778,520	09/18/19	(159,962)
MSCI	USD	5,025,355	CAD	6,742,591	09/18/19	88,105
MSCI	USD	13,031,030	CAD	17,040,769	09/18/19	(107,615)
MSCI	USD	3,617,068	EUR	3,183,280	09/18/19	(79,807)
MSCI	USD	16,237,371	GBP	12,957,680	09/18/19	(443,065)
MSCI	USD	2,839,302	JPY	308,829,921	09/18/19	9,462
MSCI	USD	10,349,680	JPY	1,111,806,579	09/18/19	(93,955)
MSCI	USD	11,535,696	NOK	99,876,853	09/18/19	(243,928)
MSCI	USD	1,485,022	NZD	2,274,938	09/18/19	10,174
MSCI	USD	51,847,310	NZD	77,991,766	09/18/19	(587,485)
MSCI	USD	10,129,945	SEK	95,015,602	09/18/19	(260,769)
MSCI	USD	5,853,019	SGD	7,943,344	09/18/19	(68,454)
NWM	AUD	57,221	USD	40,019	09/16/19	827

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
NWM	CAD	1,480,000	JPY	119,755,088	08/27/19	$(19,172)
NWM	EUR	543,078	NOK	5,276,250	10/03/19	(7,480)
NWM	EUR	226,818	NOK	2,204,719	10/07/19	(3,067)
NWM	EUR	1,600,000	USD	1,822,423	08/15/19	49,386
NWM	EUR	662,000	USD	746,916	09/06/19	12,033
NWM	EUR	6,670,000	USD	7,443,800	09/16/19	33,325
NWM	EUR	560,000	USD	625,304	09/23/19	2,775
NWM	INR	25,000,000	USD	354,704	08/14/19	(8,325)
NWM	JPY	181,300,000	USD	1,682,458	09/12/19	10,882
NWM	RUB	7,900,000	USD	119,488	08/15/19	(4,410)
NWM	SEK	1,369,216	USD	146,239	09/16/19	4,040
NWM	USD	88,746	ARS	4,140,000	09/06/19	1,136
NWM	USD	1,554,753	AUD	2,258,000	08/22/19	(9,463)
NWM	USD	2,504,995	CHF	2,430,000	08/29/19	(56,318)
NWM	USD	97,087	COP	311,000,000	09/06/19	(2,496)
NWM	USD	8,048,407	EUR	7,230,000	08/15/19	(36,499)
NWM	USD	87,041	EUR	76,448	09/16/19	(2,105)
NWM	USD	14,592	GBP	11,459	09/16/19	(625)
NWM	USD	176,568	IDR	2,510,000,000	09/13/19	1,682
NWM	USD	63,172	INR	4,400,000	09/13/19	524
NWM	USD	1,552,154	INR	109,000,000	09/23/19	24,092
NWM	USD	1,691,931	JPY	181,300,000	09/12/19	(20,354)
NWM	USD	139,907	MXN	2,700,000	08/15/19	678
NWM	USD	1,188,096	MXN	23,120,000	09/17/19	9,206
NWM	USD	100,167	MYR	420,000	08/15/19	1,592
NWM	USD	460,948	RON	1,974,500	09/06/19	1,138
NWM	USD	121,249	RUB	7,900,000	08/15/19	2,648
NWM	USD	627,900	RUB	41,340,000	09/06/19	18,474
NWM	USD	238,743	RUB	15,200,000	09/06/19	(1,083)
NWM	USD	95,412	THB	2,910,000	09/06/19	(716)
Net unrealized appreciation						$1,187,887

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$217,172,173	$48,561,717	$—	$265,733,890
Preferred stocks	—	214,537	—	214,537
Investment companies	63,924,363	—	—	63,924,363
US government obligations	—	5,701,649	—	5,701,649
Corporate bonds	—	8,385,873	—	8,385,873
Non-US government obligations	—	14,255,445	—	14,255,445
Time deposits	—	23,557,483	—	23,557,483
Short-term US government obligations	—	36,325,252	—	36,325,252
Short-term investment	—	157,920,533	—	157,920,533
Options purchased	594,182	9,997	—	604,179
Foreign exchange options purchased	—	101,900	—	101,900
Futures contracts	659,662	59,892	—	719,554
Swap agreements	—	4,885,033	—	4,885,033
Forward foreign currency contracts	—	7,396,121	—	7,396,121
Total	$282,350,380	$307,375,432	$—	$589,725,812
Liabilities
Investments sold short	$(108,660,387)	$(8,170,472)	$—	$(116,830,859)
Options written	(351,846)	(18,283)	—	(370,129)
Futures contracts	(658,568)	(246,017)	—	(904,585)
Swap agreements	—	(2,708,114)	—	(2,708,114)
Forward foreign currency contracts	—	(6,208,234)	—	(6,208,234)
Total	$(109,670,801)	$(17,351,120)	$—	$(127,021,921)

At July 31, 2019, there were no transfers between Level 1 and Level 2. At July 31, 2019, $48,561,717 and $(8,170,472) of foreign investments, $59,892 and $(246,017) of futures contracts were classified within Level 2 of the fair value hierarchy pursuant to the portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $9,330,302, represented 1.7% of the Fund's net assets at period end.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Perpetual investment. Date shown reflects the next call date.

5  Rates shown is the discount rates at date of purchase.

6  Payments made/received are based on the notional amount.

7  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMBAC  American Municipal Bond Assurance Corporation

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BOBL  Bundesobligationen

CJSC  Closed Joint Stock Company

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

CPI  Consumer Price Index

DAC  Designated Activity Company

EMTN  Euro Medium Term Note

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MGIC  Mortgage Guaranty Insurance Corporation

MTA  Monthly Treasury Average Index

MTN  Medium Term Note

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

PACE Select Advisors Trust

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CB  Comerica Bank

CITI  Citibank NA

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

NWM  NatWest Markets PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2019 to July 31, 2019.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2019	Ending account value July 31, 2019	Expenses paid during period[1] 02/01/19 to 07/31/19	Expense ratio during the period
PACE Government Money Market Investments
Class P	Actual	$1,000.00	$1,009.10	$2.99	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.01	0.60
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,035.70	7.02	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	6.95	1.39
Class Y	Actual	1,000.00	1,037.00	5.71	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
Class P	Actual	1,000.00	1,036.90	5.71	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,049.30	4.62	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
Class Y	Actual	1,000.00	1,050.60	3.36	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.52	3.31	0.66
Class P	Actual	1,000.00	1,050.60	3.36	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.52	3.31	0.66
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,055.50	8.31	1.63
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.71	8.15	1.63
Class Y	Actual	1,000.00	1,057.70	6.84	1.34
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	6.71	1.34
Class P	Actual	1,000.00	1,057.60	6.79	1.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.20	6.66	1.33
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,048.60	4.17	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.73	4.11	0.82
Class Y	Actual	1,000.00	1,049.90	2.90	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.97	2.86	0.57
Class P	Actual	1,000.00	1,050.70	2.90	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.97	2.86	0.57
PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,034.40	5.20	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.16	1.03
Class Y	Actual	1,000.00	1,034.80	4.39	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.48	4.36	0.87
Class P	Actual	1,000.00	1,035.70	4.24	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.63	4.21	0.84

PACE Select Advisors Trust

		Beginning account value February 1, 2019	Ending account value July 31, 2019	Expenses paid during period[1] 02/01/19 to 07/31/19	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$1,049.20	$5.39	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.31	1.06
Class Y	Actual	1,000.00	1,049.10	4.47	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88
Class P	Actual	1,000.00	1,049.30	4.62	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,053.20	7.38	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class Y	Actual	1,000.00	1,055.10	6.11	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class P	Actual	1,000.00	1,054.40	6.21	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.11	1.22
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,148.10	6.02	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
Class Y	Actual	1,000.00	1,149.50	4.74	0.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.38	4.46	0.89
Class P	Actual	1,000.00	1,149.50	4.69	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,083.20	6.35	1.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.16	1.23
Class Y	Actual	1,000.00	1,084.50	4.81	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class P	Actual	1,000.00	1,084.00	5.37	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.21	1.04
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,080.30	6.34	1.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.16	1.23
Class Y	Actual	1,000.00	1,079.90	6.96	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35
Class P	Actual	1,000.00	1,080.70	5.62	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.46	1.09

PACE Select Advisors Trust

		Beginning account value February 1, 2019	Ending account value July 31, 2019	Expenses paid during period[1] 02/01/19 to 07/31/19	Expense ratio during the period
PACE International Equity Investments
Class A	Actual	$1,000.00	$1,039.50	$10.52	2.08%
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.48	10.39	2.08
Class Y	Actual	1,000.00	1,041.10	9.26	1.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.72	9.15	1.83
Class P	Actual	1,000.00	1,041.20	9.11	1.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.87	9.00	1.80
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	1,007.00	8.46	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.50	1.70
Class Y	Actual	1,000.00	1,007.70	7.22	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class P	Actual	1,000.00	1,007.70	7.22	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,030.60	7.30	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class P	Actual	1,000.00	1,033.20	6.05	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,025.10	14.16	2.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.81	14.06	2.82
Class Y	Actual	1,000.00	1,026.10	12.71	2.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.25	12.62	2.53
Class P	Actual	1,000.00	1,026.20	12.96	2.58
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.00	12.87	2.58

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

This page intentionally left blank.

PACE Select Advisors Trust

Statement of assets and liabilities
July 31, 2019

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments, at cost
Investments	$146,145,295	$653,969,649	$377,239,999	$1,009,342,680
Repurchase agreements	39,700,000	828,000	—	—
Foreign currency	—	—	47,823	1,539,999
	185,845,295	654,797,649	377,287,822	1,010,882,679
Investments, at value
Investments[1]	146,145,295	659,463,774	387,458,449	1,030,218,822
Repurchase agreements	39,700,000	828,000	—	—
Foreign currency	—	—	43,718	1,416,932
Cash	81,992	377	—	2,861,606
Cash collateral on futures	—	267,000	299,027	825,000
Cash collateral on swap agreements	—	1,608,000	534,120	2,388,808
Due from broker	—	588,696	—	479,280
Receivable for investments sold	—	6,598,107	901,136	1,269,601
Receivable for investments sold short	—	200,302,770	56,625,101	83,230,060
Receivable for when issued TBA securities	—	283,471,510	14,163,216	115,627,544
Receivable for fund shares sold	304,419	326,690	277,010	465,351
Receivable for interest	56,793	1,542,140	2,074,398	6,457,045
Receivable for foreign tax reclaims	—	—	522	13,129
Receivable from affiliate	3,724	—	57,909	—
Receivable for variation margin on futures contracts	—	—	181,186	234,952
Receivable for variation margin on centrally cleared swap agreements	—	—	—	184,298
OTC swap agreements, at value[2]	—	—	66,635	48,747
Unrealized appreciation on forward foreign currency contracts	—	—	28,330	1,778,528
Other assets	18,564	18,354	18,723	20,823
Total assets	186,310,787	1,155,015,418	462,729,480	1,247,520,526
Liabilities:
Investments sold short, at value (proceeds—$0; $32,770,229; $56,549,430; $7,778,719; $0; $0 and $0, respectively)	—	32,780,207	56,656,952	7,781,984
Reverse repurchase agreements, at value (cost—$0; $54,492,000; $0; $0; $0; $0; $0, respectively)	—	54,492,000	—	—
Options and swaptions written, at value (premiums received $0; $178,051; $2,195,931; $29,412; $0; $0 and $0, respectively)	—	135,643	2,086,342	51
Due to broker	—	1,060,096	229,078	2,035,944
Payable for cash collateral from securities loaned	—	—	1,762,625	108,500
Payable for investments purchased	993,991	148,161,711	3,421,269	77,348,251
Payable for when issued TBA securities	—	539,308,216	49,201,869	207,383,040
Payable for fund shares redeemed	201,781	484,636	605,323	953,592
Payable for dividend and interest expense on investments sold short	—	70,419	80,150	—
Dividends payable to shareholders	146,127	—	—	—
Payable to affiliate	—	116,019	—	185,654
Payable to custodian	—	71,713	86,001	167,936
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	1,041	8,676
Payable for dollar roll transactions	—	15,367,027	—	205,114,197
Deferred payable for dollar roll transactions	—	287	—	35,593
Payable for variation margin on futures contracts	—	547,558	—	567,835
Payable for variation margin on centrally cleared swap agreements	—	40,192	45,846	28,606
OTC swap agreements, at value[2]	—	22,284	—	51,763
Unrealized depreciation on forward foreign currency contracts	—	—	23,297	828,687
Accrued expenses and other liabilities	366,960	389,712	348,713	429,457
Total liabilities	1,708,859	793,047,720	114,548,506	503,029,766
Net assets	184,601,928	361,967,698	348,180,974	744,490,760

1  Includes $0; $0; $3,466,993; $3,206,652; $0; $1,253,307 and $12,320,864, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments were $1,414 and $344,440, respectively. Net upfront payment made by PACE Intermediate Fixed Income Investments was $95,503.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Assets:
Investments, at cost
Investments	$328,753,754	$392,284,963	$324,538,902
Repurchase agreements	—	—	—
Foreign currency	—	1,388,966	289,777
	328,753,754	393,673,929	324,828,679
Investments, at value
Investments[1]	344,492,519	399,461,637	315,770,936
Repurchase agreements	—	—	—
Foreign currency	—	1,360,634	287,662
Cash	—	—	—
Cash collateral on futures	—	944,297	—
Cash collateral on swap agreements	—	—	—
Due from broker	—	—	—
Receivable for investments sold	1,409,306	—	3,429,805
Receivable for investments sold short	—	—	—
Receivable for when issued TBA securities	—	—	—
Receivable for fund shares sold	246,028	145,550	157,797
Receivable for interest	3,550,702	2,586,697	4,969,881
Receivable for foreign tax reclaims	—	19,622	1,590
Receivable from affiliate	—	—	—
Receivable for variation margin on futures contracts	—	211,909	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
OTC swap agreements, at value[2]	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	1,200,007	2,296,916
Other assets	20,886	18,243	18,412
Total assets	349,719,441	405,948,596	326,932,999
Liabilities:
Investments sold short, at value (proceeds—$0; $32,770,229; $56,549,430; $7,778,719; $0; $0 and $0, respectively)	—	—	—
Reverse repurchase agreements, at value (cost—$0; $54,492,000; $0; $0; $0; $0; $0, respectively)	—	—	—
Options and swaptions written, at value (premiums received $0; $178,051; $2,195,931; $29,412; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable for cash collateral from securities loaned	—	515,145	9,644,767
Payable for investments purchased	4,951,670	687,415	7,523,575
Payable for when issued TBA securities	—	41,943,991	—
Payable for fund shares redeemed	138,931	401,987	470,789
Payable for dividend and interest expense on investments sold short	—	—	—
Dividends payable to shareholders	—	—	—
Payable to affiliate	128,208	111,573	175,793
Payable to custodian	26,827	113,671	229,029
Payable for foreign withholding taxes and foreign capital gains taxes	—	9,889	1,342
Payable for dollar roll transactions	—	—	—
Deferred payable for dollar roll transactions	—	—	—
Payable for variation margin on futures contracts	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—
OTC swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	840,606	164,384
Accrued expenses and other liabilities	158,546	415,221	334,870
Total liabilities	5,404,182	45,039,498	18,544,549
Net assets	344,315,259	360,909,098	308,388,450

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2019

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$184,603,491	$381,367,541	$343,362,710	$748,463,146
Distributable earnings (losses)	(1,563)	(19,399,843)	4,818,264	(3,972,386)
Net assets	$184,601,928	$361,967,698	$348,180,974	$744,490,760
Class A
Net assets	$—	$34,380,169	$13,652,490	$18,074,230
Shares outstanding	—	2,708,637	1,097,408	1,299,879
Net asset value per share	$—	$12.69	$12.44	$13.91
Maximum offering price per share	$—	$13.18	$12.92	$14.45
Class Y
Net assets	$—	$25,480,973	$325,369	$1,364,078
Shares outstanding	—	2,007,384	26,153	98,298
Net asset value, offering price and redemption value per share[3]	$—	$12.69	$12.44	$13.88
Class P
Net assets	$184,601,928	$302,106,556	$334,203,115	$725,052,452
Shares outstanding	184,602,301	23,791,341	26,855,715	52,176,660
Net asset value, offering price and redemption value per share[3]	$1.00	$12.70	$12.44	$13.90

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$327,213,053	$364,612,837	$320,419,927
Distributable earnings (losses)	17,102,206	(3,703,739)	(12,031,477)
Net assets	$344,315,259	$360,909,098	$308,388,450
Class A
Net assets	$45,403,348	$30,448,261	$5,813,175
Shares outstanding	3,432,737	3,041,247	598,052
Net asset value per share	$13.23	$10.01	$9.72
Maximum offering price per share	$13.53	$10.40	$10.10
Class Y
Net assets	$67,852	$2,182,427	$560,191
Shares outstanding	5,128	219,112	57,385
Net asset value, offering price and redemption value per share[3]	$13.23	$9.96	$9.76
Class P
Net assets	$298,844,059	$328,278,410	$302,015,084
Shares outstanding	22,579,645	32,827,133	31,038,111
Net asset value, offering price and redemption value per share[3]	$13.24	$10.00	$9.73

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2019

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at cost
Investments[1]	$1,152,765,032	$876,244,838	$392,967,293	$411,719,149
Foreign currency	—	—	—	—
	1,152,765,032	876,244,838	392,967,293	411,719,149
Investments, at value
Investments[1]	1,287,453,224	1,243,466,638	446,572,892	475,599,529
Foreign currency	—	—	—	—
Cash	—	—	136,463	—
Cash collateral on options	—	—	—	—
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	2,007,761	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Due from broker	—	—	—	—
Receivable for investments sold	1,774,301	5,586,986	4,697,899	7,412,153
Receivable for investments sold short	—	—	—	—
Receivable for fund shares sold	643,465	538,577	248,645	215,511
Receivable for dividends and interest	1,372,829	271,134	204,159	32,994
Receivable for foreign tax reclaims	11,564	9,271	—	—
OTC swap agreements, at value	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Other assets	23,444	23,274	18,853	18,885
Total assets	1,293,286,588	1,249,895,880	451,878,911	483,279,072
Liabilities:
Investments sold short, at value (proceeds—$133,324,718; $0; $0; $0; $140,623,331; $0; $0 and $115,436,879, respectively)	148,365,369	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $396,165, respectively)	—	—	—	—
Due to broker	—	—	—	—
Payable for cash collateral from securities loaned	6,368,327	23,109,182	9,436,649	18,372,937
Payable for investments purchased	2,155,895	2,925,561	2,614,940	5,472,417
Payable for fund shares redeemed	1,587,499	1,822,486	728,000	869,748
Payable for dividend and interest expense on investments sold short	127,265	—	—	—
Payable to affiliate	749,692	799,062	276,470	325,084
Payable to custodian	402,227	109,676	71,336	56,179
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	6,676	—
Payable for variation margin on futures contracts	—	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—	—
OTC swap agreements, at value	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Accrued expenses and other liabilities	530,472	442,433	418,492	405,081
Total liabilities	160,286,746	29,208,400	13,552,563	25,501,446
Net assets	1,132,999,842	1,220,687,480	438,326,348	457,777,626

1  Includes $45,279,503; $29,838,720; $40,714,474; $47,194,652; $19,217,332; $5,210,185; $3,136,679 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at cost
Investments[1]	$1,106,072,693	$361,618,659	$117,754,196	$564,848,550
Foreign currency	150,529	469,234	15,690	2,645,093
	1,106,223,222	362,087,893	117,769,886	567,493,643
Investments, at value
Investments[1]	1,124,906,765	390,209,749	122,912,954	576,725,104
Foreign currency	149,316	468,661	15,356	2,588,056
Cash	—	—	—	—
Cash collateral on options	—	—	—	6,960,509
Cash collateral on futures	—	—	—	2,506,264
Cash collateral on swap agreements	—	—	—	1,603,136
Cash collateral on investments sold short	2,343,796	—	—	57,300,155
Cash collateral for forward foreign currency contracts	—	—	—	1,170,000
Due from broker	—	—	—	767,550
Receivable for investments sold	308,258	120,781	356,518	13,811,497
Receivable for investments sold short	—	—	—	5,722,514
Receivable for fund shares sold	812,123	346,935	90,403	274,291
Receivable for dividends and interest	1,569,335	1,706,666	315,290	678,256
Receivable for foreign tax reclaims	3,892,517	9,438	35,497	166,331
OTC swap agreements, at value	—	—	—	742,119
Unrealized appreciation on forward foreign currency contracts	—	—	—	7,396,121
Other assets	22,567	18,655	10,071	187,245
Total assets	1,134,004,677	392,880,885	123,736,089	678,599,148
Liabilities:
Investments sold short, at value (proceeds—$133,324,718; $0; $0; $0; $140,623,331; $0; $0 and $115,436,879, respectively)	132,228,479	—	—	116,830,859
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $396,165, respectively)	—	—	—	370,129
Due to broker	—	—	—	573,239
Payable for cash collateral from securities loaned	10,161,705	3,378,043	923,457	—
Payable for investments purchased	470,986	—	424,038	21,743,017
Payable for fund shares redeemed	1,200,507	456,584	212,928	958,964
Payable for dividend and interest expense on investments sold short	94,471	—	—	154,431
Payable to affiliate	770,668	378,212	3,969	601,028
Payable to custodian	201,892	297,085	56,322	6,437
Payable for foreign withholding taxes and foreign capital gains taxes	84,302	245,355	63,550	12,745
Payable for variation margin on futures contracts	—	—	—	186,200
Payable for variation margin on centrally cleared swap agreements	—	—	—	111,897
OTC swap agreements, at value	—	—	—	1,122,848
Unrealized depreciation on forward foreign currency contracts	—	—	—	6,208,234
Accrued expenses and other liabilities	594,487	467,906	373,826	408,356
Total liabilities	145,807,497	5,223,185	2,058,090	149,288,384
Net assets	988,197,180	387,657,700	121,677,999	529,310,764

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
July 31, 2019

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$981,319,644	$758,140,148	$390,512,875	$341,075,513
Distributable earnings (losses)	151,680,198	462,547,332	47,813,473	116,702,113
Net assets	$1,132,999,842	$1,220,687,480	$438,326,348	$457,777,626
Class A
Net assets	$107,796,117	$48,197,136	$17,094,363	$24,675,303
Shares outstanding	4,996,912	1,985,658	912,228	1,467,255
Net asset value per share	$21.57	$24.27	$18.74	$16.82
Maximum offering price per share	$22.83	$25.68	$19.83	$17.80
Class Y
Net assets	$16,463,109	$16,328,673	$178,419	$49,372
Shares outstanding	760,910	637,538	9,087	2,648
Net asset value, offering price and redemption value per share[3]	$21.64	$25.61	$19.63	$18.65
Class P
Net assets	$1,008,740,616	$1,156,161,671	$421,053,566	$433,052,951
Shares outstanding	46,892,533	45,566,111	21,749,201	23,778,861
Net asset value, offering price and redemption value per share[3]	$21.51	$25.37	$19.36	$18.21

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$979,258,858	$397,741,608	$121,569,785	$533,435,173
Distributable earnings (losses)	8,938,322	(10,083,908)	108,214	(4,124,409)
Net assets	$988,197,180	$387,657,700	$121,677,999	$529,310,764
Class A
Net assets	$27,264,177	$4,512,061	$491,026	$8,393,819
Shares outstanding	1,818,109	347,242	63,407	791,991
Net asset value per share	$15.00	$12.99	$7.74	$10.60
Maximum offering price per share	$15.87	$13.75	$8.19	$11.22
Class Y
Net assets	$11,976,872	$6,423,665	$—	$385,909
Shares outstanding	802,014	489,927	—	36,413
Net asset value, offering price and redemption value per share[3]	$14.93	$13.11	$—	$10.60
Class P
Net assets	$948,956,131	$376,721,974	$121,186,973	$520,531,036
Shares outstanding	63,705,459	28,880,051	16,252,428	49,323,249
Net asset value, offering price and redemption value per share[3]	$14.90	$13.04	$7.46	$10.55
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2019

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$111,601
Interest	4,666,521	13,701,642	12,129,120	33,346,788
Securities lending	—	—	10,884	28,193
Foreign tax withheld	—	—	640	(1,625)
Total income	4,666,521	13,701,642	12,140,644	33,484,957
Expenses:
Investment management and administration fees	705,905	2,374,853	1,893,294	4,551,726
Service fees–Class A	—	86,366	34,769	43,978
Service and distribution fees–Class C	—	4,785	496	3,292
Transfer agency and related services fees	827,890	666,555	555,934	735,294
Custody and fund accounting fees	13,587	135,427	254,295	347,046
Trustees fees	19,318	22,122	21,890	26,271
Professional services fees	97,350	184,453	156,568	185,138
Shareholder reports	69,289	53,305	45,612	53,357
Federal and state registration fees	28,097	52,926	53,033	56,447
Insurance expense	2,349	4,896	4,466	9,491
Interest expense	—	1,026,314	1,759	3,880,220
Other	52,341	38,130	44,115	56,768
Total expenses	1,816,126	4,650,132	3,066,231	9,949,028
Fee waivers and/or expense reimbursements by investment manager and administrator	(606,004)	(830,441)	(694,856)	(707,024)
Net expenses	1,210,122	3,819,691	2,371,375	9,242,004
Net investment income	3,456,399	9,881,951	9,769,269	24,242,953
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	135	5,413,131	(1,382,938)	3,822,686
Investments sold short	—	(1,470,528)	896,044	34,575
Options and swaptions written	—	392,906	27,017	1,057,890
Futures contracts	—	(1,003,497)	794,723	(8,937,905)
Swap agreements	—	601,039	(951,034)	6,086,343
Forward foreign currency contracts	—	—	67,120	3,028,410
Foreign currency transactions	—	—	(20,086)	(515,365)
Net realized gain (loss)	135	3,933,051	(569,154)	4,576,634
Change in net unrealized appreciation (depreciation) on:
Investments	—	11,823,038	16,311,606	31,260,646
Investments sold short	—	(74,376)	(177,674)	(3,265)
Options and swaptions written	—	(32,645)	(36,237)	(307,463)
Futures contracts	—	(536,022)	275,217	1,306,676
Swap agreements	—	(1,896,852)	9,138	(5,361,304)
Forward foreign currency contracts	—	—	(52,890)	990,968
Translation of other assets and liabilities denominated in foreign currency	—	—	(5,846)	(39,315)
Change in net unrealized appreciation (depreciation)	—	9,283,143	16,323,314	27,846,943
Net realized and unrealized gain (loss)	135	13,216,194	15,754,160	32,423,577
Net increase in net assets resulting from operations	$3,456,534	$23,098,145	$25,523,429	$56,666,530

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$57,812
Interest	11,899,922	8,168,573	21,071,205
Securities lending	—	5,649	159,391
Foreign tax withheld	—	(34,443)	(1,802)
Total income	11,899,922	8,139,779	21,286,606
Expenses:
Investment management and administration fees	1,855,086	2,836,921	2,591,012
Service fees–Class A	110,160	77,793	13,351
Service and distribution fees–Class C	3,771	1,173	1,168
Transfer agency and related services fees	118,000	669,621	548,958
Custody and fund accounting fees	42,297	210,797	65,072
Trustees fees	21,822	22,125	21,535
Professional services fees	153,075	178,145	158,880
Shareholder reports	19,506	68,160	38,363
Federal and state registration fees	55,112	52,855	55,733
Insurance expense	4,272	4,942	4,296
Interest expense	—	357	243
Other	45,223	42,574	38,769
Total expenses	2,428,324	4,165,463	3,537,380
Fee waivers and/or expense reimbursements by investment manager and administrator	(340,675)	(926,178)	(580,570)
Net expenses	2,087,649	3,239,285	2,956,810
Net investment income	9,812,273	4,900,494	18,329,796
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	1,535,082	(586,289)	(5,348,373)
Investments sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	1,148,998	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	602,196	2,888,662
Foreign currency transactions	—	122,056	702,917
Net realized gain (loss)	1,535,082	1,286,961	(1,756,794)
Change in net unrealized appreciation (depreciation) on:
Investments	12,208,941	9,490,588	(4,581,939)
Investments sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	492,132	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	393,225	2,642,581
Translation of other assets and liabilities denominated in foreign currency	—	(16,003)	(540,357)
Change in net unrealized appreciation (depreciation)	12,208,941	10,359,942	(2,479,715)
Net realized and unrealized gain (loss)	13,744,023	11,646,903	(4,236,509)
Net increase in net assets resulting from operations	$23,556,296	$16,547,397	$14,093,287

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the year ended July 31, 2019

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends	$38,004,266	$10,244,660	$7,660,725	$2,268,995
Interest	329,467	558,095	258,405	139,485
Securities lending	99,455	71,265	120,862	301,336
Foreign tax withheld	(199,557)	(92,820)	(58,099)	(23,526)
Total income	38,233,631	10,781,200	7,981,893	2,686,290
Expenses:
Investment management and administration fees	8,892,151	9,721,326	3,678,012	3,931,816
Service fees–Class A	273,052	115,760	44,012	62,496
Service and distribution fees–Class C	5,659	1,391	1,807	1,449
Transfer agency and related services fees	861,659	830,455	786,916	788,345
Custody and fund accounting fees	190,197	176,771	105,301	103,131
Trustees fees	31,144	31,976	23,073	23,580
Professional services fees	158,950	166,313	141,188	185,258
Shareholder reports	86,891	69,232	60,074	75,665
Federal and state registration fees	56,219	56,398	51,812	51,672
Insurance expense	15,619	15,847	6,092	6,050
Interest expense	12,676	1,974	3,913	3,335
Dividend expense, interest expense and other borrowing cost for investments sold short	3,939,903	—	—	—
Other	92,850	79,202	56,611	52,951
Total expenses	14,616,970	11,266,645	4,958,811	5,285,748
Fee waivers and/or expense reimbursements by investment manager and administrator	—	(180,734)	(139,279)	—
Recoupment of fees waived or expenses previously reimbursed	—	—	—	76
Net expenses	14,616,970	11,085,911	4,819,532	5,285,824
Net investment income (loss)	23,616,661	(304,711)	3,162,361	(2,599,534)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	57,881,162	136,862,989	(4,606,129)	73,166,553
Investments sold short	(8,001,014)	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	228	—	(8)	—
Net realized gain (loss)	49,880,376	136,862,989	(4,606,137)	73,166,553
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $(314,411); $0 and $0, respectively)	(72,712,329)	(27,394,239)	(27,930,291)	(50,425,239)
Investments sold short	4,881,768	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	(10)	—
Change in net unrealized appreciation (depreciation)	(67,830,561)	(27,394,239)	(27,930,301)	(50,425,239)
Net realized and unrealized gain (loss)	(17,950,185)	109,468,750	(32,536,438)	22,741,314
Net increase in net assets resulting from operations	$5,666,476	$109,164,039	$(29,374,077)	$20,141,780

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends	$39,076,788	$12,666,666	$4,492,528	$7,419,429
Interest	194,092	166,845	21,731	8,155,600
Securities lending	452,581	102,475	2,949	—
Foreign tax withheld	(3,132,850)	(1,257,220)	(180,107)	(421,099)
Total income	36,590,611	11,678,766	4,337,101	15,153,930
Expenses:
Investment management and administration fees	9,272,561	4,435,300	1,021,933	7,898,148
Service fees–Class A	71,373	10,717	1,029	22,521
Service and distribution fees–Class C	994	575	84	3,035
Transfer agency and related services fees	809,704	725,888	565,468	407,190
Custody and fund accounting fees	438,314	442,480	95,902	768,291
Trustees fees	29,647	22,349	19,356	24,213
Professional services fees	221,598	207,683	162,886	198,543
Shareholder reports	80,403	49,647	40,057	68,797
Federal and state registration fees	58,063	53,822	43,162	64,251
Insurance expense	13,574	5,238	1,598	7,599
Interest expense	18,295	2,928	404	12,628
Dividend expense, interest expense and other borrowing cost for investments sold short	5,731,269	—	—	4,124,932
Other	126,841	76,158	58,000	124,377
Total expenses	16,872,636	6,032,785	2,009,879	13,724,525
Fee waivers and/or expense reimbursements by investment manager and administrator	—	(171,961)	(475,452)	(406,152)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	—
Net expenses	16,872,636	5,860,824	1,534,427	13,318,373
Net investment income (loss)	19,717,975	5,817,942	2,802,674	1,835,557
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(1,039,453)	(8,649,663)	(586,202)	(18,846,181)
Investments sold short	7,738,604	—	—	4,125,465
Options and swaptions written	—	—	—	4,317,749
Futures contracts	—	—	—	2,863,631
Swap agreements	—	—	—	(778,924)
Forward foreign currency contracts	(3,747)	—	—	7,175,509
Foreign currency transactions	(157,507)	(320,858)	(35,213)	(299,591)
Net realized gain (loss)	6,537,897	(8,970,521)	(621,415)	(1,442,342)
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $0; $(314,411); $0 and $0, respectively)	(88,674,671)	(10,810,140)	3,378,680	(1,374,917)
Investments sold short	6,759,021	—	—	3,968,337
Options and swaptions written	—	—	—	(3,950)
Futures contracts	—	—	—	(154,470)
Swap agreements	—	—	—	161,722
Forward foreign currency contracts	740	—	—	(1,102,147)
Translation of other assets and liabilities denominated in foreign currency	(73,919)	436	(4,353)	(9,662)
Change in net unrealized appreciation (depreciation)	(81,988,829)	(10,809,704)	3,374,327	1,484,913
Net realized and unrealized gain (loss)	(75,450,932)	(19,780,225)	2,752,912	42,571
Net increase in net assets resulting from operations	$(55,732,957)	$(13,962,283)	$5,555,586	$1,878,128

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Government Money Market Investments		PACE Mortgaged-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2019	2018	2019	2018	2019	2018
From operations:
Net investment income	$3,456,399	$1,702,668	$9,881,951	$8,858,207	$9,769,269	$8,518,545
Net realized gain (loss)	135	6	3,933,051	(5,849,972)	(569,154)	(4,674,086)
Net change in unrealized appreciation (depreciation)	—	—	9,283,143	(6,809,594)	16,323,314	(8,570,269)
Net increase (decrease) in net assets resulting from operations	3,456,534	1,702,674	23,098,145	(3,801,359)	25,523,429	(4,725,810)
Total distributions–Class A1	—	—	(1,144,300)	(961,787)	(366,787)	(337,935)
Total distributions–Class C1	—	—	(47,220)	(248,183)	(3,870)	(19,206)
Total distributions–Class Y1	—	—	(949,248)	(1,190,592)	(8,615)	(7,635)
Total distributions–Class P1	(3,456,399)	(1,702,668)	(10,987,771)	(10,787,361)	(9,771,060)	(8,822,909)
Total distributions	(3,456,399)	(1,702,668)	(13,128,539)	(13,187,923)	(10,150,332)	(9,187,685)
From beneficial interest transactions:
Proceeds from shares sold	241,670,811	153,320,074	66,071,764	71,821,639	54,599,176	61,354,338
Cost of shares redeemed	(248,947,713)	(165,625,042)	(118,655,865)	(119,862,443)	(99,349,800)	(79,892,545)
Shares issued on reinvestment of dividends and distributions	3,084,709	1,513,589	11,965,517	12,034,990	9,164,442	8,264,039
Net decrease in net assets from beneficial interest transactions	(4,192,193)	(10,791,379)	(40,618,584)	(36,005,814)	(35,586,182)	(10,274,168)
Net decrease in net assets	(4,192,058)	(10,791,373)	(30,648,978)	(52,995,096)	(20,213,085)	(24,187,663)
Net assets:
Beginning of year	188,793,986	199,585,359	392,616,676	445,611,772	368,394,059	392,581,722
End of year	$184,601,928	$188,793,986[2]	$361,967,698	$392,616,676[2]	$348,180,974	$368,394,059[2]

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, all distributions were made from net investment income except PACE Municipal Fixed Income Investments, for the year ended July 31, 2018, distribution from net investment income and net realized gains for Class A were $(1,101,076) and $(58,589), Class C were $(174,754) and $(10,998), Class Y were $(2,149) and $(118), Class P were $(8,984,515) and $(421,544), respectively

2  Includes accumulated undistributed (distributions in excess of) net investment income of $0; $480,551; $1,411,682; $9,890,110 and $0, respectively.

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2019	2018	2019	2018
From operations:
Net investment income	$24,242,953	$22,808,487	$9,812,273	$10,256,019
Net realized gain (loss)	4,576,634	(5,240,815)	1,535,082	545,692
Net change in unrealized appreciation (depreciation)	27,846,943	(23,273,166)	12,208,941	(9,714,421)
Net increase (decrease) in net assets resulting from operations	56,666,530	(5,705,494)	23,556,296	1,087,290
Total distributions–Class A1	(562,397)	(383,426)	(1,258,943)	(1,159,665)
Total distributions–Class C1	(30,876)	(164,449)	(31,869)	(185,752)
Total distributions–Class Y1	(45,893)	(44,283)	(2,020)	(2,267)
Total distributions–Class P1	(24,675,116)	(23,346,881)	(9,230,952)	(9,406,059)
Total distributions	(25,314,282)	(23,939,039)	(10,523,784)	(10,753,743)
From beneficial interest transactions:
Proceeds from shares sold	96,910,928	109,826,434	54,221,132	48,856,462
Cost of shares redeemed	(186,962,857)	(153,633,513)	(88,047,907)	(71,525,103)
Shares issued on reinvestment of dividends and distributions	23,271,484	21,980,495	8,857,921	9,034,151
Net decrease in net assets from beneficial interest transactions	(66,780,445)	(21,826,584)	(24,968,854)	(13,634,490)
Net decrease in net assets	(35,428,197)	(51,471,117)	(11,936,342)	(23,300,943)
Net assets:
Beginning of year	779,918,957	831,390,074	356,251,601	379,552,544
End of year	$744,490,760	$779,918,957[2]	$344,315,259	$356,251,601[2]

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Global Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2019	2018	2019	2018	2019	2018
From operations:
Net investment income	$4,900,494	$4,734,954	$18,329,796	$20,100,060	$23,616,661	$22,382,483
Net realized gain (loss)	1,286,961	5,150,779	(1,756,794)	7,397,332	49,880,376	76,189,933
Net change in unrealized appreciation (depreciation)	10,359,942	(16,215,019)	(2,479,715)	(16,646,939)	(67,830,561)	18,114,204
Net increase (decrease) in net assets resulting from operations	16,547,397	(6,329,286)	14,093,287	10,850,453	5,666,476	116,686,620
Total distributions–Class A1	(481,587)	—	(295,930)	(208,373)	(10,677,488)	(9,500,205)
Total distributions–Class C2	(5,664)	—	(20,164)	(123,408)	—	(888,284)
Total distributions–Class Y3	(40,844)	—	(30,663)	(29,010)	(1,544,626)	(1,455,396)
Total distributions–Class P4	(6,175,404)	—	(18,032,533)	(19,994,007)	(105,011,399)	(101,243,366)
Return of capital–Class A	—	(488,837)	—	—	—	—
Return of capital–Class C	—	(22,988)	—	—	—	—
Return of capital–Class Y	—	(39,668)	—	—	—	—
Return of capital–Class P	—	(6,308,471)	—	—	—	—
Total distributions	(6,703,499)	(6,859,964)	(18,379,290)	(20,354,798)	(117,233,513)	(113,087,251)
From beneficial interest transactions:
Proceeds from shares sold	33,467,627	45,352,964	27,862,204	36,001,719	90,280,427	84,980,768
Cost of shares redeemed	(94,046,619)	(79,605,170)	(85,967,320)	(75,275,294)	(280,131,233)	(213,881,391)
Shares issued on reinvestment of dividends and distributions	6,159,499	6,312,446	16,839,585	18,703,014	109,458,117	106,234,784
Net increase (decrease) in net assets from beneficial interest transactions	(54,419,493)	(27,939,760)	(41,265,531)	(20,570,561)	(80,392,689)	(22,665,839)
Net increase (decrease) in net assets	(44,575,595)	(41,129,010)	(45,551,534)	(30,074,906)	(191,959,726)	(19,066,470)
Net assets:
Beginning of year	405,484,693	446,613,703	353,939,984	384,014,890	1,324,959,568	1,344,026,038
End of year	$360,909,098	$405,484,693[5]	$308,388,450	$353,939,984[5]	$1,132,999,842	$1,324,959,568[5]

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class A were $0 and $0, $(208,373) and $0, $(1,490,821)and $(8,009,384), $0 and $(4,492,312), $(19,006) and $(1,942,489), respectively.

2  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class C were $0 and $0, $(123,408) and $0, $(59,827) and$(828,457), $0 and $(337,739), $0 and $(554,561), respectively

3  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class Y were $0 and $0, $(29,010) and $0, $(265,210) and$(1,190,186), $(16,901) and $(1,382,122), $(704) and $(31,899), respectively

4  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class P were $0 and $0, $(19,994,007) and $0, $(18,285,278) and $(82,958,088), $(1,303,992) and $(121,930,288), $(1,236,385) and $(54,355,494), respectively

5  Includes accumulated undistributed (distributions in excess of) net investment income of $(2,948,467); $2,364,833; $12,294,327; $77,940 and $1,666,136, respectively.

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2019	2018	2019	2018
From operations:
Net investment income	$(304,711)	$302,949	$3,162,361	$2,580,596
Net realized gain (loss)	136,862,989	202,013,107	(4,606,137)	25,891,079
Net change in unrealized appreciation (depreciation)	(27,394,239)	36,043,130	(27,930,301)	36,843,694
Net increase (decrease) in net assets resulting from operations	109,164,039	238,359,186	(29,374,077)	65,315,369
Total distributions–Class A1	(7,964,249)	(4,492,312)	(1,095,342)	(1,961,495)
Total distributions–Class C2	—	(337,739)	—	(554,561)
Total distributions–Class Y3	(2,400,843)	(1,399,023)	(12,339)	(32,603)
Total distributions–Class P4	(197,906,705)	(123,234,280)	(25,959,793)	(55,591,879)
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
Total distributions	(208,271,797)	(129,463,354)	(27,067,474)	(58,140,538)
From beneficial interest transactions:
Proceeds from shares sold	79,356,146	73,887,591	43,735,225	39,600,056
Cost of shares redeemed	(348,807,331)	(245,103,947)	(113,780,668)	(87,821,671)
Shares issued on reinvestment of dividends and distributions	195,975,184	122,702,402	25,341,673	54,891,264
Net increase (decrease) in net assets from beneficial interest transactions	(73,476,001)	(48,513,954)	(44,703,770)	6,669,649
Net increase (decrease) in net assets	(172,583,759)	60,381,878	(101,145,321)	13,844,480
Net assets:
Beginning of year	1,393,271,239	1,332,889,361	539,471,669	525,627,189
End of year	$1,220,687,480	$1,393,271,239[5]	$438,326,348[5]	$539,471,669[5]

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2019	2018	2019	2018	2019	2018
From operations:
Net investment income	$(2,599,534)	$(2,757,936)	$19,717,975	$19,770,158	$5,817,942	$5,484,005
Net realized gain (loss)	73,166,553	70,275,617	6,537,897	66,751,862	(8,970,521)	33,695,504
Net change in unrealized appreciation (depreciation)	(50,425,239)	42,104,817	(81,988,829)	(3,785,339)	(10,809,704)	(31,615,689)
Net increase (decrease) in net assets resulting from operations	20,141,780	109,622,498	(55,732,957)	82,736,681	(13,962,283)	7,563,820
Total distributions–Class A1	(4,123,129)	(1,297,698)	(2,109,966)	(590,355)	(69,068)	(39,712)
Total distributions–Class C2	—	(198,913)	—	(24,291)	—	(4,341)
Total distributions–Class Y3	(6,763)	(5,347)	(948,854)	(316,169)	(115,455)	(96,566)
Total distributions–Class P4	(70,841,505)	(25,626,125)	(76,207,011)	(24,378,517)	(6,751,933)	(5,530,760)
Total distributions	(74,971,397)	(27,128,083)	(79,265,831)	(25,309,332)	(6,936,456)	(5,671,379)
From beneficial interest transactions:
Proceeds from shares sold	35,303,209	33,327,231	96,051,344	120,993,437	46,791,346	52,628,267
Cost of shares redeemed	(139,526,417)	(90,679,821)	(232,785,886)	(169,203,401)	(94,525,862)	(78,225,424)
Shares issued on reinvestment of dividends and distributions	70,492,766	25,873,218	74,647,186	23,629,324	6,517,391	5,347,076
Net decrease in net assets from beneficial interest transactions	(33,730,442)	(31,479,372)	(62,087,356)	(24,580,640)	(41,217,125)	(20,250,081)
Net increase (decrease) in net assets	(88,560,059)	51,015,043	(197,086,144)	32,846,709	(62,115,864)	(18,357,640)
Net assets:
Beginning of year	546,337,685	495,322,642	1,185,283,324	1,152,436,615	449,773,564	468,131,204
End of year	$457,777,626	$546,337,685[5]	$988,197,180[5]	$1,185,283,324[5]	$387,657,700	$449,773,564[5]

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class A were $0 and $(1,297,698), $(590,355) and $0, $(39,712) and $0, $(13,326) and $(1,863), $0 and $0, respectively.

2  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class C were $0 and $(198,913), $(24,291) and $0, $(4,341) and $0, $(4,396) and $(870), $0 and $0, respectively.

3  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class Y were $0 and $(5,347), $(316,169) and $0, $(96,566) and $0, $(1,142) and $(147), $0 and $0, respectively.

4  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, distribution from net investment income and net realized gains for Class P were $0 and $(25,626,125), $(24,378,517) and $0, $(5,530,760) and $0, $(5,497,154) and $(706,670) $0 and $0, respectively.

5  Includes accumulated undistributed (distributions in excess of) net investment income of $(3); $10,996,433; $5,046,086; $1,104,185 and $(11,442,213), respectively.

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the years ended July 31,		For the years ended July 31,
	2019	2018	2019	2018
From operations:
Net investment income	$2,802,674	$4,247,376	$1,835,557	$433,607
Net realized gain (loss)	(621,415)	(1,128,974)	(1,442,342)	14,816,155
Net change in unrealized appreciation (depreciation)	3,374,327	2,069,938	1,484,913	(5,018,476)
Net increase (decrease) in net assets resulting from operations	5,555,586	5,188,340	1,878,128	10,231,286
Total distributions–Class A1	(13,841)	(15,189)	(296,208)	—
Total distributions–Class C2	—	(5,266)	—	—
Total distributions–Class Y3	—	(1,289)	(11,917)	—
Total distributions–Class P4	(4,369,167)	(6,203,824)	(15,403,019)	—
Total distributions	(4,383,008)	(6,225,568)	(15,711,144)	—
From beneficial interest transactions:
Proceeds from shares sold	11,797,080	15,638,497	61,172,508	85,248,055
Cost of shares redeemed	(32,966,140)	(23,801,441)	(162,383,481)	(134,906,601)
Shares issued on reinvestment of dividends and distributions	4,066,593	5,806,661	14,724,015	—
Net decrease in net assets from beneficial interest transactions	(17,102,467)	(2,356,283)	(86,486,958)	(49,658,546)
Net increase (decrease) in net assets	(15,929,889)	(3,393,511)	(100,319,974)	(39,427,260)
Net assets:
Beginning of year	137,607,888	141,001,399	629,630,738	669,057,998
End of year	$121,677,999	$137,607,888[5]	$529,310,764	$629,630,738[5]

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the period ended July 31, 2019

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$5,666,476
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(795,801,657)
Purchases to cover investments sold short	(195,449,182)
Proceeds from disposition of long-term investments	979,274,610
Sales of investments sold short	170,277,516
Net purchases from short-term investments	26,175,807
Net realized (gains) from investments in securities	(58,316,200)
Net realized (gains) from investments in sold short	8,001,014
Net change in unrealized appreciation/depreciation of investments in securities	73,147,367
Net change in unrealized appreciation/depreciation of investments sold short	(4,881,768)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on deposit at custodian for securities loaned	586,272
Receivable for interest	(469,300)
Receivable for foreign tax reclaims	(2,532)
Other assets	5,167
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(11,209,076)
Payable to affiliate	(103,268)
Payable for dividends and interest on investments sold short	35,524
Payable to custodian	288,485
Accrued expenses and other liabilities	47,933
Net cash provided from operating activities	197,273,188
Cash flows from financing activities
Proceeds from borrowings	33,973,305
Payments from borrowings	(33,973,305)
Proceeds from shares sold	90,236,084
Cost of shares repurchased	(279,851,573)
Dividends paid to shareholders	(7,775,396)
Net cash used in financing activities	(197,390,885)
Net decrease in cash and foreign currency	(117,697)
Cash and foreign currency, beginning of period	117,697
Cash and foreign currency, end of period	$0
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(109,458,117)
Cash paid during the period for interest	$12,676

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the year ended July 31, 2019

PACE International Equity Investments
Cash flows from operating activites
Net decrease in net assets resulting from operations	$(55,732,957)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(541,726,324)
Purchases to cover investments sold short	(154,766,796)
Proceeds from disposition of long-term investments	670,660,245
Sales of investments sold short	140,368,919
Net purchases from short-term investments	37,482,592
Net realized losses from investments in securities	1,039,453
Net realized (gains) from investments sold short	(7,738,604)
Net change in unrealized appreciation/depreciation of investments in securities	88,674,671
Net change in unrealized appreciation/depreciation of investments sold short	(6,759,021)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	1,714,891
Receivable for interest and dividends	188,196
Receivable for foreign tax reclaims	(537,230)
Other assets	78,292
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(31,615,524)
Payable for foreign withholding taxes and foreign capital gains taxes	(22,267)
Payable to affiliate	(117,253)
Payable for dividends and interest on investments sold short	(133,051)
Payable to custodian	23,086
Accrued expenses and other liabilities	95,453
Net cash provided from operating activities	141,176,771
Cash flows from financing activities
Proceeds from borrowings	26,757,497
Payments from borrowings	(26,757,497)
Proceeds from shares sold	96,188,184
Cost of shares repurchased	(233,496,528)
Dividends paid to shareholders	(4,618,645)
Net cash used in financing activities	(141,926,989)
Net decrease in cash and foreign currency	(750,218)
Cash and foreign currency, beginning of year	899,534
Cash and foreign currency, end of year	$149,316
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(74,647,186)
Cash paid during the year for interest	$18,295

See accompanying notes to financial statements.

This page intentionally left blank.

PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each year is presented below:

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.017	0.008	0.001	0.000[1]	0.000[1]
Net realized gains (losses)	0.000[1]	0.000[1]	(0.000)[1]	0.000[1]	—
Net increase from operations	0.017	0.008	0.001	0.000[1]	0.000[1]
Dividends from net investment income	(0.017)	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	—	—	(0.000)[1]	—
Total dividends and distributions	(0.017)	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	1.72%	0.83%	0.11%	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%	0.89%	0.95%	0.96%	0.93%
Expenses after fee waivers and/or expense reimbursements	0.60%	0.60%	0.52%	0.26%	0.14%
Net investment income	1.71%	0.82%	0.12%	0.01%	0.01%
Supplemental data:
Net assets, end of year (000's)	$184,602	$188,794	$199,585	$182,977	$168,503

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.34	$12.85	$13.15	$12.96	$12.82
Net investment income[1]	0.30	0.24	0.17	0.19	0.11
Net realized and unrealized gains (losses)	0.46	(0.38)	(0.13)	0.29	0.26
Net increase (decrease) from operations	0.76	(0.14)	0.04	0.48	0.37
Dividends from net investment income	(0.41)	(0.37)	(0.34)	(0.29)	(0.23)
Net asset value, end of year	$12.69	$12.34	$12.85	$13.15	$12.96
Total investment return[2]	6.27%	(1.12)%	0.30%	3.76%	2.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.38%	1.09%[3]	1.08%	1.07%[3]	1.07%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.25%	0.97%[3]	0.97%	0.97%[3]	0.97%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income	2.42%	1.88%	1.33%	1.47%	0.87%
Supplemental data:
Net assets, end of year (000's)	$34,380	$30,489	$36,239	$41,260	$47,860
Portfolio turnover	905%	887%	1,255%	1,383%	1,360%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.35	$12.86	$13.16	$12.96	$12.82
Net investment income[1]	0.33	0.27	0.19	0.23	0.15
Net realized and unrealized gains (losses)	0.45	(0.38)	(0.12)	0.29	0.25
Net increase (decrease) from operations	0.78	(0.11)	0.07	0.52	0.40
Dividends from net investment income	(0.44)	(0.40)	(0.37)	(0.32)	(0.26)
Net asset value, end of year	$12.69	$12.35	$12.86	$13.16	$12.96
Total investment return[2]	6.44%	(0.87)%	0.63%	4.03%	3.12%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.25%	1.01%[3]	0.99%	0.89%[3]	0.86%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.98%	0.72%[3]	0.72%	0.72%[3]	0.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income	2.66%	2.12%	1.49%	1.73%	1.13%
Supplemental data:
Net assets, end of year (000's)	$25,481	$30,542	$45,658	$51,823	$46,071
Portfolio turnover	905%	887%	1,255%	1,383%	1,360%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.35	$12.86	$13.16	$12.96	$12.83
Net investment income[1]	0.33	0.27	0.21	0.22	0.15
Net realized and unrealized gains (losses)	0.46	(0.38)	(0.14)	0.30	0.24
Net increase (decrease) from operations	0.79	(0.11)	0.07	0.52	0.39
Dividends from net investment income	(0.44)	(0.40)	(0.37)	(0.32)	(0.26)
Net asset value, end of year	$12.70	$12.35	$12.86	$13.16	$12.96
Total investment return[2]	6.53%	(0.87)%	0.55%	4.10%	3.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.22%	0.93%[3]	0.92%	0.91%[3]	0.91%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.00%	0.72%[3]	0.72%	0.72%[3]	0.72%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income	2.66%	2.14%	1.60%	1.72%	1.13%
Supplemental data:
Net assets, end of year (000's)	$302,107	$321,912	$352,789	$405,253	$422,604
Portfolio turnover	905%	887%	1,255%	1,383%	1,360%

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.90	$12.34	$12.45	$12.36	$12.33
Net investment income[1]	0.30	0.24	0.16	0.16	0.16
Net realized and unrealized gains (losses)	0.56	(0.42)	(0.06)	0.18	0.04
Net increase (decrease) from operations	0.86	(0.18)	0.10	0.34	0.20
Dividends from net investment income	(0.32)	(0.26)	(0.17)	(0.17)	(0.16)
Distributions from net realized gains	—	—	(0.04)	(0.08)	(0.01)
Total dividends and distributions	(0.32)	(0.26)	(0.21)	(0.25)	(0.17)
Net asset value, end of year	$12.44	$11.90	$12.34	$12.45	$12.36
Total investment return[2]	7.33%	(1.43)%	0.84%	2.85%	1.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%[3]	1.00%[3]	1.01%[3]	1.03%[3]	1.03%[3]
Expenses after fee waivers and/or expense reimbursements	0.91%[3]	0.93%[3]	0.93%[3]	0.93%[3]	0.93%[3]
Net investment income	2.52%	1.97%	1.32%	1.31%	1.26%
Supplemental data:
Net assets, end of year (000's)	$13,652	$14,254	$16,884	$18,681	$19,932
Portfolio turnover	511%	537%	437%	284%	476%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.90	$12.34	$12.45	$12.36	$12.33
Net investment income[1]	0.33	0.27	0.19	0.19	0.19
Net realized and unrealized gains (losses)	0.56	(0.42)	(0.05)	0.18	0.04
Net increase (decrease) from operations	0.89	(0.15)	0.14	0.37	0.23
Dividends from net investment income	(0.35)	(0.29)	(0.21)	(0.20)	(0.19)
Distributions from net realized gains	—	—	(0.04)	(0.08)	(0.01)
Total dividends and distributions	(0.35)	(0.29)	(0.25)	(0.28)	(0.20)
Net asset value, end of year	$12.44	$11.90	$12.34	$12.45	$12.36
Total investment return[2]	7.60%	(1.20)%	1.09%	3.11%	1.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.98%[3]	0.95%[3]	0.93%[3]	0.94%[3]	0.86%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%[3]	0.68%[3]	0.68%[3]	0.68%[3]	0.68%[3]
Net investment income	2.77%	2.23%	1.57%	1.56%	1.51%
Supplemental data:
Net assets, end of year (000's)	$325	$293	$337	$401	$444
Portfolio turnover	511%	537%	437%	284%	476%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.90	$12.34	$12.45	$12.36	$12.33
Net investment income[1]	0.33	0.27	0.19	0.19	0.19
Net realized and unrealized gains (losses)	0.56	(0.42)	(0.05)	0.18	0.04
Net increase (decrease) from operations	0.89	(0.15)	0.14	0.37	0.23
Dividends from net investment income	(0.35)	(0.29)	(0.21)	(0.20)	(0.19)
Distributions from net realized gains	—	—	(0.04)	(0.08)	(0.01)
Total dividends and distributions	(0.35)	(0.29)	(0.25)	(0.28)	(0.20)
Net asset value, end of year	$12.44	$11.90	$12.34	$12.45	$12.36
Total investment return[2]	7.60%	(1.20)%	1.09%	3.11%	1.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.86%[3]	0.81%[3]	0.82%[3]	0.83%[3]	0.83%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%[3]	0.68%[3]	0.68%[3]	0.68%[3]	0.68%[3]
Net investment income	2.77%	2.23%	1.57%	1.56%	1.51%
Supplemental data:
Net assets, end of year (000's)	$334,203	$352,865	$374,144	$411,148	$403,358
Portfolio turnover	511%	537%	437%	284%	476%

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.32	$13.81	$14.21	$13.93	$13.90
Net investment income[1]	0.40	0.35	0.36	0.37	0.35
Net realized and unrealized gains (losses)	0.61	(0.47)	(0.15)	0.38	0.01
Net increase (decrease) from operations	1.01	(0.12)	0.21	0.75	0.36
Dividends from net investment income	(0.42)	(0.37)	(0.39)	(0.37)	(0.33)
Distributions from net realized gains	—	—	(0.22)	(0.10)	—
Total dividends and distributions	(0.42)	(0.37)	(0.61)	(0.47)	(0.33)
Net asset value, end of year	$13.91	$13.32	$13.81	$14.21	$13.93
Total investment return[2]	7.69%	(0.89)%	1.61%	5.43%	2.69%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.56%	1.05%	1.12%	1.10%	1.07%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.51%	1.01%	1.06%	1.01%	1.05%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.96%	0.96%	0.96%	0.95%	1.03%
Net investment income	2.98%	2.57%	2.59%	2.69%	2.52%
Supplemental data:
Net assets, end of year (000's)	$18,074	$13,652	$13,605	$13,480	$13,699
Portfolio turnover	308%	243%	212%	133%	154%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.29	$13.79	$14.19	$13.91	$13.89
Net investment income[1]	0.43	0.38	0.39	0.39	0.37
Net realized and unrealized gains (losses)	0.62	(0.48)	(0.15)	0.38	0.02
Net increase (decrease) from operations	1.05	(0.10)	0.24	0.77	0.39
Dividends from net investment income	(0.46)	(0.40)	(0.42)	(0.39)	(0.37)
Distributions from net realized gains	—	—	(0.22)	(0.10)	—
Total dividends and distributions	(0.46)	(0.40)	(0.64)	(0.49)	(0.37)
Net asset value, end of year	$13.88	$13.29	$13.79	$14.19	$13.91
Total investment return[2]	8.05%	(0.71)%	1.87%	5.68%	2.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.42%	0.93%	1.03%	0.97%	0.93%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.24%	0.76%	0.81%	0.87%	0.83%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.71%	0.71%	0.71%	0.81%	0.81%
Net investment income	3.24%	2.81%	2.84%	2.82%	2.66%
Supplemental data:
Net assets, end of year (000's)	$1,364	$1,370	$1,599	$2,283	$2,543
Portfolio turnover	308%	243%	212%	133%	154%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.31	$13.81	$14.20	$13.92	$13.90
Net investment income[1]	0.44	0.38	0.39	0.40	0.38
Net realized and unrealized gains (losses)	0.61	(0.48)	(0.14)	0.38	0.01
Net increase (decrease) from operations	1.05	(0.10)	0.25	0.78	0.39
Dividends from net investment income	(0.46)	(0.40)	(0.42)	(0.40)	(0.37)
Distributions from net realized gains	—	—	(0.22)	(0.10)	—
Total dividends and distributions	(0.46)	(0.40)	(0.64)	(0.50)	(0.37)
Net asset value, end of year	$13.90	$13.31	$13.81	$14.20	$13.92
Total investment return[2]	8.04%	(0.71)%	1.94%	5.68%	2.91%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.32%	0.84%	0.90%	0.88%	0.82%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.23%	0.76%	0.81%	0.79%	0.80%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.71%	0.71%	0.71%	0.72%	0.78%
Net investment income	3.25%	2.82%	2.84%	2.92%	2.69%
Supplemental data:
Net assets, end of year (000's)	$725,052	$758,303	$808,009	$856,301	$893,373
Portfolio turnover	308%	243%	212%	133%	154%

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.73	$13.08	$13.55	$13.14	$13.19
Net investment income[1]	0.34	0.33	0.32	0.33	0.32
Net realized and unrealized gains (losses)	0.53	(0.32)	(0.37)	0.48	(0.05)
Net increase (decrease) from operations	0.87	0.01	(0.05)	0.81	0.27
Dividends from net investment income	(0.34)	(0.34)	(0.32)	(0.33)	(0.32)
Distributions from net realized gains	(0.03)	(0.02)	(0.10)	(0.07)	—
Total dividends and distributions	(0.37)	(0.36)	(0.42)	(0.40)	(0.32)
Net asset value, end of year	$13.23	$12.73	$13.08	$13.55	$13.14
Total investment return[2]	6.92%	0.03%	(0.29)%	6.26%	2.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%	0.91%	0.92%	0.92%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%	0.82%	0.85%	0.85%	0.90%[3]
Net investment income	2.62%	2.58%	2.47%	2.49%	2.42%
Supplemental data:
Net assets, end of year (000's)	$45,403	$38,714	$46,784	$51,397	$53,923
Portfolio turnover	21%	19%	14%	15%	21%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.74	$13.08	$13.56	$13.15	$13.20
Net investment income[1]	0.37	0.37	0.35	0.36	0.35
Net realized and unrealized gains (losses)	0.52	(0.32)	(0.38)	0.48	(0.05)
Net increase (decrease) from operations	0.89	0.05	(0.03)	0.84	0.30
Dividends from net investment income	(0.37)	(0.37)	(0.35)	(0.36)	(0.35)
Distributions from net realized gains	(0.03)	(0.02)	(0.10)	(0.07)	—
Total dividends and distributions	(0.40)	(0.39)	(0.45)	(0.43)	(0.35)
Net asset value, end of year	$13.23	$12.74	$13.08	$13.56	$13.15
Total investment return[2]	7.10%	0.34%	(0.16)%	6.49%	2.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.73%	0.71%	0.71%	0.72%	0.70%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.64%	0.65%	0.65%
Net investment income	2.87%	2.83%	2.67%	2.69%	2.67%
Supplemental data:
Net assets, end of year (000's)	$68	$65	$91	$70	$81
Portfolio turnover	21%	19%	14%	15%	21%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.74	$13.08	$13.56	$13.15	$13.19
Net investment income[1]	0.37	0.37	0.35	0.36	0.35
Net realized and unrealized gains (losses)	0.53	(0.32)	(0.38)	0.49	(0.04)
Net increase (decrease) from operations	0.90	0.05	(0.03)	0.85	0.31
Dividends from net investment income	(0.37)	(0.37)	(0.35)	(0.37)	(0.35)
Distributions from net realized gains	(0.03)	(0.02)	(0.10)	(0.07)	—
Total dividends and distributions	(0.40)	(0.39)	(0.45)	(0.44)	(0.35)
Net asset value, end of year	$13.24	$12.74	$13.08	$13.56	$13.15
Total investment return[2]	7.18%	0.34%	(0.13)%	6.51%	2.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.61%	0.60%	0.65%
Net investment income	2.87%	2.84%	2.71%	2.73%	2.67%
Supplemental data:
Net assets, end of year (000's)	$298,844	$309,878	$323,715	$350,137	$345,157
Portfolio turnover	21%	19%	14%	15%	21%

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.73	$10.04	$10.79	$9.94	$10.82
Net investment income[1]	0.11	0.09	0.11	0.14	0.16
Net realized and unrealized gains (losses)	0.32	(0.26)	(0.61)	1.00	(0.71)
Net increase (decrease) from operations	0.43	(0.17)	(0.50)	1.14	(0.55)
Dividends from net investment income	(0.15)	—	(0.18)	(0.29)	(0.23)
Return of capital	—	(0.14)	(0.07)	—	(0.10)
Total dividends and return of capital	(0.15)	(0.14)	(0.25)	(0.29)	(0.33)
Net asset value, end of year	$10.01	$9.73	$10.04	$10.79	$9.94
Total investment return[2]	4.48%	(1.72)%	(4.59)%	11.77%	(5.17)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.26%[3]	1.27%[3]	1.29%[3]	1.28%[3]	1.27%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%[3]	1.09%[3]	1.10%[3]	1.04%[3]	1.17%[3]
Net investment income	1.12%	0.93%	1.11%	1.33%	1.56%
Supplemental data:
Net assets, end of year (000's)	$30,448	$31,480	$38,368	$45,624	$44,725
Portfolio turnover	54%	221%	199%	38%	40%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.69	$10.00	$10.75	$9.91	$10.79
Net investment income[1]	0.12	0.11	0.13	0.16	0.18
Net realized and unrealized gains (losses)	0.32	(0.26)	(0.62)	0.99	(0.71)
Net increase (decrease) from operations	0.44	(0.15)	(0.49)	1.15	(0.53)
Dividends from net investment income	(0.17)	—	(0.18)	(0.31)	(0.24)
Return of capital	—	(0.16)	(0.08)	—	(0.11)
Total dividends and return of capital	(0.17)	(0.16)	(0.26)	(0.31)	(0.35)
Net asset value, end of year	$9.96	$9.69	$10.00	$10.75	$9.91
Total investment return[2]	4.66%	(1.51)%	(4.45)%	11.93%	(5.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.10%[3]	1.15%[3]	1.13%[3]	1.07%[3]	1.09%[3]
Expenses after fee waivers and/or expense reimbursements	0.87%[3]	0.94%[3]	0.94%[3]	0.84%[3]	1.00%[3,4]
Net investment income	1.28%	1.08%	1.28%	1.54%	1.72%
Supplemental data:
Net assets, end of year (000's)	$2,182	$2,324	$2,592	$4,040	$4,510
Portfolio turnover	54%	221%	199%	38%	40%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.72	$10.03	$10.79	$9.94	$10.82
Net investment income[1]	0.13	0.11	0.13	0.15	0.18
Net realized and unrealized gains (losses)	0.32	(0.26)	(0.63)	1.01	(0.71)
Net increase (decrease) from operations	0.45	(0.15)	(0.50)	1.16	(0.53)
Dividends from net investment income	(0.17)	—	(0.18)	(0.31)	(0.23)
Return of capital	—	(0.16)	(0.08)	—	(0.12)
Total dividends and return of capital	(0.17)	(0.16)	(0.26)	(0.31)	(0.35)
Net asset value, end of year	$10.00	$9.72	$10.03	$10.79	$9.94
Total investment return[2]	4.75%	(1.50)%	(4.51)%	11.99%	(4.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%[3]	1.09%[3]	1.11%[3]	1.08%[3]	1.08%[3]
Expenses after fee waivers and/or expense reimbursements	0.84%[3]	0.90%[3]	0.92%[3]	0.85%[3]	1.00%[3,4]
Net investment income	1.31%	1.12%	1.29%	1.52%	1.71%
Supplemental data:
Net assets, end of year (000's)	$328,278	$369,353	$403,015	$512,631	$502,122
Portfolio turnover	54%	221%	199%	38%	40%

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.81	$10.07	$9.59	$9.70	$10.62
Net investment income[1]	0.53	0.53	0.54	0.54	0.54
Net realized and unrealized gains (losses)	(0.09)	(0.26)	0.48	(0.11)	(0.78)
Net increase (decrease) from operations	0.44	0.27	1.02	0.43	(0.24)
Dividends from net investment income	(0.53)	(0.53)	(0.54)	(0.47)	(0.53)
Distributions from net realized gains	—	—	—	—	(0.15)
Return of capital	—	—	—	(0.07)	—
Total dividends, distributions and return of capital	(0.53)	(0.53)	(0.54)	(0.54)	(0.68)
Net asset value, end of year	$9.72	$9.81	$10.07	$9.59	$9.70
Total investment return[2]	4.66%	2.76%	10.93%	4.88%	(2.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.23%[3]	1.22%	1.25%	1.26%	1.26%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.06%[3]	1.06%	1.07%	1.08%	1.25%
Net investment income	5.52%	5.29%	5.43%	5.84%	5.20%
Supplemental data:
Net assets, end of year (000's)	$5,813	$3,748	$4,251	$3,764	$5,330
Portfolio turnover	62%	63%	91%	103%	57%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.86	$10.10	$9.62	$9.73	$10.66
Net investment income[1]	0.55	0.56	0.56	0.56	0.55
Net realized and unrealized gains (losses)	(0.10)	(0.25)	0.48	(0.10)	(0.78)
Net increase (decrease) from operations	0.45	0.31	1.04	0.46	(0.23)
Dividends from net investment income	(0.55)	(0.55)	(0.56)	(0.49)	(0.55)
Distributions from net realized gains	—	—	—	—	(0.15)
Return of capital	—	—	—	(0.08)	—
Total dividends, distributions and return of capital	(0.55)	(0.55)	(0.56)	(0.57)	(0.70)
Net asset value, end of year	$9.76	$9.86	$10.10	$9.62	$9.73
Total investment return[2]	4.79%	3.06%	11.21%	5.11%	(2.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.92%[3]	0.85%	1.05%	1.03%	1.03%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.88%[3]	0.79%	0.88%	0.86%	1.02%
Net investment income	5.69%	5.57%	5.66%	6.09%	5.40%
Supplemental data:
Net assets, end of year (000's)	$560	$534	$518	$874	$1,119
Portfolio turnover	62%	63%	91%	103%	57%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE High Yield Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.83	$10.09	$9.61	$9.72	$10.65
Net investment income[1]	0.55	0.54	0.55	0.56	0.55
Net realized and unrealized gains (losses)	(0.10)	(0.25)	0.49	(0.11)	(0.78)
Net increase (decrease) from operations	0.45	0.29	1.04	0.45	(0.23)
Dividends from net investment income	(0.55)	(0.55)	(0.56)	(0.49)	(0.55)
Distributions from net realized gains	—	—	—	—	(0.15)
Return of capital	—	—	—	(0.07)	—
Total dividends, distributions and return of capital	(0.55)	(0.55)	(0.56)	(0.56)	(0.70)
Net asset value, end of year	$9.73	$9.83	$10.09	$9.61	$9.72
Total investment return[2]	4.80%	2.96%	11.07%	5.03%	(2.14)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.09%[3]	1.07%	1.10%	1.11%	1.09%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.91%[3]	0.91%	0.92%	0.94%	1.03%
Net investment income	5.66%	5.44%	5.59%	6.00%	5.39%
Supplemental data:
Net assets, end of year (000's)	$302,015	$347,364	$376,424	$412,789	$428,061
Portfolio turnover	62%	63%	91%	103%	57%

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$23.76	$23.70	$21.35	$23.72	$25.25
Net investment income[1]	0.38	0.35	0.33	0.34	0.23
Net realized and unrealized gains (losses)	(0.40)	1.73	2.99	0.11	1.34
Net increase (decrease) from operations	(0.02)	2.08	3.32	0.45	1.57
Dividends from net investment income	(0.35)	(0.32)	(0.35)	(0.32)	(0.30)
Distributions from net realized gains	(1.82)	(1.70)	(0.62)	(2.50)	(2.80)
Total dividends and distributions	(2.17)	(2.02)	(0.97)	(2.82)	(3.10)
Net asset value, end of year	$21.57	$23.76	$23.70	$21.35	$23.72
Total investment return[2]	1.06%	8.83%	15.74%	2.87%	6.23%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.44%	1.46%	1.45%	1.48%	1.48%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.44%	1.46%	1.44%	1.47%	1.47%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.11%	1.10%	1.11%	1.13%	1.13%
Net investment income	1.77%	1.46%	1.47%	1.63%	0.94%
Supplemental data:
Net assets, end of year (000's)	$107,796	$111,759	$117,223	$111,716	$124,198
Portfolio turnover	81%	68%	71%	65%	97%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$23.83	$23.77	$21.41	$23.78	$25.32
Net investment income[1]	0.44	0.41	0.39	0.40	0.29
Net realized and unrealized gains (losses)	(0.40)	1.73	3.00	0.11	1.35
Net increase from operations	0.04	2.14	3.39	0.51	1.64
Dividends from net investment income	(0.41)	(0.38)	(0.41)	(0.38)	(0.38)
Distributions from net realized gains	(1.82)	(1.70)	(0.62)	(2.50)	(2.80)
Total dividends and distributions	(2.23)	(2.08)	(1.03)	(2.88)	(3.18)
Net asset value, end of year	$21.64	$23.83	$23.77	$21.41	$23.78
Total investment return[2]	1.35%	9.08%	16.02%	3.16%	6.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.19%	1.21%	1.20%	1.23%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.19%	1.21%	1.19%	1.21%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.86%	0.85%	0.86%	0.88%	0.88%
Net investment income	2.01%	1.71%	1.73%	1.89%	1.19%
Supplemental data:
Net assets, end of year (000's)	$16,463	$17,206	$17,451	$17,870	$19,593
Portfolio turnover	81%	68%	71%	65%	97%

1  Calculated using the average shares method.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$23.71	$23.66	$21.31	$23.68	$25.24
Net investment income[1]	0.44	0.40	0.38	0.39	0.29
Net realized and unrealized gains (losses)	(0.42)	1.72	2.99	0.12	1.33
Net increase from operations	0.02	2.12	3.37	0.51	1.62
Dividends from net investment income	(0.40)	(0.37)	(0.40)	(0.38)	(0.38)
Distributions from net realized gains	(1.82)	(1.70)	(0.62)	(2.50)	(2.80)
Total dividends and distributions	(2.22)	(2.07)	(1.02)	(2.88)	(3.18)
Net asset value, end of year	$21.51	$23.71	$23.66	$21.31	$23.68
Total investment return[2]	1.28%	9.06%	16.03%	3.17%	6.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.21%	1.23%	1.22%	1.24%	1.24%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.21%	1.22%	1.20%	1.23%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%	0.87%	0.88%	0.89%	0.88%
Net investment income	2.01%	1.69%	1.70%	1.87%	1.19%
Supplemental data:
Net assets, end of year (000's)	$1,008,741	$1,184,977	$1,197,155	$1,160,287	$1,248,338
Portfolio turnover	81%	68%	71%	65%	97%

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$27.06	$25.18	$22.37	$26.24	$25.75
Net investment income (loss)[1]	(0.06)	(0.06)	0.02	(0.05)	(0.15)
Net realized and unrealized gains	1.74	4.55	3.54	0.10	3.70
Net increase from operations	1.68	4.49	3.56	0.05	3.55
Dividends from net investment income	—	—	(0.03)	—	—
Distributions from net realized gains	(4.47)	(2.61)	(0.72)	(3.92)	(3.06)
Total dividends and distributions	(4.47)	(2.61)	(0.75)	(3.92)	(3.06)
Net asset value, end of year	$24.27	$27.06	$25.18	$22.37	$26.24
Total investment return[2]	10.08%	18.72%	16.50%	0.73%	14.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.14%[3]	1.14%[3]	1.18%[3]	1.19%[3]	1.18%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.14%[3]	1.17%[3]	1.18%[3]	1.18%[3]
Net investment income (loss)	(0.27)%	(0.22)%	0.07%	(0.24)%	(0.57)%
Supplemental data:
Net assets, end of year (000's)	$48,197	$47,549	$45,095	$42,862	$46,777
Portfolio turnover	34%	41%	40%	33%	48%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$28.23	$26.12	$23.19	$26.98	$26.39
Net investment income (loss)[1]	(0.01)	0.01	0.08	0.01	(0.09)
Net realized and unrealized gains	1.87	4.74	3.66	0.12	3.80
Net increase from operations	1.86	4.75	3.74	0.13	3.71
Dividends from net investment income	(0.01)	(0.03)	(0.09)	—	(0.06)
Distributions from net realized gains	(4.47)	(2.61)	(0.72)	(3.92)	(3.06)
Total dividends and distributions	(4.48)	(2.64)	(0.81)	(3.92)	(3.12)
Net asset value, end of year	$25.61	$28.23	$26.12	$23.19	$26.98
Total investment return[2]	10.38%	19.03%	16.73%	1.04%	14.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.92%[3]	0.92%[3]	0.92%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.91%[3]	0.91%[3]	0.92%[3]
Net investment income (loss)	(0.02)%	0.05%	0.33%	0.02%	(0.32)%
Supplemental data:
Net assets, end of year (000's)	$16,329	$15,715	$14,238	$13,989	$16,174
Portfolio turnover	34%	41%	40%	33%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  Amount represents less than $0.005 per share.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$28.01	$25.94	$23.03	$26.83	$26.26
Net investment income (loss)[1]	(0.00)[4]	0.01	0.07	0.00[4]	(0.08)
Net realized and unrealized gains	1.84	4.70	3.64	0.12	3.77
Net increase from operations	1.84	4.71	3.71	0.12	3.69
Dividends from net investment income	(0.01)	(0.03)	(0.08)	—	(0.06)
Distributions from net realized gains	(4.47)	(2.61)	(0.72)	(3.92)	(3.06)
Total dividends and distributions	(4.48)	(2.64)	(0.80)	(3.92)	(3.12)
Net asset value, end of year	$25.37	$28.01	$25.94	$23.03	$26.83
Total investment return[2]	10.34%	19.03%	16.75%	1.01%	14.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%[3]	0.90%[3]	0.93%[3]	0.93%[3]	0.92%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.89%[3]	0.92%[3]	0.92%[3]	0.92%[3]
Net investment income (loss)	(0.01)%	0.03%	0.32%	0.01%	(0.32)%
Supplemental data:
Net assets, end of year (000's)	$1,156,162	$1,327,262	$1,270,696	$1,214,069	$1,359,224
Portfolio turnover	34%	41%	40%	33%	48%

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$21.05	$20.90	$18.86	$20.81	$22.05
Net investment income[1]	0.10	0.07	0.13	0.07	0.11
Net realized and unrealized gains (losses)	(1.29)	2.49	2.75	0.08	1.41
Net increase (decrease) from operations	(1.19)	2.56	2.88	0.15	1.52
Dividends from net investment income	(0.13)	(0.02)	(0.28)	(0.11)	(0.03)
Distributions from net realized gains	(0.99)	(2.39)	(0.56)	(1.99)	(2.73)
Total dividends and distributions	(1.12)	(2.41)	(0.84)	(2.10)	(2.76)
Net asset value, end of year	$18.74	$21.05	$20.90	$18.86	$20.81
Total investment return[2]	(4.68)%	12.93%	15.25%	1.60%	7.35%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.22%[3]	1.21%	1.23%[3]	1.24%	1.24%
Expenses after fee waivers and/or expense reimbursements	1.22%[3]	1.21%	1.21%[3]	1.24%	1.24%
Net investment income	0.52%	0.34%	0.66%	0.41%	0.53%
Supplemental data:
Net assets, end of year (000's)	$17,094	$18,342	$17,627	$16,670	$18,334
Portfolio turnover	68%	60%	102%	74%	66%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$22.00	$21.71	$19.55	$21.48	$22.73
Net investment income[1]	0.16	0.15	0.30	0.12	0.14
Net realized and unrealized gains (losses)	(1.35)	2.58	2.70	0.09	1.45
Net increase (decrease) from operations	(1.19)	2.73	3.00	0.21	1.59
Dividends from net investment income	(0.19)	(0.05)	(0.28)	(0.15)	(0.11)
Distributions from net realized gains	(0.99)	(2.39)	(0.56)	(1.99)	(2.73)
Total dividends and distributions	(1.18)	(2.44)	(0.84)	(2.14)	(2.84)
Net asset value, end of year	$19.63	$22.00	$21.71	$19.55	$21.48
Total investment return[2]	(4.44)%	13.26%	15.35%	1.81%	7.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.94%[3]	0.89%	1.13%[3]	1.07%	1.10%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.94%[3]	0.89%	1.10%[3]	1.07%	1.10%
Net investment income	0.79%	0.70%	1.43%	0.63%	0.63%
Supplemental data:
Net assets, end of year (000's)	$178	$232	$297	$697	$998
Portfolio turnover	68%	60%	102%	74%	66%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$21.69	$21.47	$19.35	$21.30	$22.54
Net investment income[1]	0.13	0.11	0.17	0.10	0.14
Net realized and unrealized gains (losses)	(1.31)	2.55	2.81	0.08	1.46
Net increase (decrease) from operations	(1.18)	2.66	2.98	0.18	1.60
Dividends from net investment income	(0.16)	(0.05)	(0.30)	(0.14)	(0.11)
Distributions from net realized gains	(0.99)	(2.39)	(0.56)	(1.99)	(2.73)
Total dividends and distributions	(1.15)	(2.44)	(0.86)	(2.13)	(2.84)
Net asset value, end of year	$19.36	$21.69	$21.47	$19.35	$21.30
Total investment return[2]	(4.49)%	13.07%	15.41%	1.77%	7.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.07%[3]	1.07%	1.09%[3]	1.11%	1.09%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.04%[3]	1.06%	1.07%[3]	1.11%	1.09%
Net investment income	0.69%	0.50%	0.82%	0.53%	0.65%
Supplemental data:
Net assets, end of year (000's)	$421,054	$517,363	$503,464	$490,762	$525,959
Portfolio turnover	68%	60%	102%	74%	66%
See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$19.54	$16.79	$14.34	$20.45	$19.72
Net investment loss[1]	(0.12)	(0.12)	(0.09)	(0.10)	(0.14)
Net realized and unrealized gains (losses)	0.45	3.88	2.54	(2.23)	3.90
Net increase (decrease) from operations	0.33	3.76	2.45	(2.33)	3.76
Distributions from net realized gains	(3.05)	(1.01)	—	(3.78)	(3.03)
Net asset value, end of year	$16.82	$19.54	$16.79	$14.34	$20.45
Total investment return[2]	4.67%	23.29%	17.09%	(11.20)%	20.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.21%[3]	1.20%[3]	1.23%	1.25%[4]	1.24%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.21%[3]	1.19%[3]	1.19%	1.21%[4]	1.21%
Net investment loss	(0.67)%	(0.66)%	(0.61)%	(0.64)%	(0.70)%
Supplemental data:
Net assets, end of year (000's)	$24,675	$24,749	$22,681	$21,912	$28,386
Portfolio turnover	135%	99%	93%	98%	88%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$21.26	$18.08	$15.44	$21.67	$20.72
Net investment loss[1]	(0.10)	(0.02)	(0.08)	(0.09)	(0.13)
Net realized and unrealized gains (losses)	0.54	4.21	2.72	(2.36)	4.11
Net increase (decrease) from operations	0.44	4.19	2.64	(2.45)	3.98
Distributions from net realized gains	(3.05)	(1.01)	—	(3.78)	(3.03)
Net asset value, end of year	$18.65	$21.26	$18.08	$15.44	$21.67
Total investment return[2]	4.82%	23.97%	17.16%	(11.11)%	20.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[3]	0.69%[3]	1.24%	1.09%[3,4]	1.13%
Expenses after fee waivers and/or expense reimbursements	1.08%[3,4]	0.67%[3]	1.13%	1.12%[3,4]	1.11%[4]
Net investment loss	(0.54)%	(0.12)%	(0.48)%	(0.55)%	(0.62)%
Supplemental data:
Net assets, end of year (000's)	$49	$47	$100	$488	$844
Portfolio turnover	135%	99%	93%	98%	88%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$20.85	$17.82	$15.21	$21.40	$20.49
Net investment loss[1]	(0.10)	(0.10)	(0.08)	(0.08)	(0.13)
Net realized and unrealized gains (losses)	0.51	4.14	2.69	(2.33)	4.07
Net increase (decrease) from operations	0.41	4.04	2.61	(2.41)	3.94
Distributions from net realized gains	(3.05)	(1.01)	—	(3.78)	(3.03)
Net asset value, end of year	$18.21	$20.85	$17.82	$15.21	$21.40
Total investment return[2]	4.83%	23.46%	17.16%	(11.07)%	20.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%[3]	1.06%[3]	1.11%	1.13%[4]	1.10%
Expenses after fee waivers and/or expense reimbursements	1.07%[3]	1.05%[3]	1.07%	1.09%[4]	1.11%[4]
Net investment loss	(0.52)%	(0.52)%	(0.49)%	(0.52)%	(0.61)%
Supplemental data:
Net assets, end of year (000's)	$433,053	$518,869	$469,557	$444,300	$545,517
Portfolio turnover	135%	99%	93%	98%	88%

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$17.03	$16.23	$14.19	$15.04	$15.60
Net investment income[1]	0.24	0.23	0.26	0.22	0.20
Net realized and unrealized gains (losses)	(1.13)	0.88	2.06	(0.87)	(0.43)
Net increase (decrease) from operations	(0.89)	1.11	2.32	(0.65)	(0.23)
Dividends from net investment income	(0.26)	(0.31)	(0.28)	(0.20)	(0.33)
Distributions from net realized gains	(0.88)	—	—	—	—
Total dividends and distributions	(1.14)	(0.31)	(0.28)	(0.20)	(0.33)
Net asset value, end of year	$15.00	$17.03	$16.23	$14.19	$15.04
Total investment return[2]	(4.56)%	6.88%	16.71%	(4.30)%	(1.38)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.88%	1.86%[3]	1.79%[3]	1.86%[3]	1.78%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.88%	1.85%[3]	1.76%[3]	1.82%[3]	1.75%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.34%	1.31%	1.37%	1.38%	1.37%
Net investment income	1.60%	1.37%	1.77%	1.61%	1.31%
Supplemental data:
Net assets, end of year (000's)	$27,264	$31,165	$31,113	$29,788	$33,882
Portfolio turnover	46%	78%	81%	80%	79%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.98	$16.17	$14.14	$15.00	$15.59
Net investment income[1]	0.29	0.28	0.30	0.26	0.25
Net realized and unrealized gains (losses)	(1.15)	0.89	2.05	(0.88)	(0.44)
Net increase (decrease) from operations	(0.86)	1.17	2.35	(0.62)	(0.19)
Dividends from net investment income	(0.31)	(0.36)	(0.32)	(0.24)	(0.40)
Distributions from net realized gains	(0.88)	—	—	—	—
Total dividends and distributions	(1.19)	(0.36)	(0.32)	(0.24)	(0.40)
Net asset value, end of year	$14.93	$16.98	$16.17	$14.14	$15.00
Total investment return[2]	(4.32)%	7.24%	17.04%	(4.09)%	(1.09)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.62%	1.59%[3]	1.51%[3]	1.56%[3]	1.51%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.62%	1.58%[3]	1.48%[3]	1.53%[3]	1.48%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.07%	1.04%	1.09%	1.09%	1.10%
Net investment income	1.90%	1.63%	2.04%	1.86%	1.64%
Supplemental data:
Net assets, end of year (000's)	$11,977	$13,966	$14,726	$15,900	$19,150
Portfolio turnover	46%	78%	81%	80%	79%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.93	$16.13	$14.11	$14.97	$15.56
Net investment income[1]	0.29	0.28	0.31	0.26	0.25
Net realized and unrealized gains (losses)	(1.13)	0.88	2.03	(0.88)	(0.44)
Net increase (decrease) from operations	(0.84)	1.16	2.34	(0.62)	(0.19)
Dividends from net investment income	(0.31)	(0.36)	(0.32)	(0.24)	(0.40)
Distributions from net realized gains	(0.88)	—	—	—	—
Total dividends and distributions	(1.19)	(0.36)	(0.32)	(0.24)	(0.40)
Net asset value, end of year	$14.90	$16.93	$16.13	$14.11	$14.97
Total investment return[2]	(4.27)%	7.14%	17.08%	(4.09)%	(1.11)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.60%	1.59%[3]	1.51%[3]	1.58%[3]	1.52%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.60%	1.58%[3]	1.48%[3]	1.54%[3]	1.49%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.05%	1.03%	1.09%	1.10%	1.10%
Net investment income	1.89%	1.66%	2.10%	1.90%	1.69%
Supplemental data:
Net assets, end of year (000's)	$948,956	$1,138,165	$1,104,550	$924,833	$1,016,420
Portfolio turnover	46%	78%	81%	80%	79%

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.61	$13.59	$11.41	$11.81	$13.56
Net investment income[1]	0.16	0.13	0.13	0.09	0.09
Net realized and unrealized gains (losses)	(0.58)	0.03	2.14	(0.46)	(1.78)
Net increase (decrease) from operations	(0.42)	0.16	2.27	(0.37)	(1.69)
Dividends from net investment income	(0.20)	(0.14)	(0.09)	(0.03)	(0.06)
Net asset value, end of year	$12.99	$13.61	$13.59	$11.41	$11.81
Total investment return[2]	(2.91)%	1.11%	19.95%	(3.08)%	(12.50)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.71%[3]	1.72%[3]	1.80%[3]	1.90%[3]	1.77%[3]
Expenses after fee waivers and/or expense reimbursements	1.70%[3]	1.70%[3]	1.75%[3]	1.80%[3]	1.67%[3]
Net investment income	1.24%	0.89%	1.06%	0.86%	0.67%
Supplemental data:
Net assets, end of year (000's)	$4,512	$3,811	$4,076	$3,931	$4,707
Portfolio turnover	52%	65%	65%	65%	63%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.73	$13.70	$11.51	$11.97	$13.82
Net investment income[1]	0.19	0.17	0.16	0.12	0.15
Net realized and unrealized gains (losses)	(0.59)	0.03	2.15	(0.47)	(1.84)
Net increase (decrease) from operations	(0.40)	0.20	2.31	(0.35)	(1.69)
Dividends from net investment income	(0.22)	(0.17)	(0.12)	(0.11)	(0.16)
Net asset value, end of year	$13.11	$13.73	$13.70	$11.51	$11.97
Total investment return[2]	(2.74)%	1.41%	20.21%	(2.80)%	(12.30)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.47%[3]	1.45%[3]	1.54%[3]	1.63%[3]	1.53%[3]
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.45%[3]	1.50%[3]	1.54%[3]	1.44%[3]
Net investment income	1.45%	1.15%	1.30%	1.14%	1.15%
Supplemental data:
Net assets, end of year (000's)	$6,424	$7,419	$7,795	$7,923	$8,767
Portfolio turnover	52%	65%	65%	65%	63%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.65	$13.63	$11.45	$11.91	$13.75
Net investment income[1]	0.19	0.16	0.16	0.12	0.16
Net realized and unrealized gains (losses)	(0.58)	0.03	2.14	(0.47)	(1.85)
Net increase (decrease) from operations	(0.39)	0.19	2.30	(0.35)	(1.69)
Dividends from net investment income	(0.22)	(0.17)	(0.12)	(0.11)	(0.15)
Net asset value, end of year	$13.04	$13.65	$13.63	$11.45	$11.91
Total investment return[2]	(2.70)%	1.42%	20.18%	(2.82)%	(12.33)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.49%[3]	1.50%[3]	1.59%[3]	1.69%[3]	1.56%[3]
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.45%[3]	1.50%[3]	1.60%[3]	1.47%[3]
Net investment income	1.45%	1.14%	1.33%	1.10%	1.18%
Supplemental data:
Net assets, end of year (000's)	$376,722	$437,363	$454,178	$394,346	$417,751
Portfolio turnover	52%	65%	65%	65%	63%

See accompanying notes to financial statements.

This page intentionally left blank.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.65	$7.69	$8.03	$7.51	$7.33
Net investment income[1]	0.14	0.21	0.17	0.13	0.16
Net realized and unrealized gains (losses)	0.18	0.06	(0.21)	0.58	0.02
Net increase (decrease) from operations	0.32	0.27	(0.04)	0.71	0.18
Dividends from net investment income	(0.23)	(0.27)	(0.30)	(0.19)	—
Distributions from net realized gains	—	(0.04)	—	—	—
Total dividends and distributions	(0.23)	(0.31)	(0.30)	(0.19)	—
Net asset value, end of year	$7.74	$7.65	$7.69	$8.03	$7.51
Total investment return[2]	4.53%	3.50%	(0.15)%	9.86%	2.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%[3]	1.50%[3]	1.54%[3]	1.65%	1.59%
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.45%[3]	1.46%[3]	1.45%	1.45%
Net investment income	1.81%	2.82%	2.28%	1.79%	2.21%
Supplemental data:
Net assets, end of year (000's)	$491	$370	$458	$373	$363
Portfolio turnover	68%	73%	98%	75%	102%

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.37	$7.42	$7.76	$7.28	$7.35
Net investment income[1]	0.16	0.22	0.19	0.14	0.14
Net realized and unrealized gains (losses)	0.18	0.07	(0.21)	0.56	0.05
Net increase (decrease) from operations	0.34	0.29	(0.02)	0.70	0.19
Dividends from net investment income	(0.25)	(0.30)	(0.32)	(0.22)	(0.26)
Distributions from net realized gains	—	(0.04)	—	—	—
Total dividends and distributions	(0.25)	(0.34)	(0.32)	(0.22)	(0.26)
Net asset value, end of year	$7.46	$7.37	$7.42	$7.76	$7.28
Total investment return[2]	4.92%	3.68%	0.19%	10.13%	2.59%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.57%[3]	1.53%[3]	1.58%[3]	1.59%	1.56%
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.20%[3]	1.21%[3]	1.20%	1.20%
Net investment income	2.20%	3.08%	2.58%	2.07%	1.83%
Supplemental data:
Net assets, end of year (000's)	$121,187	$137,069	$140,262	$151,565	$148,096
Portfolio turnover	68%	73%	98%	75%	102%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.85	$10.71	$10.49	$11.10	$10.62
Net investment income (loss)[1]	0.01	(0.02)	(0.07)	(0.06)	(0.08)
Net realized and unrealized gains (losses)	0.03	0.16	0.29	(0.32)	0.56
Net increase (decrease) from operations	0.04	0.14	0.22	(0.38)	0.48
Dividends from net investment income	—	—	—	(0.23)	—
Distributions from net realized gains	(0.29)	—	—	—	—
Total dividends and distributions	(0.29)	—	—	(0.23)	—
Net asset value, end of year	$10.60	$10.85	$10.71	$10.49	$11.10
Total investment return[2]	0.52%	1.21%	2.19%	(3.47)%	4.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.65%	2.36%	2.26%	2.02%	1.93%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.58%	2.27%	2.17%	1.95%	1.88%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.85%	1.76%	1.75%	1.79%	1.81%
Net investment income (loss)	0.10%	(0.16)%	(0.71)%	(0.53)%	(0.74)%
Supplemental data:
Net assets, end of year (000's)	$8,394	$7,208	$8,702	$9,800	$7,408
Portfolio turnover	447%	346%	292%	221%	165%

Class Y

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.82	$10.65	$10.42	$11.12	$10.71
Net investment income (loss)[1]	0.04	0.01	(0.06)	(0.02)	(0.05)
Net realized and unrealized gains (losses)	0.03	0.16	0.29	(0.31)	0.56
Net increase (decrease) from operations	0.07	0.17	0.23	(0.33)	0.51
Dividends from net investment income	—	—	—	(0.37)	(0.10)
Distributions from net realized gains	(0.29)	—	—	—	—
Total dividends and distributions	(0.29)	—	—	(0.37)	(0.10)
Net asset value, end of year	$10.60	$10.82	$10.65	$10.42	$11.12
Total investment return[2]	0.80%	1.41%	2.40%	(2.99)%	4.82%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.38%	2.11%	2.06%	1.69%	1.72%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.31%	2.02%	1.96%	1.62%	1.68%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.59%	1.51%	1.57%	1.48%	1.60%[3]
Net investment income (loss)	0.36%	0.09%	(0.54)%	(0.17)%	(0.43)%
Supplemental data:
Net assets, end of year (000's)	$386	$544	$646	$1,926	$2,449
Portfolio turnover	447%	346%	292%	221%	165%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.78	$10.61	$10.38	$11.09	$10.69
Net investment income (loss)[1]	0.03	0.01	(0.05)	(0.03)	(0.04)
Net realized and unrealized gains (losses)	0.03	0.16	0.28	(0.31)	0.55
Net increase (decrease) from operations	0.06	0.17	0.23	(0.34)	0.51
Dividends from net investment income	—	—	—	(0.37)	(0.11)
Distributions from net realized gains	(0.29)	—	—	—	—
Total dividends and distributions	(0.29)	—	—	(0.37)	(0.11)
Net asset value, end of year	$10.55	$10.78	$10.61	$10.38	$11.09
Total investment return[2]	0.90%	1.32%	2.41%	(3.13)%	4.79%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.42%	2.13%	2.04%	1.77%	1.69%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.35%	2.04%	1.94%	1.69%	1.62%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.62%	1.53%	1.52%	1.53%	1.54%
Net investment income (loss)	0.33%	0.08%	(0.48)%	(0.30)%	(0.38)%
Supplemental data:
Net assets, end of year (000's)	$520,531	$615,778	$650,347	$712,676	$782,683
Portfolio turnover	447%	346%	292%	221%	165%

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: PACE Government Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for PACE Government Money Market Investments and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the other Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently offers Class A, Class Y, and Class P shares, with the exception of PACE Government Money Market Investments, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which, effective January 25, 2018, only offers Class A and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that PACE Government Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

Prior to July 12, 2018, the Portfolios offered Class C shares. At the recommendation of UBS Asset Management (Americas) Inc., each Portfolio's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of each Portfolio and the automatic conversion of Class C shares of each Portfolio into Class A shares of the same Portfolio (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Portfolios ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

On October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of each Portfolio were automatically converted into Class A shares of the same Portfolio. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (0.50% of average net assets for PACE Mortgage-Backed Securities Fixed

PACE Select Advisors Trust

Notes to financial statements

Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments, and 0.75% of average net assets for all other Portfolios) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividend and capital gain distributions continued. Upon the conversion of Class C shares into Class A shares, each Class C shareholder owned Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applies to the converted shares. Class C shares converted into Class A shares as a tax-free event for federal income tax purposes.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PACE Government Money Market Investments attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for those annual periods, and interim periods within those annual periods, that begin after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

PACE Select Advisors Trust

Notes to financial statements

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Portfolios in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

PACE Select Advisors Trust

Notes to financial statements

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), PACE Government Money Market Investments has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", PACE Government Money Market Investments values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than PACE Government Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio investments. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

PACE Select Advisors Trust

Notes to financial statements

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Portfolio's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances: securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic

PACE Select Advisors Trust

Notes to financial statements

investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Investments

Treasury Inflation Protected Securities—The Portfolios may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the U.S. Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Real estate investment trusts—The Portfolios may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Portfolio estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Portfolio updates its accounting and/or tax books and records.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. Certain portfolios obtain securities on terms that allow it to resell or repledge the securities to others.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition

PACE Select Advisors Trust

Notes to financial statements

is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

During the year ended July 31, 2019, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized reverse repurchase agreement transactions.

The table below represents the remaining contractual maturity as of July 31, 2019, of the reverse repurchase agreement transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse repurchase agreements	$—	$54,492,000	$—	$—	$54,492,000

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other

PACE Select Advisors Trust

Notes to financial statements

investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the year ended July 31, 2019, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

The table below represents the remaining contractual maturity as of July 31, 2019, of the treasury roll transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$15,367,027	$—	$—	$15,367,027

PACE Strategic Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$205,114,197	$—	$—	$205,114,197

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

PACE Select Advisors Trust

Notes to financial statements

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "against the box"—Each Portfolio (other than PACE Government Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio.

PACE Select Advisors Trust

Notes to financial statements

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates. Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the year ended July 31, 2019, PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements

PACE Select Advisors Trust

Notes to financial statements

(commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Portfolios would be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At July 31, 2019, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, and PACE Alternative Strategies Investments had maximum payout amounts of approximately $37,471,500, $13,301,375 and $2,992,500 respectively, relating to written put option contracts.

There may not be a limit on the maximum payout for written swaptions. For written credit default swaptions that sell protection the maximum payout is limited to the notional amount of the underlying credit default swap. At July 31,

PACE Select Advisors Trust

Notes to financial statements

2019, PACE Strategic Fixed Income Investments had a maximum payout for credit default swaptions that sell protection of approximately $1,900,000.

Futures contracts—Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio, depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts, payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return and variance swap agreements. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

PACE Select Advisors Trust

Notes to financial statements

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of

PACE Select Advisors Trust

Notes to financial statements

protection are disclosed under the sections "Credit default swap agreements on credit indices—sell protection" and "Credit default swap agreements on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended July 31, 2019.

PACE Select Advisors Trust

Notes to financial statements

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2019 is reflected in the Statement of assets and liabilities.

At July 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$48,840	$—	$—	$—	$48,840
Swap agreements	2,141,607	—	—	—	2,141,607
Total value	$2,190,447	$—	$—	$—	$2,190,447

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(135,643)	$—	$—	$—	$(135,643)
Futures contracts	(547,835)	—	—	—	(547,835)
Swap agreements	(3,395,190)	—	—	—	(3,395,190)
Total value	$(4,078,668)	$—	$—	$—	$(4,078,668)

During the year ended July 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased	$(729,429)	$—	$—	$—	$(729,429)
Options and swaptions written	392,906	—	—	—	392,906
Futures	(1,003,497)	—	—	—	(1,003,497)
Swap agreements	601,039	—	—	—	601,039
Total net realized gain (loss)	$(738,981)	$—	$—	$—	$(738,981)
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$212,759	$—	$—	$—	$212,759
Options and swaptions written	(32,645)	—	—	—	(32,645)
Futures	(536,022)	—	—	—	(536,022)
Swap agreements	(1,896,852)	—	—	—	(1,896,852)
Net change in appreciation (depreciation)	$(2,252,760)	$—	$—	$—	$(2,252,760)

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$1,722,574	$—	$—	$—	$1,722,574
Futures contracts	278,773	—	—	—	278,773
Swap agreements	1,648,204	—	66,635	—	1,714,839
Forward foreign currency contracts	—	28,330	—	—	28,330
Total value	$3,649,551	$28,330	$66,635	$—	$3,744,516

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Options and swaptions written	$(2,086,342)	$—	$—	$—	$(2,086,342)
Futures contracts	(81,158)	—	—	—	(81,158)
Swap agreements	(1,677,718)	—	(317,635)	—	(1,995,353)
Forward foreign currency contracts	—	(23,297)	—	—	(23,297)
Total value	$(3,845,218)	$(23,297)	$(317,635)	$—	$(4,186,150)

During the year ended July 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased	$271,493	$(350,358)	$—	$—	$(78,865)
Options and swaptions written	(238,191)	265,208	—	—	27,017
Futures	794,723	—	—	—	794,723
Swap agreements	(984,664)	—	33,630	—	(951,034)
Forward foreign currency contracts	—	67,120	—	—	67,120
Total net realized gain (loss)	$(156,639)	$(18,030)	$33,630	$—	$(141,039)
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$415,375	$14,941	$—	$8,571	$438,887
Options and swaptions written	(32,921)	(3,316)	—	—	(36,237)
Futures	275,217	—	—	—	275,217
Swap agreements	109,824	—	(100,686)	—	9,138
Forward foreign currency contracts	—	(52,890)	—	—	(52,890)
Net change in appreciation (depreciation)	$767,495	$(41,265)	$(100,686)	$8,571	$634,115

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$2,115	$—	$—	$—	$2,115
Futures contracts	2,115,247	7,101	—	—	2,122,348
Swap agreements	3,020,545	—	2,560,371	—	5,580,916
Forward foreign currency contracts	—	1,778,528	—	—	1,778,528
Total value	$5,137,907	$1,785,629	$2,560,371	$—	$9,483,907

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Options and swaptions written	$(49)	$—	$(2)	$—	$(51)
Futures contracts	(2,382,597)	(15,297)	—	—	(2,397,894)
Swap agreements	(6,713,674)	—	(639,277)	—	(7,352,951)
Forward foreign currency contracts	—	(828,687)	—	—	(828,687)
Total value	$(9,096,320)	$(843,984)	$(639,279)	$—	$(10,579,583)

During the year ended July 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Options and swaptions purchased	$(92,226)	$(3,449)	$—	$—	$(95,675)
Options and swaptions written	124,065	933,825	—	—	1,057,890
Future	(8,916,753)	(21,152)	—	—	(8,937,905)
Swap agreements	4,008,008	—	2,078,335	—	6,086,343
Forward foreign currency contracts	—	3,028,410	—	—	3,028,410
Total net realized gain (loss)	$(4,876,906)	$3,937,634	$2,078,335	$—	$1,139,063
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$265,869	$—	$—	$—	$265,869
Options and swaptions written	(214,535)	(96,156)	3,228	—	(307,463)
Futures	1,307,720	(1,044)	—	—	1,306,676
Swap agreements	(5,067,951)	—	(293,353)	—	(5,361,304)
Forward foreign currency contracts	—	990,968	—	—	990,968
Net change in appreciation (depreciation)	$(3,708,897)	$893,768	$(290,125)	$—	$(3,105,254)

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$1,486,545	$—	$—	$—	$1,486,545
Forward foreign currency contracts	—	1,200,007	—	—	1,200,007
Total value	$1,486,545	$1,200,007	$—	$—	$2,686,552

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Futures contracts	$(924,211)	$—	$—	$—	$(924,211)
Forward foreign currency contracts	—	(840,606)	—	—	(840,606)
Total value	$(924,211)	$(840,606)	$—	$—	$(1,764,817)

During the year ended July 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Global Fixed Income Investments
Net realized gain (loss)[3]
Futures	$1,148,998	$—	$—	$—	$1,148,998
Forward foreign currency contracts	—	602,196	—	—	602,196
Total net realized gain (loss)	$1,148,998	$602,196	$—	$—	$1,751,194
Net change in unrealized appreciation (depreciation)[4]
Futures	$492,132	$—	$—	$—	$492,132
Forward foreign currency contracts	—	393,225	—	—	393,225
Net change in appreciation (depreciation)	$492,132	$393,225	$—	$—	$885,357

At July 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$2,296,916	$—	$—	$2,296,916

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Forward foreign currency contracts	$—	$(164,384)	$—	$—	$(164,384)

During the year ended July 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE High Yield Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$2,888,662	$—	$—	$2,888,662
Net change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$2,642,581	$—	$—	$2,642,581

During the year ended July 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE International Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(3,747)	$—	$—	$(3,747)
Net change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$740	$—	$—	$740

At July 31, 2019, the Portfolio had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$101,900	$—	$604,179	$706,079
Futures contracts	572,636	—	—	146,918	719,554
Swap agreements	2,239,105	—	1,903,809	742,119	4,885,033
Forward foreign currency contracts	—	7,396,121	—	—	7,396,121
Total value	$2,811,741	$7,498,021	$1,903,809	$1,493,216	$13,706,787

Table footnotes begin on page 337

PACE Select Advisors Trust

Notes to financial statements

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Options and swaptions written	$—	$—	$—	$(370,129)	$(370,129)
Futures contracts	(406,391)	—	—	(498,194)	(904,585)
Swap agreements	(1,585,266)	—	—	(1,122,848)	(2,708,114)
Forward foreign currency contracts	—	(6,208,234)	—	—	(6,208,234)
Total value	$(1,991,657)	$(6,208,234)	$—	$(1,991,171)	$(10,191,062)

During the year ended July 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Options and swaptions purchased	$(11,344,860)	$(506,291)	$—	$(4,767,515)	$(16,618,666)
Options and swaptions written	3,473,427	40,486	—	803,836	4,317,749
Futures	1,422,224	—	—	1,441,407	2,863,631
Swap agreements	(549,624)	—	102,484	(331,784)	(778,924)
Forward foreign currency contracts	—	7,175,509	—	—	7,175,509
	$(6,998,833)	$6,709,704	$102,484	$(2,854,056)	$(3,040,701)
Net change in unrealized appreciation (depreciation)[4]
Options and swaptions purchased	$679,654	$997,416	$—	$(9,744)	$1,667,326
Options and swaptions written	14,919	(64,819)	—	45,950	(3,950)
Futures	74,797	—	—	(229,267)	(154,470)
Swap agreements	202,068	—	208,578	(248,924)	161,722
Forward foreign currency contracts	—	(1,102,147)	—	—	(1,102,147)
Net change in appreciation (depreciation)	$971,438	$(169,550)	$208,578	$(441,985)	$568,481

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts. The net realized gain (loss) of options and swaptions purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures, options and swaptions written, swap agreements and forward foreign currency contracts. The net change in unrealized appreciation/depreciation of options and swaptions purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

PACE Select Advisors Trust

Notes to financial statements

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At July 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$48,840	$—
Options and swaptions written	—	(135,643)
Futures contracts[1]	—	(547,835)
Swap agreements[1]	2,141,607	(3,395,190)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,190,447	(4,078,668)
Derivatives not subject to MNA or similar agreements	(2,141,607)	3,920,741
Total gross amount of assets and liabilities subject to MNA or similar agreements	$48,840	$(157,927)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BOA	$2,867	$(2)	$(2,865)	$—
CITI	4	(4)	—	—
DB	56	(56)	—	—
GS	45,913	(45,913)	—	—
Total	$48,840	$(45,975)	$(2,865)	$—
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(2)	$2	$—	$—
CITI	(40,437)	4	—	(40,433)
DB	(4,888)	56	—	(4,832)
GS	(84,299)	45,913	—	(38,386)
JPMCB	(28,301)	—	—	(28,301)
Total	$(157,927)	$45,975	$—	$(111,952)

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$1,722,574	$—
Options and swaptions written	—	(2,086,342)
Futures contracts[1]	278,773	(81,158)
Swap agreements[1]	1,714,839	(1,995,353)
Forward foreign currency contracts	28,330	(23,297)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,744,516	(4,186,150)
Derivatives not subject to MNA or similar agreements	(2,029,261)	2,150,488
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,715,255	$(2,035,662)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Intermediate Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$28,330	$—	$—	$28,330
BOA	483,979	(483,979)	—	—
CSI	53,668	—	(53,668)	—
GSI	922,907	(922,907)	—	—
JPMCB	226,371	(110,056)	(116,315)	—
Total	$1,715,255	$(1,516,942)	$(169,983)	$28,330
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(650,438)	$483,979	$166,459	$—
CITI	(23,297)	—	—	(23,297)
GSI	(1,251,871)	922,907	—	(328,964)
JPMCB	(110,056)	110,056	—	—
Total	$(2,035,662)	$1,516,942	$166,459	$(352,261)

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$195	$—
Options and swaptions written	—	(51)
Futures contracts[1]	2,122,348	(2,397,894)
Swap agreements[1]	5,580,916	(7,352,951)
Forward foreign currency contracts	1,778,528	(828,687)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,481,987	(10,579,583)
Derivatives not subject to MNA or similar agreements	7,654,517	(9,699,082)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,827,470	$(880,501)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Strategic Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$27,607	$(4,844)	$—	$22,763
BNP	876,602	(80,658)	(700,000)	95,944
BOA	51,461	(51,461)	—	—
CITI	601,882	(224,059)	(330,000)	47,823
GSB	195	(49)	—	146
GSI	54,002	(51,765)	—	2,237
HSBC	114,395	(114,395)	—	—
JPMCB	69,659	(69,659)	—	—
RBC	31,667	—	—	31,667
Total	$1,827,470	$(596,890)	$(1,030,000)	$200,580
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(4,844)	$4,844	$—	$—
BNP	(80,658)	80,658	—	—
BOA	(193,315)	51,461	—	(141,854)
CITI	(224,059)	224,059	—	—
GSB	(49)	49	—	—
GSI	(51,765)	51,765	—	—
HSBC	(130,467)	114,395	201	(15,871)
JPMCB	(195,344)	69,659	125,685	—
Total	$(880,501)	$596,890	$125,886	$(157,725)

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$1,486,545	$924,211
Forward foreign currency contracts	1,200,007	(840,606)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,686,552	83,605
Derivatives not subject to MNA or similar agreements	(1,486,545)	(924,211)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,200,007	$(840,606)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Global Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
ANZ	$31,860	$—	$—	$31,860
BB	33,334	(8,357)	—	24,977
CITI	55,182	(32,214)	—	22,968
GSI	185,935	(94,151)	—	91,784
HSBC	472,543	(19,535)	—	453,008
RBC	5,155	—	—	5,155
SCB	4,497	(4,497)	—	—
SSC	364,717	(132,128)	—	232,589
TD	46,784	(46,784)	—	—
Total	$1,200,007	$(337,666)	$—	$862,341
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(8,357)	$8,357	$—	$—
BOA	(439,140)	—	—	(439,140)
CITI	(32,214)	32,214	—	—
DB	(9,001)	—	—	(9,001)
GSI	(94,151)	94,151	—	—
HSBC	(19,535)	19,535	—	—
SCB	(6,707)	4,497	—	(2,210)
SSC	(132,128)	132,128	—	—
TD	(99,373)	46,784	—	(52,589)
Total	$(840,606)	$337,666	$—	$(502,940)

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$2,296,916	$(164,384)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,296,916	(164,384)
Derivatives not subject to MNA or similar agreements	2,296,916	(164,384)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

At July 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Options and swaptions purchased	$706,079	$—
Options and swaptions written	—	(370,129)
Futures contracts[1]	719,554	(904,585)
Swap agreements[1]	4,885,033	(2,708,114)
Forward foreign currency contracts	7,396,121	(6,208,234)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	13,706,787	(10,191,062)
Derivatives not subject to MNA or similar agreements	(5,334,183)	2,489,851
Total gross amount of assets and liabilities subject to MNA or similar agreements	$8,372,604	$(7,701,211)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the year end.

PACE Alternative Strategies Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$2,043,202	$(2,043,202)	$—	$—
BNP	391,563	(391,563)	—	—
BOA	521,543	(507,351)	—	14,192

Table footnotes begin on page 343

PACE Select Advisors Trust

Notes to financial statements

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
CITI	$513,039	$(197,035)	$—	$316,004
DB	151,758	(11,769)	—	139,989
GSI	169,526	(2,647)	—	166,879
JPMCB	1,458,091	(1,376,921)	(81,170)	—
MSCI	2,938,405	(2,361,295)	(577,110)	—
NWM	174,438	(172,113)	—	2,325
SG	11,039	(11,039)	—	—
Total	$8,372,604	$(7,074,935)	$(658,280)	$639,389
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(2,433,841)	$2,043,202	$390,639	$—
BNP	(625,713)	391,563	—	(234,150)
BOA	(507,351)	507,351	—	—
CITI	(197,035)	197,035	—	—
DB	(11,769)	11,769	—	—
GSI	(2,647)	2,647	—	—
JPMCB	(1,376,921)	1,376,921	—	—
MSCI	(2,361,295)	2,361,295	—	—
NWM	(172,113)	172,113	—	—
SG	(12,526)	11,039	—	(1,487)
Total	$(7,701,211)	$7,074,935	$390,639	$(235,637)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2019:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Government Money Market Investments	0.350%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Subdvisory Agreements, with the exception of PACE Government Money Market Investments, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC Neuberger Berman Investment Advisers LLC
PACE Municipal Fixed Income Investments	Mellon Investments Corporation
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Los Angeles Capital Management and Equity Research, Inc. River Road Asset Management, LLC Pzena Investment Management, LLC Boston Partners Global Investors Inc.
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Inc. Mar Vista Investment Partners, LLC
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Sapience Investments, LLC Systematic Financial Management, L.P. Huber Capital Management LLC
PACE Small/Medium Co Growth Equity Investments	Jacobs Levy Equity Management, Inc Riverbridge Partners, LLC Calamos Advisors LLC
PACE International Equity Investments	Robert W. Baird & Co. Incorporated Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC Mondrian Investment Partners Ltd. RWC Asset Advisors (US) LLC William Blair & Company LLC
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc.
PACE Alternative Strategies Investments[1]	Analytic Investors, LLC
Aviva Investors America LLC
First Quadrant L.P.
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Standard Life Investments (Corporate Funds) Limited
Kettle Hill Capital Management, LLC

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2019, certain Portfolios owe or are owed by UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS AM
PACE Government Money Market Investments	$(3,724)
PACE Mortgage-Backed Securities Fixed Income Investments	108,693
PACE Intermediate Fixed Income Investments	(60,833)
PACE Strategic Fixed Income Investments	181,807
PACE Municipal Fixed Income Investments	118,593
PACE Global Fixed Income Investments	105,080
PACE High Yield Investments	174,557
PACE Large Co Value Equity Investments	726,583
PACE Large Co Growth Equity Investments	788,707
PACE Small/Medium Co Value Equity Investments	272,883
PACE Small/Medium Co Growth Equity Investments	319,794
PACE International Equity Investments	764,724
PACE International Emerging Markets Equity Investments	377,231
PACE Global Real Estate Securities Investments	3,863
PACE Alternative Strategies Investments	599,198

PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the year ended July 31, 2019, UBS AM was contractually obligated to waive $406,152 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2019 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2016, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the year ended July 31, 2019, UBS AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2022, and recoupments for the year ended July 31, 2019, were as follows:

Portfolio	Class A expense cap	Class C expense cap[1]	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Government Money Market Investments	N/A	N/A	N/A	0.60%	$404,306	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	1.47%	0.72%	0.72	830,441	—
PACE Intermediate Fixed Income Investments	0.91	1.41	0.66	0.66	694,856	—

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Class A expense cap	Class C expense cap[1]	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Strategic Fixed Income Investments	0.96%	1.46%	0.71%	0.71%	$707,024	$—
PACE Municipal Fixed Income Investments	0.82	1.32	0.57	0.57	340,675	—
PACE Global Fixed Income Investments	1.03	1.51	0.87	0.84	926,178	—
PACE High Yield Investments	1.06	1.56	0.88	0.91	580,570	—
PACE Large Co Value Equity Investments	1.14	1.89	0.89	0.89	—	—
PACE Large Co Growth Equity Investments	1.13	1.88	0.88	0.88	180,734	—
PACE Small/Medium Co Value Equity Investments	1.29	2.04	1.04	1.04	139,279	—
PACE Small/Medium Co Growth Equity Investments	1.33	2.08	1.08	1.08	—	76
PACE International Equity Investments	1.35	2.10	1.10	1.10	—	—
PACE International Emerging Markets Equity Investments	1.70	2.45	1.45	1.45	171,961	—
PACE Global Real Estate Securities Investments	1.45	2.20	N/A	1.20	475,452	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	—

1  Effective October 12, 2018, Class C shares of each Portfolio were automatically converted into Class A shares of the same Portfolio.

At July 31, 2019, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2020	Expires July 31, 2021	Expires July 31, 2022
PACE Government Money Market Investments	$1,484,423	$670,937	$409,180	$404,306
PACE Mortgage-Backed Fixed Income Investments—Class A	102,371	23,641	33,822	44,908
PACE Mortgage-Backed Fixed Income Investments—Class Y	280,906	105,223	103,082	72,601
PACE Mortgage-Backed Fixed Income Investments—Class P	1,969,514	581,801	674,781	712,932
PACE Intermediate Fixed Income Investments—Class A	42,270	12,254	10,428	19,588
PACE Intermediate Fixed Income Investments—Class Y	2,687	881	836	970
PACE Intermediate Fixed Income Investments—Class P	1,621,033	493,296	453,439	674,298
PACE Strategic Fixed Income Investments—Class A	23,937	8,002	5,764	10,171
PACE Strategic Fixed Income Investments—Class Y	9,155	4,185	2,478	2,492
PACE Strategic Fixed Income Investments—Class P	2,141,972	811,545	636,066	694,361
PACE Municipal Fixed Income Investments—Class A	82,463	—	39,809	42,654
PACE Municipal Fixed Income Investments—Class Y	215	—	109	106
PACE Municipal Fixed Income Investments—Class P	602,557	—	304,642	297,915
PACE Global Fixed Income Investments—Class A	115,024	—	43,394	71,630
PACE Global Fixed Income Investments—Class Y	9,163	—	3,952	5,211
PACE Global Fixed Income Investments—Class P	1,358,981	—	509,644	849,337
PACE High Yield Investments—Class A	12,531	—	3,597	8,934
PACE High Yield Investments—Class Y	1,854	—	1,613	241
PACE High Yield Investments—Class P	924,758	—	353,363	571,395
PACE Large Co Growth Equity Investments—Class A	5,232	—	—	5,232
PACE Large Co Growth Equity Investments—Class Y	278	—	—	278
PACE Large Co Growth Equity Investments—Class P	175,224	—	—	175,224
PACE Small/Medium Co Value Equity Investments—Class P	202,837	—	63,558	139,279
PACE Small/Medium Co Growth Equity Investments—Class Y	68	—	68	—
PACE International Emerging Markets Equity Investments—Class A	2,862	1,829	788	245
PACE International Emerging Markets Equity Investments—Class Y	3,928	2,637	209	1,082
PACE International Emerging Markets Equity Investments—Class P	742,363	355,968	215,761	170,634
PACE Global Real Estate Securities Investments—Class A	1,025	365	198	462
PACE Global Real Estate Securities Investments—Class P	1,448,156	523,554	449,612	474,990

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2019, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/ depreciation of investments and/or futures.

Affiliated broker	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$1,789	$957	$386
UBS Limited	—	—	—	997	8
UBS Financial Services Inc.	—	—	—	—	10,860
UBS Securities Asia Ltd.	—	—	803	9,883	—
UBS Securities India Private Ltd.	—	—	246	—	—
UBS Securities LLC	7,397	855	223	—	—
UBS Securities Pte Ltd., Seoul	—	—	638	—	—
UBS Warburg LLC	—	—	—	—	10,721

Service and distribution plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Portfolios (with the exception of PACE Government Money Market Investments, which only offers Class P shares) have adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Portfolios are as follows:

Portfolio	Class A	Class C1
PACE Mortgage-Backed Securities Fixed Income Investments	0.25%	0.25%
PACE Intermediate Fixed Income Investments	0.25	0.25
PACE Strategic Fixed Income Investments	0.25	0.25
PACE Municipal Fixed Income Investments	0.25	0.25
PACE Global Fixed Income Investments	0.25	0.25
PACE High Yield Investments	0.25	0.25
PACE Large Co Value Equity Investments	0.25	0.25
PACE Large Co Growth Equity Investments	0.25	0.25
PACE Small/Medium Co Value Equity Investments	0.25	0.25
PACE Small/Medium Co Growth Equity Investments	0.25	0.25
PACE International Equity Investments	0.25	0.25
PACE International Emerging Markets Equity Investments	0.25	0.25
PACE Global Real Estate Securities Investments	0.25	0.25
PACE Alternative Strategies Investments	0.25	0.25

1  Effective October 12, 2018, Class C shares of each Portfolio were automatically converted into Class A shares of the same Portfolio.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2019, certain Portfolios owed UBS AM (US) service and distribution fees, and for the year ended July 31, 2019, certain Portfolios were informed by UBS AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$7,326	$676
PACE Intermediate Fixed Income Investments—Class A	2,924	5
PACE Strategic Fixed Income Investments—Class A	3,847	576
PACE Municipal Fixed Income Investments—Class A	9,615	1,446
PACE Global Fixed Income Investments—Class A	6,493	311
PACE High Yield Investments—Class A	1,236	1,422
PACE Large Co Value Equity Investments—Class A	23,109	888
PACE Large Co Growth Equity Investments—Class A	10,355	1,947
PACE Small/Medium Co Value Equity Investments—Class A	3,587	81
PACE Small/Medium Co Growth Equity Investments—Class A	5,290	865
PACE International Equity Investments—Class A	5,944	2,849
PACE International Emerging Markets Equity Investments—Class A	981	51
PACE Global Real Estate Securities Investments—Class A	106	—
PACE Alternative Strategies Investments—Class A	1,830	7,800

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

UBS Financial Services Inc. has voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the year ended July 31, 2019, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $201,698 which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the year ended July 31, 2019, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Government Money Market Investments	$312,420
PACE Mortgage-Backed Securities Fixed Income Investments	343,115
PACE Intermediate Fixed Income Investments	315,581
PACE Strategic Fixed Income Investments	414,998
PACE Municipal Fixed Income Investments	64,115
PACE Global Fixed Income Investments	376,549
PACE High Yield Investments	315,107

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Delegated services fees earned
PACE Large Co Value Equity Investments	$475,090
PACE Large Co Growth Equity Investments	459,207
PACE Small/Medium Co Value Equity Investments	446,855
PACE Small/Medium Co Growth Equity Investments	447,494
PACE International Equity Investments	445,329
PACE International Emerging Markets Equity Investments	409,882
PACE Global Real Estate Securities Investments	324,062
PACE Alternative Strategies Investments	229,319

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio's Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

At July 31, 2019, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$3,466,993	$1,762,625	$1,788,947	$3,551,572	US Treasury Notes and US Treasury Bills
PACE Strategic Fixed Income Investments	3,206,652	108,500	3,193,196	3,301,696	US Treasury Notes and US Treasury Bills
PACE Global Fixed Income Investments	1,253,307	515,145	770,972	1,286,117	US Treasury Notes and US Treasury Bills
PACE High Yield Investments	12,320,864	9,644,767	2,963,247	12,608,014	US Treasury Notes and US Treasury Bills
PACE Large Co Value Equity Investments**	45,279,503	6,368,327	40,234,771	46,603,098	US Treasury Notes and US Treasury Bills
PACE Large Co Growth Equity Investments	29,838,720	23,109,182	7,862,937	30,972,119	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Value Equity Investments	40,714,474	9,436,649	32,385,959	41,822,608	US Treasury Notes and US Treasury Bills

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Small/Medium Co Growth Equity Investments	$47,194,652	$18,372,937	$30,237,180	$48,610,117	US Treasury Notes and US Treasury Bills
PACE International Equity Investments**	19,217,332	10,161,705	10,100,253	20,261,958	US Treasury Notes and US Treasury Bills
PACE International Emerging Markets Equity Investments	5,210,185	3,378,043	2,094,162	5,472,205	US Treasury Notes and US Treasury Bills
PACE Global Real Estate Securities Investments	3,136,679	923,457	2,347,894	3,271,351	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at July 31, 2019 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$1,762,625	$1,762,625
PACE Strategic Fixed Income Investments	—	108,500	108,500
PACE Global Fixed Income Investments	—	515,145	515,145
PACE High Yield Investments	13,642	9,631,125	9,644,767
PACE Large Co Value Equity Investments	6,368,327	—	6,368,327
PACE Large Co Growth Equity Investments	23,109,182	—	23,109,182
PACE Small/Medium Co Value Equity Investments	9,436,649	—	9,436,649
PACE Small/Medium Co Growth Equity Investments	18,372,937	—	18,372,937
PACE International Equity Investments	10,161,705	—	10,161,705
PACE International Emerging Markets Equity Investments	3,378,043	—	3,378,043
PACE Global Real Estate Securities Investments	923,457	—	923,457

Bank line of credit

With the exception of PACE Government Money Market Investments, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the

PACE Select Advisors Trust

Notes to financial statements

other 50% of the allocation is based on utilization. For the year ended July 31, 2019, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstandng	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Intermediate Fixed Income Investments	$1,617,839	2	$526	3.509%
PACE Strategic Fixed Income Investments	503,421	3	148	3.520
PACE High Yield Investments	497,927	5	243	3.518
PACE Large Co Value Equity Investments	2,823,777	46	10,551	3.462
PACE Large Co Growth Equity Investments	1,284,422	16	1,610	3.480
PACE Small/Medium Co Value Equity Investments	2,230,951	18	3,763	3.508
PACE Small/Medium Co Growth Equity Investments	2,293,527	15	66	3.490
PACE International Equity Investments	2,515,336	75	14,487	3.500
PACE International Emerging Markets Equity Investments	1,080,562	29	1,923	3.405
PACE Global Real Estate Securities Investments	362,865	10	281	3.442
PACE Alternative Strategies Investments	1,149,567	9	1,009	3.511

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the year ended July 31, 2019, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Portfolio	Amount
PACE Large Co Value Equity Investments	$18,015
PACE Large Co Growth Equity Investments	37,078
PACE Small/Medium Co Value Equity Investments	93,637
PACE Small/Medium Co Growth Equity Investments	46,090
PACE International Equity Investments	23,932
PACE International Emerging Markets Equity Investments	2,999
PACE Global Real Estate Securities Investments	16,219
PACE Alternative Strategies Investments	40,691

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended July 31, 2019, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

Portfolio	Amount
PACE Large Co Value Equity Investments	$47,099
PACE Large Co Growth Equity Investments	4,859
PACE Small/Medium Co Value Equity Investments	1,480
PACE Small/Medium Co Growth Equity Investments	1,932
PACE International Equity Investments	29,506

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Amount
PACE International Emerging Markets Equity Investments	$6,441
PACE Global Real Estate Securities Investments	14,010
PACE Alternative Strategies Investments	160,820

For the year ended July 31, 2019, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Mortgage-Backed Securities Fixed Income Investments	$2,475,811,954
PACE Intermediate Fixed Income Investments	5,238,854,604
PACE Strategic Fixed Income Investments	2,456,141,625
PACE Municipal Fixed Income Investments	13,186,030
PACE Global Fixed Income Investments	16,300,291
PACE High Yield Investments	21,822,135
PACE Large Co Growth Equity Investments	5,949,502
PACE Small/Medium Co Value Equity Investments	1,762,160
PACE International Equity Investments	29,935,689
PACE International Emerging Markets Equity Investments	7,908,671
PACE Global Real Estate Securities Investments	10,422,129
PACE Alternative Strategies Investments	110,356,993

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the year ended July 31, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$6,208,274,209	$6,165,965,828
PACE Intermediate Fixed Income Investments	1,999,113,566	2,010,263,008
PACE Strategic Fixed Income Investments	3,238,288,081	3,223,285,797
PACE Municipal Fixed Income Investments	73,094,251	95,872,666
PACE Global Fixed Income Investments	180,453,792	191,519,932
PACE High Yield Investments	195,981,108	232,295,684
PACE Large Co Value Equity Investments (long transactions)	766,123,450	950,339,428
PACE Large Co Value Equity Investments (short transactions)	191,542,244	164,504,422
PACE Large Co Growth Equity Investments	413,876,861	685,005,828
PACE Small/Medium Co Value Equity Investments	307,413,177	366,278,049
PACE Small/Medium Co Growth Equity Investments	658,343,743	757,400,285
PACE International Equity Investments (long transactions)	540,546,217	668,745,719
PACE International Equity Investments (short transactions)	152,081,035	138,293,125
PACE International Emerging Markets Equity Investments	208,775,337	245,982,929
PACE Global Real Estate Securities Investments	86,904,056	105,982,619
PACE Alternative Strategies Investments (long transactions)	929,790,960	981,401,510
PACE Alternative Strategies Investments (short transactions)	710,836,513	725,502,190

PACE Select Advisors Trust

Notes to financial statements

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Government Money Market Investments, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,944	$51,068	15	$1,297
Shares repurchased	(572,537)	(7,092,056)	(51,808)	(602,961)
Shares converted	738,043	8,996,742	(734,315)	(8,996,742)
Dividends reinvested	69,153	858,627	3,229	39,822
Net increase (decrease)	238,603	$2,814,381	(782,879)	$(9,558,584)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	943,934	$11,704,732	4,372,262	$54,314,667
Shares repurchased	(1,486,964)	(18,383,415)	(7,462,173)	(92,577,433)
Dividends reinvested	76,474	949,041	814,585	10,118,027
Net increase (decrease)	(466,556)	$(5,729,642)	(2,275,326)	$(28,144,739)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	11,209	$141,197	82	$1,037
Shares repurchased	(417,067)	(5,278,244)	(82,429)	(1,043,958)
Dividends reinvested	56,477	709,946	16,317	205,181
Net increase (decrease)	(349,381)	$(4,427,101)	(66,030)	$(837,740)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	976,592	$12,341,074	4,698,193	$59,338,331
Shares repurchased	(2,148,967)	(27,134,005)	(6,854,914)	(86,406,236)
Dividends reinvested	94,635	1,190,388	789,889	9,929,475
Net increase (decrease)	(1,077,740)	$(13,602,543)	(1,366,832)	$(17,138,430)

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	19,974	$241,926	—	$—
Shares repurchased	(222,569)	(2,658,046)	(1,870)	(22,144)
Shares converted	80,945	951,101	(80,807)	(951,101)
Dividends reinvested	20,916	250,847	248	2,955
Net increase (decrease)	(100,734)	$(1,214,172)	(82,429)	$(970,290)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,682	$104,000	4,526,506	$54,253,250
Shares repurchased	(7,885)	(94,068)	(8,063,799)	(96,575,542)
Dividends reinvested	717	8,615	741,755	8,902,025
Net increase (decrease)	1,514	$18,547	(2,795,538)	$(33,420,267)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	72,324	$885,654	6,183	$76,173
Shares repurchased	(262,231)	(3,189,347)	(23,414)	(282,187)
Dividends reinvested	19,628	237,150	1,173	14,171
Net increase (decrease)	(170,279)	$(2,066,543)	(16,058)	$(191,843)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,968,101	$60,392,511
Shares repurchased	(3,294)	(39,556)	(6,300,333)	(76,381,455)
Dividends reinvested	632	7,635	662,674	8,005,083
Net increase (decrease)	(2,662)	$(31,921)	(669,558)	$(7,983,861)

PACE Strategic Fixed Income Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	103,374	$1,393,368	206	$4,122
Shares repurchased	(326,848)	(4,387,096)	(29,634)	(394,503)
Shares converted	467,476	6,184,714	(467,476)	(6,184,714)
Dividends reinvested	30,665	411,642	1,759	23,406
Net increase (decrease)	274,667	$3,602,628	(495,145)	$(6,551,689)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	764	$10,233	7,121,532	$95,503,205
Shares repurchased	(8,939)	(119,853)	(13,620,231)	(182,061,405)
Dividends reinvested	3,426	45,893	1,699,846	22,790,543
Net increase (decrease)	(4,749)	$(63,727)	(4,798,853)	$(63,767,657)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	289,126	$4,001,147	6,196	$85,534
Shares repurchased	(269,135)	(3,698,466)	(111,814)	(1,519,101)
Dividends reinvested	20,280	274,749	8,996	121,882
Net increase (decrease)	40,271	$577,430	(96,622)	$(1,311,685)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,026	$13,858	7,768,303	$105,725,895
Shares repurchased	(17,230)	(233,064)	(10,912,777)	(148,182,882)
Dividends reinvested	3,274	44,283	1,591,281	21,539,581
Net increase (decrease)	(12,930)	$(174,923)	(1,553,193)	$(20,917,406)

PACE Municipal Fixed Income Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	76,464	$975,442	—	$—
Shares repurchased	(324,877)	(4,184,860)	(26,195)	(332,457)
Shares converted	571,955	7,160,878	(571,955)	(7,160,878)
Dividends reinvested	68,695	879,247	1,494	18,907
Net increase (decrease)	392,237	$4,830,707	(596,656)	$(7,474,428)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,163,878	$53,245,690
Shares repurchased	—	—	(6,529,515)	(83,530,590)
Dividends reinvested	34	439	621,597	7,959,328
Net increase (decrease)	34	$439	(1,744,040)	$(22,325,572)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	27,191	$352,054	110	$1,429
Shares repurchased	(628,875)	(8,121,868)	(97,639)	(1,266,374)
Dividends reinvested	64,074	824,458	8,939	115,030
Net increase (decrease)	(537,610)	$(6,945,356)	(88,590)	$(1,149,915)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,762,685	$48,502,979
Shares repurchased	(1,943)	(25,186)	(4,816,449)	(62,111,675)
Dividends reinvested	57	735	628,926	8,093,928
Net increase (decrease)	(1,886)	$(24,451)	(424,838)	$(5,514,768)

PACE Global Fixed Income Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	4,548	$44,784	—	$—
Shares repurchased	(474,557)	(4,596,044)	(5,315)	(51,730)
Shares converted	234,309	2,244,679	(234,309)	(2,244,679)
Dividends reinvested	40,288	390,860	472	4,578
Net increase (decrease)	(195,412)	$(1,915,721)	(239,152)	$(2,291,831)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,082	$10,460	3,449,427	$33,412,383
Shares repurchased	(26,046)	(253,340)	(9,208,762)	(89,145,505)
Dividends reinvested	4,159	40,162	590,533	5,723,899
Net increase (decrease)	(20,805)	$(202,718)	(5,168,802)	$(50,009,223)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	6,240	$62,798	4	$38
Shares repurchased	(631,775)	(6,324,717)	(25,490)	(255,245)
Dividends reinvested	39,201	390,648	1,833	18,252
Net increase (decrease)	(586,334)	$(5,871,271)	(23,653)	$(236,955)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,397	$13,969	4,521,816	$45,276,159
Shares repurchased	(24,553)	(245,594)	(7,276,687)	(72,779,614)
Dividends reinvested	3,927	38,983	588,671	5,864,563
Net increase (decrease)	(19,229)	$(192,642)	(2,166,200)	$(21,638,892)

PACE High Yield Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	84,657	$812,348	106	$2,177
Shares repurchased	(119,346)	(1,139,306)	(3,075)	(30,011)
Shares converted	231,878	2,260,808	(232,116)	(2,260,808)
Dividends reinvested	18,834	180,296	1,021	9,961
Net increase (decrease)	216,023	$2,114,146	(234,064)	$(2,278,681)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,797	$17,322	2,801,144	$27,030,357
Shares repurchased	(1,806)	(17,589)	(8,833,556)	(84,780,414)
Dividends reinvested	3,185	30,663	1,731,661	16,618,665
Net increase (decrease)	3,176	$30,396	(4,300,751)	$(41,131,392)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	54,048	$536,960	18,013	$179,406
Shares repurchased	(107,968)	(1,084,727)	(71,222)	(708,775)
Dividends reinvested	13,566	134,816	6,655	66,146
Net increase (decrease)	(40,354)	$(412,951)	(46,554)	$(463,223)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,525,583	$35,285,353
Shares repurchased	—	—	(7,348,836)	(73,481,792)
Dividends reinvested	2,909	29,010	1,854,734	18,473,042
Net increase (decrease)	2,909	$29,010	(1,968,519)	$(19,723,397)

PACE Large Co Value Equity Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	42,928	$856,514	—	$—
Shares repurchased	(700,405)	(15,004,288)	(10,339)	(249,572)
Shares converted	453,282	10,475,342	(452,890)	(10,475,342)
Dividends reinvested	497,284	9,513,035	—	—
Net increase (decrease)	293,089	$5,840,603	(463,229)	$(10,724,914)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	10,208	$215,995	4,207,759	$89,207,918
Shares repurchased	(51,946)	(1,175,169)	(12,467,562)	(263,702,204)
Dividends reinvested	80,631	1,544,086	5,165,407	98,400,996
Net increase (decrease)	38,893	$584,912	(3,094,396)	$(76,093,290)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	16,448	$390,273	3,645	$87,808
Shares repurchased	(621,424)	(14,808,493)	(88,430)	(2,109,149)
Dividends reinvested	363,578	8,562,250	33,684	797,625
Net increase (decrease)	(241,398)	$(5,855,970)	(51,101)	$(1,223,716)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,878	$138,904	3,555,141	$84,363,783
Shares repurchased	(79,280)	(1,900,484)	(8,241,539)	(195,063,264)
Dividends reinvested	61,245	1,444,783	4,066,047	95,430,125
Net increase (decrease)	(12,157)	$(316,797)	(620,351)	$(15,269,356)

PACE Large Co Growth Equity Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	30,549	$668,045	—	$—
Shares repurchased	(272,878)	(6,321,470)	(7,623)	(168,838)
Shares converted	95,323	2,503,193	(118,973)	(2,503,193)
Dividends reinvested	375,371	7,376,046	—	—
Net increase (decrease)	228,365	$4,225,814	(126,596)	$(2,672,031)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,949	$208,944	3,285,826	$78,479,157
Shares repurchased	(44,108)	(1,150,460)	(14,191,463)	(341,166,563)
Dividends reinvested	115,927	2,400,843	9,078,415	186,198,295
Net increase (decrease)	80,768	$1,459,327	(1,827,222)	$(76,489,111)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	15,496	$408,750	852	$17,589
Shares repurchased	(216,995)	(5,684,237)	(27,024)	(572,662)
Dividends reinvested	167,775	4,180,943	15,249	305,897
Net increase (decrease)	(33,724)	$(1,094,544)	(10,923)	$(249,176)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,475	$94,002	2,728,091	$73,367,250
Shares repurchased	(45,596)	(1,246,826)	(8,855,088)	(237,600,222)
Dividends reinvested	53,891	1,399,023	4,534,804	116,816,539
Net increase (decrease)	11,770	$246,199	(1,592,193)	$(47,416,433)

PACE Small/Medium Co Value Equity Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,369	$56,989	—	$—
Shares repurchased	(187,425)	(3,450,785)	(7,006)	(121,946)
Shares converted	162,283	3,190,489	(198,660)	(3,190,489)
Dividends reinvested	62,494	994,908	—	—
Net increase (decrease)	40,721	$791,601	(205,666)	$(3,312,435)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,938	$36,280	2,328,781	$43,641,955
Shares repurchased	(4,105)	(76,022)	(5,911,099)	(110,131,915)
Dividends reinvested	703	11,697	1,481,136	24,335,068
Net increase (decrease)	(1,464)	$(28,045)	(2,101,182)	$(42,154,892)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	17,544	$356,801	6,058	$98,840
Shares repurchased	(78,526)	(1,625,174)	(72,326)	(1,197,996)
Dividends reinvested	89,152	1,775,917	30,827	503,716
Net increase (decrease)	28,170	$507,544	(35,441)	$(595,440)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,848,682	$39,144,415
Shares repurchased	(4,642)	(99,668)	(4,010,485)	(84,898,833)
Dividends reinvested	1,506	31,275	2,563,645	52,580,356
Net increase (decrease)	(3,136)	$(68,393)	401,842	$6,825,938

PACE Small/Medium Co Growth Equity Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	27,525	$399,835	—	$—
Shares repurchased	(222,595)	(3,753,894)	(2,904)	(47,633)
Shares converted	134,528	2,546,611	(176,725)	(2,546,611)
Dividends reinvested	261,497	3,687,103	—	—
Net increase (decrease)	200,955	$2,879,655	(179,629)	$(2,594,244)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,968,714	$34,903,374
Shares repurchased	—	—	(7,455,292)	(135,724,890)
Dividends reinvested	432	6,763	4,380,256	66,798,900
Net increase (decrease)	432	$6,763	(1,106,322)	$(34,022,616)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	6,286	$115,013	1,315	$17,899
Shares repurchased	(159,548)	(2,857,000)	(62,678)	(834,272)
Dividends reinvested	68,619	1,175,452	13,101	171,628
Net increase (decrease)	(84,643)	$(1,566,535)	(48,262)	$(644,745)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,750,390	$33,194,319
Shares repurchased	(3,589)	(73,821)	(4,551,648)	(86,914,728)
Dividends reinvested	289	5,347	1,342,869	24,520,791
Net increase (decrease)	(3,300)	$(68,474)	(1,458,389)	$(29,199,618)

PACE International Equity Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	10,712	$166,889	—	$—
Shares repurchased	(276,625)	(4,207,906)	(1,594)	(26,813)
Shares converted	115,113	1,816,483	(117,648)	(1,816,483)
Dividends reinvested	139,119	1,893,415	—	—
Net increase (decrease)	(11,681)	$(331,119)	(119,242)	$(1,843,296)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	6,764	$100,731	6,333,654	$95,783,724
Shares repurchased	(96,733)	(1,473,949)	(15,156,492)	(227,077,218)
Dividends reinvested	69,246	936,899	5,319,768	71,816,872
Net increase (decrease)	(20,723)	$(436,319)	(3,503,070)	$(59,476,622)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	14,058	$241,691	5,447	$90,193
Shares repurchased	(133,104)	(2,263,205)	(16,335)	(276,772)
Dividends reinvested	31,358	531,517	1,325	22,082
Net increase (decrease)	(87,688)	$(1,489,997)	(9,563)	$(164,497)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,514	$195,044	7,124,780	$120,466,509
Shares repurchased	(117,890)	(1,999,327)	(9,729,905)	(164,664,097)
Dividends reinvested	18,530	312,609	1,352,532	22,763,116
Net increase (decrease)	(87,846)	$(1,491,674)	(1,252,593)	$(21,434,472)

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	18,718	$240,569	—	$—
Shares repurchased	(41,844)	(533,944)	(1,533)	(18,743)
Shares converted	85,379	1,051,873	(92,758)	(1,051,873)
Dividends reinvested	4,949	58,692	—	—
Net increase (decrease)	67,202	$817,190	(94,291)	$(1,070,616)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,476	$161,834	3,617,354	$46,388,943
Shares repurchased	(72,734)	(960,362)	(7,302,729)	(93,012,813)
Dividends reinvested	9,670	115,455	533,943	6,343,244
Net increase (decrease)	(50,588)	$(683,073)	(3,151,432)	$(40,280,626)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	49,453	$730,319	2,591	$34,410
Shares repurchased	(72,272)	(1,038,785)	(16,939)	(219,728)
Dividends reinvested	2,470	34,896	267	3,484
Net increase (decrease)	(20,349)	$(273,570)	(14,081)	$(181,834)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,185	$365,023	3,588,386	$51,498,515
Shares repurchased	(61,174)	(867,540)	(5,291,813)	(76,099,371)
Dividends reinvested	6,786	96,566	368,348	5,212,130
Net increase (decrease)	(29,203)	$(405,951)	(1,335,079)	$(19,388,726)

PACE Global Real Estate Securities Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	10,035	$78,076	—	$—
Shares repurchased	(18,188)	(137,219)	(527)	(3,840)
Shares converted	21,450	151,439	(22,402)	(151,439)
Dividends reinvested	1,719	12,036	—	—
Net increase (decrease)	15,016	$104,332	(22,929)	$(155,279)

	Class Y*		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,626,329	$11,719,004
Shares repurchased	—	—	(4,564,600)	(32,825,081)
Dividends reinvested	—	—	602,460	4,054,557
Net increase (decrease)	—	$—	(2,335,811)	$(17,051,520)

*  Class Y was fully redeemed as of January 25, 2018

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,857	$21,301	—	$—
Shares repurchased	(15,793)	(119,785)	(12,022)	(87,735)
Dividends reinvested	1,778	13,616	716	5,266
Net increase (decrease)	(11,158)	$(84,868)	(11,306)	$(82,469)

	Class Y*		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,160,408	$15,617,196
Shares repurchased	(4,239)	(31,230)	(3,253,350)	(23,562,691)
Dividends reinvested	174	1,289	785,141	5,786,490
Net increase (decrease)	(4,065)	$(29,941)	(307,801)	$(2,159,005)

*  Class Y was fully redeemed as of January 25, 2018

PACE Alternative Strategies Investments
For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	71,875	$747,005	—	$—
Shares repurchased	(498,434)	(5,167,853)	(38,283)	(386,068)
Shares converted	526,736	5,615,005	(564,890)	(5,615,005)
Dividends reinvested	27,418	275,555	—	—
Net increase (decrease)	127,595	$1,469,712	(603,173)	$(6,001,073)

PACE Select Advisors Trust

Notes to financial statements

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,648	$27,560	5,803,947	$60,397,943
Shares repurchased	(17,701)	(186,333)	(15,061,398)	(156,643,227)
Dividends reinvested	1,188	11,917	1,445,099	14,436,543
Net increase (decrease)	(13,865)	$(146,856)	(7,812,352)	$(81,808,741)

For the year ended July 31, 2018:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	62,177	$679,328	2,456	$24,990
Shares repurchased	(210,542)	(2,286,869)	(330,601)	(3,363,213)
Net increase (decrease)	(148,365)	$(1,607,541)	(328,145)	$(3,338,223)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,305	$25,051	7,832,097	$84,518,686
Shares repurchased	(12,642)	(137,763)	(11,977,868)	(129,118,756)
Net increase (decrease)	(10,337)	$(112,712)	(4,145,771)	$(44,600,070)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2019 and July 31, 2018 were as follows:

	2019				2018
Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Government Money Market Investments	$—	$3,456,399	$—	$—	$—	$1,702,668	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	13,128,539	—	—	—	13,187,923	—	—
PACE Intermediate Fixed Income Investments	—	10,150,332	—	—	—	9,187,685	—	—
PACE Strategic Fixed Income Investments	—	25,314,282	—	—	—	23,939,039	—	—
PACE Municipal Fixed Income Investments	9,779,044	185,452	559,288	—	10,258,435	4,059	491,249	—
PACE Global Fixed Income Investments	—	6,703,499	—	—	—	—	—	6,859,964
PACE High Yield Investments	—	18,379,290	—	—	—	20,354,798	—	—
PACE Large Co Value Equity Investments	—	20,996,921	96,236,592	—	—	28,848,195	84,239,056	—
PACE Large Co Growth Equity Investments	—	11,975,253	196,296,544	—	—	8,069,886	121,393,468	—

PACE Select Advisors Trust

Notes to financial statements

	2019				2018
Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Small/Medium Co Value Equity Investments	$—	$14,884,474	$12,183,000	$—	$—	$31,579,718	$26,560,820	$—
PACE Small/Medium Co Growth Equity Investments	—	19,217,846	55,753,551	—	—	1,103,205	26,024,878	—
PACE International Equity Investments	—	37,385,211	41,880,620	—	—	25,309,332	—	—
PACE International Emerging Markets Equity Investments	—	6,936,456	—	—	—	5,671,379	—	—
PACE Global Real Estate Securities Investments	—	4,383,008	—	—	—	6,006,803	218,765	—
PACE Alternative Strategies Investments	—	12,689,145	3,021,999	—	—	—	—	—

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at July 31, 2019 were as follows:

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
PACE Government Money Market Investments	$185,845,295	$—	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	624,280,101	11,349,082	(8,682,180)	2,666,902
PACE Intermediate Fixed Income Investments	320,876,649	13,753,331	(3,764,125)	9,989,206
PACE Strategic Fixed Income Investments	1,007,745,424	27,465,231	(17,050,666)	10,414,565
PACE Municipal Fixed Income Investments	328,753,754	16,149,909	(411,144)	15,738,765
PACE Global Fixed Income Investments	396,034,122	12,144,078	(8,673,518)	3,470,560
PACE High Yield Investments	325,262,807	7,741,041	(16,923,942)	(9,182,901)
PACE Large Co Value Equity Investments	1,028,299,189	161,430,927	(50,642,261)	110,788,666
PACE Large Co Growth Equity Investments	879,706,861	371,620,430	(7,860,653)	363,759,777
PACE Small/Medium Co Value Equity Investments	399,831,262	81,056,672	(34,315,042)	46,741,630
PACE Small/Medium Co Growth Equity Investments	413,443,204	74,574,746	(12,418,421)	62,156,325
PACE International Equity Investments	975,956,154	112,451,049	(95,728,917)	16,722,132
PACE International Emerging Markets Equity Investments	363,797,735	52,231,392	(25,819,378)	26,412,014
PACE Global Real Estate Securities Investments	119,829,884	6,530,680	(3,447,610)	3,083,070
PACE Alternative Strategies Investments	459,648,761	24,109,681	(22,978,756)	1,130,925

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives, mark-to-market of passive foreign investment companies and non-taxable special dividends.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
PACE Government Money Market Investments	$—	$145,535	$—	$(971)	$—	$(146,127)	$(1,563)
PACE Mortgage-Backed Securities Fixed Income Investments	—	80,086	—	(22,094,415)	2,666,902	(52,416)	(19,399,843)
PACE Intermediate Fixed Income Investments	—	1,294,836	—	(6,463,475)	9,986,903	—	4,818,264
PACE Strategic Fixed Income Investments	—	5,992,508	—	(20,379,460)	10,414,566	—	(3,972,386)
PACE Municipal Fixed Income Investments	310	102,873	1,260,258	—	15,738,765	—	17,102,206
PACE Global Fixed Income Investments	—	1,444,912	—	(8,619,211)	3,470,560	—	(3,703,739)
PACE High Yield Investments	—	1,665,322	—	(4,186,219)	(9,510,580)	—	(12,031,477)
PACE Large Co Value Equity Investments	—	11,448,011	31,953,966	(2,510,439)	110,788,660	—	151,680,198
PACE Large Co Growth Equity Investments	—	—	98,970,645	(183,101)	363,759,788	—	462,547,332
PACE Small/Medium Co Value Equity Investments	—	1,537,692	—	(465,836)	46,741,617	—	47,813,473
PACE Small/Medium Co Growth Equity Investments	—	—	56,164,373	(1,618,585)	62,156,325	—	116,702,113
PACE International Equity Investments	—	—	—	(7,635,468)	16,573,790	—	8,938,322
PACE International Emerging Markets Equity Investments	—	4,132,751	—	(40,627,008)	26,410,351	(2)	(10,083,908)
PACE Global Real Estate Securities Investments	—	3,172,854	—	(6,141,573)	3,076,933	—	108,214
PACE Alternative Strategies Investments	—	—	—	(5,255,334)	1,130,925	—	(4,124,409)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Post-enactment loss incurred that will be carried forward indefinitely are as follows:

Portfolio	Short-term	Long-term	Total
PACE Government Money Market Investments	$971	$—	$971
PACE Mortgage-Backed Securities Fixed Income Investments	4,006,711	18,087,704	22,094,415
PACE Intermediate Fixed Income Investments	3,888,435	2,528,080	6,416,515
PACE Strategic Fixed Income Investments	15,287,423	4,791,805	20,079,228
PACE Global Fixed Income Investments	6,860,419	1,225,165	8,085,584
PACE High Yield Investments	—	4,186,219	4,186,219
PACE International Emerging Markets Equity Investments	40,627,008	—	40,627,008
PACE Global Real Estate Securities Investments	684,038	5,457,535	6,141,573

PACE Select Advisors Trust

Notes to financial statements

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Capital loss carryforwards utilized
PACE Government Money Market Investments	$135
PACE Mortgage-Backed Securities Fixed Income Investments	1,215,750
PACE Strategic Fixed Income Investments	260,490
PACE High Yield Investments	1,460,382

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2019, the following Portfolio incurred, and elected to defer losses of the following:

		Post-October capital losses
Portfolio	Late year ordinary losses	Short-term	Long-term
PACE Large Co Growth Equity Investments	$183,101	$—	$—
PACE Small/Medium Co Value Equity Investments	—	8,981,294	(8,515,458)
PACE Small/Medium Co Growth Equity Investments	1,618,585	—	—
PACE International Equity Investments	—	3,840,645	2,137,892
PACE Alternative Strategies Investments	264,364	972,479	3,659,575

At July 31, 2019, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Distributable earnings (losses)	Beneficial interest
PACE Small/Medium Co Growth Equity Investments	$1,029,495	$(1,029,495)
PACE International Equity Investments	37,292,562	(37,292,562)
PACE Alternative Strategies Investments	13,875,505	(13,875,505)

These differences are primarily due to net operating losses and distributions in excess of net investment income.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of July 31, 2019, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Portfolio's policy to record any significant foreign tax exposures in the financial statements. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2019, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2019, remains subject to examination by the Internal Revenue Service and state taxing authorities.

PACE Select Advisors Trust

Notes to financial statements

Subsequent Event

Effective August 1, 2019, PACE Strategic Fixed Income Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.93% for Class A, and 0.68% for both Class Y and Class P. In addition, effective August 1, 2019, PACE International Emerging Markets Equity Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.65% for Class A, and 1.40% for both Class Y and Class P. In addition, effective September 11, 2019, RWC Asset Advisors (US) LLC ("RWC") was added as a subadvisor to the PACE International Emerging Markets Equity Investments Portfolio.

PACE Select Advisors Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
PACE Select Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of PACE Select Advisors Trust (the "Trust"), (comprising PACE Government Money Market Investments, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (collectively referred to as the "Funds")), including the portfolios of investments, as of July 31, 2019, and the related statements of operations and cash flows (for PACE Large Co Value Equity Investments and PACE International Equity Investments) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising PACE Select Advisors Trust at July 31, 2019, the results of their operations and cash flows (for PACE Large Co Value Equity Investments and PACE International Equity Investments) for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 27, 2019

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividends received deduction	Long-term capital gain	Foreign tax credit
Municipal Fixed Income Investments	$—	$559,288	$—
PACE High Yield Investments	48,392	—	—
PACE Large Co Value Equity Investments	20,996,921	96,236,592	—
PACE Large Co Growth Equity Investments	5,467,901	196,296,544	—
PACE Small/Medium Co Value Equity Investments	6,407,289	12,183,000	—
PACE Small/Medium Co Growth Equity Investments	1,524,552	55,753,551	—
PACE International Equity Investments	—	41,880,620	2,265,429
PACE International Emerging Markets Equity Investments	55,421	—	1,201,472
PACE Alternative Strategies Investments	—	3,021,999	—

Also, for the fiscal year ended July 31, 2019, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $32,893,996 and $12,589,293, respectively.

For the taxable year ended July 31, 2019, the Portfolios designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Portfolio	Maximum amount considered qualified dividend income
PACE High Yield Investments	$51,268
PACE Large Co Value Equity Investments	20,996,921
PACE Large Co Growth Equity Investments	11,975,253
PACE Small/Medium Co Value Equity Investments	14,884,474
PACE Small/Medium Co Growth Equity Investments	19,217,846
PACE International Equity Investments	37,385,211
PACE International Emerging Markets Equity Investments	6,936,456
PACE Global Real Estate Securities Investments	420,690
PACE Alternative Strategies Investments	7,419,429

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2020. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolios, except PACE Government Money Market Investments file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The portfolio's Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568. PACE Government Money Market Investments, has filed its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year through August 1, 2019 on Form N-Q. Effective August 1, 2019, the Form N-Q has been rescinded, and therefore is no longer required to be filed. The Portfolio's historical Forms N-Q are available on the SEC's Web site at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330.

In addition, PACE Government Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 23-24, 2019, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios"), and, for those Portfolios with subadvisors/sub-manager(s), the subadvisory/sub-management agreements for the Portfolios. (Throughout this discussion, each subadvisor/sub-manager to a Portfolio is referred to as a "Subadvisor" and each subadvisory/sub-management agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM and the Portfolios' Subadvisors, as well as the management, subadvisory, administrative and distribution arrangements for the Portfolios. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, subadvisory/sub-management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS AM and, for those Portfolios with Subadvisor(s), subadvisory services provided by each Subadvisor during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of each Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS AM provided extensive oversight of the Subadvisors for the Portfolios and reported to the board at each regular meeting on the Subadvisors' performance and compliance with applicable requirements and made recommendations with respect to Subadvisor changes (both in terms of the allocation of Portfolio assets to Subadvisors and their hiring and termination) from time to time based on the performance of the Subadvisors and other relevant factors. The board's evaluation of the services provided by UBS AM and the Subadvisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including (i) maintaining and monitoring its own and the Portfolios' expanded compliance programs and (ii) hiring and replacing Subadvisors, monitoring current Subadvisors (including adjusting their Portfolio asset allocations) and coordinating strategies among Subadvisors to continue to optimize the implementation and effectuation of the Portfolios' investment strategies. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders of the Trust held in 2008.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolios and had previously met with and received information regarding the person(s) or portfolio management team from each Subadvisor and/or UBS AM primarily responsible for the day-to-day management of each Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly,

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

and that at each regular meeting the board receives a detailed report from UBS AM on each Portfolio's performance and receives more extensive information periodically from each Subadvisor. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $183 billion in assets under management as of March 31, 2019 and was part of the UBS Asset Management Division, which had approximately $824 billion in assets under management worldwide as of March 31, 2019. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered whether UBS AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of that Portfolio through November 30, 2019 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Moreover, the board considered that, in addition to continuing to waive certain fees and/or reimbursing certain expenses as in past years, UBS AM also offered specific new expense caps for certain Portfolios as discussed below. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group"). The board also received from Broadridge comparative data on a supplemental expense group of subadvised peers (which may include certain of the subadvised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Portfolios, versus those accounts and the differences in the levels of services required by the Portfolios and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM. The board observed that it had received certain information regarding fees, compensation from other similar funds, and economies of scale from certain Subadvisors as part of the summary of each Subadvisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Subadvisory Agreements; however, the board also observed that the compensation paid to a Subadvisor is paid by UBS AM, not by the particular Portfolio, and, accordingly,

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

that the retention of a Subadvisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a subadvisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2019, and (b) annualized performance information for each year in the ten-year period ended April 30, 2019. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS AM's statement that while management believed that the Broadridge peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Subadvisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to each Portfolio and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund complex as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. A Subadvisor's profitability in providing services to a Portfolio was not a significant factor considered by the board, as the subadvisory fees are paid by UBS AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of PACE Government Money Market Investments. The board also noted that as of April 30, 2019, with the exception of PACE International Emerging Markets Equity Investments, PACE Global Fixed Income Investments, PACE Global Real Estate Securities Investments, PACE High Yield Investments, PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments, for those Portfolios having breakpoints, each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS AM.

Generally, in light of UBS AM's profitability data, the Actual Management Fees, the Contractual Management Fees, the breakpoints currently in place for the Portfolios and the current assets of the Portfolios, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS AM and the Subadvisors—The board was informed by management that the Subadvisors' relationships with the Portfolios were limited to their provision of subadvisory services to these

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Portfolios, and that therefore, management believed that the Subadvisors and their affiliates did not receive tangible ancillary benefits as a result of the Subadvisors' relationships with the Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which also would potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Subadvisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Subadvisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadvisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to the "median" in the Broadridge Expense Group, Supplemental Expense Group and Broadridge Performance Universe categories. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. Broadridge information is calculated on a share class basis. References appearing below relate to Class A shares; the board also had information relevant to other share classes (e.g., Class P shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), Jackson Square Partners, LLC and Mar Vista Investment Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. It was noted that although the Portfolio's recent performance had improved, the Portfolio had not kept up with its benchmark in a robust environment for growth companies. Management noted it was continuing to evaluate the Subadvisors and the allocation of the Portfolio's assets.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were above the median in the Portfolio's Expense Group, and the Portfolio's total expenses were at the Expense Group median for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Contractual Management Fee and Actual Management Fee, although above the median, were reasonably close to the Expense Group median (within five basis points (that is, hundredths of a percentage point)—i.e., 0.05% in each instance). Management further noted that, compared to the Supplemental Expense Group, consisting of five other subadvised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were more closely aligned with the Portfolio's peers.

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Boston Partners Global Investors, Inc., Los Angeles Capital Management and Equity Research, Inc. ("Los

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Angeles Capital"), Pzena Investment Management, LLC and River Road Asset Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the five-year period, but below the Performance Universe median for the one-, three- and ten-year periods and since inception, ranking in the third quintile of performance in the Performance Universe over the one- and ten-year periods.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within three basis points—i.e., 0.03%). It was noted that, compared to the Supplemental Expense Group, consisting of four other subadvised funds, the Portfolio's Actual Management Fee was more closely aligned with its peers, and the Portfolio's total expenses were at the median.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Riverbridge Partners, LLC and Calamos Advisors LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-year period, but below the Performance Universe median for the three-, five- and ten-year periods and since inception. It was noted that the Portfolio's recent performance had improved and, for the one- and three-year periods, was above or close to the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, for the comparison periods utilized in the Broadridge report.

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Huber Capital Management LLC, Kayne Anderson Rudnick Investment Management, LLC and Sapience Investments, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three- and five-year periods, but below the Performance Universe median for the ten-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were above the median in the Portfolio's Expense Group, and total expenses were below the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's Contractual Management Fee and Actual Management Fee, although above the median, were reasonably close to the Expense Group median (within two basis points—i.e., 0.02% in each instance). It was noted that, compared to the Supplemental Expense Group, consisting of five other subadvised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were more closely aligned with its peers.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Chautauqua Capital Management—a division of Robert W. Baird & Co. Incorporated, Los Angeles Capital and Mondrian Investment Partners Limited ("Mondrian"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception, with performance being reasonably close to the median for the one-, three- and five-year periods. Management explained that although the Portfolio's benchmark is a large cap core index, the Portfolio was classified under the Broadridge International Multi-Cap Growth category due to a bias in small-mid cap portfolio holdings over the last year. It was noted that the Portfolio's recent performance had improved.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained the composition of the Expense Group changed during the comparison period, and noted the Portfolio's total expense ratio was generally close to the Expense Group median. Management also noted that the Portfolio's expense cap was lowered in 2017.

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of LMCG Investments, LLC, Mondrian and William Blair Investment Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that the Portfolio's recent performance had improved and, for the one-year period, was closer to the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the variance in the Portfolio's total expenses relative to the Expense Group median was primarily attributable to non-management fee expenses, including custody and transfer agency fees. Management proposed to voluntarily lower the Portfolio's expense cap by five basis points (i.e., 0.05%).

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Aviva Investors Americas LLC, First Quadrant L.P., Kettle Hill Capital Management, LLC, PCJ Investment Counsel Ltd., Sirios Capital Management, L.P., Standard Life Investments (Corporate Funds) Limited and Wells Capital Management Incorporated (formerly, Analytic Investors, LLC), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management discussed the reasons behind the Portfolio's recent underperformance, and noted it was continuing to

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

evaluate the Subadvisors and the allocation of the Portfolio's assets, including through the addition of new Subadvisors.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were above the median and total expenses were at the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. With respect to the Supplemental Expense Group, the Portfolio's Contractual Management Fee and Actual Management Fee were more closely aligned with its peers, while its total expenses were below the median.

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Brookfield Public Securities Group LLC (formerly, Brookfield Investment Management Inc.), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that, during the one-year period, the Portfolio's value focus resulted in underperformance against the Performance Universe.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were below the median (lowest Actual Management Fee in the Expense Group) and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Similarly, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were at or below each of their respective medians in the Supplemental Expense Group. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within nine basis points—i.e., 0.09%). Management explained that the Portfolio's higher transfer agent fees are the main driver of the Portfolio's higher total expenses, which are a result of the large number of shareholder accounts with smaller account sizes within the Portfolio.

PACE Mortgage-Backed Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC ("PIMCO"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the three-, five-year and ten-year periods, but above the Performance Universe median for the one-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management noted that, compared to the Supplemental Expense Group, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were more closely aligned to its peers.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited (the latter being a sub-manager to NCRAM for Asia), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three- and five-year periods and since inception, but was below the Performance Universe median for the one- and ten-year periods. Management noted that greater-than-benchmark exposure to securities in the energy sector and lower-rated securities rated CCC detracted from the Portfolio's relative performance during the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group (with the Portfolio's Contractual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management explained that the Actual Management Fee and total expenses, although above the median, were reasonably close to the Expense Group median (within four basis points—i.e., 0.04% and within one basis point—i.e., 0.01%, respectively). Management noted that the Portfolio's Actual Management Fee and total expenses were at the Supplemental Expense Group medians.

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that the Portfolio's recent performance had improved and, for the one- and three-year periods, was closer to the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted the downward trend in the Portfolio's expenses and reminded the board that management voluntarily lowered the Portfolio's expense cap in 2018.

PACE Global Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with J.P. Morgan, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that the Performance Universe was comprised of funds with a diverse range of investment strategies that varied from the Portfolio, and discussed the reasons for the Portfolio's relative underperformance.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Actual Management Fee was reasonably close to the Expense Group median (within five basis points—i.e., 0.05%). Management also noted that as of December 1, 2016, the Portfolio changed its name, investment strategy and performance benchmark, which resulted in the Portfolio being reclassified into a different Expense Group. Management explained that the Expense Group composition of comparable funds has changed considerably as a result of the Portfolio's strategy change. Management noted the downward trend in the Portfolio's expenses and explained that the Portfolio's total expenses have become more aligned with its peers.

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Mellon Investments Corporation (formerly, BNY Mellon Asset Management North America Corporation), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-year period and at the Performance Universe median for the five-year period, but below the Performance Universe median for the three- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted the downward trend in the Portfolio's expenses, including the expense reductions in 2017, and explained that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses, although all above the respective median, were reasonably close to the Expense Group medians (within four basis points—i.e., 0.04%, five basis points—i.e., 0.05% and eight basis points—i.e., 0.08%, respectively).

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Neuberger Berman Investment Advisers LLC and PIMCO, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three-, five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group (with the Portfolio's Actual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management further noted the downward trend in the Portfolio's total expenses and proposed to voluntarily lower the Portfolio's expense cap by three basis points (i.e., 0.03%).

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Government Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was at or slightly above the Performance Universe median for the five- and ten-year periods and since inception, but slightly below the Performance Universe median for the one- and three-year periods. The board noted that the Portfolio's above median performance included periods during which the Portfolio was managed as a prime money market fund, in contrast to the government money market funds in the Portfolio's Performance Universe.

Management fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Actual Management Fee was below the median, and its Contractual Management Fee and total expenses were at the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and subadvisory fee, as proposed by management after questions and/or suggestions posed by the board, continued to be appropriate under the circumstances and in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Subadvisory Agreement or Subadvisory Agreements, respectively.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisors, the Subadvisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS AM or the Subadvisors were present.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 77 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001 (Trustee); Since November 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

Professor Feldberg is a director or trustee of 12 investment companies (consisting of 50 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 78 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).

Richard R. Burt; 72 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 79 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

				Mr. Garil is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 51	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 41	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 61	Vice President and Assistant Secretary	Since 1999 and March 2019, respectively

Mr. Kemper is a managing director and Interim Head of Compliance and Operational Risk Control—Americas (2006 and June 2019, respectively) and previously had been general counsel of UBS AM—Americas region (from 2004 until June 2019). He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*; 51	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun[2]; 40	President	Since September 2018

Mr. Lasun is an executive director and head of fund development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to September 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

William Lawlor**; 32	Vice President and Assistant Secretary	Since 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung***; 61	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 53	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino***, 60	Chief Compliance Officer	Since 2017

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 13 investment companies (consisting of 67 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 46	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders**; 53	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director (since March 2019) and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 34	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director and associate general counsel with UBS Business Solutions US LLC (Since 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region. Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth***; 55	Vice President	Since 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM—Americas region (since 2013). Prior to joining UBS AM—Americas region, Ms. Toth was a senior portfolio manager at Alliance Bernstein (from 1993 to 2012). Ms. Toth is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak**; 36	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller**; 58	Vice President and Secretary	Since 2000 and March 2019, respectively

Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

***  This person's business address is 787 Seventh Avenue, New York, New York 10019.

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Principal Officers

Igor Lasun
President

Keith A. Weller
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and
Principal Accounting Officer

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2019. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S003

PACE® Government Money Market Investments

Annual Report  | July 31, 2019

PACE Government Money Market Investments

Performance

The seven-day current yield for the Fund as of July 31, 2019 was 1.74% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 6. Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share.

Advisor's Comments

The Federal Reserve Board (Fed) initially continued to normalize monetary policy during the reporting period. For example, the Fed raised rates at its meetings in September and December 2018, for a total of four rate hikes in 2018. With its December 2018 increase, the federal funds rate moved to a range between 2.25% and 2.50%. In addition, the Fed continued reducing its balance sheet. However, at its meeting in January 2019, the Fed announced that it would take a less aggressive stance on future rate hikes. Then, as expected, the Fed lowered rates at its meeting in July 2019—the first cut since 2008. While the yields on a wide

PACE Select Advisors Trust—PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

1

PACE Government Money Market Investments

range of short-term investments moved higher over the period, yields still remain low by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 22 days. This was increased to 34 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period. We modestly reduced the Portfolio's exposure to US government and agency obligations and slightly pared its allocation to repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Sincerely,

Igor Lasun President PACE Select Advisors Trust Executive Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Government Money Market Investments Managing Director, UBS Asset Management (Americas) Inc.

2

PACE Government Money Market Investments

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 month period ended July 31, 2019. The views and opinions in the letter were current as of September 18, 2019. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

3

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2019 to July 31, 2019.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

4

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2019	Ending account value July 31, 2019	Expenses paid during period[1] 02/01/19 to 07/31/19	Expense ratio during the period
Actual	$1,000.00	$1,009.10	$2.99	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.01	0.60

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

5

PACE Government Money Market Investments

Yields and characteristics at a glance—July 31, 2019
(unaudited)

Yields and characteristics
Seven-day current yield after fee waivers and/or expense reimbursements[1]	1.74%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	1.75
Seven-day current yield before fee waivers and/or expense reimbursements[1]	1.19
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	1.19
Weighted average maturity[2]	34 days
Portfolio composition[3]
US government and agency obligations	79.2%
Repurchase agreements	21.5
Other assets less liabilities	(0.7)
Total	100.0%

You could lose money by investing in PACE Government Money Market Investments. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. PACE Government Money Market Investments' sponsor has no legal obligation to provide financial support to PACE Government Money Market Investments, and you should not expect that the portfolio's sponsor will provide financial support to PACE Government Money Market Investments at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

6

PACE Government Money Market Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
US government and agency obligations—79.2%
Federal Farm Credit Bank
2.070%, due 12/12/19[1]	$1,250,000	$1,240,441
2.400%, due 11/25/19[1]	1,300,000	1,289,947
Federal Home Loan Bank
2.025%, due 01/06/20[1]	2,000,000	1,982,225
2.080%, due 11/13/19[1]	1,000,000	993,991
2.085%, due 11/04/19[1]	1,500,000	1,491,747
2.090%, due 10/01/19[1]	2,000,000	1,992,917
2.090%, due 10/25/19[1]	4,000,000	3,980,261
2.140%, due 08/20/19[1]	5,000,000	4,994,353
2.145%, due 08/23/19[1]	5,000,000	4,993,446
2.150%, due 08/14/19[1]	7,000,000	6,994,565
2.150%, due 09/06/19[1]	2,000,000	1,995,700
2.150%, due 09/16/19[1]	5,000,000	4,986,264
2.180%, due 08/08/19[1]	3,000,000	2,998,728
2.200%, due 08/09/19[1]	5,000,000	4,997,556
2.215%, due 08/21/19[1]	2,500,000	2,496,924
2.215%, due 09/04/19[1]	5,000,000	4,989,540
2.215%, due 09/13/19[1]	6,000,000	5,984,126
2.240%, due 08/20/19[1]	5,000,000	4,994,089
2.245%, due 08/21/19[1]	2,000,000	1,997,506
2.330%, due 09/04/19[1]	3,000,000	2,993,398
2.330%, due 09/06/19[1]	3,500,000	3,491,845
2.335%, due 09/03/19[1]	1,000,000	997,860
2.340%, due 09/16/19[1]	5,000,000	4,985,050
2.345%, due 08/28/19[1]	3,000,000	2,994,724
2.348%, due 08/23/19[1]	2,000,000	1,997,130
2.349%, due 08/30/19[1]	2,000,000	1,996,215
2.367%, due 08/21/19[1]	4,000,000	3,994,740
2.372%, due 08/16/19[1]	2,000,000	1,998,023
2.378%, due 08/14/19[1]	2,000,000	1,998,283
2.400%, due 08/01/19[1]	1,000,000	1,000,000

7

PACE Government Money Market Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
US government and agency obligations—(continued)
2.400%, due 09/11/19[1]	$1,000,000	$997,267
2.400%, due 10/21/19[1]	1,500,000	1,491,900
2.400%, due 06/17/20	2,000,000	2,000,000
2.410%, due 10/25/19[1]	1,000,000	994,310
2.415%, due 08/15/19[1]	1,000,000	999,061
2.430%, due 09/25/19[1]	3,000,000	2,988,862
2.435%, due 10/01/19[1]	2,000,000	1,991,748
2.437%, due 09/20/19[1]	1,000,000	996,615
2.440%, due 10/02/19[1]	2,000,000	1,991,596
2.440%, due 10/17/19[1]	400,000	397,912
2.440%, due 10/21/19[1]	1,500,000	1,491,765
2.510%, due 05/28/20	1,000,000	1,000,000
1 mo. USD LIBOR - 0.025%,
2.342%, due 10/09/19[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.015%,
2.257%, due 05/20/20[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.020%,
2.340%, due 05/08/20[2]	2,500,000	2,500,000
1 mo. USD LIBOR - 0.030%,
2.330%, due 11/07/19[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.055%,
2.270%, due 01/14/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.065%,
2.235%, due 10/18/19[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.070%,
2.297%, due 10/09/19[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.080%,
2.161%, due 09/27/19[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.090%,
2.289%, due 09/10/19[2]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.100%,
2.172%, due 08/21/19[2]	2,000,000	2,000,000
1 mo. USD LIBOR - 0.105%,
2.167%, due 08/20/19[2]	2,000,000	2,000,000

8

PACE Government Money Market Investments

Portfolio of investments—July 31, 2019

	Face amount	Value
US government and agency obligations—(concluded)
1 mo. USD LIBOR - 0.110%,
2.215%, due 08/13/19[2]	$2,000,000	$2,000,000
3 mo. USD LIBOR - 0.265%,
2.311%, due 08/02/19[2]	2,000,000	1,999,997
SOFR + 0.010%,
2.400%, due 01/24/20[2]	2,000,000	2,000,000
SOFR + 0.025%,
2.415%, due 04/22/20[2]	2,000,000	2,000,000
SOFR + 0.065%,
2.455%, due 11/15/19[2]	1,000,000	1,000,000
Federal Home Loan Mortgage Corp.
2.340%, due 10/17/19[1]	2,500,000	2,487,487
US Treasury Bill
1.673%, due 12/26/19[1]	3,000,000	2,975,181
Total US government and agency obligations (cost—$146,145,295)		146,145,295
Repurchase agreement—21.5%
Repurchase agreement dated 07/31/19 with Goldman Sachs & Co., 2.510% due 08/01/19, collateralized by $14,566,000 Federal Farm Credit Bank obligation, 2.080% to 3.000% due 10/01/25 to 05/16/36, $3,000 Federal Home Loan Mortgage Corp. obligation, 2.750% due 06/19/23, $24,670,000 Federal Home Loan Banks obligations, 1.875 to 3.300% due 11/29/21 to 09/08/28 and $101 US Treasury Inflation Index Notes, Zero Coupon due 08/15/22 to 11/15/29; (value—$40,494,000); proceeds: $39,702,768 (cost—$39,700,000)	39,700,000	39,700,000
Total investments (cost—$185,845,295 which approximates cost for federal income tax purposes)—100.7%		185,845,295
Liabilities in excess of other assets—(0.7)%		(1,243,367)
Net assets—100.0%		$184,601,928

For a listing of defined portfolio acronyms that are used throughout the Schedule of investments as well as the tables that follow, please refer to page 10.

9

PACE Government Money Market Investments

Portfolio of investments—July 31, 2019

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2019 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$146,145,295	$—	$146,145,295
Repurchase agreement	—	39,700,000	—	39,700,000
Total	$—	$185,845,295	$—	$185,845,295

At July 31, 2019, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

Portfolio acronyms

LIBOR  London Interbank Offered Rate

SOFR  Secured Overnight Financing Rate

See accompanying notes to financial statements
10

PACE Government Money Market Investments

Statement of assets and liabilities—July 31, 2019

Assets:
Investments, at value (cost—$146,145,295)	$146,145,295
Repurchase agreements, at value (cost—$39,700,000)	39,700,000
Total investments in securities, at value (cost—$185,845,295)	185,845,295
Cash	81,992
Receivable for shares of beneficial interest sold	304,419
Receivable for interest	56,793
Receivable from affiliate	3,724
Other assets	18,564
Total assets	186,310,787
Liabilities:
Payable for investments purchased	993,991
Payable for shares of beneficial interest repurchased	201,781
Dividends payable to shareholders	146,127
Accrued expenses and other liabilities	366,960
Total liabilities	1,708,859
Net assets	184,601,928
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$184,603,491
Distributable earnings (losses)	(1,563)
Net assets	$184,601,928
Shares outstanding	184,602,301
Net asset value	$1.00

See accompanying notes to financial statements
11

PACE Government Money Market Investments

Statement of operations

For the year ended July 31, 2019
Investment income:
Interest	$4,666,521
Expenses:
Investment management and administration fees	705,905
Transfer agency and related services fees	827,890
Custody and fund accounting fees	13,587
Trustees fees	19,318
Professional services	97,350
Reports and notices to shareholders	69,289
State registration fees	28,097
Insurance expense	2,349
Other expense	52,341
1,816,126
Fee waivers and/or expense reimbursements by investment manager and administrator	(606,004)
Net expenses	1,210,122
Net investment income	3,456,399
Net realized gain	135
Net increase in net assets resulting from operations	$3,456,534

See accompanying notes to financial statements
12

PACE Government Money Market Investments

Statement of changes in net assets

	For the years ended July 31,
	2019	2018
From operations:
Net investment income	$3,456,399	$1,702,668
Net realized gains	135	6
Net increase in net assets resulting from operations	3,456,534	1,702,674
Total distributions[1]	(3,456,399)	(1,702,668)
Net decrease in net assets from beneficial interest transactions	(4,192,193)	(10,791,379)
Net decrease in net assets	(4,192,058)	(10,791,373)
Net assets:
Beginning of year	188,793,986	199,585,359
End of year	$184,601,928	$188,793,986

1  Distribution balances are presented in total to conform with SEC Regulation S-X amendments, effective November 5, 2018. For the year ended July 31, 2018, all distributions were made from net investment income.

See accompanying notes to financial statements
13

PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each year is presented below:

Class P

	Years ended July 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.017	0.008	0.00[1]	0.000[1]	0.000[1]
Net realized gains (losses)	0.000[1]	0.000[1]	(0.000)[1]	0.000[1]	—
Net increase from operations	0.017	0.008	0.001	0.000[1]	0.000[1]
Dividends from net investment income	(0.017)	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	—	—	—	(0.000)[1]	—
Total dividends and distributions	(0.017)	(0.008)	(0.001)	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	1.72%	0.83%	0.11%	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.90%	0.89%	0.95%	0.96%	0.93%
Expenses after fee waivers and/or expense reimbursements	0.60%	0.60%	0.52%	0.26%	0.14%
Net investment income	1.71%	0.82%	0.12%	0.01%	0.01%
Supplemental data:
Net assets, end of year (000's)	$184,602	$188,794	$199,585	$182,977	$168,503

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements
14

PACE Government Money Market Investments

Notes to financial statements

Organization and significant accounting policies

PACE Government Money Market Investments (the "Portfolio") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Portfolio. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15

PACE Government Money Market Investments

Notes to financial statements

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): "Premium Amortization On Purchased Callable Debt Securities" ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018. Management is currently assessing the potential impact of these changes to future financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

The following is a summary of significant accounting policies:

Valuation of investments—Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7") the Portfolio has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a

16

PACE Government Money Market Investments

Notes to financial statements

"government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Portfolio values its investments at amortized cost unless the Portfolio's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Portfolio's Portfolio of investments.

Constant net asset value per share—The Portfolio attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or

17

PACE Government Money Market Investments

Notes to financial statements

temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 of the 1940 Act or a Portfolio's investment strategies and limitations may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio intends to enter into

18

PACE Government Money Market Investments

Notes to financial statements

repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risks.

The Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In

19

PACE Government Money Market Investments

Notes to financial statements

accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2019, UBS AM owes $3,724 to the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2019 at a level not to exceed 0.60%. For the period ended July 31, 2019, UBS AM waived $404,306 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At July 31, 2019, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2020	Expires July 31, 2021	Expires July 31, 2022
$1,484,423	$670,937	$409,180	$404,306

No amount was repaid back to UBS AM in the past year.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan

20

PACE Government Money Market Investments

Notes to financial statements

Stanley based on that firm's ability to provide best execution of the transactions.

During the year ended July 31, 2019, the Portfolio did not purchase or sell certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley. If any such transactions had occurred, Morgan Stanley would have received compensation in connection with such trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

UBS Financial Services Inc. has voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. For the year ended July 31, 2019, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $201,698, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the period ended July 31, 2019, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $312,420 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

21

PACE Government Money Market Investments

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	Years ended July 31,
	2019	2018
Shares sold	241,670,811	153,320,074
Shares repurchased	(248,947,713)	(165,625,042)
Dividends reinvested	3,084,709	1,513,589
Net decrease in shares outstanding	(4,192,193)	(10,791,379)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the fiscal years ended July 31, 2019 and July 31, 2018 was ordinary income in the amount of $3,456,399 and $1,702,668, respectively.

At July 31, 2019, the components of accumulated earnings on a tax basis were undistributed ordinary income of $145,535, accumulated realized capital and other losses of $(971), and other temporary differences of $(146,127).

There were no reclassifications arising from permanent "book/tax" differences for the fiscal year ended July 31, 2019.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolio after

22

PACE Government Money Market Investments

Notes to financial statements

December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2019, the Portfolio had post-enactment short-term capital loss carryforwards of $971. During the current fiscal year, the portfolio utilized $135 of capital loss carryforwards to offset current year realized gains.

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of July 31, 2019, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2019, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2019, remains subject to examination by the Internal Revenue Service and state taxing authorities.

23

PACE Government Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

To the Shareholders and the Board of
Trustees of PACE Government Money Market Investments

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PACE Government Money Market Investments (the "Fund") (one of the funds constituting PACE Select Advisors Trust), including the portfolio of investments, as of July 31, 2019 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting PACE Select Advisors Trust) at July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over

24

PACE Government Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 27, 2019

25

PACE Government Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio has filed its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year through August 1, 2019 on Form N-Q. Effective August 1, 2019, the Form N-Q has been rescinded, and therefore is no longer required to be filed. The Portfolio's historical Forms N-Q are available on the SEC's Web site at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Portfolio designates $3,456,399 of ordinary income distributions paid as qualified interest income.

26

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 23-24, 2019, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of PACE Government Money Market Investments (the "Portfolio"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the management, administrative and distribution arrangements for the Portfolio. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS AM. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered

27

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

by UBS AM concerning the management of the Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolio. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolio and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on the Portfolio's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $183 billion in assets under management as of March 31, 2019 and was part of the UBS Asset Management Division, which had approximately $824 billion in assets under management worldwide as of March 31, 2019. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided)

28

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered that UBS AM had entered into a fee waiver and/or expense reimbursement agreement with the Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2019 (excluding certain miscellaneous items) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information on UBS AM with respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated

29

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Broadridge information showed that the Portfolio's Actual Management Fee was below the median, and its Contractual Management Fee and total expenses were at the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2019, and (b) annualized performance information for each year in the ten-year period ended April 30, 2019. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

The comparative Broadridge information showed that the Portfolio's performance was at or slightly above the Performance Universe median for the five- and ten-year periods and since inception, but slightly below the Performance Universe median for the one- and three-year periods. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) The board noted that the Portfolio's above median performance included periods during which the Portfolio was managed as a prime money market fund, in contrast to the

30

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

government money market funds in the Portfolio's Performance Universe.

Based on its review and management's explanations, the board concluded that the Portfolio's investment performance was acceptable and that the management fee as proposed by management continued to be appropriate under the circumstances and in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Portfolio and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund complex as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. However, the board also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

31

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

In light of UBS AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the current assets of the Portfolio, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS AM were present.

32

PACE Government Money Market Investments

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

33

PACE Government Money Market Investments

Supplemental information (unaudited)

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg[2]; 77 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001 (Trustee); Since November 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

34

PACE Government Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 77 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036

Professor Feldberg is a director or trustee of 12 investment companies (consisting of 50 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

35

PACE Government Money Market Investments

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Alan S. Bernikow; 78 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Richard R. Burt; 72 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.
Bernard H. Garil; 79 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

36

PACE Government Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 78 207 Benedict Ave. Staten Island, NY 10314	Mr. Bernikow is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).

Richard R. Burt; 72 McLarty Associates 900 17th Street Washington, D.C. 20006	Mr. Burt is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 79 6754 Casa Grande Way Delray Beach, FL 33446	Mr. Garil is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

37

PACE Government Money Market Investments

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Heather R. Higgins; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

38

PACE Government Money Market Investments

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 59 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Ms. Higgins is a director or trustee of 5 investment companies (consisting of 43 portfolios) for which UBS AM serves as investment advisor or manager.	None

39

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 51	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 41	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

40

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 61	Vice President and Assistant Secretary	Since 1999 and March 2019, respectively

Mr. Kemper is a managing director and Interim Head of Compliance and Operational Risk Control—Americas (2006 and June 2019, respectively) and previously had been general counsel of UBS AM—Americas region (from 2004 until June 2019). He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*; 51	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

41

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Igor Lasun[2]; 40	President	Since September 2018

Mr. Lasun is an executive director and head of fund development and management for UBS AM—Americas region (since September 2018) (prior to which he was a senior fixed income product specialist from 2007 to September 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

William Lawlor**; 32	Vice President and Assistant Secretary	Since 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung***; 61	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

42

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 53	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Frank S. Pluchino***, 60	Chief Compliance Officer	Since 2017

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 13 investment companies (consisting of 67 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 46	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.

43

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders**; 53	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director (since March 2019) and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 34	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director and associate general counsel with UBS Business Solutions US LLC (Since 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region. Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth***; 55	Vice President	Since 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM—Americas region (since 2013). Prior to joining UBS AM—Americas region, Ms. Toth was a senior portfolio manager at Alliance Bernstein (from 1993 to 2012). Ms. Toth is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

44

PACE Government Money Market Investments

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
David Walczak**; 36	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller**; 58	Vice President and Secretary	Since 2000 and March 2019, respectively

Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

  1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

  2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

  *  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

  **  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

  ***  This person's business address is 787 Seventh Avenue, New York, New York 10019.

45

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Principal Officers

Igor Lasun
President

Keith A. Weller
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2019. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S026

(b)         Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule:  Not applicable to the registrant.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended July 31, 2019 and July 31, 2018, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $1,013,104 and $973,597, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2019 and July 31, 2018, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $42,826 and $42,826, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2019 and 2018 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2019 and July 31, 2018, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $175,373 and $470,773, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2019 and July 31, 2018, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)   (1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.     Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence.  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) UBS AM and (c) any entity controlling, controlled by, or under common control with UBS AM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2019 and July 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2019 and July 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2019 and July 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2019 and July 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2019 and July 31, 2018 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2019 and July 31, 2018 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended July 31, 2019, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y.  According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)          For the fiscal years ended July 31, 2019 and July 31, 2018, the aggregate fees billed by E&Y of $415,439 and $710,839, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2019	2018
Covered Services	$218,199	$513,599
Non-Covered Services	$197,240	$197,240

(h)         The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(a)               (4) Change in the registrant’s independent public accountant — Not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	October 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	October 7, 2019

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	October 7, 2019